Exhibit 10.2

TRANSACTION AGREEMENT

by and among

HOSPITALITY PROPERTIES TRUST,

HPT TA PROPERTIES TRUST,

HPT TA PROPERTIES LLC,

TRAVELCENTERS OF AMERICA LLC

and

REIT MANAGEMENT & RESEARCH LLC

January 29, 2007

Table of Contents

SECTION 1
DEFINITIONS		2
1.1	Definitions	2
SECTION 2
PRELIMINARY ACTIONS; CERTAIN SECURITIES MATTERS; TCA MERGER; LEASE TRANSACTION; AND DISTRIBUTION		11
2.1	Preliminary Actions	11
2.2	Actions Prior to TCA Closing Date	12
2.3	Actions Occurring on the TCA Closing Date	12
2.4	Capitalization of TCA LLC	15
SECTION 3
POST-DISTRIBUTION RIGHTS, OPTIONS AND COVENANTS		15
3.1	Right of First Refusal re: Certain Real Estate Investments	15
3.2	Right of First Refusal re: Travel Center Facilities	16
3.3	Options re: Travel Center Business Assets	17
3.4	Assembled Workforce	17
3.5	Cooperation, Exchange of Information, Retention of Records, and Costs of Reporting	17
3.6	Restrictions on Ownership	18
3.7	Termination of Exchange Fund; Director’s and Officer’s Indemnification	18
3.8	Cost to Remediate Pre-Existing Environmental Condition	18
SECTION 4
INDEMNIFICATION		19
4.1	Indemnification by HPT	19
4.2	Indemnification by TCA LLC	19
4.3	Indemnification Procedures	19
4.4	Certain Limitations, Etc.	21
4.5	Survival	21
4.6	Priority of Section 5	21
SECTION 5
TAX MATTERS		21
5.1	General Responsibility for Taxes	21
5.2	Allocation of Certain Taxes Among Taxable Periods	22
5.3	Filing and Payment Responsibility	22
5.4	Refunds and Credits	23
5.5	Tax Contests	24
5.6	Resolution of Disputes	24
SECTION 6
MISCELLANEOUS		24
6.1	Arbitration	24
6.2	Confidentiality	25

Table of Contents

6.3	Notices	25
6.4	Waivers, Etc.	26
6.5	Assignment; Successors and Assigns; Third Party Beneficiaries	26
6.6	Severability	27
6.7	Counterparts, Etc.	27
6.8	Governing Law	27
6.9	Expenses	27
6.10	Section and Other Headings; Interpretation	28
6.11	Exculpation	28

2

TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT is made January 29, 2007, by and among (a) HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (including its successors and permitted assigns, “HPT”); (b) HPT TA PROPERTIES TRUST, a Maryland real estate investment trust (including its successors and permitted assigns, “HPT Trust Landlord”); (c) HPT TA PROPERTIES LLC, a Maryland limited liability company (including its successors and permitted assigns, “HPT LLC Landlord” and together with HPT Trust Landlord, “HPT Landlord”); (d) TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (including its successors and permitted assigns, “TCA LLC”); and (e) REIT MANAGEMENT & RESEARCH LLC, a Delaware limited liability company (including its successors and permitted assigns, “RMR”).

PRELIMINARY STATEMENTS

A.                                   HPT entered into an Agreement and Plan of Merger, dated as of September 15, 2006 (as amended and in effect from time to time, the “TCA Merger Agreement”), with TravelCenters of America, Inc., a Delaware corporation (including its successor upon conversion to a limited liability company as contemplated by Section 2.3(a), “TCA”), HPT TA Merger Sub Inc., a Delaware corporation (“HPT Merger Sub”) and Oak Hill Capital Partners, L.P., a Delaware limited partnership (“Oak Hill”), pursuant to which HPT has agreed to acquire TCA through a reverse triangular merger with HPT Merger Sub merging with and into TCA (the “TCA Merger”), subject to and upon the terms and conditions set forth in the TCA Merger Agreement. Immediately following the TCA Merger, but immediately prior to the Distribution (defined below), TCA will be a wholly owned subsidiary of TCA LLC, and each of TCA LLC and HPT Trust Landlord will be a wholly, owned subsidiary of HPT.

B.                                     TCA and its subsidiaries own and operate hospitality, fuel and service areas along the North American highway system (the “Travel Center Facilities”).

C.                                     The Board of Trustees of HPT has determined that it is in the best interests of HPT and its shareholders to cause, in each case with effect immediately following the TCA Merger, (i) the Landlord Properties (defined below) with respect to the 146 Travel Center Facilities to be transferred to HPT Landlord and leased to TCA. Tenant (defined below), and (ii) 100% of the membership interests in TCA LLC to be distributed to the holders of HPT Common Shares (defined below) as a special distribution.

D.                                    RMR currently provides certain services to HPT, and the parties desire that RMR provide similar services to TCA LLC as well.

E.                                      In connection with the foregoing, the parties wish to define certain rights and obligations in connection with their businesses.

NOW, THEREFORE, it is agreed:

SECTION 1

DEFINITIONS

1.1                                 Definitions.

Capitalized terms used in this Agreement shall have the meanings set forth below:

(1)                                  “Action”: any litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Governmental Authority, or suits, at law or in arbitration or equity commenced by any Person.

(2)                                  “Affiliated Person”: with respect to any Person, (a) in the case of any such Person which is a partnership, any partner in such partnership, (b) in the case of any such Person which is a limited liability company, any member of such company, (c) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (a) and (b), (d) any other Person who is an officer, director, trustee or employee of, or partner in or member of, such Person or any Person referred to in the preceding clauses (a), (b) and (c), and (e) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (a) through (d).

(3)                                  “Agent”: Wells Fargo Bank, N. A., the distribution agent appointed by HPT to distribute the TCA LLC Shares to holders of HPT Common Shares pursuant to the Distribution.

(4)                                  “Agreement”: this Transaction Agreement, together with the Schedules and Exhibits hereto, as amended in accordance with the terms hereof.

(5)                                  “Benefited Parties”: the meaning given in Section 3.1.

(6)                                  “Business Day”: any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

(7)                                  “Cash Contribution Amount”: an amount in cash equal to $200,000,000 minus the Net Working Capital of TCA LLC on the TCA Closing Date (determined after giving effect to the transfers contemplated by Section 2.3(c)).

(8)                                  “Change in Control”: (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC) of 9.8% or more, or rights, options or warrants to acquire 9.8% or more, of the outstanding shares of voting stock or other voting interests of TCA Tenant or any TCA Guarantor, as the case may be, or the power to direct the management and policies of TCA Tenant or any Guarantor, directly or indirectly, (b) the merger or consolidation of TCA Tenant or any TCA Guarantor with or into any other Person (other than the merger or consolidation of any Person into TCA Tenant or any TCA Guarantor that does not result in a Change in Control of TCA Tenant or such TCA Guarantor under clauses (a), (c) or (d) of this definition), (c) any one or more sales or conveyances to any Person of all or any material portion of its assets (including capital stock or other equity interests) or business of TCA Tenant or any TCA Guarantor, as the case may be, or (d) the cessation, for any reason, of the individuals who at the beginning of any twenty-four (24) consecutive month period (commencing on the Commencement Date) constituted the board of directors of TCA Tenant or any TCA Guarantor (together with any new directors whose election by such board or whose nomination for election by the shareholders of TCA Tenant or such TCA Guarantor, as the case may be, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of any such period or whose election or nomination for election was previously so approved) to constitute a majority of the board of directors of TCA Tenant or any TCA Guarantor then in office.

(9)                                  “Charter”: with respect to any Entity, its constituent governing documents, including, by way of example, its certificate of incorporation and by-laws (if a corporation), its operating agreement and certificate of formation (if a limited liability company), its declaration of trust and by-laws (if a real estate investment trust) or its limited partnership agreement and certificate of limited partnership (if a limited partnership).

(10)                            “Closing Balance Sheet”: the meaning given in Section 2.4.

(11)                            “Closing Net Working Capital”: the meaning given in Section 2.4

(12)                            “Code”: the United States Internal Revenue Code of 1986, as from time to time in effect, and any successor law, and any reference to any statutory provision shall be deemed to be a reference to any successor statutory provision.

(13)                            “Contract”: any lease, contract, instrument, license, agreement, sales order, purchase order, open bid or other obligation or commitment (whether or not written) and all rights and obligations therein.

(14)                            “Covered Liabilities”: the meaning given in Section 4.1.

(15)                            “Distribution”: the meaning given in Section 2.3(i).

(16)                            “Distribution Ratio”: the meaning given in Section 2.3(i).

(17)                            “Entity”: any corporation, general or limited partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, real estate investment trust, cooperative, any government or agency, authority or political subdivision thereof or any other entity.

(18)                            “Environmental Laws”: all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits, notices and orders, from time to time in existence, of all courts of competent jurisdiction and Governmental Authorities, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to the Environment, including, without limitation, all valid and lawful requirements of courts and other Governmental Authorities pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, natural gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

(19)                            “Environment”: means soil, surface waters, ground waters, land, biota, sediments, surface or subsurface strata and ambient air.

(20)                            “Exchange”: the meaning given in Section 2.2(b).

(21)                            “Exchange Act”: the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder, all as from time to time in effect.

(22)                            “Fixtures”: the meaning given such term in Section 1.1(41)(D).

(23)                            “FVE”: the meaning given in Section 3.1.

(24)                            “GAAP”: generally accepted accounting principles as in effect from time to time.

(25)                            “Governmental Authority”: any court, agency, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or any State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over TCA Tenant or any Landlord Property, or any portion thereof, or any Travel Center operated thereon.

(26)                            “Hazardous Substances”: means any substance:

(A)                              the presence of which requires or may hereafter require notification, investigation or remediation under any Environmental Law; or

(B)                                which is or becomes defined as a “hazardous waste”, “hazardous material” or “hazardous substance” or “pollutant” or “contaminant” under any Environmental Law including, without limitation, the Comprehensive

Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and the regulations promulgated thereunder; or

(C)                                which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority; or

(D)                               the presence of which on the relevant property, or any portion thereof, causes or materially threatens to cause an unlawful nuisance upon such property, or any portion thereof, or to adjacent properties or poses or materially threatens to pose a hazard to such property, or any portion thereof, or to the health or safety of persons; or

(E)                                 which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

(F)                                 which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

(G)                                which contains or emits radioactive particles, waves or material.

(27)                            “HPT”: the meaning given in the preamble to this Agreement.

(28)                            “HPT Common Shares”: the common shares of beneficial interest, $.01 par value, of HPT.

(29)                            “HPT Group”: HPT and each Entity (i) whose income is included in the federal income Tax Return Form 1120-REIT with HPT as the parent or in the consolidated federal income Tax Return Form 1120 of HPT TRS, Inc. (employer identification number 04-3548096), a Delaware corporation, as the common parent or (ii) that is a Subsidiary of HPT; provided, in each case, that no member of the TCA LLC Group shall be included therein for any period, except that TA Licensing shall be a member of the TCA LLC Group only in respect of activities and events up until and including the consummation of the TCA Merger, and TA Licensing shall be a member of the HPT Group in respect of all activities and events thereafter.

(30)                            “HPT Indemnified Parties”: the meaning given in Section 4.2.

(31)                            “HPT Landlord”: the meaning given in the preamble to this Agreement.

(32)                            “HPT LLC Landlord”: the meaning given in the preamble to this Agreement.

(33)                            “HPT Merger Sub”: the meaning given in the Preliminary Statements to this Agreement.

(34)                            “HPT Trust Landlord”: the meaning given in the preamble to this Agreement.

(35)                            “HRPT”: the meaning given in Section 3.1.

(36)                            “Immediate Family”: with respect to any individual, such individual’s spouse, parents, brothers, sisters, children (natural or adopted) stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

(37)                            “Income Taxes”: any and all Taxes to the extent based upon or measured by net income (regardless of whether denominated as an “income tax,” a “franchise tax” or otherwise), imposed by any Taxing Authority, together with any related interest, penalties or other additions thereto.

(38)                            “Land”: the meaning given in Section 1.1(41)(A).

(39)                            “Landlord Improvements”: the meaning given in Section 1.1(41)(B).

(40)                            “Landlord Intangible Property”: all transferable or assignable agreements, service contracts, equipment leases and other arrangements or agreements affecting the ownership, repair, maintenance, management, leasing or operation of the Landlord Properties, or any portion thereof; all books, records and files relating to the leasing, maintenance, management or operation of the Landlord Properties, or any portion thereof; all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits and telephone exchange numbers identified with the Landlord Properties; and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character with respect to the Landlord Properties.

(41)                            “Landlord Properties”: collectively, all right, title and interest in and to all of the following:

(A)                              those certain tracts, pieces and parcels of land, as more particularly described in Schedule 1.1(41)(A) attached hereto and made a part hereof (the “Land”);

(B)                                all buildings, structures and other improvements of every kind including, but not limited to, underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land, but excluding in any event any Retained Buildings (collectively, the “Landlord Improvements”);

(C)                                all easements, rights and appurtenances relating to the Land and the Landlord Improvements;

(D)                               all equipment, machinery and fixtures integral to the operation of the Landlord Improvements, and other items of property now or hereafter permanently affixed or integral to or incorporated into the Landlord Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of TCA Personal Property (collectively, the “Fixtures”);

(E)                                 all of the Landlord Intangible Property;

(F)                                 any and all leases of space in the Landlord Improvements; and

(G)                                all of the Trademarks, whether or not used at or on any Landlord Property;

provided, however, that Landlord Properties shall not, in any event, include (x) refunds in respect of property tax or other liabilities for which TCA Tenant is liable under the TCA Properties Lease with respect to any Landlord Property, or any other refunds for amounts paid prior to the TCA Closing Date or (y) the Retained Buildings.

(42)                            “Landlord Property”: those portions of the Landlord Properties described in items 1.1(41)(A) through 1.1 (41)(F) above that, as of the TCA Closing Date, relate to any single Travel Center.

(43)                            “Landlord Real Properties”: those portions of the Landlord Properties described in items 1.1(41)(A) through 1.1 (41)(D) above.

(44)                            “Lease Termination Date”: the meaning given in Section 3.3.

(45)                            “Liability”: any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any Governmental Authority or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

(46)                            “Net Working Capital”: the current assets less the current liabilities of TCA LLC and its Subsidiaries, all as determined in accordance with GAAP.

(47)                            “Oak Hill”: the meaning given in the Preliminary Statements to this Agreement.

(48)                            “Other Taxes”: all Taxes other than Income Taxes.

(49)                            “Parent”: with respect to any Person, any Person which owns directly, or indirectly through one or more Subsidiaries or Affiliated Persons, twenty percent (20%) or more of the voting or beneficial interest in, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

(50)                            “Person”: any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

(51)                            “Pre-existing Environmental Condition”: with respect to any Landlord Property, any condition, known or unknown, that existed on the TCA Closing Date in violation of Environmental Laws.

(52)                            “Record Date”: the date determined by the Board of Trustees of HPT or an authorized committee thereof as the record date for the Distribution.

(53)                            “Relevant Properties”: the meaning given in Section 3.1.

(54)                            “Retained Buildings”: all buildings, structures and other improvements located at the addresses listed on Schedule 1.1(54), and all equipment, machinery and fixtures integral to the operation of such buildings, structures and improvements.

(55)                            “RMR”: the meaning given in the preamble to this Agreement.

(56)                            “SEC”: the United States Securities and Exchange Commission.

(57)                            “Securities Act”: the Securities Act of 1933, and the rules and regulations of the SEC thereunder, all as from time to time in effect.

(58)                            “Separate Counsel”: the meaning given in Section 4.3(b).

(59)                            “Services Agreement”: the meaning given in Section 2.3(e).

(60)                            “SNH”: the meaning given in Section 3.1.

(61)                            “Subsidiary”: with respect to any Person, any Entity (a) in which such Person owns directly, or indirectly through one or more Subsidiaries, twenty percent (20%) or more of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

(62)                            “TA Franchise”: TA Franchise Systems Inc., a Delaware corporation (and its successor upon conversion to a limited liability company as contemplated by Section 2.3(a)), and a wholly owned subsidiary of TCA.

(63)                            “TA Licensing”: TA Licensing, Inc., a Delaware corporation, and a wholly owned indirect subsidiary of TCA prior to the consummation of the TCA Merger.

(64)                            “TA Operating”: TA Operating Corporation, a Delaware corporation (and its successor upon conversion to a limited liability company as contemplated by Section 2.3(a)), and a wholly owned subsidiary of TCA.

(65)                            “Tax” or “Taxes”: any net income, gross income, gross receipts, sales, use, excise, franchise, transfer, payroll, premium, property or windfall profits tax, alternative or add-on minimum tax, or other tax, fee or assessment, together with any interest and any penalty, addition to tax or other additional amount imposed by any Taxing Authority, whether any such tax is imposed directly or through withholding.

(66)                            “Tax Contests”: the meaning given in Section 5.5.

(67)                            “Tax Returns”: all returns, reports, estimates, information statements, declarations and other filings relating to, or required to be filed by any taxpayer in connection with, its liability or reporting for, or its payment or receipt of any refund of, any Tax.

(68)                            “Taxing Authorities”: the United States Internal Revenue Service (or any successor authority) and any other domestic or foreign Governmental Authority responsible for the administration of any Tax.

(69)                            “TCA”: the meaning given in the Preliminary Statements to this Agreement.

(70)                            “TCA Assets”: the assets of TCA LLC and its Subsidiaries.

(71)                            “TCA Business”: the businesses conducted from time to time by TCA LLC and its Subsidiaries.

(72)                            “TCA Closing”: the Closing under (and as defined in) the TCA Merger Agreement.

(73)                            “TCA Closing Date”: the Closing Date under (and as defined in) the TCA Merger Agreement.

(74)                            “TCA Guarantor”: collectively, TCA LLC, TCA, TA Operating and each and every other guarantor of TCA Tenant’s obligations under the TCA Properties Lease, and each such guarantor’s successors and assigns, jointly and severally.

(75)                            “TCA Liabilities”: all Liabilities (i) arising out of or in connection with any of the TCA Assets (including in any event any assets owned by TCA or its Subsidiaries prior to the TCA Closing) or the TCA Business, whether arising before or after the TCA Closing Date (subject, however, to Section 3.8 hereof) or (ii) of TCA

Tenant under the TCA Properties Lease, including all Liabilities that TCA Tenant has assumed or agreed to pay or perform under the TCA Properties Lease.

(76)                            “TCA LLC”: the meaning given in the preamble to this Agreement.

(77)                            “TCA LLC Group”: TCA LLC and each Entity (i) that is a Subsidiary of TCA LLC at or after the time of the Distribution, and (ii) any predecessor Entity of such Subsidiary (including TCA and its Subsidiaries prior to their conversion to limited liability companies pursuant to Section 2.3(a)); provided that TA Licensing shall be a member of the TCA LLC Group in respect of activities and events up until and including the consummation of the TCA Merger, and TA Licensing shall be a member of the HPT Group in respect of all activities and events thereafter.

(78)                            “TCA LLC Indemnified Parties”: the meaning given such term in Section 4.1.

(79)                            “TCA LLC Registration Statement ”: the registration statement on Form S-1 filed by TCA LLC under the Securities Act in connection with the Distribution.

(80)                            “TCA LLC Shares”: the common shares of membership interest of TCA LLC.

(81)                            “TCA LLC Subsidiaries”: the direct or indirect Subsidiaries of TCA LLC.

(82)                            “TCA Merger”: the meaning given in the Preliminary Statements to this Agreement.

(83)                            “TCA Merger Agreement”: the meaning given in the Preliminary Statements to this Agreement.

(84)                            “TCA Personal Property”: all motor vehicles and consumable inventory and supplies, furniture, furnishings, equipment, movable walls and partitions, equipment and machinery and all other tangible personal property of any member of the TCA LLC Group acquired by such member before, on or after the TCA Closing Date and located at the Landlord Real Properties or used in such member’s business at the Landlord Real Properties and all modifications, replacements, alterations and additions to such personal property installed at the expense of TCA Tenant, other than any items included within the definition of Fixtures which are not located at the Retained Buildings.

(85)                            “TCA Properties Lease”: the meaning given in Section 2.3(c)(4).

(86)                            “TCA Properties Sublease”: the meaning given in Section 2.3(c)(5).

(87)                            “TCA Tenant”: TA Leasing LLC, a Delaware limited liability company.

(88)                            “Third-Party Claim”: any Action asserted by a Person, other than any party hereto or their respective Affiliated Persons, that gives rise to a right of indemnification hereunder.

(89)                            “Trademarks”: all trade names, trademarks, service marks, domain names, logos and other brand-source indicia, including all goodwill related thereto, used in connection with any Travel Center or any other hospitality, fuel and service facility including without limitation trade names, trademarks, service marks, domain names, logos and other brand-source indicia, including all goodwill related thereto, such as “TravelCenters of America”, “TA”, “Goasis”, “Country Pride”, “Fork in the Road” and “Buckhorn Family Restaurants” whether or not used at or on any Landlord Real Property; and all other licensable intellectual property of any kind or character with respect to the Landlord Properties. Immediately prior to the TCA Closing, TA Licensing will be the owner of all Trademarks of TCA and its Subsidiaries.

(90)                            “Travel Center”: with respect to any Landlord Property, collectively, the hospitality, fuel and service facilities located at such Landlord Property, including, hotel, food and beverage services facilities, fuel pumps, facilities for the storage and distribution of petroleum products, retail shops and other facilities and services being operated or proposed to be operated on such Landlord Property.

(91)                            “Travel Center Facilities”: the meaning given in the Preliminary Statements to this Agreement.

SECTION 2
PRELIMINARY ACTIONS; CERTAIN SECURITIES MATTERS; TCA MERGER; LEASE
TRANSACTION; AND DISTRIBUTION

2.1                                 Preliminary Actions.

Prior to the date of this Agreement, the following occurred:

(a)                                  HPT entered into the TCA Merger Agreement with TCA, Oak Hill and HPT Merger Sub;

(b)                                 HPT caused:

(1)                                  HPT Trust Landlord to be formed as a Maryland real estate investment trust and a wholly owned direct subsidiary of HPT;

(2)                                  HPT LLC Landlord to be formed as a Maryland limited liability company and a wholly owned direct subsidiary of HPT Trust Landlord;

(3)                                  TCA LLC to be formed as a Delaware limited liability company and a wholly owned direct subsidiary of HPT;

(4)                                  TCA Tenant to be formed as a Delaware limited liability company and a wholly owned direct subsidiary of TCA LLC; and

(5)                                  HPT Merger Sub to be formed as a Delaware corporation and a wholly owned direct subsidiary of HPT;

(c)                                  HPT contributed all of the issued and outstanding shares of common stock of HPT Merger Sub to TCA LLC and then contributed all of the issued and outstanding membership interests of TCA LLC to HPT Trust Landlord;

(d)                                 TCA LLC filed the TCA LLC Registration Statement with the SEC;

(e)                                  The HPT Board of Trustees (or an authorized committee thereof) approved the execution and delivery of this Agreement and the transactions contemplated herein; and

(f)                                    TCA LLC’s Board of Directors approved the execution and delivery of this Agreement and the transactions contemplated hereby.

2.2                                 Actions Prior to TCA Closing Date.

After the date of this Agreement, but prior to the TCA Closing Date:

(a)                                  TCA LLC will take all actions necessary to cause the TCA LLC Registration Statement to become effective as soon as practicable. As soon as practicable after the TCA LLC Registration Statement becomes effective, HPT will furnish a copy of the prospectus contained in the TCA LLC Registration Statement to shareholders of HPT;

(b)                                 TCA LLC will effect the listing of the TCA LLC Shares for trading on the American Stock Exchange (the “Exchange”);

(c)                                  The parties will use commercially reasonable efforts to take all actions as may be necessary or appropriate under state and foreign securities and “blue sky” laws in connection with the Distribution;

(d)                                 The HPT Board of Trustees (or an authorized committee thereof) will set the Record Date and the date for the Distribution (which is to be the TCA Closing Date), and will take all other actions necessary to permit the Distribution;

(e)                                  HPT will enter into a distribution agreement with the Agent; and

(f)                                    The parties hereto will use commercially reasonable efforts to cause the TCA Closing to occur.

2.3                                 Actions Occurring on the TCA Closing Date.

Each of the following actions will take place on the TCA Closing Date immediately following the TCA Merger and the TCA Closing (and subject to (i) the compliance by the parties with the provisions of Section 2.2 above, and (ii) the TCA LLC Registration Statement having been declared effective by the SEC under the Securities Act, and there being no pending or threatened stop order proceedings under the Securities Act with respect to the TCA LLC Registration Statement), in the following order:

(a)                                  First, TCA LLC will cause

(1)                                  TCA and each of TA Operating and (unless otherwise determined by HPT) TA Franchise to convert from corporations to Delaware limited liability companies; and

(2)                                  TCA to change its name to “TravelCenters of America Holding Company LLC”;

(b)                                 Second,

(1)                                  TCA LLC will cause (i) TA Operating to distribute all the shares of capital stock of TA Licensing to TCA, and (ii) TCA to distribute all the shares of capital stock of TA Licensing to TCA LLC;

(2)                                  TCA LLC will distribute all the shares of capital stock of TA Licensing to HPT Trust Landlord; and

(3)                                  TA Licensing will merge with and into HPT Trust Landlord, which will be the survivor;

(c)                                  Third,

(1)                                  TCA LLC will cause (i) TA Operating to distribute all its Landlord Properties to TCA, and (ii) TCA to distribute all of its Landlord Properties (giving effect to TA Operating’s distribution of its Landlord Properties to TCA) to TCA LLC;

(2)                                  TCA LLC will distribute all of its Landlord Properties (giving effect to TCA’s distribution of all Landlord Properties to TCA LLC) to HPT Trust Landlord, and HPT Trust Landlord will contribute the Landlord Properties with respect to travel centers located in the States of Georgia, Idaho, Illinois, Indiana, Iowa and New Hampshire to HPT LLC Landlord;

(3)                                  TCA LLC will, and will cause each of TCA and TA Operating to, execute and deliver, and to effect the recordation of, all confirmatory deeds, assignments, instruments and other documents of conveyance or assignment that are necessary or desirable, in the opinion of HPT, in order to evidence the foregoing distributions and contributions and vest record fee or leasehold title or other rights to the Landlord Properties in the appropriate HPT Landlord;

(4)                                  HPT Landlord will, and TCA LLC will cause TCA Tenant to, enter into a lease agreement in mutually acceptable form (the “TCA Properties Lease”), pursuant to which HPT Landlord will lease and license the Landlord Properties to TCA Tenant;

(5)                                  TCA LLC will cause TCA Tenant to enter into a sublease agreement with TA Operating (the “TCA Properties Sublease”), pursuant to which TCA Tenant will sublease and sublicense the Landlord Properties to TA Operating;

(6)                                  TCA LLC will cause TA Operating to sub-sublicense the applicable Trademarks to TCA and TA Franchise, as sub-sublicensees;

(7)                                  TCA LLC will cause TCA, TA Franchise and TA Operating to terminate any trademark license agreement entered into by such parties prior to the TCA Closing Date with TA Licensing as licensor, and HPT Trust Landlord (as successor by merger to TA Licensing) will agree to such termination; and

(8)                                  TCA LLC will execute and deliver, and cause each other TCA Guarantor to execute and deliver, a guaranty in favor of HPT Landlord of the obligations of TCA Tenant under the TCA Properties Lease;

(d)                                 Fourth, HPT will contribute the Cash Contribution Amount (as estimated by HPT in accordance with Section 2.4) to HPT Trust Landlord, and HPT Trust Landlord will contribute the Cash Contribution Amount to TCA LLC;

(e)                                  Fifth, TCA LLC and RMR will enter into a Management and Shared Services Agreement in mutually acceptable form (the “Services Agreement”), pursuant to which RMR will provide the management services to TCA LLC described, and upon the terms set forth, therein;

(f)                                    Sixth, HPT Trust Landlord will distribute all outstanding TCA LLC Shares to HPT;

(g)                                 Seventh, HPT will cause the operating agreement of TCA LLC to be amended and restated in a form acceptable to it;

(h)                                 Eighth, TCA LLC will issue to HPT such additional number of TCA LLC Shares such that after such issuance the aggregate number of TCA LLC Shares held by HPT will be equal to the number of HPT Common Shares outstanding on the Record Date multiplied by the Distribution Ratio; and

(i)                                     Ninth, HPT will deliver all of the TCA LLC Shares owned by it to the Agent with instructions to distribute to each holder of record of HPT Common Shares on the Record Date one TCA LLC Share for every 10 HPT Common Shares (the “Distribution Ratio”) owned of record by such holder on the Record Date (the “Distribution”). HPT will cause the Agent to deliver an account statement to each holder of TCA LLC Shares reflecting such holder’s ownership interest in the TCA LLC Shares (registered in book-entry form through the direct registration system). In addition, HPT will authorize the Agent to perform such withholding in respect of the Distribution as may be required by Taxing Authorities.

2.4                                 Capitalization of TCA LLC.

HPT and TCA LLC intend that on the TCA Closing Date (after giving effect to the TCA Closing and all transfers and other actions that this Agreement contemplates occurring prior to the Distribution), TCA LLC will have Net Working Capital of $200,000,000. To effect this, HPT agrees, pursuant to Section 2.3(d), to cause the Cash Contribution Amount to be contributed to TCA LLC. HPT will estimate Net Working Capital as of the close of business on the day immediately preceding the TCA Closing Date. As soon as practicable, but in any event within 60 days after the TCA Closing Date, TCA LLC will furnish HPT with TCA LLC’s consolidated balance sheet and its calculation of Net Working Capital in each case as of TCA Closing Date (after giving effect to the TCA Closing and all transfers and other actions that this Agreement contemplates occurring prior to the Distribution) (“Closing Balance Sheet” and “Closing Net Working Capital,” respectively). If within 30 days following delivery of the Closing Balance Sheet and the Closing Net Working Capital calculation HPT has not given TCA LLC written notice of its objection as to the Closing Net Working Capital calculation (which notice shall state the basis of HPT’s objection), then the Closing Net Working Capital calculated by TCA LLC shall be binding and conclusive on the parties and be used in computing the payments described below. If HPT duly gives TCA LLC such notice of objection, and if HPT and TCA LLC fail to resolve the issues outstanding with respect to the Closing Balance Sheet and the calculation of the Closing Net Working Capital within 30 days of TCA LLC’s receipt of HPT’s objection notice, HPT and TCA LLC will submit the issues remaining in dispute to binding arbitration in accordance with Section 6.1. If Closing Net Working Capital is greater than $200,000,000, an amount equal to Closing Net Working Capital less $200,000,000 will be paid by wire transfer by TCA LLC to an account specified by HPT. If Closing Net Working Capital is less than $200,000,000, an amount equal to $200,000,000 less Closing Net Working Capital will be paid by wire transfer by HPT to an account specified by TCA LLC. Such payment will be made within 3 Business Days after the calculation of the Closing Net Working Capital becomes binding and conclusive on the parties.

SECTION 3
POST-DISTRIBUTION RIGHTS, OPTIONS AND COVENANTS

3.1                                 Right of First Refusal re: Certain Real Estate Investments.

(a)                                  Except as otherwise contemplated herein, at no time during the term of any lease by HPT or any HPT Subsidiary, as landlord, to TCA LLC or any TCA LLC Subsidiary, as tenant, may TCA LLC, any TCA LLC Subsidiary or any affiliate controlled by any of them, directly or indirectly, acquire or finance (including through a sale and leaseback transaction), or participate in the acquisition or financing of, any real estate property anywhere in the world (collectively, the “Relevant Properties”) of a type then owned or financed by HPT, HRPT Properties Trust, a Maryland real estate investment trust (“HRPT”), Senior Housing Properties Trust, a Maryland real estate investment trust (“SNH”), Five Star Quality Care, Inc., a Maryland corporation (“FVE”), or any other publicly-traded Entity that is managed or advised by

RMR or to which RMR provides services (a “Benefited Party”), without first having (i) provided written notice of such proposed transaction to the relevant Benefited Party, describing the Proposed Transaction in sufficient detail (including pricing and all other material terms) and offering the relevant Benefited Party the right to acquire or finance the acquisition of the Relevant Property and (ii) negotiated in good faith with the relevant Benefited Party. If, after ten Business Days, TCA LLC and the relevant Benefited Party have not reached agreement on the terms of such acquisition or financing, TCA LLC (or such TCA LLC Subsidiary) will be free to acquire or finance such Relevant Property itself or with others, free of the restrictions of this Section 3.1.

(b)                                 TCA LLC agrees that irreparable damage would occur if its obligations under this Section 3.1 were not performed in accordance with their terms and that the Benefited Parties’ remedy at law for TCA LLC’s breach of its obligations under this Section 3.1 would be inadequate. Upon any such breach, the relevant Benefited Party shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining TCA LLC and/or such TCA LLC Subsidiary from continuing such breach. TCA LLC agrees that the period of restriction and the geographical area of restriction imposed upon TCA LLC are fair and reasonable. If the provisions of this Section 3.1 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.

(c)                                  In the event RMR enters into an advisory arrangement or agreement with any publicly traded Entity other than HPT, HRPT, SNH and FVE, RMR will provide TCA LLC with notice thereof. The notice will specify in reasonable detail the identity of the Entity, the types of properties owned or financed by such additional Entity, and such Entity shall be deemed and become a “Benefited Party” for all purposes of this Agreement.

3.2                                 Right of First Refusal re: Travel Center Facilities.

(a)                                  At no time during the term of any lease by HPT or any HPT Subsidiary, as landlord, to TCA LLC or any TCA LLC Subsidiary, as tenant, may TCA LLC or any TCA LLC Subsidiary, directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center Facility, or any property intended to be used as a Travel Center Facility, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to HPT, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering HPT the right to purchase, lease, mortgage or finance such Travel Center Facility or property and (ii) negotiated in good faith with HPT. If, after ten Business Days, TCA LLC and HPT have not reached agreement on the terms of such purchase, lease, mortgage or financing, TCA LLC (or such TCA LLC Subsidiary) will be free to purchase, lease, mortgage or finance such Travel Center Facility or property itself or with others, free of the restrictions of this Section 3.2.

(b)                                 TCA LLC agrees that irreparable damage would occur if its obligations under this Section 3.2 were not performed in accordance with their terms and that HPT’s remedy at law for TCA LLC’s breach of its obligations under this Section 3.2 would be inadequate. Upon any such breach, HPT shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining TCA LLC and/or such TCA LLC Subsidiary from continuing such breach. TCA LLC agrees that the period of restriction and the geographical area of restriction imposed upon TCA LLC are fair and reasonable. If the provisions of this Section 3.2 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.

3.3                                 Options re: Travel Center Business Assets.

HPT or its designee will have the right by written notice to TCA LLC, effective upon the expiration or sooner termination of the TCA Properties Lease (the “Lease Termination Date”), to require TCA LLC and each TCA LLC Subsidiary to grant a perpetual license to HPT or such designee of all software used in the operation of the Landlord Properties by TCA LLC or any TCA LLC Subsidiary on the Lease Termination Date for an amount equal to the then fair market value thereof (i.e., the current replacement cost as determined by agreement of the parties or, in the absence of such agreement, appraisal). TCA LLC will cause each TCA LLC Subsidiary to enter into any license and sublicenses necessary to effectuate the foregoing.

3.4                                 Assembled Workforce.

The parties agree that at the Lease Termination Date, HPT and its Subsidiaries will have the right to offer employment to any and all employees of TCA LLC and the TCA LLC Subsidiaries at the Landlord Properties, and TCA LLC will not, and will cause each TCA LLC Subsidiary not to, interfere with the exercise of such right, and TCA LLC will, and will cause each TCA LLC Subsidiary to, cooperate with HPT and its Subsidiaries.

3.5                                 Cooperation, Exchange of Information, Retention of Records, and Costs of Reporting.

(a)                                  Upon reasonable request prior to and after the TCA Closing Date, HPT (on behalf of the HPT Group) and TCA LLC (on behalf of the TCA LLC Group) will promptly provide, and will cause their respective Affiliated Persons to provide, the requesting party with such cooperation and assistance, documents and other information, without charge, as may be necessary or reasonably helpful in connection with (i) the consummation of the transactions contemplated by this Agreement and the preservation for each such party and for the TCA LLC Subsidiaries, to the extent reasonably feasible, of the benefits of this Agreement (including, in the case of TCA LLC and the TCA LLC Subsidiaries, the economic and operational benefits of the TCA Assets), (ii) each such party’s preparation and filing of any original or amended Tax Return or of any financial or other report required to be filed under the Exchange Act or other applicable law, (iii) the conduct of any audit, appeal, protest or other examination or any judicial or administrative proceeding involving to any extent Taxes or Tax Returns within the scope of this Agreement, and (iv) the verification of an amount payable hereunder to, or receivable hereunder from, any other party. Each such party will make its officers and facilities available on a mutually convenient basis to facilitate such cooperation.

(b)                                 HPT and TCA LLC will retain or cause to be retained all books, records and other documents within its possession or control relating to any Contracts or otherwise to the TCA LLC Subsidiaries or their properties, assets or liabilities, and all Tax Returns, and all books, records, schedules, workpapers, and other documents relating thereto, which Tax Returns and other materials are within the scope of this Agreement, until the expiration of the later of (i) all applicable statutes of limitations (including any waivers or extensions thereof), and (ii) any retention period required by applicable law or pursuant to any record retention agreement.

(c)                                  HPT agrees to bear the fees and expenses payable to any independent public accountants incurred prior to the TCA Closing Date in connection with their audit or review of the financial statements of the TCA LLC Group for any fiscal period ending prior to the TCA Closing Date.

3.6                                 Restrictions on Ownership.

After the Distribution, and for so long thereafter as TCA LLC or any TCA LLC Subsidiary is a tenant of HPT or one of HPT’s Subsidiaries, (a) TCA LLC will not permit the occurrence of any Change in Control, and (b) TCA LLC will not take any action that, in the reasonable judgment of HPT, might reasonably be expected to have an adverse impact on the ability of HPT to qualify as a “real estate investment trust” under Sections 856 through 860 of the Code.

3.7                                 Termination of Exchange Fund; Director’s and Officer’s Indemnification.

The parties hereby confirm that:

(a)                                  pursuant to Section 3.04(d) of the TCA Merger Agreement, (i) TCA will remain entitled to receive that portion of the Exchange Fund (as defined in the TCA Merger Agreement) that remains undistributed to the holders of stock certificates of TCA upon the expiration of two years following the TCA Closing, and (ii) thereafter, TCA will be solely responsible for the payment of any claim for merger consideration and compliance with any applicable “escheat” or similar laws applicable to such undistributed merger consideration in connection with the TCA Merger; and

(b)                                 TCA will remain solely obligated under the indemnities provided by it under Section 6.07 of the TCA Merger Agreement.

3.8                                 Cost to Remediate Pre-Existing Environmental Condition.

HPT agrees to pay all costs necessary to effect the remediation (to the extent required by Environmental Laws) of any Pre-Existing Environmental Condition (or reimburse TCA LLC and its Subsidiaries for any costs incurred by them to so remediate any Pre-Existing Environmental Condition) in excess of $12,000,000, net of reimbursement available to TCA LLC from any other Person (other than HPT and its Affiliated Persons) or insurers, and TCA LLC agrees to exhaust all recourse against any such other Persons or insurers prior to requiring payment by HPT.

SECTION 4
INDEMNIFICATION

4.1                                 Indemnification by HPT.

From and after the TCA Closing Date, subject to any limitations on liability contained in the TCA Properties Lease, HPT will indemnify and hold harmless TCA LLC, its Subsidiaries, each of their respective directors, trustees, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “TCA LLC Indemnified Parties”) from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including liabilities for all reasonable attorneys’, accountants’, and experts’ fees and expenses, including those incurred to enforce the terms of this Agreement (collectively, “Covered Liabilities”), suffered, directly or indirectly, by any TCA LLC Indemnified Party by reason of, or arising out of,

(a)                                  any breach of any covenant or agreement of HPT or HPT Landlord contained in this Agreement; or

(b)                                 any Liability of HPT or its Subsidiaries (other than any TCA Liabilities).

4.2                                 Indemnification by TCA LLC.

From and after the TCA Closing Date, TCA LLC will indemnify and hold harmless HPT, its Subsidiaries (other than the TCA LLC and its Subsidiaries), each of their respective directors, trustees, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “HPT Indemnified Parties”) from and against any and all Covered Liabilities suffered, directly or indirectly, by any HPT Indemnified Party by reason of, or arising out of:

(1)                                  any breach of any covenant or agreement of TCA LLC under this Agreement; or

(2)                                  any TCA Liability.

4.3                                 Indemnification Procedures.

(a)                                  If any indemnified party receives notice of the assertion of any Third-Party Claim with respect to which an indemnifying party is obligated under this Agreement to provide indemnification, such indemnified party shall give such indemnifying party written notice thereof (together with a copy of such Third-Party Claim, process or other legal pleading) promptly after becoming aware of such Third-Party Claim; provided, however, that the failure of any indemnified party to give notice as provided in this Section 4.3 shall not relieve any indemnifying party of its obligations under this Section 4, except to the extent that such indemnifying party is actually prejudiced by such failure to give notice. Such notice shall describe such Third-Party Claim in reasonable detail.

(b)           An indemnifying party, at such indemnifying party’s own expense and through counsel chosen by such indemnifying party (which counsel shall be reasonably acceptable to the indemnified party), may elect to defend any Third-Party Claim. If an indemnifying party elects to defend a Third-Party Claim, then, within ten (10) Business Days after receiving notice of such Third-Party Claim (or sooner, if the nature of such Third-Party claim so requires), such indemnifying party shall notify the indemnified party of its intent to do so, and such indemnified party shall cooperate in the defense of such Third-Party Claim (and pending such notice and assumption of defense, an indemnified party may take such steps to defend against such Third-Party Claim as, in such indemnified party’s good-faith judgment, are appropriate to protect its interests). The indemnifying party shall pay such indemnified party’s reasonable out-of-pocket expenses incurred in connection with such cooperation. After notice from an indemnifying party to an indemnified party of its election to assume the defense of a Third-Party Claim, such indemnifying party (i) shall not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than those expenses referred to in the preceding sentence, and (ii) shall keep the indemnified party reasonably informed of the status of the defense of such Third-Party Claim; provided, however, that such indemnified party shall have the right to employ one law firm as counsel, together with a separate local law firm in each applicable jurisdiction (“Separate Counsel”), to represent such indemnified party in any action or group of related actions (which firm or firms shall be reasonably acceptable to the indemnifying party) if, in such indemnified party’s reasonable judgment at any time, either a conflict of interest between such indemnified party and such indemnifying party exists in respect of such claim, or there may be defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party and the representation of both parties by the same counsel would be inappropriate, and in that event (i) the reasonable fees and expenses of such Separate Counsel shall be paid by such indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one Separate Counsel (excluding local counsel) with respect to any Third-Party Claim (even if against multiple indemnified parties), and (ii) each of such indemnifying party and such indemnified party shall have the right to conduct its own defense in respect of such claim. If an indemnifying party elects not to defend against a Third-Party Claim, or fails to notify an indemnified party of its election as provided in this Section 4.3 within the period of ten (10) (or, if applicable, fewer) Business Days described above, the indemnified party may defend, compromise, and settle such Third-Party Claim and shall be entitled to indemnification hereunder (to the extent permitted hereunder); provided, however, that no such indemnified party may compromise or settle any such Third-Party claim without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the indemnifying party shall not, without the prior written consent of the indemnified party, (i) settle or compromise any Third-Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified party of a written release from all liability in respect of such Third-Party Claim, or (ii) settle or compromise any Third-Party Claim in any manner that would reasonably be expected to have a material adverse effect on the indemnified party.

4.4           Certain Limitations, Etc.

The amount of any Covered Liabilities for which indemnification is provided under this Agreement shall be net of any amounts actually recovered by the indemnified party from third parties (including amounts actually recovered under insurance policies) with respect to such Covered Liabilities. Any indemnifying party hereunder shall be subrogated to the rights of the indemnified party upon payment in full of the amount of the relevant indemnifiable loss. An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provision hereof, have any subrogation rights with respect thereto. If any indemnified party recovers an amount from a third party in respect of an indemnifiable loss for which indemnification is provided in this Agreement after the full amount of such indemnifiable loss has been paid by an indemnifying party or after an indemnifying party has made a partial payment of such indemnifiable loss and the amount received from the third party exceeds the remaining unpaid balance of such indemnifiable loss, then the indemnified party shall promptly remit to the indemnifying party the excess of (i) the sum of the amount theretofore paid by such indemnifying party in respect of such indemnifiable loss plus the amount received from the third party in respect thereof, less (ii) the full amount of such Covered Liabilities.

4.5           Survival.

Notwithstanding anything herein to the contrary, the indemnities and related acknowledgments and agreements of the parties set forth in this Section 4 will survive the Distribution and the TCA Closing Date, and shall be enforceable at any time.

4.6           Priority of Section 5.

As to the Tax matters addressed in Section 5, including the indemnification for Taxes and the notice, control and conduct of Tax Contests, the provisions of Section 5 shall be the exclusive governing provisions.

SECTION 5

TAX MATTERS

5.1           General Responsibility for Taxes.

(a)           All federal Income Taxes of the HPT Group shall be borne by, shall be the responsibility of, and shall be paid by the HPT Group, and all federal Income Taxes of the TCA LLC Group shall be borne by, shall be the responsibility of, and shall be paid by the TCA LLC Group. For purposes of federal Income Taxes, items of income, gain, loss, deduction, expenditure, and credit shall be allocated and reported, as between the HPT Group and the TCA LLC Group, in a manner consistent with: (i) applicable Tax laws, including without limitation (A) the federal consolidated Income Tax Return whose common parent has employer identification number 36-3856519 including all the income, expenses and operations of such parent and its subsidiaries through the close of business on the TCA Closing Date in accordance with Sections 1.1502-1(b) and 1.1502-76(b)(1)(ii)(A)(1) of the Treasury Regulations, (B) the federal Income Tax Return Form 1120-REIT of HPT including the gains (if any) that result from the application of Section 311 of the Code to the Distribution, and (C) the federal consolidated Income Tax Return whose common parent has employer identification number 20-5701514 including all the income, expenses and operations of such parent and its subsidiaries from and after the end of the taxable period covered by Section 5.1(a)(i)(A); (ii) the continued qualification of HPT as a real estate investment trust under the Code; and (iii) commercially reasonable prorations of items between lessors and lessees of real estate.

(b)           For any state or local Income Tax that follows Code Section 856(i) or Section 301.7701-2(c)(2)(i) of the Treasury Regulations, (i) such state and local Income Taxes of the HPT Group shall be borne by, shall be the responsibility of, and shall be paid by the HPT Group, and (ii) such state and local Income Taxes of the TCA LLC Group shall be borne by, shall be the responsibility of, and shall be paid by the TCA LLC Group. For purposes of such state and local Income Taxes, items of income, gain, loss, deduction, expenditure, and credit shall be allocated and reported, as between the HPT Group and the TCA LLC Group, in the same manner as Section 5.1(a).

(c)           All Taxes not covered by Sections 5.1(a)-(b) and 5.2, including applicable Other Taxes, shall be allocated between the HPT Group and the TCA LLC Group on the basis of actual transactions, events or activities (including, if applicable, days elapsed) that give rise to or create liability for such Taxes, and based on the taxable periods to which such Taxes relate, except that any real estate transfer, sales or similar Taxes applied in respect of the transfers of Landlord Properties pursuant to Section 2.3(c)(1)-(3) shall be borne by the HPT Group regardless of whom such Taxes shall have been imposed upon in the first instance.

(d)           HPT shall hold TCA LLC harmless from and against all Taxes which are to be borne by the HPT Group under this Section 5.1. TCA LLC shall hold HPT harmless from and against all Taxes which are to be borne by the TCA LLC Group under this Section 5.1.

5.2           Allocation of Certain Taxes Among Taxable Periods.

HPT and TCA LLC agree that if it or any member of the HPT Group or TCA LLC Group, respectively, is permitted but not required under any applicable Tax law, including applicable state and local Income Tax laws, to allocate Tax liabilities in the manner consistent with how federal Tax liabilities are allocated pursuant to Section 5.1(a), then HPT and TCA LLC shall cooperate on behalf of the HPT Group and TCA LLC Group, respectively, so as to achieve such allocation of Taxes through available elections or otherwise.

5.3           Filing and Payment Responsibility.

(a)           From and after the TCA Closing Date, each of HPT (on behalf of the HPT Group) and TCA LLC (on behalf of the TCA LLC Group) shall cause to be prepared and filed such Tax Returns as the HPT Group and the TCA LLC Group, respectively, are required to file with applicable Taxing Authorities. Each of HPT (on behalf of the HPT Group) and TCA LLC (on behalf of the TCA LLC Group) agree that, except as required by applicable law, they will not take positions in any such Tax Return that are inconsistent with (i) the description of federal Income Tax consequences in the TCA LLC Registration Statement, (ii) the Distribution being treated, on account of TCA LLC and its (directly or indirectly) wholly owned limited liability company subsidiaries being disregarded entities under Section 301.7701-2(c)(2)(i) of the Treasury Regulations, as the distribution by HPT of TCA LLC’s and its Subsidiaries’ underlying assets and liabilities pursuant to the principles of Internal Revenue Service Revenue Rulings 99-5 and 99-6, (iii) any election (protective or otherwise) that HPT may choose to make under Section 336(e) of the Code, or any similar Tax election under any state or local Income Tax laws, with respect to the Distribution (it being understood that TCA LLC and its Subsidiaries shall join in any such Tax election at the request of HPT), (iv) the payments from HPT to TCA LLC under Sections 2.3(d) and 2.4 representing a nontaxable capital contribution from HPT to TCA LLC, and the payments from TCA LLC (or its Subsidiaries) to HPT under Sections 2.4 or 3.8, if any, representing a nontaxable return of excess capital contributions, and (v) any other Tax Return, whether filed on behalf of the HPT Group or the TCA LLC Group, previously or substantially contemporaneously filed with such Tax Return. In particular, to the extent such valuations are necessary for Tax purposes, HPT and TCA LLC will use all commercially reasonable efforts to cooperate with one another in valuing the individual assets comprising the TCA Assets at the time of the Distribution, and to the maximum extent permitted by applicable law shall utilize for all Code purposes the valuations resulting from application of Section 1.8563(a) of the Treasury Regulations.

(b)           To the extent that either of the HPT Group or the TCA LLC Group bears responsibility pursuant to Section 5.1 for some or all of a Tax which is to be paid with a Tax Return for which the other bears preparation and filing responsibility pursuant to Section 5.3, then (i) the party bearing responsibility for some or all of such Tax shall have the right to review and comment upon such Tax Return at least fifteen (15) days before such Tax Return must be filed, (ii) the party bearing responsibility for some or all of such Tax shall pay over by wire transfer the amount of such Tax for which it is responsible to the party filing such Tax Return at least three (3) days before such Tax Return must be filed, and (iii) the party responsible for preparing and filing such Tax Return will file such Tax Return on or before its due date and pay over to the applicable Taxing Authority the amount of Tax due with such Tax Return.

(c)           At the request of HPT, TCA LLC Group’s TravelCentres Canada, Inc. (employer identification number 98-0329055) shall join with HPT in a “taxable REIT subsidiary” election under Section 856(1) of the Code on Internal Revenue Service Form 8875, which election is to be effective as of the TCA Closing Date.

5.4           Refunds and Credits.

Any refunds or credits of Taxes shall be for the account of the party bearing responsibility for such Taxes under Section 5.1. Each of HPT and TCA LLC agrees that if as the result of any audit adjustment made by any Taxing Authority with respect to a Tax to be borne by the other party under Section 5.1, any member of the HPT Group or the TCA LLC Group, respectively, receives a Tax benefit in the form of a cash refund or in the form of a credit applicable against Tax liabilities to be borne by such benefited party under this Section 5, then the benefited party shall notify the other party of the same within ten (10) days of, as applicable, receiving the cash refund or filing the Tax Return in which such credit is utilized, and then pay over immediately to such other party the amount of such Tax refund or credit.

5.5           Tax Contests.

If either HPT (on behalf of the HPT Group) or TCA LLC (on behalf of the TCA LLC Group) becomes aware of any audit, pending or threatened assessment, official inquiry, examination or proceeding (“Tax Contests”) that could result in an official determination with respect to Taxes due or payable, the responsibility for any portion of which rests with the other party, such party shall promptly so notify the other party in writing. The party bearing greater responsibility for the Taxes contested in a Tax Contest shall bear the costs (including attorneys’ and accountants’ fees, but excluding the contested Taxes) of such Tax Contest, and shall control and conduct such Tax Contest in a reasonable manner after consulting in good faith with the other party. The other party shall supply the party controlling the Tax Contest with such powers of attorney and assistance as may be reasonably requested. The responsibility for any additional liability for Taxes resulting from a Tax Contest shall be allocated and apportioned between the HPT Group and the TCA LLC Group in accordance with Section 5.1. Except to the extent in conflict with the provisions of this Section 5, the provisions of Section 4.3 shall be applicable to Tax Contests.

5.6           Resolution of Disputes.

At the request of either HPT or TCA LLC, any disputes between HPT (on behalf of the HPT Group) and TCA LLC (on behalf of the TCA LLC Group) with respect to matters governed by this Section 5 shall be resolved through an arbitration by a firm of independent certified public accountants, mutually agreed upon by HPT and TCA LLC and having no material relationship with either HPT or TCA LLC, whose determination shall be final and binding on both parties. The cost of such firm shall be borne equally by HPT and TCA LLC.

SECTION 6

MISCELLANEOUS

6.1           Arbitration.

Any and all disputes and disagreements arising out of or relating to this Agreement, other than actions or claims for injunctive relief or claims raised in actions or proceedings brought by third parties and other than disputes under Section 5 as to which either party elects to apply the provisions of Section 5.6, shall be resolved through negotiations or, if the dispute is not so resolved, through binding arbitration conducted in Boston, Massachusetts under the JAMS Comprehensive Arbitration Rules and Procedures (as revised February 19, 2005), with the following amendments to those rules. First, in no event shall the arbitration from commencement to issuance of an award take longer than 180 days. Second, the arbitration tribunal shall consist of three arbitrators and the optional appeal procedure provided for in Rule 34 shall not be utilized. Third, in lieu of the one deposition permitted in Rule 17(c) as of right and the optional further depositions that may be allowed, the only deposition per side shall be a single individual or Entity deposition to last no longer than one seven-hour day that each party may take of the opposing party or an individual under the control of the opposing party.

6.2           Confidentiality.

Each party hereto shall use commercially reasonable efforts to maintain the confidentiality of any information concerning the other party or any Subsidiary of the other party provided to or discovered by it or its representatives and which is not otherwise available on a nonconfidential basis to such party and shall not (except as may otherwise be required by applicable law or the rules and regulations of the New York Stock Exchange or the American Stock Exchange) disclose such information, subject to the provisions of this Section, to anyone other than those people who have a need to know such information in connection with the conduct of such party’s business, including its attorneys, accountants and other representatives and agents or during the course of or in connection with any Action based upon or in connection with the subject matter of this Agreement.

6.3           Notices.

(a)           Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, or by telecopy or by Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, and with all freight charges prepaid (if by Federal Express or similar carrier).

(b)           All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)           All such notices shall be addressed:

If to TCA LLC, to:

TravelCenters of America LLC

24601 Center Ridge Road

Westlake, OH 44145

Attn: Mr. John R. Hoadley

Telecopy no: (617) 796-8349

If to HPT or HPT Landlord, to:

Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: President

Telecopy no: (617) 969-5730

If to RMR, to:

Reit Management & Research LLC

400 Centre Street

Newton, Massachusetts 02458

Attn: President

Telecopy no: (617) 969-1437

If to any Benefited Party, to it care of RMR, at:

Reit Management & Research LLC

400 Centre Street

Newton, Massachusetts 02458

Attn: President

Telecopy no: (617) 969-1437.

(d)           By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address up to two other addresses within the United States of America.

6.4           Waivers, Etc.

No provision of this Agreement may be waived except by a written instrument signed by the party waiving compliance. No waiver by any party hereto of any of the requirements hereof or of any of such party’s rights hereunder shall release the other parties from full performance of their remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any party hereto any right, power or privilege of such party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

6.5           Assignment; Successors and Assigns; Third Party Beneficiaries.

This Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties, except to a successor to such party by merger or consolidation or an assignee of substantially all of the assets of such party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other Person, except that each Benefited Party is a third party beneficiary of Section 3.1.

6.6           Severability.

If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

6.7           Counterparts, Etc.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto and, with respect to Section 3.1, the consent of each Benefited Party affected thereby.

6.8           Governing Law.

This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts.

6.9           Expenses.

HPT agrees to pay and to hold each other party to this Agreement (and its Subsidiaries) harmless from and against (a) all costs, expenses and fees (including in each case the reasonable fees and disbursements of counsel), incident to (i) the drafting, preparation, execution and delivery of this Agreement and all other agreements, instruments and other documents entered into by such other party or any Subsidiary thereof in connection herewith or in connection with the Distribution or the TCA Closing or consummation of the other transactions contemplated hereby, (ii) the preparation, printing, filing and distribution under the Securities Act of the TCA LLC Registration Statement (including financial statements and exhibits), each preliminary prospectus and prospectus in connection therewith and all amendments and supplements to any of them, (iii) the registration or qualification of the TCA LLC Shares for offer and sale under the securities and Blue Sky laws of the several states in connection with the Distribution, (iv) the initial listing of the TCA LLC Shares on the Exchange and (v) furnishing such copies of the TCA LLC Registration Statement, the final prospectus contained therein and all amendments and supplements thereto as may be requested for use by transferors thereof who are required to deliver a prospectus in connection with the Distribution, (b) the fees and expenses of the Agent in connection with the Distribution, and (c) all real property transfer Taxes, including Taxes levied upon the transfer of equity in an Entity owning real estate assets, and all excise, sales, use, value added, registration stamp, recording, documentary, conveyancing, franchise, property, transfer, gains and similar Taxes, levies, charges and fees, including any associated deficiencies, interest, penalties, additions to Tax or additional amounts, excluding any Income Taxes incurred in connection with the transactions contemplated by this Agreement to occur on or prior to the TCA Closing Date. Each party hereto will use all commercially reasonable efforts to minimize the amount of transfer Taxes, and will cooperate with one another in providing any appropriate exemption certifications or other similar documentation.

6.10         Section and Other Headings; Interpretation.

The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references are to this Agreement, unless otherwise specified. The words “including” and “include” shall be deemed to be followed by the words “without limitation.”

6.11               Exculpation.

THE DECLARATION OF TRUST ESTABLISHING HPT, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “HPT DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME “HOSPITALITY PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE HPT DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT. ALL PERSONS DEALING WITH HPT IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

THE DECLARATION OF TRUST ESTABLISHING HPT TRUST LANDLORD, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “HPT TRUST LANDLORD DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME “HPT TA PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE HPT TRUST LANDLORD DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TRUST LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TRUST LANDLORD. ALL PERSONS DEALING WITH HPT TRUST LANDLORD IN ANY WAY SHALL LOOK ONLY TO THE

ASSETS OF HPT TRUST LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK].

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark Kleifges
Name:	Mark Kleifges
Title:	Treasurer

REIT MANAGEMENT & RESEARCH LLC

By:	/s/ Jennifer B. Clark
Name:	Jennifer B. Clark
Title:	Vice President

Signature Page – Transaction Agreement

SCHEDULE A

Travel Centers Subject to Lease

TCA Site No.	Mailing Address	Physical Location	County	State

16	3501 Buttermilk Road Cottondale, AL 35453 (Tuscaloosa)	I-20/I-59 Buttermilk Road, Exit 77	Tuscaloosa	Alabama

54	P.O. Box 419 Grand Bay, AL 36541 (Mobile)	I-10 & Grand Bay Exit CR 11 Mile Marker #4	Mobile	Alabama

111	980 West South Blvd, Montgomery, AL 36105	I-65, US 80 & 82 at West South Blvd, Exit 168	Montgomery	Alabama

7	2949 S. Toltec Road Eloy, AZ 85231	I-8/I-10 Toltec Road Exit	Pinal	Arizona

94	946 West Beale Street Kingman, AZ 86401	1-40 & US 93, Mile Marker #48	Mohave	Arizona

225	1010 North 339th Avenue Tonopah, AZ 85354	1010 North 339 Avenue Tonopah, AZ 85354	Maricopa	Arizona

226	1501 N. Fort Grant Road Willcox, AZ 85643	I-10, exit 340	Cochise	Arizona

33	408 Highway 149 North Rural Route #1 Earle, AR 72331 (West Memphis)	1-40 & SR 149, exit 260	St. Francis	Arkansas

224	1806 Highway 371 W Prescott, AR 71857	I 30, exit 44	Nevada	Arkansas

227	2930 Lenwood Rd. Barstow, CA 92311	1-15, exit 69	San Bernardino	California

160	27769 Lagoon Drive P.O. Box 1555 Buttonwillow, CA 93206	I-5 & State Route 58	Kern	California

41	46155 Dillon Road Coachella, CA 92236	I-10, Dillon Road Exit	Riverside	California

40	3524 S. Highway 99 W. Corning, CA 96021	I-5, South Avenue Exit	Tehama	California

B0600836

TCA Site No.	Mailing Address	Physical Location	County	State

26	4365 Guasti Road Ontario, CA 91761	1-10 & Milliken Avenue	San Bernardino	California

162	4265 East Guasti Road Ontario, CA 91761	1-10 & Milliken Avenue	San Bernardino	California

57	19483 Knighton Rd. P.O. Box 491809 Redding, CA 96002	1-5 & Knighton Road Interchange, 5 miles South of Redding	Shasta	California

163	12310 S. Highway 33 Santa Nella, CA 95322	1-5 & S. Highway 33	Merced	California

148	5101 Quebec Street Commerce City, CO 80022 (Denver East)	1-70/270 Exit 278	Adams	Colorado

228	2200 Ninth Street P.O. Box 1298 Limon CO 80828	I-70, exit 359	Lincoln	Colorado

174	12151 W. 44th Avenue Wheat Ridge, CO 80033 (Denver West)	1-70 & Ward Road, Mile Marker #266	Jefferson	Colorado

171	3 East Industrial Road Branford, CT 06405 (New Haven)	CT Exit 56 on 1-95, Leetes Island Road, Mile Marker #56	New Haven	Connecticut

154	1875 Meriden/Waterbury Rd. P.O. Box 527 Milldale, CT 06467	I-84, Exit 28	Hartford	Connecticut

22	327 Ruby Road Willington, CT 06279	I-84, exit 71	Tolland	Connecticut

125	P.O. Box 638 Baldwin, FL 32234	I-10 & US 301, Baldwin-Starke Exit 50, Mile Marker #345	Duval	Florida

126	1650 C.R. 210 West Jacksonville, FL 32259 (Jacksonville South)	I-95 & Rt. 210, exit 96, Mile Marker #329	St. Johns	Florida

TCA Site No.	Mailing Address	Physical Location	County	State

178	2112 Highway 71 South P.O. Box 1585 Marianna, FL 32448	I-10 & SR 71, Exit 21	Jackson	Florida

158	11706 Tampa Gateway Blvd. P.O. Box 1859 Seffner, FL 33584 (Tampa)	I-4, Exit 10	Hillsboro	Florida

197	8909 20th Street Vero Beach, FL 32966	195 & SR 60, exit 147	Indian River	Florida

53	556 St. Rt. 44 P.O. Box 1017 Wildwood, FL 34785	I-75 & Rt. 44, Mile Marker #330	Sumter	Florida

4	2995 US Highway 17 South Brunswick, GA 31525	I-95 at US 17, exit 6	Glynn	Georgia

146	981 Cassville-White Road Cartersville, GA 30121	I-75 and Cassville-White Road, exit 127	Bartow	Georgia

156	30732 Highway 441 South P.O. Box 478 Commerce, GA 30529	I-85 & US 441, exit 53, Mile Marker #150	Banks	Georgia

37	4215 Thurman Road Conley, GA 30288 (Atlanta)	I-285E, exit 39, Highway 160	DeKalb	Georgia

100	P.O. Box 967 Jackson, GA 30529 (Atlanta South)	I-75 & Rt. 36, exit 66, Mile Marker #201	Lamar/Butts	Georgia

128	6901 Bellville Road Lake Park, GA 31636	I-75 & Bellville Road, exit 1, Mile Marker #2	Lowndes	Georgia

45	P.O. Box 592 Madison, GA 30650	I-20 & US 441, exit 51, Mile Marker #115	Morgan	Georgia

TCA Site No.	Mailing Address	Physical Location	County	State

177	4401 Highway 17 Richmond Hill, GA 31324 (Savannah)	I-95 & US 17 South, exit 87	Bryan	Georgia

167	4115 Broadway Boise, ID 83705	I-84, exit 54	Ada	Idaho

92	505 Truckers Lane R.R. #7 P.O. Box 450 Bloomington, IL 61701	I-55/I-74, I-39 & Rt. 9 East, Left at Light (Market St.), Mile Marker #160-A	McLean	Illinois

35	1702 West Evergreen P.O. Box 1388 Effingham, IL 62401	I-57/I-70, SR 32 & 33, exit 160	Effingham	Illinois

44	19 N. 430 Route 20 Hampshire, IL 60140 (Elgin)	I-90 & US 20, Marengo Exit, Mile Marker #36-1/2	Kane	Illinois

43	4510 Broadway Mt. Vernon, IL 62864	I-57 & I-64, Rt. 15 West, Mile Marker #95	Jefferson	Illinois

30	16650 Russell Rd. P.O. Box 99 Russell, IL 60075 (Chicago North)	Chicago North, I-94 & Russell Road, Illinois/Wisconsin Line	Lake	Illinois

199	819 Edwardsville Road Troy, IL 62294	I-55/70 and SR 162	Madison	Illinois

102	10346 S. State Rd. 39 Clayton, IN 46118	I-70 & Rt. 39, Belleville Monrovia Exit, Mile Marker #59	Hendricks	Indiana

10	2510 Burr Street P.O. Box 409 Gary, IN 46406	I-80 & I-94, Burr Street Exit	Lake	Indiana

219	1201 Ripley Street Lake Station, IN 46405	I-80 & I-94, exit 15B	Lake	Indiana

220	1600 West US Hwy 20 Porter, IN 46304	I-94, exit 22B	Porter	Indiana

TCA Site No.	Mailing Address	Physical Location	County	State

65	2636 E. Tipton Street Seymour, IN 47274	I-65 & S.R. 50, Exit 50	Jackson	Indiana

173	5930 E. State Road 334 Whitestown, IN 46075	I-65 & SR 334, (Whitestown-Zionsville Exit) Mile Marker #13	Boone	Indiana

66	3210 South 7th Street Council Bluffs, IA 51501	Hwy. 192, I-80 & 1-29, Lake Manawa, Exit 3, Mile Marker #3	Pottawattamie	Iowa

93	7777 Burlington Pike Florence, KY 41042	1-75 & St. Rt. 18, Mile Marker #181	Boone	Kentucky

28	145 Richwood Road Walton, KY 41094	Cincinnati South, I-75/Rt 71 & S.R. 338, Exit 175	Boone	Kentucky

161	1701 N. University Avenue Lafayette, LA 70507	1-10 & SR 182 Mile Marker #101	Lafayette	Louisiana

180	1682 Gause Blvd. P.O. Box 807 Slidell, LA 70458	I-10 & US 190, exit 266	St. Tammany Parish	Louisiana

46	224 Highway 65 South P.O. Box 1111 Tallulah, LA 71284	I-20 & US 65, exit 171, Mile Marker #171	Madison	Louisiana

216	5501 O’Donnell St. Cutoff Boltimore, MD 21224	I-95, exit 57	Baltimore	Maryland

19	1400 Elkton Road Elkton, MD 21921	I-95 & SR 279, exit 109B, Mile Marker #109	Cecil	Maryland

151	7401 Assateaque Drive Jessup, MD 20794	1-95, exit 41A	Howard	Maryland

89	200 Baker Road Dexter, MI 48130 (Ann Arbor)	I-94 & Baker Road, Dexter Exit #167, Mile Marker #167	Washtenaw	Michigan

69	1255 N. Dixie Hwy Monroe, MI 48162	I-75 & SR 50, Exit 15	Monroe	Michigan

TCA Site No.	Mailing Address	Physical Location	County	State

198	6364 Dixie Highway Saginaw, MI 48722	1-75 & Bridgeport Exit, Mile Marker #144	Saginaw	Michigan

116	6100 Sawyer Road P.O. Box 488 Sawyer, MI 49125	I-94 & Sawyer Road, exit 12, Mile Marker #12	Berrien	Michigan

190	13400 Rogers Drive P.O. Box 238 Rogers, MN 55374	I-94 & Hwy. 101, Mile Marker, #207	Hennepin	Minnesota

47	2150 Russell Mt. Gilead Rd. Meridian, MS 39301	I-20 & I-59, Mile Marker #160	Lauderdale	Mississippi

18	102 NW 4th Street P.O. Box 787 Concordia, MO 64020	I-70 & Rt. 23, exit 58	Lafayette	Missouri

175	P.O. Box 69 3265 N. Service Road East Foristell, MO 63348	I-70 CR “W”, exit 203	St. Charles	Missouri

51	854 State Highway 80 R.R. #1 Box 180 Matthews, MO 63867	I-55 & Rt. 80, exit 58	New Madrid	Missouri

52	100 North Broadway Oak Grove, MO 64075	I-70/Rt. H, 25 miles East of , Kansas City, Exit 27 Oak Grove	Jackson	Missouri

193	8033 W. Holling Rd. P.O. Box 167 Alda, NE 68810 (Grand Island)	I-80, exit 305	Hall	Nebraska

90	P.O. Box 217 103 Prospectors Drive Ogallala, NE 69153	I-80 & Rt. 61, exit 126	Keith	Nebraska

108	8050 Dean Martin Drive Las Vegas, NV 89139	I-15 & Blue Diamond Road, Mile Marker #33	Clark	Nevada

TCA Site No.	Mailing Address	Physical Location	County	State

181	6000 E. Frontage Road Mill City, NV 89418	I-80 Exit 151 Heading West, I-80 Exit 149 Heading East	Pershing	Nevada

172	200 North McCarran Blvd. Sparks, NV 89431	I-80 & McCarran Blvd., exit 19	Washoe	Nevada

211	108 Ocean Drive Greenland, NH 03840	I-95, exit 3 North / exit 3B South	Rockingham	New Hampshire

48	975 St. Rt. 173 P.O. Box 427 Bloomsbury, NJ 08804	I-78 & St. Rt. 173, exit 7	Hunterdon	New Jersey

6	2 Simpson Road P.O. Box 305 Columbia, NJ 07832	I-80 at Rt. 94, Exit 4	Warren	New Jersey

218	I-295 Exit 18 Berkley Rd. P.O. Box 400 Paulsboro, NJ 08066	Exit Mt. Royal I-295	Gloucester	New Jersey

81	2501 University Blvd. NE Albuquerque, NM 87107	I-40 & I-25 Interchange, Exit 227A, Candelaria Road & Menaul Blvd.	Bernalillo	New Mexico

8	3404 W. Highway 66 Gallup, NM 87301-6841	I-40 & Hwy 66, exit 16	McKinley	New Mexico

14	202 N. Motel Blvd. Las Cruces, NM 88005	I-10 & Amador Exit Hwy 292	Don Ana	New Mexico

229	P.O. Box 2740 1700 U.S. Route 66 West Moriarty, NM 87035	I-40, exit 194	Torrance	New Mexico

23	HC 69 - Box 120 Santa Rosa, NM 88435	I-40 & US 66, 54 & 84, exit 277	Guadalupe	New Mexico

207	753 Upper Court St. P.O. Box 190 Binghamton, NY 13904	I-81, exit 2W	Broome	New York

TCA Site No.	Mailing Address	Physical Location	County	State

194	8420 Alleghany P.O. Box 276 Corfu, NY 14036 (Pembroke)	I-90 & St. Rt. 77, exit 48A	Jenesee	New York

208	9616 Commerce Drive P.O. Box 170 Dansville, NY 14437	I-390, exit 5	Livingston	New York

209	40 Riverside Drive P.O. Box 421 Fultonville, NY 12072	I-90, exit 28	Montgomery	New York

210	125 Neelytown Road Montgomery, NY 12549 (Maybrook)	I-84, exit 5	Orange	New York

221	153 Wiggins Road Candler, NC 28715	I-40, Exit 37	Buncombe	North Carolina

2	1101 NC Highway 61 Whitsett, NC 27377 (Greensboro)	I-85 I-40 & Hwy 61, exit 138	Guilford	North Carolina

701	715 US 250 East P.O. Box 469 Ashland, OH 44805	I-171 & US 250, exit 186	Ashland	Ohio

11	6762 St. Rt. 127 P.O. Box 30 Eaton, OH 45320 (Dayton)	Dayton, I-70 & St. Rt. 127, exit 10	Preble	Ohio

39	10679 Lancaster Rd., SE P.O. Box 520 Hebron, OH 43025	I-70 & SR 37, 26 miles East of Columbus, Mile Marker 126	Licking	Ohio

139	12403 US Rt. 35 NW P.O. Box 98 Jeffersonville, OH 43128	I-71 & US 35, exit 65	Fayette	Ohio

29	5551 St. Rt. 193 P.O. Box 527 Kingsville, OH 44048	I-90 & SR 193, exit 235	Ashtabula	Ohio

TCA Site No.	Mailing Address	Physical Location	County	State

24	940 US Rt. 42, NE P.O. Box 560 London, OH 43140	I-70 & Rt. 42 Mile Marker #79	Madison	Ohio

95	4450 Portage St., NW North Canton, OH 44720	I-77 & Portage St., exit 111	Stark	Ohio

87	3483 Libbey Road Perrysburg, OH 43551 (Toledo)	I-280 & Libbey Road I-80/90 & I-280	Wood	Ohio

15	P.O. Box 125 8834 Lake Road Seville, OH 44273 (Lodi)	I-71, I-76 & US 224 Exit 209 on I-71	Medina	Ohio

58	5400 Seventy Six Drive P.O. Box 4296 Youngstown, OH 44515	I-80 & Route 46, exit 223A	Mahoning	Ohio

59	501 South Morgan Road Oklahoma City, OK 73128 (Oklahoma City West)	I-40 & West, exit 140	Canadian	Oklahoma

36	801 South Council Road Oklahoma City, OK 73128 (Oklahoma City East)	I-40 & Council Road	Oklahoma	Oklahoma

152	P.O. Box 171 Sayre, OK 73662	I-40 & Cemetary Road, exit 26	Beckham	Oklahoma

56	21856 Bents Road, NE Aurora, OR 97002 (Portland)	I-5, Ehlen Road, exit 278	Marion	Oregon

183	790 NW Frontage Road Troutdale, OR 97060	I- 84, exit 17	Multnomah	Oregon

212	6 Buckhorn Road P.O. Box 60 Bloomsburg, PA 17815	I-80, exit 34	Columbia	Pennsylvania

3	245 Allegheny Blvd. Brookville, PA 15825	I-80 & Rt. 36 Exit 13 RD #5	Jefferson	Pennsylvania

TCA Site No.	Mailing Address	Physical Location	County	State

215	4050 Depot Road Erie, PA 16510 (Harborcreek)	I-90, exit 10	Erie	Pennsylvania

213	10835 John Wayne Drive Greencastle, PA 17225	I-81, exit 3	Franklin	Pennsylvania

12	P.O. Box 6535 7848 Linglestown Road Harrisburg, PA 17112	I-81 & SR 39 Manda Hill, exit 27	Dauphin	Pennsylvania

67	5644 SR 8 P.O. Box 333B Harrisville, PA 16038 (Barkeyville)	I-80 & RS 80, exit 3	Venango	Pennsylvania

68	5600 Nittany Valley Drive P.O. Box 278 Lamar, PA 16848	I-80 & SR 64, exit 25	Clinton	Pennsylvania

214	875 N. Eagle Valley Rd. P.O. Box 656 Milesburg, PA 16853	I-80, exit 23	Centre	Pennsylvania

25	1402 E. Main Street Duncan, SC 29334 (Spartanburg)	I-85 & SR 290, exit 63	Spartanburg	South Carolina

179	3014 Paxville Highway Rt. 6, Box 200 Manning, SC 29102	I-95 & SR 261, exit 119	Clarendon	South Carolina

117	13011 Old Hickory Blvd. Antioch, TN 37013	I-24 at Old Hickory Blvd., exit 62	Davidson	Tennessee

140	155 Hwy. 138 Denmark, TN 38391 (Jackson)	I-40 & Hwy 139 (Providence Road), Mile Marker #68	Madison	Tennessee

157	4400 Peytonsville Road Franklin, TN 37064	I-65, exit 61	Williamson	Tennessee

13	608 Lovell Road Knoxville, TN 37932	I-40 & I-75, Exit 374	Knox	Tennessee

TCA Site No.	Mailing Address	Physical Location	County	State

107	615 Watt Road Knoxville, TN 37922 (Knoxville West)2	I-40 & I-75 at Watt Road, exit 369	Loudon/Knox	Tennessee

34	111 N. First Street Nashville, TN 37213	I-24, exit 48	Davidson	Tennessee

55	7000 I-40 East Whitaker Road Amarillo, TX 79118	I-40, exit 74	Potter	Texas

17	6800 Thompson Road Baytown, TX 77522	I-10 & Thompson Road, exit 789	Harris	Texas

230	704 West Interstate 20 P.O. Box 1067 Big Spring, TX 79720	Highway 87 & I-20	Howard	Texas

150	7751, Bonnie View Road Dallas, TX 75241 (Dallas South)	I-20 & I-635, exit 472	Dallas	Texas

104	6420 N. I-35 Denton, TX 76207	6420 & I-35 N Mile Marker #471	Denton	Texas

231	802 E. York, Highway 59 Ganado, TX 77962	US 59, exit 522E	Jackson	Texas

232	4817 I-35 North New Braunfels, TX 78130	I-35, exit 193	Comal	Texas

49	2105 S. Goliad Street P.O. Box 578 Rockwall, TX 75087	I-30 & Rt. 205, exit 68	Rockwall	Texas

147	6170 I-10 East San Antonio, TX 78219	I-10, exit 583	Bexar	Texas

113	P.O. Box 1578 Sweetwater, TX 79556	I-20 & Hopkins Road, exit 242	Nolan	Texas

233	1700 Wilson Road Terrell, TX 75161	I-20, exit 503	Kaufman	Texas

TCA Site No.	Mailing Address	Physical Location	County	State

186	1100 North 130 West P.O. Box 543 Parowan, UT 84761	I-15, exit 78 20 miles North of Cedar City	Iron	Utah

60	8836 N. Highway 40 Tooele, UT 84074 (Salt Lake City)	I-80, exit 99	Tooele	Utah

142	100 N. Carter Road P.O. Box 712 Ashland, VA 23005 (Richmond)	I-95 & Rt. 54, exit 92	Hanover	Virginia

1	10134 Lewiston Rd. P.O. Box 1900 Ashland, VA 23005	I-95 & SR 802 (Lewiston Rd) Exit 89	Hanover	Virginia

21	2905 Lee Highway P.O. Box 305 Troutville, VA 24175 (Roanoke)	I-81 & US 220, exit 150	Botetourt	Virginia

143	1025 Peppers Ferry Rd. P.O. Box 651 Wytheville, VA 24382	I-77, exit 41, I-81, exit 72	Wythe	Virginia

176	46630 North Bend Way P.O. Box 1970 North Bend, WA 98045 (Seattle East)	I-90, exit 34	King	Washington

149	4195 State Rt. 34 Hurricane, WV 25526	I-64 & Rt. 34, exit 39	Putnam	West Virginia

32	RR1 P.O. Box 1521 Valley Grove, WV 26060 (Wheeling)	I-70 at Dallas Pk, exit 11	Ohio	West Virginia

50	5901 Highway 51 P.O. Box 448 DeForest, WI 53532	I-90 & 1-94, exit 132	Dane	Wisconsin

192	713 Highway 12 P.O. Box 230 Hudson, WI 54016	I-94 & US 12, exit 4	St. Croix	Wisconsin

TCA Site No.	Mailing Address	Physical Location	County	State

187	4000 I-80 Service Rd. P.O. Box 5296 Burns, WY 82053 (Cheyenne)	I-80, exit 377, 17 miles East of Cheyenne	Laramie	Wyoming

188	P.O. Box 400 Ft. Bridger, WY 82933	I-80, exit 30, East of Evanston	Uinta	Wyoming

234	1400 Higley Blvd. Exit 214 Rawlins, WY 82301	I-80, exit 214	Carbon	Wyoming

Schedule 1.1(41)(A)

Land included in Landlord Properties

3.016 Tuscaloosa, AL
3501 Buttermilk Road
Cottondale, AL 35453
(TCA Site No. 16 - Tuscaloosa)

LEGAL DESCRIPTION

All that certain lot or parcel of land situated in the County of Tuscaloosa, State of Alabama, and being more particularly described as follows:

SURFACE RIGHTS ONLY in and to the following:

A parcel of land located in the Southwest Quarter of the Northeast Quarter and in the Northwest Quarter of the Northeast Quarter and in the Northeast Quarter of the Northeast Quarter of Section 35; Township 21 South, Range 9 West, Huntsville Meridian in Tuscaloosa County, Alabama, and being more particularly described as follows:

As the POINT OF BEGINNING, start at a Concrete Monument accepted to mark the Southeast corner of the Southwest Quarter of the Northeast Quarter of said Section 35, Township 21 South, Range 9 West and run North 1 degrees 32 minutes, 23 seconds West (Magnetic) and along accepted the East boundary of said Southwest Quarter of the Northeast Quarter of Section 35 for a distance of 1324.98 feet to an iron pipe accepted to mark the Northeast corner of said Southwest Quarter of the Northeast Quarter, thence run South 88 degrees 42 minutes 30 seconds East for a distance of 107.80 feet to the centerline of Little Hurricane Creek; thence run North 11 degrees 45 minutes 32 seconds West and along said centerline of said creek for a distance of 89.0 feet to a point; thence run North 84 degrees 58 minutes 25 seconds West for a distance of 1364.77 feet to a point lying on the Eastern right of way margin of the Buttermilk Road, said point lying 100 feet from the relocated centerline of the Buttermilk Road; thence run South 2 degrees 37 minutes 32 seconds East and along said Eastern right of way margin for a distance of 340.34 feet to PT Station 357+61.81, said curve being concave to the West and having a Delta of 3 degrees 30 minutes and a centerline Radius of 11459.19 feet; thence run South 1 degrees 05 minutes 46 seconds East and along said right of way curve for a chord distance of 617.08 feet to a point, said point being Station 351+50 on said right of way; thence run South 61 degrees 56 minutes 19 seconds East and along the right of way for I-59 for a distance of 101.56 feet to a point on a curve being concave to the South and having a Delta of 35 degrees 59 minutes 48 seconds and a Radius of 782.95 feet; thence run South 74 degrees 44 minutes 55 seconds East and along said right of way curve for a chord distance of 204.39 feet to a point; thence run South 45 degrees 16 minutes 33 seconds East and along said right of way for a distance of 192.81 feet to PT Station 717+41.19; thence run South 40 degrees 42 minutes 01 seconds East and along said right of way for a distance of 162.62 feet to a point; thence run South 53 degrees 07 minutes 44 seconds East and along said right of way for a distance of 112.72 feet to PC Station 720+12.72 of a curve being concave to the Northeast and having a Delta of 29 degrees 01 minute and a Radius of 1020.91 feet; thence run South 60 degrees 38 minutes 08 seconds East and along said right of way curve for a chord distance of 266.75 feet to a point, said point lying on the South boundary of the Southwest Quarter of the Northeast Quarter of said Section 35; thence run South 88 degrees 16 minutes 01 seconds East and along said South boundary of the Southwest Quarter of the Northeast Quarter of said Section 35 for a distance of 425.78 feet to the POINT OF BEGINNING, forming an interior angle of closure of 88 degrees 43 minutes 38 seconds. LESS AND EXCEPT any part of the subject property which may be contained within that certain condemnation proceeding filed in the Probate Office of Tuscaloosa County, Alabama, identified by Case No. 87-185, and recorded in Probate Minutes Record 189, at Page 651, et seq. Also LESS AND EXCEPT that certain property described in Deed Book 1006, at Page 318 in said Probate Office.

3.054 Mobile, AL
P.O. Box 419
Grand Bay, AL 36541
(TCA Site No. 54 - Mobile)

Legal Description

Commencing at the Northwest corner of Section 25, Township 6 South, Range 4 West, Mobile County, Alabama; thence run North 89 degrees 42 minutes 15 seconds East, 2,639.54 feet to a point; thence run South 00 degrees 31 minutes 00 seconds East 600 feet to a point; thence run North 89 degrees 42 minutes 15 seconds East, 71.53 feet to a point on the East side of the Grand Bay-Wilmer Road, and the Point of Beginning of the property herein described; thence continue North 89 degrees 42 minutes 15 seconds East 588.12 feet to a point; thence run South 00 degrees 31 minutes East, 60.12 feet to a point; thence run North 89 degrees 43 minutes 05 seconds East 329.89 feet to a point; thence run South 00 degrees 28 minutes 23 seconds East, 688.46 feet to a point on the North side of Interstate 10; thence run South 77 degrees 10 minutes 26 seconds West, along the North side of said Interstate 10, 13.97 feet to a point of curve; thence run in a Southwestwardly direction along the North side of Interstate 10, and along the curve which has a Delta angle to the right of 18 degrees 22 minutes 13 seconds and a radius of 1,811.97 feet a distance of 580.95 feet measured along the arc of said curve to a point; thence run North 79 degrees 24 minutes 32 seconds West along the North side of Interstate 10, 163.21 feet to a point; thence run North 38 degrees 20 minutes 43 seconds West along the East side of the Grand Bay-Wilmer Road 258.35 feet to a point, said point being on a curve which has a Delta angle to the left of degrees 19 minutes 11 seconds, and a radius of 1,990.09 feet; thence run in a Northeastwardly direction along the East side of the Grand Bay-Wilmer Road, and along the curve a distance of 288.97 feet measured along the arc of said curve to a point; thence run North 32 degrees 14 minutes 15 seconds West along the East side of the Grand Bay-Wilmer Road 35.52 feet to a point; thence run North 00 degrees 37 minutes 15 seconds East along the East side of the Grand Bay-Wilmer Road 73.54 feet to a point; thence run North 00 degrees 49 minutes 45 seconds West along the East side of the Grand Bay-Wilmer Road 140 feet to a point; thence run North 45 degrees 54 minutes 55 seconds West along the East side of the Grand Bay-Wilmer Road 36.80 feet to the Point of Beginning.

3.111 Montgomery, AL
980 West South Blvd.
Montgomery, AL 36105
(TCA Site No. 111)

Legal Description:

All that certain plot, place or parcel of land located in Montgomery County, Alabama bounded and described as follows:

PARCEL ONE:

Beginning at the intersection of the North right-of-way line of South Boulevard (a 00 foot right-of-way) and the East line of the NE 1/4 of the NW 1/4 of Section 35, Township 16 North, Range 17 East, Montgomery County, Alabama, the said point being the SW corner of property now owned by Pure Oil Company; thence from the point of beginning North 78 degrees 11’ West along the North right-of-way line of South Boulevard a distance of 169.00 feet to the point of denied access of Interstate Highway I-65; thence North 37 degrees 23’ West along the Northeasterly right-of-way line of said Interstate Highway a distance of 142.55 feet to an angle in said right-of-way; thence North 09 degrees 26’ East along the Easterly right-of-way line of said Interstate Highway a distance of 737.50 feet to an angle in said right-of-way, the said point being in the SE 1/4 of the SW 1/4 of Section 26, Township l6 North, Range 17 East; thence North 17 degrees 09’ East along the Easterly right-of-way line of said Interstate Highway a distance of 493.50 feet to the East line of the SE 1/4 of the SW 1/4 of said Section 25; thence South 00 degrees 32’ East along the East line of the SE 1/4 of the SE 1/4 of said Section 26 a distance of 559.20 feet to the SE corner of said SE 1/4 of said SE 1/4; thence South 01 degree 26’ West along the East line of the NE 1/4 of the NW 1/4 of said Section 35, which said line is the West line of the property now owned by Pure Oil Company and the Northerly extension thereof a distance of 788.35 feet to the point of beginning; the said land being in the SE 1/4 of the SE 1/4 of Section 26 and in the NE 1/4 of the NW 1/4 of Section 35, Township 16 North, Range 17 East, Montgomery City and County, Alabama.

PARCEL TWO:

A parcel of land located in the NW 1/4 of the NE 1/4, Section 35, Township 16 North, Range 17 East, Montgomery County, Alabama, beginning at the point of intersection of the North-South half section line with the North right-of-way line of Southern Boulevard and point being located North 01 degree 33’ East 543.2 feet from a stone marking the SE corner of said NW 1/4 of NE 1/4 and running thence along said half-section line North 01 degree 33’ East a distance of 500.00 feet; thence South 78 degrees 00’ East and parallel with the North line of Southern Boulevard a distance of 500.00 feet; thence South 01 degree 33’ West and parallel with said half section line a distance of 500.00 feet to a point on the North right-of-way line of the Southern Boulevard; thence North 78 degrees 00’ West 500.00 feet along the North right-of-way line of Southern Boulevard to the point of beginning

LESS AND EXCEPT FROM PARCELS ONE AND TWO THE FOLLOWING:

Commencing at the NW corner of the NW 1/4 of NE 1/4 of Section 35, Township 16 North, Range 17 East; thence Southerly along the West line of said NW 1/4 of NE 1/4 a distance of 782 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of Project No. F-352(18); thence South 81 degrees 39’ East parallel to the centerline of said Project a distance of 280 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of said Project at Station 38+00 and the point of beginning of the property herein described; thence Northeasterly along a straight line a distance of 215 feet, more or less, to a point on the present West right-of-way line of Eisenhower Drive that is 130 feet Northeasterly of and at right angles to the centerline of said Project; thence Southerly along he said present West right-of-way line a distance of 32 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of said Project; thence North 81 degrees 39’ West parallel to the centerline of said Project a distance of 220 feet, more or less, to the point of beginning.

3.007 Eloy, AZ
2949 S. Toltec Road
Eloy, AZ 85231
(TCA Site No. 7)

PARCEL NO. 1:

THAT PART OF SECTION 34, TOWNSHIP 7 SOUTH, RANGE 7 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, LYING SOUTH OF I-10 AND EAST OF TOLTEC ROAD, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 34;

THENCE SOUTH 00 DEGREES 56 MINUTES 00 SECONDS WEST ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 34, A DISTANCE OF 1403.52 FEET;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST PERPENDICULAR TO SAID WEST LINE A DISTANCE OF 100.00 FEET TO A POINT ON THE EAST LINE OF THE WEST 100 FEET OF SAID NORTHWEST QUARTER, SAID POINT ALSO BEING THE BEGINNING OF A CURVE THE RADIUS OF WHICH BEARS SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 20.00 FEET THEREFROM, SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 31.42 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST A DISTANCE OF 130.51 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 150.00 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 55 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 143.99 FEET TO A POINT OF TANGENCY;

THENCE NORTH 35 DEGREES 56 MINUTES 00 SECONDS EAST A DISTANCE OF 334.06 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 175.00 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 49 DEGREES 56 MINUTES 23 SECONDS, A DISTANCE OF 152.53 FEET TO THE BEGINNING OF A COMPOUND CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 325.00 FEET;

THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40 DEGREES 26 MINUTES 48 SECONDS A DISTANCE OF 229.43 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 53 DEGREES 40 MINUTES 49 SECONDS EAST A DISTANCE OF 390.94 FEET;

THENCE SOUTH 00 DEGREES 56 MINUTES 00 SECONDS WEST, A DISTANCE OF 671.39 FEET;

THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS WEST, A DISTANCE OF 1163.50 FEET TO A POINT ON THE EAST LINE OF THE WEST 65.00 FEET OF SAID NORTHWEST QUARTER;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST ALONG THE LAST DESCRIBED EAST LINE, A DISTANCE OF 120.00 FEET;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 35.00 FEET TO A POINT ON THE AFOREMENTIONED EAST LINE OF THE WEST 100.00 FEET OF SAID NORTHWEST QUARTER;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST ALONG SAID EAST LINE, A DISTANCE OF

1

405.00 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT ONE-HALF OF ALL MINERALS FOUND UPON OR IN SAID PROPERTY, AS RESERVED BY GLADYS JOHNSTON MARKLEY, IN INSTRUMENT RECORDED NOVEMBER 26, 1958, IN DOCKET 217, PAGE 327.

PARCEL NO. 2:

THAT PART OF SECTION 34, TOWNSHIP 7 SOUTH, RANGE 7 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, LYING SOUTH OF I-10 AND EAST OF TOLTEC ROAD, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 34;

THENCE SOUTH 00 DEGREES 56 MINUTES 00 SECONDS WEST ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 34, A DISTANCE OF 1007.23 FEET;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST PERPENDICULAR TO SAID WEST LINE A DISTANCE OF 100.00 FEET TO A POINT ON THE EAST LINE OF THE WEST 100.00 FEET OF SAID NORTHWEST QUARTER, SAID POINT BEING THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 418.90 FEET TO A POINT ON A CURVE, THE RADIUS OF WHICH BEARS SOUTH 52 DEGREES 47 MINUTES 14 SECONDS EAST, A DISTANCE OF 235.00 FEET THEREFROM;

THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 01 DEGREES 16 MINUTES 46 SECONDS A DISTANCE OF 5.25 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 15 DEGREES 56 MINUTES 00 SECONDS WEST, A DISTANCE OF 254.00 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 150.00 FEET;

THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 55 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 143.99 FEET TO A POINT OF TANGENCY;

THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS WEST, A DISTANCE OF 127.28 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 20.00 FEET;

THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 31.42 FEET TO A POINT OF TANGENCY, SAID POINT ALSO LYING ON SAID EAST LINE OF THE WEST 100.00 FEET OF SAID NORTHWEST QUARTER;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST ALONG SAID EAST LINE A DISTANCE OF 256.29 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT ONE-HALF OF ALL MINERALS FOUND UPON OR IN SAID PROPERTY, AS RESERVED BY GLADYS JOHNSTON MARKLEY IN INSTRUMENT RECORDED NOVEMBER 26, 1958 IN DOCKET 217, PAGE 327.

2

3.094 Kingman, AZ
946 West Beale Street
Kingman, AZ 86401
(TCA Site No. 94)

PARCEL NO. 1:

A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHERLY MOST CORNER OF PARCEL “A” AS DELINEATED ON THE PLAT OF RECORD ENTITLED: DEPENDENT RESURVEY & RETRACEMENT OF A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, RECORDED NOVEMBER 19, 1981, AS RECEPTION NO. 81-41705 IN THE OFFICE OF THE RECORDER, MOHAVE COUNTY, ARIZONA, BEING A 5/8” REBAR W/TAG RLS 8904;

THENCE NORTH 37 DEGREES 57 MINUTES 30 SECONDS EAST, 137.62 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE FOR U.S. HIGHWAY 93 BEING A POINT IN A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 1959.86 FEET;

THENCE FROM A LOCAL TANGENT BEARING OF NORTH 55 DEGREES 06 MINUTES 12 SECONDS WEST NORTHWESTERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 04 DEGREES 03 MINUTES 01 SECONDS, 138.54 FEET TO A 5/8” REBAR W/CAP AT WHICH POINT THE LOCAL TANGENT BEARS NORTH 51 DEGREES 03 MINUTES 11 SECONDS WEST;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 18.0 FEET;

THENCE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST, 10.0 FEET;

THENCE SOUTH 25 DEGREES 31 MINUTES 29 SECONDS WEST, 65.44 FEET;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 79.48 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE CENTER LINE OF BEACON STREET AS DELINEATED ON THE PLAT OF RECORD FOR BOULDER DAM HIGHWAY ADDITION UNIT 1, AMENDED, RECORDED MAY 23, 1929, RECORDS OF MOHAVE COUNTY, ARIZONA;

THENCE ALONG SAID CENTER LINE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST, 80.00 FEET TO A 5/8” REBAR W/CAP;

THENCE NORTH 37 DEGREES 57 MINUTES 30 SECONDS EAST, 20.00 FEET TO A POINT OF BEGINNING;

(THE ABOVE DESCRIBED PARCEL INCLUDES ALL OR PORTIONS OF LOTS 7, 8, 9, 10, 11, 12, 56, 57, 58, 59, 60 AND 61 SAID BOULDER DAM HIGHWAY ADDITION)

EXCEPT ALL OIL, PETROLEUM, NATURAL GAS, MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 VERTICAL FEET FROM THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXPLORING FOR, EXTRACTING, MINING, BORING, REMOVING, OR MARKETING SAID SUBSTANCES, HOWEVER, WITHOUT ANY RIGHT OF ANY ENTRY UPON THE SURFACE OF SAID LAND AS SET FORTH IN DEED RECORDED IN BOOK 512 OF OFFICIAL RECORDS, PAGE 58, RECORDS OF MOHAVE COUNTY, ARIZONA.

AND

A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17

1

WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, BEING A PORTION OF PARCEL “B”, AS DELINEATED ON THE PLAT OF RECORD ENTITLED: DEPENDENT RESURVEY & RETRACEMENT OF A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, RECORDED NOVEMBER 19, 1981, AS RECEPTION NO. 81-41705 IN THE OFFICE OF THE RECORDER, MOHAVE COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 23, A BRASS DISC IN HANDHOLE STAMPED “CK 151” HAVING ARIZONA WEST ZONE, TRANSVERSE MERCATOR COORDINATE VALUES OF X = 405701.03; Y = 152550.64;

THENCE ALONG THE EAST - WEST CENTER SECTION LINE OF SAID SECTION 23, NORTH 89 DEGREES 14 MINUTES 30 SECONDS WEST (BASIS OF BEARINGS: GRID NORTH SAID WEST ZONE), 1473.93 FEET (LENGTHS ARE GROUND VALUES MULTIPLY BY 0.9997786 TO OBTAIN GRID VALUES) (SOUTH 89 DEGREES 09 MINUTES WEST, 1474 FEET OR 1474.6 FEET - RECORD) TO A RAILROAD SPIKE BEING A POINT IN THE EAST RIGHT-OF-WAY LINE FOR “F” STREET AS DELINEATED ON THE PLAT OF WEST KINGMAN ADDITION, UNIT 2, RECORDED JUNE 13, 1930;

THENCE ALONG SAID EAST RIGHT-OF-WAY LINE SOUTH 01 DEGREES 09 MINUTES 25 SECONDS WEST, 201.26 FEET (SOUTH - RECORD) TO A 5/8” REBAR W-YELLOW CAP BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261 AND THE TRUE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID EAST RIGHT-OF-WAY LINE FOR “F” STREET SOUTH 01 DEGREES 09 MINUTES 25 SECONDS WEST, 1066.59 FEET (SOUTH - RECORD) TO A 5/8” REBAR W/YELLOW CAP;

THENCE SOUTH 88 DEGREES 22 MINUTES 44 SECONDS EAST, 731.06 FEET TO A 5/8” REBAR W/YELLOW CAP BEING A POINT IN THE WEST LINE OF BLOCK 7, HOLLYWOOD ADDITION, UNIT 1, RECORDED MARCH 25, 1929;

THENCE ALONG SAID WEST LINE NORTH 01 DEGREES 22 MINUTES 18 SECONDS EAST, 429.89 FEET (NORTH - RECORD) TO A 5/8” REBAR W/YELLOW CAP BEING A POINT IN THE SOUTH RIGHT-OF-WAY LINE FOR BEACON STREET AS DELINEATED ON THE PLAT FOR BOULDER DAM HIGHWAY ADDITION, UNIT 1 AMENDED, RECORDED MAY 23, 1929;

THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE NORTH 52 DEGREES 02 MINUTES 30 SECONDS WEST, 727.07 FEET (NORTH 52 DEGREES 18 MINUTES WEST - RECORD) TO A 5/8” REBAR W/YELLOW CAP BEING A POINT IN THE EAST LINE OF THE PARCEL DESCRIBED IN BOOK 280 OF DEEDS, PAGE 10;

THENCE ALONG SAID EAST LINE NORTH 01 DEGREES 37 MINUTES 16 SECONDS EAST, 49.66 FEET (NORTH - RECORD) TO A 5/8” REBAR W/YELLOW CAP BEING THE SOUTHEAST CORNER OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261;

THENCE ALONG THE SOUTH LINE OF THE PARCEL LAST MENTIONED NORTH 42 DEGREES 37 MINUTES 30 SECONDS WEST, 218.04 FEET (200.65 FEET - RECORD) TO THE POINT OF BEGINNING.

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL “A” AS DELINEATED ON THE PLAT OF RECORD ENTITLED: DEPENDENT RESURVEY & RETRACEMENT OF A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, RECORDED NOVEMBER 19, 1981, AT RECEPTION NO. 81-41705 IN THE OFFICE OF THE RECORDER, MOHAVE COUNTY, ARIZONA, BEING A 5/8” REBAR W/CAP;

THENCE ALONG THE EAST LINE OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261, NORTH 01 DEGREES 37 MINUTES 16 SECONDS EAST, 178.06 FEET (NORTH 185.42 FEET - RECORD) TO A RAILROAD SPIKE BEING A POINT IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE FOR U.S. HIGHWAY 93 AND A POINT IN A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF

2

1959.86 FEET;

THENCE FROM A LOCAL TANGENT BEARING OF SOUTH 46 DEGREES 40 MINUTES 04 SECONDS EAST, SOUTHEASTERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 04 DEGREES 23 MINUTES 07 SECONDS, 150.00 FEET TO A 5/8” REBAR W/CAP AT WHICH POINT THE LOCAL TANGENT BEARS SOUTH 51 DEGREES 03 MINUTES 11 SECONDS EAST;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 18.0 FEET;

THENCE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST, 10.0 FEET;

THENCE SOUTH 25 DEGREES 31 MINUTES 29 SECONDS WEST, 65.44 FEET;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 79.48 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE CENTER LINE OF BEACON STREET AS DELINEATED ON THE PLAT OF RECORD FOR BOULDER DAM HIGHWAY ADDITION UNIT 1, AMENDED, RECORDED MAY 23, 1929, RECORDS OF MOHAVE COUNTY, ARIZONA;

THENCE SOUTH 37 DEGREES 57 MINUTES 30 SECONDS WEST, 20.00 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF BEACON STREET;

THENCE SOUTH 35 DEGREES 37 MINUTES 35 SECONDS WEST, 192.87 FEET TO A P-K FASTENER W/TAG;

THENCE NORTH 88 DEGREES 50 MINUTES 35 SECONDS WEST, 100.00 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE EAST RIGHT-OF-WAY LINE FOR “F” STREET AS DELINEATED ON THE PLAT OF RECORD FOR WEST KINGMAN ADDITION, UNIT 2, RECORDED JUNE 13, 1930, RECORDS OF MOHAVE COUNTY, ARIZONA;

THENCE ALONG SAID EAST RIGHT-OF-WAY LINE NORTH 01 DEGREES 09 MINUTES 25 SECONDS EAST, 410.00 FEET TO A 5/8” REBAR W/CAP IN CONCRETE BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261;

THENCE ALONG THE SOUTHERLY LINE THEREOF SOUTH 42 DEGREES 37 MINUTES 30 SECONDS EAST, 218.04 FEET (200.65 FEET - RECORD) TO THE POINT OF BEGINNING;

AND

LOTS 6 THROUGH 13, INCLUSIVE, BLOCK 7 OF HOLLYWOOD ADDITION TO KINGMAN UNIT 1, ACCORDING TO THE PLAT THEREOF, RECORDED MARCH 25, 1929, IN THE OFFICE OF THE COUNTY RECORDER OF MOHAVE COUNTY, ARIZONA;

AND

LOTS 14, 15 AND 16, BLOCK 7 OF HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 2, ACCORDING TO THE PLAT THEREOF, RECORDED JUNE 15, 1929, IN THE OFFICE OF THE COUNTY RECORDER OF MOHAVE COUNTY, ARIZONA;

AND

THE SOUTH 20 FEET OF BEACON STREET, AS ABANDONED BY CITY OF KINGMAN RESOLUTION NO. 818, RECORDED FEBRUARY 10, 1982, IN BOOK 786 OF OFFICIAL RECORDS, PAGE 73 AND QUIT CLAIM DEED IN BOOK 786 OF OFFICIAL RECORDS, PAGE 74, CONTIGUOUS WITH LOTS 2 THROUGH 27, INCLUSIVE, BLOCK 4 OF BOULDER DAM HIGHWAY ADDITION, ABANDONED BY CITY OF KINGMAN RESOLUTION NO. 782, RECORDED MAY 15, 1981, IN BOOK 714 OF OFFICIAL RECORDS, PAGE 271, BEING A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH,

3

RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA.

ALSO DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF LOT 16 OF THE HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 2, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 15, 1929 IN THE OFFICE OF THE RECORDER OF MOHAVE COUNTY, STATE OF ARIZONA;

THENCE NORTH 88 DEGREES 22 MINUTES 44 SECONDS WEST 103.54 FEET TO THE SOUTHWEST CORNER OF SAID LOT 16;

THENCE NORTH 01 DEGREES 22 MINUTES 18 SECONDS EAST ALONG THE WEST LINE OF SAID LOT 16, 15 AND A PART OF LOT 14, A DISTANCE OF 115.70 FEET;

THENCE NORTH 88 DEGREES 22 MINUTES 44 SECONDS WEST 731.06 FEET;

THENCE NORTH 01 DEGREES 09 MINUTES 25 SECONDS EAST 656.59 FEET;

THENCE SOUTH 88 DEGREES 50 MINUTES 35 SECONDS EAST 100.00 FEET;

THENCE NORTH 35 DEGREES 37 MINUTES 35 SECONDS EAST 192.87 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF BEACON STREET (40.00 FEET WIDE, ABANDONED PER CITY OF KINGMAN RESOLUTION NO. 818 RECORDED FEBRUARY 10, 1982 IN BOOK 786 OF OFFICIAL RECORDS, PAGE 73 AND QUIT CLAIM DEED, IN BOOK 786 OF OFFICIAL RECORDS, PAGE 74);

THENCE NORTH 37 DEGREES 57 MINUTES 30 SECONDS EAST 20.00 FEET;

THENCE NORTH 17 DEGREES 17 MINUTES 45 SECONDS EAST 79.48 FEET;

THENCE NORTH 25 DEGREES 31 MINUTES 29 SECONDS EAST 65.44 FEET;

THENCE NORTH 52 DEGREES 02 MINUTES 30 SECONDS WEST 10.00 FEET;

THENCE NORTH 17 DEGREES 17 MINUTES 45 SECONDS EAST 18.00 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY OF U.S. HIGHWAY 93 (100.00 FEET WIDE) AND ALSO A POINT ON A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1,959.86 FEET AND A RADIAL LINE THAT BEARS NORTH 38 DEGREES 56 MINUTES 49 SECONDS EAST;

THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 04 DEGREES 03 MINUTES 01 SECONDS AND AN ARC DISTANCE OF 138.54 FEET;

THENCE SOUTH 37 DEGREES 57 MINUTES 30 SECONDS WEST 157.62 FEET;

THENCE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST 558.92 FEET TO A POINT ON THE WEST LINE OF LOT 5 OF THE HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 1;

THENCE SOUTHERLY ALONG THE WEST LINE OF SAID LOT 5 SOUTH 01 DEGREES 22 MINUTES 18 SECONDS WEST 10.24 FEET TO THE NORTHWEST CORNER OF LOT 6 OF THE HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 1;

THENCE ALONG THE NORTHERLY LINE OF SAID LOT 6 SOUTH 83 DEGREES 43 MINUTES 00 SECONDS EAST 106.33 FEET TO THE NORTHEAST CORNER OF SAID LOT 6;

THENCE SOUTHERLY SOUTH 01 DEGREES 37 MINUTES 16 SECONDS WEST 551.61 FEET TO THE POINT OF BEGINNING.

4

PARCEL NO. 2:

THAT PORTION OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 23, AS SHOWN ON THAT CERTAIN PLAT RECORDED NOVEMBER 19, 1981, AT FEE NO. 81-41705 IN THE RECORDS OF THE MOHAVE COUNTY RECORDER AND RUNNING THENCE SOUTH 89 DEGREES 15 MINUTES 19 SECONDS EAST ALONG THE SOUTH LINE OF SAID SECTION 23, 1452.59 FEET TO THE WEST 1/16 CORNER ON THE SOUTH LINE OF SAID SECTION 23;

THENCE NORTH 01 DEGREES 09 MINUTES 12 SECONDS EAST ALONG THE WEST LINE OF SAID WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE14 SW1/4), 897.40 FEET TO THE POINT OF BEGINNING AND SOUTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED, SAID POINT BEING THE NORTHWEST CORNER OF THE SOUTHERLY 15 ACRES OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SAID SECTION 23;

THENCE CONTINUING NORTH 01 DEGREES 09 MINUTES 12 SECONDS EAST ALONG SAID WEST LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4), 407.40 FEET TO THE INTERSECTION OF SAID WEST LINE AND THE MONUMENTED ORIGINAL NORTH ALIQUOT 1/16 LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SAID SECTION 23, SAID POINT BEING THE NORTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89 DEGREES 11 MINUTES 30 SECONDS EAST ALONG SAID NORTH LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4), 106.50 FEET;

THENCE SOUTH 00 DEGREES 48 MINUTES 30 SECONDS WEST, 230.00 FEET;

THENCE SOUTH 89 DEGREES 11 MINUTES 30 SECONDS EAST, 540.00 FEET;

THENCE NORTH 00 DEGREES 48 MINUTES 30 SECONDS EAST, 230.00 FEET TO A POINT LYING ON SAID MONUMENTED ORIGINAL NORTH ALIQUOT 1/16 LINE;

THENCE SOUTH 89 DEGREES 11 MINUTES 30 SECONDS EAST ALONG SAID NORTH ALIQUOT 1/16 LINE, 84.34 FEET TO THE INTERSECTION OF SAID MONUMENTED ORIGINAL NORTH ALIQUOT 1/16 LINE WITH THE WEST LINE OF BLOCK 7 OF THE HOLLYWOOD ADDITION TO KINGMAN, UNIT NO. 2, AS SHOWN ON THE PLAT THEREOF, RECORDED JUNE 15, 1929, SAID POINT BEING THE NORTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 01 DEGREES 22 MINUTES 18 SECONDS WEST ALONG SAID WEST LINE OF BLOCK 7 EXTENDED, 117.35 FEET TO THE INTERSECTION OF SAID WEST LINE WITH THE CENTERLINE OF HOLLY DRIVE AS SAID HOLLY DRIVE IS SHOWN ON THE PLAT OF SAID HOLLYWOOD ADDITION UNIT 2;

THENCE NORTH 88 DEGREES 22 MINUTES 44 SECONDS WEST ALONG SAID CENTERLINE OF HOLLY DRIVE, 21.59 FEET TO THE INTERSECTION WITH THE WEST LINE OF BLOCK 8 OF SAID HOLLYWOOD ADDITION UNIT 2 EXTENDED;

THENCE SOUTH 01 DEGREES 37 MINUTES 16 SECONDS WEST ALONG SAID WEST BOUNDARY OF BLOCK 8, 289.61 FEET TO THE SOUTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED, SAID POINT BEING ON THE NORTH LINE OF THE SOUTHERLY 15 ACRES OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SECTION 23;

THENCE NORTH 89 DEGREES 15 MINUTES 19 SECONDS WEST ALONG THE NORTH LINE OF SAID

5

SOUTHERLY 15 ACRES, 706.43 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 3:

THE SOUTHERLY 15.0 ACRES OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W 1/2 SE1/4 SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA.

EXCEPT FOR ANY PORTION LYING WITHIN HOLLYWOOD ADDITION TO KINGMAN, UNIT NO. 2, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 15, 1929 IN THE OFFICE OF THE RECORDER OF MOHAVE COUNTY, ARIZONA.

6

A-6	3.225 Tonopah, AZ
1010 North 339th Avenue
Tonopah, AZ 85354
(TCA Site No. 225)

PARCEL NO. 1: (FEE PARCEL)

THE EAST ONE-HALF OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA.

EXCEPT THE SOUTH 15 FEET FOR ROAD PURPOSES.

ALSO EXCEPT THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, WHICH LIES WITHIN THE FOLLOWING DESCRIBED TRACT OF LAND:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 5;

THENCE NORTH 89 DEGREES 58 MINUTES 36 SECONDS WEST ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 405.18 FEET;

THENCE SOUTH 54 DEGREES 43 MINUTES 23 SECONDS WEST 154.79 FEET;

THENCE SOUTH 79 DEGREES 39 MINUTES 57 SECONDS WEST 774.31 FEET;

THENCE NORTH 75 DEGREES 01 MINUTES 36 SECONDS WEST 28.56 FEET TO THE WEST LINE OF SAID EAST HALF OF THE NORTHEAST QUARTER;

THENCE SOUTH 00 DEGREES 13 MINUTES 10 SECONDS EAST ALONG SAID WEST LINE A DISTANCE OF 357.72 FEET;

THENCE SOUTH 70 DEGREES 27 MINUTES 10 SECONDS EAST 235.56 FEET;

THENCE SOUTH 47 DEGREES 33 MINUTES 41 SECONDS EAST 563.51 FEET;

THENCE SOUTH 23 DEGREES 11 MINUTES 51 SECONDS EAST 759.29 FEET;

THENCE NORTH 89 DEGREES 48 MINUTES 09 SECONDS EAST 288.55 FEET;

THENCE SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST 300.00 FEET;

THENCE NORTH 89 DEGREES 48 MINUTES 09 SECONDS EAST 100 FEET TO THE EAST LINE OF SAID SECTION 5;

THENCE NORTH 00 DEGREES 11 MINUTES 51 SECONDS WEST ALONG SAID EAST SECTION LINE, A DISTANCE OF 2034.12 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ANY PORTION LYING NORTH OF THE NORTH LINE OF EHRENBERG-PHOENIX HIGHWAY, INTERSTATE ROUTE 10 (I-10).

THE FOREGOING PROPERTY IS ALSO DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 5;

THENCE ALONG THE EAST LINE OF SAID SECTION 5, BEING ALSO THE BASIS OF BEARINGS FOR THIS DESCRIPTION, SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 2034.11 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 594.97 FEET;

THENCE SOUTH 89 DEGREES 53 MINUTES 20 SECONDS WEST, 1322.58 FEET TO AN IRON BAR WITH CAP LS28232;

THENCE NORTH 00 DEGREES 10 MINUTES 43 SECONDS WEST, 2053.33 FEET TO AN IRON BAR WITH CAP LS6975;

THENCE SOUTH 70 DEGREES 27 MINUTES 10 SECONDS EAST, 235.56 FEET (RECORD), TO AN ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 47 DEGREES 32 MINUTES 57 SECONDS EAST, 563.51 FEET MEASURED, SOUTH 47 DEGREES 32 MINUTES 41 SECONDS EAST, 563.51 FEET (RECORD) TO AN ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 23 DEGREES 12 MINUTES 06 SECONDS EAST, 759.15 FEET MEASURED, SOUTH 23 DEGREES 11 MINUTES 51 SECONDS EAST, 759.29 FEET (RECORD) TO AN IRON BAR WITH CAP LS13177;

THENCE NORTH 89 DEGREES 47 MINUTES 14 SECONDS EAST, 288.49 FEET TO A POINT 100.00 FEET WEST OF THE EAST LINE OF SAID SECTION 5, SAID POINT BEING ALSO 0.36 FEET EAST OF A FOUND ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 300.00 FEET TO A P.K. SURVEY NAIL WITH BRASS TAG;

THENCE NORTH 89 DEGREES 49 MINUTES 09 SECONDS EAST, 100.00 FEET TO THE TRUE POINT OF BEGINNING.

3.225 Tonopah, AZ
1010 North 339th Avenue
Tonopah, AZ 85354
(TCA Site No. 225)
(Leasehold Parcel)

Legal Description

Parcel containing approximately ten (10) acres known as Land # 01.0-N-05.0-W-05-07-031-1003 NWNESE.

A-7	3.226 Willcox, AZ
1501 N. Fort Grant Road
Willcox, AZ 85643
(TCA Site No. 226)

PARCEL NO. 1:

THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA;

EXCEPT THOSE PARCELS (A), (B), (C), (D), (E), (F), (G), AND (H), DESCRIBED AS FOLLOWS:

PARCEL (A):

BEGINNING AT THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 0 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG THE EAST LINE OF SAID SECTION 25, A DISTANCE OF 351.16 FEET;

THENCE SOUTH 18 DEGREES 30 MINUTES 34 SECONDS WEST, 370.54 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 120.18 FEET TO THE POINT OF BEGINNING; AND

PARCEL (B):

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 25, WHICH POINT BEARS NORTH 0 DEGREES 25 MINUTES 00 SECONDS WEST, 351.16 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG SAID EAST SECTION LINE, A DISTANCE OF 770.24 FEET;

THENCE SOUTH 89 DEGREES 35 MINUTES 00 SECONDS WEST, 50.00 FEET;

THENCE SOUTH 00 DEGREES 25 MINUTES 00 SECONDS EAST, 142.25 FEET;

THENCE SOUTH 33 DEGREES 16 MINUTES 45 SECONDS WEST, 898.16 FEET;

THENCE SOUTH 60 DEGREES 91 MINUTES 40 SECONDS WEST, 367.16 FEET;

THENCE SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST, 961.67 FEET;

THENCE SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST, 50.18 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 1,732.05 FEET TO A POINT, WHICH POINT BEARS SOUTH 89 DEGREES 53 MINUTES 35 SECONDS WEST, 120.18 FEET FROM THE AFORESAID SOUTHEAST CORNER OF SECTION 25;

THENCE NORTH 18 DEGREES 30 MINUTES 34 SECONDS EAST, 370.54 FEET TO THE POINT OF BEGINNING; AND

PARCEL (C):

BEGINNING AT THE NORTHWEST CORNER OF THE SAID SOUTHEAST QUARTER;

1

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 1,047.48 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, l,500.69 FEET TO A LINE 1,135.28 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF THE SAID SOUTHEAST QUARTER;

THENCE NORTH 89 DEGREES 57 MINUTES 00 SECONDS WEST, ALONG THE SAID PARALLEL LINE, A DISTANCE OF 1,049.07 FEET TO THE WEST LINE OF THE SAID SOUTHEAST QUARTER;

THENCE NORTH 00 DEGREES 09 MINUTES 43 SECONDS WEST ALONG THE SAID WEST LINE, A DISTANCE OF 1,502.49 FEET TO THE POINT OF BEGINNING; AND

PARCEL (D):

THE NORTH 40.00 FEET OF THE SOUTHEAST QUARTER OF SAID SECTION 25; AND

PARCEL (E):

COMMENCING AT THE NORTHWEST CORNER OF THE SAID SOUTHEAST QUARTER;

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF THE SAID SOUTHEAST QUARTER, A DISTANCE OF 1,047.48 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE SAID NORTH LINE, A DISTANCE OF 312.22 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 312.22 FEET;

THENCE NORTH 89 DEGREES 51 MINUTES 04 SECONDS WEST PARALLEL WITH SAID NORTH LINE, A DISTANCE OF 312.22 FEET;

THENCE NORTH 00 DEGREES 13 MINUTES 22 SECONDS WEST, 312.22 FEET TO THE POINT OF BEGINNING; AND

PARCEL (F):

THE SOUTH 950.00 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTH 940.00 FEET OF THE WEST HALF OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER; AND

PARCEL (G):

COMMENCING AT THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER;

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF THE SAID SOUTHEAST QUARTER, A DISTANCE OF 1,047.48 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 1,500.69 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 1,085.29 FEET TO THE NORTH RIGHT-OF-WAY LINE OF FORT GRANT ROAD;

THENCE NORTH 89 DEGREES 57 MINUTES 00 SECONDS WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE, A DISTANCE OF 30.00 FEET;

2

THENCE NORTH 00 DEGREES 13 MINUTES 22 SECONDS WEST, 1,085.29 FEET;

THENCE SOUTH 89 DEGREES 47 MINUTES 00 SECONDS EAST, PARALLEL WITH THE SAID NORTH RIGHT-OF-WAY LINE, A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING; AND

PARCEL (H):

COMMENCING AT THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER;

THENCE NORTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF THE SAID SOUTHEAST QUARTER, A DISTANCE OF 1,407.48 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 312.22 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, PARALLEL WITH THE SAID NORTH LINE, A DISTANCE OF 30.00 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 2,273.72 FEET TO THE NORTH RIGHT-OF-WAY LINE OF FORT GRANT ROAD;

THENCE NORTH 89 DEGREES 57 MINUTES 00 SECONDS WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE 30.00 FEET;

THENCE NORTH 00 DEGREES 13 MINUTES 22 SECONDS WEST, 2,273.77 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT ANY PORTION OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 2 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA, LYING EASTERLY OF THE WEST RIGHT OF WAY LINE OF VIRGINIA AVENUE.

PARCEL NO. 2:

THE SOUTH 950.00 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTH 950.00 FEET OF THE WEST HALF OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA;

EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 25, WHICH POINT BEARS NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, 351.16 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG SAID EAST SECTION LINE, A DISTANCE OF 770.24 FEET;

THENCE SOUTH 89 DEGREES 35 MINUTES 00 SECONDS WEST, 50.00 FEET;

THENCE SOUTH 00 DEGREES 25 MINUTES 00 SECONDS EAST, 142.25 FEET;

THENCE SOUTH 33 DEGREES 16 MINUTES 45 SECONDS WEST, 898.16 FEET;

THENCE SOUTH 60 DEGREES 91 MINUTES 40 SECONDS WEST, 367.16 FEET;

THENCE SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST, 981.67 FEET;

3

THENCE SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST, 50.18 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 1,732.05 FEET TO A POINT, WHICH POINT BEARS SOUTH 89 DEGREES 53 MINUTES 35 SECONDS WEST, 120.18 FEET FROM THE AFORESAID SOUTHEAST CORNER OF SECTION 25;

THENCE NORTH 18 DEGREES 30 MINUTES 34 SECONDS EAST, 370.54 FEET TO THE POINT OF BEGINNING; AND

EXCEPT AN UNDIVIDED 1/8 INTEREST IN AND TO ALL OIL, GAS, COAL AND MINERAL RIGHTS AS SET FORTH IN DOCKET 1340, PAGE 580, DOCKET 1340, PAGE 584 AND IN DOCKET 1340, PAGE 588, RECORDS OF COCHISE COUNTY, ARIZONA.

PARCEL NO. 3:

THE SOUTH 950.00 FEET OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA, LYING WESTERLY OF THE WEST LINE OF VIRGINIA AVENUE DESCRIBED IN DOCUMENT NO. 9203-05002, RECORDS OF COCHISE COUNTY, ARIZONA;

EXCEPT THOSE PARCELS (A) AND (B), DESCRIBED AS FOLLOWS:

PARCEL (A):

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 25, WHICH POINT BEARS NORTH 0 DEGREES 25 MINUTES 00 SECONDS WEST, 351.16 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG SAID EAST SECTION LINE, A DISTANCE OF 770.24 FEET;

THENCE SOUTH 89 DEGREES 35 MINUTES 00 SECONDS WEST, 50.00 FEET;

THENCE SOUTH 00 DEGREES 25 MINUTES 00 SECONDS EAST, 142.25 FEET;

THENCE SOUTH 33 DEGREES 16 MINUTES 45 SECONDS WEST, 898.16 FEET;

THENCE SOUTH 60 DEGREES 91 MINUTES 40 SECONDS WEST, 367.16 FEET;

THENCE SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST, 961.67 FEET;

THENCE SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST, 50.18 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 1,732.05 FEET TO A POINT, WHICH POINT BEARS SOUTH 89 DEGREES 53 MINUTES 35 SECONDS WEST, 120.18 FEET FROM THE AFORESAID SOUTHEAST CORNER OF SECTION 25;

THENCE NORTH 18 DEGREES 30 MINUTES 34 SECONDS EAST, 370.54 FEET TO THE POINT OF BEGINNING; AND

PARCEL (B):

THE SOUTH 950.00 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTH 950.00 FEET OF THE WEST HALF OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER; AND

4

EXCEPT AN UNDIVIDED 1/8 INTEREST IN AND TO ALL OIL, GAS, COAL AND MINERAL RIGHTS AS SET FORTH IN DOCKET 1340, PAGE 580, DOCKET 1340, PAGE 584 AND IN DOCKET 1340, PAGE 588 RECORDS OF COCHISE COUNTY, ARIZONA.

EXCEPTING FURTHER, FROM THE ABOVE PARCEL NOS. 2 AND 3, PROPERTY CONVEYED TO THE ARIZONA DEPARTMENT OF TRANSPORTATION IN DEED RECORDED JULY 14, 2005 IN 0507-25614, DESCRIBED AS FOLLOWS;

THAT PORTION OF THE SOUTH 1135.28 FEET OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA, WHICH LIES BETWEEN THE EXISTING NORTHERLY RIGHT-OF-WAY LINE OF FORT GRANT ROAD, THE EXISTING WESTERLY RIGHT-OF-WAY LINE OF VIRGINIA AVENUE, AND THE FOLLOWING DESCRIBED LINE:

COMMENCING AT A 2 INCH BRASS CAP MARKING THE SOUTH QUARTER CORNER OF SAID SECTION 25, BEING SOUTH 89 DEGREES 58 MINUTES 34 SECONDS WEST, 2647.45 FEET DISTANT FROM THE SOUTHEAST CORNER THEREOF;

THENCE NORTH 89 DEGREES 58 MINUTES 34 SECONDS EAST ALONG THE SOUTH LINE THEREOF, A DISTANCE OF 995.45 FEET;

THENCE NORTH 00 DEGREES 18 MINUTES 00 SECONDS WEST, A DISTANCE OF 50.29 FEET TO THE TRUE POINT OF BEGINNING ON THE NORTHERLY RIGHT-OF-WAY LINE OF FORT GRANT ROAD;

THENCE NORTH 00 DEGREES 18 MINUTES 00 SECONDS WEST ALONG A LINE THAT IS 25.00 FEET WEST OF AND PARALLEL TO THE WESTERLY RIGHT-OF-WAY LINE OF VIRGINIA AVENUE, A DISTANCE OF 215.00 FEET TO POINT “A”;

THENCE CONTINUING NORTH 00 DEGREES 18 MINUTES 00 SECONDS WEST, A DISTANCE OF 870.00 FEET TO THE POINT OF ENDING.

SAID PARCELS 1, 2 AND 3 ARE FURTHER DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

A PARCEL OF LAND LOCATED IN PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER MERIDIAN, COCHISE COUNTY, ARIZONA. MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 25, BEING A FOUND BRASS CAPPED MONUMENT IN A HAND HOLE SECURED IN CONCRETE, FROM WHICH THE SOUTHEAST CORNER OF SAID SECTION 25 BEING A G.L.O. BRASS CAPPED MONUMENT FOUND 1 FOOT BELOW THE SURFACE, BEARS NORTH 89 DEGREES 57 MINUTES 45 SECONDS EAST (MEASURED) 2697.42 FEET, SAID LINE BEING ALSO THE BASIS OF BEARINGS FOR THIS DESCRIPTION;

THENCE NORTH 00 DEGREES 14 MINUTES 54 SECONDS WEST 1135.28 FEET ALONG THE NORTH-SOUTH MID-SECTION LINE, TO A FOUND 1/2 INCH IRON BAR WITH PLASTIC CAP “LS 26922 HOLMES”;

THENCE NORTH 89 DEGREES 57 MINUTES 45 SECONDS EAST 1019.17 FEET, PARALLEL WITH THE SOUTH LINE OF SAID SECTION 25, TO A FOUND 1/2 INCH IRON BAR WITH PLASTIC CAP IS “LS 26922 HOLMES” BEING ON THE WESTERLY LINE OF VIRGINIA AVENUE;

THENCE SOUTH 00 DEGREES 18 MINUTES 48 SECONDS EAST 1085.06 FEET, ALONG SAID WESTERLY LINE TO THE ARIZONA DEPARTMENT OF TRANSPORTATION’S (A.D.O.T.) NORTHERLY RIGHT OF WAY LINE ALONG FORT GRANT ROAD AS MONUMENTED BY A.D.O.T. RIGHT OF WAY MARKERS BEING ALUMINUM CAPPED MONUMENTS IN CONCRETE;

5

THENCE ALONG SAID NORTHERLY RIGHT OF WAY, SOUTH 89 DEGREES 57 MINUTES 45 SECONDS WEST, 225.12 FEET (MEASURED), SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST (RECORDED IN DOCKET 411 PAGE 433), TO A FOUND A.D.O.T. MONUMENT MARKED “STA 0+67.44 ELEV. 4179.22”;

THENCE SOUTH 00 DEGREES 04 MINUTES 40 SECONDS WEST 50.23 FEET (MEASURED), SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST 50.18 FEET (RECORDED IN DOCKET 411 PAGE 433), TO THE CENTERLINE OF FORT GRANT ROAD AND THE SOUTH LINE OF SAID SECTION 25;

THENCE SOUTH 89 DEGREES 57 MINUTES 45 SECONDS WEST 794.99 FEET ALONG SAID SECTION LINE TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

6

A-8	3.033 West Memphis, AR
408 Highway 149 North
Rural Route #1
Earle, AR 72331
(TCA Site No. 33 — West Memphis)

Legal Description

Tract I:

A fractional part of the Southwest Quarter (SW1/4) of Section 17, Township 6 North, Range 6 East, St. Francis County, Arkansas, lying North of the North right of way line of Interstate Highway 40 and East of the centerline of State highway 149, and being more particularly described as follows: Commencing at the point of intersection of the North line of the SW1/4 of said Section 17 and the centerline of State Highway 149; thence North 86°55’East (along the North line of said SW1/4 of Section 17) a distance of 190.40 feet to the point of beginning; thence South 03°05’East a distance of 102.31 feet; thence South 86°55’West a distance of 150.0 feet to the centerline of State Highway 149; thence South 24°38’East (along the centerline of State Highway 149) a distance of 550.75 feet to a point lying on the North right of way line of Interstate Highway 40; thence along the North right of way line of I-40 on the following courses and distances: North 65°22’East 60.0 feet, South 24°38’East 188.0 feet, South 80°59’26”East 73.3 feet, Southeasterly along a curve that breaks to the right with a radius of 642.9 feet a distance of 404.0 feet; South 78°38’East 440.5 feet, Southeasterly along a curve that breaks to the right with a radius of 951.5 feet a distance of 383.1 feet, South 55°34’East 315.7 feet, South 70°55’East 389.1 feet, North 86°56’East 356.3 feet to a point on the East line of the SW1/4 of Section 17; thence North 01°13’East along the East line of said SW1/4 a distance of 92.6 feet; thence North 88°47’West a distance of 684.87 feet; thence North 01°13’East (along a line parallel to the East line of the SW1/4 of Section 17) a distance of 1235.0 feet, more or less, to its intersection with the North line of said SW1/4; thence South 86°55’West (along said North line) a distance of 1797.0 feet to the Point of Beginning.)

Tract II:

A tract of land lying in the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of Section 17, Township 6 North, Range 6 East, St. Francis County, Arkansas, being more particularly described as follows: Beginning at the intersection of the East-West centerline of said Section 17 and the East right of way line of State Highway No. 149; thence North 86°55’East (along the East-West centerline of said Section 17) a distance of 873.3 feet; thence North 29°51’West a distance of 674.8 feet; thence South 87°23’West a distance of 596.93 feet (called 643.0 feet) to the East right of way line of State Highway No. 149; thence South 00°24’West (along said East right of way line) a distance of 239.25 feet; continue along said East right of way line along a curve that breaks to the left with a radius of 1068.91958 feet an arc length of 372.82 feet to the point of beginning.

A-9	3.224 Prescott, AR
1806 Highway 371 W
Prescott, AR 71857
(TCA Site No. 224)

Legal Description

Part of the Southwest Quarter of the Southeast Quarter (SW 1/4 SE 1/4) and part of the Southeast Quarter of the Southeast Quarter (SE 1/4 SE 1/4) of Section 1, Township 11 South, Range 23 West, Nevada County, Arkansas, more particularly described as follows: Commence at the Northwest corner of said SW 1/4 of 8E 1/4, run thence South 02 degrees 15 minutes 39 seconds West along the West line of said SW 1/4 of SE 1/4 for 342.00 feet to the POINT OF BEGINNING; run thence South 89 degrees 03 minutes 10 seconds East parallel with the North line of said SW 1/4 of SE 1/4 and SE 1/4 of SE 1/4 for 2150.63 feet to the Westerly right of way of Interstate No. 30; run thence South 49 degrees 27 minutes 32 seconds West along said right of way for 180.32 feet to a right of way monument; run thence South 53 degrees 51 minutes 23 seconds West along said right of way for 252.20 feet to a right of way monument; run thence South 62 degrees 25 minutes 58 seconds West along said right of way for 215.14 feet to a right of way monument; run thence South 75 degrees 24 minutes 48 seconds West along said right of way for 174.60 feet to a right of way monument; run thence South 81 degrees 18 minutes 31 seconds West along said right of way for 834.59 feet to a right of way monument; run thence South 46 degrees 14 minutes 52 seconds West along said right of way for 202.64 feet to a right of way monument; run thence South 17 degrees 11 minutes 00 seconds West along said right of way for 194.80 feet to a right of way monument; run thence North 89 degrees 00 minutes 40 seconds West along said right of way for 200.00 feet to a right of way monument; run thence South 00 degrees 59 minutes 20 seconds West along said right of way for 60.00 feet to a 1/2 Inch rebar with cap on the North right of way of Highway No. 24; run thence North 89 degrees 00 minutes 40 seconds West along said North right of way for 257.53 feet to the West line of said SW 1/4 of SE 1/4; run thence North 02 degrees 15 minutes 39 seconds East along said West line for 951.16 feet to the POINT OF BEGINNING, and containing 25.83 acres, more or less.

A-10	3.227 Barstow, CA
2930 Lenwood Road Barstow, CA 92311 (TCA Site No. 227)

Legal Description

THAT PORTION OF THE SOUTHEAST 1/4 OF SECTION 21, TOWNSHIP 9 NORTH, RANGE 2 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL, DATED SEPTEMBER 3, 1855, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH 1/4 CORNER OF SAID SECTION 21; THENCE NORTH 0 DEG. 37’ 15” EAST, 1332.66 FEET ALONG THE WESTERLY LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 21 TO THE SOUTHWEST CORNER OF THE NORTH 1/2 OF SAID SOUTHEAST 1/4; THENCE SOUTH 89 DEG. 22’ 20” EAST ALONG THE SOUTH LINE OF SAID NORTH 1/2, 346.58 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEG. 22’ 20” EAST ALONG SAID SOUTH LINE, 811.92 FEET; THENCE CONTINUING EAST ALONG THE SAID SOUTH LINE TO THE INTERSECTION WITH THE WESTERLY LINE OF THAT CERTAIN PARCEL OF LAND, AS CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED MARCH 15, 1957, IN BOOK 4180, PAGE 246, OFFICIAL RECORDS, BEING DISTANT ALONG SAID SOUTH LINE, NORTH 89 DEG. 53’ 43” WEST, 24.17 FEET FROM A 2-INCH STAKE MARKING THE SOUTHEAST CORNER OF THE NORTHWEST 1/4 OF SAID SOUTHEAST 1/4; THENCE ALONG SAID WESTERLY LINE, SOUTH 22 DEG. 45’ 19” WEST, 10 FEET; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID PARCEL, SOUTH 33 DEG. 34’ 11” EAST, 511.32 FEET TO A LINE PARALLEL WITH AND DISTANT 60 FEET WESTERLY, MEASURED AT RIGHT ANGLES FROM THE NORTHERLY PROLONGATION OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING OF NORTH 13 DEG. 03’ 00” EAST AND A LENGTH OF 863.90 FEET IN SAID DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 4180, PAGE 246, OFFICIAL RECORDS; THENCE ALONG THE SAID PARALLEL LINE, NORTH 13 DEG. 03’ 00” EAST, 160.32 FEET; THENCE NORTHERLY ALONG A TANGENT CURVE CONCAVE WESTERLY WITH A RADIUS OF 400 FEET, THROUGH AN ANGLE OF 45 DEG. 19’ 51”, A DISTANCE OF 316.47 FEET; THENCE NORTH 32 DEG. 16’ 51” WEST, 175.04 FEET TO THE MOST SOUTHERLY CORNER OF THE LAND CONVEYED TO THE STATE OF CALIFORNIA AS PARCEL “A” BY DEED RECORDED MARCH 26, 1965, IN BOOK 6357, PAGE 860, OFFICIAL RECORDS; THENCE NORTH 32 DEG. 16’ 51” WEST ALONG THE WEST LINE OF SAID LAST MENTIONED STATE OF CALIFORNIA PARCEL “A”, 51.67 FEET; THENCE ALONG A TANGENT CURVE NORTHEASTERLY WITH A RADIUS OF 360 FEET THROUGH AN ANGLE OF 28 DEG. 03’ 28”, A DISTANCE OF 176.29 FEET TO THE MOST SOUTHERLY CORNER OF THE LAND CONVEYED TO GEORGE H. PLIES, ET UX, AS PARCEL NO. 3, BY DEED RECORDED MARCH 26, 1965, IN BOOK 6358, PAGE 18, OFFICIAL RECORDS; THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID PARCEL NO. 3 THE FOLLOWING COURSES AND DISTANCES: NORTH ALONG A CURVE CONCAVE EASTERLY WITH A RADIUS OF 360 FEET FROM A TANGENT BEARING NORTH 4 DEG. 13’ 23” WEST, THROUGH AN ANGLE OF 3 DEG. 13’ 23”, A DISTANCE OF 20.25 FEET; THENCE TANGENT TO SAID CURVE, NORTH 1 DEG. 00’ 00” WEST, 13.18 FEET; THENCE NORTHWESTERLY ALONG A TANGENT CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 100 FEET, THROUGH AN ANGLE OF 55 DEG. 25’ 34”, A DISTANCE OF 96.74 FEET; THENCE TANGENT TO SAID CURVE, NORTH 56 DEG. 25’ 34” WEST, 87.87 FEET; THENCE NORTH 78 DEG. 56’ 10” WEST, 58.19 FEET; THENCE NORTHWESTERLY AND NORTHERLY ALONG A TANGENT CURVE NORTHEASTERLY WITH A RADIUS OF 80.00 FEET, THROUGH A CENTRAL ANGLE OF 107 DEG. 56’ 10”, A DISTANCE OF 150.71 FEET TO THE END OF SAID CURVE; THENCE TANGENT TO SAID CURVE, NORTH 29 DEG. 00’ 00” EAST, 7.92 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL NO. 3, CONVEYED TO GEORGE H. PLIES, ET UX, THENCE CONTINUING NORTH 29 DEG. 00’ 00” EAST, 2.08 FEET; THENCE NORTH 61 DEG. 00’ 00” WEST, 364.38 FEET ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF LENWOOD ROAD (SHOWN AS NORTH 61 DEG. 00’ 00” WEST, 366.35 FEET IN PARCEL “B” OF THE DEED TO THE STATE OF CALIFORNIA RECORDED MARCH 26, 1965, IN BOOK 6357, PAGE 860, OFFICIAL RECORDS) TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY WITH A RADIUS OF 950 FEET;

1

THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4 DEG. 33’ 39”, A DISTANCE OF 75.62 FEET; THENCE SOUTH 33 DEG. 33’ 39” WEST, 768.00 FEET; THENCE SOUTH 0 DEG. 37’ 40” WEST, 260.18 FEET TO THE TRUE POINT OF BEGINNING.

AND PARCEL 1 OF PARCEL MAP NO. 4351, IN THE CITY OF BARSTOW, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 38 OF PARCEL MAPS, PAGE(S) 100, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE CITY OF BARSTOW BY THAT CERTAIN CORPORATION GRANT DEED RECORDED MAY 15, 1999 AS INSTRUMENT NO. 19990205264, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT TO DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT OF WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN CONVEYED HEREBY, OIL, OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THAT RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND AS RESERVED BY DANIEL L. PLIES BY A DEED RECORDED MAY 9, 1978, IN BOOK 9428, PAGE 635, OFFICIAL RECORDS.

THIS LEGAL IS MADE PURSUANT TO THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED JUNE 8, 1999, INSTRUMENT NO. 99-245226, OFFICIAL RECORDS.

A NON-EXCLUSIVE EASEMENT FOR “RIGHT OF WAY” RECORDED AS ON OCTOBER 24, 2005, INSTRUMENT NO. 2005-796172, OFFICIAL RECORDS.

APN: 0421-311-28, 0421-311-30, 0421-311-36 (Old APN) and 0421-311-92 (New APN)

2

3.160 Buttonwillow, CA
27769 Lagoon Drive
P.O. Box 1555 Buttonwillow, CA 93206 (TCA Site No. 160)

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of KERN, State of California, described as follows:

PARCEL 1 OF PARCEL MAP 3840 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED JUNE 2, 1977 IN BOOK 18, PAGE 122 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES AND GRAVEL WITHIN OR UNDERLYING SAID LAND, AND THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCE, MINE, EXTRACT AND REMOVE OIL, GAS, MINERALS, GRAVEL AND OTHER HYDROCARBON SUBSTANCES UPON AND FROM SAID PROPERTY, THE EXCLUSIVE RIGHT TO DRILL UPON, TO DRILL THROUGH AND OTHERWISE TO USE SAID PROPERTY TO PRODUCE, MINE, EXTRACT AND REMOVE OIL, GAS, GRAVEL AND OTHER MINERALS FROM ADJACENT OR NEIGHBORING LANDS, AND THE EXCLUSIVE RIGHT TO INJECT IN, STORE UNDER AND THEREAFTER WITHDRAW FROM SAID PROPERTY, OIL, GAS, GRAVEL AND OTHER MINERALS AND PRODUCTS THEREOF, WHETHER PRODUCED FROM SAID PROPERTY OR ELSEWHERE; BUT UNLESS GRANTEE OR ITS SUCCESSORS OR ASSIGNS SHALL GIVE WRITTEN CONSENT TO THE DRILLING OF WELLS UPON THE SURFACE OF SAID LANDS, ALL OF THE FOREGOING RIGHTS SHALL BE EXERCISED ONLY BY THE DRILLING OF WELLS FROM LOCATIONS ON ADJACENT OR NEIGHBORING LANDS INTO AND THROUGH SAID PROPERTY AT LEAST 500 FEET BELOW THE SURFACE OF THE GROUND AND WITHOUT ENTERING UPON OR USING ANY PORTION OF SAID PROPERTY LYING ABOVE SAID DEPTH, AS RESERVED BY M & T INCORPORATED, A NEVADA CORPORATION, IN DEED RECORDED JANUARY 8, 1968 IN BOOK 4118, PAGE 364 OF OFFICIAL RECORDS.

APN: 103-280-60 and 103-280-61 and 103-280-62

3.041 Coachella, CA
46155 Dillon Road Coachella, CA 92236 (TCA Site No. 41)

LEGAL DESCRIPTION

Real property in the City of Coachella, County of Riverside, State of California, described as follows:

A PARCEL OF LAND LOCATED IN A PORTION OF PARCEL “A” OF LOT LINE ADJUSTMENT RECORDED OCTOBER 11, 1989 AS INSTRUMENT NO. 352183, OFFICIAL RECORDS OF THE CITY OF COACHELLA, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ALSO BEING IN A PORTION OF THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 5 SOUTH, RANGE 8 EAST, SAN BERNARDINO MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SECTION 29,

THENCE S 00°09’29” E ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 29, A DISTANCE OF 70.09 FT.;

THENCE N 89°50’31” E, A DISTANCE OF 30.00 FT.;

THENCE S 89°59’38” E PARALLEL TO AND 70.00 FT. SOUTH OF THE NORTH LINE OF SAID SECTION 29, A DISTANCE OF 1005.53 FT.;

THENCE S 83°57’38’ E A DISTANCE OF 92.54 FT. TO THE TRUE POINT OF BEGINNING.;

THENCE CONTINUING S 83°57’38” E A DISTANCE OF 652.46 FT. ALONG THE NORTHERLY LINE OF PARCEL “B” OF SAID LOT LINE ADJUSTMENT;

THENCE S 88°09’12” E ALONG THE NORTHERLY LINE OF SAID LOT LINE ADJUSTMENT, A DISTANCE OF 472.29 FT;

THENCE S 79°00’00” E A DISTANCE OF 33.39 FT. TO THE BEGINNING OF A TANGENT CURVE;

THENCE SOUTHERLY ALONG SAID CURVE CONCAVE TO THE SOUTHWEST THROUGH A CENTRAL ANGLE OF 112°00’00” A RADIUS OF 40.00 FT. AND AN ARC LENGTH OF 78.19 FT.

THENCE S 33°00’00” W A DISTANCE OF 113.38 FT. TO A POINT ON THE NORTH RIGHT OF WAY LINE OF DILLON ROAD;

THENCE S 44°53’51” W ALONG SAID DILLON ROAD RIGHT OF WAY LINE A DISTANCE OF 1221.46 FT.;

THENCE S 89°51’54” W A DISTANCE OF 53.06 FT. TO A POINT ON THE SIXTEENTH SECTION LINE 137.80 FT. NORTH OF THE CENTER NORTHWEST QUARTER OF SAID SECTION 29;

THENCE N 00°08’06” W ALONG SAID SIXTEENTH SECTION LINE A DISTANCE OF 261.56 FT.;

THENCE N 89°51’54” W A DISTANCE OF 200.00 FT.;

THENCE N 00°08’06” W PARALLEL TO AND 200.00 FT. WEST OF SAID SIXTEENTH SECTION LINE, A DISTANCE OF 850.64 FT. TO THE TRUE POINT OF BEGINNING.

CONTAINING 17.55 ACRES MORE OR LESS

1

PARCEL 2 OF EXHIBIT “B” OF “CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT” IS RECORDED ON JUNE 29, 2000 AS INSTRUMENT NO. 2000-252673 OF OFFICIAL RECORDS.

APN: 603-101-018-6

2

3.040 Corning, CA
3524 S. Highway 99 W.
Corning, CA 96021
(TCA Site No. 040)

Legal Description

The land referred to herein is situated in the City of Corning, County of Tehama, State of California, and is described as follows:

Parcel One:

Parcels 1 and 2 of Parcel Map No. 338, being a portion of Lot 4, Block 113, Maywood Colony No. 15, as the same are shown on the map filed in the Tehama County Recorder’s Office, May 31, 1973 in Book 1 of Parcel Maps at page 127.

Parcel Two:

All of Lot 5 and the North half of Lot 8 in Block 113 of Maywood Colony No. 15, as the same are shown on the map entitled: “Maywood Colony No. 15 Tehama County, California T24 N R 3 W”, filed in the office of the County Recorder of the County of Tehama, State of California, March 20, 1899 in Book B of Maps, at page 36.

Excepting therefrom that portion thereof conveyed to the State of California by Deed dated June 29, 1961 and recorded August 14, 1961 in Book 397 of Official Records at page 61, Records of Tehama County.

Parcel Three:

Parcel C of Parcel Map No. 87-40 (being a division of a portion of Lot 1, Block 113, Maywood Colony No. 15, filed March 20, 1899 in Book B of Maps at page 36) as shown on the map filed February 10, 1988 in Book 8 of Parcel Maps at page 232.

A-14	3.026 Ontario East, CA
4265 East Guasti Road
Ontario, CA 91761
(TCA Site No. 162)

Legal Description

PARCEL 1 OF PARCEL MAP NO. 1889, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 37 OF PARCEL MAPS, PAGE(S) 5, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION TAKEN BY THE CITY OF ONTARIO, A MUNICIPAL CORPORATION PURSUANT TO THE ORDER FOR PREJUDGMENT POSSESSION RECORDED NOVEMBER 14, 1995, INSTRUMENT NO. 95-393353, OFFICIAL RECORDS AND FINAL ORDER OF CONDEMNATION RECORDED AUGUST 6, 1997, INSTRUMENT NO. 97-278672, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 1889, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 37 OF PARCEL MAPS, PAGE(S) 5, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 SOUTH 85 DEG. 33’ 35” EAST 421.93 FEET; THENCE ALONG A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 3000.00 FEET, THROUGH A CENTRAL ANGLE OF 4 DEG. 22’ 44” A DISTANCE OF 229.28 FEET ALONG SAID NORTHERLY LINE; THENCE CONTINUING ALONG SAID NORTHERLY LINE SOUTH 89 DEG. 56’ 19” EAST 80.71 FEET; THENCE ALONG A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 450.00 FEET, THROUGH A CENTRAL ANGLE OF 25 DEG. 59’ 37” A DISTANCE OF 204.15 FEET; THENCE ALONG A NON-TANGENT LINE SOUTH 64 DEG. 02’ 05” EAST 718.90 FEET ALONG SAID NORTHERLY LINE TO A POINT 47.16 FEET FROM THE NORTHEAST CORNER OF SAID PARCEL 1; THENCE LEAVING SAID NORTHERLY LINE SOUTH 90 DEG. 00’ 00” WEST 110.76 FEET; THENCE ALONG A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A. RADIUS OF 360.00 FEET, THROUGH A CENTRAL ANGLE OF 37 DEG. 46’ 48” A DISTANCE OF 237.38 FEET; THENCE NORTH 52 DEG. 13’ 12” WEST 116.40 FEET; THENCE ALONG A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 950.00 FEET, THROUGH A CENTRAL ANGLE OF 32 DEG. 49’ 54” A DISTANCE OF 544.37 FEET; THENCE NORTH 85 DEG. 04’ 06” WEST 652.96 FEET TO THE WESTERLY LINE OF SAID PARCEL 1; THENCE NORTH 00 DEG. 21’ 44” WEST 3.72 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL OIL, PETROLEUM, HYDROCARBONS, GAS, BREA, ASPHALTUM AND ALL KINDRED SUBSTANCES AND OTHER MINERALS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, AS CONVEYED TO ACTION TRADING COMPANY, A NEVADA CORPORATION, BY DEED RECORDED JULY 30, 1968, IN BOOK 7068, PAGE 672, OFFICIAL RECORDS.

APN: 0210-212-15-0-000

A-15	3.162 Ontario West, CA
4325 Guasti Road
Ontario, CA 91761
(TCA Site No. 26)

Legal Description

PARCEL 9 OF PARCEL MAP NO. 9500, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 107 OF PARCEL MAPS, PAGE(S) 61 THROUGH 63, INCLUSIVE, RECORDS OF SAID COUNTY.

THE BOUNDARIES OF SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID PARCEL 9; THENCE SOUTH 88 DEG. 28’ 13” WEST 1115.00 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 1144.00 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11 DEG. 28’ 42” A DISTANCE OF 229.18 FEET TO A POINT OF REVERSE CURVE WITH A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 1056.00 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11 DEG. 28’ 42” A DISTANCE OF 211.55 FEET; THENCE SOUTH 88 DEG. 28’ 13” WEST 146.87 FEET; THENCE NORTH 23 DEG. 25’ 37” WEST 77.02 FEET; THENCE SOUTH 88 DEG. 28’ 13” WEST 30.01 FEET; THENCE NORTH 00 DEG. 01’ 48” WEST 139.42 FEET; THENCE NORTH 42 DEG. 36’ 12” EAST 941.22 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 350.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 44 DEG. 52’ 42” A DISTANCE OF 274.15 FEET; THENCE NORTH 87 DEG. 28’ 50” EAST 688.51 FEET; THENCE SOUTH 84 DEG. 39’ 36” EAST 166.98 FEET; THENCE SOUTH 01 DEG. 31’ 47” EAST 940.54 FEET TO THE POINT OF BEGINNING.

APN: 0238-042-26-0-000

3.057 Redding, CA
19483 Knighton Road
P.O. Box 491809
Redding, CA 96002
(TCA Site No. 57)

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of Shasta, State of California, described as follows:

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE NORTHEAST ONE- QUARTER OF SECTION 32, AND THE NORTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 31 NORTH, RANGE 4 WEST, M.D.M., SHASTA COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PROPERTY FROM WHICH THE NORTHEAST CORNER OF SECTION 32, TOWNSHIP 31 NORTH, RANGE 4 WEST, BEARS NORTH 09 DEGREES 35’ 00” EAST A DISTANCE OF 77.03 FEET; THENCE FROM SAID POINT OF BEGINNING SOUTH 06 DEGREES 57’ 42” EAST 1,256.86 FEET ALONG THE WEST RIGHT OF WAY LINE OF PACHECO ROAD TO A POINT ON THE SOUTHERLY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO CHARLES CHRISTSEN, BY DEED RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY, IN BOOK 258, OFFICIAL RECORDS, AT PAGE 475; THENCE ALONG SAID SOUTHERLY LINE SOUTH 89 DEGREES 46’ 09” WEST 140.26 FEET; THENCE NORTH 89 DEGREES 52’ 40” WEST 435.98 FEET TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF CALIFORNIA STATE HIGHWAY INTERSTATE 5; THENCE LEAVING SAID SOUTHERLY LINE ALONG SAID RIGHT OF WAY LINE THE FOLLOWING FOUR (4) COURSES; 1) NORTH 26 DEGREES 33’ 00” WEST 218.10 FEET; 2) NORTH 22 DEGREES 09’ 29” WEST 398.23 FEET; 3) ALONG THE ARC OF AN 800 FOOT RADIUS CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 32 DEGREES 00’ 00” AN ARC LENGTH OF 446.80 FEET; 4) NORTH 09 DEGREES 50’ 31” EAST 250.32 FEET TO A POINT ON THE SOUTH BOUNDARY LINE OF PARCEL I AS SAID PARCEL IS DESIGNATED IN THAT CERTAIN DEED TO THE STATE OF CALIFORNIA, RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY IN BOOK 719, OFFICIAL RECORDS AT PAGE 456, THENCE ALONG SAID SOUTH BOUNDARY LINE SOUTH 89 DEGREES 50’ 52” EAST 676.30 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM A PORTION OF THE ABOVE DESCRIBED PARCEL ALL OIL, PETROLEUM, NATURAL GAS MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 VERTICAL FEET FROM THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXPLORING FOR, EXTRACTING, MINING, BORING, REMOVING OR MARKETING SAID SUBSTANCES, HOWEVER, WITHOUT ANY RIGHT OF ANY ENTRY UPON THE SURFACE OF SAID LAND AS RESERVED IN THE DEED FROM GULF OIL CORPORATION RECORDED APRIL 4, 1973 IN BOOK 1164 PAGE 481, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF SHASTA, RECORDED JULY 9, 1973 IN BOOK 1179, PAGE 338, OFFICIAL RECORDS.

THE LAND IS ALSO DESCRIBED AS FOLLOWS.

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE NORTHEAST ONE- QUARTER OF SECTION 32, AND THE NORTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 31 NORTH, RANGE 4 WEST, M.D.M., SHASTA COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PROPERTY FROM WHICH THE NORTHEAST CORNER OF SAID SECTION 32, TOWNSHIP 31 NORTH, RANGE 4 WEST, BEARS NORTH 9° 45’ 39” EAST, 77.12 FEET (NORTH 09° 35’ 00” EAST, 77.03 FEET PER BOOK 2762, OFFICIAL RECORDS, PAGE 598, SHASTA COUNTY RECORDS); THENCE FROM SAID POINT OF BEGINNING

1

SOUTH 06° 58’ 25” EAST, 1256.68 FEET (SOUTH 06° 57’ 42” EAST, 1256.86 FEET) ALONG THE WEST RIGHT OF WAY LINE OF PACHECO ROAD TO A POINT ON THE SOUTHERLY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO CHARLES CHRISTENSEN, BY DEED RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY, IN BOOK 258, OFFICIAL RECORDS, AT PAGE 475; THENCE ALONG THE SOUTHERLY LINE SOUTH 89° 53’ 35” W 140.40 FEET (SOUTH 89° 46’ 09” WEST, 140.26 FEET); THENCE, NORTH 89° 57’ 57” WEST, 436.06 FEET (NORTH 89° 52’ 40” WEST, 435.98 FEET) TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF CALIFORNIA STATE OF HIGHWAY INTERSTATE 5; THENCE LEAVING SAID SOUTHERLY LINE AND ALONG SAID RIGHT OF WAY LINE THE FOLLOWING FOUR (4) COURSES: 1. NORTH 26° 33’ 00” WEST, 218.13 FEET (NORTH 26° 33’ 00” WEST, 218.10 FEET); 2. NORTH 22° 09’ 29” WEST 398.28 FEET (NORTH 22° 09’ 29” WEST, 398.23 FEET); 3. ALONG AN ARC OF AN 800.10 FOOT RADIUS CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 32° 00’ 00” AN ARC LENGTH OF 446.86 FEET; (800 FOOT RADIUS CURVE CENTRAL ANGLE OF 32° 00’ 00”, ARC LENGTH OF 446.80 FEET); (SEE ITEM 1 OF SUPPLEMENTAL COMMITMENT, FROM FIRST AMERICAN TITLE COMPANY, DATED FEBRUARY 17, 1993); 4. NORTH 09° 50’ 31” EAST, 250.35 FEET (NORTH 09° 50’ 31” EAST 250.32 FEET) TO A POINT ON THE SOUTH BOUNDARY LINE OF PARCEL 1 AS SAID PARCEL IS DESIGNATED IN THAT CERTAIN DEED TO THE STATE OF CALIFORNIA, RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY IN BOOK 719, OFFICIAL RECORDS AT PAGE 456; THENCE ALONG SAID SOUTHERLY BOUNDARY LINE SOUTH 89° 50’ 52” EAST, 676.12 FEET (SOUTH 89° 50’ 52” EAST, 676.30 FEET) TO THE POINT OF BEGINNING.

EXCEPTING FROM A PORTION OF THE ABOVE DESCRIBED PARCEL ALL OIL, PETROLEUM, NATURAL GAS MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 VERTICAL FEET FROM THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXPLORING FOR, EXTRACTING, MINING, BORING, REMOVING OR MARKETING SAID SUBSTANCES, HOWEVER, WITHOUT ANY RIGHT OF ANY ENTRY UPON THE SURFACE OF SAID LAND AS RESERVED IN THE DEED FROM GULF OIL CORPORATION RECORDED APRIL 4, 1973 IN BOOK 1164 PAGE 481, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF SHASTA, RECORDED JULY 9, 1973 IN BOOK 1179, PAGE 338, OFFICIAL RECORDS.

APN: 055-260-025-000

2

3.163 Santa Nella, CA
12310 S. Highway 33
Santa Nella, CA 95322
(TCA Site No. 163)

Legal Description

Parcel A:

Parcel 1 in the County of Merced, State of California as shown on Parcel Map filed in Book 54, Pages 11 and 12 of Parcel Maps in the Office of the County Recorder of said County and being a portion of Lot 3 and all of Lot 1, Map of San Luis Subdivision, as per plat recorded in Book 26, Page 44, records of said County.

Excepting therefrom: Beginning at a point on course (4) as described in deed to the State of California recorded November 8, 1963 in Volume 1630 of Official Records, Page 561 as Instrument No. 25102, Merced County Records, distant along said course N. 4 deg. 27’ 38” W., 180.14 feet from the Southerly terminus of said course, thence along said course N. 4 deg. 27’ 38” W., 100.46 feet to course (3) as described in said deed; thence along said course (3) N. 88 deg. 44’ 54’ W., 10.00 feet to a point of bearing S. 88 deg. 44’ 54” E., 30.00 feet from Engineer’s Station 65 + 70.00 on the Department of Transportation’s 1984 construction centerline for State Highway Route 10-Mer-33, Post Mile 16.9; thence along a line parallel with said centerline N. deg. 15’ 06” E., 199.20 feet to the Northerly line of Parcel “A” as shown on map for Alfred A. Souza filed for record December 15, 1969 in Book 10 of Parcel Maps, Page 5, Merced County Records; thence along said Northerly line S. 77 deg. 29’ 20” E., 10.20 feet; thence S.1 deg. 15’ 06” W., 103.00 feet; thence S. 12 deg. 47’ 04” E., 41.23 feet; thence S. 1 deg. 15’ 06” W., 154.17 feet to the point of beginning.

Also excepting therefrom a portion of Parcel “A” as said parcel is shown on map entitled, “Parcel Map for Alfred A. Souza”, filed for record December 15, 1969 in Book 10 of Parcel Maps, Page 5, Merced County Records, situate in the West one-half of Section 32, T. 9 S., R. 9 E., M.D. B. & M., said portion described as follows:

Beginning at the Southerly terminus of that certain course (5) as described in deed to the State of California recorded November 8, 1963 in Volume 1630 of Official Records, Page 561 as Instrument No. 25102, Merced County Records, thence (A) along said course N. 6 deg. 00’ 00” W., 92.00 feet; thence (B) S. 52 deg. 30’ 27” E., 173.75 feet; thence (C) S. 24 deg. 29’ 21” E., 174.06 feet; thence (D) S. 9 deg. 20’ 00” W., 477.36 feet; thence (E) S. 0 deg. 20’ 57” E., 139.01 feet; thence (F) S. 16 deg. 57’ 18” E., 198.61 feet; thence (G) S. 25 deg. 03’ 45” E., 346.22 feet to that certain course (8) described in said deed; thence along said course (8) and courses (7) and (6) as described in said deed the following courses: N. 31 deg. 01’ 19” W., 429.33 feet; from a tangent that bears N. 28 deg. 50’ 00” W., along a curve concave to the Northeast having a radius of 944.00 feet through a central angle of 30 deg. 05’ 06” an arc distance of 495.68 feet and N. 1 deg. 06” E., 442.61 feet to the point of beginning.

Assessor’s Parcel No.: a portion of 070-230-042

Parcel B:

All that portion of Parcel 2 as shown upon that certain parcel map for Mid-California Auto/Truck Plaza Inc., as per map recorded September 25, 1985 in Book 54 of Parcel Maps, Pages 11 and 12, Merced County Records, described as follows:

Beginning at the most Northeasterly corner of Parcel 1, thence South 88 deg. 46’ 23” East 200.00 feet; thence South 1 deg. 13’ 37” West 790.52 feet; thence North 88 deg. 46’ 23” West 200 feet to a corner on the East line of Parcel 1; thence along the East line of said Parcel North 1 deg. 13’ 37” East 790.52 feet to the point of beginning.

Assessors Parcel No.: 070-230-038

Parcel C:

Lot 2 according to map of “San Luis Subdivision”, recorded July 9, 1980 in Vol. 26 of Official Plats, Page 44, 45 and 46, Merced County Records.

Together with:

All that portion of Parcel 2 as shown on the “Parcel Map for Mid-California Auto/Truck Plaza” recorded in Volume 54, Parcel Maps, Page 12, Merced County Records, described as follows:

1

Commencing at the Northeast corner of Lot 2 as shown on the “Map of San Luis Subdivision,” Volume 26, Official Plats, Page 45, Merced County Records; thence S. 88 deg. 45’ 08” E. 10.00 feet to the previously adjusted lot corner for Lot 2 as shown on the “Record of Survey for Dave Buchanan” recorded in Volume 22, Surveys, Page 30, Merced County Records and the True Point of Beginning for this description; thence along the previously adjusted east line of Lot 2 as shown on the aforesaid Record of Survey S. 1 deg. 13’ 37” W. 351.45 feet; thence N. 88 deg. 45’ 08” W. 10.00 feet to the point of beginning, by Certificate of Compliance recorded April 7, 1988 in Book 2668, Page 248, Official Records of Merced County.

Assessors Parcel No.: 070-230-042 a portion of.

2

3.148 Denver East, CO
5101 Quebec Street
Commerce City, CO 80022
(TCA Site No. 148 – Denver East)

LEGAL DESCRIPTION

A leasehold interest, as described in that certain Lease to TA Operating Corporation, a Delaware corporation, as evidenced by Memorandum of Lease, recorded January 22, 1998, in Book 5213, at Page 875, and Assignment of Lease recorded           , at Reception Number               , in and to the following described property:

Parcel A:

A Parcel of land situated in the East one half of Section 17, Township 3 South, Range 67 West of the Sixth Principal Meridian, together with Lot 51, Kemp Subdivision, The Subdivision of which is recorded in the offices of the Adams County Clerk and Recorder in Book 4, at Page 35, City of Commerce City, County of Adams, State of Colorado, a being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of the Southeast Quarter of Section 17; Thence North 00°31’37” West along the Easterly line of said Southeast Quarter 132.10 feet to a point on a curve on the Northerly right-of-way line of U.S. Interstate No. 270, also being the point of beginning;

Thence Northwesterly, along said Northerly right-of-way line and along a curve to the left having a central angle of 17°38’06”, a radius of 1960.19 feet, an arc distance of 603.33 feet and having a chord which bears North 45°21’35” West 600.95 feet to a point of tangency; Thence continuing along said Northerly right-of-way line North 54°10’48” West 415.14 feet; Thence departing said right-of-way line North 00°31’09” West 429.66 feet; Thence South 89°24’48” West 267.11 feet to the Southeast corner of Thuringer Subdivision No. 2 the Subdivision of which is recorded in the Offices of the Adams County Clerk and Recorded under Reception Number 392231; said Thuringer Subdivision No. 2 and along the Easterly line of Lot 58 of said Kemp Subdivision, 600.36 feet;

Thence North 89°24’48” East along the Southerly line of Lot 53 and Lot 52 a distance of 395.13 feet to the Southwest corner of Lot 51, all in said Kemp Subdivision; Thence along the boundary lines of said Lot 51 the following Three (3) courses:

1.  North 00°31’09” West 349.92 feet to the Southerly right-of-way line of East 53rd Place;

2.  North 89°24’48” East along said right-of-way line 200.01 feet;

3.  South 00°31’09” East 349.92 feet to the Southeast corner of said Lot 51;

Thence North 83°24’48” East along the Southerly line of Lot 50, said Kemp Subdivision,

80.03 feet; Thence South 00°31’09” East 199.96 feet; Thence North 89°24’48” East 349.86 feet to the Easterly line of the Northeast Quarter of said Section 17; Thence South 00°31’09” East along said Easterly line 305.81 feet to the East Quarter corner of said Section 17; Thence South 00°31’37” East along the Easterly line of the Southeast Quarter of said Section 17, 1197.27 feet to the point of beginning,

EXCEPT that portion of said property described in Quit Claim Deed recorded August 26, 1998, in Book 5443, at Page 245,

AND EXCEPT that portion of said property described in Quit Claim Deed recorded June 28, 1999, in Book 5804, at Page 980,

County of Adams,

State of Colorado.

Parcel B:

Beneficial Easement as described in Reciprocal Easement Agreement recorded August 12, 1999, in Book 5855, at Page 763,

County of Adams,

State of Colorado.

3.228 Limon, CO
2200 Ninth Street
P.O. Box 1298
Limon, CO 80828
(TCA Site No. 228)

Legal Description

Parcel “D” of West Limon Addition to the Town of Limon, Lincoln County, Colorado, less tract deeded to the town of Limon in Book 393 at Page 539.

The foregoing property is also described as:

A parcel of land situated in the North 1/2 of Section 18, Township 9 South, Range 56 West of the 6th P.M., being Parcel D, West Limon Addition to the Town of Limon, Lincoln County, Colorado, more particularly described as follows:

Beginning at the Southeasterly corner of said Parcel D;

Thence North 68°30’37” West along the Northerly right of way line of 9th Street a distance of 547.53 feet to a point of curve;

Thence along a curve to the right non-tangent to the last described course whose chord bears North 41°15’40” West a distance of 49.90 feet, said curve having a central angle of 19°09’01”, a radius of 150.00 feet, an arc length of 50.14 feet to a point lying non-tangent on a curve on the Easterly right of way line of U.S. Highway 24; Thence along a curve to the left along said Easterly right of way line whose chord bears North 20°17’08” East a distance of 385.57 feet, said curve having a central angle of 14°41’40”, a radius of 1507.50 feet, an arc length of 386.63 feet;

Thence North 31°18’45” East non-tangent to the last described course and along the Southerly right of way line of Interstate 70 a distance of 221.50 feet;

Thence North 74°49’00” East along said Southerly right of way line a distance of 700.96 feet;

Thence South 21°29’23” West along the Westerly right of way line of R Avenue a distance of 1045.23 feet to the point of beginning,

County of Lincoln, State of Colorado.

3.174 Denver West, CO
12151 W. 44th Avenue
Wheat Ridge, CO 80033
(TCA Site No. 174 – Denver West)

All that portion of Lots 13, 14 and 15, Nicholas Gardens, described as follows:

Beginning at the Southeast corner of said Lot 13, said corner being at a point on the Northerly right of way line of West 44th Avenue;

Thence along said right of way line North 89°40’ West 115.86 feet to the most Easterly corner of Parcel No. 178, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1963 at Pages 587 through 590, in the office of the Clerk and Recorder;

Thence along the North line of said parcel North 74°24’45” West 228.0 feet;

Thence continuing along said North line North 89°40’ West 25.8 feet to the Northeast corner of Parcel No. 178A, Rev. 2, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 2015 at Pages 65, 66 and 67, in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel North 89°40’ West 148.0 feet to the Northeast corner of Parcel No. 178B, Rev. 2, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1963 at Pages 587 through 590 in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel 30.0 feet to the Northeast corner of Parcel No. 173, Rev. 2, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1972 at Pages 137 through 141 in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel North 89°40’ West 25.6 feet to Easterly Northeast corner of Parcel No. 172, Rev. 2, described in Deed to the Department of Highways, State of Colorado, recorded in Book 1909 at Pages 698 and 699, in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel North 89°40’ west 170.0 feet;

Thence along the Northeasterly line of said parcel North 44°50” West 70.9 feet;

Thence along the East line of said parcel North 00°00’15” West 40.0 feet to the Southeast corner of Parcel No. 177, Rev. 3, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1972 at Pages 137 through 141, in the office of the Jefferson County Clerk and Recorder;

Thence along the East line of said parcel North 00°00’15” West 200.8 feet;

Thence along the Easterly line of said parcel North 14°12’45” East 234.0 feet;

Thence along the Southeasterly line of said parcel North 51°23’30” East 223.1 feet to a point on the Southwesterly line of Parcel 8A, as described in the Deed to the State Highway Commission of Colorado, recorded in Book 939 at Pages 147 and 148, in the office of the Jefferson County Clerk and Recorder;

Thence along said Southwesterly line North 64°20’30” East 15.3 feet to the Southwest corner of Parcel 9A, as described in Deed to the State Highway Commission of Colorado, recorded in Book 845 at Pages 247 and 248, in the office of the Jefferson County Clerk and Recorder;

Thence along the Southwesterly line of said parcel North 64°20’30” East 593.2 feet to the East line of Lot 13, Nicholas Gardens;

Thence along said East line South 00°16’00” East 984.89 feet to the point of beginning.

Excepting those parcels conveyed by Deed recorded July 20, 1987 at Reception No. 87093520.

County of Jefferson, State of Colorado.

3.171 New Haven, CT
3 East Industrial Road
Branford, CT 06405
(TCA Site No. 171 – New Haven)

A certain piece or parcel of land shown as lots 10.1 and 11 and known as 3 - 5 East Industrial Road, as shown on a man entitled. “Survey Map Travel Centers of America, T.A. Operating Corporation, Tax maps H - 05, J - 05, Block 1, lots 10.1 & 11, 3 - 5 East Industrial Road, Branford Connecticut 1 inch = 50 feet, Nov 1, 2003 revised to 3-7-05, prepared by Design Development Group Consulting Engineers - Land Surveyors 458 East Main Street, Meriden, Ct.

Said piece containing 461,317 square feet and being more particularly bounded and described as follows:

Commencing at a point in the Northwest corner of the herein described parcel, said point being approximately 200 feet easterly of the intersection of East Industrial Road and Leets Island Road, when measured along the southerly street line of East Industrial Road.

THENCE RUNNING North 79 degrees 46 minutes 14 seconds East 175.06 feet along the southerly street line of East Industrial Road;

THENCE RUNNING North 76 degrees 43 minutes 34 seconds East 278.83 feet along the southerly street line of East Industrial Road;

THENCE RUNNING North 80 degrees 25 minutes 30 seconds East 618.75 feet along the southerly street line of East Industrial Road;

THENCE RUNNING North 84 degrees 51 minutes 04 seconds East 261.79 feet along the southerly street line of East Industrial Road;

THENCE RUNNING South 81 degrees 12 minutes 27 seconds East 82.34 feet along the southerly street line of East Industrial Road;

THENCE RUNNING South 9 degrees 36 minutes 50 seconds East 96.41 feet along the westerly boundary line of the on ramp to I-95;

THENCE RUNNING 314.62 feet along a curve having a radius of 229.00 feet and being concave to the northwest, along the on ramp to I-95;

THENCE RUNNING South 79 degrees 37 minutes 02 seconds West 423.16 feet along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING South 79 degrees 37 minutes 05 seconds West 300.00 feet along the northerly highway line of I-95, land belonging now or formerly to the

Continued On Next Page

State of Connecticut:

THENCE RUNNING North 87 degrees 45 minutes 44 seconds West 149.73 feet to a concrete monument, along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING North 72 degrees 25 minutes 08 seconds West 200.00 feet to a concrete monument, along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING 176.88 feet to an iron pin, along a curve having a radius of 459.26 feet and being concave to the South, along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING North 2 degrees 52 minutes 24 seconds West 207.04 feet along land belonging now or formerly to Exxon Oil Company, to the point and place of Commencement;

The above parcel is subject to a 20 foot wide drainage easement to the Town of Branford, along the westerly line of the above described parcel, and subject to a 20 foot wide drainage easement to the Town of Branford as shown on the above referenced map.

The above parcel is also subject to a 60 foot wide easement for electric lines in favor of the Connecticut Light and Power Company as shown on the above referenced map.

3.154 Southington, CT
1875 Meriden/Waterbury Road
P.O. Box 427/527
Milldale, CT 06467
Legal Description	(TCA Site No. 154)

ALL that certain real property located in the County of Hartford, State of Connecticut, being more particularly described as follows:

A certain piece or parcel of land located on the northerly side of the Meriden-Waterbury Turnpike (Route #66) in the Town of Southington, County of Hartford and State of Connecticut, being more particularly bounded and described as follows;

BEGINNING at a point on the northerly highway line of the Meriden-Waterbury Turnpike (Rt. #66), said point being marked by a monument which is approximately 370 feet easterly of the center line of Ruggles Row;

THENCE RUNNING North 75 degrees 20 minutes 30 seconds West along the northerly non-access highway line of said Meriden-Waterbury Turnpike a distance of 167.15 feet to a point marked by an iron pin;

THENCE RUNNING North 17 degrees 46 minutes 10 seconds East along the easterly boundary of land now or formerly of Madeline Mirando a distance of 99.80 feet to a point marked by an iron pin;

THENCE RUNNING North 18 degrees 26 minutes 50 seconds East along the easterly boundary of land now or formerly of Ernest Mirando a distance of 69.39 feet to a point marked by an iron pin;

THENCE RUNNING North 18 degrees 43 minutes 16 seconds East along the easterly boundary of land now or formerly of Luigi Della-Bitta a distance of 233.43 feet to a point;

THENCE RUNNING North 78 degrees 40 minutes 30 seconds West along the northerly boundary of land of said Della-Bitta a distance of 90.00 feet to a point marked by an iron pin;

THENCE RUNNING North 11 degrees 19 minutes 30 seconds East along the easterly boundary of land of said Della-Bitta a distance of 13.00 feet to a point marked by an iron pin;

THENCE RUNNING North 72 degrees 02 minutes 50 seconds West along the northerly boundary of land of said Della-Bitta a distance of 93.59 feet to a point on the proposed street line of Ruggles Row;

THENCE RUNNING North 24 degrees 30 minutes 10 seconds East along the easterly street line of said Ruggles Row a distance of 372.82 feet to a point of curvature;

THENCE continuing along the easterly street line of said Ruggles Row in a curve to the right whose radius is 455.00 feet and length is 164.68 feet to a point;

THENCE continuing North 45 degrees 14 minutes 25 seconds East along the easterly street line of said Ruggles Row a distance of 60.86 feet to a point;

THENCE RUNNING South 79 degrees 35 minutes 10 seconds east along the southerly boundary line of property now or formerly of John R. Lacey a distance of 463.15 feet to a point;

THENCE RUNNING South 9 degrees 05 minutes 20 seconds West along the westerly boundary of land of said John R. Lacey a distance of 987.71 feet to a point on the northerly highway line of said Meriden-Waterbury Turnpike;

THENCE RUNNING North 81 degrees 12 minutes 40 seconds West along the north highway line of said Meriden-Waterbury Turnpike a distance of 386.43 feet to the point an place of BEGINNING.

Said parcel of land contains 12.76 acres and is more particularly shown on a map entitled “Property of Louise Fontana, Meriden-Waterbury Turnpike, Southington, Conn. Scale 1 inch equals 50 feet August 22, 1975, revised to February 9, 1976”, as prepared by Clarence Blair Associates, Inc., Civil Engineers and Land Surveyors of New Haven, Connecticut.

Together with all appurtenances thereto belonging or in anywise appertaining, and all right, title and interest of Grantor in and to any and all roads, street, alleys and ways bounded said premises.

EXCEPTING THEREFROM the following piece or parcel of land conveyed to the State of Connecticut by Quit Claim Deed form Union Oil Company of California dated August 3, 1977 and recorded in Volume 286 at page 2 of the Southington Land Records;

That certain parcel of land situated in the town of Southington, County of Hartford and State of Connecticut, on the northerly side of the Meriden-Waterbury Turnpike, Route 66, containing 0.04 of an acre, more or less, bounded and described as follows;

Northerly by remaining land of the Releasor herein, 386.61 feet by a line designated “Taking Line”, as shown on the map hereinafter referred to;

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Easterly by land now or formerly of John R. Lacy, 10.00 feet;

Southerly by the Meriden-Waterbury Turnpike, Route 66, 386.43 feet;

Westerly running to a point.

The land herein conveyed comprises a portion of the premises acquired by the Releasor herein by a Warranty Deed dated May 5, 1976, and recorded in Volume 275 at Page 548 of the Southington Land Records.

All of the above-described land being the same as follows;

BEGINNING at a point on the easterly sideline of Ruggles Row, said point being the westerly corner of said parcel;

THENCE RUNNING North 24 degrees 30 minutes 10 seconds East 372.82 feet to a point of curvature;

THENCE RUNNING Northeasterly 164.68 feet by a curve to the right having a radius of 455.00 feet to a point of tangency;

THENCE RUNNING North 45 degrees 14 minutes 25 seconds East 60.86 fee to a point, said last three courses being by the easterly sideline of Ruggles Row;

THENCE turning and running South 79 degrees 35 minutes 10 seconds East 463.15 feet to a concrete bound;

THENCE turning and running South 09 degrees 05 minutes 20 seconds West 977.71 feet to a point on the northerly sideline of the Meriden Waterbury Turnpike, said last two courses being by land now or formerly of the The Robert L. Jacks and Ted J. Crew Partnership;

THENCE turning and running North 82 degrees 41 minutes 36 seconds West 386.61 feet to a point;

THENCE turning and running North 75 degrees 20 minutes 30 seconds West 167.15 feet to a point, said last two courses being by the Meriden Waterbury Turnpike;

THENCE Turning and running North 17 degrees 46 minutes 15 seconds East 99.80 feet by land now or formerly of Emerick Mirando and Domenick Mirando to

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a pipe;

THENCE turning and running North 18 degrees 26 minutes 50 seconds East 69.39 feet to a point;

THENCE turning and running North 18 degrees 43 minutes 10 seconds East 233.43 feet to a point;

THEnCE turning and running North 78 degrees 40 minutes 30 seconds West 90.00 feet to a point;

THENCE turning and running North 11 degrees 19 minutes 30 seconds East 13.00 feet to a point;

THENCE turning and running North 72 degrees 02 minutes 50 seconds West 93.59 feet to the point of beginning, said last six courses being by land now or formerly of Ted J. Crew and Robert L. Jacks Partnership.

Containing 554,061 square feet, more or less, of 12.719 acres, more or less.

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3.154 Southington, CT
1875 Meriden/Waterbury Road
P.O. Box 427/527
Milldale, CT 06467
(TCA Site No. 154)
(Sublease Parcel)

Legal Description

A parcel consisting of an area equal to 87,624 square feet (2.01 acres ±), on a certain map entitled “MAP OF THE ROBERT L. JACKS AND TED J. CREW PARTNERSHIP # 1843 # 1845 MERIDEN WTBY TPKE SOUTHINGTON, CT SCALE: 1” 40’ SEPT., 14, 1983 REV. 9/23/83 REV. 5/3/84 REV. 2/19/99 KRATZERT & JONES CIVIL ENGINEERS — LAND SURVEYORS — SITE PLANNERS MERIDEN — WATERBURY TURNPIKE MILLDALE, CONNECTICUT.”

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3.022 Willington, CT
327 Ruby Road
Willington, CT 06279
(TCA Site No. 22)

Parcel I

All those certain pieces or parcels of land shown and described as “Parcel B-1”, “Parcel B-2” and “Parcel H” on a certain plan entitled, “Lease Site Plan Willington Travel Plaza Ruby Road a.k.a. Ct. Route 320 Willington, Ct.” prepared by Gardner & Peterson Associates, 178 Hartford Turnpike Tolland, Connecticut Professional Engineers Land Surveyors Scale 1” = 100’ date 6/14/95 Sheet No. 1 of 1 Revisions 6/16/95, 6/23/95, Map. No. 8954-LS, which plan is on file in the offices of the Landlord and Tenant.

Parcel II

That certain parcel of land, situated in the Town of Willington, County of Tolland and State of Connecticut on the westerly side of Ruby Road (Rte. 320) as relocated, containing 0.18 of an acre, as shown on a map entitled “TOWN OF WILLlNGTON MAP SHOWING LAND RELEASED TO ROYCE PROPERTIES LLC BY THE STATE OF CONNECTICUT RUBY ROAD — CONN. ROUTE 320 SCALE l’=40” JULY 1996” prepared by Gardener & Peterson Associates, Tolland, Connecticut, Job 8954. Said premises are more particularly bounded and described as follows:

EASTERLY	- by Ruby Road (Rte. 320) as relocated, 386.63 feet;

SOUTHERLY	- running to a point;

Generally
WESTERLY	- by land now of Royce Properties LLC, 392.86 feet;

NORTHERLY	- running to a point.

3.125 Baldwin, FL
P.O. Box 638
Baldwin, FL 32234
(TCA Site No. 125)

Legal Description

PARCEL A:

Part of the Northeast 1/4 of Section 34, Township 2 South, Range 23 East, Duval County, Florida, more particularly described as follows:

Commence at the center line intersection of Interstate No. 10 and U.S. No. 301; thence South 0°40’05” East, 1156.88 feet along the center line of said U.S. No. 301 to the point of curve of a curve concave to the West and having a radius of 2864.79 feet; thence around and along said curve an arc distance of 552.03 feet to a point, said arc being subtended by a chord having a bearing and distance of South 04°51’08” West, 551.17 feet; thence North 79°14’ West, 751.92 feet to the Point of Beginning; thence continue North 79°14’ West, 400.72 feet to an iron rod; thence North 0°14’ East, 916.24 feet to an iron rod; thence South 69°29’49” East, 419.97 feet to an iron rod; thence South 0°14’ West, 844.0 feet to the Point of Beginning.

EXCEPTING THEREFROM:

A 100.0 foot strip of land as a right-of-way line for Florida Power and Light Company.

PARCEL B:

That certain piece, parcel or tract of land, situate, lying and being in the County of Duval and State of Florida, and being more particularly described as follows:

A part of the Northeast 1/4 of Section 34, Township 2 South, Range 23 East, Duval County, Florida, described as follows:

Commence at the Southerly terminus or Point of Beginning of that certain curve concave to the Southwest and having a radius of 625.0 feet, as described in O.R. Volume 694, Page 21, of the Public Records of said County; thence North 86°10’ East, 21.0 feet to the Westerly right-of-way of U.S. Highway No. 301; (which is the Easterly terminus of a limited access fence); thence South 5°00’23” West, 60.0 feet as measured along the chord of a curve concave to the West having a radius of 2728.79 feet to the Point of Beginning; thence continue along the last described curve, a chord bearing and distance of South 8°16’43” West, 250.0 feet; the last two described calls are along the Westerly right-of-way line of U.S. Highway No. 301; thence North 79°14’ West, 615.92 feet; thence North 0°14’ East, 844.0 feet; thence South 69°29’49” East 209.92 feet; thence Southeasterly along a curve concave to the Southwest having a radius of 565.0 feet, a chord bearing and distance of South 32°34’07” East, 678.92 feet; thence South 14°21’ East, 63.35 feet; thence South 85°38’25” East 60.0 feet to the Point of Beginning.

ALL OF THE ABOVE-DESCRIBED PARCELS A-B BEING THE SAME AS FOLLOWS:

LEGAL DESCRIPTION OVERALL:

Part of the Northeast 1/4 of Section 34, Township 2 South, Range 23 East, Duval County, Florida, more particularly described as follows:

Commence at the center line intersection of Interstate No. 10 and U.S. No. 301; thence South 0°40’05” East, 1,156.88 feet along the center line of said U.S. No. 301 to the Point of Curve of a curve concave to the West and having a radius of 2,864.79 feet; thence around and along said curve an arc distance of 552.03 feet to a point, said arc being subtended by a chord having a bearing and distance of South

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4°51’08” West, 551.17 feet; thence North 79°14’00” West, 136.00 feet to the Point of Beginning; thence continue North 79°14’00” West, 1,016.64 feet; thence North 0°14’00” East, 916.24 feet, thence South 69°29’49” East, 629.89 feet to the point of curve of a curve concave to the West and having a radius of 565.00 feet; thence around and along said curve an arc distance of 728.31 feet to a point, said arc being subtended by a chord having a bearing and distance of South 32°34’07” East, 678.92 feet; thence South 14° 21’00” East, 63.35 feet; thence South 85°38’25” East, 80.00 feet to a point on a curve; thence Southerly 250.00 feet along the arc of a curve concave to the Northwest having a radius of 2728.79 feet and a chord bearing and distance of South 08°16’43” West, 250.00 feet to the Point of Beginning

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3.126 Jacksonville S., FL
1650 C. R. 210 West
Jacksonville, FL 32259
(TCA Site No. 126)

Legal Description

PARCEL I

A portion of Government Lot 3, Section 16, Township 5 South, Range 28 East, St. Johns County, Florida, more particularly described as follows:

Beginning at the Northeast corner of Government Lot 3, Section 16, Township 5 South, Range 28 East, thence South 0°41’15” East, along the East Boundary of said Government Lot, 775.70 feet to the Northwesterly right-of-way line curve of State Road No. 210, said curve being concave Northwesterly and having a radius of 624.07 feet, thence Southwesterly, along said right-of-way line curve, a chord bearing and distance of South 73°49’23” West 183.44 feet, said point being the Point of Intersection of said right-of-way line with the Easterly right-of-way line of Interstate Highway No. 95, thence North 69°48’25” West, along said right-of-way line, 123.16 feet, thence North 12°15’24” West, along said right-of-way line, 813.58 feet to the North boundary of said Government Lot, thence South 88°38’33” East, along said North boundary, 455.32 feet to the Point of Beginning.

PARCEL II

A portion of Government Lot 2, Section 16, Township 5 South, Range 28 East, St. Johns County, Florida, more particularly described as follows:

Beginning at the Northwest corner of said Government Lot 2; thence run South 0°41’15” East along the Westerly line of said Government Lot 2, a distance of 775.70 feet to the Northwesterly right-of-way line of State Road No. 210; thence along a curve to the left in said right-of-way line, said curve having a radius of 624.07 feet, a distance of 302.75 feet as measured along a chord bearing North 51°20’01” East to a Point of Tangency; thence continue along the right-of-way line of said State Road No. 210 North 37°17’45” East, a distance of 99.39 feet; thence run North 0°41’15” West, parallel to said Westerly line of Government Lot 2, a distance of 500.35 feet to the Northerly line of said Government Lot 2; thence run North 88°38’33” West along said Northerly line of Government Lot 2, a distance of 300 feet to the Point of Beginning.

3.178 Marianna, FL
2112 Highway 71 South
P.O. Box 1585
Marianna, FL 32448
(TCA Site No. 178)

Legal Description

PARCEL I:

That portion of the North 1/2 of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, lying South of the right-of-way of Interstate 10, better described as:

Commence at an existing concrete monument marking the Southeast corner of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida; thence North 02°19’57”East 658.66 feet to an existing concrete monument and call this the Point of Beginning; thence continue North 02°19’57”East 51.25 feet to a concrete monument on the Southerly right-of-way of Interstate 10; thence North 75°47’32”West 180.48 feet to an existing Department of Transportation iron rod; thence continue along said right-of-way North 77°13’57”West 337.58 feet to an existing Department of Transportation iron rod; thence continue along said right-of-way North 87°04’09”West 836.35 feet to an existing concrete monument; thence South 01°43’43”West, 223.50 feet to a concrete monument; thence North 89°33’36”East, 1344.05 feet to the Point of Beginning.

PARCEL II:

Commence at the Northeast corner of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida, as per State Road Department Right-of-Way Plans S53002-2404, Sheet 1; thence South 02°21’30”West 431.59 feet to the center line of Interstate 10; thence North 75°49’47”West 1809.59 feet along the center line of said road to the center line intersection of State Road 71; thence South 00°16’17”East along the center line 1143.3 feet; thence North 89°43’43”East, 102.65 feet to the new right-of-way of State Road 71; thence North 06°58’41”East along said right-of-way 470.28 feet; thence North 38°16’38”East along said right-of-way 276.17 feet; thence South 87°04’09”East 61.9 feet; thence South 01°43’43”West 223.5 feet to an existing concrete marker and call this the Point of Beginning; thence continue South 01°43’43”West 663.0 feet to a concrete marker; thence North 89°24’43”East 1336.2 feet to an existing concrete marker; thence North 02°22’13”East, 658.7 feet to an existing concrete marker; thence South 89°34’53”West 1345.3 feet to the Point of Beginning.

PARCEL III:

Commence at the Northeast corner of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida, as per State Road Department Right-of-Way Plans S53002-2404, Sheet 1; thence South 02°21’30”West, 431.59 feet to the center line of Interstate 10; thence North 75°49’47”West, 1809.59 feet along the center line of said road to the center line intersection of State Road 71; thence South 00°16’17”East along the center line, 1143.3 feet; thence North 89°43’43”East 102.65 feet to the new right-of-way of State Road 71 and call this the Point of Beginning; thence continue North 89°43.43”East 195.9 feet; thence South 00°16’17”East 417.5 feet; thence North 89°43’43”East, 60.2 feet; thence North 01°43’43”East, 1097.1 feet, to a concrete marker on the South right-of-way of Interstate 10; thence North 87°04’09”West 61.9 feet; thence South 38°16’38”West, 276.17 feet along the South right-of-way of said road; thence South 06°58’41”West 470.28 feet along the East right-of-way of said road to the Point of Beginning.

PARCEL IV:

Commence at the Northeast corner of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida, as per State Road Department Right-of-Way Plans S53002-2404, Sheet 1; thence South 02°21’30”West 431.59 feet to the center line of Interstate 10;

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thence North 75°49’47”West, 1809.59 feet along the center line of said road to the center line intersection of State Road 71; thence South 00°16’17”East along the center line 1143.3 feet; thence North 89°43’43”East 102.65 feet to the new right-of-way of State Road 71 and call this the Point of Beginning; thence continue North 89°43’43”East, 195.9 feet; thence South 00°16’17”East 417.5 feet; thence South 89°43’43”West, 228.55 feet to the new right-of-way of State Road 71; thence North 00°16’17”West 160.8 feet along said right-of-way; thence North 06°58’41”East along said right-of-way 258.77 feet to the Point of Beginning.

ALL OF THE ABOVE DESCRIBED PARCELS I, II, III, AND IV BEING THE SAME AS FOLLOWS:

Commence at an existing concrete monument marking the Southeast corner of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida and call this the Point of Beginning; thence North 02°19’35”East along the Easterly line of said Section 25, a distance of 709.35 feet to the intersection of the Easterly line of said Section 25 and the Southerly right of way of State Road 8 (Interstate 10); thence North 75°47’32”West along the Southerly right of way of said road, a distance of 180.48 feet; thence North 77°13’57”West along the Southerly right of way of said road, a distance of 337.58 feet to an existing Florida Department of Transportation iron rod and cap; thence North 87°04’09”West along the Southerly right of way of said road, a distance of 897.60 feet to a concrete monument; thence South 38°16’51”West along the Southerly right of way of said road, a distance of 276.17 feet to a Florida Department of Transportation iron rod set at the intersection of the Southerly right of way of Interstate 10 and the Easterly right of way of State Road No. 71; thence South 06°58’54”West along the Easterly right of way of State Road No. 71, a distance of 729.85 feet to a Florida Department of Transportation iron rod; thence South 00°16’01”East along the Easterly right of way of said road, a distance of 159.96 feet to a concrete monument; thence North 89°42’44”East, a distance of 290.55 feet to an iron rod; thence North 01°04’38”East, a distance of 210.60 feet to a concrete monument; thence North 89°19’53”East, a distance of 1336.47 feet to the Point of Beginning; the above described parcel located in the East 1/2 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida.

Less and Excepting from the aforesaid Parcels I, II, III and IV and the above overall parcel the land described in the Special Warranty Deed, dated January 5, 2006, recorded January 9, 2006 in O.R. Book 1062, Page 581, Public Records of Jackson County, Florida.

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3.158 Tampa, FL
11706 Tampa Gateway Blvd.
P.O. Box 1859
Seffner, FL 33584
(TCA Site No. 158 - Tampa)

Legal Description

Parcel I:

Parcel I of Tampa Gateway Park Plat Book 91, Page 88, Public Records of HILLSBOROUGH County Florida, also described as:

That part of the North 1,551 feet of the West 1/2 of the Northwest 1/4, Section 34, Township 28 South, Range 20 East, Hillsborough County, Florida, being more particularly described as follows:

Commence at the Northwest corner of said Section 34, thence South 89°58’24 East, 256.29 feet along the North boundary of the Northwest 1/4 of said Section 34, to the Point of Beginning; continue thence South 89°58’24”East, 819.78 feet, along said North boundary; thence South 00°12’10”East, 517.57 feet; thence South 89°47’50”West, 40.00 feet; thence North 00°12’10”West, 45.00 feet; thence South 89°47’50”West, 923.06 feet; thence North 00°12’08”West, 198.17 feet to a point of curvature; thence 122.81 feet along the arc of a curve to the right, having a radius of 125.00 feet, a central angle of 56°17’28”and a chord bearing of North 27°56’36”East, 117.93 feet to a point of reverse curvature; thence 135.57 feet along the arc of a curve to the left, having a radius of 175.00 feet, a central angle of 44°23’08”and a chord bearing of North 33°53’46”East, 132.20 feet to a point of tangency; thence North 11°42’12”East, 65.64 feet to the Point of Beginning.

Parcel II:

Drainage Easement for the benefit of Parcel I between TA Operating Corporation and Tampa Gateway Park Properties, LLC, dated November 21, 2001, filed November 26, 2001 in O.R. Book 11223, Page 1103 Public Records of HILLSBOROUGH County, Florida over, under and across the following described property;

Parcel 6 of Tampa Gateway Park Plat Book 91, Page 88, Public Records of HILLSBOROUGH County, Florida.

Parcel III:

Easements for the benefit of Parcel I (Tract “A”) as noted in Declaration of Covenants, Conditions and Restrictions for Tampa Gateway Park, recorded in O.R. Book 10072, Page 1780 but limited to:

a)   Easement for Common Area as described in Article 1 (b) and Article III- Common Area, Section 2: Owner’s Rights

b)   Perpetual, non-exclusive easement for stormwater drainage and retention in and to the ponds located on Tract A as noted in O.R. Book 10072, Page 1792.

3.197 Vero Beach. FL
8909 20th Street
Vero Beach, FL 32966
(TCA Site No. 197)

Legal Description

Lot 1, Travel Centers of America Subdivision, according to the map or Plat thereof, filed in Plat Book 16, Page 12, Public Records of Indian River County, Florida.

3.053 Wildwood, FL
556 St. Rt. 44
P.O. Box 1017
Wildwood, FL 34785
(TCA Site No. 53)

Legal Description

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST; THENCE SOUTH 89°28’30” WEST ALONG SECTION LINE 2647.34 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE NORTH 0°31’30” WEST 1320.00 FEET FOR THE POINT OF BEGINNING; THENCE NORTH 89°28’30” EAST 605.99 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 75; THENCE SOUTH 6°01’45” WEST ALONG SAID WESTERLY RIGHT-OF-WAY LINE, 691.45 FEET; THENCE SOUTH 47°18’12” WEST ALONG SAID WESTERLY RIGHT-OF-WAY LINE 142.78 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 44, SAID POINT BEING THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 75 AND THE NORTHERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 44; THENCE NORTH 71°16’15” WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE 705.72 FEET; THENCE NORTH 0°31’30” WEST 550.08 FEET; THENCE NORTH 89°28’30” EAST 245.00 FEET TO THE POINT OF BEGINNING; ALL BEING IN SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST, ALL LYING AND BEING IN SUMTER COUNTY, FLORIDA.

EXCEPT ROAD RIGHT-OF-WAY FOR STATE ROAD NO. 44, IF ANY; AND

EXCEPT ANY ROAD RIGHT-OF-WAY FOR INTERSTATE HIGHWAY NO. 75, IF ANY.

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST; THENCE SOUTH 89°28’30” WEST, ALONG SECTION LINE, 2647.34 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE NORTH 0°31’30” WEST, 1320.00 FEET FOR THE POINT OF BEGINNING; THENCE NORTH 89°28’30” EAST, 605.99 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 75; THENCE NORTH 6°01’45” EAST, ALONG SAID WESTERLY RIGHT-OF-WAY LINE, 364.12 FEET; THENCE NORTH 2°58’15” WEST, ALONG SAID WESTERLY RIGHT-OF-WAY LINE 171.60 FEET TO A POINT ON THE EASTERLY PROJECTION OF THE SOUTH BOUNDARY OF A BORROW PIT; THENCE SOUTH 87°02’27” WEST ALONG SAID EASTERLY PROJECTION 300.00 FEET TO THE SOUTHEAST CORNER OF SAID BORROW PIT; THENCE SOUTH 87°02’27” WEST ALONG SAID SOUTH BOUNDARY 586.03 FEET; THENCE SOUTH 0°31’30” EAST, 495.56 FEET; THENCE NORTH 89°28’30” EAST, 245.00 FEET TO THE POINT OF BEGINNING;

EXCEPT ALL ROAD RIGHTS OF WAY.

ALSO DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST 1/2 OF THE SOUTHEAST 1/4 AND THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST IN SUMTER COUNTY, FLORIDA, BOUNDED AND DESCRIBED AS FOLLOWS:

FROM THE SOUTHEAST CORNER OF SAID SECTION 34, RUN SOUTH 89°28’30” WEST ALONG THE SOUTH LINE THEREOF 2647.34 FEET TO THE SOUTHWEST CORNER OF SAID SOUTHEAST 1/4; THENCE NORTH 0°31’30” WEST 1320 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; FROM SAID POINT OF BEGINNING, RUN NORTH 89°28’30” EAST, 605.99 FEET TO THE WESTERLY LINE OF THE RIGHT OF WAY OF INTERSTATE HIGHWAY NO. 75; THENCE SOUTH 06°01’45” WEST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 691.45 FEET; THENCE SOUTH 47°18’12” WEST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 142.78 FEET TO THE NORTHERLY LINE OF THE RIGHT OF WAY OF STATE ROAD NO. 44; THENCE NORTH 71°16’15” WEST ALONG THE NORTHERLY LINE OF SAID

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RIGHT OF WAY 705.72 FEET; THENCE NORTH 0°31’30” WEST, 550.08 FEET; THENCE NORTH 89°28’30” EAST 245 FEET TO THE POINT OF BEGINNING.

ALSO:

THAT PART OF THE WEST 1/2 OF THE SOUTHEAST 1/4 AND THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST, IN SUMTER COUNTY, FLORIDA BOUNDED AND DESCRIBED AS FOLLOWS: FROM THE SOUTHEAST CORNER OF SAID SECTION 34, RUN SOUTH 89°28’30” WEST ALONG THE SOUTH LINE THEREOF, 2647.34 FEET TO THE SOUTHWEST CORNER OF SAID SOUTHEAST 1/4; THENCE NORTH 0°31’30” WEST 1320 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; FROM SAID POINT OF BEGINNING, RUN NORTH 89°28’30” EAST, 605.99 FEET TO THE WESTERLY LINE OF THE RIGHT OF WAY OF INTERSTATE HIGHWAY NO. 75; THENCE NORTH 06°01’45” EAST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 364.12 FEET; THENCE NORTH 02°58’15” WEST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 171.6 FEET TO A POINT ON THE EASTERLY PROJECTION OF THE SOUTH BOUNDARY OF A BORROW PIT; THENCE SOUTH 87°02’27” WEST ALONG SAID EASTERLY PROJECTION AND ALONG SAID SOUTH BOUNDARY 886.03 FEET; THENCE SOUTH 0°31’30” EAST 495.56 FEET; THENCE NORTH 89°28’30” EAST 245 FEET TO THE POINT OF BEGINNING.

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3.004 Brunswick, GA
2995 US Highway 17 South
Brunswick, GA 31525
(TCA Site No. 4)

Legal Description

ALL THAT CERTAIN LOT, TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN GEORGIA MILITIA DISTRICT 27, GLYNN COUNTY GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CONCRETE MONUMENT FOUND AT THE INTERESECTION OF THE SOUTHERN RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17 AND THE WESTERN RIGHT-OF-WAY OF INTERESTATE 95 - RAMP “M”, PROCEED ALONG SAID RAMP RIGHT-OF-WAY SOUTH 21 DEGREES 26 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 302.46 FEET TO A CONCRETE MONUMENT FOUND, THENCE CONTINUING ALONG SAID RAMP RIGHT-OF-WAY SOUTH 00 DEGREES 42 SECONDS WEST FOR A DISTANCE OF 144.27 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 63 DEGREES 57 MINUTES 27 SECONDS WEST FOR A DISTANCE OF 317.16 FEET TO A CONCRETE MONUMENT FOUND, THENCE PROCEED SOUTH 13 DEGREES 12 MINUTES 21 SECONDS EAST FOR A DISTANCE OF 800.86 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 14 DEGREES 37 MINUTES 37 SECONDS WEST FOR A DISTANCE OF 86.09 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 27 DEGREES 23 MINUTES 47 SECONDS WEST FOR A DISTANCE OF 500.10 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 28 DEGREES 32 MINUTES 12 SECONDS WEST FOR A DISTANCE OF 399.80 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 28 DEGREES 32 MINUTES 32 SECONDS WEST FOR A DISTANCE OF 599.99 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 61 DEGREES 30 MINUTES 00 SECONDS WEST FOR A DISTANCE OF 19.15 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 1 DEGREE 22 MINUTES 09 SECONDS EAST FOR A DISTANCE OF 612.80 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 33 DEGREES 21 MINUTES 51 SECONDS EAST FOR A DISTANCE OF 983.50 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 33 DEGREES 21 MINUTES 51 SECONDS EAST FOR A DISTANCE OF 140.00 FEET TO AN IRON PIN SET, THENCE NORTH 12 DEGREES 08 MINUTES 47 SECONDS WEST FOR A DISTANCE OF 534.38 FEET TO AN IRON PIN SET, THENCE NORTH 84 DEGREES 08 MINUTES 14 SECONDS WEST FOR A DISTANCE OF 236.69 FEET TO AN IRON PIN SET, THENCE SOUTH 71 DEGREES 52 MINUTES 00 SECONDS WEST FOR A DISTANCE OF 255.71 FEET TO AN IRON PIN SET, THENCE NORTH 66 DEGREES 41 MINUTES 30 SECONDS WEST FOR A DISTANCE OF 469.36 FEET TO AN IRON PIN SET, SAID MONUMENT BEING LOCATED ON THE EASTERN LINE OF DUNGENESS DRIVE, A 100 FOOT WIDE PRIVATE EASEMENT, THENCE ALONG SAID EASTERN LINE OF DUNGENESS DRIVE NORTH 24 DEGREES 59 MINUTES 00 SECONDS EAST FOR A DISTANCE OF 964.87 FEET TO A CONCRETE MONUMENT FOUND, SAID MONUMENT BEING LOCATED AT INTERSECTION OF THE SAID EASTERN LINE OF DUNGENESS DRIVE AND THE SOUTHERN RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17, THENCE PROCEED ALONG SAID RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17 SOUTH 64 DEGREES 57 SECONDS 28 SECONDS EAST FOR A DISTANCE OF 413.63 FEET TO A CONCRETE MONUMENT FOUND, THENCE CONTINUING ALONG SAID RIGHT-OF-WAU OF U.S. HIGHWAY NO. 17 SOUTH 64 DEGREES 57 MINUTES 28 SECONDS EAST FOR A DISTANCE OF 382.77 FEET TO A CONCRETE MONUMENT FOUND AND THE TRUE POINT OF BEGINNING.

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Also being insured as follows:

Also encumbering the following described land to the extent not included in the aforedescribed land:

All of those certain tracts or parcels of land situate, lying, and being the 27th G.M.D. in Glynn County, Georgia and being a tract of 16.02 acres and tract of 7.87 acres lying together and forming one tract of land described and identified according to the plat of survey by COMINE COASTAL SURVEYING, INC. entitled “A boundary survey for TRUCKSTOP’S INCORPORATED OF AMERICA, a portion the S.W. quadrant of the intersection of U.S. Highway 17 and Interstate 95 G.M.D. 27, Glynn County, Georgia, December 10, 1976, Scale 1” = 100’.” Reference is hereby made to said plat for the purpose of establishing the location, boundaries and dimensions of the tracts hereby conveyed, which are more particularly described as follows, to—wit:

To find the beginning point commence at the point of intersection of the centerline of U.S. Highway No. 17 with the centerline of I-95 and run N 64°01’ W 1,745.77 feet to a point; thence run S 24°59’W 150 feet to a point thence run S 65°01’ E 50 feet to a concrete monument marking the northwest corner of said 16.02 acre tract and the BEGINNING POINT; and from said beginning point running thence on the following stated courses for the following stated distances:

S 65°01’ E for 413.63 feet; S 13°11’ E for 1,548.00 feet to a concrete monument; S 14°37’30” W for 86.09 feet to a concrete R/W monument; S 27°23’06” W for 500.04 feet to a concrete R/W monument; S 28°29’56” W for 399.80 feet to a concrete R/W monument; S 28°29’56” W for 600.05 feet to a concrete R/W monument; N 61°30’04” W for 20.00 feet to a concrete monument; N 01°22’09” E for 612.80 feet to a concrete monument; N 33°21’51” E for 983.50 feet to a concrete monument; N 33°21’51” E for 140.00 feet to a concrete monument; N 12°08’47” W for 534.38 feet to a concrete monument N 84°08’14” W for 236.69 feet to a concrete monument; S 71°52’ W for 255.71 feet to a concrete monument; N 66°41’30” W for 469.36 feet to a concrete monument; N 24°59’ E for 965.34 feet to the BEGINNING POINT.

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Also included are the following rights:

1.     The non-exclusive right to use the lake adjacent to the above conveyed premises in a reasonable manner for recreational purposes, subject to prudent rules and regulations promulgated by The 17—95 Corporation (a Georgia corporation which conveyed the above described property to Lessor and which hereinafter is referred to as “Lessor’s Grantor”) from time to time. Such Lessor’s Grantor has not guaranteed, however, the maintenance of any water level in said lake.

2.     The non-exclusive right of surface drainage from the described premises into said lake.

3.     The non—exclusive right of ingress through, over, on and across the one hundred (100) foot road which borders the premises above described on the westerly side as shown on said Conine survey.

All that certain lot, tract or parcel of land situate, lying and being in Glynn County, Georgia, in the 27th District, G.M. therein, described and identified according to a plat of survey made by James L. Conine, Georgia Registered Surveyor No.1545, dated May 27, 1980 a copy of said plat being attached hereto as Exhibit “A” and made a part hereof, as follows, to-wit: BEGINNING at a point where the southern line of U.S. Highway No. 17, a 300 foot right-of-way, is intersected by the western entrance ramp to Interstate Highway No. 95, and from said beginning point run thence South 21 degrees 30 minutes East for a distance of 302.23 feet to a concrete monument; thence run South 00 degrees 42 minutes 46 seconds West for a distances of 144.27 feet to a concrete monument; thence run South 63 degrees 45 minutes West for a distance of 317.57 feet to a concrete monument; thence run North 13 degrees 11 minutes West for a distance at 746.8 feet to a concrete monument located on the southern line of U.S. Highway No. 17; thence run South 65 degrees 01 minutes East along said line of said Highway No. 17, for a distance of 382.15 feet to the point or place of beginning.

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3.146 Cartersville, GA
981 Cassville-White Road
Cartersville, GA 30121
(TCA Site No. 146)

Legal Description

All that tract or parcel of land lying and being in Land Lot 190 of the 5th District, 3rd Section, Bartow County, Georgia, being more particularly described as follows:

BEGINNING at a 5/8 inch rebar set at the intersection of the north right of way of Casseville-White Road (150 foot right of way) and the westerly right of way of Five Forks Road (variable right of way); thence along a curve to the left having a radius of 2944.79 feet and an arc length of 290.99 feet, being subtended by a chord of north 86 degrees 11 minutes 58 seconds west along the right of way of Cassville-White Road (150 foot right of way) for a distance of 290.87 feet to a point; run thence north 88 degrees 55 minutes 19 seconds west continuing along said right of way, for a distance of 201.94 feet to a ½ inch rebar set; thence leaving said right of way north 00 degrees 50 minutes 56 seconds east along the right of way of proposed Kent Road (60 foot right of way), for a distance of 53.15 feet to a point; thence along a curve to the left having a radius of 134.50 feet and an arc length of 105.63 feet, being subtended by a chord of north 21 degrees 39 minutes 01 seconds west along said right of way for a distance of 102.94 feet to a point; thence north 44 degrees 08 minutes 57 seconds west along said right of way, for a distance of 518.25 feet to a point; thence north 32 degrees 53 minutes 34 seconds west along said right of way, for a distance of 259.03 feet to a ½ inch rebar set; thence north 02 degrees 11 minutes 01 seconds east for a distance of 705.60 feet to a ½ inch rebar found; thence south 56 degrees 00 minutes 00 seconds east a distance of 154.04 feet to a point; thence south 84 degrees 00 minutes 00 seconds east a distance of 131.28 feet to a point; thence south 70 degrees 00 minutes 00 seconds east a distance of 106.56 feet to a point; thence south 74 degrees 29 minutes 00 seconds east a distance of 110.27 feet to a ½ inch rebar set; thence south 33 degrees 08 minutes 04 seconds east a distance of 694.53 feet to a ½ inch rebar set; thence north 90 degrees 00 minutes 00 seconds east a distance of 216.21 feet to ½ inch rebar set on the westerly right of way of Five Forks Road (variable right of way); thence south 07 degrees 57 minutes 35 seconds east along said right of way for a distance of 70.99 feet to a point; thence south 06 degrees 35 minutes 37 seconds east along said right of way for a distance of 112.63 feet to a point; thence south 04 degrees 45 minutes 39 seconds east along said right of way for a distance of 106.82 feet to a point; thence south02 degrees 44 minutes 29 seconds east along said right of way for a distance of 79.11 feet to a ½ inch rebar set; thence north 88 degrees 32 minutes 07 seconds west along said right of way for a distance of 44.89 feet to a ½ inch rebar set; thence south 01 degrees 21 minutes 14 seconds west along said right of way for a distance of 200.01 feet to a ½ inch rebar set; thence south [original illegible] degrees 12 minutes 09 seconds west along said right of way for a distance of 112.61 feet to a ½ inch rebar and the POINT OF BEGINNING. Containing 21.442 acres.

LESS AND EXCEPT All that tract or parcel of land lying and being in Land Lot 190 of the 5th District, 3rd Section, Bartow County, Georgia as conveyed by virtue of that certain Limited Warranty Deed recorded on February 27, 1998 at Deed Book 1097, Page 126 and being more particularly described as follows:

Commence at a 5/8 inch rebar located at the intersection of the North Right-of-Way of Cassville-White Road and the Westerly Right-of-Way of Five Forks Road; thence along a curve to the left having a radius of 2944.79 feet and an arc length of 290.99 feet, being subtended by a chord of

North 86 degrees, 11 minutes 58 seconds West along the Right-of-Way of Cassville White Road, for a distance of 290.87 feet to a 5/8 inch rebar, thence North 88 degrees 55 minutes 19 seconds West continuing along said Right-of-Way, for a distance of 201.94 feet to an iron pin set and the TRUE POINT OF BEGINNING thence North 88 degrees 55 minutes 19 seconds. West for a distance of 107.07 feet to an 1/2 inch rebar found, thence North 02 degrees 09 minutes 10 seconds East, or a distance of 210.77 feet to an iron pin set, thence South 44 degrees 00 minutes 57 seconds East, for a distance of 88.94 feet to an iron pin set, thence along a curve to the right having a radius 134.50 feet and an arc length of 105.63 feet being subtended by a chord of South 21 degrees 39 minutes 01 second East, for a distance of 102.94 feet to a point, thence South 00 degrees 50 minutes 56 seconds West, for a distance of 53.15 feet to an iron pin at the TRUE POINT OF BEGINNING.

Access Rights in Book 1104, Page 583.

3.156 Commerce, GA
30732 Highway 441 South
P.O. Box 478
Commerce, GA 30529
(TCA Site No. 156)

Legal Description

All that tract or parcel of land lying and being in the 208th G.M. District, Banks County, Georgia, containing 13.403 acres or 583,833 square feet and being more particularly described as follows:

BEGINNING at a concrete right of way marker at the intersection of the southeastern right of way of Interstate Highway 85 (right of way 127.13 feet off centerline of Ramp “C”) with the southwestern right of way of U.S. Highway 441 (right of way 75 feet off centerline); thence south 21 degrees 44 minutes 13 seconds east a distance of 669.90 feet along the southwestern right of way of U.S. Highway 441 to an iron pin (right of way 75 feet off centerline); thence south 05 degrees 03 minutes 44 seconds east a distance of 17.40 feet along said southwestern right of way to an iron pin (right of way 80 feet off centerline); thence south 21 degrees 45 minutes 41 seconds east a distance of 37.70 feet-along said right of way to the point of intersection of the said southwestern right of way with the centerline of Crooked Creek (right of way 80 feet off centerline); thence north 89 degrees 07 minutes 26 seconds west a distance of 61.01 feet along the centerline of Crooked Creek to a point; thence south 76 degrees 54 minutes 32 seconds west a distance of 45.15 feet along said centerline to a point; thence south 75 degrees 24 minutes 57 seconds west a distance of 106.74 feet along said centerline to a point; thence south 82 degrees 43 minutes 35 seconds west a distance of 95.47 feet along said centerline to a point; thence south 80 degrees 48 minutes 22 seconds west a distance of 97.99 feet along said centerline to a point; thence north 62 degrees 20 minutes 47 seconds west a distance of 72.43 feet along said centerline to a point; thence north 83 degrees 29 minutes 18 seconds west a distance of 67.94 feet along said centerline to a point; thence north 75 degrees 45 minutes 44 seconds west a distance of 94.79 feet along the centerline of said Crooked Creek to a point; thence north 80 degrees 57 minutes 06 seconds west a distance of 118.10 feet along said centerline to a point; thence north 73 degrees 17 minutes 02 seconds west a distance of 86.77 feet along said centerline to a point; thence north 67 degrees 46 minutes 19 seconds west a distance of 52.24 feet along said centerline to a point; thence north 14 degrees 32 minutes 06 seconds west a distance of 40.03 feet along said centerline to a point; thence north 02 degrees 23 minutes 20 seconds west a distance of 25.07 feet along said centerline to a point; thence north 15 degrees 26 minutes 20 seconds east a distance of 61.99 feet along said centerline to a point; thence north 15 degrees 25 minutes 02 seconds west a distance of 38.45 feet along said centerline to a point; thence north 59 degrees 30 minutes 06 seconds west a distance of 54.01 feet along said centerline to a point; thence north 56 degrees 03 minutes 20 seconds west a distance of 43.18 feet along said centerline to a point; thence south 88 degrees 46 minutes 42 seconds west a distance of 43.93 feet along said centerline to a point; thence north 52 degrees 12 minutes 48 seconds west a distance of 31.91 feet along said centerline to a point; thence north 25 degrees 22 minutes 46 seconds west a distance of 56.42 feet along said centerline to a point; thence north 51 degrees 25 minutes 59 seconds west a distance of 36.41 feet along said centerline to a point; thence north 79 degrees 07 minutes 12 seconds west a distance of 39.90 feet along said centerline to a point; thence south 56 degrees 51 minutes 28 seconds west a distance of 33.99 feet along said centerline to a point; thence north 76 degrees 56 minutes 54 seconds west a distance of 53.92 feet along said centerline to a point; thence north 71 degrees 35 minutes 59 seconds west a distance of 2.90 feet along said centerline to a point in the center of said Crooked Creek, which point is south 38 degrees 42 minutes 01 seconds east 19.23 feet from an iron pin; thence north 38 degrees 42 minutes 01 seconds east a distance of 270.89 feet; leaving said creek to an iron pin on the

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southeastern right of way of Interstate Highway 85 (right of way 82 feet off centerline of Ramp “C”); thence along a curve to the right having a radius of 1063.92 feet and an arc length of 180.31 feet, being subtended by a chord of north 76 degrees 03 minutes 23 seconds east a distance of 180.10 feet along the southeastern right of way of Interstate Highway 85 to a concrete right of way marker right of way 82 feet off centerline of Ramp “C”); thence north 80 degrees 56 minutes 04 seconds east a distance of 520.96 feet along said southeastern right of way to a concrete right of way marker (right of way 82 feet off centerline of Ramp “C”); thence south 67 degrees 58 minutes 16 seconds east a distance of 87.38 feet along said southeastern right of way to a concrete right of way marker and THE POINT OF BEGINNING.

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3.037 Atlanta, GA
4215 Thurman Road
Conley, GA 30288
(TCA Site No. 37 - Atlanta)

Legal Description

ALL THAT TRACT or parcel of land lying and being in Land Lots 15, 16, 17, and 18 of the 15th Land District of DeKalb County, Georgia, and being more particularly described as follows:

COMMENCE at the point formed by the intersection of the southwesterly right-of-way line of Old McDonough Road (having an 80’ right-of-way at this point) and the northwesterly right-of-way line of Thurman Road (a/k/a State Route 160) (having a 100 right-of-way); thence travel south 32°06’00” west along the northwesterly right-of-way line of Thurman Road a distance of 180.00’ to an iron pin found and the POINT OF BEGINNING; from the POINT OF BEGINNING as thus established, continue along said right-of-way line south 32°06’00” west a distance of 599.78’ to an iron pin found; thence depart said right-of-way line and travel south 88°52’14” west a distance of 147.00’ to an iron pin found; thence travel north 23°24’50” west a distance of 212.04’ to an iron pin found; thence travel north 24°29’34” west a distance of 51.37’ to an iron pin found; thence travel north 11°02’32” east a distance of 10.50’ to an iron pin found; thence travel north 76°33’42” west a distance of 100.00’ to an iron pin found; thence travel south 11°02’30” west a distance of 100.00’ to an iron pin found; thence travel north 76°33’03” west a distance of 60.00’ to a ‘PK’ nail and cap set in asphalt; thence travel south 43°52’14” west a distance of 277.37’ to an iron pin found; thence travel south 88°52’14” west a distance of 96.96’ to an iron pin found located on the east line of a proposed 60’ right-of-way known as Transport City Court; thence travel along said proposed right-of-way line in a northerly direction following the curvature to the left an arc distance of 166.87’ to an iron pin set, said arc having a radius of 364.97’ and subtending a chord bearing north 03°02’47” west for a distance of 165.42’; thence continue along said proposed right-of-way line north 16°08’40” west a distance of 35.00’ to an iron pin set on the northeasterly right-of-way line of Transport City Court (having a 60’ right-of-way); thence travel along said right-of-way line north 16°08’40” west a distance of 293.77’ to an iron pin set; thence continue along said right-of-way line in a northeasterly direction following the curvature to the right an arc distance of 28.07’ to an iron pin set on the southeasterly right-of-way line of Transport City Drive (having a 60’ right-of-way), said arc having a radius of 20.00’ and subtending a chord bearing north 24°3’55” cast for a distance of 25.82’; thence travel along the southeasterly right-of-way line of Transport City Drive northeasterly following the curvature to the left an arc distance of 140.90’ to an iron pin set; said arc having a radius of 340.00’ and subtending a chord bearing north 52°24’14” east for a distance of 139.86’; thence continue along said right-of-way line north 40°31’57” east a distance of 739.04’ to an iron pin set; thence continue along said right-of-way in a northeasterly direction following the curvature to the right an arc distance of 27.26’ to an iron pin set on the southwesterly right-of-way line of Old McDonough Road (having a 55’ right-of-way), said arc having a radius of 20.00’ and subtending a chord bearing north 79°34’48” east for a distance of 25.20’; thence travel along said right-of-way line south 61°22’21” east a distance of 52.47’ to an iron pin set; thence continue along said right-of-way line in a southeasterly direction following the curvature to the right an arc distance of 143.23’ to an iron pin set, said arc having a radius of 689.02’ and subtending a chord bearing south 55°25’12” east for a distance of 142.97’; thence continue along said right-of-way line south 49°28’03” east a distance of 377.38’ to an iron pin found; thence depart said right-of-way line and travel south 40°31’57” west a distance of 231.84’ to an iron pin found;

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thence travel south 57°54’00” east a distance of 211.84’ to an iron pin set; thence travel in a northeasterly direction following the curvature to the left an arc distance of 31.42’ to an iron pin found on the northwesterly right-of-way line of Thurman Road (a/k/a State Route 160) (having a 100’ right-of-way) and the POINT OF BEGINNING, said are having a radius of 20.00’ and subtending a chord bearing north 77°06’04” east for a distance of 28.28’.

Shown as 773,977 square feet or 17.7681 acres on ALTA/ACSM Land Title Survey for Paul, Weiss, Rifkind, Wharton & Carrison and First America Title Insurance Company, prepared by International Land Surveying, Inc., bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1945, dated September 6, 1993, last revised December 8, 1993.

TOGETHER WITH rights arising under Conveyance of Drainage Easement from Waffle House, Inc., to Industrial Services, Ltd., a Georgia limited partnership, dated May 14, 1979, filed for record May 15, 1979 at 1:39 p.m., recorded in Deed Book 4041, Page 166, Records of DeKalb County, Georgia.

TOGETHER WITH all of the rights arising under that Sanitary Sewer Easement from Ventures Limited to Industrial Services, Ltd., dated October 11, 1976, and recorded in Deed Book 3573, beginning at Page 204, aforesaid records.

TOGETHER WITH rights arising under that Agreement between Industrial Services, Ltd., and Ventures Limited dated October 19, 1973, and recorded in Deed Book 3573, beginning at page 196, aforesaid records.

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Being the same as:

ALL THAT TRACT OR PARCEL OF LAND (hereinafter referred to as the “Land”). Lying and being in Land Lots 15, 16, 17 and 18 of the 15th District of DeKalb County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT on the northwest line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 160 (a 100-foot right-of-way) a distance of 100.0 feet southwesterly as measured along the northwest line of said right-of-way of Thurman Road from the point formed by the intersection of the northwest line of said right-of-way of Thurman Road with the southwest line of the right-of-way of Old McDonough Road (an 80-foot right-of-way at that point); and running thence south 32 degrees 06 minutes 00 seconds west along the northwest line of said right-of-way of Thurman Road a distance of 599.78 feet to a point; running thence south 88 degrees 52 minutes 14 seconds west a distance of 147.0 feet to a point; running thence north 23 degrees 24 minutes 50 seconds west a distance of 212.04 feet to a point; running thence north 24 degrees 29 minutes 34 seconds west a distance of 51.37 feet to a point; running thence north 21 degrees 02 minutes 32 seconds east a distance of 10.50 feet to a point; running thence north 76 degrees 33 minutes 42 seconds west a distance of 100.0 feet to a point; running thence south 11 degrees 02 minutes 30 seconds west a distance of 100.0 feet to a point; running thence north 76 degrees 33 minutes 03 seconds west a distance of 60.0 feet to a point; running thence south 43 degrees 52 minutes 14 seconds west a distance of 277.37 feet to a point; running thence south 88 degrees 52 minutes 14 seconds west a distance of 96.96 feet to a point located on the east line of a proposed 60-foot right-of-way known as Transport City Circle, running thence in a northerly direction along the east line of said proposed right-of-way of Transport City Circle, and following the curvature thereof, a distance of 166.87 feet to a point (said line forming the arc of a curve to the left having a chord of 155.42 feet as measured along a bearing of north 03 degrees 02 minutes 47 seconds west), running thence north 16 degrees 08 minutes 40 seconds west along the east line of said proposed right-of-way of Transport City Circle a distance of 328.77 feet to a point; running thence in a northeasterly direction along the east line of said proposed right-of-way of Transport City Circle, and following the curvature thereof, a distance of 28.07 feet to a point (said line forming the arc of a curve to the right having a chord of 25.07 feet as measured along a bearing of north 24 degrees 03 minutes 55 seconds east); running thence in a northeasterly direction along the southeast line of a proposed 60-foot right-of-way known as Transport City Drive, and following the curvature thereof, a distance of 140.90 feet to a point (said line forming the arc of a curve to the left having a chord of 139.89 feet as measured along a bearing of north 52 degrees 24 minutes 14 seconds east), running thence north 40 degrees 31 minutes 57 seconds east along the southeast line of said proposed right-of-way of Transport City Drive a distance of 739.04 feet to a point; running thence in an westerly direction along the southeast line of said proposed right-of-way of Transport City Drive, and following the curvature thereof, a distance of 27.26 feet to a point located on the southwest line of said right-of-way of Old McDonough Road (a 55-foot right-of-way at that point) (said line forming the arc of a curve to the right having a chord of 25.20 feet as measured along a bearing of north 79 degrees 34 minutes 48 seconds west), running thence north 61 degrees 22 minutes 21 seconds east along the southwest line of said right-of-way of Old McDonough Road a distance of 52.47 feet to a point; running thence in a southeasterly direction along the southwest line of said right-of-way of Old McDonough Road, and following the curvature thereof, a distance of 143.23 feet to a point (said

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line forming the arc of a curve to the right having a chord of 142.97 feet as measured along a bearing of south 53 degrees 25 minutes 12 seconds east); running thence south 19 degrees 28 minutes 03 seconds east along the southwest line of said right-of-way of Old McDonough Pond a distance of 377.31 feet to a point; running thence south 40 degrees 31 minutes 57 seconds west a distance of 251.81 feet to a point; running thence south 57 degrees 34 minutes 00 seconds east a distance of 211.14 feet to a point; running thence in an easterly direction along the arc of a curve to the left a distance of 31.42 feet to the POINT OF BEGINNING (said arc having a chord of 28.14 feet as measured along a bearing of north 77 degrees 06 minutes 05 seconds east); said property being designated as the “Proposed Service Center” and shown as containing 17.761 acres on the plat of survey, to which reference is made for all purposes, prepared for Industrial Services, Ltd. and MONY Mortgage Investors by John J. Barte Associates, Inc., bearing the certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 2916, dated April 5, 1974, and revised September 21, 1976.

TOGETHER WITH a non-exclusive easement for ingress and egress to and from the Land by vehicular and pedestrian traffic on, over and through the following described property (hereinafter referred to as the “Easement Area”);

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 16, 17 and 18 of the 15th District of DeKalb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING commence at the point formed by the intersection of the northwest line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 140 (in 200 foot right-of-way) with the southwest line of the right-of-way of Old McDonough Road (an 80 foot right-of-way at that point) and run thence north 49 degrees 21 minutes 03 seconds west along the southwest line of said right-of-way of Old McDonough Road, a distance of 577.38 feet to a point; run thence in a northwesterly direction along the southwest line of said right-of-way of Old McDonough Road, and follow the curvature thereof, a distance of 143.23 feet to a point (said line forming the arc of a curve to the left having a chord of 142.97 feet as measured along a bearing of north 55 degrees 75 minutes 12 seconds west); run thence north 61 degrees 22 minutes 21 seconds west along the southwest line of said right-of-way of Old McDonough Road, a distance of 52.47 feet to the POINT OF BEGINNING; from the TRUE POINT OF BEGINNING AS THUS ESTABLISHED, running thence in a westerly direction along the northwest line of the Land a distance of 27.36 feet to a point (said line forming the arc of a curve to the left having a chord of 25.20 feet as measured along a bearing of south 79 degrees 34 minutes 41 seconds west); running thence south 40 degrees 31 minutes 57 seconds west along the northwest line of the Land, a distance of 739.04 feet to a point; running thence in a southwesterly direction along the northwest line of Land, a distance of 140.40 feet to a point (said line forming the arc of a curve to the right having a chord of 139.89 feet as measured along a bearing of south 52 degrees 24 minutes 14 seconds west); running thence in a southerly direction along the northwest line of the Land, a distance of 28.07 feet to a point (said line forming the arc of a curve to the left having a chord of 25.82 feet as measured along a bearing of south 24 degrees 03 minutes 55 seconds west); running thence south 16 degrees 09 minutes 40 seconds east along the west line of the Land, a distance of 320.77 feet to a point; running thence in a southerly direction along the west line of the Land, a distance of 264.87 feet to a point (said line forming the arc of a curve to the right having a chord of 163.42 feet as measured along a bearing of south 03 degrees 02 minutes 47 seconds east); running thence south 88 degrees 57 minutes 24 seconds west, a distance of 61.40 feet to a point; running thence in a northerly direction, along the arc of a curve to the left having a chord of 149.80 feet as measured along a bearing of north 01 degree 53 minutes 40 seconds west, a distance of 151.35 feet to a point; running thence north 16 degrees 08 minutes 40 seconds west, a distance of 325.98 feet to a point; running thence in a northwesterly direction, along the arc of a curve to the left having a chord of 24.66 east as measured along a bearing of north 57 degrees 56 minutes 50 seconds west, a distance of 29.18 feet to a point; running thence in a westerly direction, along the arc of a curve to the right having a chord of 52.72 feet as measured along a bearing of south 84 degrees 41 minutes 40 seconds west, a distance of 52.77 feet to a point; running thence south 89 degrees 08 minutes 26 seconds west, a distance of 209.38 feet to a point; running thence in a southwesterly direction, along the arc of a curve to the left having a chord of 171.84 feet as measured along a bearing of south 43 degrees 28 minutes 24 seconds west, a distance of 191.30 feet to a point; running thence south 02 degrees 11 minutes 39 seconds east, a distance of 354.49 feet to a point; running thence south 88 degrees 57 minutes 14 seconds west.

4

a distance of 40.0? feet to a point; running thence north 02 degrees 1? minutes 3? seconds west, a distance of ?53.3? feet to a point; running thence in a northeasterly direction, along the arc of a curve to the right having a chord of 257.51 feet as measured along a bearing of north 43 degrees 2? minutes 24 seconds west, a distance of ??6.?4 feet to a point; running thence north ?9 degrees ?? minutes ?? seconds east, a distance of 269.39 feet to a point; running thence in a northeasterly direction, along the arc of a curve to the left having a chord of 230.49 feet as measured along a bearing of north 64 degrees 50 minutes 11 seconds east, a distance of ??7.55 feet to a point; running thence north ?0 degrees 31 minutes 57 seconds east, a distance of 717.96 feet to a point; running thence in a northerly direction along the arc of a curve to the left having a chord of 31.0? feet as measured along a bearing of north 10 degrees 25 minutes 12 seconds west, a distance of 35.57 feet to a point located on the southwest line of said right-of-way of Old McDonough Road; running thence south 61 degrees 2? minutes 21 seconds east along the southwest line of said right-of-way of Old McDonough Road, a distance of 102.20 feet to the POINT OF BEGINNING; said property being designated as “TRANSPORT CITY DRIVE — 40’ R/W (PROPOSED)” and “TRANSPORT CITY CIRCLE — 60’ R/W (PROPOSED)” on the plat of survey, to which reference is made for all purposes, prepared for Industrial Services, Ltd. by John J. Harte Associates Inc., bearing the certification of Louis J. Minchlo, Georgia Registered Land Surveyor, dated September 1?, 1974 and revised November 11, 1976.

With regard to the aforedescribed assessment, Grantor and Grantee hereby covenant and agree as follows:

(i)       Said easement shall be an appurtenance to and shall run with the title to the Land and shall be for the benefit of the owner from time to time of the Land and its guests, agents, employees, invitees, tenants, mortgagees, heirs, successors and assigns;

(ii)      Said easement shall continue perpetually without interruption unless and until such time as Grantor shall dedicate the Easement Area to DeKalb County, Georgia and DeKalb County, Georgia shall accept same for ownership and maintenance thereof as a public right-of-way; and

(iii)     Unless and until such time as such dedication and acceptance occurs, Grantor shall keep the road presently constructed over the Easement Area open and in good repair and in a safe and sanitary condition.

TOGETHER WITH non-exclusive easements for the operation, maintenance and replacement of an existing sanitary sewer line connecting the south line of the Land with the public sewer line of Clayton County, Georgia located at the south line of Land Lot 15 of the 15th District of DeKalb County, Georgia (said land lot line being the north line of Land Lot 242 of the 13th District of Clayton County, Georgia), said sewer easements being ten (10) feet wide, five (5) feet on each side of the center line of said existing sanitary sewer line, which center line of said existing sewer line (and thus the center line of said ten (10) foot easements) is more particularly described as follows:

SANITARY SEWER EASEMENT NO. ONE

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 15 and 16 of the 15th District of DeKalb County, Georgia and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING commence at the point forced by the intersection of the northwest line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 160 (a 100 foot right-of-way) with the southwest line of the right-of-way of Old McDonough Road (an 80 foot right-of-way at that point) and run thence south 32 degrees 06 minutes 00 seconds west along the northwest line of said right-of-way of Thurman Road, a distance of 2,076.54 feet to the POINT OF BEGINNING of the center line of Sanitary Sewer Easement No. One; from the TRUE POINT OF BEGINNING AS THUS ESTABLISHED, running thence north 57 degrees 54 minutes 00 seconds west, a distance of 210.?7 feet to a point; running thence north 32 degrees 54 minutes 33 seconds east, a distance of 1,055.0 feet to a point; running thence north ?0 degrees 20 minutes 03 seconds east, a distance of 122,?5 feet to a point; running thence north 31 degrees 52 minutes 56 seconds west, a distance of 64.95 feet to a point, running thence north 23 degrees 24 minutes 50 seconds west, a distance of 4.04 feet to a point located on the south line of the Land and the POINT OF ENDING of the center line of Sanitary Sewer Easement No.

5

One; as shown on a plat of survey, to which reference is [original illegible] for all purposes, prepared for Industrial Service, Ltd. by John J. Barte Associates Inc., bearing the certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, dated September [original illegible], [original illegible] and October 12, 1976.

SANITARY SEWER EASEMENT NO. TWO

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot [original illegible] of the [original illegible] District of DeKalb County, Georgia and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING commence at the point formed by the intersection of the west line of said Land Lot [original illegible] (being the east line of Land Lot [original illegible] of said [original illegible] District) with the southeast line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 160 (a 100 foot right-of-way) and run thence south 00 degrees [original illegible] minutes 23 seconds west along said west line of Land Lot [original illegible], a distance of 398.08 feet to the TRUE POINT OF BEGINNING of the center line of Sanitary Sewer Easement No. Two; [original illegible]  the TRUE POINT OF BEGINNING AS THUS ESTABLISHED running thence south 39 degrees 52 minutes [original illegible] seconds east, a distance of [original illegible] feet to a point; running thence south 13 degrees 24 minutes 00 seconds east, a distance of 229.0 feet to a point; running thence south 01 degrees 21 minutes 30 seconds west, a distance of [original illegible] feet to a point; running thence south 00 degrees 23 minutes 30 seconds east, a distance of 145.0 feet to a point; running thence south 20 degrees [original illegible] minutes 20 seconds east, a distance of 243.0 feet to a point; running thence south 18 degrees [original illegible] minutes 54 seconds west, a distance of 274.0 feet to a point; running thence south 05 degrees [original illegible] minutes 20 seconds west, a distance of [original illegible] feet to a point; running thence south 29 degrees [original illegible] minutes 40 seconds west; a distance of 30.0 feet to a point located on the south line of said Land Lot 15 (being the north line of land lot 242 of the 12th District of Clayton County, Georgia) and the POINT OF ENDING of the center line of Sanitary Sewer Easement No. Two; as shown on said plat of survey, prepared for Industrial Services, Ltd. by John J. Barte Associates Inc., bearing the certification of Michael F. Lawler, Georgia Registered Land Surveyor No. [original illegible], dated September 25, 1976 and revised October 12, 1976.

With regard to the aforedescribed sanitary sewer easements, Grantor and Grantee hereby covenant and agree as follows:

(i)       Said sanitary sewer easements shall be appurtenances to and shall run with the title to the Land and shall be for the benefit of the owner from time to time of the Land and its guests, agents, employees, invitees, tenants, mortgagees, heirs, successors and assigns;

(ii)      Said sanitary sewer easements shall continue perpetually without interruption unless and until such time as Grantor shall dedicate said sanitary sewer easements to DeKalb County, Georgia and DeKalb County, Georgia shall accept same for ownership and maintenance thereof as a public right-of-way; and

(iii)     Unless and until such time as such dedication and acceptance occurs, Grantor shall keep said sanitary sewer lines presently constructed in said sanitary sewer easements in good repair.

TOGETHER WITH all the right, title and interest (but not the obligations) of Grantor under and by virtue of the following:

1.        Sanitary sewer easement from Ventures Limited to Industrial Services, Ltd. dated October 11, 1976 and recorded in Deed Book 3573, beginning at page 204, Records of DeKalb County, Georgia.

2.        Agreement between Industrial Services, Ltd. and Ventures Limited dated October 19, 1973 and recorded in Deed Book 3573, beginning at page 196, Records of DeKalb County, Georgia.

6

3.100 Atlanta South, GA
P.O. Box 967
Jackson, GA 30539
(TCA Site No. 100 — Atlanta South)

Legal Description

All that tract or parcel of land lying and being in Land Lot 235 of the 3rd Land District, Butts County, Georgia, and Land Lot 234 of the 3rd Land District, Lamar County, Georgia, being more particularly described as follows:

BEGINNING at a concrete right of way monument at the intersection of the east right of way of Interstate 75 and the south right of way of State Route 36 and the west right of way of Truckstop Way; thence south 62 degrees 50 minutes 11 seconds east along the westerly right of way of Truckstop Way 177.59 feet to a point; thence continuing along the said right of way south 39 degrees 20 minutes 43 seconds east 15.26 feet to a point; thence 392.39 feet along the arc of a curve to the left, said curve having a radius of 766.20 feet and being subtended by a chord bearing south 53 degrees 34 minutes 38 seconds east and a distance of 388.11 feet to a point; thence south 68 degrees 14 minutes 57 seconds east 113.35 feet to a 1½ inch open top pipe at the western most right of way of an unnamed county road; thence following the said right of way of the unnamed county road south 01 degrees 01 minutes 00 seconds east 601.30 feet to a point; thence south 00 degrees 34 minutes 00 seconds east 404.40 feet to a point; thence south 08 degrees 00 minutes 00 seconds east, 485.30 feet to a point; thence south 05 degrees 40 minutes 00 seconds east 1055.60 feet to a point; thence north 87 degrees 05 minutes 00 seconds west 480.69 feet to a point on the eastern right of way of Interstate 75; thence following the said right of way the following courses: north 17 degrees 03 minutes 19 seconds west 34.44 feet to a concrete monument; north 05 degrees 40 minutes 00 seconds west 945.69 feet to a concrete monument; north 08 degrees 00 minutes 05 seconds west 484.73 feet to a concrete monument; north 00 degrees 01 minutes 11 seconds east 339.24 feet to a concrete monument; north 01 degrees 23 minutes 52 seconds west 184.22 feet to a concrete monument; north 07 degrees 51 minutes 31 seconds east 148.60 feet to a concrete monument; thence 712.95 feet along the arc of a curve to the left, said curve having a radius of 1145.92 feet and being subtended by a chord bearing north 08 degrees 51 minutes 40 seconds west and a distance of 701.50 feet to a concrete monument; thence north 25 degrees 33 minutes 35 seconds west 66.21 feet to a concrete monument and the POINT OF BEGINNING.

3.128 Lake Park, GA
6901 Bellville Road
Lake Park, GA 31636
(TCA Site No. 128)

Legal Description

All that tract or parcel of land, with all buildings, structures, improvements and equipment thereon, situated in Lowndes County, Georgia, described as follows:

BEGIN at a part of Land Lots 152 and 171 in the 16th Land District of Lowndes County, Georgia, as shown on survey dated March 10, 1962, made by William H. Branch, Jr., being more particularly described as follows:

BEGINNING at a concrete monument at the southeasterly intersection of Interstate Highway 75 and Lake Park-Bellville, Florida Road, said point being 50 feet from the centerline of Lake Park-Bellville, Florida Road, running thence north 46 degrees 26 minutes east 227.7 feet along the southerly right of way of Lake Park-Bellville, Florida Road to a point; thence north 47 degrees 34 minutes east 188.9 feet along said right of way to a concrete monument; thence north 42 degrees 23 minutes west 35 feet along said right of way line to an iron pin; thence north 46 degrees 38 minute east 100 feet along said right of way to an iron pin; thence north 43 degrees 17 minutes east 100 feet along said right of way to an iron pin; thence north 39 degrees 17 minutes east 100 feet along said right of way to an iron pin; thence north 33 degrees 42 minutes east 100 feet along said right of way to a concrete monument; thence south 42 degrees 54 minutes east 494.31 feet to a concrete monument; thence south 49 degrees 57 minutes west 1050 feet to a concrete monument located in the easterly right of way line of Interstate Highway 75; thence north 29 degrees 19 minutes west 216.83 feet along the easterly right of way line of Interstate Highway 75 to a concrete monument; thence north 7 degrees 51 minute east 238.55 feet along the easterly right of way line of Interstate Highway 75 to a concrete monument and the point of beginning.

3.045 Madison, GA
P.O. Box 592
Madison, GA 30650
(TCA Site No. 45)

Legal Description

All that tract or parcel of land lying and being in the 286 GMD of Morgan County, Georgia, containing 5.300 acres and being more particularly described as follows:

BEGINNING at a ½ inch reinforcing rod situated on the northerly right of way of Pierce Dairy Road (60 foot right of way), said beginning point being located by starting at a concrete right of way post at the northwesterly intersection of the right of way of U.S. 441 Highway with the northerly right of way line of Pierce Dairy Road and running thence south 47 degrees 57 minutes 40 seconds west 802.59 feet to the point of beginning; running thence from said point of beginning south 48 degrees 14 minutes 30 seconds west 343.00 feet along the northerly right of way line of Pierce Dairy Road to a ½ inch reinforcing rod; thence north 14 degrees 20 minutes 01 second west 668.98 feet along property of Carmichael to a ½ inch reinforcing rod; running thence north 62 degrees 21 minutes 38 seconds east 434.85 feet along property of Carmichael to a ½ inch reinforcing rod; thence south 01 degree 41 minutes 00 seconds east 617.90 feet along property of Union Oil Company of California to a ½ inch reinforcing rod; thence south 01 degree 41 minutes 00 seconds east 13.11 feet along said right of way of Pierce Dairy Road to the beginning ½ inch reinforcing rod. All directions recited herein are referenced to the magnetic north meridian.

The property herein described is fully shown on a plat entitled “Survey for Union Oil Company of California”, dated March 15, 1990 (revised June 4, 1990) by Ben McLeroy and Associates, Inc., Engineers and Surveyors, Athens, Georgia, recorded in Plat Book     , page     , Morgan County records; and is conveyed subject to all easements and rights of way of record in said Clerk’s Office. Also conveyed herewith are all appurtenances thereto belonging or in anywise appertaining to said real property, and all right, title and interest of Party of the First Part in and to any and all roads, streets, alleys and ways bounding said premises.

All that tract or parcel of land lying and being in Land Lot 8 of the 5th District, Morgan County, Georgia, being more particularly described as follows:

BEGINNING at a point formed by the intersection of the southwest corner of Interstate Highway 20 and U.S. Highway 441, also known as State Route No. 24; thence south 14 degrees 58 minutes 30 seconds east along the southwestern side of U.S. Highway 441, 50 feet to a concrete marke; thence north 75 degrees 02 minutes 30 seconds east 25 feet to a concrete marker on the southwestern side of U.S. Highway 441, having an 80 foot right of way at this point; thence running south 14 degrees 59 minutes east along the southwestern side of U.S. Highway 441, 272.8 feet to an iron pin on the northwestern side of County Road, having a 50 foot right of way; running thence south 48 degrees 16 minutes west along the northwestern side of said County Road, 290 feet to a point; thence running north 14 degrees 59 minutes west 485 feet to an iron pin; thence north 13 degrees 24 minutes east 167.7 feet to an iron pin located on the southwestern side of Interstate Highway 20; running thence southeasterly along the southwestern side of Interstate Highway 20 a distance of 100 feet to a concrete marker; running thence south 40 degrees 05 minutes 30 seconds east along the southwestern side of Interstate Highway 20, a distance of 149.4 feet to a concrete marker located on the southwestern side of U.S. Highway 441 and the point of beginning, as shown by plat of survey made by Joseph C. King, Registered Land Surveyor, dated February 18, 1968, revised May 16, 1968.

1

All that tract or parcel of land lying and being in Land Lot 8 of the 5th Land District, Morgan County, Georgia, being more particularly described as follows:

BEGINNING at an iron pin on the northwestern side of Pierce Dairy Road 289.86 feet southwesterly as measured along the northwestern side of Pierce Dairy Road from an iron pin at the corner formed by the intersection of the northwestern side of Pierce Dairy Road with the western side of U.S. Highway 441 (said point of beginning also being the southwestern corner of other property now owned by Union Oil Company of California); running thence south 48 degrees 05 minutes 10 seconds west along the northwestern side of Pierce Dairy Road a distance of 507.48 feet to an iron pin at the southwest corner of the tract being described, said iron pin also being located at the southeastern corner of property now or formerly owned by Charles William Johnson; running thence north 01 degrees 41 minutes 00 seconds west along the eastern line of said property now or formerly owned by Charles and William Johnson a distance of 1,052.43 feet to an iron pin on the southwestern side of a local service road having a right of way of 100 feet; running thence south 70 degrees 25 minutes 31 seconds east along the southwestern side of said local service road a distance of 69 feet to a point; continuing thence southeasterly along the southwestern side of said local service road and following the curvature thereof a distance of 271.16 feet to the northwestern corner of said other property owned by Union Oil Company of California (the chord of said last described course being 270.94 feet in a direction of south 74 degrees 23 minutes 20 seconds east); running thence south 13 degrees 24 minutes 00 seconds west along the northwestern line of said Union Oil Company of California property a distance of 167.70 feet to a point; running thence south 14 degrees 59 minutes 00 seconds east along the southwestern line of said Union Oil Company of California property a distance of 469.78 feet to the point of beginning, all according to plat of survey by Paul J. Emilius & Associates for Union Oil Company of California, dated December 28, 1972, last revised May 2, 1973.

2

3.177 Savannah, GA
4401 Highway 17
Richmond Hill, GA 31324
(TCA Site No. 177 - Savannah)

Legal Description

All that tract or parcel of land lying and being in the 20th G.M. District of Bryan County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument located at the southwest corner of the intersection of Interstate Highway No. 95 and U.S. Highway No. 17; thence south 89 degrees 20 minutes 30 seconds east and along the western right of way line of Interstate Highway No. 95 a distance of 76.32 feet; thence continuing along the westerly right of way south 20 degrees 47 minutes 00 seconds east a distance of 184.68 feet to a point of curvature, thence along a curve to the left having a radius of 1019.97 feet and a tangent of 277.91 feet, an arc length of 542.66 feet to a point of tangency; thence south 51 degrees 16 minutes 00 seconds east along the westerly right of way line of Interstate Highway No. 95 a distance of 197.15 feet to a point of curvature; thence along a curve to the right having a radius of 889.97 feet and a tangent of 275.09 feet an arc length of 533.62 feet to the most southeasterly corner of said described parcel or tract of land; thence south 63 degrees 15 minutes 00 seconds west along the south line of said described parcel or tract a distance of 668.91 feet to the most southwesterly corner of said described tract or parcel of land; thence north 51 degrees 26 minutes 30 seconds west and along the northerly right of way of a 60.0 feet road a distance of 378.54 feet to a point of curvature; thence along the right of way and on a curve to the right having a radius of 427.58 feet and a tangent of 245.0 feet an arc distance of 444.96 feet to a point of a reverse curve; thence continuing along the northerly right of way of a 60.0 foot road and a curve to the left having a radius of 653.15 feet a tangent of 297.66 feet an arc distance of 558.58 feet to the most northwesterly corner of said described tract or parcel of land; thence north 49 degrees 11 minutes 00 seconds east and along the north lien of said described tract or parcel of land a distance of 410.00 feet to the point or place of beginning. Said described tract or parcel of land containing 20.0 acres, more or less.

3.167 Boise, ID
4115 Broadway
Boise, ID 83705
(TCA Site No. 167)

Legal Description

PARCEL I:

A parcel of land in the North half of the Southeast Quarter of Section 27,

Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, said parcel consists of portions of Lots 13, 14, 15, 16 and a vacated street in BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, according to the official plat thereof, filed in Book 20 of Plats at Page 1316, Official Records of Ada County, Idaho, and an adjoining triangular shaped parcel bounded on the East by the Westerly line of Broadway Avenue and on the North by the Southerly line of Interstate 84,

State of Idaho Department of Transportation Project I-IG-80N-2(16)54 SEC A, more particularly described as follows:

Beginning at the Southeast corner of said Lot 16; thence

North 00°18’00” West, 70.00 feet on the Westerly line of said Lot 16; thence North 89°21’00” West, 113.00 feet; thence

South 00°39’00” West, 105.88 feet to a point on the Southerly line of said Lot 16; thence

South 73°12’00” West, 47.06 feet to the Southwest corner of said Lot 16; thence

North 89°21’00” West 401.16 feet on the Southerly line of said Lot 15; thence

Northerly through Lots 15, 14, 13 and a vacated street,

North 00°03’00” West 473.48 feet; thence

North 89°21’00” West, 230.00 feet to a point in a vacated street,

Instrument No. 691987, records of Ada County; thence

North 00°03’00” West, 678.81 feet to a point on the Northerly line of said Lot 13 and the Southerly line of said Interstate 84; thence on the Northerly line of said subdivision and said Southerly line of Interstate 84,

South 66°47’10” East, 365.47 feet to a point, 125.22 feet right from Station 2865+79.73; thence

South 53°05’07” East, 377.38 feet to a point, 228.49 feet right from Station 2869+50.77; thence

South 38°46’44” East, 241.45 feet to the Northeast corner of Lot 14 of said subdivision; thence continuing on said Southerly line of Interstate 84, South 38°46’44” East, 140.18 feet to a point, 405.70 feet right from Station 2873+02.51; thence

South 63°16’32” East, 164.08 feet (record 163.90 feet) to a point on the Westerly line of Broadway Avenue, 70 feet left from Station 9+11.36; thence on said Westerly line of Broadway Avenue

South 26°43’28” West, 238.44 feet (record 237.91 feet) to a point 70 feet left from Station 6+73.45; thence

South 38°28’49” West, 199.63 feet to the POINT OF BEGINNING.

EXCEPTING THEREFROM the following described property:

A parcel of land being a portion of Lots 13 and 14 of BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, according to the official plat thereof, filed in Book 20 of Plats at Page 1316 and 1317, Official Records of Ada County, Idaho, and a portion of the Northeast Quarter of the Southeast Quarter of Section 27, Township 3 North, Range 2 East of the Boise Meridian, Boise City, Ada County, Idaho, being more particularly described as follows:

1

Exhibit A

Commencing for reference at the found brass cap right-of-way monument stamped 2861+99.53 on the Southerly right-of-way line of Interstate 84, F.A.P. I-IG-80N-2(16)54 SEC A, said point being on the Northerly line of said Lot 13 as shown on that certain property survey for Grants Truck Stop by McCarter and Tuller Consulting Engineers, Job No. 85-1291, dated August 23, 1985; thence South 66°46’35” East along the line common to said I-84 and Grants Truck Stop for a distance of 365.54 feet (shown of record to be South 67°47’10” East a distance of 365.47) to a found brass cap monument stamped 2865+82.80 and the REAL POINT OF BEGINNING; thence along said I-84 and Grants Truck Stop boundary line the following courses and distances; South 53°03’07” East a distance of 377.30 feet; thence

South 38°48’06” East a distance of 258.06 feet; thence departing said I-84 and Grants Truck Stop boundary South 51°11’54” West a distance of 60.74 feet to a set rebar on the edge of the asphalt pavement; thence along the edge of the asphalt pavement the following courses and distances:

North 50°43’28” West a distance of 37.30 feet; thence

North 65°41’47” West a distance of 29.12 feet; thence

North 81°02’20” West a distance of 29.18 feet; thence

North 85°12’55” West a distance of 34.54 feet; thence

North 88°46’19” West a distance of 25.69 feet; thence

South 88°20’35” West a distance of 32.16 feet; thence

South 79°35’48” West a distance of 34.63 feet; thence

North 45°27’48” West a distance of 8.31 feet; thence

South 76°54’39” West a distance of 25.24 feet; thence

South 63°28’39” West a distance of 10.00 feet to a set rebar at the edge of the asphalt pavement; thence departing the edge of the asphalt pavement North 38°30’33” West for a distance of 406.45 feet to a set rebar; thence

North 36°56’53” East for a distance of 145.00 to the REAL POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM the following described property:

A parcel of land being a portion Lot 14 of BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, according to the official plat thereof, filed in Book 20 of Plats at Page 1316 and 1317, Official Records of Ada County, Idaho, and a portion of the Northeast Quarter of the Southeast Quarter of Section 27, Township 3 North, Range 2 East of the Boise Meridian, Boise City, Ada County, Idaho, being more particularly described as follows:

Commencing for reference at the found brass cap right-of-way monument stamped 2861+99.53 on the Southerly right of way line of Interstate 84, F.A.P. I-IG-80N-2(16)54 SEC A, said point being on the Northerly line of Lot 13 of said Boise Industrial Foundation Subdivision No. 2 as shown on that certain property survey for Grants Truck Stop by McCarter and Tuller Consulting Engineers, Job No. 85-1291, dated August 23, 1985; thence along a line common to said I-84 and Grants Truck Stop the following courses and distances;

South 66°46’35” East for a distance of 365.54 feet to a found brass cap monument stamped 2865+82.80; thence

South 53°03’07” East a distance of 377.30 feet; thence

South 38°48’06” East a distance of 258.06 feet to the REAL POINT OF BEGINNING; thence continuing South 38°48’06” East along a said line common to I-84 and Grants Truck Stop a distance of 123.70 feet; thence

South 63°16’17” East a distance of 163.64 feet to a found brass cap stamped 9+11.36; thence departing said I-84 boundary and along Broadway Avenue and Grants Truck Stop common boundary, South 26°39’10” West for a distance of 30.00 feet to a set rebar; thence departing Broadway Avenue North 63°16’17” West for a distance of 170.19 feet to a set rebar; thence

North 38°48’06” West for a distance of 130.20 feet to a set rebar; thence

North 51°11’54” East a distance of 30.00 feet to the REAL POINT OF BEGINNING.

2

A parcel of land being a portion of Lots 13, 14, 15 and 16 and a portion of a vacated street as shown on the official plat of the BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, as filed in Book 20 of Plats at Page 1316, Records of Ada County, Idaho, and a portion of the North Half of the Southeast Quarter of Section 27, Township 3 North, Range 2 East, Boise Meridian, Boise, Ada County, Idaho, more particularly described as follows:

Beginning at the Southeast corner of said Lot 16; thence

North 00°32’00” West, 69.44 feet (formerly described as North 00°18’00” West 70.00 feet); thence North 89°21’00” West, 113.17 feet (formerly described as 113.00 feet); thence South 00°39’00” West, 105.86 feet (formerly described as 105.88 feet) to a point on the North right-of-way line of Commerce Avenue; thence along said North right-of-way line the following two courses:

South 73°32’45” West, 46.22 feet (formerly described as South 73°12’00” West, 47.06 feet); thence North 89°25’32” West, 401.45 feet (formerly described as North 89°21’00” West, 401.16 feet); thence

North 00°03’00” West, 473.48 feet; thence

North 89°21’00” West, 230.00 feet; thence

North 00°03’00” West 678.57 feet (formerly described as 678.81 feet) to a point on the Southerly right-of-way line of Interstate 84; thence along said Southerly right-of-way line

South 66°46’35” East, 365.54 feet (formerly described as South 66°47’10” East, 365.47 feet); thence leaving said Southerly right-of-way line

South 36°56’53” West, 145.00 feet; thence

South 38°30’33” East, 406.45 feet; thence

North 63°28’39” East, 10.00 feet; thence

North 76°55’39” East, 25.24 feet; thence

South 45°27’48” East, 8.31 feet; thence

North 79°35’48” East, 34.63 feet; thence

North 88°20’35” East, 32.16 feet; thence

South 88°46’19” East, 25.69 feet; thence

South 85°12’55” East, 34.54 feet; thence

South 81°02’20” West, 29.18 feet; thence

South 65°41’47 East, 29.12 feet; thence

South 50°43’28” East, 37.30 feet; thence

North 51°11’54” East, 30.73 feet; thence

South 38°48’06” East, 130.20 feet; thence

South 63°16’17” East 170.19 feet to a point on the Westerly right-of-way line of Broadway Avenue; thence along said Westerly right-of-way line

South 26°39’10” West, 207.92 feet (formerly described as South 26°43’28” West); thence continuing along said Westerly right-of-way line

South 38°35’45” West 199.32 feet (formerly described as South 38°28’49” West, 199.63 feet) to the POINT OF BEGINNING.

PARCEL II:

Easement estate as created by Easement and Non-Competition Agreement, recorded February 17, 1988, as Instrument No. 8807116, Official Records.

APN: R-1013-67-0146

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3.092 Bloomington, IL
505 Truckers Lane
R.R. #7, P.O. Box 450
Bloomington, IL 61701
(TCA Site No. 92)

Legal Description

PARCEL 1:

ALL OF LOTS 6 & 7 AND THAT PART OF LOTS 2, 3, 4 AND 5 OF E. ALLIN’S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LOT 4 OF THE SUBDIVISION OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE EAST RIGHT OF WAY LINE OF FAI ROUTE 55 IN MCLEAN COUNTY, ILLINOIS, AS SAID E. ALLIN’S SUBDIVISION IS RECORDED IN BOOK 1 OF PLATS, AT PAGE 281. SAID PROPERTY MAY ALSO BE DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON ROD AT THE NORTH EAST CORNER OF SAID LOT 7, THENCE NORTH 89 DEGREES 57 MINUTES 49 SECONDS WEST 665.5 FEET ALONG THE NORTH LINE OF SAID LOT 7 TO AN IRON ROD AT THE NORTH WEST CORNER THEREOF, THENCE SOUTH 0 DEGREES 50 MINUTES EAST 676.98 FEET ALONG THE WEST LINE OF SAID LOTS 7, 6, AND 5 TO AN IRON ROD ON THE EAST RIGHT OF WAY LINE OF FAI ROUTE 55, THENCE SOUTH 29 DEGREES 25 MINUTES EAST 195.31 FEET ALONG SAID RIGHT OF WAY LINE TO AN IRON PIPE 300 FEET LEFT OF TRANSIT LINE 11 AT SAID FAI ROUTE 55 AT HIGHWAY STATION 462+00, THENCE SOUTH 64 DEGREES 58 MINUTES 13 SECONDS EAST 353.3 FEET ALONG SAID RIGHT OF WAY LINE TO AN IRON PIPE 620 FEET LEFT OF TRANSIT LINE 11 AT SAID FAI ROUTE 55 AT HIGHWAY STATION 463+50, THENCE SOUTH 35 DEGREES 35 MINUTES 02 SECONDS EAST 309.02 FEET ALONG SAID RIGHT OF WAY LINE TO A RIGHT OF WAY MARKER 800 FEET LEFT OF TRANSIT LINE 11 OF SAID FAI ROUTE 55 AT HIGHWAY STATION 466+00, THENCE SOUTH 11 DEGREES 05 MINUTES 51 SECONDS EAST 438.95 FEET ALONG SAID RIGHT OF WAY LINE TO AN IRON PIPE ON THE EAST LINE OF SAID LOT 2, THENCE NORTH 0 DEGREES 50 MINUTES WEST 1,678.05 FEET ALONG THE EAST LINE OF SAID LOTS 2, 3, 4, 5, 6 AND 7 TO THE POINT OF BEGINNING, EXCEPT THAT PART CONVEYED TO THE CITY OF BLOOMINGTON BY WARRANTY DEED RECORDED AS DOCUMENT NO. 77-2045, IN MCLEAN COUNTY, ILLINOIS.

PARCEL 2:

ALSO, THAT PORTION OF THE NORTH-SOUTH PUBLIC ROAD WHICH LIES WEST OF THE WEST LINE OF SAID PARCEL NO. 1 AND EAST OF THE EAST RIGHT OF WAY LINE OF FAI ROUTE 55 AND 74 AS VACATED BY ORDINANCE 1976-46 BY THE CITY OF BLOOMINGTON RECORDED MAY 10, 1976 AS DOCUMENT NO. 76-5543, IN MCLEAN COUNTY, ILLINOIS.

PARCEL 3:

A PART OF THE SOUTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON ROD WHICH MARKS THE NORTH EAST CORNER OF LOT 7 OF E. ALLIN’S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LOT 4 OF THE SUBDIVISION OF SECTION 6,

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TOWNSHIP 23 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN; FROM SAID POINT OF BEGINNING THENCE NORTH 0 DEGREES 50 MINUTES WEST 436.57 FEET ALONG THE EAST LINE OF THE WEST 1/2 OF THE SOUTH EAST 1/4 OF SAID SECTION 31, THENCE SOUTH 89 DEGREES 29 MINUTES WEST 659.02 FEET TO THE EAST RIGHT OF WAY LINE OF FAI ROUTES 55 & 74, THENCE SOUTH 0 DEGREES 00 MINUTES WEST 430.45 FEET ALONG SAID EAST RIGHT OF WAY LINE TO THE NORTH WEST CORNER OF SAID LOT 7, THENCE SOUTH 89 DEGREES 57 MINUTES 49 SECONDS EAST 665.5 FEET ALONG THE NORTH LINE OF SAID LOT 7 TO THE POINT OF BEGINNING.

LESS AND EXCEPT THAT PORTION OF THE ABOVE DESCRIBED PROPERTY CONVEYED TO THE CITY OF BLOOMINGTON BY DEED DATED FEBRUARY 11, 1977 AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH WEST CORNER OF LOT 7 OF E. ALLIN’S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, THENCE SOUTH 0 DEGREES 50 MINUTES EAST 676.98 FEET ALONG THE WEST LINE OF THE SAID LOT 7 AND ADJACENT LOT 6 TO AN IRON PIN, THENCE SOUTH 29 DEGREES 25 MINUTES EAST 195.31 FEET TO AN IRON PIN, THENCE SOUTH 64 DEGREES 58 MINUTES 13 SECONDS EAST 353.3 FEET TO AN IRON PIN, THE POINT OF BEGINNING OF PARCEL NUMBER 1, THENCE SOUTH 35 DEGREES 35 MINUTES 02 SECONDS EAST 309.02 FEET TO A RIGHT-OF-WAY MARKER, THENCE NORTH 22 DEGREES 32 MINUTES 11 SECONDS WEST 166 FEET, THENCE NORTH 49 DEGREES 51 MINUTES 40 SECONDS WEST 152 FEET TO THE POINT OF BEGINNING OF PARCEL 1 RUNNING SOUTH 35 DEGREES 35 MINUTES 02 SECONDS EAST 309.02 FEET, THENCE SOUTH 11 DEGREES 05 MINUTES 51 SECONDS EAST 438.95 FEET TO THE POINT OF BEGINNING OF PARCEL 2, A POINT ON THE WEST LINE OF LOT 1 OF THE LES WILSON SUBDIVISION, THENCE NORTH 0 DEGREES 50 MINUTES WEST 11 FEET, THENCE NORTH WESTERLY 3.5 FEET TO A POINT OF INTERSECTION OF THE EAST RIGHT-OF-WAY LINE OF F.A.I. ROUTE 55, SAID POINT BEING 14 FEET DISTANT FROM THE POINT OF BEGINNING, THENCE SOUTH 11 DEGREES 50 MINUTES 51 SECONDS EAST 14 FEET TO THE POINT OF BEGINNING, IN MCLEAN COUNTY, ILLINOIS.

AND ALSO EXCEPT THE FOLLOWING DESCRIBED TRACT AS CONTAINED IN CORPORATION GRANT DEED DATED FEBRUARY 26, 1992 RECORDED MARCH 6, 1992 AS DOCUMENT NO. 92-6494 FROM UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION DBA UNOCAL TO RICK BURGER THE FOLLOWING DESCRIBED PROPERTY:

A PART OF THE SOUTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND ALSO A PART OF LOTS 8 AND 9 IN E. ALLIN ‘S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SAID SECTION 31, IN MCLEAN COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 8 LYING 242.78 FEET NORTH OF THE SOUTH EAST CORNER THEREOF. FROM SAID POINT OF BEGINNING THENCE NORTH 0 DEGREES 50 MINUTES WEST 193.79 FEET ALONG SAID EAST LINE AND ALONG THE EAST LINE OF SAID LOT 9; THENCE SOUTH 89 DEGREES 29 MINUTES WEST 659.02 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF FAI ROUTES 55 AND 74 LYING 430.45 FEET NORTH OF THE SOUTH WEST CORNER OF SAID LOT 8, THENCE SOUTH 0 DEGREES 00 MINUTES WEST 197.85 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE NORTH 89 DEGREES 08 MINUTES EAST 661.88 FEET TO THE POINT OF BEGINNING, IN MCLEAN COUNTY, ILLINOIS.

BEING THE SAME DESCRIBED AS FOLLOWS:

ALL OF LOTS 6 AND 7 AND PART OF LOTS 2, 3, 4, 5 AND 8 OF F. ALLIN’S SUBDIVISION OF THE WEST HALF OF THE SOUTHEAST QUARTER AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2

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EAST OF THE THIRD PRINCIPAL MERIDIAN AND LOT 4 OF THE SUBDIVISION OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN LYING EAST OF RIGHT OF WAY LINE OF FAI ROUTE 55 IN MCLEAN COUNTY, ILLINOIS AS SAID E. ALLIN’S SUBDIVISION IS RECORDED IN BOOK 1 OF PLATS AT PAGE 281 AND ALL OF THAT PART OF THE NORTH-SOUTH PUBLIC ROAD WHICH LIES WEST OF THE WEST LINE OF SAID LOTS 5, 6 AND 7 AND EAST OF THE EAST RIGHT-OF-WAY LINE OF FAI ROUTE 55 AND 74 AS VACATED BY ORDINANCE 1976-46 BY THE CITY OF BLOOMINGTON, RECORDED MAY 10, 1976 AS DOCUMENT NUMBER 76-5543 IN MCLEAN COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT B LYING 242.78 FEET NORTH OF THE NORTHEAST CORNER OF SAID LOT 7, FROM SAID POINT OF BEGINNING THENCE SOUTH 89 DEGREES 08 MINUTES 00 SECONDS WEST 661.88 FEET TO A POINT ON THE WEST LINE OF SAID LOT B LYING 232.60 FEET NORTH OF THE NORTHWEST CORNER OF SAID LOT 7, SAID POINT ALSO BEING ON THE EAST RIGHT OF WAY LINE OF FAI ROUTE 03, SECTION 57-6 (I-55 AND 74); THENCE SOUTH 0 DEGREES 00 MINUTES 00 SECONDS WEST 891.84 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE SOUTH 29 DEGREES 25 MINUTES 00 SECONDS EAST 215.36 FEET ALONG SAID EAST RIGHT-OF-WAY LINE TO A POINT LYING 300 FEET LEFT OF TRANSIT LINE 11 OF SAID FAI ROUTE 03 OF HIGHWAY STATION 462+00; THENCE SOUTH 64 DEGREES 58 MINUTES 13 SECONDS EAST 353.30 FEET ALONG SAID EAST RIGHT-OF-WAY LINE TO A POINT LYING 620 FEET LEFT OF SAID TRANSIT LINE 11 AT HIGHWAY STATION 463+50; THENCE SOUTH 49 DEGREES 51 MINUTES 40 SECONDS EAST 152.00 FEET ALONG THE NORTHEAST LINE OF PROPERTY CONVEYED TO THE CITY OF BLOOMINGTON BY DEED DATED FEBRUARY 11, 1977, RECORDED AS DOCUMENT NUMBER 77-2045; THENCE SOUTH 22 DEGREES 32 MINUTES 11 SECONDS EAST 166.00 FEET ALONG SAID NORTHEAST LINE TO THE SOUTHERN MOST CORNER THEREOF, SAID CORNER LYING 800 FEET LEFT OF SAID TRANSIT LINE 11 AT HIGHWAY STATION 466+00; THENCE SOUTH 11 DEGREES 05 MINUTES 51 SECONDS EAST 424.95 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE SOUTH 42 DEGREES 46 MINUTES 40 SECONDS EAST 3.40 FEET TO THE WEST LINE OF LOT 1 IN LES WILSON SUBDIVISION; THENCE NORTH 0 DEGREES 50 MINUTES 00 SECONDS WEST 1909.83 FEET ALONG THE WEST LINE OF LES WILSON SUBDIVISION AND ALONG THE EAST LINES OF LOTS 2 THROUGH 8, INCLUSIVE, IN SAID E. ALLIN’S SUBDIVISION TO THE POINT OF BEGINNING, IN MCLEAN COUNTY, ILLINOIS.

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3.035 Effingham, IL
1702 West Evergreen
P.O. Box 1388
Effingham, IL 62401
(TCA Site No. 35)

Legal Description

Legal Description:

PARCEL 1:

A PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 8 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF EFFINGHAM, COUNTY OF EFFINGHAM AND STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF THE SAID SW/4 OF THE SE/4, SOUTH 0 DEGREES 11 MINUTES EAST 568.8 FEET FROM THE NORTHEAST CORNER OF THE SW/4 OF THE SE/4 OF SAID SECTION 18, (BEING THE SOUTHEAST CORNER OF THE TRACT DEEDED TO LEROY J. BORRIES AND MARYANN BORRIES BY RALPH H. KOESTER AND MARIE C. KOESTER, ON AUGUST 16, 1968, RECORDED IN BOOK 384, PAGE 337, OF THE EFFINGHAM COUNTY RECORDS); THENCE SOUTH 0 DEGREES 11 MINUTES EAST 333 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF THE FRONTAGE ROAD CONVEYED TO THE STATE OF ILLINOIS BY WARRANTY DEED DATED JUNE 18, 1956, AND RECORDED IN BOOK 319, PAGE 482, OF THE EFFINGHAM COUNTY RECORDS; THENCE ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID FRONTAGE ROAD SOUTH 31 DEGREES 00 MINUTES WEST A DISTANCE OF 139 FEET; THENCE ALONG SAID FRONTAGE ROAD RIGHT-OF-WAY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 471.7 FEET, AND TANGENT TO THE LAST NAMED BEARING, FOR A DISTANCE OF 497.7 FEET; THENCE DUE SOUTH 20 FEET; THENCE DUE WEST 47 FEET; THENCE NORTH 0 DEGREES 11 MINUTES WEST 692 FEET, THENCE NORTH 89 DEGREES 49 MINUTES EAST 137 FEET TO THE SOUTHWEST CORNER OF THE AFORESAID TRACT DEEDED TO LEROY J. BORRIES AND MARYANN BORRIES; THENCE ALONG THE SOUTH LINE OF SAID TRACT, NORTH 85 DEGREES 58 MINUTES EAST, A DISTANCE OF 386.3 FEET TO THE PLACE OF BEGINNING.

PARCEL 2:

A PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 8 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF EFFINGHAM, COUNTY OF EFFINGHAM AND STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WEST 386.3 FEET AND SOUTH 0 DEGREES 11 MINUTES EAST 500 FEET FROM THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 18; THENCE SOUTH 85 DEGREES 58 MINUTES WEST 451.7 FEET; THENCE SOUTH 0 DEGREES 11 MINUTES EAST 761 FEET TO THE NORTH RIGHT-OF-WAY LINE OF A TOWNSHIP ROAD; THENCE EAST 314.7 FEET; THENCE NORTH 0 DEGREES 11 MINUTES WEST 692 FEET; THENCE NORTH 89 DEGREES 49 MINUTES EAST 137.0 FEET; THENCE NORTH 0 DEGREES 11 MINUTES WEST 100 FEET TO THE POINT OF BEGINNING.

THE ABOVE TWO TRACTS ARE ALSO DESCRIBED AS FOLLOWS:

A PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 8 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF EFFINGHAM, COUNTY OF EFFINGHAM AND STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 18; THENCE SOUTH 00 DEGREES 02 MINUTES 37 SECONDS EAST (RECORD BEARING SOUTH 00 DEGREES 11 MINUTES 00 SECONDS EAST), ALONG THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 18, A DISTANCE OF 571.65 FEET (RECORD DISTANCE OF 568.8 FEET) TO THE POINT OF BEGINNING (BEING THE SOUTHEAST CORNER OF THE TRACT DEEDED TO LEROY J. BORRIES AND MARYANN BORRIES BY

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RALPH H. KOESTER AND MARIE C. KOESTER, ON AUGUST 16, 1968, RECORDED IN BOOK 384, PAGE 337 OF THE EFFINGHAM COUNTY RECORDS);

THENCE SOUTH 00 DEGREES 02 MINUTES 37 SECONDS EAST (RECORD BEARING SOUTH 00 DEGREES 11 MINUTES 00 SECONDS EAST), A DISTANCE OF 333.82 FEET (RECORD DISTANCE 333 FEET), TO THE NORTHERLY RIGHT-OF-WAY LINE OF THE FRONTAGE ROAD CONVEYED TO THE STATE OF ILLINOIS BY WARRANTY DEED DATED JUNE 18, 1956 AS RECORDED IN BOOK 319, PAGE 482 OF THE EFFINGHAM COUNTY RECORDS;

THENCE ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID FRONTAGE ROAD, SOUTH 29 DEGREES 46 MINUTES 21 SECONDS WEST (RECORD BEARING SOUTH 31 DEGREES 00 MINUTES 00 SECONDS WEST), A DISTANCE OF 140.78 FEET (RECORD DISTANCE 139 FEET);

THENCE, ALONG SAID FRONTAGE ROAD RIGHT-OF-WAY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 471.70 FEET, AND TANGENT TO THE LAST NAMED BEARING, FOR A DISTANCE OF 497.98 FEET (RECORD DISTANCE OF 497.70 FEET);

THENCE SOUTH 00 DEGREES 15 MINUTES 37 SECONDS WEST (RECORD BEARING OF SOUTH), A DISTANCE OF 25.00 FEET (RECORD DISTANCE OF 20.00 FEET);

THENCE NORTH 89 DEGREES 44 MINUTES 23 SECONDS WEST (RECORD BEARING OF WEST), A DISTANCE OF 358.48 FEET (RECORD DISTANCE OF 361.70 FEET);

THENCE NORTH 00 DEGREES 11 MINUTES 52 SECONDS EAST (RECORD BEARING OF SOUTH 00 DEGREES 11 MINUTES 00 SECONDS EAST), A DISTANCE OF 764.15 FEET (RECORD DISTANCE OF 761.00 FEET), TO THE NORTH RIGHT-OF-WAY LINE OF TOWNSHIP ROAD;

THENCE NORTH 86 DEGREES 31 MINUTES 37 SECONDS EAST (RECORD BEARING OF SOUTH 85 DEGREES 58 MINUTES 00 SECONDS WEST), A DISTANCE OF 451.49 FEET (RECORD DISTANCE OF 451.70 FEET);

THENCE SOUTH 00 DEGREES 23 MINUTES 17 SECONDS EAST (RECORD BEARING OF NORTH 00 DEGREES 11 MINUTES 00 SECONDS WEST), A DISTANCE OF 100.00 FEET;

THENCE NORTH 86 DEGREES 14 MINUTES 22 SECONDS EAST (RECORD BEARING NORTH 85 DEGREES 58 MINUTES 00 SECONDS EAST), A DISTANCE OF 386.69 FEET (RECORD DISTANCE OF 386.30 FEET), TO THE PLACE OF BEGINNING.

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3.044 Elgin, IL
19 N. 430 Route 20
Hampshire, IL 60140
(TCA Site No. 44 – Elgin)

Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF KANE, STATE OF ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS:

THAT PART OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 AND OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 2, TOWNSHIP 42 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, KANE COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST 1/4 OF THE NORTHWEST 1/4; THENCE NORTH ALONG THE WEST LINE OF SAID SECTION 2 TO THE SOUTHWESTERLY LINE OF A TRACT OF LAND CONVEYED TO THE DEPARTMENT OF PUBLIC WORKS AND BUILDINGS OF THE STATE OF ILLINOIS BY DEED DATED JULY 16, 1958 RECORDED OCTOBER 27, 1958 IN BOOK 1926, PAGE 403, AS DOCUMENT NUMBER 873955; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY LINE TO THE NORTHEASTERLY LINE OF PARCEL N-48-26 ACQUIRED BY THE ILLINOIS STATE TOLLWAY HIGHWAY COMMISSION THROUGH PROCEEDINGS IN THE CIRCUIT COURT OF KANE COUNTY, AS CASE NO. 57-441; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE TO THE WEST LINE OF SAID SECTION 2; THENCE NORTH ALONG SAID WEST LINE TO THE POINT OF BEGINNING, IN THE TOWNSHIP OF HAMPSHIRE, KANE COUNTY, ILLINOIS.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

A PARCEL OF LAND BEING LOCATED IN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER AND OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 42 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, KANE COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID TRACT, SAID POINT BEING ON THE WESTERLY R.O.W. LINE OF U.S. ROUTE 20;

THENCE WITH SAID WESTERLY R.O.W. LINE SOUTH 40 DEGREES 01 MINUTES 05 SECONDS EAST A DISTANCE OF 488.59 FEET;

THENCE WITH SAID WESTERLY R.O.W. LINE ALONG THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A RADIUS OF 3521.20 FEET AND CENTRAL ANGLE OF 13 DEGREES 54 MINUTES 58 SECONDS, SAID CURVE HAVING A CHORD BEARING OF SOUTH 33 DEGREES 03 MINUTES 36 SECONDS EAST AND A CHORD DISTANCE OF 853.15; THENCE SOUTH 11 DEGREES 03 MINUTES 53 SECONDS EAST DEPARTING FROM SAID WESTERLY R.O.W. LINE A DISTANCE OF 411.81 FEET TO A POINT; THENCE NORTH 70 DEGREES 51 MINUTES 10 SECONDS WEST A DISTANCE OF 910.80 FEET TO A FOUND IRON BAR; THENCE NORTH 00 DEGREES 18 MINUTES 50 SECONDS EAST ALONG THE NORTHERN R.O.W. OF ILLINOIS NORTHWEST TOLLWAY, A DISTANCE OF 824.80 FEET; THENCE NORTH 00 DEGREES 25 MINUTES 21 SECONDS WEST A DISTANCE OF 369.85 FEET TO THE POINT OF BEGINNING, IN KANE COUNTY, ILLINOIS.

3.043 Mount Vernon, IL
4510 Broadway
Mt. Vernon, IL 62864
(TCA Site No. 43)

EXHIBIT A - LEGAL DESCRIPTION

The West Half of the East Half of the Southwest Quarter and the Five (5) Acres off the West side of the East Half of the East Half of the Southwest Quarter, EXCEPT Twenty-Five (25) Acres off the South end of the said two tracts, and the West Half of the Southwest Quarter of the Southwest Quarter; the Southwest Quarter of the Northwest Quarter of the Southwest Quarter; the Northeast Quarter of the Northwest Quarter of the Southwest Quarter and the Northwest Quarter of the Northwest Quarter of the Southwest Quarter all in Section 26, Township 2 South, Range 2 East of the Third Principal Meridian, and (18) acres off the West side of Lot (5), said Lot 5 being described as follows, to-wit: Beginning at the Northwest corner of the North half of the Northwest Quarter of Section 35 and running 122 rods East, thence South 38 rods, thence East 38 rods, thence South 1 rod, thence West 20 rods, thence South 1 rod, thence West 60 rods, thence South 2.40 rods, thence in a Southwesterly direction to a point on the West line of said North Half of the Northwest Quarter 19 rods North of the Southwest corner thereof, thence North with said West line 61 rods to the place of beginning, being a part of the North Half of the Northwest Quarter of Section 35, Township 2 south, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS,

EXCEPT HOWEVER the premises heretofore conveyed to the State of Illinois for the use of the Department of Public Works, and Buildings, more particularly described as follows:

Part of the East Half of the Southwest Quarter of Section 26 and part of Lot 5 of the North Half of the Northwest Quarter of Section 35; all in Township 2 South, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS, more particularly described as follows: TRACT I: Beginning at the Point of Intersection of the West line of the North Half of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian and a line 70 feet perpendicular distance Northwesterly of and parallel with the survey centerline for Relocated State Bond Issue Route 15, as recorded in Cabinet 1, Drawer B, Instrument No. 188, in the Office of the Recorder of needs of JEFFERSON COUNTY, ILLINOIS; thence Northeasterly along a line 70 feet Northwesterly of and parallel with the said recorded survey centerline for Relocated S.B.I. Route 15 to a point on a line perpendicular to the said recorded survey centerline for Relocated S.B.I. Route 15 at Station 509+00; thence Northeasterly along a straight line to a point 85 feet Northwesterly of and on a line perpendicular to the said recorded survey centerline for Relocated S.B.I. Route 15 at Station 511+00; thence Northeasterly along a line 85 feet Northwesterly of and parallel with the said recorded survey centerline for Relocated S.B.I. Route 15 to a point on the East line of the West 18 acres of Lot 5 of the North Half of the Northwest Quarter of said Section 35; thence southerly along the East line of the said West 18 acres to a point on the

Continued on next page

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center of the Mt. Vernon and Ashley Road; thence Southwesterly along the center of said road to a point on the West line of the North Half of the Northwest Quarter of said Section 35; thence Northerly along the West line of the North half of the Northwest Quarter of said Section 35 to the point of beginning; TRACT II: All that part of the West Half of the East Half of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian and all that part of the West 5 acres of the East Half of the East Half of the Southwest Quarter of said Section 26, except 25 acres off the South end of the said two tracts, lying northeasterly, of a line 165 feet perpendicular distance Southwesterly of and parallel with the survey centerline for Federal Aid Interstate Route 57, as recorded in Book 299 of Miscellaneous Deeds, Page 344 in the office of the Recorder of Deeds of JEFFERSON COUNTY, ILLINOIS;

And further EXCEPT from all the above described real estate all that part conveyed by the Union Oil Company of California, a California Corporation to Gould, Inc., a Delaware Corporation by Special Warranty Deed dated March 27, 1979 and recorded May 18, 1979 in Cabinet 2, Drawer S, Instrument No. 3239 in the office the Recorder of JEFFERSON COUNTY, ILLINOIS and Corrective Deed dated August 20, 1979 and Recorded August 30, 1979 in Cabinet 2, Drawer T, Instrument No. 1530 in the office of the Recorder of JEFFERSON COUNTY, ILLINOIS and more specifically described as follows, to-wit:

A part of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS, more particularly described as follows: COMMENCING at a stone at the Southwest corner of said Section 26, thence North 00 degrees 01 minutes 22 seconds East along the West line of said Section 26, a distance of 2,641.82 feet, more or less, to a point, said point being the Northwest corner of the Southwest Quarter of said Section 26 thence South 89 degrees 50 minutes 23 seconds East along the Northern Line of the Southwest Quarter of said Section 26, a distance of 50.00 feet to the POINT OF BEGINNING, continuing thence South 89 degrees 50 minutes 23 seconds East a distance of 1,373.31 feet to a concrete monument on the westerly Right-of-Way line of Interstate 57; thence along a chord bearing and distance, South 12 degrees 16 minutes 54 seconds East, 1,250.00 feet to an iron pin, thence South 89 degrees 21 minutes 03 seconds West a distance of 350.00 feet to an iron pin, thence North 00 degrees 31 minutes 38 seconds West a distance of 525.00 feet thence

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South 89 degrees 02 minutes 25 seconds West a distance of 1,284.87 feet to an iron pin set 50 feet Easterly of the West line of said Southwest Quarter in Section 26; thence North 00 degrees 01 minutes 22 seconds East along a line 50 feet Easterly of and parallel to the said West line of said Southwest Quarter a distance of 725.12 feet to the POINT OF BEGINNING; containing in all 27.12 acres, mote or less;

And further EXCEPT al that part of all the above described real estate as conveyed to the City of Mt. Vernon, Illinois for the sole purpose of constructing and maintaining a permanent roadway for the use of the general public by Deed of Dedication dated January 11, 1979 and recorded February 7, 1979 in Cabinet 2, Drawer S, Instrument No. 1527 in the office of the Recorder of JEFFERSON COUNTY, Illinois and more particularly described as follows, to-wit:

50 feet in even width, off the West side of all that part of the Northwest Quarter of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian, which lies North of Illinois Route 15 Right-of-Way as now located, and also 50 feet in even width, off of the West side of the South Hall of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian;

Also EXCEPT from all the above described real estate an undivided one-half (1/2) interest in and to the coal, oil, gas and other minerals underlying the surface thereof together with the right to mine and remove the same as reserved in the Warranty Deed dated August 28, 1969 and recorded August 28, 1969 in Cabinet 1, Drawer E, Instrument No. 3273 in the office of the Recorder of Deeds of JEFFERSON COUNTY, ILLINOIS from Gerald B. Metcalf, Ruth B. Metcalf, husband and wife et. al. to Union Oil Company of California, a California Corporation;

And further except that Parcel of land conveyed by Special Warranty Deed recorded December 16, 1994 in Cabinet 5, Drawer 2, Instrument No. 2977 from National Auto/Truck Stops, Inc. to Darrell G. Jent and Shirley F. Jent more particularly. described as:

A part of the Southwest Quarter of the Northwest Quarter of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS, being more particularly described as follows; Commencing at an

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iron pin at the Northwest Corner of said Southwest Quarter of the Northwest Quarter of the Southwest Quarter; thence South 89 degrees 17 minutes 31 seconds East along the North line of said Southwest Quarter of the Northwest Quarter of the Southwest Quarter, a distance of 50.0 feet to an iron pin at the point of beginning; thence continuing South 89 degrees 17 minutes 31 seconds East along said North line of the Southwest Quarter of the Northwest Quarter of the Southwest Quarter, a distance of 622.47 feet to an iron. pin; thence South 00 degrees 40 minutes 26 seconds West along the East line of said Southwest Quarter of the Northwest Quarter of the Southwest Quarter, a distance of 730.44 feet to an iron pin; thence North 89 degrees 16 minutes 00 seconds West, a distance of 624.03 feet to a point on the East right-of-way line of a 50 foot roadway shown by Deed of Dedication in Cabinet 2, Drawer S, Instrument No. 1527 in the office of the Recorder of Deeds of Jefferson County, Illinois; thence North 00 degrees 47 minutes 44 seconds East along the East right-of-way line of said 50 foot roadway, a distance of 730.17 feet to the point of beginning containing 10.449 acres.

And further except that part of the premises in question as conveyed August 1, 1996 in Cabinet 5, Drawer 5, Instrument No. 3914 in Corporate Warranty Deed dated July 30, 1996 and recorded August 1, 1996 from National Auto/Truck Stops, Inc. to the City of Mt. Vernon, Illinois more particularly described as follows:

A part of the West 18 acres of Lot 5 in the North Half of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian; all being situated in JEFFERSON COUNTY, ILLINOIS and being more particularly described as follows: Commencing at a stone at the Northwest corner of said Section 35; thence South 89 degrees 23 minutes 51 seconds East 50 feet to the East line of a 50 foot dedicated roadway as recorded in Cabinet 2, Drawer S, Instrument No. 1527 in the Office of the Recorder of Deeds of Jefferson County also the Point of beginning. Thence continuing South 89 degrees 23 minutes 51 seconds East 20 feet to a point; thence South 00 degrees 28 minutes 44 seconds West 20 feet East of and parallel to the East line of said dedicated roadway a distance of 515.44 feet to a point; thence Southeasterly to a point lying 90 feet perpendicular distance northerly of the survey centerline of relocated S.B.I. Route 15 at Station 505+02; thence Southeasterly to a point lying 70 feet perpendicular distance

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northerly of the survey centerline of relocated S.B.I. Route 15 at Station 505+22; thence Southwesterly along the North right-of-way line of relocated S.B.I. Route 15 to the Intersection of the North right-of-way line of relocated S.B.I Route 15 with the East line of said 50 foot dedicated roadway; thence North 00 degrees 28 minutes 44 seconds East along the East line of said dedicated 50 foot roadway and parallel with the West line of said Section 35 a distance of 924.94:feet to the point of beginning containing 0.94 acres.

All of the above situated in the COUNTY OF JEFFERSON AND STATE OF ILLINOIS.

All the above described property described as follows:

A part Of the West Half of the Southwest Quarter of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian; a part of the West 18 Acres of Lot 5 in the North half of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian, all being situated in JEFFERSON COUNTY, ILLINOIS and being more particularly described as follows: Commencing at a stone at the Southwest corner of said Section 26; thence South 89 degrees 08 minutes 36 seconds East (Assumed Bearing) along the South line of said Section 26; a distance of 50.00 feet to an iron pipe on the East right-of-way line of Davidson (Variable width) Avenue and the point of beginning of the tract of land herein described; thence North 00 degrees 47 minutes 44 seconds East along said Easterly right-of-way line, a distance of 1,262.80 feet to an iron pipe; thence South 89 degrees 16 minutes 02 seconds East and leaving said right-of-way line, a distance of 624.03 feet to an iron pin on the East line of said West Half of the Southwest Quarter of the Southwest Quarter of said Section 26; thence South 00 degrees 40 minutes 25 seconds West along said East line, a distance of 1,264.15 feet to an iron pipe on the North line of said Section 35; thence South 89degrees 23 minutes 51 seconds East along said North line, a distance of 219.89 feet (220 feet record) to an iron pin; thence South 00 degrees 54 minutes 11 seconds West along the East line of the West 18 acres of said Lot 5 in the North Half of the Northwest Quarter of said Section 35, a distance of 644.82 feet (644.87 feet record) to an iron pipe on the Northerly right-of-way line of Broadway (Variable width) (A/K/A relocated State Bond Issue Route 15 as recorded in Cabinet 1, Drawer B, Instrument No. 188 in the Jefferson County, Illinois,

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Recorder’s Records) being on a 3,522.75 foot radius non tangent curve to the left having a chord 151.21 feet in length bearing South 75 degrees 17 minutes 38 seconds West; thence Southwesterly along said curve and Northerly right-of-way line an arc distance of 151.21 feet to an iron pin; thence South 68 degrees 25 minutes 18 seconds West along said Northerly right-of-way line a distance of 203.55 feet to an iron pin; thence South 72 degrees 02 minutes 38 seconds West along said Northerly right-of-way line a distance of 273.34 feet to an iron pipe at the beginning of a 3,367.87 foot radius tangent curve to the right; thence Southwesterly along said curve and Northerly right-of-way line, an arc distance of 103.15 feet to an iron pin; thence North 60 degrees 28 minutes 25 seconds West along the Easterly right-of-way line of said Davidson Avenue, a distance of 27.96 feet to an iron pin; thence North 16 degrees 04 minutes 16 seconds West along said Easterly right-of-way line, a distance of 369.25 feet to an iron pipe; thence North 00 degrees 28 minutes 44 seconds East along said Easterly right-of-way line, a distance of 515.44 feet to an iron pipe on the said North line of Section 35; thence North 89 degrees 08 minutes 36 seconds West along said North section line, a distance of 20.00 feet to the point of beginning, containing 1,413,432 square feet or 32.45 acres, more or less. Situated in the COUNTY OF JEFFERSON STATE OF ILLINOIS.

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3.030 Chicago North, IL
16650 Russell Rd.
P.O. Box 99
Russell, IL 60075
(TCA Site No. 30 — Chicago North)

Legal Description

PARCEL 1:

THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 9, TOWNSHIP 46 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THE NORTH 28 RODS 4 FEET 8 INCHES OF THE EAST 28 RODS 4 FEET 8 INCHES THEREOF) AND ( EXCEPT THAT PART THEREOF CONVEYED BY JAMES STRAHAN AND GRACE STRAHAN, HIS WIFE, TO STEVE CACKOVIC AND PAULINE CAKOVIC, HIS WIFE, BY WARRANTY DEED DATED MARCH 4, 1940 AND RECORDED MARCH 13, 1940 AS DOCUMENT NUMBER 474962; IN BOOK 458 OF DEEDS, PAGE 312, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID QUARTER SECTION AND RUNNING THENCE SOUTHERLY ALONG THE CENTER OF U.S. HIGHWAY NO. 41, 240 FEET; THENCE EASTERLY PARALLEL WITH THE NORTH LINE OF SAID SECTION 9, 160 FEET; THENCE NORTHERLY PARALLEL WITH THE WEST LINE OF SAID SECTION 9, 240 FEET TO THE CENTER OF HIGHWAY 19; THENCE WESTERLY ALONG THE CENTER OF COUNTY HIGHWAY 19 TO THE POINT OF BEGINNING) AND (EXCEPT THAT PART CONDEMNED FOR TOLLROAD PURPOSES BY PROCEEDINGS HAD IN THE CIRCUIT COURT AS GENERAL NO. 14808), LAKE COUNTY, ILLINOIS.

PARCEL 2:

THE NORTH 28 RODS, 4 FEET AND 8 INCHES OF THE EAST 28 RODS, 4 FEET 8 INCHES OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 9, TOWNSHIP 46 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPT THE WEST 90 FEET OF THE NORTH 200 FEET THEREOF AND EXCEPT THAT PART THEREOF CONDEMNED FOR HIGHWAY PURPOSED BY PROCEEDINGS HAD IN THE COUNTY COURT OF LAKE COUNTY, ILLINOIS, AS CASE NO. 14808 ON JUDGEMENT OF TAKING ENTERED MARCH 18, 1958), IN LAKE COUNTY, ILLINOIS. ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

THAT PART OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 9, TOWNSHIP 46 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER; THENCE EASTERLY ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER A DISTANCE OF 160.0 FEET FOR THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 23 MINUTES 30 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 240.00 FEET; THENCE NORTH 89 DEGREES 54 MINUTES 59 SECONDS WEST PARALLEL WITH THE NORTH LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 97.13 FEET TO THE EASTERLY LINE OF U.S. ROUTE 41 AS DEDICATED BY DOCUMENT NUMBER 406896; THENCE SOUTH 00 DEGREES 21 MINUTES 03 SECONDS WEST ALONG SAID EASTERLY LINE, A DISTANCE OF 1726.29 FEET TO A POINT OF CURVE IN SAID EASTERLY LINE; THENCE SOUTHERLY ALONG SAID EASTERLY LINE, BEING ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 1557.28 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 697.40 FEET TO THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 9, AS AFORESAID; THENCE SOUTH 89 DEGREES 52 MINUTES 45 SECONDS EAST ALONG SAID SOUTH LINE, A DISTANCE OF 822.50 FEET TO THE EASTERLY LINE OF PROPERTY CONDEMNED FOR TOLLROAD PURPOSES BY PROCEEDINGS HAD IN THE CIRCUIT COURT AS GENERAL NO. 14808; THENCE NORTH 13 DEGREES 09

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MINUTES 42 SECONDS EAST ALONG SAID EASTERLY LINE, A DISTANCE OF 144.48 FEET TO A POINT OF CURVE; THENCE CONTINUING ALONG SAID EASTERLY LINE, BEING ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 5641.58 FEET AND A CHORD BEARING OF NORTH 06 DEGREES 46 MINUTES 49 SECONDS EAST, AN ARC DISTANCE OF 580.49 FEET TO A POINT OF TANGENCY; THENCE NORTH 03 DEGREES 49 MINUTES 57 SECONDS EAST ALONG SAID EASTERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 590.78 FEET TO A POINT OF CURVE TO THE LEFT, HAVING A RADIUS OF 7500.44 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 1136.46 FEET TO A JOG IN SAID EASTERLY LINE; THENCE NORTH 89 DEGREES 54 MINUTES 59 SECONDS WEST ALONG SAID LINE AND ALONG THE SOUTHERLY LINE OF PROPERTY DEDICATED BY DOCUMENT NUMBER 1002316, A DISTANCE OF 295.46 FEET TO THE WEST LINE OF PROPERTY DEDICATION BEING ALSO THE WEST LINE OF THE EAST 28 RODS 4 FEET 8 INCHES OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 9, AS AFORESAID:

THENCE NORTH 00 DEGREES 25 MINUTES 47 SECONDS EAST, A DISTANCE OF 200.00 FEET TO THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 9; THENCE NORTH 89 DEGREES 54 MINUTES 59 SECONDS WEST ALONG SAID NORTH LINE, A DISTANCE OF 699.45 FEET TO THE POINT OF BEGINNING, ALL IN LAKE COUNTY, ILLINOIS.

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3.199 Troy, IL
819 Edwardsville Road
Troy, IL 62294
(TCA Site No. 199)

LEGAL DESCRIPTION

A tract of land in the Southwest Quarter of Section 5, Township 3 North, Range 7 West of the Third Principal Meridian, Madison County, Illinois, being more particularly described as follows:

Beginning at an iron rod at the Northeast corner of the Southwest Quarter of the Southwest Quarter of Section 5; thence South 88 degrees 25 minutes 28 seconds East (based on Grid North, Illinois Slate Plane Coordinate System, West zone) along the North line of the Southeast Quarter of the Southwest Quarter of Sections 5 a distance of 213.13 feet to an iron rod; thence South 0 degrees 32 minutes 22 seconds West and parallel with the West line or the Southeast Quarter of the Southwest Quarter of Sections a distance of 1218.12 feet to an iron rod at the Northeast corner of that tract conveyed to the State of Illinois by deed recorded In Book 3491 on Page 198 of the Madison County records; thence North 88 degrees 45 minutes 08 seconds West along the North right of way line of F.A.U. Route 9396 (Illinois Route 162) 213.11 feet to the West line of the Southeast Quarter of the Southwest Quarter of Section 5; thence North 0 degrees 32 minutes 22 seconds East along said West line 25.00 feet; thence North 88 degrees 45 minutes 08 seconds West along said North right of way line 165.03 feet to a point located 100 feet right of highway station 11+60; thence North 31 degrees 29 minutes 15 seconds West along said North right of way line 166.43 feet to a point located 240 feet right of highway station 12+50; thence North 43 degrees 23 minutes 25 seconds West 338.28 feet in a point in the East right of way line of Federal Aid Route 190 (Interstate Route 55-70) located 405 feet left of station 1347+50; thence North 33 degrees 45 minutes 58 seconds West 145.00 feet to a point located 300 feet left of station 1346+50; thence North 19 degrees 42 minutes 59 seconds West 177.55 feet to a point located 205 feet left of station 1345+00; thence North 6 degrees 39 minutes 33 seconds West 105.95 feet to a point located 170 feet left of station 1344+00; thence North 1 degrees 19 minutes 16 seconds East 101.98 feel to a point located 150 feet left of station 1343+00; thence North 12 degrees 37 minutes 52 seconds East along the East right of way line of Federal Aid Route 190 a distance of 331.87 feet to an Iron rod In the North line of the south 88 degrees 25 minutes 28 seconds East along said North line 573.62 feat to the point or beginning, containing 19.98 acres (870,135 square feet),

EXCEPTING THEREFROM that part conveyed to Louis Buesking by Quit Claim Deed recorded July 15, 1999 in Book 4337 Page 1333, more particularly described as fellows:

Part of the Southwest Quarter of Section 5, Township 3 North, Range 7 West of the Third Principal Meridian, Madison County, Illinois, described as follows;

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CONTINUATION OF EXHIBIT “A”

Commencing at the Northeast corner of the Northwest Quarter of said Southwest Quarter, thence, South 00 degrees 00 minutes 30 seconds East (bearing assumed) along the East line of said Northwest Quarter of the Southwest Quarter, 1330.89 feet to the North line of the South Half of said Southwest Quarter as surveyed by James E. Pauk dated March 25, 1993, said point being the point of beginning; thence, N. 88 degrees 49 minutes 20 seconds West along said North line of the South Half of the Southwest Quarter, 576.06 feet to the East R.O.W. line of U.S. Route 55-70 (F.A.R. 190); thence, South 12 degrees 18 minutes 18 seconds West along said East R.O.W. line of U.S. Route 55-70 (F.A.R. 190), 2.15 feet to the existing fence line; thence, South 88 degrees 14 minutes 15 seconds East along said existing fence fine, 93.66 feet to a point which Is 50.2 feet South of the Southwest corner of the existing Arrow truck building; thence, continuing along said existing fence line, South 88 degrees 14 minutes 55 seconds East 80.70 feet to a point which is 51.2 feet South of the Southeast corner of said existing Arrow Truck building; thence, continuing along said existing fence line, South 88 degrees 14 minutes 55 seconds East 51.89 feet; thence continuing along said existing fence line, South 88 degrees 45 minutes 11 seconds East, 63.79 feet; thence, South 89 degrees 30 minutes 52 seconds East, 286.51 feet to an existing concrete monument; thence, North 00 degrees 00 minutes 30 seconds West, 3.22 feet to the point of beginning.

Except coal, gas and other mineral rights conveyed, excepted or reserved in prior conveyances.

Permanent Parcel No. 09-1-22-05-00-000-009 Permanent Parcel No. 09-1-22-05-00-000-009.001

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3.102 Clayton, IN
10346 S. State Rd. 39
Clayton, IN 46118
(TCA Site No. 102)

Legal Description

North Parcel

A part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West located in Liberty Township, Hendricks County, Indiana, being bounded as follows:

Commencing at the northeast corner (railroad spike found) of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, said point being South 89 degrees 54 minutes 15 seconds West (assumed bearing) from the northeast corner (iron rod found) of the Northwest Quarter of Section 36, Township 14 North, Range 1 West: thence South 00 degrees 10 minutes 53 seconds East 1036.86 feet on the along the east line of said Northeast Quarter; thence South 89 degrees 58 minutes 48 seconds West 27.09 feet to 5/8” iron rod with cap, said point being on the northerly right-of-way line of Interstate 70, said point also being the POINIT OF BEGINNING of this description; (the following three (3) courses are on and along the northerly right - of - way line of said Interstate 70) 1.) thence South 67 degrees 56 minutes 00 seconds West 86.86 feet to a 5/8” iron rod with cap; 2.) thence South 65 degrees 04 minutes 15 seconds West 400.50 feet to a 5/8” iron rod with cap; 3.) thence South 67 degrees 56 minutes 00 seconds West 254.99 feet to a 5/8” iron rod with cap; thence North 00 degrees 06 minutes 26 seconds West 297.00 feet to a 5/8” iron rod with cap; thence North 89 degrees 58 minutes 48 seconds East 680.56 feet parallel with the north line of said Northeast Quarter to the POINT OF BEGINNING.

South Parcel

A part of the west half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, located in Liberty Township, Hendricks County, Indiana, being bounded as follows:

Commencing at the northwest corner (railroad spike found) of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, said point being South 89 degrees 54 minutes 15 seconds West (assumed bearing) from the northeast corner (iron rod found) of said Northwest Quarter, thence North 89 degrees 54 minutes 15 seconds East 1318.42 feet to the Northeast corner of the west half of said Northwest Quarter, said point being collinear and equidistant from the northwest corner of the northeast corner of said Northwest Quarter, thence south 00 degrees 21 minutes 30 seconds East 2115.58 feet of and along the east line of the west half of said Northwest Quarter; thence North 89 degrees 27 minutes 15 seconds West 20.00. feet to a 5/8” iron rod with cap, said point being the POINT OF BEGINNING of this description; thence North 89 degrees 27 minutes 15 seconds West 450.00 feet to a 5/8” iron rod with cap; thence North 00 degrees 21 minutes 30 seconds West 365.13 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; thence South 89 degrees 48 minutes 40 seconds West 210.48 feet to a 5/8” iron rod with cap; thence North 38 degrees 09 minutes 09 seconds West 604.25 feet to the southerly right - of - way line of Interstate 70, said point being 5/8”, iron rod with cap; (the following three (3) courses are on and along the southerly right-of-way line of Interstate 70, 1.) thence North 70 degrees 13 minutes 26 seconds East 49.16 feet to the point of curvature of a curve to the right, said point being North 19 degrees 46 minutes 34 seconds West 1819.86 feet from the radius point of said curve, said point being 5/8” iron rod with cap; 2.) thence 616.78 feet on and along said curve to the right to the point of tangency of said curve to the right, said point being North 00 degrees 21 minutes 28 seconds West 1819.86 feet from the radius point of said curve, said point being 5/8” iron road with cap; 3.) thence South

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88 degrees 05 minutes 09 seconds East 252.18 feet to the westerly right - of - way line of State Road 39 approach to Interstate 70, said point being a 5/8” iron rod with cap; (the following four (4) courses are on and along the westerly right-of-way line of the State Road 39 approach to Interstate 70), 1.) thence South 37 degrees 06 minutes 39 seconds East 62.40 feet to a 5/8” iron rod with cap; 2.) thence South 12 degrees 45 minutes 57 seconds East 255.98 feet to a 5/8” iron rod with cap; 3.) thence South 00 degrees 21 minutes 30 seconds East 169.13 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 4.) thence North 89 degrees 27 minutes 15 seconds West 45.00 feet to the westerly access right-of-way line of the State Road 39 approach to Interstate 70, said point being a P K nail; (the following four (4) courses are on and along the westerly access right-of-way line of the State Road 39 approach to Interstate 70, 1.) thence South 00 degrees 21 minutes 30 seconds East 231.58 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 2.) thence North 89 degrees 38 minutes 30 seconds East 45.00 feet to a 5/8” iron rod with cap; 3.) thence South 00 degrees 21 minutes 30 seconds. East 150.00 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 4.)thence South 35 degrees 21 minutes 10 seconds East 61.03 feet to the westerly right-of-way line of State Road 39, said point being a 5/8” iron rod with cap; thence South 00 degrees 21 minutes 30 seconds East 60.20 feet on and along the westerly right-of-way line of State Road 39 and parallel with the east line of the west half of said Northwest Quarter to the POINT OF BEGINNING.

All of the above-described Parcels being the same as follows:

Parcel I

Part of the W 1/2 of the NW 1/4 of Section 36, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as Follows:

Commencing at the NE corner of said 1/2-1/4 Section; running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said 1/2 - 1/4 Section 2115.68 feet; thence North 89 degrees 27 minutes 15 seconds West 20 feet to the beginning point of the description, said point being on the West R/W line of State Road 39; running thence North 89 degrees 27 minutes 15 seconds West 450 feet; thence North 0 degrees 21 minutes 30 seconds West 500.00 feet; Thence North 89 degrees 27 minutes 15 seconds West 130.6 feet; thence North 27 degrees 06 minutes 30 seconds West 132 feet; thence North 00 degrees 21 minutes 30 seconds West 332.95 feet to the South R/W line of the Southwest ramp of I-70, said R/W line being on a curve having a radius of 1819.86 feet and a Delta angle of 6 degrees 14 minutes; thence and Easterly direction along side R/W line 261.50 feet; thence South 88 degrees 05 minutes 10 seconds East and along said R/W line 252.20 feet to the westerly R/W line of State Road 39 approach to I-70; thence South 37 degrees 08 minutes 30 seconds East and along said R/W line 62.43 feet; thence South 12 degrees 46 minutes East and along said R/W line 255.97 feet; thence South 00 degrees 21 minutes 30 seconds East and along said R/W line 169.13 feet; thence North 89 degrees 27 minutes 15 seconds West 45 feet to the Access R/W line of State Road 39 approach to I-70; thence South 00 degrees 21 minutes 30 seconds East and along said R/W line 231.58 feet; thence South 89 degrees 38 minutes 30 seconds East and along said R/W line 45 feet; thence South 0 degrees 21 minutes 30 seconds East and along said R/W line 150 feet; thence South 35 degrees 21 minutes 10 seconds East and along said R/W line 61.03 feet to the West R/W line of State Road 39; thence South 0 degrees 21 minutes 30 seconds East and along said R/W line 69.68 feet to the point of beginning.

Parcel II

Part of the West half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of said half quarter section, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said half quarter section 1615.68 feet; thence North 89 degrees 27 minutes 15 seconds West 470 feet to the beginning point of this description; running thence South 0 degrees 21 minutes 30 seconds East 134.87 feet; thence South 89 degrees 48 minutes 40 seconds West 850.27 feet to the

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West line of said half quarter section, thence North 0 degrees 21 minutes 30 seconds West and along said West line 389.13 feet to the Southerly right of way line on Interstate # 70; thence North 70 degrees 13 minutes 26 seconds East and along said right of way line 334.93 feet to the P.C. of a curve to the right, said curve having a Delta of 11 degrees 11 minutes 04 seconds and a radius of 1819.86 feet; thence in a Northeasterly direction along said curve and along said right of way line 355.25 feet; thence South 0 degrees 21 minutes 30 seconds East 332.95 feet; thence South 27 degrees 06 minutes 30 seconds East 132 feet; thence South 89 degrees 27 minutes 15 seconds East 130.50 feet to the point of beginning.

Parcel III

Part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of the West half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, in said Hendricks County, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said half Quarter Section 1615.68 feet; thence North 89 degrees 27 minutes 15 seconds West 470 feet; thence South 0 degrees 21 minutes 30 seconds East 134.87 feet; thence South 89 degrees 48 minutes 40 seconds West 850.27 feet to the East line of the Northeast Quarter of said Section 35, said point of being the beginning point of this description; running thence South 89 degrees 48 minutes 40 seconds West 711.60 feet; thence North 0 degrees 01 minutes 15 seconds West 143.40 feet to the Southerly right of way line of Interstate #70; thence North 67 degrees 56 minutes East and along said right of way line 358.95 feet; thence North 73 degrees 52 minutes 15 seconds East and along said right of way line 327.93 feet thence North 70 degrees 13 minutes 26 seconds East and along said right of way line 65.38 feet to the East line of the Northeast Quarter of said Section 35;  thence South 0 degrees 21 minutes 30 seconds East along said East line 389.13 to the point of beginning.

Parcel IV

Part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of said Quarter Section, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said Quarter Section 1036.86feet; thence North 89 degrees 56 minutes West and parallel with the North line of said quarter Section, 40.58 feet to the Northerly right of way line of Interstate Highway No. 70, said point being the beginning point of this description; running thence South 67 degrees 56 minutes West and along said right of way line 74.14 feet; thence South 65 degrees 04 minutes 20 seconds West and along said right of way line 400.50 feet; thence South 67 degrees 56 minutes West and along said right of way line 253.66 feet; thence North 0 degrees 01 minutes 15 seconds West 292.72 feet to a point 1036.86 feet South of the North line of said Quarter Section; thence South 89 degrees 56 minutes East 667.07 feet to the point of beginning.

Exception

Part of the Northwest Quarter of Section 36 and the Northeast Quarter of Section 35, both in Township 14 North; Range 1 West, Hendricks County, Indiana, and more particularly described as follows:

COMMENCING at the Northeast corner of the West Half of the Northwest Quarter of said section 36, thence South 00 degrees 21 minutes 30 seconds East along the East line thereof a distance of 1744.52 feet, thence South 89 degrees 48 minutes 40 seconds West 680.42 feet to the point of beginning of the real estate described herein; continuing thence South 89 degrees 48 minutes 40 seconds West 1351.39 feet; thence North 00 degrees 20 minutes 06 seconds West 143.40 feet to a point on the Southerly right of way of I-70; thence on the following three courses along said right of way; (1) North 67 degrees 56 minutes 00 seconds East 358.95 feet; (2) North 73

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degrees 52 minutes 15 seconds East 327.93 feet; (3) North 70 degrees 13 minutes 26 seconds East 346.27 feet; thence South 38 degrees 09 minutes 09 seconds East 613.01 feet, to the Point of Beginning.

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3.010 Gary, IN
2510 Burr Street
P.O. Box 409
Gary, IN 46406
(TCA Site No. 10)

Legal Description

Parcel 1:

The East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 30 North, Range 9 West of the 2nd P.M., in Lake County, Indiana except that part described as follows:

Part of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 36 North, Range 9 West of the 2nd P.M., described as commencing at a point on the Southeast corner of the Northeast 1/4 of the Southwest 1/4 in said section 13, said point being point of beginning; thence in a Westerly direction on the South 1/4 section line of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of said section 13, a distance of 527.8 feet; thence in a Northerly direction parallel to the West line of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of said Section 13, a distance of 256.3 feet; thence in a Northeasterly direction a distance of 12.5 feet to a point being 260 feet from the said South line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in a Northeasterly direction a distance of 246.4 feet to a point being 300 feet from the East 1/4 section line of the Northeast 1/4 of the Southwest 1/4 of said section 13, measured at right angles; thence in a Northeasterly direction a distance of 151.2 feet to a point being 215 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in a Northeasterly direction a distance of 211.5 feet to a point being 190 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in an Easterly direction a distance of 105 feet to a point being 85 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in a Northeasterly direction a distance of 382.9 feet to a point being 30 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in an Easterly direction a distance of 30 feet to a point; thence in a Southerly direction on the said East property line a distance of 1089 feet to the point of beginning, also except that part described as:

That part of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 36 North, Range 9 West of the 2nd p.m., described as follows: Beginning at a point on the East line of the Northeast 1/4 of the Southwest 1/4 of said section 13, 1089 feet North of the Southeast corner thereof; thence West along a line at right angles to said East line a distance of 30 feet; thence in a Southwesterly direction a distance of 332.9 feet to a point being 85 feet West of the East line of said Northeast 1/4 of the Southwest 1/4 of section 13, measured a right angles thereto; thence West along a line perpendicular to the East line of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 442.77 feet to the West line of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of said section 13; thence North along the West line of the East 527.8 feet of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 610.88 feet to the North line of the Northeast 1/4 of the Southwest 1/4 of section 13; thence East along the North line of said Northeast 1/4 of the Southwest 1/4 a distance of 527.8 feet to the Northeast corner thereof; thence South along the East line of the Northeast 1/4 of the Southwest 1/4 of section 13 to the point of beginning, in Lake County, Indiana

Parcel 2:

An irregular shaped parcel of land in the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m., Calumet Township, Lake County, Indiana described as commencing at a point on the East line of said Northeast 1/4 of the Southwest 1/4 (said East line being also the centerline of Burr Street) 1079.3 feet North of the Southeast corner of the Northeast 1/4 of the Southwest 1/4 of Section 13; thence West on a line which is parallel to and 240 feet South of the North line of said Southwest 1/4 of section 13 (which North line is also the centerline of 25th Avenue) a distance of 31.41 feet to the point of beginning thence in a Southwesterly direction a distance of 373.10 feet to a point being 85 feet West of the East line of said Northeast

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1/4 of the Southwest 1/4 measured at right angles thereto; thence West along a line perpendicular to the East line of said Southwest 1/4 a distance of 15 feet; thence Northeasterly along a line parallel to aforesaid 373.10 foot line 30.0 feet; thence East parallel to aforesaid 15 foot line 9.95 feet to a line that is parallel to and 5 feet from aforesaid 373.10 foot line; thence Northeasterly parallel to and 5 feet from aforesaid 373.10 foot line a distance of 279.26 feet to the intersection of a line that is parallel to and 45 feet West of the East line said Northeast 1/4 of the Southwest 1/4; thence North on said 45 foot parallel line 63.31 feet to the South line of property conveyed to Humble Oil and Refining Company in deed record 1326, page 192, in the Recorders Office of Lake County Indiana; thence East along said Humble Oil and Refining Companys South property line 13.59 feet to the point of beginning.

Parcel 3:

A part of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, Range 9 West of the 2nd p.m., in Calumet Township, Lake County, Indiana, described as beginning at the Northeast corner of the Southwest 1/4 which is the interesection of the centerline of 25th Avenue and the centerline of Burr Street; thence Westerly on the North line of said Southwest 1/4 240 feet; thence Southerly parallel to the East line of said Southwest 1/4 240 feet; thence Easterly parallel to the North line of said Southwest 1/4 240 feet to the East line of said Southwest 1/4 said point being 1079.3 feet North of the Southeast corner of said Northeast 1/4 of the Southwest 1/4 as measured along the East line of said 1/4 1/4 section; thence Northerly on the East line of said Southwest 1/4 240 feet to the point of beginning, except therefrom the North 40 feet which is embraced in the right of way of 25th Avenue, and except the East 40 feet thereof which is embraced in the right of way of Burr Street.

Parcel 4:

The West 231.9 feet of the East 263.9 feet of the West 791.7 feet of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m., in Lake county, Indiana, excepting therefrom a parcel described as follows:

Commencing at a point on the West line of said tract 190.0 feet North of the Southwest corer of said tract; thence South 190.0 feet to said Southwest corner; thence East along the South line of said Northeast 1/4 of the Southwest 1/4 231.9 feet to the Southeast corner of said tract; thence North along the East line of said tract 248.0 feet; thence Southwesterly 239.04 feet to the point of beginning, all in Lake County, Indiana

Parcel 5:

A parcel described as follows:

Commencing at the Southeasterly point of parcel 4 above; thence North 74.3 feet to the Northeast corner of parcel 4 above; thence East 32 feet to a point, thence South 1074.3 feet to a point; thence West to the point of beginning, all in the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m., in Lake County, Indiana.

Parcel 6:

That part of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd P.M., described as follows:

Beginning at a point on the East line of the Northeast 1/4 of the Southwest 1/4 of said section 13, 1089 feet North of the Southeast corner thereof, thence West along a line at right angles to said East line a distance of 30 feet; thence in a Southwesterly direction a distance of 382.9 feet to a point being 85 feet West of the East line of said Northeast 1/4 of the Southwest 1/4 of section 13, measured at right angles thereto; thence West along a line perpendicular to the East line of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 442.77 feet to the West line of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of section 13; thence North

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along the West line of the East 527.9 feet of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 610.88 feet to the North line of the Northeast 1/4 of the Southwest 1/4 of section 13; thence East along the North line of said Northeast 1/4 of the Southwest 1/4 a distance of 527.8 feet to the Northeast corner thereof; thence South along the East line of the Northeast 1/4 of the Southwest 1/4 of section 13 to the point of beginning, in Lake County, Indiana, except therefrom that part described as:

A part of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m. in Calumet Township, Lake County, Indiana, described as beginning at the Northeast corner of the Southwest 1/4 which is the intersection of the center line of 25th Avenue and the centerline of Burr Street; thence Westerly on the North line of said Southwest 1/4 240 feet; thence Southerly parallel to the East line of said Southwest 1/4 240 feet; thence Easterly parallel to the North line of said Southwest 1/4 240 feet to the East line of said Southwest 1/4 said point being 1079.3 feet North of the East line of said Southwest 1/4 240 feet to the point of beginning, and also except therefrom that part described as follows: an irregular shaped parcel of land in the northeast 1/4 of the Southwest 1/4 of Section 13, township 36 North, Range 9 West of the 2nd P.M. Calumet Township, Lake County, Indiana, described as commencing at a point on the East line of said Northeast 1/4 of the Southwest 1/4 (said East line being also the centerline of Burr Street) 1079.3 feet North of the Southeast corner of the Northeast 1/4 of the Southwest 1/4 of Section 13; thence West on a line which is parallel to and 240 feet south of the North line of said Southwest 1/4 of section 13 (which North line is also the center line of 25th Avenue) a distance of 31.41 feet to the point of beginning, thence in a Southwesterly direction a distance of 373.10 feet to a point being 85 feet West of the East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles thereto; thence West along a line perpendicular to the East line of said Southwest 1/4 a distance of 15 feet; thence Northeasterly along a line parallel to aforesaid 373.10 foot line 30.0 feet; thence East parallel to aforesaid 15 foot line 9.95 feet to a line that is parallel to and 5 feet from aforesaid 373.10 foot line thence Northeasterly parallel to and 5 feet from aforesaid 373.10 foot line a distance of 279.26 feet to the intersection of a line that is parallel to and 45 feet West of the East line of said Northeast 1/4 of the Southwest 1/4; thence North on said 45 foot parallel line 63.31 feet to the South line of property conveyed to Humble Oil and Refining Company in Deed Record 1326, page 192, in the Recorder’s Office of Lake County, Indiana; thence East along said Humble Oil and Refining Company’s South property line 13.59 feet to the place of beginning.

Parcel 7:

The South 1/2 of the West 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd Principal Meridian, in Lake County, Indiana, except that part lying south of the following described line: Commencing on the West line of the aforesaid 1/4 1/4 199.0 feet North of the Southwest corner thereof, thence East 33.0 feet parallel with the South line of said Northeast 1/4 of the Southwest 1/4, thence Southeasterly 50.87 feet to a point 174.00 feet North of said South line, thence Easterly 450.75 feet to a point on the East line of said West 527.8 feet being 188.0 feet North of the South line of said Northeast 1/4 of the Southwest 1/4.

Parcel 8:

Lot 7 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, Page 49, in the Office of the Recorder of Lake County, Indiana.

Parcel 9:

Lot 9 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, Page 49, in the Office of the Recorder of Lake County, Indiana.

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Parcel 10:

Lot 10 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, Page 49, in the Office of the Recorder of Lake County, Indiana.

Parcel 11:

Lots 11 and 12 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, page 49, in the Office of the Recorder of Lake County, Indiana

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3.219 Lake Station, IN
1201 Ripley Street
Lake Station, IN 46405
(TCA Site No. 219)

Legal Description

Parcel 1: Part of the West 1/2 of the Northwest 1/4 of Section 9, Township 36 North, Range 7 West of the Second Principal Meridian, Lake County, Indiana, more particularly described as follows: Commencing at the point of Intersection of the Southerly line of the 150 foot wide Northern Indiana Public Service Company Right-of-Way with the East line of the West 1/2 of the Northwest 1/4 of said Section 9; thence south 00 degrees 04 Minutes East along the East line of the West 1/2 of the Northwest 1/4 of said Section 9 a distance of 252.81 feet; thence South 89 Degrees 56 Minutes West, 268.43 feet to the Point of Beginning of this described parcel; thence South 86 Degrees 26 Minutes West, 738.41 feet more or less to a point in the center line of Indiana State Road 51, which is 220 feet South of the South line of the 150 foot wide Northern Indiana Public Service Company Right-of-way; thence South 00 Degrees 02 minutes West, 299.08 feet; thence East at right angles, 306.72 feet; thence Northeasterly with an interior angle of 140 degrees 00 Minutes for a distance of 558.08 feet more or less to the point of beginning.

Parcel 2: Part of the West 1/2 of the Northwest 1/4 Section and Township 36 North, Range 7, West of the Second Principal Meridian, more particularly described as follows: Commencing at a point on the center line of State Road 51 and 833.88 feet North of the Southwest corner thereof; thence East at right angles a distance of 806.72 feet; thence Southeasterly with a deflection angle of 40 Degrees a distance of 584.25 feet; thence East with a deflection angle of 40 Degrees a distance of 260.56 feet more or less to the centerline of Burns Ditch; thence Northeasterly along the center line of Burns Ditch to a point on the East line of the West 1/2 of the Northwest 1/4 of said Section 9; thence North along the East line of the West 1/2 of the Northwest 1/4 of said Section 9 a distance of 1221.41 feet more or less; thence West on a line at right angles to State Road 51 a distance of 258.43 feet more or less to a point 734.23 feet East of the corner line of said State Road 51; thence Southwesterly with a deflection angle of 40 degrees distance of 558.08 feet; thence West with a deflection angle of 40 Degrees a distance of 306.72 feet to the center line of State Road 51; thence South along the center line of State Road 51 a distance of 500 feet to the Point of Beginning. Except therefrom that part, if any, lying Southeasterly of the corner line of Burns Ditch, Lake County, Indiana.

3.220 Porter, IN
1600 West US Hwy 20
Porter, IN 46304
(TCA Site No. 220)

Legal Description

Parcel 1:

That part of Government Lot Number 4 in Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, Lot Number 4 being the Northwest Quarter of said Section 34, South of the Indian Boundary Line; and that part of the Southwest Quarter of said Section 34 lying South of the South right-of-way line of the New York Central Railroad Company, and North of the center line of U.S. Highway Number 20, and being the East 348 feet by rectangular measurement of said above described parcels between North and South limits.

Less and Except

A tract of land in Government Lot 4 in the Northwest 1/4 of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter county, Indiana, said tract being located in the Northwest corner of Parcel 2 as conveyed by L & G Truckers City, Inc., to Roadway Motor Plazas, Inc., in a corporate Warranty Deed dated January 9,1989, and recorded in the Office of the Recorder of Porter County, Indiana, as Document Number 89-00569 on January 12, 1989, in Deed Record 394, Page 91, said tract described as follows:

Beginning at the Northwest corner of said Parcel 2, said point of beginning being on the Southerly line of the Conrail right of way, 1528.40 feet East of the West line of said Section 34 as measured at right angles to said West line; thence South 82 degrees 08 minutes 07 seconds East, along said Southerly right of way line, 324 feet; thence South 65 degrees 09 minutes 54 seconds West, 353.96 feet to a point on the West line of said Parcel 2, 193 feet South of the point of beginning; thence North 00 degrees 04 minutes 50 seconds East, along said West line and parallel with the West line of said Section 34,193 feet to the point of beginning.

Parcel 2:

A parcel of land in the Northeast Quarter and the Southeast Quarter of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, more particularly described as follows: Commencing at the Northwest corner of the Southeast Quarter of said Section 34, said point also being the Southwest corner of the Northeast Quarter of said Section 34; thence North, along the West line of said Northeast Quarter, 167.9 feet; thence South 50 degrees 49 minutes East, 32.59 feet to a line being parallel to and 25 feet East of the West line of said Northeast Quarter; thence South, along said parallel line, 147.94 feet to the South line of said Southeast Quarter; thence continuing South, along a line being parallel to and 25 feat East of the West line of the Southeast Quarter of said Section 34, to the centerline of U.S. Highway Number 20; thence Southwesterly, along said centerline, to its intersection with the West line of said Southeast Quartet Section; thence North, along said West line of said Southeast Quarter, 383.60 feet, more or less, to the point of beginning.

Parcel 3:

A parcel of land in the Southwest Quarter of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, being more particularly described as follows: Beginning at a point located 1,528.40 feet East and 1,545.10 feet North of the Southwest corner of said Southwest Quarter, said point also being on the North right-of-way line of U.S. Road Number 20; thence North, parallel to the West line of

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said Southwest Quarter, a distance of 809.50 feet; thence South 89 degrees 22 minutes East a distance of 398.32 feet; thence South 00 degrees 02 minutes West a distance of 551.36 feet to the North right-of-way line of U.S. Road Number 20; thence South 57 degrees 29 minutes West, along said North right-of way line, a distance of 472.03 feet to the point of beginning.

Parcel 4:

That part of Government Lot 4 in Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in the Town of Porter, Porter County, Indiana, (which is in the Northwest Quarter of said Section 34 South of the Indian Boundary Line) and that part of the Southwest Quarter of said Section 34 lying South of the right-of-way of the New York Central Railroad and North of the center line of U.S. Highway Number 20 and further being the West 312 feet of the East 660 feet of said factions between above North and South limits.

Parcel 5:

A parcel of land in Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, North of U.S. Highway Number 20 and South of the Penn-Central Railroad right-of-way, more particularly described as follows: Beginning at a point 2354.6 feet North and 1528.4 feet East of the Southwest corner of Section 34, Township 37 North, Range 6 West; thence Northerly parallel to the West line of said Section 34, a distance of 315.71 feet to a pipe; thence continuing Northerly parallel to said West line 678.91 feet to the South right-of-way line of the Penn-central Railroad; thence Southeasterly bearing South 82 degrees 12 minutes 40 seconds East along said Penn-Central right-of-way, 463.57 feet; thence Southerly bearing South 01 minute and 11 seconds East, a distance of 1446 feet to the North line of U.S. Highway Number 20; thence Southwesterly along said North right-of-way line 73.97 feet thence Northerly along a line parallel to said West line of Section 34, a distance of 551.36 feet; thence Westerly bearing North 89 degrees 28 minutes West 398.32 feet to the point of beginning;

ALL OF THE FOREGOING PARCELS BEING AND INTENDING to be the same property as set forth on a survey dated May 4, 1999, made by John A. Doyle & Associates, Inc., and described as follows:

A parcel of land in Section 34, Township 37 North, Rings 6 West of the Second Principal Meridian in the Town of Porter, Porter County Indiana, comprising a part of Government Lot 4 (said Lot 4 being the Northwest Quarter of said Section 34 South of the Indian Boundary Line) and those parts of the Northeast Quarter, the Southeast Quarter, and the Southwest Quarter of said Section 34 lying South of the South right-of-way line of the New York Central Railroad Company and North of the North right-of-way line of U.S. Highway Number 20, and being more particularly described as follows: Beginning at a point located 1,528.40 feet East and 1,545.10 feet North of the Southwest corner of the Southwest Quarter of said Section 34, said point of beginning being also on the North tight-of way line of U.S. Highway Number 20; thence North parallel with the West line of said Southwest Quarter a distance of 1,804.12 feet to a point in the South right-of-way line of the New York Central Railroad Company; thence South 82 degrees 12 minutes 40 seconds East a distance of 1,129.75 feet along said South right-of-way line to a point in the West line of the Northeast Quarter of said Section 34; thence South along said West line to a point which is 167.9 feet North of the Southwest corner of said Northwest Quarter and 551.5 feet North of the center line of U.S. Highway Number 20; thence South 50 degrees 49 minutes East a distance of 32.59 feet to a line parallel with and 25 feet East of the West line of said Northeast Quarter; thence South along said parallel line a distance of 147.94 feet to the South line of said Northeast Quarter; thence continuing South along a line parallel with and 25 feet East of the West line of the Southeast Quarter of said Section 34 to the North right-of-way line of U.S. Highway Number 20; thence Southwesterly along said North right-of-way line to the point of beginning

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AND EXCEPTING THEREFROM THE FOLLOWNG:

A tract of land in Government Lot 4 in the Northwest 1/4 of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Potter county, Indiana, said tract being located In the Northwest corner of Parcel 2 as conveyed by L & G Truckers City, Inc., to Roadway Motor Plazas, Inc., in a corporate Warranty Deed dated January 9, 1989, and recorded in the Office of the Recorder of Porter County, Indiana, as Document Number 89-00569 on January 12, 1989, in Deed Record 394, Page 91, said tract described as follows;

Beginning at the Northwest corner of said Parcel 2, said point of beginning being on the Southerly line of the Conrail right of way, 1528.40 feet East of the West line of said Section 34 as measured to a right angles to said West line; thence South 82 degrees 08 minutes 07 seconds East, along said Southerly right of way line, 324 feet; thence South 65 degrees 09 minutes 54 seconds West, 353.96 feet to a point on the West line of said Parcel 2,193 feet South of the point of beginning; thence North 00 degrees 04 minutes 50 seconds East, along said West line and parallel with the West line of said Section 34,193 feet to the point of beginning.

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3.065 Seymour, IN
2636 E. Tipton Street
Seymour, IN 47274
(TCA Site No. 65)

Legal Description

A part of the Southeast quarter of Section Fifteen (15), Township Six (6) North, Range Six (6) East, more particularly described as follows: Commencing at the Southeast corner of the section; thence along the East line of said section, North 00 degrees 58 minutes 00 seconds East (an assumed bearing) 295.92 feet to a set P.K. nail at the point of beginning of this description; thence along the North line of Commerce Park (a commercial subdivision in Jackson County); South 89 degrees 42 minutes 59 seconds West 1339.24 feet to a found iron pin on the West line of the Southeast quarter of the Southeast quarter of Section 15; thence along said West line, North 01 degrees 49 minutes 58 seconds East, 363.00 feet to a found iron pin; thence continuing North 01 degree, 49 minutes 58 seconds East, 424.78 feet to a set iron pin on the Southerly right-of-way of a Frontage Road; thence along said right-of-way the following courses: South 89 degrees 53 minutes 28 seconds East, 403.65 feet to a set iron pin at a point of curvature; thence following the arc of a 100 foot radius curve to the left, a true arc distance of 157.08 feet to a set drill hole at a point of tangent, said curve has a chord which is 141.42 feet in length and bears North 44 degrees 04 minutes 46 seconds East; thence continuing along said right-of-way, North 01 degree 11 minutes 25 seconds West 14.38 feet to a set drill hole on the Southerly right-of-way of US Highway 50; thence along said right-of-way the following courses: North 89 degrees 44 minutes 08 seconds East 122.12 feet to a set chiseled “X” in conc.. curb; thence North 80 degrees 03 minutes 05 seconds East 354.68 feet to a found iron pin; thence leaving said right-of-way, South 00 degrees 36 minutes 05 seconds West 300.13 feet to a found iron pin; thence South 89 degrees 24 minutes 05 seconds East 355.04 feet to a set P.K. nail on the East line of said Section 15; thence along said section line, South 00 degrees 58 minutes 00 seconds West, 291.07 feet to a set P.K. nail; thence south 89 degrees 37 minutes 40 seconds West, 250.29 feet to a found iron pin; thence South 00 degrees 53 minutes 10 seconds West 200.00 feet to a set iron pin; thence North 89 degrees 37 minutes 40 seconds East 250.00 feet to a set P.K nail on the East line of said Section 15; thence along said East line, South 00 degrees 58 minutes 00 seconds West, 163.00 feet to the point of beginning, containing 23.366 acres, more or less EXCEPTING THEREFROM a portion of the above described parcel the following: A part of the Southeast quarter of Section Fifteen (15), Township Six (6) North, Range Six (6) East, more particularly described as follows: Commencing at the Southeast corner of said section; thence along the East line of said section, North 00 degrees 58 minutes 00 seconds East (as assumed bearing), 295.92 feet to a P.K. nail set; thence along the North line of Commerce Park (a commercial subdivision in Jackson County), South 89 degrees 42 minutes 59 seconds West 853.24 feet, the point of beginning of this description; thence continuing along the North line of Commerce Park, South 89 degrees 42 minutes 59 seconds West 486.00 feet to an iron pin on the West line of the Southeast quarter of the Southeast quarter of said Section 15; thence along said West line, North 01 degree 49 minutes 58 seconds East 787.78 feet to an iron pin on the Southerly right-of-way of a frontage road; thence along said right-of-way South 89 degrees 53 minutes 28 seconds East 348.50 feet to a point on the said Southerly right-of-way; thence South 05 degrees 56 minutes 32 seconds East 146.91 feet to a point; thence South 76 degrees 25 minutes 28 seconds West 62.58 feet to a point; thence South 06 degrees 12 minutes 00 seconds East, 242.80 feet to a point; thence North 89 degrees 43 minutes 00 seconds East 143.17 feet to a point; thence South 01 degree 42 minutes 59 seconds West 382.99 feet to the point of beginning, containing 322,078.7215 square feet, 7.3939 acres, more or less.

3.173 Whitestown, IN
5930 E. State Road 334
Whitestown, IN 46075
(TCA Site No. 173)

Legal Description

All that certain real property located in the County of Boone, State of Indiana, more particularly described as follows:

A part of the Northeast Quarter of Section 1, Township 17 North, Range I East, Perry Township, Boone County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 1, Township 17 North, Range I East, said point being North 85 degrees 03 minutes 37 seconds East 2,604.50 feet from the Southwest corner (PK nail found at the Boone County Surveyor’s referenced location) of said Northeast Quarter, said point also being South 01 degree 03 minutes 36 seconds West 2,698.00 feet from the Northeast corner (stone found at the Boone County Surveyor’s referenced location) of said Northeast Quarter; thence North 01 degree 03 minutes 36 seconds East 181.07 feet on and along the east line of said Northeast Quarter, thence South 88 degrees 03 minutes 37 seconds West 6.25 feet parallel with the south line of said Northeast Quarter to the Point of Beginning of this description, said point being an 5/8” Iron rod with cap, said point being previously described in Deed Record 184, Page 636 as being on the East line of said Northeast Quarter, said point also being on the northerly right-of-way line of the State Road 334 approach to 1-65 (the next five courses are in and along said right-of-way line); 1.) thence South 62 degrees 05 minutes 24 seconds West 180.45 feet to a 5/8” Iron rod with cap (0.4 feet, more or less, Northwest of an existing right-of-way marker); 2.) thence South 73 degrees 09 minutes 10 seconds West 192.43 feet to 5/8” iron rod with cap (6.4 feet, more or less, East of an existing right-of-way, marker), said point being on a curve to the right, said point also being South 09 degrees 52 minutes 46 seconds East 1,383.88 feet from the radius point of said curve; 3.) thence westerly 244.66 feet on and along said curve to the right to the point of tangency, said point being a 5/8” iron rod with cap (0.10 feet, more or less, East of an existing right-of-way marker), said point also being South 00 degrees 15 minutes 00 seconds West 1,383.88 feet from the radius point of said curve; 4.) thence North 89 degrees 45 minutes 00 seconds West 146.50 feet to a 5/8” iron rod with cap; 5.) thence North 66 degrees 17 minutes 50 seconds West 108.73 feet to a 5/8” iron rod with cap. (0.3 feet, more or less, East of an existing right-of-way marker, said point also being on the easterly right-of-way line of Old State Road 52 (Lakeview Drive) (the next three courses are on and along said right-of-way line); 1.) thence North 34 degrees 59 minutes 00 seconds West 71.58 feet to a 5/8” iron rod with cap; 2.) thence North 35 degrees 23 minutes 00 seconds West 179.72 feet to a 5/8” iron rod with cap, said point also being the point of curvature of a curve to the left, said point being North 54 degrees 37 minutes 00 seconds East 8,595.59 feet from the radius point of said curve; 3.) thence Northwesterly 523.65 feet on and along said curve to a 5/8” iron rod with cap (3.0 feet, more or less, south and 4.5 feet, more or less, east on an existing iron rod with Carl Anderson cap), said point being North 51 degrees 07 minutes 34 seconds East 8,595.59 feet from the radius point of said curve; thence North 00 degrees 10 minutes 00 seconds East 1,489.50 feet to an iron rod, said point, also being on the Southwesterly right-of-way line of Interstate 65 (the next three courses are on and along said right-of-way line); 1.) thence South 43 degrees 27 minutes 00 seconds West 1,419.17 feet to a 5/8” iron rod with cap (0.8 feet, more or less, east of an existing right-of-way marker); 2.) thence South 40 degrees 30 minutes 00 seconds East 200.00 feet to a 5/8” iron rod with cap (0.4 feet, more or less, East of an existing right-of-way marker; 3.) thence South 26 degrees 43 minutes 40 seconds East 422.40 feet to a 5/8” iron rod with cap (0.38 feet, more or less, North and 1.64 feet, more or less, west of an existing 1/2” iron rod); said point being South 88 degrees 03 minutes 32 seconds West 8.54 feet from the East line of said Northeast Quarter; thence South 00 degrees 46 minutes 00 seconds West 436.24 feet to the POINT OF BEGINNING. Containing 38.85 acres, more or less, being subject to all applicable easements and rights-of-way of record.

All of the above described land being the same as follows:

1

Part of the Northeast Quarter of Section 1, Township 17 North, Range I East, Boone County, Indiana, more particularly described as follows:

Commencing at the Southeast corner of said 114 Section running thence North 0 degrees 46 minutes East and along the East line of said 114 Section 212.50 feet to the beginning point of this description, said point being on the Northerly right of way line of State Road 334 approach to 1-65; (the next five courses being along said RIW line); thence South 62 degrees 08 minutes 24 seconds West 180.45 feet; thence South 73 degrees 09 minutes 10 seconds West 192.43 feet to a point on a curve to the right, said curve having a radius of 1,383.88 feet; thence Westerly along said curve 244.66 feet to the P.T. of said curve; thence North 89 degrees 45 minutes West 146.50 feet; thence North 66 degrees 17 minutes 50 seconds West 108.73 feet to the Easterly R/W line of State Road 52; (the next three courses being along said R/W Line running thence North 34 degrees 69 minutes West 71.58 feet; North 35 degrees 23 minutes West 179.72 feet to the P.C. of a curve to the left, said curve having a radius of 8,595.59 feet; thence in a Northwesterly direction along said curve 523.66 feet; thence North 0 degrees 10 minutes East 1,489.50 feet to the Southwesterly R/W line of 1-65; (the next three courses being along said R/W Line); running thence South 43 degrees 27 minutes East 1419.17 feet; thence South 40 degrees 30 minutes East 200 feet; thence South 26 degrees 43 minutes 40 seconds East 422.40 feet to the East line of said 1/4 Section; thence South 0 degrees 46 minutes West and along said East Line 436.24 feet to the point of beginning.

2

3.066 Council Bluffs, IA
3210 South 7th Street
Council Bluffs, IA 51501
(TCA Site No. 66)

That part of the NW 1/4 of Section 12, Township 74, Range 44 described as follows:

Commencing at the Southeast corner of the NW 1/4 of said Section 12; thence North 1317.5 feet; thence S 89 degrees 23 minutes 20 seconds W 631.8 feet to the point of beginning; thence S 89 degrees 23 minutes 20 seconds W 1091.8 feet; thence S 00 degrees 04 minutes E 260 feet; thence N 89 degrees 23 minutes 20 seconds E 1275.8 feet; thence N 35 degrees 37 minutes 20 seconds W 316.8 feet to the point of beginning; except that part described as follows: The South 20 feet of the West 276.0 feet of the East 378.0 feet and the East 102 feet, as measured along the South line of subject property.

AND

Part of the W 1/2 NE 1/4 NW 1/4 of Section 12, Township 74, Range 44, Pottawattamie County, Iowa, more particularly described as follows:

Commencing at the Northwest corner of the W 1/2 NE 1/4 NW 1/4 of the said Section 12, and running thence South along the West line of the said W 1/2 NE 1/4 NW 1/4 a distance of 687.75 feet to the point of beginning, thence South along the same line 623.25 feet; thence N 89 degrees 39 minutes E 592.0 feet, thence N 1 degree 17 minutes W 153.8 feet, thence N 35 degrees 28 minutes W 149.8 feet, thence Northwesterly 396.14 feet along a 1970 foot radius curve whose 395.88 foot chord bears 29 degrees 42 minutes W, thence West 305.48 feet to the point of beginning, Pottawattamie County, Iowa.

ALSO DESCRIBED AS FOLLOWS:

COMPOSITE LEGAL DESCRIPTION:

Parts of the SW 1/4 NW 1/4; SE 1/4 NW 1/4 and NE l/4 NW 1/4 all in Section l2, Township 74, Range 44, City of Council Bluffs, Pottawattamie County, Iowa (lying North of 32nd Avenue and between South 7th Street and 9th Street), described as follows:

Commencing at the Southeast corner NW 1/4 of said Section 12, thence along the East line NW 1/4 North 1317.5 feet (deed call), thence S 89 degrees 23 minutes 20 seconds W 631.80 feet to the Westerly R.O.W. of South 7th Street and the point of beginning, thence along said R.O.W. S 35 degrees 37 minutes 20 seconds E 165.08 feet, thence along the West line of an exception parcel S 0 degrees 09 minutes 49 seconds E 74.11 feet to a point of curvature, thence Southwesterly on a 50.41 foot radius curve to the right an arc length of 78.79 feet (chord S 44 degrees 36 minutes 50 seconds W 71.01 feet) to the North R.O.W. of 32nd Avenue, thence along said R.O.W. S 89 degrees 23 minutes 16 seconds W 1138.33 feet to the East R.O.W. of South 9th Street, thence along said R.O.W. N 0 degrees 03 minutes 32 seconds W 259.35 feet (Deed = N 0 degrees 04 minutes W 260 feet), thence N 89 degrees 23 minutes 20 seconds E 400.31 feet (Deed = 400.0 feet), thence N 0 degrees 04 minutes 06 seconds W 623.92 feet (Deed = North 623.26 feet), thence N 89 degrees 45 minutes 44 seconds E 305.55 feet (Deed = East 305.48 feet) to the Westerly R.O.W. of South 7th Street in a curve, thence Southeasterly on a 1970.00 foot radius curve to the left concave Northeasterly an arc distance of 396.62 feet with a chord bearing S 29 degrees 50 minutes 29 seconds E 395.95 feet (Deed = 396.14 feet and a chord of S 29 degrees 42 minutes E 395.88 feet), thence S 35 degrees 24 minutes 48 seconds E 149.77 feet (Deed = S 35 degrees 28 minutes E 149.8 feet), thence S 1 degree 15 minutes 00 seconds E 153.40 feet (Deed = S 1 degree 17 minutes E 153.8 feet), thence N 89 degrees 23 minutes 20 seconds E 99.80 feet to the point of beginning.

Bearings are based upon an original deed assuming the East line NW 1/4 Section 12, Township 74, Range 44 is bearing North-South.

EXHIBIT A (Cont.)

EXCEPT THE FOLLOWING DESCRIBED PARCELS A and B:

Parcel A:

Part of the SW 1/4 NW 1/4 in Section 12 Township 74 North Range 44 West of the 5th P.M., City of Council Bluffs, Pottawattamie County, Iowa; described as follows:

Commencing at the southeast corner NW 1/4 of said Section 12, thence along the East line NW l/4 North 1317.5 feet (deed call), thence S 89 degrees 23 minutes 20 seconds W 631.80 feet to the westerly right of way of South 7th Street, thence along said right of way S 35 degrees 37 minutes 20 seconds E 165.08 feet thence S 0 degrees 09 minutes 49 seconds E 74.11 feet to a point of curvature, thence Southwesterly on a 50.41 foot radius curve to the right an arc length of 78.79 feet (chord bears S 44 degrees 36 minutes 50 seconds W 71.01 feet) to the North right of way of 32nd Avenue, thence along said right of way S 89 degrees 23 minutes 16 seconds W 737.98 feet to the point of beginning on the East line of the SW 1/4 NW 1/4 in Section 22-74-44, thence continue on north right of way of 32nd Avenue S 89 degrees 23 minutes 16 seconds W 400.35 feet to the East right of way of South 9th Street, thence along said right of way N 0 degrees 03 minutes 32 seconds W 259.35 feet (deed = N 0 degrees 04 minutes W 260 feet), thence N 89 degrees 23 minutes 20 seconds E 400.31 feet (deed = 400.0 feet) to the Northeast Corner of the SW 1/4 NW 1/4, thence along the East line of the SW 1/4 NW 1/4 S 0 degrees 04 minutes 06 seconds E 259.34 feet to the point of beginning.

Note: Bearings for the above Parcel A description are assumed and based on a survey by Kenny’s Surveying for the National Auto/Truck Stop dated 1/25/93.

Parcel B:

Part of the Northeast Quarter of the Northwest Quarter and the Southeast Quarter of the Northwest Quarter of Section 12, Township 74 North, Range 44 West of the 5th P.M., Pottawattamie County, Iowa, more particularly described as follows: Commencing at the Southeast corner of the Northwest Quarter of said Section 12; thence North 0 degrees 00 minutes 00 seconds East 1,663.98 feet; thence South 89 degrees 42 minutes 08 seconds West 872.64 feet to the point of beginning; thence South 89 degrees 42 minutes 08 seconds West 451.50 feet; thence North 0 degrees 04 minutes 06 seconds West 270.00 feet; thence North 89 degrees 47 minutes 47 seconds East 305.61 feet; thence along a 1970.00 foot radius curve to the left an arc length of 306.25 feet, with a chord of South 28 degrees 32 minutes 51 seconds East 305.94 feet to the point of beginning. Note: The East line of the Northwest Quarter of Section 12 Township 74 North, Range 44 West is assumed to bear North 0 degrees 00 minutes 00 seconds East.

3.093 Florence, KY
7777 Burlington Pike
Florence, KY 41042
(TCA Site No. 93)

Legal Description

PARCEL 1:  LOCATED GENERALLY IN PRECINCT #4 OF THE CITY OF FLORENCE, BOONE COUNTY, KENTUCKY, ON THE SOUTHEAST CORNER OF THE INTERSECTION OF RELOCATED TANNER’S LANE (SERVICE ROAD #1 AND KENTUCKY HIGHWAY 318 AND DESCRIBED PARTICULARLY BY METES AND BOUNDS THUS: BEGINNING AT THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE (76 FEET FROM CENTERLINE) OF KENTUCKY STATE HIGHWAY #18 WITH THE EAST RIGHT OF WAY LINE (25 FEET FROM CENTERLINE) OF THE RELOCATED PORTION OF TANNER’S LANE; THENCE ALONG SAID LINE OF SAID STATE HIGHWAY SOUTH 81 DEGREES 47’ 30” EAST, 118.49 FEET; SOUTH 88 DEGREES 10’ 20” EAST, 238.72 FEET TO A POINT THEREIN; THENCE LEAVING SAID HIGHWAY AND RUNNING WITH LINES OF THE ORIGINAL SCHREIVER 16.75 ACRE TRACT, SOUTH 2 DEGREES 53’ 30” EAST, 306.13 FEET; SOUTH 88 DEGREES 54’ 00” EAST, 323.00 FEET; SOUTH 83 DEGREES 29’ 00” EAST, 115.23 FEET; SOUTH 43 DEGREES 7’ 30” WEST 672.00 FEET; SOUTH 46 DEGREES 31’ 50” WEST, 565.72 FEET TO A POINT IN THE EAST RIGHT OF WAY LINE OF TANNER’S LANE; THENCE ALONG AND WITH SAID RIGHT OF WAY LINE (25 FEET FROM CENTERLINE) WITH TANGENTS OF CURVES THEREIN, NORTH 44 DEGREES 24’ 50” WEST, 167.38 FEET; NORTH 37 DEGREES 16’ 00” WEST, 234.22 FEET; NORTH 7 DEGREES 6’ 15” WEST, 143.12 FEET; NORTH 17 DEGREES 49’ 00” EAST, 538.44 FEET TO A POINT IN THE SAID EAST RIGHT OF WAY LINE OF TANNER’S LANE; NORTH 32 DEGREES 00’ 00” EAST, 326.46 FEET TO THE PLACE OF BEGINNING.

LESS AND EXCEPTING THAT PORTION OF THE PREMISES CONVEYED TO THE CITY OF FLORENCE IN HIGHWAY DEED BOOK 7 PAGE 638 AND TO QUEEN CITY SELF STORAGE IN DEED BOOK 301 PAGE 40.

PARCEL II: LOCATED GENERALLY IN THE CITY OF FLORENCE, BOONE COUNTY, KENTUCKY, SOUTH OF KENTUCKY HIGHWAY NO. 18 AND APPROXIMATELY 1,000 FEET EAST OF THE CENTERLINE OF INTERSTATE HIGHWAY NO. 75 AND DESCRIBED PARTICULARLY THUS; BEGINNING AT AN IRON PIN THE NORTHEAST CORNER OF THE ORIGINAL RAY HANSER LOT (DEED BOOK 153, PAGE 222 BOONE COUNTY CLERK’S RECORDS) WHICH IS SOUTH 81 DEGREES 7’ 30” EAST 118.49 FEET, SOUTH 86 DEGREES 10’ 20” EAST 238.72 FEET, NORTH 2 DEGREES 53’ 30” WEST 25 FEET, SOUTH 86 DEGREES 54’ 40” EAST 39.37 FEET, SOUTH 2 DEGREES 54’ 55” EAST 162.70 FEET FROM THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF KENTUCKY HIGHWAY NO. 18 REVISED WITH THE EAST RIGHT OF WAY LINE OF SERVICES ROAD NO. 10 AND I-75; THENCE WITH THE SOUTH LINE OF THE PROPERTY OF IPHIGENE NORTH 89 DEGREES 41’ 00” EAST 202.20 FEET TO AN IRON PIN ON THE NORTHEAST CORNER OF SAID RAY HANSER LOT; THENCE WITH THE WEST LINE OF THE PROPERTY OF TINNIE LAND, SOUTH 0 DEGREES 57’ 00” EAST 84.66 FEET TO AN IRON PIN THE NORTHEAST CORNER OF THE FLOYD WILCOXEN LOT; THENCE WITH THE NORTH LINE OF SAID LOT SOUTH 88 DEGREES 34’ 20” WEST 199.36 FEET TO AN IRON PIN THE NORTHWEST CORNER OF SAID WILCOXEN LOT IN THE EAST LINE OF A STRIP OF LAND JOINTLY OWNED BY RAY HANSER AND FLOYD WILCOXEN WHICH IS DESIGNATED FOR ACCESS; THENCE THEREWITH NORTH 2 DEGREES 46’ 55” WEST 88.60 FEET TO THE PLACE OF BEGINNING, CONTAINING 0.398 ACRES, MORE OR LESS.

ALSO: LOCATED GENERALLY IN THE CITY OF FLORENCE, BOONE COUNTY, KENTUCKY SOUTH OF KENTUCKY HIGHWAY NO. 18 AND APPROXIMATELY 1,000 FEET EAST OF THE CENTERLINE OF INTERSTATE HIGHWAY NO. 75 AND DESCRIBED PARTICULARLY THUS; BEGINNING AT AN IRON PIN THE NORTHWEST CORNER OF THE ORIGINAL FLOYD WILCOXEN LOT WHICH IS SOUTH 81 DEGREES 47’ 30” EAST, 118.49 FEET, SOUTH 86 DEGREES 10’ 20” EAST 238.72 FEET, NORTH 2 DEGREES 63’ 30” WEST 25 FEET, SOUTH 86 DEGREES 54’ 40” EAST 39.37 FEET, SOUTH 2 DEGREES 54’ 55” EAST 162.70 FEET, SOUTH 2 DEGREES 46’ 55” EAST 88.60 FEET FROM THE

INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF KENTUCKY HIGHWAY NO. 18 REVISED WITH THE EAST RIGHT OF WAY LINE OF SERVICE ROAD NO. 10 AND I-75; THENCE WITH THE COMMON LINE OF THE PROPERTIES OF SAID HANSER AND SAID WILCOXEN NORTH 88 DEGREES 34’ 20” EAST 199.36 FEET TO AN IRON PIN THE NORTHEAST CORNER OF THE ORIGINAL FLOYD WILCOXEN LOT; THENCE WITH THE WEST LINE OF THE TINNIE LAND PROPERTY SOUTH 0 DEGREES 57’ 00” EAST 87.31 FEET OR SUFFICIENT TO REACH THE NORTH LINE OF THE PROPERTY OF THE PURE OIL COMPANY; THENCE THEREWITH NORTH 88 DEGREES 54’ 00” WEST 196.96 FEET TO AN IRON PIN THE ORIGINAL SOUTHWEST CORNER OF THE FLOYD WILCOXEN LOT IN SAID LINE OF SAID PURE OIL COMPANY LAND; THENCE WITH THE EAST LINE OF A STRIP OF LAND DESIGNATED AND OWNED BY SAID WILCOXEN AND SAID HANSER FOR ACCESS PURPOSES NORTH 2 DEGREES 46’ 55” WEST 78.54 FEET TO THE PLACE OF BEGINNING, CONTAINING 0.377 ACRES MORE OR LESS.

ALSO: LOCATED GENERALLY IN THE CITY OF FLORENCE BOONE COUNTY, KENTUCKY ON THE SOUTH SIDE OF KENTUCKY HIGHWAY NO. 18 AND APPROXIMATELY 1,000 FEET EAST OF THE CENTERLINE OF INTERSTATE HIGHWAY NO. 75 AND DESCRIBED PARTICULARLY THUS; BEGINNING AT AN IRON PIN ON THE INTERSECTION OF THE NORTHWARD PROJECTION OF THE WEST LINE OF THE PROPERTY OF THE PURE OIL COMPANY WITH THE SOUTH RIGHT OF WAY LINE (50 FEET FROM CENTERLINE) OF KENTUCKY HIGHWAY NO. 18 REVISED AND RELOCATED WHICH IS SOUTH 81 DEGREES 47’ 30” EAST 118.49 FEET, SOUTH 86 DEGREES 10’ 20” EAST 238.72 FEET, NORTH 2 DEGREES 53’ 30” WEST 25 FEET FROM THE INTERSECTION OF THE SOUTH LINE OF KY. RT. 18 REVISED WITH THE EAST RIGHT OF WAY LINE OF SERVICE ROAD NO. 10 AND I-75; THENCE WITH SAID SOUTH LINE 86 DEGREES 54’ 40” EAST 39.37 FEET TO AN IRON PIN A CORNER WITH THE PROPERTY OF IPHIGENE BETTMAN; THENCE WITH THE WEST LINE OF SAID BETTMAN PROPERTY SOUTH 2 DEGREES 54’ 55” EAST 162.70 FEET TO AN IRON PIN THE NORTHEAST CORNER OF THE RAY HANSER ET AL PROPERTY; THENCE WITH THE WEST LINE TO THE PROPERTY OF SAID HANSER AND THE PROPERTY OF FLOYD WILCOXEN ET AL SOUTH 2 DEGREES 46’ 55’ EAST 167.24 FEET TO AN IRON PIN IN THE NORTH LINE OF PROPERTY OF THE PURE OIL COMPANY; THENCE THEREWITH NORTH 88 DEGREES 54’ 00” WEST 39.00 FEET TO AN IRON PIN A CORNER WITH SAID PURE OIL COMPANY PROPERTY NORTH 2 DEGREES 53’ 30” WEST 331.13 FEET TO THE PLACE OF BEGINNING. CONTAINING 0.297 ACRE, MORE OR LESS.

EXCEPTING SO MUCH OF THE FOLLOWING DESCRIBED PROPERTY OF RECORDIN DEED BOOK 756, PAGE 311, IN THE OFFICE AFORESAID, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING NEAR THE WESTERLY SIDE OF EWING BLVD., IN FLORENCE, BOONE COUNTY, KENTUCKY, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, SAID POINT BEING THE MOST SOUTHWESTERLY CORNER OF A 1.06 ACRE PARCEL PREVIOUSLY CONVEYED BY U.L.H.&P. TP THE CITY OF FLORENCE (DEED BOOK 487, PAGE 95), AND RUNNING THENCE: S 84-24-01 E, A DISTANCE OF 115.80 FEET, TO A POINT, THENCE S 41-50-00 W, A DISTANCE OF 159.26 FEET, TO A POINT, THENCE N 3-58-22 W, A DISTANCE OF 130.27 FEET, TO THE PLAVE OF BEGINNING AND CONTAINING 7437.90 SQUARE FEET, MORE OR LESS, THE ABOVE DESCRIBED PARCEL BEING SUBJECT TO ANY AND ALL EASEMENTS AND/OR RIGHT OF WAY OF RECORD.

Being the same property conveyed to National Auto/Truckstops, Inc., a Delaware Corporation by deed dated 04/12/1993 of record in Deed Book 508, Page 13, In the Office of the Clerk of, Kentucky.

3.028 Walton, KY
145 Richwood Road
Walton, KY 41094
(TCA Site No. 28)

Legal Description

Lying and being in the State of Kentucky and the County of Boone, located on the east side of I-75 and the south side of Kentucky 338 at their intersection and more particularly described as follows: Beginning at the point, said point being a State of Kentucky right of way marker for Kentucky 338, and being 70.00 feet south of and radial from the centerline of said Kentucky 338; thence along the south right of way line of said Kentucky 338 on a curved line deflecting to the left 231.2 feet, having a radius of 1707.02 feet, chord of said curve bears North 64° 34’ 47” East a distance of 231.03 feet to a point, said point being a set iron pin; thence leaving said southerly right of way line of Kentucky 338, South 36° 19’ 00” East 140.13 feet to a point, said point being a set iron pin; thence South 53° 04’ 00” West 136.00 feet to a point, said point being a set iron pin; thence South 14° 36’ 59” West 232.34 feet to a point, said point being an existing concrete monument; thence South 24° 52’ 27” West, 113.22 feet to a point, said point being a set iron pin thence South 23° 21’ 00” West, 467.33 feet to a point, said point being a set iron pin; thence North 71° 42’ 00” West, 100.83 feet to a point, said point being an existing post; thence North 83° 24’ 03” West, 298.98 feet to a point, said point being an existing concrete monument, and also being in the limited access line of Interstate 75 and also being 94.00 feet east and radial off of ramp “D” of Interstate 75; thence along said limited access line of the following courses and distance, along a curve deflecting to the right 177.94 feet, having a radius of 1816.00 feet, chord of said curve bears North 11° 36’ 31” East a distance of 177.87 feet to a point, said point being 94 feet east of and radial from ramp “D” baseline station 6-70.3 and also being a set iron pin North 15° 53’ 42” East, 541.70 feet to a point, said point being an existing State of Kentucky right of way marker, and being 94.00 feet east of and radial from baseline station 12+12 Ramp “D” and also being 70.00 feet south of and radial from centerline of survey station 17+93 Kentucky 338, North 78° 49’ 12” East 47.77 feet to a point; said point being a set iron pin and also being 70.00 feet south of and radial from centerline of survey station 18+40.77 Kentucky 338, on a curved line deflecting to the. left 282.59 feet radius of said curve being 1707.02 feet, chord of said curve bears North 73° 12’ 12” east a distance of 282.27 feet to a point, said point being an existing State of Kentucky right-of-way marker and also being 70.00 feet south of and radial to Kentucky 338, and also being the approximate location of the end of said limited access line to Interstate 75, and also being the point of beginning containing 9.0166 acres of land, more or less.

Being the same property conveyed to TA Operating Corporation, a Delaware corporation, by Deed dated December 9, 1993, and recorded in Deed Book 529, Page 56, in the Office of the Boone County Clerk.

3.161 Lafayette, LA
1701 N. University Avenue
Lafayette, LA 70501
(TCA Site No. 161)

Legal Description

Item I, Fee Simple

A ten (10) acre tract of land situated at the Northwest Quadrant of the intersection of I-10 and La. Highway 182 and located in Section 23, Township 9 South, Range 4 East, Lafayette Parish, Louisiana.

Begin at the point designated as “end control access”, station 54 + 17.50 of Interstate Highway I-10 (Louisiana State Project 450-05-02). Thence South 24 degrees 37 minutes 54 seconds East for a distance of 17.5 feet to a concrete marker. Thence South 11 degrees 33 minutes 46 seconds West for a distance of 38.82 feet to an iron rod. Thence South 57 degrees 30 minutes 58 seconds West along the Northerly right-of-way line of the required drainage servitude for a distance of 787.20 feet to an iron rod. Thence North 08 degrees 15 minutes 40 seconds West for a distance of 847.10 feet to an iron rod. Thence South 89 degrees 23 minutes 20 seconds East for a distance of 625.00 feet to an iron rod. Thence South 15 degrees 10 minutes 10 seconds East along the westerly right-of-way line of La. Highway 182 for a distance of 7.5 feet to an iron rod. Thence South 24 degrees 37 minutes 54 seconds East along the Westerly right-of-way line of La. Highway 182 for a distance of 382.5 feet to the Point of Beginning.

Being shown on Plat of Survey prepared by Roland W. Laurent, Registered Surveyor, dated March 14, 1972, revised on March 22, 1972 and September 15, 1972, a copy of which is annexed to the Act of Sale registered under Document No. 598327, in Book G-67, Page 521.

Together with those incorporeal rights in favor of the land and established as follows:

Restrictive Covenants granted by Paul J. Dominique, a partnership in commendam, dated and filed December 22, 1972 as Instrument No. 598328, registered at COB F-66, Page 553 (the “Incorporeal Rights”).

Acquired by Cash Sale recorded under Entry No. 93-013465.

Item II, Leasehold Interest

That certain parcel of ground, without improvements, situated in Section 23, Township 9 South, Range 4 East, Lafayette Parish, Louisiana, containing and measuring four acres, more or less, and being bounded, now or formerly, North and West by the property of Roland A. Dominigue, East by National Auto/Truckstops, Inc and South by property of the widoe and heirs of Alcide Dominigue or assigns and/or a drainage easement in favor of the State of Louisiana, Department of Highways.

Being a portion of the same property acquired by Roland A. Dominigue, husband of Seiglinde E. Liebrich, as his separate and paraphemal property, by virtue of Entry No. 80-13704, records of Lafayette Parish, Louisiana.

3.180 Slidell, LA
1682 Gause Blvd.
P.O. Box 807
Slidell, LA 70458
(TCA Site No. 180)

Legal Description

Parcel I

A certain portion or tract of ground in St. Tammany Parish, Louisiana, in Section 1 of Township 9 South, Range 14 East, more particularly described as follows:

From the section corner common to Sections 1, 2, 11 and 12 of Township 9 South, Range 14 East, go North 89 degrees 13 minutes 10 seconds East for a distance of 403.66 feet; thence North 0 degrees 42 minutes 59 seconds West for a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds East for a distance of 327.91 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 183.97 feet; thence North 2 degrees 21 minutes 41 seconds West for a distance of 135.00 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 318.02 feet; thence North 55 degrees 54 minutes 13 seconds West for a distance of 78.90 feet; thence North 24 degrees 10 minutes 07 seconds East for a distance of 272.00 feet to the point of beginning.

From the point of beginning go North 24 degrees 10 minutes 07 seconds East for a distance of 415.10 feet; thence South 65 degrees 45 minutes 53 seconds East for a distance of 45.00 feet; thence North 24 degrees 10 minutes 07 seconds East for a distance of 242.30 feet; thence North 17 degrees 10 minutes 07 seconds East for a distance of 428.90 feet; thence South 87 degrees 38 minutes 19 seconds West for a distance of 1,173.30 feet; thence South 2 degrees 21 minutes 41 seconds East for a distance of 800.00 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 508.00 feet; thence South 02 degrees 21 minutes 41 seconds East for a distance of 171.50 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 155.61 feet back to the point of beginning. Containing 19.379 acres.

Parcel II

A 3.968 acre tract of land in Section 1, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, more particularly described as follows:

From the intersection of Sections 1, 2, 11 and 12, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, go North 89 degrees 13 minutes 10 seconds East for a distance of 403.66 feet along the north right of way line of Gause Road (Louisiana 1092) to the point of right of way line widening; thence North 00 degrees 42 minutes 59 seconds West a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds East a distance of 327.91 feet along said right of way line widening; thence North 87 degrees 38 minutes 19 seconds East a distance of 143.97 feet to the point of beginning; thence North 02 degrees 21 minutes 41 seconds West a distance of 200 feet; thence South 87 degrees 38 minutes 19 seconds West a distance of 150 feet; thence North 02 degrees 21 minutes 41 seconds West a distance of 220 feet; thence North 87 degrees 38 minutes 19 seconds East a distance of 696.61 feet to the west right of way line of Interstate 10; thence South 24 degrees 10 minutes 07 seconds West a distance of 272 feet; thence South 55 degrees 54 minutes 13 seconds West a distance of 78.9 feet to a concrete highway marker; thence South 87 degrees 38 minutes 19 seconds West a distance of 317.10 feet to a concrete highway marker; thence South 02 degrees 21 minutes 41 seconds East a distance of 135.4 feet to a concrete highway marker; thence South 87 degrees 38 minutes 19 seconds West a distance of 40 feet to the point-of beginning.

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Parcel III

A 2.00 acre tract of land in Section 1, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, described as follows:

From the intersection of Sections 1, 2, 11 and 12, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana go North 89 degrees 13 minutes 10 seconds East a distance of 403.66 feet along the north right of way line of Gauss Road (Louisiana 1092) to point of right of way line widening thence North 00 degrees 42 minutes 59 seconds West a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds East a distance of 327.91 feet along said right of way line widening, thence North 87 degrees 38 minutes 19 seconds East, a distance of 143.97 feet; thence North 02 degrees 21 minutes 41 seconds West, a distance of 200 feet; thence South 87 degrees 38 minutes 19 seconds West a distance of 150 feet; thence North 02 degrees 21 minutes 41 seconds West a distance of 220 feet to a point of beginning; thence North 02 degrees 21 minutes 41 seconds West a distance of 171.5 feet; thence North 87 degrees 38 minutes 19 seconds East a distance of 508 feet; thence South 02 degrees 21 minutes 41 seconds East a distance of 171.5 feet; thence South 87 degrees 38 minutes 19 seconds West a distance of 508 feet to the point of beginning.

LESS AND EXCEPT the following parcel of ground sold by Union Oil Company of California to Willis A. Baker by act recorded August 2, 1973 and registered in COB 710, Folio 405 and more particularly described as follows:

All that certain lot or parcel of land situated in Section 1, Township 9 South, Range 14 East, Parish of St. Tammany, State of Louisiana, more fully described as follows:

Commencing at the section corner common to Sections 1, 2, 11 and 12 of said Township and Range, go North 89 degrees 13 minutes 10 seconds East for a distance of 403.66 feet; thence go North 00 degrees 42 minutes 59 seconds West for a distance of 51.82 feet; thence go North 89 degrees 17 minutes 01 seconds East for a distance of 327.91 feet; thence go North 87 degrees 38 minutes 19 seconds East for a distance of 143.97 feet to the point of beginning. Thence from said point of beginning go North 02 degrees 21 minutes 41 seconds West for a distance of 200.0 feet; thence go North 87 degrees 38 minutes 19 seconds East for a distance of 6.2 feet; thence go South 02 degrees 21 minutes 41 seconds East for a distance of 200.0 feet; thence go South 87 degrees 38 minutes 19 seconds West for a distance of 6.2 feet, back to the point of beginning.

FURTHER LESS AND EXCEPT the following parcel of ground sold by Special Warranty Deed by Union Oil Company of California to Fred H. Goodsen by act dated December 21, 1977, and recorded in COB 872, Folio 334, more fully described as follows:

All that certain parcel of land situated in Section 1, Township 9 South, Range 14 East, Parish of St. Tammany, State of Louisiana, more fully described as follows:

From the section corner common to sections 1, 2, 11 and 12, Township 9 South, Range 14 East, go North 89 degrees 13 minutes 10 seconds West for a distance of 403.66 feet; thence go North 00 degrees 42 minutes 59 seconds West for a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds

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East for a distance of 327.91 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 150.17 feet to Point “A”.

Thence from Point “A” go North 02 degrees 21 minutes 41 seconds West for a distance of 200.0 feet to a point; thence South 87 degrees 38 minutes 19 seconds West for a distance of 156.2 feet to a point; thence North 02 degrees 21 minutes 41 seconds West for a distance of 776.72 feet to a point; thence North 87 degrees 38 minutes 19 seconds West for a distance of 199.35 feet to a point; thence South 02 degrees 21 minutes 41 seconds East for a distance of 841.32 feet to a point; thence South 87 degrees 38 minutes 19 seconds West for a distance of 9.35 feet to a point; thence South 02 degrees 21 minutes 41 seconds East for a distance of 135.4 feet to a point; thence South 87 degrees 38 minutes 19 seconds West for a distance of 33.8 feet along the northerly right of way line of Gauge Road, back to Point “A”. Containing in all 3.72367 acres of land, more or less.

Together with those certain incorporeal rights in favor of the land and established as follows:

(a) servitudes reserved by Union Oil Company of California to use a sewerage lift station, sewer and water lines, gas mains, etc. as contained in Special Warranty Deed by Union Oil Company of California to Fred H. Goodsen, dated December 21, 1977 and filed in COB 872, Folio 334; and

(b) Declaration of Protective Covenants established by act dated December 21, 1977 between Union Oil Company of California and Fred H. Goodsen, registered in COB 872, Folio 337, (the “Incorporeal Rights”).

Acquired by Cash Sale recorded under Registry No. 855117.

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3.046 Tallulah, LA
224 Highway 65 South
P.O. Box 1111
Tallulah, LA 71284
(TCA Site No. 46)

Legal Description

A certain piece of portion of ground, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of Madison, State of Louisiana, Section 29, Township 16 North, Range 12 East, more particularly described as follows:

From the concrete post on the westerly boundary of the present right of way of U.S. Highway 65 at Station 800 run South 0 degrees 42 minutes East along said boundary a distance of 431.34 feet; thence South 89 degrees 19 minutes West 41.02 feet to an iron pin set in the proposed new right of way line of U.S. Highway 65, the Point of Beginning proper; thence continue South 89 degrees 19 minutes West 800 feet to an iron pin; thence North 0 degrees 41 1/4 minutes West 735.00 feet to an iron pin; thence North 89 degrees 19 minutes East 300.00 feet to an iron pin; thence North 0 degrees 41 1/4 minutes West 1,261.50 (title) 1260.50 (actual) feet to an iron pin; thence North 30 degrees 36 minutes West 164.2 feet to an iron pin; thence South 33 degrees 08 1/2 minutes West 10.0 feet to an iron pin; thence North 56 degrees 51 1/2 minutes West 25.00 feet to an iron pin; thence North 33 degrees 8 1/2 minutes East 25.0 feet to an iron pin set in the southwesterly boundary of proposed right of way of Interstate Highway 20; thence along said boundary South 56 degrees 51 1/2 minutes East 25.0 feet to the iron pin; thence continuing along said boundary by a curve to the right 418.6 feet to an iron pin, said curve having a radius 666.2 feet, the chord of which is 411.8 feet along with a bearing South 20 degrees 54 1/3 minutes East; thence continuing along said boundary South 2 degrees 54 minutes (actual) 56 1/4 (title) minutes East 658.6 feet to an iron pin; thence continuing along said boundary by a curve to the left 554.6 feet to an iron pin, said curve having a radius of 362.00 feet, the chord of which is 501.9 feet long with a bearing of South 46 degrees 47 3/4 minutes East; thence continuing along said boundary South 63 degrees 15 1/4 minutes East 49.6 feet to an iron pin set in the proposed new right of way line of U.S. Highway 65; thence South 0 degrees 41 1/4 minutes East along said right of way 735.0 feet to the Point of Beginning proper and containing 16.45 acres, more or less, in Section 29, Township 16 North, Range 12 East, Madison Parish, Louisiana, together with all buildings and improvements thereon and all rights, ways and appurtenances thereto belonging or in any manner appertaining.

Together with a servitude measuring fifteen (15’) feet in width adjacent to and paralleling the Interstate 20 right of way and extending to Walnut Bayou said servitude being for sub-surface drainage, including the right to install and utilize a pipe or pipes for such purpose (the “Servitude”).

Acquired by Act of Sale recorded under Entry No. 85251, COB 130, Folio 128.

3.216 Baltimore, MD
5501 O’Donnell Street Cutoff
Baltimore, MD 21224
(TCA Site No. 216)

Legal Description

All of those lots or parcels of land located in Baltimore County, Maryland and more particularly described as follows:

5401 O’DONNELL STREET CUTOFF

BEING DESIGNATED AS LOT NO. 58-B IN WARD 26, SECTION 1, IN BLOCK NUMBERED 6820 IN THE OFFICE OF THE BUREAU OF SURVEYS FOR THE CITY OF BALTIMORE AND INTENDED TO INCLUDE A PORTION OF THE LAND ACQUIRED BY EXXON CORPORATION (ESSO STANDARD OIL COMPANY) BY DEED DATED NOVEMBER 4, 1948 AND RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY IN LIBER MLP NO. 7622, FOLIO 244, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR THE SAME AT A POINT ON THE SOUTHEASTERN RIGHT-OF-WAY LINE OF THROUGH HIGHWAY FOR INTERSTATE ROUTE 95 (INTERSTATE AVENUE), AT THE BEGINNING POINT OF THE QUITCLAIM DEED DATED JANUARY 3, 1989 AND RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY IN LIBER S.E.B NO. 1972, FOLIO 443 BETWEEN EXXON CORPORATION AND THE MAYOR AND CITY COUNCIL OF BALTIMORE.

THENCE NORTHEASTERLY BY A LINE DEFLECTING TO THE RIGHT WITH A RADIUS OF 101.93 FEET ALONG SAID RIGHT-OF-WAY LINE OF THROUGH HIGHWAY OF INTERSTATE 95, AND BINDING REVERSELY ON THE 7TH LINE OF SAID QUITCLAIM DEED, FOR AN ARC LENGTH OF 161.24 FEET, WITH A CHORD BEARING NORTH 79 DEGREES 18 MINUTES 44 SECONDS EAST, 144.95 FEET TO THE END OF SAID CURVE AND TO THE SOUTHWEST SIDE OF O’DONNELL STREET CUT-OFF,

THENCE SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST ALONG THE SOUTHWEST SIDE OF O’DONNELL STREET CUT-OFF, OF VARIABLE WIDTH RIGHT-OF-WAY, BINDING REVERSELY ON THE 6TH LINE OF SAID QUITCLAIM DEED FOR A DISTANCE OF 90.00 FEET TO A POINT OF CURVE.

THENCE SOUTHEASTERLY BY A LINE DEFLECTING TO THE RIGHT, WITH A RADIUS OF 290.00 FEET, ALONG SAID SOUTHWEST RIGHT-OF-WAY OF O’DONNELL STREET AND BINDING REVERSELY ON THE 5TH LINE OF SAID QUITCLAIM DEED FOR AN ARC LENGTH OF 17.33 FEET, WITH A CHORD BEARING SOUTH 53 DEGREES 39 MINUTES 28 SECONDS EAST, 17.33 FEET TO THE END OF SAID CURVE.

THENCE SOUTH 51 DEGREES 58 MINUTES 43 SECONDS EAST, ALONG SAID SOUTHWEST SIDE OF O’DONNELL STREET CUT-OFF, BINDING REVERSELY ON THE 4TH LINE OF SAID QUITCLAIM DEED FOR A DISTANCE OF 31.63 FEET TO THE SOUTHEAST BOUNDARY OF LOT “l” AS SHOWN ON A

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SUBDIVISION PLAT ENTITLED, “SUBDIVISION PLAN OF EXXON CORPORATION PROPERTY AND BALTIMORE PORT TRUCK PLAZA LIMITED PARTNERSHIP PROPERTY”, RECORDED AMONG SAID LAND RECORDS IN PLAT FOLDER S.E.B. NO. 3092.

THENCE SOUTH 33 DEGREES 59 MINUTES 39 SECONDS WEST, BINDING ON THE SOUTHEAST BOUNDARY OF SAID LOT “1”, FOR A DISTANCE OF 276.00 FEET TO THE SOUTHWEST BOUNDARY OF SAID LOT “1”,

THENCE NORTH 56 DEGREES 00 MINUTES 21 SECONDS WEST, BINDING ON THE SOUTHWEST BOUNDARY OF SAID LOT “1”, FOR A DISTANCE OF 241.92 FEET TO THE AFORESAID SOUTHEASTERN RIGHT-OF-WAY LINE OF THROUGH HIGHWAY FOR INTERSTATE ROUTE 95,

THENCE NORTH 33 DEGREES 59 MINUTES 39 SECONDS EAST, ALONG THE SOUTHEAST SIDE OF SAID INTERSTATE ROUTE 95 FOR A DISTANCE OF 178.02 FEET TO THE PLACE OF BEGINNING, CONTAINING 65,339 SQUARE FEET OR 1.500 ACRES OF LAND, MORE OR LESS.

5501 O’DONNELL STREET CUT-OFF

BEGINNING AT A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF O’DONNELL STREET CUT-OFF (VARIABLE WIDTH PUBLIC RIGHT OF WAY), SAID POINT BEING LOCATED THE FOLLOWING THREE COURSES AND DISTANCES FROM THE NORTHERLY TERMINUS OF AN ARC HAVING A RADIUS OF 101.93 FEET CONNECTING THE SOUTHWESTERLY RIGHT OF WAY LINE WITH THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE VARIABLE WIDTH PUBLIC RIGHT OF WAY);

A. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 90.00 FEET TO A POINT OF CURVATURE, THENCE

B. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 290.00 FEET, TURNING A CENTRAL ANGLE OF 03 DEGREES 25 MINUTES 27 SECONDS FOR AN ARC LENGTH OF 17.33 FEET, THE CHORD OF SAID ARC BEARING SOUTH 53 DEGREES 39 MINUTES 27 SECONDS EAST FOR A CHORD DISTANCE OF 17.33 FEET TO A POINT OF TANGENCY, THENCE

C. SOUTH 51 DEGREES 56 MINUTES 43 SECONDS EAST TO THE TRUE POINT AND PLACE OF BEGINNING, AND FROM SAID BEGINNING POINT RUNNING THENCE,

1. THE FOLLOWING COURSES AND DISTANCES ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF O’DONNELL STREET CUT-OFF, SOUTH 51 DEGREES 56 MINUTES 43 SECONDS EAST A DISTANCE OF 100.44 FEET TO A POINT, THENCE

2. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 310.00 FEET AND TURNING A CENTRAL ANGLE OF 03 DEGREES 25 MINUTES 29 SECONDS FOR AN ARC LENGTH OF 74.75 FEET, THE CHORD OF SAID ARC BEARING SOUTH 53 DEGREES 39 MINUTES 28 SECONDS EAST FOR A CHORD DISTANCE OF 18.53 FEET TO A POINT OF TANGENCY, THENCE

3. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 0.45 FEET TO A POINT, THENCE

4. SOUTH 34 DEGREES 39 MINUTES 28 SECONDS WEST A DISTANCE OF 13.19 FEET TO A POINT, THENCE

5. SOUTH 54 DEGREES 56 MINUTES 13 SECONDS EAST A DISTANCE OF 9.59 FEET TO A POINT, THENCE

6. NORTH 35 DEGREES 50 MINUTES 56 SECONDS EAST A DISTANCE OF 13.26 FEET TO A POINT, THENCE

7. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 317.25 FEET TO A POINT, THENCE

8. ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 30.00 FEET AND TURNING A CENTRAL ANGLE OF 55 DEGREES 47 MINUTES 42 SECONDS FOR AN ARC LENGTH OF 29.21 FEET, THE CHORD OF SAID ARC BEARING NORTH 87 DEGREES 04 MINUTES 30 SECONDS EAST FOR A CHORD LENGTH OF 28.07 FEET TO A POINT OF TANGENCY, THENCE

9. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 336.86 FEET TO A POINT OF CURVATURE, THENCE

10. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 670.00 FEET AND TURNING A

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CENTRAL ANGLE OF 06 DEGREES 23 MINUTES 32 SECONDS FOR AN ARC LENGTH OF 74.75 FEET, THE CHORD OF SAID ARC BEARING SOUTH 58 DEGREES 33 MINUTES 56 SECONDS EAST FOR A CHORD DISTANCE OF 74.71 FEET TO A POINT OF TANGENCY, THENCE

11. LEAVING THE SOUTHWESTERLY RIGHT OF WAY LINE OF O’DONNELL STREET CUT-OFF AND RUNNING THE FOLLOWING COURSES AND DISTANCES ALONG THE BLOCK LIMIT LINE BETWEEN BLOCK 6820 AND BLOCK 6850, SOUTH 02 DEGREES 52 MINUTES 54 SECONDS EAST A DISTANCE OF 51.42 FEET TO A POINT, THENCE

12. SOUTH 87 DEGREES 07 MINUTES 06 SECONDS WEST A DISTANCE OF 475.50 FEET TO A POINT, THENCE

13. SOUTH 02 DEGREES 51 MINUTES 54 SECONDS EAST A DISTANCE OF 528.06 FEET TO A POINT, THENCE

14. SOUTH 87 DEGREES 07 MINUTES 06 SECONDS WEST A DISTANCE OF 902.35 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE, THENCE

15. RUNNING THE FOLLOWING COURSES AND DISTANCES ALONG THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE, NORTH 22 DEGREES 42 MINUTES 45 SECONDS EAST A DISTANCE OF 182.45 FEET TO A POINT OF CURVATURE, THENCE

16. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1951.86 FEET AND TURNING A CENTRAL ANGLE OF 01 DEGREES 12 MINUTES 00 SECONDS FOR AN ARC LENGTH OF 40.88 FEET, THE CHORD OF SAID ARC BEARING NORTH 22 DEGREES 06 MINUTES 46 SECONDS EAST FOR A CHORD DISTANCE OF 40.88 FEET TO A POINT, THENCE

17. NORTH 21 DEGREES 41 MINUTES 33 SECONDS EAST A DISTANCE OF 102.31 FEET TO A POINT, THENCE

18. NORTH 18 DEGREES 07 MINUTES 5O SECONDS EAST A DISTANCE OF 102.36 FEET TO A POINT, THENCE

19. ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 423.97 FEET AND TURNING A CENTRAL ANGLE OF 34 DEGREES 30 MINUTES 28 SECONDS FOR AN ARC LENGTH OF 255.35 FEET, THE CHORD OF SAID ARC BEARING NORTH 01 DEGREES 43 MINUTES 58 SECONDS WEST FOR A CHORD DISTANCE OF 251.50 FEET TO A POINT, THENCE

20. NORTH 18 DEGREES 59 MINUTES 14 SECONDS WEST A DISTANCE OF 71.00 FEET TO A POINT OF CURVATURE, THENCE

21. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 176.11 FEET AND TURNING A CENTRAL ANGLE OF 52 DEGREES 58 MINUTES 54 SECONDS FOR AN ARC LENGTH OF 162.85 FEET, THE CHORD OF SAID ARC BEARING NORTH 07 DEGREES 30 MINUTES 13 SECONDS EAST FOR A CHORD DISTANCE OF 157.11 FEET TO A POINT, THENCE

22. NORTH 33 DEGREES 59 MINUTES 39 SECONDS EAST A DISTANCE OF 204.63 FEET TO A POINT, THENCE

23. LEAVING THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE AND RUNNING THE FOLLOWING COURSES AND DISTANCES ALONG THE DIVIDING LINE BETWEEN LOT 57 BLOCK 6820 AND LOT 58B BLOCK 6820, SOUTH 56 DEGREES 00 MINUTES 21 SECONDS EAST A DISTANCE OF 241.92 FEET TO A POINT, THENCE

24. NORTH 33 DEGREES 59 MINUTES 39 SECONDS EAST A DISTANCE OF 276.00 FEET TO THE POINT AND PLACE OF BEGINNING, CONTAINING 848,021 SQUARE FEET OR 19.468 ACRES, MORE OR LESS.

SUBJECT TO A RIGHT OF WAY FOR MUNICIPAL UTILITIES AND SERVICES AS SHOWN ON SURVEYS AND RECORDS DIVISION, BUREAU OF CONSTRUCTION MANAGEMENT PLAT NO. 346-A-8E.

ALSO SUBJECT TO A LANDSCAPE BUFFER EASEMENT AS SHOWN ON SURVEYS AND RECORDS DIVISION, BUREAU OF CONSTRUCTION MANAGEMENT PLAT NO. 356-A-8E.

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3.019 Elkton, MD
1400 Elkton Road
Elkon, MD 21921
(TCA Site No. 19)

Legal Description

All of those lots or parcels of land located in Cecil County, Maryland and more particularly described as follows:

BEGINNING FOR THE SAME AT A CONCRETE MONUMENT ON THE SOUTHEASTERLY SIDE OF MARYLAND ROUTE 279 (187 FEET WIDE), SAID POINT BEING A CORNER FOR LANDS NOW OR LATE OF EDISON L. MERRILL AND LANDS HEREIN DESCRIBED; THENCE THE FOLLOWING TWO (2) COURSES AND DISTANCES ALONG THE AFORESAID LAND OF MERRILL: (1) SOUTH 7 DEGREES 02 MINUTES 20 SECONDS EAST, 1,420.44 FEET TO AN IRON PIPE; (2) NORTH 83 DEGREES 30 MINUTES 30 SECONDS EAST, 305.38 FEET TO AN IRON PIPE ON THE NORTHWESTERLY SIDE OF PHILADELPHIA BALTIMORE AND WASHINGTON RAILROAD COMPANY, SAID POINT BEING 125 FEET NORTHWESTERLY OF THE CENTER LINE OF SAID RAILROAD MEASURED RADIALLY THERETO; THENCE BY THE AFORESAID SIDE OF THE RAILROAD, THE FOLLOWING FOUR (4) COURSES AND DISTANCES: (1) BY AN ARC OF A CIRCLE CURVING TO THE RIGHT 351.92 FEET (RADIUS 20,052.42 FEET) TO A CONCRETE MONUMENT; (2) SOUTH 41 DEGREES 16 MINUTES 10 SECONDS WEST, 296.52 FEET TO A CONCRETE MONUMENT, SAID POINT BEING 125 FEET NORTHWESTERLY OF THE CENTER LINE OF THE RAILROAD (3) SOUTH 84 DEGREES 03 MINUTES 50 SECONDS WEST, 70.71 FEET TO AN IRON PIPE; (4) SOUTH 41 DEGREES 23 MINUTES 49 SECONDS WEST 340.48 FEET TO A CONCRETE MONUMENT, SAID POINT BEING THE COMMON CORNER FOR THE AFORESAID RAILROAD, THE NORTHERLY RIGHT-OF-WAY LINE OF THE NORTHEASTERN EXPRESSWAY (AS SHOWN ON MARYLAND STATE ROADS COMMISSION PLAT NOS. 21865, 21866 AND 26434), AND LANDS HEREIN DESCRIBED; THENCE, ALONG THE AFORESAID RIGHT-OF-WAY LINE OF NORTHEASTERN EXPRESSWAY THE FOLLOWING THIRTEEN (13) COURSES AND DISTANCES: (1) NORTH 77 DEGREES 56 MINUTES 13 SECONDS WEST, 59.06 FEET TO A CONCRETE MONUMENT; (2) NORTH 72 DEGREES 13 MINUTES 43 SECONDS WEST, 137.42 FEET TO A CONCRETE MONUMENT; (3) NORTH 54 DEGREES 03 MINUTES 53 SECONDS WEST 89.94 FEET TO A CONCRETE MONUMENT; (4) NORTH 34 DEGREES 14 MINUTES 23 SECONDS WENT, 45.71 FEET TO A CONCRETE MONUMENT; (5) NORTH 37 DEGREES 26 MINUTES 33 SECONDS WEST, 132.24 FEET TO A CONCRETE MONUMENT; (6) NORTH 15 DEGREES 39 MINUTES 03 SECONDS WEST, 88.22 FEET TO A CONCRETE MONUMENT; (7) NORTH 18 DEGREES 17 MINUTES 03 SECONDS WEST, 41.65 FEET TO A CONCRETE MONUMENT; (8) NORTH 16 DEGREES 00 MINUTES 43 SECONDS WEST 151.65 FEET TO A CONCRETE MONUMENT; (9) NORTH 30 DEGREES 05 MINUTES 13 SECONDS WEST 103.06 FEET TO A CONCRETE MONUMENT; (10) NORTH 16 DEGREES 00 MINUTES 43 SECONDS WEST 70.94 FEET TO A CONCRETE MONUMENT; (11) BY AN ARC OF A CIRCLE CURVING TO THE RIGHT 386.38 FEET (RADIUS 540.00 FEET) TO A CONCRETE MONUMENT; (12) NORTH 22 DEGREES 12 MINUTES 22 SECONDS EAST, 102.22 FEET TO A CONCRETE MONUMENT; (13) NORTH 35 DEGREES 48 MINUTES 52 SECONDS EAST 65.62 FEET TO A CONCRETE MONUMENT, SAID POINT BEING ON THE SOUTHEASTERLY SIDE OF MARYLAND ROUTE 279 (AS SHOWN ON MARYLAND STATE ROADS COMMISSION PLAT NOS. 19898, 19899 AND 26433); THENCE, BY THE SAME THE FOLLOWING (3) COURSES AND DISTANCE: (1) NORTH 35 DEGREES 34 MINUTES 52 SECONDS EAST, 577.00 FEET TO A CONCRETE MONUMENT; (2) NORTH 34 DEGREES 50 MINUTES 12 SECONDS EAST, 461.04 FEET TO A CONCRETE MONUMENT; (3) NORTH 35 DEGREES 34 MINUTES 52 SECONDS EAST, 95.02 FEET TO A CONCRETE MONUMENT, THE FIRST-MENTIONED POINT OF PLACE OF BEGINNING. CONTAINING WITHIN SAID METES AND BOUNDS 30.071 ACRES, MORE OR LESS.

SUBJECT TO THREE (3) PERPETUAL OPEN DITCH EASEMENTS AS SHOWN ON MARYLAND STATE ROADS COMMISSION PLAT NO. 19899, 26433, AND 26434.

3.151 Baltimore South, MD
7401 Assateague Drive
Jessup, MD 20794
(TCA Site No. 151 - Baltimore South)

Legal Description

All of those lots or parcels of land located in Howard County, Maryland and more particularly described as follows:

PARCEL 1:

Being known and designated as Parcel B-1, Block C, on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market”, showing Parcels A-1 and B-1, Block C, a resubdivision of Parcels A and B, Block C as shown on Plat 3564, which is recorded among the Land Records of Howard County as Plat 13972.

PARCEL 2:

Being known and designated as Parcel C, Block C as shown on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market”, which Plat is recorded among the Land Records of Howard County as Plat 3564.

PARCELS 3 & 4:

Being known and designated as Parcels D-1 and E-1, Block C, as shown on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market”, a resubdivision of Parcels D and E as shown on Plat 3564, which is recorded among the Land Records of Howard County as Plat 4116.

PARCEL 5:

Being known and designated as Parcel H, Block C, as shown on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market, Block “C”, Parcel “H”, which Plat is recorded among the Land Records of Howard County as Plat 3565.

Saving and excepting therefrom all that portion of the land therein, situate at the corner formed by the Intersection of the south side of Pocomoke Avenue and the east side of Assateague Drive, containing 0.668 acres of land, more or less, and designated as “Lease Parcel” on the ALTA/ACSM Land Title Survey DLD Associates L.P. Property by D.S. Thaler & Associates, Inc., dated June 15, 1993, and last revised November 3, 1999.

3.089 Ann Arbor, MI
200 Baker Road
Dexter, MI 48130
(TCA Site No. 89 — Ann Arbor)

LEGAL DESCRIPTION

Beginning at the Southwest corner of Section 17, Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan; thence North 00 degrees 16 minutes 55 seconds West 188.27 feet along the West line of said Section to a point on the Southerly line of the I-94 Expressway; thence North 87 degrees 53 minutes 40 seconds East 1335.97 feet along said Southerly line to a point on the East line of the West 1/2 of the Southwest 1/4 of said Section; thence South 00 degrees 06 minutes 20 seconds East 239.29 feet along said East line to the Northwest corner of Jackson Road Commercial-Industrial Subdivision, of part of the Northwest 1/4 of Section 20, Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan as recorded in Liber 16 of Plats, Pages 37 and 38, Washtenaw County, Records; thence South 00 degrees 11 minutes 00 seconds East 851.94 feet along the West line of said subdivision and the East line of the West 1/2 of the Northwest 1/4 of said Section; thence North 88 degrees 34 minutes 20 seconds West 1274.46 feet to a point on the Easterly right-of-way line of Baker Road; thence North 00 degrees 13 minutes 35 seconds West 637.48 feet along said right-of-way line; thence South 89 degrees 46 minutes 25 seconds West 60.00 feet to a point on the West line of said Section; thence North 00 degrees 13 minutes 35 seconds West 184.87 feet along said West line to the Point of Beginning. Being a part of the West 1/2 of the Southwest 1/4 of Section 17 and a part of the West 1/2 of the Northwest 1/4 of Section 20, Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan. EXCEPTING therefrom that part deed for highway purposes, described as: All that part lying Westerly and Northerly of a line described as: Commencing at the Northwest corner of Section 20; Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan; thence South 01 degrees 25 minutes 20 seconds East along the West line of said Section 20 a distance of 402.75 feet to the point of beginning; thence North 88 degrees 34 minutes 40 seconds East, 72.18 feet; thence North 01 degrees 25 minutes 20 seconds West, 193.31 feet to the point of beginning of a limited access right of way line (restricting all ingress and egress); thence continuing North 01 degrees 25 minutes 20 seconds West, 138.06 feet; thence North 79 degrees 21 minutes 07 seconds East 1430.00 feet to a point of ending.

3.069 Monroe, MI
1255 N. Dixie Hwy
Monroe, MI 48162
(TCA Site No. 69)

LEGAL DESCRIPTION

A parcel of land being a part of Private claims 80, 87, 351, 449 and 470 and being more particularly described as follows: Commencing at the intersection of the centerline of Dixie Highway with the Westerly line of Private Claim 80; thence North 23 degrees 37 minutes 00 seconds East, a measured distance of 1719.65 feet to a found concrete monument; thence North 67 degrees 57 minutes 00 seconds West, a distance of 181.50 feet; thence North 28 degrees 21 minutes 02 seconds East, a measured distance of 1890.94 feet (previously recorded as 1891.52 feet); thence South 15 degrees 59 minutes 30 seconds East, on the Westerly right-of-way line of Interstate 75, a distance of 92.05 feet; thence Southeasterly on the Westerly right-of-way line of Interstate 75 same being a curve to the right, said curve having a radius of 3124.17 feet, an arc length of 1227.57 (previously being recorded as 1227.60 feet), a central angle of 22 degrees 30 minutes 47 seconds (previously being recorded as 22 degrees 30 minutes 16 seconds), a chord bearing of South 05 degrees 36 minutes 20 seconds East and a chord distance of 1219.68 feet (previously being recorded as 1219.52 feet); thence South 11 degrees 52 minutes 29 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 268.00 feet; thence South 15 degrees 07 minutes 04 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 164.05 feet; thence South 26 degrees 54 minutes 12 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 164.05 feet; thence South 37 degrees 31 minutes 47 seconds West, on the Westerly right-of-way line at Interstate 75, a distance of 169.53 feet (previously recorded as 169.66 feet); thence South 42 degrees 42 minutes 44 seconds West, a distance of 155.65 feet (previously recorded as 155.81 feet); thence South 48 degrees 52 minutes 00 seconds West, on the Westerly line of Interstate 75, a distance of 499.80 feet; thence South 42 degrees 06 minutes 32 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 151.70 feet (previously recorded as 152.24 feet); thence South 15 degrees 31 minutes 44 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 152.24 feet; thence South 08 degrees 52 minutes 00 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 252.86 feet; thence South 39 degrees 30 minutes 45 seconds West, a distance of 207.29 feet to a point on the Northerly right-of-way line of Dixie Highway; thence South 16 degrees 23 minutes 27 seconds East, on a line being perpendicular to the centerline Dixie Highway, a distance of 50.00 feet to a point on the centerline of Dixie Highway; thence South 75 degrees 36 minutes 33 seconds West on the centerline of Dixie Highway, a distance of 520.95 feet to the True Point of Beginning.

3.198 Saginaw, MI
6364 Dixie Highway
Saginaw, MI 48722
(TCA Site No. 198)

LEGAL DESCRIPTION

Situated in The Township of Bridgeport:

PARCEL 1

BEGINNING at a point on the South line of Section 15, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, that is West 686.45 feet from the Southeast corner of the Southwest 1/4 of said Section 15; thence North 19 degrees 40 minutes 30 seconds East, 536.40 feet to a point on the South line of Highway U.S. 10; thence North 57 degrees 17 minutes 20 seconds West, 762.5 feet along the South line of said Highway U.S. 10; thence South 1 degree 31 minutes 13 seconds East, 440 feet; thence North 57 degrees 17 minutes 20 seconds West, 220 feet; thence South 1 degree 31 minutes 13 seconds East, 596.41 feet to a point on the South line of Section 15; thence East 618.60 feet along the said South line of Section 15 to the Point of Beginning.

EXCEPT

A parcel of land in the East 1/2 of the Southwest 1/4 of Section 15, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, described as follows: To fix the point of beginning, commence at the West 1/4 corner of said Section; thence South 89 degrees 32 minutes 47 seconds East, on the East and West 1/4 line, 1,300.17 feet; thence South 01 degrees 13 minutes 17 seconds East on the West 1/8 line, 1,576.88 feet to the intersection of said West 1/8 line with the South right-of-way line of the Dixie Highway, said South line being parallel with and 60.00 feet, measured at right angles, Southwesterly from the centerline of said highway; thence South 57 degrees 00 minutes 36 seconds East on said right-of-way line, 220.00 feet to the point of beginning of this description; thence South 57 degrees 00 minutes 36 seconds East on said right-of-way line, 35.00 feet; thence South 32 degrees 59 minutes 24 seconds West, 33.69 feet; thence South 01 degree 13 minutes 17 seconds East, parallel with said West 1/8 line, 260.46 feet; thence South 88 degrees 46 minutes 43 seconds West, 10.00 feet; thence North 01 degree 13 minutes 17 seconds West, parallel with said 1/8 line, 308.00 feet to the Point of Beginning.

PARCEL 2

A parcel of land in the East 1/2 of the Southwest 1/4 of Section 15, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, described as follows: To fix the point of beginning, commence at the West 1/4 corner of said Section; thence South 89 degrees 32 minutes 47 seconds East, on the East and West 1/4 line, 1300.17 feet; thence South 01 degree 13 minutes 17 seconds East, on the West 1/8 line, 1576.88 feet to the intersection of said West 1/8 line with the South right-of-way line of the Dixie Highway, said South line being parallel with and 60.00 feet, measured at right angles, Southwesterly from the centerline of said highway; thence continuing South 01 degree 13 minutes 17 seconds East, on said West 1/8 line, 440.00 feet to the point of beginning of this description; thence South 68 degrees 13 minutes 17 seconds East, on the approximate centerline of the McGrandy Drain, 120.00 feet; thence South 87 degrees 22 minutes 26 seconds East, continuing on said centerline 71.63 feet; thence South 01 degree 13 minutes 17 seconds East, 72.00 feet; thence North 57 degrees 00 minutes 36 seconds West, parallel with the Dixie Highway, 220.00 feet to the Point of Beginning.

1

PARCELS 1 AND 2 ARE ALSO DESCRIBED AS:

A parcel of land in the East 1/2 of the Southwest 1/4 of Section 15, Town 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, described as follows: Beginning at a point on the South line of Section 15, that is West 686.45 feet from the Southeast corner of the Southwest 1/4 of said Section 15; thence North 19 degrees 40 minutes 30 seconds East 536.40 feet to a point on the South line of Highway U.S. 10, also known as the Dixie Highway, thence North 57 degrees 17 minutes 20 seconds West 728.13 feet along the South line of said Highway; thence South 32 degrees 42 minutes 53 seconds West 34.44 feet to a point; thence South 01 degrees 29 minutes 48 seconds East 260.46 feet; thence South 88 degrees 30 minutes 12 seconds West 8.94 feet; thence South 01 degree 31 minutes 13 seconds East 59.81 feet to the approximate centerline of the McGrandy Drain, thence North 87 degrees 39 minutes 05 seconds West 71.63 feet; thence North 68 degrees 30 minutes 01 seconds West 120.00 feet; thence South 01 degree 31 minutes 13 seconds East 596.41 feet to a point on the South line of Section 15; thence East 618.60 feet along the said South line of Section 15 to the Point of Beginning.

2

3.116 Sawyer, MI
6100 Sawyer Road
P.O. Box 488
Sawyer, MI 49125
(TCA Site No. 116)

LEGAL DESCRIPTION

PARCEL 1:

Lots 56, 57, 58, 59 and part of Lot 55, and vacated alley, Tatro’s Addition to Sawyer, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50, described as follows, to-wit: - Commencing at the Northwest corner of said Lot 59; thence South 238.00 feet; thence East 152.00 feet, to the West side of Tatro Avenue; thence North 238.00 feet; thence West 152.00 feet to the place of beginning.

PARCEL 2:

That part of the East Half of the Northwest Quarter of Section 11, Township 7 South, Range 20 west, Chikaming Township, Berrien County, Michigan. described as follows, to-wit: - All that part of Tract A lying Easterly of a line 150.00 feet Easterly of (measured at right angles)and parallel to a line described as follows: - Commencing at a point on the North line of said Section 11, which is North 89 degrees 30minutes 07.5 seconds West 404.92 feet, from the North Quarter corner of said Section 11; thence Southerly, along the are of a 3819.83 foot radius curve to the left (chord bearing South 14 degrees 08 minutes 54.5 seconds West) 940.48 feet to the point of tangency; thence South 00 degrees 34 minutes 52.5 seconds West, 1200.00 feet to a point of ending.

TRACT A:

That part of the East Half of the East Half of the Northwest Quarter of said Section 11, described as follows, to-wit: - Commencing 330.05 feet West of the North Quarter post of said Section 11; thence West, along said Section line, 334.00 feet to the Northwest corner of said East Half of the East Half; thence South 0 degrees 05 minutes East, along the West line of said East Half of the East Half, 2049.30 feet to the North line of the Pere Marquette Railroad Company’s right-of-way; thence Northeasterly, along said right-of-way line, a chord distance of North 63 degrees 34 minutes East 372.73 feet to a point that is 334.00 feet East of said West line; thence North 0 degrees 05 minutes West, 1883.40 feet to the place of beginning;

EXCEPTING THEREFROM Commencing 330.50 feet West and 357.40 feet South 0 degrees 05’ East from the North Quarter post of said Section 11; thence South 0 degrees 05 minutes East 16.00 feet; thence West 190,00 feet; thence North 0 degrees 05 minutes West 16.00 feet; thence East 190.00 feet to the place of beginning.

PARCEL 3:

That part of the East Half of the Northwest Quarter of said Section 11, described as follows, to-wit: - Commencing at the North Quarter post of said Section 11; thence West, along the Section line, 250.22 feet; thence around a 3669.71 foot radius curve to the left, a chord distance of South 10 degrees 59 minutes West 417.53 feet; thence South 0 degrees 02 minutes East, along a line that is parallel to and 334.00 feet East of the West line of the East Half of the East Half of the Northwest Quarter of said Section 11, 1474.88 feet to the North line of the Chesapeake and Ohio Railroad right-of-way; thence Northeasterly, along the North line of said right-of-way, to the intersection of the North line of said right-of-way and the East line of the Northwest Quarter of said Section 11; thence North 0 degrees 05 minutes West, along the East line of said Northwest Quarter, to the place of beginning.

PARCEL 4:

Lots 7, 8, 9, 10 and 13 to 54 inclusive, and the South 10 feet of Lot 55, Tatro’s Addition to Sawyer, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50.

PARCEL 5:

That part of the Southwest Quarter of the Northwest Quarter of Section 12, Township 7 South, Range 20 West, Chikaming Township, Berrien County, Michigan, described as follows, to-wit: - Commencing 1443.70 feet South of the Northwest corner of said Section 12; thence North 89 degrees 33 minutes East 200.00 feet; thence South 54.00 feet; thence South 89 degrees 33 minutes West 200.00 feet, to the West line of said Section 12; thence North, along said West line, 54.00 feet to the place of beginning.

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Also described as follows: - Lots 29 to 59 inclusive, and vacated alley lying North of Lot 56, Tatro’s Addition to Sawyer, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50, and part of the East Half of the Northwest Quarter of said Section 11, all described as follows, to-wit: - Commencing at the North Quarter corner of said Section 11; thence West on the North line of said Section 11, 250.22 feet to the Easterly right of way line of Highway I-94; thence Southerly 905.43 feet, on a 3669.83 foot radius curve to the left whose chord bears South 7 degrees 09 minutes 05 seconds West 903.14 feet; thence South 0 degrees 05 minutes 00 seconds West, on said Easterly right of way line, 1006.97 feet to the Northerly right of way line of the CSX Railroad (formerly Chesapeake and Ohio Railroad); thence Northeasterly 435.69 feet on said Northerly right of way line on a 2889.42 foot radius curve to the left whose chord bears North 57 degrees 05 minutes 56 seconds East 435.28 feet; thence Northeasterly 195.96 feet, on said Northerly right of way line on a 2889.42 foot radius curve to the left whose chord bears North 50 degrees 50 minutes 10 seconds East 195.92 feet; thence North 0 degrees 02 minutes 26 seconds West (platted North) 1509.91 feet; thence West 152.00 feet; thence North 0 degrees 02 minutes 26 seconds West 33.00 feet to the place of beginning.

Also Lots 7, 8, 9, 10 and 13 to 28 inclusive, Tatro’s Addition to Sawyer, being a Subdivision in Section 11, Township 7 South, Range 20 West, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50. And Also that part of the Southwest Quarter of the Northwest Quarter of Section 12, Township 7 South, Range 20 West, Chikaming Township, Berrien County, Michigan, described as follows, to-wit: - Commencing at a point on the West line of said Section 12, 1443.70 feet South 0 degrees 12 minutes 18 seconds East (deeded South) of the Northwest corner of said Section 12; thence North 89 degrees 20 minutes 42 seconds East (deeded North 89 degrees 33 minutes East) 200.00 feet; thence South 0 degrees 12 minutes 18 seconds East (deeded South) 54.00 feet; thence South 89 degrees 20 minutes 42 seconds West (deeded South 89 degrees 33 minutes West) 200.00 feet to the West line of said Section 12; thence North 0 degrees 12 minutes 18 seconds West (deeded North), on said West line, 54.00 feet to the place of beginning.

2

3.190 Rogers, MN
13400 Rogers Drive
P.O. Box 238
Rogers, MN 55374
(TCA Site No. 190)

Legal Description

Lot 1, Block 1, Union Oil Service Plaza, Hennepin County, Minnesota;

Less and Except:

That part of Lot 1, Block 1, Union Oil Service Plaza, shown as Parcel 1B on Minnesota Department of Transportation Right of Way Plat Numbered 27-58 as the same is on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota.

3.047 Meridian, MS
2150 Russell Mt. Gilead Rd.
Meridian, MS 39301
(TCA Site No. 47)

All of the real property situated in the County of Lauderdale, State of Mississippi more particularly described as follows:

Parcel A:

Beginning at a point 375.53 feet South of the Northwest corner of the NE 1/4 of the NW 1/4 of Section 5, Township 6 North, Range 17 East, thence South 62 degrees 11 minutes East, 275.4 feet, thence South 27 degrees 49 minutes West 45.0 feet, thence South 62 degrees 11 minutes East 217.03 feet, thence South 42 degrees 30 minutes East 305.2 feet, thence South 55 degrees East 241.38 feet, thence South 15 degrees 51 minutes West, 89.83 feet, thence South 50 degrees 45 minutes West 175.5 feet, thence West 642.38 feet, thence North 810.47 feet to the POINT OF BEGINNING, containing 9.3 acres more or less and being a part of the NE 1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi, LESS AND EXCEPT a strip of ground 210 feet wide East and West off and across the entire West side of said property.

Parcel B:

Beginning at a point 414.52 feet East and 645.11 feet South of the Northwest corner of the NE1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, thence Southeasterly along the South line of public road 516.83 feet, thence South 16 degrees 51 minutes West 60.64 feet, thence North 55 degrees West 241.38 feet, thence North 42 degrees 30 minutes West 305.2 feet to the POINT OF BEGINNING, containing 0.7 acres more or less and being a part of the NE1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi.

Parcel C:

Beginning at the Northeast corner of the SE 1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi, thence East 642.38 feet, thence South 56 degrees 45 minutes West along the North right of way line of Interstate Highway #20 and #59, a distance of 315.74 feet, thence South 70 degrees 04 minutes West 396.2 feet along POINT OF BEGINNING, containing 2.5 acres more or less and being a part of the SE@/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi.

Parcel D:

Begin at the Southwest corner of NE1/4 of NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi; thence East 210 feet, thence North 699.20 feet to the South line of Sims Public Road, thence North 62 degrees 43 minutes West line of said NE1/4 of NW1/4, thence South along the West line of said NE1/4 of NW1/4 307.31 feet to the POINT OF BEGINNING; being a part of NE1/4 of NW1/4 of Section 5, Township 6 North , Range 17 East, Lauderdale County, Mississippi.

ALSO DESCRIBED AS FOLLOWS:

Commence at the Northwest corner of the Northeast 1/4 of the Northwest 1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi: thence South 375.53 feet to a point on the South right-of-way line of Russell-Mt. Gilead Road; thence South 62 degrees 11 minutes East 275.4 feet along said right-of-way line to a Point, thence South 27 degrees 49 minutes West 45.0 feet along said right-of-way line to a point, thence South 62 degrees 11 minutes East 217.03 feet along said right-of-way line to a point; thence Southeasterly 516.83 feet along said right-of-way line to its intersection with the North right-of-way line of the entrance ramp to interstate 20/59; thence South 16 degrees 51 minutes West 150.47 feet along the North right-of-way line of said entrance ramp to a point; thence South 58 degrees 45 minutes West 491.24 feet along said right-of-way line to a point; thence South 70 degrees 04 minutes West 396.2 feet along said right-of-way line to a point on the West line of the East 1/2 of the Northwest 1/4 of Section 5, Township 6 North, Range 17 East; thence North 1109.4 feet along the West line of the East 1/2 of the East 1/2 of the Northwest 1/4, Section 5 Township 6 North, Range 17 East, Lauderdale County, Mississippi and containing 12.49 acres more or less.

3.018 Concordia, MO
102 NW 4th Street
P.O. Box 787
Concordia, MO 64020
(TCA Site No. 18)

A TRACT OF LAND LOCATED IN THE SOUTHWEST QUARTER OF SECTION THIRTY THREE (33), TOWNSHIP FORTY NINE (49) NORTH OF THE BASE LINE, RANGE TWENTY FOUR (24) WEST OF THE FlFTH PRINCIPAL MERIDIAN, AND BEING A PART OF BLOCKS NUMBERED THREE (3) AND FOUR (4) OF NORTHVIEW SUBDIVISION AS SAID BLOCKS APPEAR UPON THE PLAT OF SAID SUBDIVISION OF RECORD IN PLAT BOOK 9 AT PAGE 33 IN THE OFFICE OF THE RECORDER OF DEEDS FOR LAFAYETTE COUNTY, MISSOURI, AND BEING A PART OF THE UNPLATTED LAND LYING IMMEDIATELY ADJACENT TO SAID BLOCKS NUMBERED THREE (3) AND FOUR (4), AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH IRON BAR BEING THE WEST QUARTER CORNER OF SAID SECTION THIRTY THREE (33), THENCE WITH THE QUARTER SECTION LINE, SOUTH 89 DEGREES 01 MINUTES 29 SECONDS EAST 292.35 FEET, THENCE SOUTH 00 DEGREES 32 MINUTES 23 SECONDS WEST 195.01 FEET TO A POINT ON THE SOUTH LINE OF A FUTURE STREET AND THE POINT OF BEGINNING, THENCE SOUTH 89 DEGREES 01 MINUTES 29 SECONDS EAST PARALLEL WITH SAID QUARTER SECTION, 1025.59 FEET TO THE WESTERLY RIGHT OF WAY LINE OF MISSOURI ROUTE 23, THENCE WITH SAID RIGHT OF LINE SOUTH 6 DEGREES 35 MINUTES 19 SECONDS WEST. 56.37 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT, THENCE ALONG SAID CURVE HAVING A RADIUS OF 1100.92 FEET FOR AN ARC LENGTH OF 660.33 FEET, THE LONG CHORD FOR THE CURVE BEARS SOUTH 17 DEGREES 36 MINUTES 15 SECONDS WEST, 650.48 FEET, THENCE SOUTH 34 DEGREES 47 MINUTES 14 SECONDS WEST, 418.05 FEET, THENCE SOUTH 56 DEGREES 36 MINUTES 09 SECONDS WEST, 143.30 FEET, THENCE LEAVING SAID RIGHT OF WAY, NORTH 88 DEGREES 44 MINUTES 15 SECONDS WEST, 274.64 FEET, THENCE NORTH 00 DEGREES 32 MINUTES 23 SECONDS EAST, 200.00 FEET, THENCE NORTH 88 DEGREES 42 MINUTES 15 SECONDS WEST, 200.00 FEET. THENCE NORTH 00 DEGREES 32 MINUTES 23 SECONDS EAST, 905.00 FEET TO THE POINT OF BEGINNING. EXCEPT THAT PART CONVEYED TO THE CITY OF CONCORDIA BY INSTRUMENT OF RECORD IN BOOK 832 PAGE 441 IN SAID RECORDER’S OFFICE.

3.175 Foristell, MO
P.O. Box 69
3265 N. Service Road East
Foristell, MO 63348
(TCA Site No. 175)

PARCEL 1:

A tract of land being part of Section 19, Township 47 North, Range 1 East and being more particularly described as follows:

Commencing at an old stone marking the Southwest corner of the Southeast one quarter of the Northwest quarter of Section 19, Township 47 North, Range 1 East; thence from said point South 89 degrees 42 minutes 30 seconds East 1325.19 feet to a point on a curve on the Eastern right of way line of State Highway “W”, said point marking the beginning point of the tract hereinafter described; thence along said Highway “W” right of way along a curve to the left an arc distance of 156.52 feet to a point marking the point of tangency of said curve, said curve having a radius of 766.72 feet and an included angle of 11 degrees 41 minutes 48 seconds; thence continuing along said right of way South 89 degrees 59 minutes 50 seconds West 15.00 feet to an iron pipe; thence North 2 degrees 19 minutes West along said right of way 20.93 feet to an iron pipe; thence South 89 degrees 57 minutes 30 seconds East 1049.11 feet to an old iron pin; thence South 0 degrees 03 minutes 40 seconds West 1139.10 feet to an iron pipe on the Northern right of way fine of Interstate Highway 70; thence along the Northern right of way line of Interstate Highway 70 the following courses and distances: North 64 degrees 53 minutes West 7.00 feet; North 71 degrees 47 minutes 40 seconds West 769.10 feet; North 48 degrees 09 minutes 50 seconds West 189.60 feet; North 0 degrees 08 minutes 23 seconds East 176.71 feet; South 60 degrees 39 minutes West 139.58 feet; North 47 degrees 53 minutes West 22.21 feet; North 39 degrees 27 minutes 50 seconds West 93.49 feet and North 32 degrees 02 minutes 30 seconds West 123.34 feet to an iron pipe marking the intersection of the North right of way line and the Eastern right of way line of State Highway “W”; thence along the Eastern right of way line of State Highway “W” North 7 degrees 18 minutes 40 seconds East 71.96 feet to an iron pipe marking a point of curvature on said Highway “W”: thence along said right of way along said curve to the left an arc distance of 238.65 feet to the place of beginning, said curve having a radius of 766.72 feet and an included angle of 17 degrees 50 minutes 02 seconds all as per Survey and Plat made by St. Charles County Engineering & Surveying, Inc. dated October 1969, EXCEPTING THEREFROM that portion conveyed to Robert A. Kaiser by Special Warranty Deed recorded in Book 995 Page 1946.

PARCEL 2:

Also a Non-exclusive Permanent Easement for the construction and maintenance of underground efficient lateral line, across grantors’ part of the Southeast quarter of the Northwest quarter of Section 19, Township 47 North, Range 1 East, which abuts the West right of way line of State Route “W”, said easement to be twenty (20) feet wide and adjacent to and parallel with the West right of way line of State Route “W” and is described as commencing at an old stone marking the Southwest corner of the Southeast one quarter of the Northwest quarter of Section 19, Township 47 North, Range 1 East; thence from said point South 89 degrees 42 minutes 30 seconds East 1325.19 feet to a point on a curve on the Eastern right of way line of State Highway “W”; thence along said curve to the left along said highway right of way and arc distance of 156.52 feet to a point; said curve having a radius of 766.72 feet and an included angle of 11 degrees 41 minutes 48 seconds; thence continuing along said Highway “W” right of way South 89 degrees 59 minutes 50 seconds West 15.00 feet and North 2 degrees 19 minutes West 20.95 feet to an iron pipe on said right of way; thence North 89 degrees 57 minutes 30 seconds West 76.71 feet to a point on the Western right of way line of said State Highway “W”; said point also marking the beginning point of the easement herein described; thence along the Western right of way line of said State Highway “W” South 6 degrees 54 minutes 40 seconds West 17.00 feet to a point on said right of way: thence North 83 degrees 05 minutes 20 seconds West 20.00 feet to a point; thence North 6 degrees 54 minutes 40 seconds East 119.27 feet to a point being West

1

of and 20 feet from the Western right of way line of said Highway “W”; thence North 0 degrees 00 minutes 10 seconds West being also 20 feet from and parallel to the Western line of said State Highway “W” 523.79 feet to a point in a creek; thence North 89 degrees 59 minutes 50 seconds East 20.00 feet to a point on the Western right of way line of said Highway “W”; thence along the Western right of way line of said Highway “W” South 0 degrees 00 minutes 10 seconds East 525.00 feet to a point on said right of way; thence continuing along said highway right of way South 6 degrees 54 minutes 40 seconds West 103.48 feet to the beginning point of said described easement.

PARCEL 3:

A Non-exclusive Easement over a tract of land being part of Section 19, Township 47 North, Range 1 East, St. Charles County, Missouri, and being described as follows:

Commencing at the Southwest corner of the Southeast quarter of the Northwest quarter of Section 19, Township 47 North Range 1 East; thence South 89 degrees 42 minutes 22 seconds East, a record distance of 1325.19 feet to a point on the East line of Missouri State Highway “W”; thence along said East line along a curve to the left, 156.52 feet to an old iron pipe, said curve having a radius of 766.72 feet and an included angle of 11 degrees 41 minutes 48 seconds; thence North 89 degrees 48 minutes 29 seconds West 15.14 feet to an old iron pipe; thence North 02 degrees 07 minutes 19 seconds West, 20.93 feet to a point thence departing the East line of Missouri State Highway “W”, South 89 degrees 57 minutes 35 seconds East, 10.42 feet to the point of beginning of the easement herein described; thence South 64 degrees 33 minutes 04 seconds East, 207.26 feet to a point; thence South 26 degrees 54 minutes 47 seconds East, 386.20 feet to the terminus of said easement.

2

Parcel 1 being the same as:

A tract of land being part of section 19, Township 47 North, Range 1 East, and part of the same property conveyed to Union oil Company of California as recorded in Book 552, Page 433 of the St. Charles County Missouri Recorder’s Office, said tract being more particularly described as follows:

COMMENCING at an old stone marking the Southwest corner of the Southeast Quarter of the Northwest Quarter of Section 19, Township 47 North, Range 1 East; thence South 89 degrees 42 minutes 30 seconds East, 1325.19 feet to a point on a curve on the Eastern right-of-way line of State Highway W; thence along said right-of-way line along a curve to the right having a radius of 766.72 feet, a central angle of 17 degrees 51 minutes 25 seconds an arc length of 238.96 feet, the chord of which bears South 20 degrees 38 minutes 55 seconds West, 237.99 feet to a point; thence continuing along said right-of-way line, South 07 degrees 10 minutes 30 seconds West, 71.91 feet to the point of intersection of said Eastern right-of-way line with the Northern right-of-way line, the following; South 32 degrees 08 minutes 22 seconds East, 123.52 feet to a point; thence South 39 degrees 10 minutes 47 seconds East, 93.38 feet to a point; thence South 48 degrees 21 minutes 01 seconds East, 22.25 feet to a point; thence North 60 degrees 32 minutes 56 seconds East, 139.65 feet to the POINT OF BEGINNING of the tract of land herein described; thence leaving said Northern right-of way line and along the Eastern line of property now or formerly of St.Louis West 70 Inn, Inc., as recorded in Book 1060, Page 728 of the said Recorder’s Office the following; North 51 degrees 39 minutes 41 seconds East, 285.00 feet to a Point; thence North 16 degrees 53 minutes 04 seconds East, 435.00 feet to the Southern line of property now or formerly of Gibson Tract 1 as recorded in Book 1358, Page 50 of the said Recorder’s Office; thence leaving said Eastern line and along the Southern line of said Gibson Property and also along the Southern line of property now or formerly of Garrett Tract 26 as recorded in Book 1358, Page 50 of the said Recorder’s Office South 89 degrees 57 minutes 35 seconds East, 529.12 feet to the Northwest corner of property now or formerly of St. Louis West 70 Truck Wash, Inc., Parcel No. 2, as recorded in Book 1060, Page 728 of the said Recorder’s Office; thence leaving said Southern line and along the Western line of said St.Louis West 70 Truck Wash, Inc. property and also along the Western line of property now or formerly of St.Louis West 70 Truck Wash, Inc. Parcel No. 1, as recorded in Book 1060, Page 728 of the said Recorder’s Office, South 00 degrees 03 minutes 44 seconds West, 1139.10 feet to the Northern right-of-way line of the aforementioned Interstate Highway 70; thence leaving said Western line and along said Northern right-of-way line the following; North 64 degrees 53 minutes 00 seconds West, 7.00 feet to a point; thence North 71 degrees 47 minutes 40 seconds West, 769.10 feet to a point; thence North 48 degrees 09 minutes 48 seconds West, 189.60 feet to a point; thence North 00 degrees 08 minutes 17 seconds East, 176.71 feet to the POINT OF BEGINNING.

3

3.051 Matthews, MO
854 State Highway 80
R.R. 1, Box 180
Matthews, MO 63867
(TCA Site No. 51)

TRACT #1:

A TRACT OF LAND SITUATED IN LOT 2 OF THE NORTHWEST QUARTER (NW1/4) OF SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST, SEE PAGE 197 OF ACREAGE PLAT BOOK NO. 2, NEW MADRID COUNTY SURVEYORS’ RECORDS, TO-WIT:

BEGINNING AT A POINT ON THE HALF LOT LINE NO. 2 THEREIN DISTANT NORTH 0° 30’ EAST, 161 FEET FROM THE CENTER OF THE NORTHWEST QUARTER (NW1/4) OF SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST, THENCE RUNNING IN A COURSE SOUTH 89° 07’ 34” WEST, 1006.25 FEET TO THE EAST RIGHT-OF-WAY LINE, I-55 AND ROUTE 80 INTERCHANGE, THENCE RUNNING IN A COURSE NORTH 10° 32’ 34” EAST, 509.85 FEET ALONG EAST RIGHT-OF-WAY LINE, THENCE RUNNING IN A COURSE NORTH 24° 01’ 34” EAST 617 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF ROUTE 80, THENCE RUNNING IN A COURSE NORTH 84° 00’ 34” EAST, 878 FEET ALONG SOUTH RIGHT-OF-WAY LINE OF ROUTE 80, THENCE RUNNING IN A COURSE NORTH 0° 43’ 26” WEST 25 FEET, THENCE RUNNING IN A COURSE NORTH 89°16’ 34” EAST, 199.5 FEET TO EAST P/L, THENCE RUNNING IN A COURSE SOUTH 0° 30’ WEST 365 FEET ALONG EAST P/L, THENCE RUNNING IN A COURSE SOUTH 26° 48’ WEST 902.8 FEET ALONG EASTERLY P/L TO THE POINT OF BEGINNING.

TRACT # 2:

TOGETHER WITH AN EASEMENT TWENTY (20) FEET WIDE ADJOINING AND IMMEDIATELY TO THE SOUTH OF THE RIGHT OF WAY LINE OF THE STATE HIGHWAY 80, BEGINNING AT THE INTERSECTION OF THE EAST SIDE OF THE ABOVE DESCRIBED PROPERTY (TRACT #1), AND THE SOUTH RIGHT OF WAY LINE OF STATE HIGHWAY 80, THENCE IN AN EASTERLY DIRECTION TO THE ST.JOHN’S DRAINAGE DITCH, LOCATED ON THE NORTH RALF (N1/2) OF SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST, FOR THE PURPOSE OF INSTALLATION AND MAINTENANCE OF AN EIGHT (8) INCH EFFLUENT LINES.

LAND ARE ALSO DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST 1/2 OF LOT NO. 2 OF THE NORTHWEST QUARTER, AND THAT PART OF THE EAST 1/2 OF LOT NO. 2 OF THE NORTHWEST QUARTER, ALL BEING IN SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE COUNTY OF NEW MADRID, STATE OF MISSOURI, DESCRIBED AS FOLLOWS:

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COMMENCE AT THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE NORTHWEST QUARTER (1/4) OF SAID SECTION NO. 3, THENCE NORTH 0°30’00” EAST, 161.0 FEET, TO A FOUND 1 1/4 DIA. IRON PIPE, MARKING THE PLACE OF BEGINNING; THENCE SOUTH 89°04’10” WEST, 1005.61 FEET, (THE RECORD CALL ALONG SAID LINE BEING SOUTH 89°07’34” WEST, 1006.25 FEET), TO A POINT ON THE EASTERN RIGHT OF WAY LINE OF INTERSTATE HIGHWAY “55”, SAID POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD WITH PLASTIC CAP, AND SAID POINT BEING AT INTERSTATE “55” STATION 417+00, AND 170.00 FEET RIGHT OF CENTERLINE, WITH THE CENTERLINE BEARING OF SAID INTERSTATE AT THIS POINT BEING NORTH 0°52’26” WEST, THENCE ALONG THE EASTERN RIGHT OF WAY OF SAID INTERSTATE, NORTH 10°26’10” EAST, 509.90 FEET, (THE RECORD CALL ALONG SAID LINE BEING NORTH 10°32’34” EAST, 509.85 FEET), TO A POINT WHICH IS 270 FEET, NORMAL AND OPPOSITE TO INTERSTATE CENTERLINE STATION 412+00, AND SAID POINT BEING WITNESSED BY A METAL MISSOURI STATE HIGHWAY AND TRANSPORTATION DEPARTMENT RIGHT OF WAY MARKER, WHICH BEARS NORTH 89°07’34” EAST, 0.42 FEET FROM THE TRUE CORNER, THENCE CONTINUING ALONG SAID EAST RIGHT OF WAY LINE, NORTH 23°59’22” EAST, 617.43 FEET, (THE RECORD CALL ALONG SAID LINE BEING NORTH 24°01’22” EAST, 617.0 FEET), TO THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF SAID INTERSTATE “55”, AND THE SOUTH LINE OF MISSOURI STATE ROUTE “80”, SAID POINT BEING 529.60 FEET NORMAL AND OPPOSITE TO INTERSTATE STATION 405+39.8, AND BEING 140 FEET NORMAL AND OPPOSITE TO MISSOURI STATE ROUTE “80” STATION 87+25, AND SAID POINT BEING WITNESSED BY A METAL MISSOURI STATE HIGHWAY AND TRANSPORTATION DEPARTMENT RIGHT OF WAY MARKER, WHICH BEARS SOUTH 31°06’56” EAST, 0.49 FEET, FROM THE TRUE CORNER, THENCE ALONG THE SOUTH RIGHT OF WAY LINE OF SAID ROUTE “80”, NORTH 83°55’44” EAST, 877.75 FEET, (THE RECORD CALL ALONG SAID LINE BEARS NORTH 84°00’34” EAST, 878.0 FEET), TO A METAL MISSOURI STATE HIGHWAY AND TRANSPORTATION DEPARTMENT RIGHT OF WAY MARKER, BEING 60 FEET OPPOSITE AND NORMAL TO ROUTE “80” STATION 96+00, THENCE NORTH 00°43’26” EAST, 25.00 FEET, TO A POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD WITH PLASTIC CAP, SAID POINT BEING 25.00 OPPOSITE AND NORMAL TO ROUTE “80” STATION 96+00, THENCE CONTINUING ALONG THE SOUTH RIGHT OF WAY LINE OF SAID ROUTE “80”, NORTH 89°16’34” EAST, 199.50 FEET, TO A POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD WITH A PLASTIC CAP, THENCE LEAVING SAID SOUTH RIGHT OF WAY LINE, SOUTH 00°30’00” WEST, 365.00 FEET, TO A POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD-WITH A PLASTIC CAP, THENCE SOUTH 26°49’00” WEST, 901.55 FEET, (THE RECORD CALL ALONG SAID LINE BEING SOUTH 26°48’ WEST, 902.80 FEET), TO THE PLACE OF BEGINNING AND CONTAINING 28.574 ACRES (REC. DEED IN BOOK 267, PAGE 228, NEW MADRID COUNTY LAND RECORDS CALLS 29.48 ACRES), MORE OR LESS, AS SHOWN ON THE ACCOMPANYING PLAT.

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3.052 Oak Grove, MO
100 North Broadway
Oak Grove, MO 64075
(TCA Site No. 52)

LOT 1, UNION 76 ADDITION, A SUBDIVISION IN OAK GROVE, JACKSON COUNTY, MISSOURI, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AS A POINT IN THE NORTH LINE OF THE NORTHEAST 1/4 OF NORTHEAST 1/4 OF SECTION 32, TOWNSHIP 49, RANGE 29, 29.10 FEET WEST OF THE N.E. CORNER THEREOF, SAID POINT BEING ON THE WEST LINE OF THE RIGHT OF WAY OF STATE HIGHWAY H (OUTERBELT 24-E) (30 FEET FROM THE CENTER LINE OF SLAB); THENCE NORTH 88° 59’ WEST ALONG THE NORTH LINE OF SAID 1/4 OF 1/4 SECTION 836.13 FEET; THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID RIGHT OF WAY 914.14 FEET TO A POINT ON THE NORTH LINE OF THE RIGHT OF WAY OF INTERSTATE 70 (135 FEET FROM CENTER LINE WESTBOUND SLAB); THENCE EASTERLY ALONG SAID RIGHT OF WAY AND ALONG A CURVE TO THE RIGHT (HAVING A RADIUS OF 34,512.48 FEET) 170.60 FEET TO A POINT OPPOSITE AND 135 FEET NORTH OF STATION 1360+00 OF SAID INTERSTATE SURVEY; THENCE NORTH 86° 43’ EAST 352.37 FEET TO A POINT OPPOSITE AND 160 FEET NORTH OF STATION 1363.50 OF SAID SURVEY; THENCE NORTH 40° 05’ EAST 238.55 FEET TO A POINT OPPOSITE AND 190 FEET WEST OF STATION 18+5 OF STATE HIGHWAY H SURVEY; THENCE DUE NORTH 150 FEET TO A POINT OPPOSITE AND 190 FEET WEST OF STATION 20+00 OF SAID SURVEY; THENCE NORTH 24° 14’ EAST 219.32 FEET TO A POINT OPPOSITE AND 100 FEET WEST OF STATION 22+00 OF SAID SURVEY; THENCE DUE EAST 70 FEET; THENCE DUE NORTH ALONG THE WEST LINE OF SAID STATE HIGHWAY H RIGHT OF WAY (30 FEET FROM CENTER LINE THEREOF) 346.48 FEET TO THE POINT OF BEGINNING.

ALSO DESCRIBED AS FOLLOWS:

PART OF LOT 1 OF “UNION 76 ADDITION”, A SUBDIVISION RECORDED IN PLAT BOOK I-43, PAGE 105 OF THE JACKSON COUNTY, MISSOURI RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 32, TOWNSHIP 49, RANGE 29, 54.10 FEET WEST OF THE NORTHEAST CORNER THEREOF, SAID POINT BEING ON THE WEST LINE OF THE RIGHT-OF-WAY OF STATE HIGHWAY H (OUTERBELT 24-E) AS WIDENED BY DEED RECORDED IN BOOK I-1892 PAGE 583 OF THE JACKSON COUNTY RECORDS (55 FEET FROM THE CENTER LINE OF SLAB); THENCE ALONG SAID WEST LINE AND ALONG THE NORTHERLY LINE OF THE NORTH OUTER ROADWAY OF INTERSTATE HIGHWAY 70 THEN FOLLOWING BEARING AND DISTANCES SOUTH 02° 28’ 32” WEST 347.25 FEET, WEST 30.00 FEET SOUTH 24° 14’ WEST 219.03 FEET, SOUTH 15° 34’ 12” WEST 200.74 FEET, SOUTH 33° 41’ 21” WEST 89.58 FEET, SOUTH 52° 47’ 13” WEST 89.58 FEET, SOUTH 65° 15’ 18” WEST 32.49 FEET, SOUTH 86° 43’ WEST 301.59 FEET, TO A POINT OF CURVE; THENCE EASTWARDLY ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 34,512.48 FEET AN ARC DISTANCE OF 170.59 FEET TO THE SOUTHWESTERN CORNER OF SAID LOT 1, THENCE ALONG THE WEST LINE OF SAID LOT 1 NORTH 00° EAST A DISTANCE OF 914.14 FEET TO THE NORTHWEST CORNER THEREOF; THENCE ALONG THE NORTH LINE OF SAID LOT 1 SOUTH 88° 59’ EAST A DISTANCE OF 811.13 FEET TO THE POINT OF BEGINNING.

3.193 Grand Island, NE
8033 W. Holling Rd.
P.O. Box 167
Alda, NE 68810
(TCA Site No. 193 – Grand Island)

Legal Description

The land referred to is situated in the State of Nebraska, County of Hall and is described as follows:

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF HALL, STATE OF NEBRASKA, BEING MORE PARTICULARLY DESCRIBED AS:

A TRACT OF LAND COMPRISING A PART OF THE NE1/4, NE1/4 OF SECTION 36 TOWNSHIP 10 NORTH, RANGE 11 WEST OF THE 6TH P.M. IN HALL COUNTY. NEBRASKA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 36, SAID POINT BEING 42.1 FEET WEST OF THE NORTHEAST CORNER OF SAID SECTION 36; THENCE RUNNING SOUTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 49°46’45” WITH SAID SECTION LINE, AND ALONG THE NORTHWESTERLY HIGHWAY RIGHT-OF-WAY LINE, A DISTANCE OF 1,046.4 FEET, TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WHOSE RADIUS IS 718.51 FEET (INITIAL TANGENT OF WHICH COINCIDES WITH THE LAST DESCRIBED COURSE), A DISTANCE OF 350.2 FEET; THENCE CONTINUING SOUTHWESTERLY ALONG THE FINAL TANGENT OF THE LAST DESCRIBED CURVE, AND ON SAID RIGHT-OF-WAY LINE, A DISTANCE OF 265.55 FEET TO THE WEST LINE OF SAID NE1/4, NE1/4, A DISTANCE OF 1,101.24 FEET TO THE NORTHWEST CORNER OF SAID NE1/4, NE1/4; THENCE EASTERLY ALONG THE NORTH LINE OF SAID SECTION 36, A DISTANCE 1,243.92 FEET TO THE PLACE OF BEGINNING.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS THE FOLLOWING:

LEGAL DESCRIPTION

A TRACT OF LAND COMPRISING A PART OF THE NE1/4 NE1/4 OF SECTION 36, TOWNSHIP 10 NORTH, RANGE 11 WEST OF THE 6TH P.M., IN HALL COUNTY, NEBRASKA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 36; SAID POINT BEING 41.2 FEET WEST OF THE NORTHEAST CORNER OF SAID SECTION 36; THENCE SOUTH 40° 13’ 26” WEST ALONG AND UPON THE NORTHWESTERLY HIGHWAY RIGHT-OF-WAY LINE A DISTANCE OF 1,046.4 FEET TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WHOSE RADIUS IS 718.51 FEET (INITIAL TANGENT OF WHICH COINCIDES WITH THE LAST DESCRIBED COURSE), A DISTANCE OF 350.2 FEET (LONG CHORD 346.74 FEET - LONG CHORD BEARING SOUTH 54° 11’ 12.5” WEST); THENCE CONTINUING SOUTHWESTERLY (SOUTH 68°08’59” WEST) ALONG AND UPON THE FINAL TANGENT OF THE LAST DESCRIBED CURVE AND ON SAID RIGHT OF WAY LINE A DISTANCE OF 265.44 FEET TO A POINT ON THE WEST LINE OF SAID NE1/4 NE1/4; THENCE NORTH 02°06’19” WEST ALONG AND UPON THE WEST LINE OF SAID NE1/4 NE1/4, A DISTANCE OF 1,101.38 FEET TO THE NORTHWEST CORNER OF SAID NE1/4 NE1/4; THENCE NORTH 90°00’00” EAST ALONG AND UPON THE NORTH LINE OF SAID SECTION 36, A DISTANCE OF 1,243.75 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE BEARINGS ARE RELATIVE TO THE NORTH LINE OF THE NE1/4 NE1/4 WHICH WAS ASSUMED AS NORTH 90°00’00” EAST.

3.090 Ogallala, NE
P.O. Box 217
103 Prospectors Drive
Ogallala, NE 69153
(TCA Site No. 90)

Legal Description

The land referred to is situated in the State of Nebraska, County of Keith and is described as follows:

A tract of real estate located in Section 7, Township 13 North, Range 38, West of the 6th P.M., in Keith County, Nebraska, described more particularly as follows:

Commencing at a point on the east line of Section 7, Township 13 North, Range 38 West of the6th P.M. said point being 33 feet North of the East quarter corner of said Section 7, said point also being the point of beginning; thence continuing north on the east line of said Section 7, a distance of 584.2 feet to a point, said point being on the South right-of-way line of Interstate Highway No. I-80; thence in a Southwesterly direction on a 1332.39 feet radius curve to the left, initial tangent of which forms an angle of 104°29’ left from said East line a distance of 124.3 feet to the point of tangency; thence in a Southwesterly direction on tangent and on said South right-of-way line of said Interstate Highway a distance of 213.8 feet to a point; thence left 3°29’ and on said South right-of-way line of said Interstate Highway a distance of 824.0 feet to a point; thence left 50°24’ and on said East right-of-way line of said Interstate Highway a distance of119.3 feet to a point; thence left 106°23’ a distance of 253.2 feet to a point; thence right 5°25’ a distance of 127.4 feet to a point, said point being on the North right-of-way line of the present County Road; thence East and on the said North right-of-way line of said County Road a distance of 730.1 feet to the point of beginning and containing 9.2 acres more or less, together with all right, title and interest of the grantor in and to any and all roads, streets, alleys and ways bounding said premises.

A parcel of land, located in Government Lot No. 1 in Section 8, Township 13 North, Range 38 West of the 6th P.M., in Keith County, Nebraska, described as follows:

Beginning at the Southwest corner of the Government Lot No. 1 in Section 8; thence, along the west line thereof, N0°00’E 33.00 feet to the intersection with the North line of the County road right-of-way, the true point of beginning; thence continuing N0°00’E 558.36 feet to the intersection with the southerly line of the I-80 right-of-way; thence, along said southerly line, along a curve to the east, concave to the south, with an initial radial bearing S14°38’26”E, a radius of 1332.39 feet, through a central angle of 13°56’58”, for an arc distance of 324.38 feet; thence, continuing along said southerly line, N85°02’20”E, 245.10 feet to a point which is 565 feet east from said west line; thence, along a line which is parallel with said west line, S0°00’E 622.05 feet to a point on the North line of the County Road right-of-way; thence, along said North line, N89°58’30”W 565.00 feet to the true point of beginning, together with all appurtenances thereto belonging or in anywise appertaining, and all right, title and interest of grantor in and to any and all roads, streets and ways bounding said premises.

All of the above described land being the same as follows:

A tract of land in Section 7, Township 13 North, Range 38 West of the 6th P.M., in Keith County, Nebraska described as follows:

Commencing at a point on the east line of said Section 7, said point being 33.0 feet North of the East Quarter Corner of said Section 7, said point also being the point of beginning, thence North 89°58’ West on the northerly County Road right-of-way, a distance of 730.1 feet; thence North 84°32’ West, a distance of 127.4 feet; thence North 89°58’ West on a line parallel to the northerly County Road right-of-way a distance of 253.2 feet to the southerly right-of-way of Interstate Highway No. I-80; thence North 16°25’ East on said right-of-way a distance of 119.3 feet; thence North 66°49’ East on said right-of-way a distance of 213.8 feet; thence northeasterly on a 1332.39 feet radius curve to the right, the initial radial bearing South 19°05’46” East, a radius of 1332.39 feet, through a central angle of 5°16’39”, for an arc distance of 122.72 feet to the east line of said Section 7; thence South on the east line of said Section 7 a distance of 558.36 feet to the place of beginning.

A parcel of land located in Government Lot No. 1 in Section 8, Township 13 North, Range 38 West of the 6th P.M., Keith County, Nebraska, described as follows:

Beginning at the southwest corner of the Government No. 1 in Section 8, thence, along the west line thereof, North 0°00’ East 33.00 feet to the intersection with the north line of the County Road right-of-way, the true point of beginning, thence continuing North 0°00’ East 558.36 feet to the intersection with the southerly line of the I-80 right-of-way; thence, along said southerly line, along a curve to the east, concave to the south, with an initial radial bearing South 14°38’26” East, a radius of 1132.39 feet, through a central angle of 13°56’58” for an arc distance of 324.38 feet; thence, continuing along said southerly

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line, North 85°32’55” East, a distance of 242.28 feet; thence South 0°15’16” East a distance of 620.58 feet to a point on the north line of the County Road right-of-way; thence, along said north line, North 89°58’30” West a distance of 565.0 feet to the true point of beginning.

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3.108 Las Vegas, NV
8050 Dean Martin Drive
Las Vegas, NV 89139
(TCA Site No. 108)

LEGAL DESCRIPTION

A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 8, AND THE NORTHWEST QUARTER (NW 1/4) OF SECTION 17, TOWNSHIP 22 SOUTH, M.D.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 8, THENCE SOUTH 88°34’01” EAST ALONG THE SOUTH LINE THEREOF 704.35 FEET TO THE TRUE POINT OF BEGINNING ALSO BEING A POINT ON THE EASTERLY RIGHT OF WAY LINE OF INDUSTRIAL ROAD (80.00 FEET WIDE); THENCE THE FOLLOWING COURSES ALONG THE EASTERLY AND SOUTHERLY RIGHT OF WAY LINE OF SAID INDUSTRIAL ROAD, NORTH 000’01” EAST, 184.93 FEET TO A POINT OF CURVE, SAID CURVE BEING CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 385.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 83°44’12”; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, 562.67 FEET TO A POINT OF TANGENT; THENCE NORTH 83°44’13” EAST, 445.36 FEET TO A POINT OF CURVE, SAID CURVE BEING CONCAVE NORTHWESTERLY HAVING A RADIUS OF 610.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 10°16’24”; THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, 109.38 FEET TO A POINT ON THE NORTH LINE OF THE WEST HALF (W 1/2) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 8; THENCE SOUTH 88°34’51” EAST ALONG THE NORTH LINE THEREOF, 63.75 FEET TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 0°01’02” WEST ALONG THE EAST LINE THEREOF, 78.27 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF THE BLUE DIAMOND OVERPASS OFFRAMP ALSO BEING A POINT ON A CURVE, SAID CURVE BEING CONCAVE EASTERLY HAVING A RADIUS OF 600.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 03°37’52”; THENCE THE FOLLOWING COURSES ALONG BLUE DIAMOND RIGHT OF WAY LINE, CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE 50.70 FEET TO A POINT OF REVERSE CURVE, SAID CURVE BEING CONCAVE NORTHWESTERLY HAVING A RADIUS OF 600.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 48°47’33”; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, 510.95 FEET TO A POINT OF TANGENCY; THENCE SOUTH 58°46’16” WEST, 214.70 FEET TO A POINT ON THE SOUTH LINE OF SECTION 8; THENCE CONTINUING SOUTH 58°46’16” WEST, 564.47 FEET TO A POINT OF INTERSECTION WITH SAID EASTERLY RIGHT OF WAY LINE OF INDUSTRIAL ROAD; THENCE NORTH 0°00’01” EAST ALONG SAID EASTERLY RIGHT OF WAY LINE, 304.73 FEET TO THE TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM THAT PORTION WHICH IS CONVEYED TO STATE OF NEVADA BY A DEED RECORDED OCTOBER 13, 2004 IN BOOK 20041013 AS INSTRUMENT NO. 00615 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

3.181 Mill City, NV
6000 E. Frontage Road
Mill City, NV 89418
(TCA Site No. 181)

Parcel  1

A parcel of land lying in Section 33, Township 33 North, Range 35 East, M.D.B.&M., and being more particularly described as follows:

Beginning at the West 1/4 corner of said Section 33, the TRUE POINT OF BEGINNING;

THENCE N 00°58’41” W, 1,569.35’ along the West boundary of Section 33 to the Eastern right of way line of the Southern Pacific Railroad;

THENCE N 22°09’22” E, 1,167.39’ along the Southern Pacific Railroad right of way to the North boundary of Section 33;

THENCE S 88°45’40” E, 1,602.98’ along the North boundary of Section 33 along the North boundary of Section 33 to the Western right of way line of FE 415;

THENCE S 19°28’45” W, 1,180.97’ along the Western right of way line of FE 415;

THENCE CONTINUING along FE 415 S 23°39’26” W, 546.48’;

THENCE CONTINUING along FE 415 S 66°20’34” E, 82.0’;

THENCE CONTINUING along FE 415 S 23°43’46” W, 1,003.98’;

THENCE CONTINUING along FE 415 on a curve to the right 1,602.04’, said curve having a central angle of 9°14’04” a radius of 9,940’ and a tangent bearing of S 29°26’38” W:

THENCE S 89°59’05” W, 177.44’ to the West boundary of Section 33;

THENCE N 00°00°55’ W, 1,276.07’ to the TRUE POINT OF BEGINNING.

The above metes and bounds description appeared previously in that certain document recorded December 8, 1998 in Book 336, Page 515 as File No. 221179, in the office of the County Recorder of Humboldt County, Nevada.

EXCEPTING THEREFROM that portion thereof lying within the exterior boundaries of BURNS BROS SUBDIVISION, according to the map thereof filed in the office of the County Recorder of Pershing County, State of Nevada on February 22, 1989, in Pocket 2, Folder 5 of Maps, as Document No. 129815.

PARCEL 2

LOTS 1 through 10, inclusive, in Block A and LOTS 1 through 13, inclusive, in Block B, of BURNS BROS SUBDIVISION, according to the Official Map thereof, filed in the Office of the County Recorder of Pershing County, State of Nevada, on February 22, 1989, in Pocket 2, Folder 5 of Maps, as Document No. 129815.

PARCEL 3

That portion of the E1/2 of the NW 1/4 of Section 33, T. 33 N., R. 35 E., M.D.B. & M., and more fully described as follows:

BEGINNING at a point on the left or Westerly right-of-way line of interstate Route 80 (Project I-080-2 (8) 140), 118.00 feet left of and at right angles to Highway Engineer’s Station “AW” D=400.00 P.O.T.; said point of beginning further described as bearing 42° 13’ 03” E a distance of 2,343.57 feet from the Northwest Corner of Section 33, T.33 N., R. 35 E., M.D. & M.;

thence along the former left or Westerly right-of-way line of Interstate 80, the following three (3) courses and distances:

1)  N 66° 28’ 15” W - 82.00 feet;

2)  N 23° 31’ 45” E - 546.48 feet;

3)  N 9° 21’ 03” E - 1,210.84 feet to an intersection with said left or Westerly right-of-way of Interstate Route 80:

thence S 88° 23’ 36” E.; along said right-of-way line, which is coincident with the North section line of said Section 33, a distance of 78.76 feet to a point;

thence along said left or Westerly right-of-way line of Interstate Route 80, the following three (3) courses and distances:

1)   S 19° 21’ 03” W - 1,224.91 feet

2)   from a tangent which bears the last described course, curving to the right with a radius of 2,975 feet, through an angle of 4° 10’ 42”, an arc distance of 216.95 feet;

3)   S 23° 31’ 45” W - 345.09 feet to the point of beginning: said parcel contains an area of 3.13 acres (136,286 square feet), more or less.

The above described parcel shall have no access in and to Interstate Route 80 (Project I-080-2 (8) 140). Subject to any and all existing utilities, whether of record or not.

3.172 Sparks, NV
200 North McCarran Blvd.
Sparks, NV 89431
(TCA Site No. 172)

PARCEL 1:

A portion of Section 4 and 9, Township 19 North, Range 20 East, M.D.B.&M., being more particularly described as follows:

COMMENCING at the Northeast corner of said Section 9; thence South 81°36’31” East 376.96 feet to a point on the centerline of a proposed roadway known as Nichols Boulevard; thence along the said centerline North 59°43’50” West 1280.34 feet to the intersection of the Easterly right of way line of McCarran Boulevard with centerline of Nichols Boulevard, said point being the Point of Beginning of this description; thence along the centerline of said Nichols Boulevard South 59°43’50” East 691.24 feet; thence South 30°16’10” West 1074.75 feet to the Northeasterly right of way line of Interstate 80’ thence along said Interstate 80 right or way North 56°42’18” West 541.97 feet; thence leaving said right of way North 30°16’10” East 230.40 feet; thence North 59°43’50” West 150.02 feet to the Easterly right of way line of said McCarran Boulevard; thence along said right of way line North 30°16’10” East 815.74 feet to the Point of Beginning.

EXCEPTING THEREFROM that portion thereof conveyed to the City of Sparks for Nichols Boulevard by Deed recorded March 9, 1972 under File No. 237148.

AND EXCEPTING THEREFROM that portion thereof conveyed to the State of Nevada for highway purposes by Deed recorded February 5, 1975, under File No. 354503.

FURTHER EXCEPTING THEREFROM those portions conveyed to the State of Nevada for highway purposes by Deeds recorded May 17, 1991, under File No’s. 1480276 and 1480277, Official Records.

APN: 037-013-12

Document Number 1664491 is provided pursuant to the requirements of NRS 111.312

PARCEL 2:

Parcel 1 as shown on Parcel Map No. 142, Parcel Map for ROBERT L. HELMS, recorded in the office of the County Recorder of Washoe County, State of Nevada on March 11, 1974, under Document No. 357608, Official Records.

APN: 037-013-10

PARCEL 3:

A portion of Section 9 and 10, Township 19 North, Range 20 East, M.D.B.&M., which is described as follows:

COMMENCING at the Northeast corner of said Section 9; thence South 81°36’31” East 376.96 feet to the intersection of Nichols Boulevard and Howard Drive; thence along the centerline of Nichols Boulevard, North 59°43’50” West 275.90 feet; thence leaving said centerline, south 30°16’10” West 40.00 feet to the True Point of Beginning; said point also being the Northeast corner of that certain parcel of land described in Instrument recorded in Book 817, Page 388, Document No. 327383, Official Records of Washoe County; thence from said Point of Beginning along the East line of the above mentioned parcel and the Southerly prolongation thereof, South 30°16’10” West 984.85 feet to the Northeasterly right of way line of Interstate 80, Project I-UI-RFI-080-1(64) 17, being further described as being a point on the Northeasterly line of that certain parcel of land described in Instrument recorded in Book 859, Page 409, Document No. 347682, Official Records of Washoe County, Nevada; thence along said right of way line of Interstate 80 from a tangent that bears South 46°45’31” East along the arc of a 1328 foot radius curve to the left, having a central angle of 01°19”30”, an arc distance of 30.71 feet; thence leaving said right of way line, North 30°16’10” East 1031.40 feet to the centerline of Nichols Boulevard; thence along said centerline, South 59°43’50” East 30.00 feet to a point; thence South 30°16’10” West 40.0 feet to the Point of Beginning.

EXCEPTING THEREFROM that portion thereof conveyed to SIERRA 76, INCORPORATED by Deed recorded December 11, 1980 under File No. 711758.

APN: 037-013-10

Document Number 1664491 is provided pursuant to the requirements of NRS 111.312

PARCEL 4: -Easement

A portion of Sections 3, 9 and 10, Township 19 North, Range 20 East, M.D.B.&M., described as follows:

COMMENCING at the Northeast corner of Section 9, Township 19 North, Range 20 East, M.D.B.&M.; thence South 81°36’31” East 376.96 feet to the intersection of Nichols Boulevard and Howard Drive; thence along the centerline of Nichols Boulevard North 59°43’50” West 245.90 feet; thence leaving said centerline South 30°16’10” West 40.00 feet to the right-of-way of Nichols Boulevard and the True Point of Beginning; thence South 30°16’10” West 417.25 feet; thence North 59°43’50” West 30.00 feet; thence North 30°16’10” East 417.25 feet to the Southerly right-of-way line of Nichols Boulevard; thence along said Southerly right-of-way line South 59°43’50” East 30.00 feet to the True Point of Beginning.

APN: 037-013-09

Document Number 1877851 is provided pursuant to the requirements of NRS 111.312

3.211 Greenland, NH
108 Ocean Drive
Greenland, NH 03840
(TCA Site No. 211)

Legal Description

LEASEHOLD DESCRIPTION:

A certain tract or parcel of land situated on the easterly side of Route 101, so-called, in Greenland, County of Rockingham and State of New Hampshire, shown on a plan entitled, “Plan of Land, Ocean Road, NH for Exit 3 Truck Service, Inc.”, drawn by Durgin, Verra and Associates, Inc., dated June 21, 1990, bounded and described as follows on said Plan:

Beginning at a point on the northeasterly sideline of Ocean Road and the intersection with Route 101 shown as “found NHHB”;

Thence proceeding S 45° 19’ 46” E a distance of 732.61’, more or less to a point;

Thence turning and running S 23° 23’ 51” W a distance of 394.26’, more or less to a point;

Thence turning and running N 40° 40’ 20” W a distance of 223.22’, more or less to a point;

Thence proceeding N 77° 27’ 21” W a distance of 167.00 feet, more or less to a point;

Thence turning and running N 40° 40’ 20” W a distance of 152.23 feet, more or less to a point;

Thence proceeding N 38° 39’ 05” W a distance of 99.64 feet, more or less to a point;

Thence proceeding N 32° 004’ 15” W a distance of 72.99 feet, more or less to a point;

Thence proceeding N 27° 47’ 00” W a distance of 82.12 feet more or less to a point;

Thence turning and running N 26° 58’ 47” E a distance of 197.00 feet to the point of beginning.

3.048 Bloomsbury, NJ
975 St. Rt. 173
P.O. Box 427
Bloomsbury, NJ 08804
(TCA Site No. 48)

Legal Description

ALL that certain lot, parcel or tract of land, situate and lying in the Borough of Bloomsbury, County of Hunterdon, State of New Jersey, and being more particularly described as follows:

TRACT 1

BEGINNING at a point in the Northerly right of way line of New Jersey State Highway Route 173 (variable width), said point being the intersection of same with the common line between Tax Map Lots 1 and 3, in Block 30, and from said beginning point running;

(1)                                  South 74 degrees 09 minutes 26 seconds West along said Northerly right of way line of New Jersey State Highway Route 173, 67.22 feet to a cross cut set; thence

(2)                                  South 78 degrees 58 minutes 20 seconds West along same, 198.05 feet to a point; thence

(3)                                  South 72 degrees 42 minutes 03 seconds West along same, 102.29 feet to an iron pin set; thence

(4)                                  South 56 degrees 24 minutes 07 seconds West along same, 53.89 feet to a point; thence

(5)                                  Westerly along same, along a curve to the right having a radius of 17,155.76 feet, a delta angle of 00 degrees 20 minutes 20 seconds, and arc length of 101.43 feet to an iron pin set at a point of tangency; thence

(6)                                  South 78 degrees 59 minutes 54 seconds West along same, 188.50 feet to an iron pin set at a point of curvature; thence

(7)                                  Westerly along same, along a curve to the right having a radius of 1604.28 feet, a delta angle of 09 degrees 37 minutes 00 seconds, an arc length of 269.27 feet to a point; thence

(8)                                  North 11 degrees 45 minutes 15 seconds East along the common line between Tax Map Lots 3 and 4 in Block 30, 836.91 feet to an iron pin set in the Southerly right of way line of Interstate Highway Route 78 (300 feet wide); thence

(9)                                  Easterly along same, along a curve to the left having a radius of 10,150.00 feet, a delta angle of 03 degrees 24 minutes 54 seconds, an arc length of 604.97 feet to an iron pin set; thence

(10)                            South 76 degrees 56 minutes 38 seconds East along same, 77.01 feet to an iron pin set; thence

(11)                            South 15 degrees 24 minutes 31 seconds East along the common line between Tax Map Lots 1 and 3 in Block 30, 463.37 feet to the point and place of BEGINNING.

BEING Lot 3 in Block 30 Tax Map Borough of Bloomsbury.

1

BEGINNING at an existing monument found in the Northeasterly right of way line of New Jersey State Highway Route 173 (variable width), said point being the intersection of same with the common line between Tax Map Lots 4.01 and 4 in Block 30, and from said beginning point running;

(1)                                  North 71 degrees 12 minutes 50 seconds West along said Northeasterly right of way line of New Jersey State Highway Route 173, 212.88 feet to an iron pin set at a point of curvature; thence

(2)                                  Westerly along same, along a curve to the left having a radius of 606.69 feet, a delta angle of 18 degrees 04 minutes 56 seconds, an arc length of 191.47 feet to the Musconetcong River; thence

(3)                                  North 44 degrees 54 minutes 38 seconds East along the Musconetcong River, 233.85 feet to a point; thence

(4)                                  South 71 degrees 12 minutes 50 seconds East along the common line between Tax Map Lots 4.01 and 4 in Block 30, 298.22 feet to an iron pin set; thence

(5)                                  South 18 degrees 47 minutes 10 seconds West along same, 180.00 feet to the point and place of BEGINNING.

BEING Lot 4.01 in Block 30 Tax Map Borough of Bloomsbury.

2

3.006 Columbia, NJ
2 Simpson Road
P.O. Box 305
Columbia, NJ 07832
(TCA Site No. 6)

Legal Description

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Knowlton, County of Warren, State of New Jersey, and being more particularly described as follows:

TRACT 1:

BEGINNING at a corner in the Northeasterly right of way line of New Jersey State Highway Route 46 (1953) Section 1 (freeway) opposite base line station 246+57 +/-; said corner is located 30 feet Northeasterly (at right angles) from the centerline of a frontage road known as “Service Road C” and running; thence (1) along lands now or formerly belonging to Garris Elizibeta, North 70 degrees, 34 minutes and 12 seconds East a distance of 41.19 feet to a corner of the same; thence (2) along the same, North 19 degrees, 19 minutes and 48 seconds West a distance of 50.00 feet to a corner of the same; thence (3) along the same, North 70 degrees, 34 minutes and 12 seconds East a distance of 126.82 feet to a corner of the same; thence (4) along lands now or formerly belonging to G. Elizibeta, Robert Schoonver, Albert Stackhouse and Robert Unangst, North 19 degrees 19 minutes 48 seconds West a distance of 407.46 feet to an iron pipe (found) corner to Robert Unangst (now or formerly); thence (5) along the same, South 70 degrees 34 minutes 12 seconds West a distance of 293.15 feet to a corner of the same, in the aforementioned right of way of N.J. State Highway Route 46 (Service Road C); thence (6) Along said right of way line of N.J. State Highway Route 46 by a curve to the right having a radius of 1955.16 feet an arc length of 53.01 feet and whose chord bears, North 26 degrees 54 minutes 36 seconds West a distance of 53.01 feet to a point in said right of way line (opposite base line station 241+26+/-); thence (7) along said Northeasterly right of way line, North 19 degrees 13 minutes and 48 seconds West a distance of 25.61 feet to a corner in said right of way line, corner to lands remaining to Grantor herein; thence (8) along lands remaining to Grantor, North 70 degrees 34 minutes 12 seconds East a distance of 750.00 feet to a corner of the same; thence (9) along lands remaining to Grantor, South 32 degrees 31 minutes and 53 seconds East a distance of 815.46 feet to a corner of the same; thence (10) along lands remaining to Grantor, South 31 degrees 53 minutes 19 seconds West a distance of 407.00 feet to a point of curvature; thence (11) along the same, by a curve to the right having a radius of 300.00 feet an arc length of 152.86 feet and whose chord bears, South 46 degrees 29 minutes and 9 seconds West a distance of 151.22 feet to a point of tangency; thence (12) along the same, South 61 degrees 5 minutes and 0 seconds West a distance of 43.19 feet to a corner of lands remaining to the Grantor in the Northeasterly right of way line of frontage road known as “Service Road C” (formerly Perry Street); said corner in located 50 feet more or less measured Northwesterly along said right of way line from the Northwest corner of lands now or formerly belonging to Ella Bucek; thence (13) along said right of way line, North 28 degrees 55 minutes and 00 seconds West a distance of 220.00 feet to an angle point in said right of way line; thence (14) still along said right of way line of “Service Road C” South 61 degrees, 5 minutes and 0 seconds West a distance of 85.80 feet to a point on a curve; thence (15) by a curve to the right (parallel and 10 feet Northeasterly radially from an existing curb) having a radius of 140.00 feet an arc distance of 57.31 feet and whose chord bears, North 74 degrees 04 minutes 56 seconds West a distance of 56.91 feet to a point on said curve in the aforementioned right of way line of N.J. State Highway Route 46: thence (16) along said right of way (parallel and 30 feet Northeasterly at right angles from the centerline of Service Road C), North 41 degrees 13 minutes and 56 seconds West a distance of 371.61 feet to the place of beginning.

1

TRACT II:

BEGINNING at an iron on the Northerly sideline of Kitchen Street where the same is intersected by the Westerly line of land of Charles Dutt, said point being also the seconds corner described in a deed from Helen A. Weller to Ladis L. Bucek and wife dated December 12, 1950 and recorded in the Warren County Clerk’s Office in Book 349 of Deeds page 457 and from said point and place of beginning running thence;

1.          Along land of Charles Dutt North 23 degrees 28 minutes 23 seconds West 419.62 feet to an iron on the Southeasterly sideline of a 50 foot wide right of way thence;

2.          Along the Southeasterly sideline of said 50 foot wide right of way South 31 degrees 53 minutes 19 seconds West 156.81 feet to a point of curvature, thence;

3.          Still along the Southeasterly sideline of said 50 foot wide right of way on a curve to the right having a radius of 350.00 feet for a distance of 178.34 feet to a point of tangency, thence;

4.          Still along the Southeasterly sideline of said 50 foot wide right of way South 61 degrees 05 minutes West 8.19 feet to a point of curvature, thence;

5.          On a curve to the left having a radius of 35.00 feet for a distance of 54.98 feet to a point of tangency on the Easterly sideline of Frontage Road (formerly Perry Street) thence;

6.          Along the Easterly sideline of Frontage Road (formerly Perry Street) South 28 degrees 55 minutes East 76.79 feet to a point of curvature, thence;

7.          Still along the Easterly sideline of Frontage Road (formerly Perry Street) on a curve to the left having a radius of 970.00 feet for a distance of 186.14 feet to an iron on the Northerly sideline of Kitchen Street, thence;

8.          Along the Northerly sideline of Kitchen Street North 61 degrees 05 minutes East 293.20 feet to the point and place of beginning.

Subject to a 10 foot wide water line easement running along courses 6 and 7 described above.

Subject also to a triangular sight easement at the corner of Frontage Road (formerly Perry Street), and the 50 foot wide right of way, said easement to run from a point which is on the Southerly sideline of the 50 foot wide right of way and 30 feet Easterly from the Easterly sideline of Frontage Road (formerly Perry Street) to the Southwesterly corner of the above described property

Together with Grantors right to use 50 foot right of way in common with others for ingress and egress as described in Deed Book 544, page 1147 of the Warren County Records.

2

TRACT III:

BEGINNING at a point in the line of Truckstops of America; the six following courses and distances from a corner in the Northeasterly right of way line of New Jersey State Highway Route 46 (1953) Section 1 (Freeway) opposite baseline state 246+57 (more or less); said corner being located 30 feet Northeasterly and at right angles from the centerline of a frontage road known as “Service Road C”; thence

(A)                         North 70 degrees 34 minutes 12 seconds East, along lands now or formerly belonging to Garris Elizabeta, for a distance of 41.19 feet to a point for a corner; thence

(B)                           North 19 degrees 19 minutes 48 seconds West, still along the said line of Garris Elizabeta, for a distance of 50.00 feet to a point for a corner; thence

(C)                           North 70 degrees 34 minutes 12 seconds East, still along the said line of Garris Elizabeta, for a distance of 126.82 feet to a point for a corner; thence

(D)                          North 19 degrees 19 minutes 48 seconds West, along lands now or formerly belonging to Garris Elizabeta, Robert Schoonver, Albert Stackhouse and Robert Unangst, 407.46 feet to an iron pipe for a corner; thence

(E)                            South 70 degrees 34 minutes 12 seconds West, along lands now or formerly Robert Unangst, 293.15 feet to a point in the aforementioned Northeasterly right of way line of New Jersey State Highway Route 46 (Service Road C); thence

(F)                            Northwestwardly, along a curve to the right having a radius of 1955.16 feet, an arc length of 53.01 feet, and having a chord bearing of North 26 degrees 54 minutes 34 seconds West, and a chord distance of 53.01, along the said Northeasterly right of way line of New Jersey State Highway Route 46 (Service Road C); thence

(G)                           North 19 degrees 13 minutes 48 seconds West, along the said Northeasterly right of way line of New Jersey State Highway Route 46 (Service Road C), for a distance of 26.61 feet to a point for a corner; thence

(H)                          North 70 degrees 34 minutes 12 seconds East, along lands 525.00 feet to an iron pin set for a corner, said corner being the point and place of beginning; thence

(1)     North 19 degrees 13 minutes 46 seconds West, for a distance of 444.39 feet to a point for a corner; thence

(2)     North 80 degrees 55 minutes 12 seconds East, for a distance of 344.58 feet to a point of curvature; thence

(3)     Northeastwardly, along a curve to the right having a radius of 200.00 feet, an arc length of 297.50 feet, and having a chord bearing of South 56 degrees 27 minutes 59 seconds East, and a chord distance of 270.62 feet, to a point of tangency; thence

3

(4)     South 13 degrees 51 minutes 09 seconds East, for a distance of 965.10 feet to a point for a corner thence

(5)     North 32 degrees 31 minutes 53 seconds West, along lands now or formerly belonging to Truckstops of America, for a distance of 815.46 feet to a point for a corner; thence

(6)     South 70 degrees 34 minutes 12 seconds West, still along the said lands of Truckstops of America, for a distance of 225.00 feet it’s the point and place of beginning.

4

3.218 Paulsboro, NJ
I-295, Exit 18 Berkley Rd.
P.O. Box 400
Paulsboro, NJ 08066
(TCA Site No. 218)

Legal Description

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Greenwich and the Township of East Greenwich, County of Gloucester, State of New Jersey, and being more particularly described as follows:

BEGINNING at a point in the southerly line of Berkley Road as widened to 37 feet from the original center line thereof, corner to lands of Mt. Royal Plaza, Inc. and extending from aforesaid beginning point;

THENCE along said lands South 25 degrees 41 minutes 40 seconds West, 165.00 feet;

THENCE along same, South 61 degrees 18 minutes 20 seconds East, 46.91 feet;

THENCE still along lands of Mt. Royal Plaza, Inc. and the easterly line of a fifty foot wide access easement, known as Borelli Boulevard, South 40 degrees 33 minutes 40 seconds West, 925.65 feet to an angle point therein and corner to lands now or formerly Yuri Kuperman (Lot 3.03, Block 219 on Tax Map);

THENCE along said lands and crossing Borelli Boulevard, North 26 degrees 04 minutes 04 seconds West, 219.99 feet;

THENCE still along lands of Kuperman, South 64 degrees 39 minutes 56 seconds West, 312.75 feet to a point in line of lands now or formerly of William C. Marke, Jr. (Lot 3.04, Block 219);

THENCE along lands of Marks, North 24 degrees 14 minutes 30 seconds West 188.99 feet;

THENCE still along said lines, South 65 degrees 45 minutes 30 seconds West 400.00 feet to a point in the easterly line of Dominick Lane (50 feet wide);

THENCE along said easterly line, North 24 degrees 14 minutes 30 seconds West, 277.34 feet;

THENCE along the northerly line of Erhardt Drive (50 feet wide), South 65 degrees 45 minutes 30 seconds West, 336.57 feet to a corner of lands now or formerly Roy E. Scott (Lot 2, Block 217 Tax Map);

THENCE along lands of Scott, North 34 degrees 38 minutes 50 seconds West 341.92 feet to a point in the southerly line of Interstate Route 295;

THENCE along said southerly line curving to the left in a northeasterly direction, a distance of 1141.55 feet measured along the arc of circular curve of radius 20,125 feet (the chord of said arc being North 66 degrees 29 minutes 45 seconds East, 1141.40 feet);

THENCE along the southerly line of an exit ramp from Route 295, North 79 degrees 37 minutes 19 seconds East, 125.79 feet;

THENCE along same, South 72 degrees 20 minutes 51 seconds East 232.32 feet;

THENCE still along the southerly line, North 71 degrees 53 minutes 34 seconds East 164.39 feet to a corner of lands now or formerly Wendy’s Old Fashioned Hamburgers of New York, Inc.;

THENCE along lands of Wendy’s, South 18 degrees 06 minutes 26 seconds East, 145.75 feet;

THENCE along said lands, North 71 degrees 53 minutes 34 seconds East, 66.68 feet to a point of curvature;

THENCE curving to the right in a northeasterly direction, a distance of 39.58 feet, measured along the arc of a circular curve of radius 73 feet (the chord of said arc being North 87 degrees 27 minutes 28 seconds East, 39.10 feet) to a point of tangency;

THENCE still along lands of Wendy’s South 77 degrees 02 minutes 37 seconds East, 219.16 feet;

THENCE still along said lands, North 14 degrees 11 minutes 35 seconds East, 172.79 feet to a point in the southerly line of Berkley Road;

THENCE parallel with and 37 feet South of the original line of Berkley Road when measured at right angles thereto, South 64 degrees 18 minutes 20 seconds East, 129.28 feet to the point of BEGINNING.

BEING Block 191, Lots 1 and 3 on tax map Township of Greenwich and Block 217, Lot 3.01 and Block 219, Lots 3.01, 3.02, 3.05, and 16 on tax map Township of East Greenwich, County of Gloucester and State of New Jersey.

EXCEPTING THEREOUT AND THEREFROM Parcel 91A comprising 0.057 acres, more or less, conveyed to the State of New Jersey to alter the southerly line of Route 295. This parcel of land begins in Course # 11 of above described premises and crosses Lot 1, Block 191 to terminate in course # 12.

PARCEL 91A being described in particular as follows:

BEGINNING at an angle point in the original right of way of Interstate 295 being located South 25 degrees 13 minutes 04 seconds East, 125.00 feet on a radial line from Station 408+00 as shown on the General Property Parcel Maps of Route 295 and extending from aforesaid beginning point;

THENCE along said original right of way line, North 79 degrees 37 minutes 19 seconds East, 125.79 feet;

THENCE along same, South 72 degrees 20 minutes 51 seconds East, 48.10 feet;

THENCE crossing lands of Travel Centers of America, Inc., South 84 degrees 19 minutes 51 seconds West, 134.38 feet;

THENCE still crossing said lands, South 76 degrees 04 minutes 32 seconds West, 102.64 feet to a point in the existing southerly line of Route 295;

THENCE along said line curving to the left in a northeasterly direction a distance of 70.44 feet measured along the arc of a circular curve of radius 20,125 feet (the chord of said arc being North 64 degrees 52 minutes 57 seconds East, 70.44 feet to the point of BEGINNING.

BEING part of Lot 1, Block 191 on tax map Township of Greenwich, County of Gloucester, and State of New Jersey.

BEING NOW KNOWN as Block 191, Part of Lot 1 and all of Lot 3 on tax map Township of Greenwich and Block 217, Lot 3.01 and Block 219, Lots 3.01, 3.02, 3.05 and 16 on tax map Township of East Greenwich, County of Gloucester and State of New Jersey.

3.081 Albuquerque, NM
2501 University Blvd., NE
Albuquerque, NM 87107
(TCA Site No. 81)

Legal Description

Bernalillo County Property:

A certain Parcel of land situate within projected Section 9, Township 10 North, Range 3 East, New Mexico Principal Meridian, in the Town of Albuquerque Grant, in the City of Albuquerque, Bernalillo County, New Mexico, and being more particularly described by metes and bounds survey, using state plane grid bearings and ground distances, as follows:

BEGINNING at the Southwest corner of the Parcel herein described, a point on the Westerly right-of-way line of University Blvd. N.E., from whence the Albuquerque control Survey Station “10-H15” bears S. 65° 06’ 55” W., a distance of 1,222.88 feet; THENCE,

N. 00° 37’ 30” E., a distance of 486.06 feet along said Westerly right-of-way line to the Northeasterly corner of the Parcel herein described, a point of curvature; THENCE,

Northwesterly, a distance of 545.92 feet along the arc of a curve bearing to the left having a radius of 238.88 feet, a Delta Angle of 130° 54’ 53” and a long chord which bears N. 64° 49’ 57” W., 434.60 feet distance along the right-of-way line of Interstate 25 to a point of tangency; THENCE,

S. 49° 42’ 37” W., a distance of 67.56 feet continuing along said right-of-way line of Interstate 25 to a non-tangent point on curve; THENCE,

Southwesterly, a distance of 325.32 feet continuing along said right-of-way of Interstate 25 along the arc of a curve bearing to the left having a radius of 1,345.50 feet, a Delta Angle of 13° 51’ 11” and a long chord which bears S. 42° 48’ 57” W., 324.53 feet distance to a non-tangent point on curve; THENCE,

S. 28° 00’ 47” W., a distance of 186.56 feet continuing along said right-of-way line of Interstate 25 to a non-tangent point on curve; THENCE,

Southwesterly, a distance of 371.31 feet continuing along said right-of-way of Interstate 25 along the arc of a curve bearing to the left having a radius of 2,765.00 feet, a Delta Angle of 7° 41’ 39” and a chord which bears S. 24° 02’ 30” W., 371.03 feet distance to a point on curve and the Southwest corner of the Parcel herein described, THENCE,

N. 82° 44’ 42” E., a distance of 906.17 feet to the Southeast corner and point of BEGINNING of the Parcel herein described.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

A certain Parcel of land situate within the Town of Albuquerque Grant, in the City of Albuquerque, Bernalillo County, New Mexico, and being more particularly described by metes and bounds survey, as follows:

BEGINNING at the Southeast corner of the Parcel herein described, a point on the Westerly right-of-way line of University Blvd. N.E., WHENCE the 1/4 corner common to Sections 9 and 10, Township 10 North, Range 3 East, New Mexico Principal Meridian bears S. 57° 33’ 31” E., 769.45 feet distance; THENCE,

N. 00° 26’ 00” E., 486.06 feet distance along said Westerly right-of-way line to the Northeast corner; THENCE,

Northwesterly, 545.58 feet distance along the arc of a curve bearing to the left (said arc having a radius of 238.88 feet and a long chord which bears N. 64° 59’ 45” W., 434.50 feet distance) along the right-of-way line of Interstate 25 to a point of tangency; THENCE,

1

Exhibit A

S. 49° 34’ 30” W., 67.56 feet distance along said right-of-way line of Interstate 25 to a point on curve (not tangent to bearing); THENCE,

Southwesterly, 325.32 feet distance continuing along said right-of-way of Interstate 25 along the arc of a curve bearing to the left (Said arc having a radius of 1,345.50 feet and a chord which bears S. 42° 40’ 50” W., 324.53 feet distance) to a point, (not tangent to curve); THENCE,

S. 27° 52’ 40” W., 186.56 feet distance continuing along said right-of-way line of Interstate 25 to a point on curve (not tangent to bearing); THENCE,

Southwesterly, 371.11 feet distance continuing along said right-of-way line of Interstate 25 along the arc of a curve bearing to the left (said arc having a radius of 2,765.00 feet and a chord which bears S. 23° 54’ 30” W., 370.83 feet distance) to a point on a curve and Southwest corner; THENCE,

N. 82° 36’ 35” E., 906.58 feet distance to the place of BEGINNING of the Parcel herein described.

2

3.008 Gallup, NM
3404 W. Highway 66
Gallup, NM 87301-6841
(TCA Site No. 8)

Legal Description

McKinley County Property:

A certain tract of land lying in the NE1/4 of Section 27, T.15N., R. 19W., N.M.P.M., City of Gallup, County of McKinley, State of New Mexico being more particularly bounded and described as follows, to wit:

Commencing at a point for the Northeast corner of said tract of land, said same point lying on the Northerly line of Section 27, T.15N., R.19W., N.M.P.M. and from whence the corner common to Sections 22, 23, 26 and 27, T.15 N., R. 19W., N.M.P.M., (being a brass cap monument) bears N. 87° 17’ 00” E., a distance of 1,331.64 feet; to the point of BEGINNING,

THENCE, S. 12° 22’ 00” E., along the easterly line of said tract a distance of 791.05 feet to a point for the southeast corner of said tract, said same point lying on the Northerly right-of-way line of Highway U.S. 66;

THENCE, S. 77° 38’ 00” W., along the Southerly line of said tract and the Northerly right-of-way line of Highway U.S. 66 a distance of 828.32 feet to a point for the Southwest corner of said tract;

THENCE, N. 12° 22’ 00” W., along the Westerly line of said tract a distance of 762.28 feet to a point for the Northwest corner of said tract, said same point lying on the Southerly right-of-way line of the Atchison Topeka and Santa Fe Railroad;

THENCE, N. 73° 53’ 00” E., along the Northerly line of said tract and the Southerly right-of-way of the Atchison Topeka and Santa Fe Railroad a distance of 721.54 feet to an angle point, said same point lying on the Northerly line of Section 27, T.15N., R.18W., N.M.P.M.;

THENCE, N. 87° 17’ 00” E., along the Northerly line of said tract and the Northerly line of Section 27, T.15N., R19W., N.M.P.M., a distance of 109.87 feet to a point for the Northeast corner of said tract, said same point being the true point and place of BEGINNING.

Also being insured as follows: Also encumbering the following described land to the extent not induded in the afore described land:

A tract of land lying within the Northeast quarter (NE1/4) of Section Twenty-seven (27), Township Fifteen (15) North, Range Nineteen (19) West, N.M.P.M., McKinley County, New Mexico, and more particularly described as follows:

Commencing for a tie at the Northeast corner of Section 27 and run S. 87° 17’ W., along the section line a distance of 1331.6 feet to the real point of BEGINNING;

THENCE S. 12° 22’ E., a distance of 791.05 feet to the Southeast corner of the tract, said corner being on the Northern right-of-way line of U.S. Highway 66;

THENCE S. 77° 38’ W. along said right-of-way line, 828.32 feet to the Southwest corner of the tract;

THENCE N 12° 22’ W., a distance of 762.28 feet to the Northwest corner of the tract, said corner being on the Southern right-of-way line of the A.T. & S.F. Railroad;

THENCE N. 73° 53’ E., along said right-of-way line a distance of 721.54 feet to a point;

THENCE N. 87° 17’ E., a distance of 109.87 feet to the real point of BEGINNING.

Also known as Truckstops of America Addition, to the City of Gallup, as the same is shown and designated on the plat of said subdivison filed in the office of the County Clerk of McKinley County, New Mexico on March 30, 1977 as Reception #168,076.

3.014 Las Cruces, NM
202 N. Motel Blvd.
Las Cruces, NM 88005
(TCA Site No. 14)

Legal Description

Dona Ana County Property:

Lot 1 of T A Subdivision, Las Cruces, New Mexico, as the same is shown and designated on the plat of said T A Subdivision, filed in the Office of the County Clerk of Dona Ana County, New Mexico on October 20, 1999 in Plat Book 19, Folio 330-331.

3.229 Moriarty, NM
P.O. Box 2740
1700 US Route 66 West
Moriaty, NM 87035
(TCA Site No. 229)

Legal Description

Torrance County Property:

Bates Lease Parcel

Being all that certain tract of land which is a portion of the FL. BATES ESTATE, as the same is shown and designated on the plat thereof, filed in the records of the Office of the County Clerk of Torrance County, New Mexico, on April 15, 1976, in Book A-2, Page 100, and being all of Lots 3, 4 and 5, and a portion of Lot 6, and also an unplatted portion of Land of Charles Bates, an as shown on the above mentioned Lands of FL. Bates Estates, and being more particularly described as follows:

BEGINNING at the northwest corner of the tract herein described, which is the northwest corner of said Lot 5;

Thence, S. 43° 46’ 17” E., a distance of 2435 feet;

Thence, 5. 38° 45’ 54” E., a distance of 326.90 feet;

Thence, following a curve to the left whose radius is 225.00 feet and having a central angle of 99° 48’ 14”, an arc distance of 391.93 feet;

Thence, S. 63°44’ 17” E., a distance of 496.10 feet;

Thence, S. 26° 15’ 43” W., a distance of 82032 feet;

Thence, Due West, a distance of 645.79 feet;

Thence, N. 00° 05’ 04” W., a distance of 1234.28 feet to the point of beginning.

Pachta Lease Parcel

Lot numbered Two (2) as shown on plat of division of land of F.L. Bates Estate, filed April 15, 1976 on Page 100, Book A-2, of the records of the Office of the County Clerk of Torrance County, New Mexico. Said property is located in Sec. 14, T.9N., R.8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico.

McComb Lease Parcel

Lot numbered One (1) as shown on plat of division of land of F.L. Bates Estate, filed April 15, 1976 on Page 100, Book A-2, of the records of the Office of the County Clerk of Torrance County, New Mexico. Said property is located in Sec. 14, T.9N., It8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico.

AND

A portion of Lot numbered Six (6) as shown on plat of division of land of FL. Bates Estate, med April 15, 1976 on Page 100,

Book A-2, of the records of the Office of the County Clerk of Torrance County, New Mexico. Said property is located in Sec. 14, T.9N., R.8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico and more particularly described as follows;

BEGINNING at the northwest corner of the tract herein described, which is the Southwest corner of Lot 2 as shown on plat of division of land of F.L. Bates Estate, filed April 15, 1976 on Page 100, Book A-2, of the records of the Office of the County Clerk of Torrance County. New Mexico. Said property is located in Sec. 14, T.9N., R.8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico;

Thence, S.63° 44’ 17” E., a distance of 397.65 feet;

Thence, S. 00° 39’ 18” E., a distance of 380.36 feet;

Thence, Due West, a distance of 635.43 feet;

Thence, N. 26° 15’43” E., a distance of 620.32 feet to the point of beginning.

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Exhibit A

SURVEYED DESCRIPTION:

A certain tract of land situate within Section 14, Township 9 North, Range 8 East, N.M.P.M., Torrance County, New Mexico, and being all of Lots 1,2, 3, 4, 5, an unplatted portion of Land of Charles R. Bates and a portion of Lot 6, all as shown on the Division of Lands of ltL. Bates Estates as the same is shown and designated on the plat thereof, filed in the records of the Office of the County Clerk of Torrance County, New Mexico, on April 15, 1976, in Book A-2, Page 100, and being more particularly described as follows:

BEGINNING at the northwest corner of the tract herein described, which is the northwest corner of Lot 5, from which point a brass cap set it concrete at the intersection of the Westerly right of way of Green Road and the Southerly right of way of Old U.S. Highway 66 bears N 61’ 13’ 58” W, a distance of 73.33 feet; Thence, from said point of beginning, Thence, S66° 05’ 47” E, a distance of 24.87 feet;

Thence, S 38° 36’ 27” E, a distance of 326.31 feet to a point of curvature;

Thence, 385.16 feet along the arc of a curve to the left, said curve having a radius of 225.00 feet, a delta of 98° 04’45”, and a chord which bears 587° 37’ 56” E, a distance of 339.82 feet;

Thence, 5 63° 43’ 53” E, a distance of 792.21 feet to the Northeast corner of the tract herein described;

Thence, S 00° 38’ 54” E, a distance of 604.66 feet to the Southeast corner of the tract herein described;

Thence, N 89° 59’ 49” W, a distance of 1281.44 feet to the Southwest corner of the tract herein described;

Thence, N 00° 04’ 40” W, a distance of 1234.28 feet to the Northwest corner and point of beginning.

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3.023 Santa Rosa, NM
HC 69-P.O. Box 120
Santa Rosa, NM 88435 (TCA Site No. 23)

EXHIBIT A

Legal Description

Fee Simple Interest:

Parcel One (1), being Lots Two (2) and Five (5), Block Fourteen (14) of the Irwin Subdivision, within Section 6, Township 8 North, Range 22 East, N.M.P.M., City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey, dated September 13, 2000, by Wayjohn Surveying, Inc., as Project TA RESURVEYS.

Parcel Two (2), being Lots One (1) through Four (4), inclusive, Block Fifteen (15) of the Irwin Subdivision, within Section 6, Township 8 North, Range 22 East, N.M.P.M., City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey, dated September 13, 2000, by Wayjohn Surveying, Inc., as Project TA RESURVEYS.

Leasehold Interest:

Tract 1: Lease dated April 9, 1999 between J. Patrick White & Nancy White to Travel Centers of America, Memorandum of Lease in Book 65, page 644.

The southerly portion of Lot One (1), Block Thirteen (13) and all of Lot One (1), Block Fourteen (14), Irwin Subdivision, City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey by Geometron Survey Systems, dated January 25, 1999, Drawing No. T-967-24-GU, filed in the Guadalupe County Clerk’s Office on January 13, 1999, in Plat Book B, page 382.

AND

Tract 2: Lease dated May 9, 1988 between Elaine White, Sally Steele & J. Patrick White & Truckstops Corporation of America, Memorandum of Lease in Book 56, page 660, assigned to TA Operating Corporation at Book 60, page 818.

Lot Three (3) and the northerly two hundred (200) feet of Lots One (1) and Two (2), Block Thirteen (13), Irwin Subdivision City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey, dated September 13, 2000, by Wayjohn Surveying, Inc., as Project TA RESURVEYS.

3.207 Binghamton, NY
753 Upper Court St.
P.O. Box 190
Binghamton, NY 13904
(TCA Site No. 207)

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, being a part of lot Number 20 Bingham’s Patent, bounded and described as follows:

Beginning at a stake in the northerly line of the highway presently designated as U.S. Route No. 11 and New York Route No. 17 which said stake is in the westerly line of premises conveyed to Byron Layton by Ezekiel Finch by deed recorded in the Broome County Clerk’s Office January 28, 1868 in Book 75 of Deeds at page 216; thence North 7° 09’ East and along the westerly line of said premises 149.47 feet to an iron; thence South 74° 58’ East 176.2 feet to an iron, which said iron is 362.4 feet from the center line of Court Street and measured along the westerly line of premises conveyed by Admiral P. Layton, et al to Byron A. Layton and Nellie H. Layton, his wife, by deed recorded in said Clerk’s Office August 29, 1931 in Book 413 of Deeds at page 121; thence North 6° 41’ East 47.1 feet to an iron now or formerly in the center of a brook; thence South 48° 09’ East 211.72 feet to an iron now or formerly in the center of said book; thence South 6° 41’ West 231 feet to an iron in the northerly line of said highway; thence north 54° 42’ West and along the northerly line of said highway 268+ feet to a point; thence north 58° West and along said highway line 125.5 feet to the point or place of beginning.

PARCEL II:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, Broome County, New York being a part of premises conveyed to Charles C. Morgan by Admiral P. Layton September 11, 1928 by deed recorded in Broome County Clerk’s Office in Liber 382 of Deeds, page 36 and more particularly described as follows: Commencing at a point in the center of the highway leading from Binghamton to Kirkwood on the north side of the Susquehanna River and in the west line of said premises of Charles C. Morgan; thence southwardly passing through an iron stake standing at or near the south line of the said highway and along the west line of the said premises of Charles C. Morgan about 400 feet to a point, 375 feet from the said iron stake; thence eastwardly at right angles 174.6 feet; thence northwardly at an interior angle of 90° 05’ along a line marked with stakes about 362.4 feet to the center of the above mentioned highway, the last described course passing through an iron stake standing at or near the south line of the said highway; thence westwardly along the center of the said highway about 179 feet to the place of beginning.

EXCEPTING AND RESERVING THEREFROM, ALL THAT TRACT OR PARCEL OF LAND, situated in the Town of Kirkwood, County of Broome and State of New York, in Lot No. Twenty (20) of Bingham’s Patent, bounded and described as follows: Beginning at an iron in the west line of lands formerly of Admiral Layton about four hundred (400) feet southerly from the center of Court Street at the southwest corner of a lot conveyed to Charles Morgan by deed recorded in Deed Book No. 413 at page 120; thence along the west line of said lot, North seven (7) degrees nine (9) minutes East, twenty-six and twenty-seven hundredths (26.27) feet to an iron; running thence South seventy-four (74) degrees fifty-eight (58) minutes East, one hundred seventy-six and two tenths (176.2) feet to an iron at the southeast corner of said lot; running thence along the south line of said lot North

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eighty-three (83) degrees thirty-two (32) minutes West, one hundred seventy-four and six tenths (174.6) feet to the point or place of beginning.

PARCEL III:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, County of Broome and State of New York, being a part of the premises conveyed to Charles Morgan by Admiral P. Layton by deed dated Sept. 11, 1928, and recorded in the Broome County Clerk’s Office in Book of Deeds No. 382, at page 36, and more particularly described as follows: Commencing at an iron pipe in the southerly line of the highway leading form Binghamton to Kirkwood on the north side of the Susquehanna River, and which point of beginning is the northeast corner of the premises now or formerly owned by Mitchell Shulman; thence along the southerly line of said highway a distance of 175.67 feet to an iron pipe; thence S 6° 41’ W a distance of 392.12 feet to a point; thence N 48° 09’ W a distance of 212.65 feet more or less to an iron pipe; thence N 6° 27’ E a distance of 284.97 feet to the point of beginning.

PARCEL IV:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, Broome County, New York, bounded and described as follows: Commencing at a point in the northerly line of “Upper Court Street” presently designated as New York State Route No. 17 and U.S. Route 11, where the same is intersected by the westerly line of premises formerly known as the “Byron Layton Farm”; thence north 4° 52’ west 259.58 feet to an iron pipe; thence south 85° 13’ west 203.09 feet to an iron; thence south 4° 52’ east 107.35 feet to a point in the north bounds of said highway at the center of a pipe sluiceway under said highway; thence southeastwardly and along the northerly line of said highway 254 feet to the point or place of beginning.

PARCEL V:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, bounded and described as follows:

Beginning at a rebar (reinforcing rod) found at the intersection of the southerly boundary of Barlow Road with the easterly line of the parcel described in the deed to Clinton R. Wood and Ralph V. Wood recorded in Liber 1000 of Deeds at page 59;

Thence along the lines of said Wood parcel the following three courses:

South 06° 26’ 59” West a distance of 166.96 feet to a rebar set;

Thence South 79° 31’ 52” East a distance of 203.41 feet to a rebar set;

Thence South 05° 54’ 06” West a distance of 80.75 feet to a pipe found at the northeasterly corner of the first parcel described in the deed to Clinton R. Wood and Ralph V. Wood recorded in Liber 781 of Deeds at page 55;

Thence South 05° 38’ 06” West along the easterly line of said Wood parcel a distance of 257.77 feet to a rebar set;

Thence North 61° 09’ 04” West through said Wood parcel a distance of 302.28 feet to a rebar set in the westerly line of said parcel;

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Thence North 05° 58’ 59” East along the westerly line of both of the above mentioned Wood parcels a distance of 406.98 feet to a pipe found in the southerly boundary of Barlow Road;

Thence South 81° 41’ 33” East along said road boundary a distance of 75.47 feet to the point of beginning.

PARCEL VI:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, bounded and described as follows:

BEGINNING at a point in the center of the highway leading from Kirkwood to Binghamton, commonly known as the Lackawanna Trail at a point where the East line of the farm conveyed by Elizabeth S. Slattery to Henry A. Bayless and Lillian A. Bayless by Warranty Deed dated February 1, 1900 and recorded in Broome County Clerk’s Office February 3, 1900 in Book 177 of Deeds at page 238; Thence South along the Easterly line of the said farm to the North line of the right of way of the Erie Railroad Company; THENCE West along the North line of the right of way of the Erie Railroad Company 214 feet to a point; THENCE Northerly in a line parallel with the first line herein described to the center of said highway leading from Kirkwood to Binghamton; THENCE Easterly along the center of the highway 214 feet to the point of beginning. The premises hereby conveyed are bounded on the North by the Highway leading from Kirkwood to Binghamton, commonly known as the Lackawanna Trail; on the East by lands now or formerly of Nathan Wood; on the south by the right of way of Erie Railroad Company; and on the West by lands of said party of the first part.

ALSO ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York and being a parcel approximately 63.2 feet on Barlow Road, so called, formerly (Old Route 17) and having a depth of approximately 23.19 feet on the Westerly boundary and 236.6 feet on the Easterly boundary.

EXPECTING THEREFROM the above two parcels of land, one parcel of land conveyed by Charles L. Crawford and Eva J. Crawford to Nate Wood by Warranty Deed dated February 4, 1948 and recorded in Broome County Clerk’s Office February 4, 1948 in Book 667 of Deeds at page 229, said parcel containing Approximately 5 acres of land more or less; and one parcel of land conveyed by Eva J. Crawford to Clinton R. Wood and Ralph V. Wood by Warranty Deed dated May 25, 1959 and recorded in said Clerk’s Office on May 25, 1959 in Book 1000 of Deeds at page 59.

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3.194 Pembroke, NY
8420 Alleghany
P.O. Box 276
Corfu, NY 14036
(TCA Site No. 194 – Pembroke)

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate, lying and being in the Town of Pembroke, County of Genesee, State of New York; being part of Lot 10, Township 12, Range 4 of the Holland Land Company’s Survey and more fully described as follows: COMMENCING at the point of intersection of the south line of the New York State Thruway and the west bounds of the Indian Falls-Corfu Road, such point being the Point of Beginning.

Thence, South 03° 52’ 46” West along the west bounds of the Indian Falls-Corfu Road, 327.55 feet to a point, said point being the northeast corner of Map 40 Parcel 41 of lands acquired by the State of New York; Thence, South 06° 37’ 02” West along the west line of said Parcel 41, 203.80 feet to a point; Thence South 07° 14’ 48” West, 334.55 feet to a point; Thence South 02° 24’ 53” West, 285.05 feet to a point;

Thence, South 43° 03’ 02” West, 90.88 feet to a point in the north line of certain 50-foot wide right of way granted to the Niagara, Lockport and Ontario Power Co. recorded in the Genesee County Clerk’s Office in Liber 274 of Deeds at Page 166; Thence along said right of way north line, North 80° 28’ 20” West, 699.13 feet to a point in said north line;

Thence, on a line, North 02° 00’ West to the point of intersection of said line with the point in the south bounds of the N.Y. State Thruway, (Map 39 Parcel 40) which is southeasterly 166.07 feet measured radially from station 129 + 68.47 of the survey base line of construction of the N.Y. State Thruway, a distance of 537.97 feet;

Thence, North 53° 28’ 30” East along the south bounds of the N.Y. State Thruway, 374.83 feet to a point; Thence, North 59° 26’ 46” East continuing along the south bounds of the N.Y. State Thruway, to the Point of Beginning, a distance of 660.67 feet.

Said premises being alternatively described as follows:

ALL THAT TRACT OR PARCEL OF LAND, situate, lying and being in the Town of Pembroke, County of Genesee, State of New York, being part of Lot 10, Township 12, Range 4 of the Holland Land Company’s survey and more fully described as follows:

BEGINNING at the point of intersection of the south line of the New York State Thruway and the west bounds of the Indian Falls-Corfu Road; Thence South 03° 52’ 46” West along the west bounds of the Indian Falls-Corfu Road, 327.55 feet to a point, said point being the northeast corner of Map 40 Parcel 41 of lands acquired by the State of New York; Thence, South 6° 37’ 02” West along the west line of said Parcel 41, 203.80 feet to a point; Thence South 07° 14’ 48” West, 334.55 feet to a point; Thence South 02° 24’ 53” West, 285.05 feet to a point; Thence, South 43° 03’ 02” West, 90.88 feet to a point in the north line of certain 50-foot wide right of way granted to the Niagara, Lockport and Ontario Power Co. recorded in the Genesee County Clerk’s Office in Liber 274 of Deeds at Page 166; Thence along said right of way north line, North 80° 28’ 20” West 699.13 feet to a point in said north line; Thence, on a line North 02°00’00” est, to the point of intersection of said line with the point in the south bounds of the N.Y. State Thruway (Map 39, Parcel 40) which is

1

southeasterly 166.07 feet measured radially from station 129 + 68.47 of the survey base line of construction of the N.Y. State Thruway, a distance of 537.97 feet; Thence, North 53°28’30” East along the south bounds of the N.Y. State Thruway, 374.83 feet to a point; Thence, North 59° 26’ 46” East continuing along the south bounds of the N.Y.S. Thruway, to the Point of Beginning, a distance of 660.67 feet.

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3.208 Dansville, NY
9616 Commerce Drive
P.O. Box 170
Dansville, NY 14437
(TCA Site No. 208)

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate in Town Lot 23, Range 6, in the Town of North Dansville, County of Livingston and State of New York, bounded and described as follows: Beginning at a point on the westerly bounds of the New Sewer Plant Road at a point that is 9.96 feet southerly of an existing concrete monument marking the northwesterly bounds of said New Server Plant Road and the south bounds of the Genesee Expressway in the Town of North Dansville, said point of beginning being the northeast corner of lands conveyed by Charles Owens to Richard, James and John Bennett by Deed recorded in the Livingston County Clerk’s Office in Liber 391 of Deeds, page 633 thereof, said point of beginning being further described as being on the southerly bounds of lands conveyed to John W. Kelly and William F. Kelly, Jr. by Deed recorded in the Livingston County Clerk’s Office in Liber 352 of Deeds, page 357 thereof; thence South 18° 11’ 20” West along the westerly bounds of the New Sewer Plant Road a distance of 94.19 feet to an existing concrete monument; thence south 08° 10’ 50” E still along the bounds of the New Sewer Plant Road a distance 178.21 feet to an existing concrete monument; thence South 25’ 06” East still along the west bounds of the New Sewer Plant Road a distance of 35.93 feet to the northerly bounds of a 60.0 foot wide easement owned by the People of the State of New York and shown on Map No. 4 and identified as being Parcel No. 12 of the Genesee Expressway (Wayland to Dansville) as filed in the Livingston County Clerk’s Office on March 17, 1966; thence South 65° 08’ 40” West along the northwesterly bounds of said 60.0 foot wide easement a distance of 434.12 feet; thence North 02° 07’ East a distance of 373.63 feet to the northwesterly corner of lands conveyed by Owens to Bennett, as aforesaid, and the south bounds of the lands conveyed to John and William Kelly, as aforesaid; thence North 73° 45’ East along the north line of lands of Richard, James and John Bennett, as aforesaid, and the south bounds of John and William Kelly, as aforesaid, a distance of 384.26 feet to the point of beginning.

PARCEL II:

ALL THAT TRACT OR PARCEL OF LAND situate in Town Lot 23, Range 6, in the Town of North Dansville, County of Livingston and State of New York, bounded and described as follows: Beginning at the most southerly corner of New Sewer Plant Road, said point being the southeasterly corner of Parcel No. 12 as shown on a map of lands appropriated by the People of the State of New York for highway purposes as filed in the Livingston County Clerk’s Office and as indicated by Notice recorded in Liber 388 of Deeds, page 402 thereof; thence South 65° 08’ 40” West along the southerly bounds of said Parcel No. 12 on the above-mentioned appropriation map a distance of 430.82 feet to the southwesterly corner of said Parcel No. 12; thence North 39° 28’ West along the westerly end of said Parcel No. 12 a distance of 45.78 feet to the town line, being the westerly town line of the Town of North Dansville and the east town line of the Town of Osslar; thence north 02° 07’ East along said town line, it being a westerly line of Parcel No. 12 on the above-referenced appropriation map, a distance of 17.62 feet; thence North 65° 08’ 40” East along the north line of said Parcel No. 12 in the above-referenced appropriation map a distance of 434.12 feet, said last described above line being along the south line of lands conveyed by Charles Owens to Richard, James and John Bennett by deed recorded in the Livingston County Clerk’s Office in Liber 391 of Deeds, page 633 thereof; thence South 25° 06’ East along the southwesterly bounds of New Sewer Plant Road a distance of 60.0 feet to the point of beginning.

PARCEL III:

ALL THAT TRACT OR PARCEL OF LAND situate in Town Lot 23, Range 6, in the Town of North Dansville, County of Livingston and State of New York, bounded and described as follows: Beginning at an existing concrete monument marking the southwesterly bounds of the Genesee Expressway - Interstate Route No. 390 at its intersection with the westerly bounds of New Sewer Plant Road; thence north 53° 15’ 04” West along the southwesterly bounds of the Genesee Expressway a distance of 433.21 feet to an existing concrete monument; thence north 50° 22’ 40” West still along the southwesterly bounds of the Genesee Expressway a distance of 440.69 feet to an existing concrete monument; thence North 58° 37’ West still along the southwesterly bounds of the Genesee Expressway a distance of 209.16 feet to the westerly bounds of lands of John W. Kelly and William F. Kelly, Jr., the last three above described lines being the southwesterly boundary of the Genesee Expressway. as shown on Map No. 3, Parcels Nos. 4 and 5, of the map of lands being appropriated by the People of the State of New York from John W. Kelly and William F. Kelly, Jr., said map filed in the Livingston County Clerk’s Office in connection with Notice of Appropriation recorded in Liber 389 of Deeds, page 843 thereof; thence South 21° 05’ 40” East, leaving the southwesterly bounds of the Genesee Expressway and being along the west line of lands of John and William Kelly, as aforesaid, a distance of 876.69 feet to a corner in said Kellys’ land, said line being approximately 80.0 feet at the southerly end and 100.0 feet at the northerly end northeasterly of the easterly bounds of Canaseraga Creek; thence North 73° 45’ East along the southerly bounds of John and William Kelly’s land, as aforesaid, a distance of 569.23 feet to the northwesterly bounds of New Sewer Plant Road, said line being in part along the north line of lands conveyed by Charles Owens to Richard, James, and John Bennett by Deed recorded in the Livingston County Clerk’s Office in Liber 391 of Deeds, page 633 thereof; thence north 18° 11’ 20” East along the northwesterly bounds of New Sewer Plant Road a distance of 9.96 feet to the point of beginning.

PARCEL IV:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of North Dansville, County of Livingston, State of New York, being more particularly described as follows: Beginning on the south bounds of New Sewer Plant Road in the Town of North Dansville, at the northwest corner of land of the Village of Dansville, being the Village of Dansville sewage treatment site, said point being on the southerly bounds of Parcel #9 lands appropriated by the State of New York and as shown on a map filed in Livingston County Clerk’s Office, recorded in Liber 388 of Deeds at page 102, said point of beginning (343.88) feet S 65-08-40 W of the northeast corner of said Village of Dansville sewer treatment plant situate on the southwesterly bounds of Interstate #390, Genesee Expressway;

Thence S 24-51-20 E leaving New Sewer Plant Road at right angles thereto and being along the southwesterly line of lands of the Village of Dansville sewage treatment plant, a distance of 435.60 feet;

Thence S 65-08-40 W at right angles to the last described line a distance of 505.18 feet;

Thence N 18-24 W a distance of 482.96 feet to the westerly town line of the Town of North Dansville at a point on the most westerly corner of Parcel #12 shown on a map of lands appropriated by the People of the State of New York and filed in Livingston County Clerk’s Office in Liber 388 of Deeds at page 402, thereof;

Thence S 39-28 E along the westerly line of said Parcel #12 a distance of 45.78 feet;

Thence N 65-08-40 E along the southerly line of land shown on the above referenced state highway appropriation map and labeled Parcel #12 a distance of 439.22 feet to the point of beginning.

Excepting therefrom the rights of the Village of Dansville for a sanitary sewer line going from the sewage treatment plant to Canaseraga Creek across the northerly portion of the above described 4.81 acre parcel.

EXCEPTING AND RESERVING to E. Philip Saunders and John A. Holahan, their distributees, heirs, and assigns, a twenty-four (24) foot wide easement running along the full length of the east bounds of the above described parcel to other lands of Saunders and Holahan for the purpose of ingress and egress.

ALSO CONVEYING all right, title, and interest to a right of way reserved by the Grantors in a deed recorded in Livingston County Clerk’s Office on December 22, 1966 in Liber 391 of Deeds at page 633.

EXCEPTING ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate, lying and being in the Town of North Dansville, County of Livingston, State of New York, commencing on the south bounds of Commercial Road (formerly called New Sewer Plant Road) in the Town of North Dansville, at the northwest corner of land of the Village of Dansville sewage treatment plant site, said point being on the southerly bounds of Parcel #9 land appropriated by the State of New York and shown on a map filed in Livingston County Clerk’s Office, recorded in Liber 388 of Deeds at page 102, said point of beginning (343.88) feet S 65-08-40 W, of the northeast corner of said Village of Dansville sewer treatment plant situate on the southwesterly bounds of Interstate #390, Genesee Expressway.

Said point of commencing being the northeast corner of land described in a deed from Charles L. Owens to E. Philip Saunders, James L. Griffith and John M. Holahan, recorded in Liber 569 at page 249; thence

S 65-08-40 W, along the northwesterly line of Saunders and other as aforesaid (50.0) feet to the point of beginning; thence

S 24-51-20 E, parallel with the northeasterly line of Saunders as aforesaid (280.0) feet; thence

S 65-08-08 W, (285.0) feet; thence

N 24-51-20 W, (280.0) feet to the northwesterly line of Saunders as aforesaid; thence

N 65-08-40 E, along said Saunder’s northwesterly line (285.0) feet to the point of beginning.

3.208 Dansville, NY
9616 Commerce Drive
P.O. Box 170
Dansville, NY 14437
(TCA Site No. 208)
(Leasehold - Wyoming)

Same as Survey Legal Description

Also, ALL THAT TRACT OR PARCEL OF LAND situate in the Towns of North Dansville and Ossian, County of Livingston, State of New York and being more particularly bounded and described as follows:

Commencing on the south bounds of Sewer Plant Road, aka Commercial Road, at the northwest corner of land of the Village of Dansville sewage treatment plant site, said point being on the southerly bounds of Parcel 9 of lands appropriated by the State of New York and shown on a map filed in the Livingston County Clerk’s Office, recorded in Liber 388 of Deeds at page 102, said point of beginning being 343.88 feet S65-08-40W, of the northeast corner of said Village of Dansville sewer treatment plant situate on the southwesterly bounds of Interstate No. 390, Genesee Expressway; thence S24-51-20E, along lands of the sewage treatment plant, a distance of 435.60 feet to an iron pin; thence S65-08-40W, along lands of Kenneth Carpenter Liber 857 of Deeds, page 308), a distance of 505.18 feet to the point of beginning of the lands to be herein described; thence

1)              S65-08-40W, a distance of 26.81 feet to the approximate east bank of Canaseraga Creek: thence the following courses along the approximate east bank of the creek:

2)              N25-53-18W, a distance of 129.92 feet to a point; thence

3)              N23-23-52W, a distance of 292.88 feet to a point; thence

4)              N00-22-32W, a distance of 34.71 feet to a point; thence

5)              N13-44-28W, a distance of 119.77 feet to a point; thence

6)              N25-15-09W, a distance of 167.78 feet to a point; thence

7)              N35-16-41W, a distance of 250.36 feet to a point; thence

8)              N24-51-55W, a distance of 263.01 feet to a point; thence

9)              N22-21-09W, a distance of 134.55 feet to a point; thence

10)        N18-41-00W, a distance of 480.13 feet to a point on the southwesterly right of way of Interstate No. 390; thence

11)        S58-37-00E, along the southwesterly right of way of Interstate No. 390, a distance of 143.34 feet to the northwest corner of lands conveyed to Livingston County Industrial Development Agency (LCIDA), by Liber 563 of Deeds, page 346); thence

12)        S21-05-40E, along the west line of lands of LCIDA, a distance of 876.65 feet to the southwest corner of lands described in Liber 563 of Deeds, page 346; thence

13)        N73-45-00E, a distance of 184.97 feet to the northwest corner of lands conveyed to LCIDA by Liber 563 of Deeds page 349; thence

14)        S02-07-00W, along lands of LCIDA, a distance of 391.24 feet to the northwest corner of lands conveyed to Roadway Motor Plazas, Inc. by Liber 716 of deeds, page 206; thence

15)        S18-24-00E, along the west line of lands of Roadway Motor Plazas, Inc., a distance of 482.96 feet to the point of beginning.

Intending to describe a parcel of land containing 3.770 acres.

3.209 Fultonville, NY
40 Riverside Drive
P.O. Box 421
Fultonville, NY 21072
(TCA Site No. 209)

Legal Description

ALL THOSE TRACTS OR PARCELS OF LAND situate in the Village of Fultonville, County of Montgomery, State of New York being and more particularly described as follows:

Beginning at a set iron pin on the southerly line of Union Street where said southerly line is intersected by the easterly line of Schlote Avenue and running thence from the place of beginning along the monumented right-of-way line of the New York Thruway the following three (3) courses: S 39° 12’ 55” W, 347.68 feet; also along the Village of Fultonville-Town of Glen boundary line, to a set iron pin; thence N 75° 05’ 45” W, 158.00 feet to a concrete right-of-way monument; thence N 64° 51’ 15” W, 343.98 feet to a set iron pin; thence N 45° 16’ 20” E along the southeasterly boundary line of lands of Wayne and Cheryl Hazzard and along the southeasterly end of Center Street a distance of 143.98 feet to a found iron pipe; thence N 39° 27’ 15” E along the southeasterly boundary line of lands of Allan & Patricia Windover a distance of 359.58 feet to a set iron pin; thence S 49° 59’ 20” E along the aforesaid southerly line of Union Street a distance of 461.00 feet to the place of beginning.

Being Parcel I, a portion of Parcel VI and a portion of Parcel VII as described in deed recorded in Montgomery County Clerk’s Office in Liber 479 at page 96.

Beginning at a set iron pin on the westerly line of Schlote Avenue at a distance of 309.6 feet northeasterly along said westerly line from the intersection of the westerly line of Schlote Avenue with the northerly line of Union Street, and running thence from the place of beginning N 59° 50’ 15” W along the northerly boundary of lands of Capitol Vial, Inc. a distance of 326.02 feet to a found iron pin; thence along the southeasterly boundary line of other lands described hereon below the following three (3) courses: N 43° 15’ 19” E, 55.43 feet to a point; thence N 35° 24’ 35” E, 77.00 feet to a point; thence N 24° 52’ 35” E, 45.00 feet to a found iron pin; thence along the southerly boundary line of lands of McDonald’s Corporation and lands of Countryside Management Corp., Inc. the following two (2) courses: S 73° 28’ 20” E, 273.10 feet to a set iron pin; thence S 54° 34’ 20” E, 72.97 feet to a set iron pin; thence S 36° 53’ 20” W along the aforesaid westerly line of Schlote Avenue a distance of 234.77 feet to the place of beginning.

Being a portion of Parcel III, a portion of Parcel IV and Parcel V as described in deed above referenced.

Beginning at a set iron pin on the southerly line of Union Street where said southerly line is intersected by the easterly line of Schlote Avenue and running thence from the place of beginning N 37° 01’ 55” E along the easterly line of Schlote Avenue a distance of 199.83 feet to a point; thence S 48° 07’ 00” E, 7.62 feet to a point, thence S 39° 12’ 55” W along the Village of Fultonville-Town of Glen boundary line a distance of 199.33 feet to the place of beginning.

Being Parcel VIII as described in deed above described.

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Beginning at a set iron pin on the southerly line of Riverside Drive where said southerly line is intersected by the easterly line of Franklin Street, and running thence from the place of beginning S 70° 55’ 20” E along said southerly line a distance of 816.00 feet to a set iron pin; thence running along the boundary line of McDonald’s Corporation the following four (4) courses: S 25° 05’ 30” W, 239.50 feet to a found iron pin; thence S 66° 29’ 12” E, 150.08 feet to a found iron pin; thence S 26° 50’ 40” W, 50.34 feet to a found iron pin; thence S 63° 56’ 55” E, 6.30 feet to a found iron pin; thence along the northwesterly boundary line of other lands described hereon above the following three (3) courses: S 24° 52’ 35” W, 45.00 feet to a point; thence S 35° 24’ 35” W, 77.00 feet to a point; thence S 43° 15’ 19” W, 55.43 feet to a found iron pin; thence along the boundary line of lands of Capitol Vial, Inc. the following five (5) courses: N 47° 52’ 50” W, 42.41 feet to a point; thence N 56° 43’ 20” W, 36.94 feet to a point; thence S 40° 22’ 20” W, 6.80 feet to a point; thence N 49° 30’ 00” W, 6.69 feet to a point; thence S 40° 30’ 00” W, 62.24 feet to a point; thence N 48° 42’ 30” W along the boundary line of lands of Capitol Vial, Inc. and land of George Snyder or Fultonville Machine & Tool a distance of 18.43 feet to a point; thence continuing along the Snyder boundary line, aforesaid, the following four (4) courses: N 10° 32’ 00” W, 63.90 feet to a point; thence N 49° 19’ 00” W, 199.90 feet to a point; thence N 76° 49’ 00” W, 108.50 feet to a point; thence S 37° 40’ 00” W, 120.10 feet to a point; thence N 51° 41’ 00” W along the boundary line of lands of Donald & Ruth Stevens a distance of 180.20 feet to a point; thence along the boundary line of lands of Gerald & Christy Desmarais the following four (4) courses: N 34° 12’ 00” E, 15.00 feet to a point; thence N 42° 08’ 00” W, 42.30 feet to a point; thence N 67° 59’ 00” W, 102.60 feet to a point; thence S 28° 50’ 00” W, 25.00 feet to a found iron pipe; thence N 67° 59’ 00” W along the boundary line of lands of Keith Bever a distance of 105.20 feet to a found iron pipe; thence along the boundary line of other lands of George Snyder the following two (2) courses: N 00° 40’ 00” E, 70.95 feet to a found iron pin; thence N 54° 30’ 40” W, 24.97 feet to a point; thence along the boundary line of lands of Perry & Martha Foundeur the following two (2) courses: N 35° 53’ 40” E, 123.98 feet to a found iron pipe; thence N 53° 39’ 00” W, 125.04 feet to a found iron pipe; thence N 36° 19’ 35” E, 223.82 feet to the place of beginning.

Begin a portion of Parcel X as described in deed above referenced and being lands as described in deed recorded in Montgomery County Clerk’s Office in fiber 539 at page 180.

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3.210 Maybrook, NY
125 Neelytown Road
Montgomery, NY 12549
(TCA Site No. 210 - Maybrook)

Legal Description

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND situate, lying and being in the Town of Montgomery, Orange County, New York, and more particularly bounded and described as follows:

Commencing at a point in the westerly side of Neelytown Road (as presently located), said point being marked by a monument, and;

Running thence North 85° 11’ 26” West, a distance of 6.27 feet to the westerly line of Neelytown Road (as widened) and the point of beginning;

Thence along the westerly line of Neelytown Road (as widened) the following courses and distances:

South 07° 30’ 00” West, a distance of 193.75 feet; thence

On a curve to the right having a radius of 475.00 feet, an arc distance of 252.78 feet; thence

On a curve to the right having a radius of 953.05 feet, an arc distance of 153.86 feet; thence

South 47° 14’ 30” West, a distance of 168.00 feet to lands now or formerly of Weinberg; thence

Along lands now or formerly of Weinberg, North 69° 25’ 07” West, a distance of 488.50 feet; thence

Along lands now or formerly of Weinberg and along lands now or formerly of Tweedle and along a fence, North 02° 02’ 00” West, a distance of 666.00 feet to the southeasterly line of Interstate Route 84; thence

Along the southeasterly line of Interstate Route 84 and through a monument, North 59° 44’ 20” East, a distance of 953.30 feet to a monument; thence

South 11° 53’ 44” West, a distance of 236.35 feet to a monument; thence

South 21° 26’ 53” East, a distance of 150.22 feet to a monument; thence

South 03° 34’ 11” West, a distance of 285.60 feet; thence

South 85° 11’ 26” East, a distance of 34.09 feet to the point of beginning.

Excepting therefrom, ALL THAT TRACT OR PARCEL OF LAND situate, lying and being in the Town of Montgomery, County of Orange and State of New York:

Commencing at a point in the westerly side of Neelytown Road, at its intersection with the boundary line of lands now or formerly of the People of the State of New York; and

Running thence North 03° 34’ 11” East a distance of 60.00 feet to the point of beginning;

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Thence running through lands now or formerly of Truckstops Corp. of America, the following courses and distances:

North 86° 25’ 49” West, a distance of 28.00 feet; thence

Still through same, North 03° 34’ 11” East, a distance of 40.00 feet; thence

Still through same, South 86° 25’ 49” East, a distance of 28.00 feet to lands now or formerly of the People of the State of New York; thence

Along the westerly line of County Route 99, a distance of 40.00 feet to the point or place of beginning.

Excepting therefrom, ALL THAT PIECE OR PARCEL OF LAND situate, lying and being in the Town of Montgomery, County of Orange, State of New York, being designated as Parcel C on a map entitled, “Lot Line Change Plan lands of Robert K. & Dorothy L. Tweedle and Maybrook Realty, Inc.”, dated October 20, 1995, revised March 29, 1996 and filed in the Orange County Clerk’s Office, June 17, 1996 as Map No. 116-96; being more particularly bounded and described as follows:

Beginning at a point in the northwesterly line of the existing Neelytown Road, a/k/a County Road No. 99, said point being on the division line between the lands now or formerly of Blue Beacon of Montgomery on the south and Parcel C herein described on the north;

Thence along the last mentioned division line, North 67° 39’ 43” West 467.28 feet to a point on the division line between the individual lands now or formerly of Blue Beacon of Montgomery and Parcel A of the above mentioned filed map, lands now or formerly of Tweedle, respectively, on the west, and Parcel C herein described on the east;

Thence along the last mentioned division line, North 00° 16’ 36” West 146.60 feet to a point on the division line between Parcel B, of the above mentioned filed map, lands now or formerly of Maybrook Realty, Inc., on the northeast and north and Parcel C herein described on the southwest and south;

Thence, along the last mentioned division line the following four (4) courses:

1.     South 35° 39’ 43” East 120.88 feet;

2.     On a curve to the left having a radius of 140.00 feet and an arc length of 78.19 feet;

3.     South 67° 39’ 43” East 324.49 feet, and;

4.     On a curve to the left having a radius of 50.00 feet and an arc length of 64.10 feet to a point in the aforementioned northwesterly line of Neelytown Road, a/k/a County Road No. 99;

Thence along the last mentioned line, South 38° 52’ 44” West 89.47 feet to the point or place of beginning.

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PARCEL II:

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, situate, lying and being in the Town of Montgomery, Orange County, New York and more particularly bounded and described as follows:

Commencing at a point in the westerly side of Neelytown Road (as presently located), said point being marked by a monument, and;

Running thence North 85° 11’ 26” West, a distance of 6.27 feet to the westerly line of Neelytown Road (as widened);

Thence along lands of The People of the State of New York, North 85° 11’ 26” West, a distance of 34.09 feet;

Thence along the same, North 03° 34’ 11” East, a distance of 285.60 feet to a monument and the point of beginning;

Thence through lands now or formerly of Truckstops Corp. of America, the following courses and distances:

North 21° 26’ 53” West, a distance of 150.22 feet to a monument; thence

North 11° 53’ 44” East, a distance of 236.35 feet to a monument;

Thence along the lands of The People of the State of New York, the following courses and distances:

North 59° 57’ 20” East, a distance of 166.62 feet to a monument; thence

South 16° 53’ 29” West, a distance of 475.01 feet to a monument and the point of beginning.

And can further be described as:

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND situated in the Town of Montgomery, Orange County, New York, and more particularly bounded and described as follows:

Beginning at a point, said point being South 16° 53’ 29” West, a distance of 475.1 feet from the intersection of the west line of Neelytown Road and the south line of New York Interstate Route 84, said point also being a monument;

Thence South 03° 34’ 00” West for a distance of 285.60 feet along the westerly line of Neelytown Road to a point;

Thence South 17° 50’ 36” West for a distance of 253.47 feet continuing along the westerly line of Neelytown Road, to a point;

Thence South 26° 53’ 59” West for a distance of 215.96 feet continuing along the westerly line of Neelytown Road to a point;

Thence South 37° 07’ 20” West for a distance of 174.70 feet continuing along the westerly line of Neelytown Road to a point of curve;

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Thence along curve to the right having a radius of 50.90 feet and an arc length of 64.59 feet to the point of tangent;

Thence North 69° 25’ 06” West for a distance of 324.49 feet to a point of curve;

Thence along a curve to the right having a radius of 140.00 feet and an arc length of 78.19 feet to a point of tangent;

Thence North 37° 25’ 07” West for a distance of 120.88 feet to a point;

Thence North 02° 02’ 01” West for a distance of 519.40 feet to a point on the south line of N.Y.S. Interstate Route 84;

Thence North 59° 44’ 20” East for a distance of 935.30 feet along the southerly line of N.Y.S. Interstate Route 84 to an existing monument;

Thence South 11° 53’ 44” West for a distance of 236.35 feet to a point;

Thence South 21° 26’ 53” East for a distance of 150.22 feet to the point and place of beginning.

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3.221 Candler, NC
153 Wiggons Road
Candler, NC 28715
(TCA Site No. 221)

Legal Description

LYING IN UPPER HOMINY TOWNSHIP OF BUNCOMBE COUNTY, NC

Parcel One: Being all that certain tract or parcel of land conveyed by She-Can Co. to Roadway Motor Plazas, Inc. by deed recorded in the Office of the Register of Deeds for Buncombe County in Deed Book 1459, at Page 402, the description of which was corrected by deed recorded in Deed Book 1464, page 416, reference to each of which is made for purposes of a more particular description of said Parcel. Being all of Parcel One as shown on that certain plat prepared by Blue Ridge Surveying, Inc. dated 20 May 1999, Job No. 99-100-D, and entitled “ALTA/ACSM Urban Class Survey for TRAVELCENTERS OF AMERICA, INC.”

Parcel Two: Being all that certain tract or parcel of land conveyed by She-Can Co. to Roadway Motor Plazas, Inc. by deed recorded in the Office of the Register of Deeds for Buncombe County in Deed Book 1459, at Page 399, reference to which is made for purposes of a more particular description of said Parcel. Excepting therefrom that portion of said tract conveyed by Roadway Motor Plazas, Inc. to Wyoming Realty, Inc. by deed recorded in Deed Book 1511, at Page 529. Being all of Parcel Two shown on that certain plat prepared by Blue Ridge Surveying, Inc. dated 20 May 1999, Job No. 99-100-D, and entitled “ALTA/ACSM Urban Class Survey for TRAVELCENTERS OF AMERICA, INC.”

Parcel Three: Being all that certain tract or parcel of land conveyed by James M. Hall, Sr., and wife, Polly M. Hall to Roadway Motor Plazas, Inc. by deed recorded in the Office of the Register of Deeds of Buncombe County in Deed Book 1610, at Page 490, reference to each of which is made for purposes of a more particular description of said Parcel. Being all of Parcel Three as shown on that certain plat prepared by Blue Ridge Surveying, Inc. dated 20 May 1999, Job No. 99-100-D, and entitled “ALTA/ACSM Urban Class Survey for TRAVELCENTERS OF AMERICA, INC.”

The above described survey describes Parcel One, Two and Three above, the combination thereof contains 20.315 acres, which said total area is described with particularity as follows:

BEGINNING at a maple stump with 6” double maple sprout growing from the rim of the stump, the Beginning Corner in that deed to Roadway Motor Plazas, Inc. recorded in the Office of the Register of Deeds for Buncombe County, North Carolina in Deed Book 1464 at Page 416; thence with the eastern line of the property off Terrell T. Garren as described in Deed Book 1498, at Page 457, North 07°13’08” East, 354.20 feet to a 3/4” iron pipe; thence North 40°38’42” West, 392.76 feet to a 3/4” pinched iron pipe, the northernmost corner of said Terrell T. Garren property; thence with another line of said Garren property and with a fence line, South 45°01’15” West, 252.93 feet, to a 5/8” rebar with plastic

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cap marked “Stevenson, Morgan, Young”; thence with the northeastern line of the property of James M. Hall as the same is described in Deed Book 784, at Page 154, North 45°53’58” West, 452.29 feet to a 6” locust fence post at a fence intersection; thence with the southeastern and southern line of the property of Lawrence W. Rogers as the same is described in Deed Book 1766, at Page 159, North 63°06’01” East, 301.22 feet to a 8” locust fence post at a bend in the fence and South 87°41’27” East, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 203.27 feet, a total distance of 223.27 feet to a point in a branch; thence South 57°12’17” East, 25.52 feet to a 1/4” rebar in a branch; thence South 87°51’31” East 314.86 feet to a 5/8” rebar with a plastic cap marked “Blue Ridge Land Surveying”; thence North 3°07’14” East, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 87.25 feet, a total distance of 107.25 feet to a point in the asphalt of Wiggins Road; thence South 44°17’20” East 200.32 feet to a point in the asphalt of Wiggins Road; thence South 53°14’15” East 141.68 feet to a point in the asphalt of Wiggins Road; thence North 2°43’45” East, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 20.00 feet, a total distance of 216.18 feet to a 1” iron pipe; thence with the southern line of the property of Mary M. Ward as the same is described in Deed Book 1530, at Page 689 and shown as Lot 5 on a plat recorded in Plat Book 16, at Page 116 and with a fence line, South 87°26’15” East 566.53 feet to a 3/4” iron pipe; thence with the western line of the property of Robert H. Gaddy as the same is described in Deed Book 1007, at Page 336, South 2°46’44” West 230.51 feet to the base of a bent stainless steel pipe; thence North 87°17’35” West 132.85 feet to a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying”; thence South 26°26’54” West, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 28.02 feet, a total distance of 34.02 feet to a point in a steep cut bank; thence with two lines of the property of Wyoming Realty, Inc. as the same is described in Deed Book 1511, at Page 529, North 72°56’24” West, 134.87 feet to a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” and South 36°56’00” West 143.10 feet to a P.K. nail in the north edge of the asphalt of Wiggins Road; thence North 53°25’23” West 206.38 feet with the north edge of the asphalt of Wiggins Road, to a point; thence North 87°26’15” West, 37.27 feet crossing Wiggins Road to a point on the south edge of the asphalt and shown as the southeastern corner of the Essie Dills property as shown on an unrecorded plat thereof dated December 5, 1984 by Billy Ashley, Jr., R.L.S.; thence South 53°29’17” East 66.00 feet with the south edge of the asphalt of Wiggins Road to a point; thence North 20°32’30” East 13.06 feet to a point in the asphalt of Wiggins Road; thence South 53°29’17” East 174.29 feet to a point in the asphalt of Wiggins Road; thence running 274.44 feet along the arc of a curve to the right with a radius of 703.55 feet and a chord bearing and distance of South 41°01’15” East 272.70 feet to a point in the asphalt of Wiggins Road, said point being in the northern margin of the right of way for Interstate Highway 40; thence along the northern margin of said right of way, the following seven (7) courses and distances, to wit:

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(1)	South 59°52’32” West, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 20.00 feet, a total distance of 51.71 feet to a concrete right of way monument;
(2)	South 20°41’25” West, 70.75 feet;
(3)	South 68°24’38” West, passing a 5/8’ rebar with plastic cap marked “Blue Ridge Land Surveying” at 24.16 feet; a total distance of 230.37 feet to a concrete right of way monument;
(4)	North 21°44’44” West 50.09 feet to a concrete right of way monument;
(5)	South 68°32’36” West 204.57 feet to a 5/8” rebar;
(6)

Running 268.36 feet along the arc of a curve to the right with a radius of 2036.31 feet and a chord bearing and distance of South 72°17’19” West 268.16 feet to a 5/8” rebar with plastic cap marked “Stevenson, Morgan, Young”; and

(7)	South 86°05’29” West 152.57 feet to the BEGINNING.

Containing 20.315 acres, more or less.

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3.002 Greensboro, NC
1101 NC Highway 61
Whitsett, NC 27377
(TCA Site No. 2 - Greensboro)

Legal Description

TRACT I

BEGINNING AT AN EXISTING IRON PIPE, SAID EXISTING IRON PIPE BEING LOCATED AT THE SOUTHEAST INTERSECTION OF GREESON ROAD & N.C. HWY. #61; THENCE RUNNING ALONG THE EASTERN RIGHT-OF-WAY LINE OF N.C. HWY. #61 SOUTH 17 DEGREES, 00 MINUTES & 01 SECOND WEST 382.28 FT. TO A POINT ALONG SAME SAID RIGHT-OF-WAY, ALSO SAID POINT BEING ON THE NORTHERN RIGHT-OF-WAY LINE OF PACE DRIVE; THENCE CONTINUING ALONG THE NORTHERN RIGHT-OF-WAY OF PACE DRIVE SOUTH 69 DEGREES, 00 MINUTES & 44 SECONDS EAST 1.74 FT. TO A POINT THE P.C. OF A CURVE TO THE RIGHT, THE RADIUS BEING 305 FT., THE CHORD BEING SOUTH 48 DEGREES, 17 MINUTES, & 20 SECONDS EAST 215.85 FT. TO A POINT THE P.T. OF THE CURVE; THENCE

CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 27 DEGREES, 33 MINUTES, & 56 SECONDS EAST 73.68 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT, THE RADIUS BEING 225 FT., THE CHORD BEING SOUTH 40 DEGREES, 59 MINUTES, & 09 SECONDS EAST 104.44 FT. TO A POINT THE P.T. OF THE CURVE; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 54 DEGREES, 24 MINUTES, & 23 SECONDS EAST 266.14 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT, THE RADIUS BEING 295 FT., THE CHORD BEING SOUTH 68 DEGREES, 14 MINUTES, & 35 SECONDS EAST 141.10 FT. TO A POINT THE P.T. OF THE CURVE; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 82 DEGREES, 04 MINUTES, & 47 SECONDS EAST 256.27 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT, THE RADIUS BEING 4,555.68 FT., THE CHORD BEING SOUTH 83 DEGREES, 19 MINUTES, & 47 SECONDS EAST 198.76 FT. TO A POINT THE P.T. OF THE CURVE; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 84 DEGREES, 34 MINUTES, & 47 SECONDS EAST 475.94 FT. TO A POINT; THENCE CONTINUING NORTH 04 DEGREES, 38 MINUTES, & 11 SECONDS EAST 931.19 FT. TO AN EXISTING IRON ON THE SOUTHERN RIGHT-OF-WAY OF GREESON ROAD; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 89 DEGREES, 42 MINUTES, & 32 SECONDS WEST 312.50 FT. TO AN EXISTING IRON ON SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 89 DEGREES, 14 MINUTES, & 31 SECONDS WEST 616.11 FT. TO AN EXISTING IRON PIPE ON SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 88 DEGREES, 07 MINUTES, & 24 SECONDS WEST 175.78 FT. TO AN EXISTING IRON PIPE ON SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 86 DEGREES, 31 MINUTES, & 49 SECONDS WEST 397.98 FT. TO AN EXISTING IRON PIPE THE POINT OF BEGINNING CONTAINING 28.051 ACRES MORE OR LESS; THE SAME BEING LOT 1 OF THE PROPERTY OF PACE OIL COMPANY AS RECORDED IN PLAT BOOK 89, PAGE 36; SAVE AND EXCEPT THEREFROM THAT PARCEL OF LAND DEEDED TO THE DEPARTMENT OF TRANSPORTATION RECORDED IN BOOK 3683, PAGE 765, GUILFORD COUNTY REGISTRY.

TRACT II

BEGINNING AT A NEW IRON PIPE ON THE EASTERN RIGHT-OF-WAY LINE OF N.C. 61, SAID NEW IRON PIPE BEING A COMMON CORNER WITH G. H. KIRKPATRICK, JR.; THENCE RUNNING ALONG THE NORTHERN LINE OF KIRKPATRICK SOUTH 30 DEGREES, 47 MINUTES & 49 SECONDS EAST 336.12 FT. TO A NEW IRON PIPE IN THE NORTHERN LINE OF THELMA T. WHEELER, THENCE ALONG THE NORTHERN LINE OF THELMA T. WHEELER NORTH 88 DEGREES, 49 MINUTES & 45 SECONDS EAST 145.14 FT. TO A POINT ALONG THE SOUTHERN RIGHT-OF-WAY OF PACE DRIVE;

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Exhibit A

THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF PACE DRIVE NORTH 54 DEGREES, 24 MINUTES & 23 SECONDS WEST 68.31 FT. TO A POINT THE P.C. OF A CURVE TO THE RIGHT, THE RADIUS BEING 275 FT., THE CHORD BEING NORTH 40 DEGREES, 59 MINUTES & 10 SECONDS WEST 127.65 FT. TO A POINT, THE P.T. OF THE CURVE; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF PACE DRIVE NORTH 27 DEGREES, 33 MINUTES & 56 SECONDS WEST 73.68 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT THE RADIUS BEING 255 FT., THE CHORD BEING NORTH 48 DEGREES, 05 MINUTES & 35 SECONDS WEST 178.84 FT. TO A POINT THE P.T. OF THE CURVE, SAID POINT BEING ALSO ON THE EASTERN RIGHT-OF-WAY OF N.C. HWY. 61, THENCE CONTINUING ALONG SAID RIGHT-OF-WAY SOUTH 17 DEGREES, 00 MINUTES & 01 SECONDS WEST 36.73 FT. TO A NEW IRON PIPE; THE POINT OF BEGINNING, CONTAINING 0.6754 ACRES MORE OR LESS; ALSO BEING PART OF THE PROPERTY OF PACE OIL COMPANY AS RECORDED IN PLAT BOOK 89, PAGE 36; SAVE AND EXCEPT THEREFROM THAT PARCEL OF LAND DEEDED TO THE DEPARTMENT OF TRANSPORTATION RECORDED IN BOOK 3683, PAGE 765, GUILFORD COUNTY REGISTRY.

TRACT III

BEGINNING AT AN EXISTING R/W MONUMENT, SITUATED EAST OF THE INTERSECTION OF THE UP-RAMP FROM THE WESTBOUND LANE OF INTERSTATE 85, AND N.C. HIGHWAY 61, THENCE NORTH 07 DEGREES, 44 MINUTES, & 52 SECONDS WEST ALONG SAID RIGHT-OF-WAY OF UP-RAMP 93.24 FT. TO A NEW IRON PIPE ON THE EAST RIGHT-OF-WAY LINE OF N.C. #61, THENCE NORTH 27 DEGREES, 13 MINUTES & 12 SECONDS EAST 87.78 FT. TO A NEW IRON PIPE ALONG SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 21 DEGREES, 12 MINUTES & 24 SECONDS EAST 83.53 FT. TO A NEW IRON PIPE A CORNER WITH PACE OIL CO.; THENCE RUNNING SOUTH 30 DEGREES, 47 MINUTES & 49 SECONDS EAST 336.12 FT. TO A NEW IRON PIPE IN THE NORTHERN LINE OF THELMA T. WHEELER PROPERTY; THENCE RUNNING ALONG THELMA T. WHEELER’S NORTH LINE NORTH 77 DEGREES, 47 MINUTES & 03 SECONDS WEST 3.36 FT. TO A CONCRETE RIGHT-OF-WAY MONUMENT; THENCE CONTINUING ALONG THELMA T. WHEELER’S NORTH LINE SOUTH 87 DEGREES, 16 MINUTES & 03 SECONDS WEST 191.97 FT. TO AN EXISTING IRON PIPE ON THE EAST SIDE OF THE UP-RAMP LEADING FROM INTERSTATE 85; THENCE CONTINUING ALONG SAID UP-RAMP NORTH 41 DEGREES, 11 MINUTES, & 57 SECONDS WEST 20.84 FT. TO AN EXISTING RIGHT-OF-WAY MONUMENT; THENCE CONTINUING ALONG UP-RAMP NORTH 32 DEGREES, 30 MINUTES & 03 SECONDS WEST 39.32 FT. TO AN EXISTING RIGHT-OF-WAY MONUMENT, THE POINT OF BEGINNING, CONTAINING 0.883 ACRES

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MORE OR LESS; SAVE AND EXCEPT THEREFROM THAT PARCEL OF LAND DEEDED TO THE DEPARTMENT OF TRANSPORTATION RECORDED IN BOOK 3651, PAGE 704, GUILFORD COUNTY REGISTRY; THE SAME BEING THAT PROPERTY DEEDED TO PACE OIL COMPANY, INC. RECORDED IN BOOK 3673, PAGE 20, GUILFORD COUNTY REGISTRY.

Being the same as:

TRACT ONE:

BEGINNING at an existing iron pipe in the eastern right-of-way line of N.C. Highway 61 (60-ft. right-of-way) at its intersection with the south right-of-way line (60-ft. right-of-way) of Greeson Road (SR 3065) and runs thence with the south right-of-way line of Greeson Road South 86 degrees 31 minutes 47 seconds East 397.98 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road South 88 degrees 06 minutes 16 seconds East 175.95 feet to an existing iron pipe; thence continuing with said south right-of-way line of Greeson Road South 89 degrees 17 minutes 29 seconds East 616.13 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road North 89 degrees 45 minutes 02 seconds East 312.32 feet to an existing iron pipe in said right-of-way line; thence South 04 degrees 37 minutes 56 seconds West 931.41 feet to a nail in the edge the pavement and the north right-of-way line (50-ft. right-of-way) of Pace Drive, the same being on the north side of Interstate 85: thence with the north right-of-way line of Pace Drive North 84 degrees 34 minutes 50 seconds West 475.94 feet to an iron rod, the P.C. of a curve, said curve having a radius of 4555.68 feet and delta of a 2 degrees 30 minutes; thence with said curved northern right-of-way, the chord being North 83 degrees 19 minutes 50 seconds West 198.76 feet to an iron rod, the P.T. of said curve; thence with the north right-of-way line of Pace Drive North 82 degrees 04 minutes 50 seconds West 256.27 feet to a con. nail, the P.C. of a curve, said curve having a radius of 295 feet and a delta of 27 degrees 40 minutes 24 seconds; thence with said curve northern right-of-way line, the chord being North 68 degrees 14 minutes 37 seconds West 141.11 feet to a X-mark on a test well, the P.T. of said curve; thence continuing with the north right-of-way line of Pace Drive North 54 degrees 24 minutes 26 seconds West 266.13 feet to an iron rod, the P.C. of a curve, said curve having a radius of 225 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved northern right-of-way line, the chord being North 40 degrees 58 minutes 59 seconds West 104.45 feet to an iron rod, the P.T. of said curve; thence with the north right-of-way line of Pace Drive North 27 degrees 34 minutes 07 seconds West 73.67 feet to an iron rod, the P.C. of a curve, having a radius of 305 feet and a delta of 41 degrees 26 minutes 40 seconds; thence with said curved northern right-of-way line, the chord being North 46 degrees 19 minutes 52 seconds West 196.24 feet to an iron rod in said northern right-of-way line at its intersection with the east right-of-way line of N.C. Highway 61; thence with the east right-of-way line of N.C. Highway 61 North 16 degrees 54 minutes 37 seconds East 17.91 feet to an existing right-of-way corner; thence continuing with the east right-of-way line of N.C. Highway 61 North 16 degrees 24 minutes 10 seconds East 235.32 feet to an iron rod; thence with said right-of-way line North 73 degrees 00 minutes West 20.00 feet to an iron rod in the east right-of-way line of N.C. Highway 61; thence with the east right-of-way line of N.C. Highway 61 North 17 degrees 00 minutes East 135.35 feet to the beginning, containing 28.09 acres, more or less.

TRACT TWO:

BEGINNING at an exist. Right of Way Corner in the east right-of-way line of N.C. Highway 61 (40 feet from center), said monument being located South 19 degrees 02 minutes 06 seconds West 53.30 feet from an iron rod at the intersection of the east right-of-way line of N.C. Highway 61 and the south right-of-way line of Pace Drive and runs thence from said monument North 19 degrees 02 minutes 06 seconds East 53.30 feet to an iron rod at the intersection of the east right-of-way line of N.C. Highway 61 and the south right-of-way line of Pace Drive; thence with the curved southern right-of-way line of Pace Drive, said curve having a radius of 255 feet and a delta of 41 degrees 26 minutes 48 seconds, the chord being South 45 degrees 33 minutes 23 seconds East 157.53 feet to an iron rod, the P.T. of said curve; thence with the south right-of-way line of Pace Drive South 27 degrees 33 minutes 51 seconds East 73.68 feet to an iron rod, the P.C. of a curve, said curve having a radius of 275 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with curved southern right-of-way line, the chord being South 40 degrees 59 minutes 13 seconds East 127.65 feet to an iron rod, the P.T. of said curve; thence with the south right-of-line of Pace Drive South 55 degrees 09 minutes 07 seconds East 68.17 feet to an exist. right-of-way corner: thence South 88 degrees 48 minutes 47 seconds West 145.47 feet to an exist. right-of way corner (right-of-way of I-85); thence North 30 degrees 58 minutes 14 seconds West 307.38 feet to the beginning, containing 0.63 acre, more or less.

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Also encumbering the following described land to the extent not included in the aforedescribed land:

TRACT ONE:

BEGINNING at an existing iron pipe in the eastern right-of-way line of N. C. Highway 61 (60-ft. right-of-way) at its intersection with the south right-of-way line (60-ft. right-of-way) of Greeson Road (SR 3065) and runs thence with the south right-of-way line of Greeson Road South 86 degrees 31 minutes 47 seconds East 397.98 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road South 88 degrees 06 minutes 16 seconds East 175.95 feet to an existing iron pipe; thence continuing with said south right-of-way line of Greeson Road South 89 degrees 17 minutes 29 seconds East 616.13 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road North 89 degrees 45 minutes 02 seconds East 312.32 feet to an existing iron pipe in said right-of-way line; thence South 04 degrees 37 minutes 56 seconds West 931.41 feet to a nail in the edge of the pavement and the north right-of-way line (50-ft. right-of-way) of Pace Drive, the same being on the north side of Interstate 85; thence with the north right-of-way line of Pace Drive North 84 degrees 34 minutes 50 seconds West 475.94 feet to an iron rod, the P.C. of a curve, said curve having. a radius of 4555.68 feet and delta of 2 degrees 30 minutes; thence with said curved northern right-of-way, the chord being North 83 degrees 19 minutes 50 seconds West 198.76 feet to an iron rod, the P.T. of said curve, thence with the north right-of-way line of Pace Drive North 82 degrees 04 minutes 50 seconds West 256.27 feet to a ILLEGIBLE nail, the P.C. of a curve, said curve having a radius of 295 feet and a delta of 27 degrees 40 minutes 24 seconds; thence with said curved northern right-of-way line, the chord being North 68 degrees 14 minutes 37 seconds West 141.11 feet to X-mark on a test well, the P.T. of said curve; thence continuing with the north right-of-way line of Pace Drive North 54 degrees 24 minutes 26 seconds West 266.13 feet to an iron rod, the P.C. of a curve, said curve having a radius of 229 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved northern right-of-way line, the chord being North 40 degrees 58 minutes 59 seconds West 104 .45 feet to an iron rod, the P.T. of said curve; thence with the north right-of-way line of Pace Drive North 27 degrees 34 minutes 07 seconds West 73.67 feet to an iron rod, the P.C. of a curve, having a radius of 305 feet and a delta of 41 degrees 26 minutes 48 seconds; thence with said curved northern right-of-way line, the chord being. North 46 degrees 19 minutes 52 seconds West 196.24 feet to an iron rod in said northern right-of-way line at its intersection with the east right-of-way line of N. C. Highway 61; thence with the east right-of-way line of N. C. Highway 61 North 16 degrees 54 minutes 37 seconds East 13.91 feet to an existing right-of-way corner; thence continuing with the east right-of-way line of N.C. Highway 61 North 16 degrees 24 minutes 10 seconds East 235.32 to an iron rod; thence with said right-of-way line North 73 degrees 00 minutes West 20.00 feet to an iron rod in the east right-of-way line of N. C. Highway 61; thence with the east right-of-way line of N. C. Highway 61 North 17 degrees 00 minutes East 135.35 feet to the beginning, containing 28.09 acres, more or less.

4

TRACT TWO:

BEGINNING at an exist. Right of Way Corner in the east right-of-way line of N. C. Highway 61 (40 feet from center), said monument being located South 19 degrees 02 minutes 06 seconds West 53.30 feet from an iron rod at the intersection of the east right-of-way line of N. C. Highway 61 and the south right-of-way line of Pace Drive and runs thence from said monument North 19 degrees 02 minutes 06 seconds East 53.30 feet to an iron rod at the intersection of the east right-of-way line of N. C. Highway 61 and the south right-of-way line of Pace Drive; thence with the curved southern right-of-way line of Pace Drive, said curve having a radius of 255 feet and a delta of 41 degrees 25 minutes 48 seconds, the chord being South 45 degrees 33 minutes 23 seconds East 157.53 feet to an iron rod, the P.T. of said curve; thence with the south right-of-way line of Pace Drive South 27 degrees 33 minutes 51 seconds East 73.68 feet to an iron rod, the P.C. of a curve, said curve having a radius of 275 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved southern right-of-way 1ine, the chord being South 40 degrees 59 minutes 13 seconds East l27.65 feet to an iron rod, the P.T. of said curve; thence with the south right-of-line of Pace Drive South 55 degrees 09 minutes 07 seconds  East 68.17 feet to an exist, right of way corner; thence South 88 degrees 48 minutes 47 seconds West 145.47 feet to an exist, right of way corner (right-of-way of I-85); thence North 30 degrees 58 minutes 15 seconds West 307.38 feet to the beginning, containing 0.63 acre, more or less.

5

3.701 Ashland, OH
715 US 250 East
P.O. Box 469
Ashland, OH 44805
(TCA Site No. 701)

Legal Description

And being part of the Northeast Quarter of Section 22, Range 16, Township 22, also known as being all of that parcel of land conveyed to Sohio Oil Company from Homer M. Bush by Deed Volume 550, Page 433 and more fully bounded and described as follows to wit:

Commencing for reference at a pk set at the intersection of the centerlines of County Highway No. 1575 and State Route 250, bearing North 8 degrees, 50 minutes and 24 seconds West 693.25 feet distant from a 3/4” iron rod found in a monument box marking a Point of Intersection of a curve in County Road 1575;

Thence South 08 degrees 50 minutes 24 seconds East, 42.70 feet along the centerline of said County Highway 1575 to a point on the North line of the Northeast Quarter of Section 22 which is the True Place of Beginning for the parcel of land herein described:

Thence, South 89 degrees 24 minutes 49 seconds East, 437.49 feet along the North line of said Quarter Section 22 to a drill hole found in the West right-of-way line of the ramp to Interstate Route 71;

Thence, South 02 degrees 53 minutes 16 seconds West, 94.22 feet along said right-of-way line to a capped rebar set an an angle point therein;

Thence, South 04 degrees 25 minutes 31 seconds East, 428.36 feet along said right-of-way line to a 5/8” rebar found at an angle point therein;

Thence, South 21 degrees 37 minutes 44 seconds East, 203.29 feet along said right-of-way to a 5/8” rebar found at the Northeast corner of a parcel of land now or formerly owned by Puissant Group, Inc. as recorded in Deed Volume 563, Page 942;

Thence, South 69 degrees 13 minutes 07 seconds West, 385.86 feet along said Puissant Group’s North line to a pk set in the centerline of said County Highway 1575 and passing over a 5/8” rebar found 53.70 feet from said centerline of County Highway 1575;

Thence, Northwesterly, 519.30 feet along the arc of a curve curving to the right and having a radius of 2864.79, a central angle of 10 degrees 23 minutes 09 seconds, and a chord of 518.59 feet bearing North 14 degrees 01 minutes 59 seconds West to a pk set at the P.T. of the curve, witnessed by a 5/8” iron pipe found on the North line of County Road 1575 bearing North 81 degrees, 09 minutes and 36 seconds East 25.00 feet;

Thence, North 08 degrees 50 minutes 24 seconds West, 352.63 feet along the centerline of said County Highway 1575 to the true place of beginning and containing 7.114 acres of land as determined by a survey made under the supervision of Stephen P. Campbell P.L.S. No. 7330 of Campbell and Associates Inc. in September of 1993.

The basis of Bearings for the above description are based on North 08 degrees 50 minutes 24 seconds West, as the centerline of County Highway 1575 and is the same Bearing found in Deed Volume 550, Page 433 Ashland County Records.

3.011 Dayton, OH
6762 St. Rt. 127
P.O. Box 30
Eaton, OH 45320

Legal Description

Located in Section 35, Town 9, Range 2 East, Monroe Township, Preble County, Ohio being all the land of BP Oil Company, an Ohio corporation as recorded in Deed Book 361, Page 488 of the Deed Records of said County and being more particularly described as surveyed by George N. Stephenson, Ohio Professional Surveyor No. 7264;

Beginning at the Northwest corner of said Section 35:

Thence along the North line of said Section 35 South Eighty-Nine degrees Sixteen minutes Twenty-Three seconds (89° 16’ 23”) East for one thousand ninety eight and 69/100 (1,098.69) feet to a P.K. nail set on the centerline of State Route 127 being the true point of beginning;

Thence continuing with said North Section line of the South lines of land of the State of Ohio, Department of Highway Safety as recorded in Deed Book 247, Page 175 of the Deed Records of said County and land of Bessie L. Eliot as recorded in Deed Book 366, Page 78 of the Deed Records of said County South Eighty-Nine degrees Sixteen minutes Twenty-Three seconds (89° 16’ 23”) East for one thousand four hundred ninety nine and 80/100 (1,499.80) feet to an “X” mark on a stone found;

Thence with the West lines of land of Jamie & Douglas Holster as recorded in Deed Book 330, Page 541 of the Deed Records of said County and Armacost Motel, Inc. as recorded in Deed Book 325, Page 109 South Zero degrees Twenty minutes Forty-Seven seconds (00° 20’ 47”) West for two thousand six hundred forty four and 61/100 (2,644.61) feet to a P.K. nail set on the centerline of Price Road and the South line of the Northwest Quarter of said Section 35;

Thence with said South line of the Northwest Quarter North Eighty-Nine degrees Seventeen minutes Forty-Nine seconds (89° 17’ 49”) West for Seven hundred Sixty-Eight and 36/100 (768.36) feet to a 5/8” iron pin set on the North line of Interstate 70 limited access right-of-way as recorded in Deed Book 361, Page 400 of the Deed Records of said County;

Thence with said North line, on the following 6 courses:

North Seventy One degrees Zero minutes Thirty seconds (71° 00’ 30”) West for two hundred ten and 96/100 (210.96) feet to a 5/8” iron pin set;

North Fifty-Eight degrees Forty-Two minutes Thirty seconds (58° 42’ 30”) West for two hundred four and 08/100 (204.08) feet to a 5/8” iron pin set;

North Forty degrees Thirty-Seven minutes Fifty-Four seconds (40° 37’ 54”) West for one hundred ninety and 69/100 (190.69) feet to a 5/8” iron pin set;

North Sixty-One degrees Fifty two minutes Forty seconds (61° 52’ 40”) West for two hundred seventy and 72/100 (270.72) feet to a 5/8” iron pin set;

North Zero degrees Fifty-Eight minutes Forty-Seven seconds (00° 58’ 47”) East for four hundred seventy and 38/100 (470.38) feet to a 5/8” iron pin set;

North Eighty-Six degrees Forty-Two minutes Nineteen seconds (86° 42’19”) West for ninety six and 85/100 (96.85) feet to a P.K. nail set in the centerline of Old State Route 127;

Thence along said old centerline, the East line of ATH Corporation as recorded in Deed Book 261, Page 247, the East line of H&W Development, as recorded in Deed Book 357, Page 795, the East line of Carol Cassel Badgley as recorded in Deed Book 268, Page 192, and the East line of Lloyd and Thelma Swihart as recorded in Deed Book 296, Page 854 of the Deed Records of said County for the following 3 courses:

North Three degrees Fifty-Two minutes Forty-One seconds (03° 52’ 41”) East for two hundred thirty one and 26/100 (231.26) feet to a P.K. nail set;

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North Three degrees Thirty-Six minutes Forty-One seconds (03° 36’ 41”) East for one thousand four hundred sixty three and 73/100 (1,463.73) feet to a P.K. nail set;

North Three degrees Fourteen minutes Forty-One seconds (03° 14’ 41”) East for thirty nine and 95/100 (39.95) feet to the true point of beginning containing 89.785 acres of land more or less subject to all legal highways, restrictions, easements, and agreements of record.

The above described property is the same as described in First American Title Insurance Company Commitment No. 9-35634, dated March 5, 1993.

Also encumbering the following described land to the extent not included in the aforedescribed land:

Situated in the Township of Monroe, County of Preble and State of Ohio: in the Northwest Quarter of Section 35; T9; R2 E, and being all of the Mabel Smith et al tract as recorded in Deed Book 194, Page 134 on the Deed Records of said County and being more particularly described as follows:

Commencing at a stone at the Northwest corner of Section 35; T9; R2 E;

Thence S 89° 16’ 23” E with the North line of said Section 1098.69 feet to a hinge nail at the Northwest corner of the Mabel Smith tract and in the center of U.S. Route 127, and the place of beginning of the following described tract:

Thence S 89° 16’ 23” E continuing with said North section line 1499.80 feet to a boulder, being also the Northeast corner of the Mabel Smith tract;

Thence S 0° 20’ 47” W with Mabel Smith’s East line 2644.61 feet to a hinge nail at Mabel Smith’s Southeast corner, said corner being also in the center of Price Road and in the South line of said Northwest quarter section;

Thence S 89° 17’ 49” W with the South line of the Mabel Smith tract and with the South line of said quarter section and centerline of Price Road 1655.35 feet to Mabel Smith’s Southwest corner and at the intersection of the South line of said quarter section and the centerline of Price Road with the centerline of U.S. Route 127;

Thence N 2° 31’ 11” E with the center-line of U.S. Route 127 a distance of 16.10 feet to a hinge nail;

Thence N 3° 52’ 41” E continuing with said centerline 1129.07 feet to a hinge nail;

Thence N 3° 36’ 41” E continuing with said centerline 1463.73 feet to a hinge nail;

Thence N 3° 14’ 41” E continuing with said center-line 39.96 feet to the place of beginning, containing 95.699 acres more or less.

Less and except that portion of the above described premises appropriated by the State of Ohio on May 15, 1963, for permanent easement and public highway premises, and more particularly described as follows:

Situated in the Township of Monroe, County of Preble, State of Ohio; And

Beginning at the Northeast corner of Section 35;

Thence South 01 degree 08 minutes 41 seconds West along the East line of Section 35, a distance of 2667.05 feet to a point in the present southerly right of way line of Price Road and in the proposed northerly limited access right of way line of Interstate 70 (USR 40);

2

Thence North 89 degrees 17 minutes 29 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1270.72 feet to a point;

Thence North 89 degrees 16 minutes 03 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1268.08 feet to a point;

Thence North 89 degrees 17 minutes 14 seconds West along said southerly right of way line and northerly limited access right of way line a distance of 543.15 feet to a point;

Thence North 86 degrees 30 minutes 51 seconds West along the proposed northerly limited access right of way line, a distance of 200.30 feet to a point;

Thence North 71 degrees 00 minutes 30 seconds West along said northerly limited access right of way line, a distance of 26.49 feet to a point in the present centerline of right of way of Price Road, said point being 181.48 feet left of Station 532 plus 74.90 in the centerline of a survey made in 1961 for the Ohio Department of Highways of Interstate Route 70 (USR 40), in Preble County and also being the point of beginning of the parcel herein described;

Thence North 89 degrees 17 minutes 14 seconds West along the present centerline of right of way of Price Road, a distance of 886.99 feet to a point in the present centerline of right of way of USR 127;

Thence North 02 degrees 31 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 16.10 feet to a point;

Thence North 03 degrees 52 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 897.81 feet to a point;

Thence South 86 degrees 42 minutes 19 seconds East, a distance of 96.85 feet to a point;

Thence South 00 degrees 58 minutes 47 seconds West, a distance of 470.38 feet to a point;

Thence South 61 degrees 52 minutes 40 seconds East, a distance of 270.72 feet to a point;

Thence South 40 degrees 37 minutes 54 seconds East, a distance of 190.69 feet to a point;

Thence South 58 degrees 42 minutes 30 seconds East, a distance of 204.08 feet to a point;

Thence South 71 degrees 00 minutes 30 seconds East, a distance of 211.00 feet to the point of beginning containing 4.943 acres, more or less, exclusive of the present road which occupies 0.972 of an acre, more or less.

Together with all rights or easements of access to or from said limited access highway, from or to the land of said persons abutting upon that portion of said limited access highway between the following points:

From a point 76.00 feet right of centerline Station 11 plus 00 to a point 181.48 feet left of centerline Station 532 plus 74.90 and as shown by plans for said improvement herein referred to.

Parcel No. 86 (Highway)

Perpetual Easement for Highway Purposes

Beginning at the Northeast corner of Section 35;

Thence South 01 degree 08 minutes 41 seconds West along the East line of Section 35, a distance of 2667.05 feet to a point in the present southerly right of way line of Price Road and in the proposed northerly limited access right of way line of Interstate Route 70 (USR 40);

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Thence North 89 degrees 17 minutes 29 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1270.72 feet to a point;

Thence North 89 degrees 16 minutes 03 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1268.08 feet to a point;

Thence North 89 degrees 17 minutes 14 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 543.15 feet to a point;

Thence North 86 degrees 30 minutes 51 seconds West along the proposed northerly limited access right of way line, a distance of 200.30 feet to a point;

Thence North 71 degrees 00 minutes 30 seconds West along said northerly limited access right of way line, a distance of 26.49 feet to a point in the present centerline of right of way of Price Road, said point being 181.48 feet left of Station 532 plus 74.90 in the centerline of a survey made in 1961 for the Ohio Department of Highways of Interstate Route 70 (USR 40), in Preble County and also being the point of beginning of the parcel herein described;

Thence North 71 degrees 00 minutes 30 seconds West along the proposed northerly limited access right of way line of Interstate Route 70 (USR 40), a distance of 57.39 feet to a point;

Thence North 25 degrees 04 minutes 56 seconds East, a distance of 28.87 feet to a point in a circular curve having a radius of 999.93 feet, said point being 45.00 feet right of Station 20 plus 00.48 in the proposed construction centerline of Price Road Relocation;

Thence northwesterly curving to the right along said circular curve, a distance of 806.51 feet measured along the arc, said arc being subtended by a chord 784.82 feet in length bearing North 41 degrees 48 minutes 42 seconds West to a point, said point being 45.00 feet right of the point of curvature at Station 12 plus 30.27 in the proposed construction centerline of Price Road Relocation;

Thence South 71 degrees 17 minutes 41 seconds West, a distance of 5.00 feet to a point;

Thence North 18 degrees 42 minutes 19 seconds West, a distance of 230.78 feet to a point;

Thence North 50 degrees 15 minutes 02 seconds West, a distance of 110.30 feet to a point in the proposed northerly limited access right of way line of Interstate Route 70 (USR 40);

Thence North 86 degrees 42 minutes 19 seconds West along said northerly limited access right of way line, a distance of 96.85 feet to a point in the present centerline of right of way of USR 127;

Thence North 03 degrees 52 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 231.74 feet to a point;

Thence North 03 degrees 35 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 868.26 feet to a point;

Thence South 86 degrees 11 minutes 12 seconds East, a distance of 0.89 feet to a point at Station 22 plus 00.00 North in the proposed construction centerline of USR 127;

Thence continuing South 86 degrees 11 minutes 12 seconds East, a distance of 29.11 feet to a point in the present easterly right of way line of USR 127;

Thence South 05 degrees 14 minutes 50 seconds East, a distance of 202.53 feet to a point;

Thence South 00 degrees 08 minutes 38 seconds West, a distance of 761.58 feet to a point;

Thence South 49 degrees 15 minutes 48 seconds East, a distance of 176.06 feet to a point;

4

Thence South 18 degrees 42 minutes 19 seconds East, a distance of 297.56 feet to a point of tangency with a circular curve having a radius of 909.93 feet, said point being 45.00 feet left of the point of curvature at Station 12 plus 30.27 in the proposed construction centerline of Price Road Relocation;

Thence curving to the left along said circular curve, a distance of 1019.32 feet measured along the arc, said arc being subtended by a chord 966.85 feet in length bearing South 50 degrees 47 minutes 50 seconds East to a point, said point being 45.00 feet left of Station 23 plus 00.00 in the proposed construction centerline of Price Road Relocation;

Thence South 81 degrees 38 minutes 13 seconds East, a distance of 246.96 feet to a point in the present northerly right of way line of Price Road;

Thence South 00 degrees 42 minutes 11 seconds West, a distance of 17.77 feet to a point at Station 25 plus 50.00 in the proposed construction centerline of Price Road Relocation;

Thence continuing South 00 degrees 42 minutes 11 seconds West, a distance of 0.23 feet to a point in the present centerline of right of way of Price Road;

Thence North 89 degrees 17 minutes 14 seconds West along said centerline of right of way of Price Road, a distance of 513.37 feet to the point of beginning containing 4.346 acres, more or less, exclusive of the present road which occupies 0.981 of an acre more or less.

Engineer’s Note: Area being conveyed after exceptions for highway purposes 86.399 acres, more or less.

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3.039 Hebron, OH 10679 Landcaster Rd., SE
P.O. Box 520
Legal Description	Hebron, OH 43025
(TCA Site No. 39)

Parcel One

Situated in the County of Licking in the State of Ohio and in the Township of Union and bounded and described as follows:

Situate in the State of Ohio, County of Licking, Township of Union, being part of Section 16, Township 17, Range 18, Refugee Lands and being part of Parcel 1 as described in a deed to Charles W. and Ethel S. Slater of record in the Deed Book 457, Page 442, Recorder’s Office, Licking County, Ohio and being more particularly described as follows:

Beginning at a concrete monument at the intersection of the original center line of State Route 37 and the southerly right-of-way line of Interstate Route 70, also being in the westerly line of the said Charles W. and Ethel S. Slater tract of record in Deed Book 457, Page 442, said concrete monument being 490.00 ft. southerly and as measured at right angles from the center line of Interstate Route 70 from Station 718 + 83.3;

Thence N. 61° 09’ 30” E. and along the southerly right-of-way of Interstate Route 70 a distance of 442.87 ft. to a wood stake set at an angle point in the southerly right-of-way line of Interstate Route 70, said stake being 240 ft. southerly from the center line of Interstate Route 70;

Thence N. 70° 40’ 30” E. and continuing along the southerly right-of-way line of Interstate Route 70 a distance of 95.73 ft. to an iron pin;

Thence S. 2° 35’ 30” W. a distance of 902.61 ft. to an iron pin;

Thence S. 34° 10’ 30” W. and parallel to the original center line of State Route 37 a distance of 514.96 ft. to an iron pin;

Thence N. 75° 43’ 30” W. a distance of 585.19 ft. to a nail in the center line of the original State Route 37 and in the westerly line of the said Charles W. and Ethel S. Slater tract;

Thence N. 34° 10’ 30” E. and along the original center line of State Route 37 a distance of 715.00 ft. to an iron pin set at an angle point in the original center line of State Route 37;

Thence N. 2° 44’ 50” E. and continuing along the original center line of State Route 37, the Westerly line of said Charles W. and Ethel S. Slater tract a distance of 347.49 ft. to the place of beginning, containing 14.560 acres; subject to all easements and restrictions shown of record, also subject to all legal highways together with an easement 20 ft. in width extending from the southeasterly corner of the above described tract southerly to the center line of South Fork Licking River for the purposes of drainage from the above described 14.560 acre tract, the center line of said easement being more particularly described as follows:

Beginning at a point in the southerly line of the above described 14.560 acres, said point being N. 75° 43’ 30” W. a distance of 10.64 ft. from an iron pin at the southeasterly corner of said 14.560 acre tract;

Thence S. 34° 10’ 30” W. a distance of 425 ft. more or less to the center line of the South Fork Licking River, the point of ending of the herein described easements.

Excepting therefrom, an 11.60 acre tract as shown as Parcel Four herein.

Parcel Two

Situated in the Township of Union, County of Licking and State of Ohio:

Situate in the State of Ohio, County of Licking, Township of Union and being part of the Northwest Quarter of Section 16, Township 17, Range 18, Refugee Lands and being part of a 51- acre tract described in a deed to Gladys M. Keller of record in Deed Book 497, Page 390,

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Recorder’s Office, Licking County, Ohio, and being more particularly described as follows:

Beginning at the southeasterly corner of the Gladys M. Keller 51-acre tract, of record in Deed Book 497, Page 390, said point being in the center line of Old State Route 37, also known as the Granville-Lancaster Road, said point also being 47.0 ft. right of Station 49 + 40.5 from the relocated center line of State Route 37;

Thence Westerly and along the southerly line of said 51-acre tract to Station 49 + 25.3 on the relocated center line of State Route 37;

Thence Northerly, and along the center line of relocated State Route 37 to Station 54 + 40.5, said point being in the southerly right of way of Interstate Route 70;

Thence Easterly along the southerly right-of-way line of Interstate Route 70 to a point in the original center line of State Route 37, said point being 141.1 ft. right of Station 53 + 60 from the relocated center line of State Route 37;

Thence Southerly and along the easterly line of the said 51-acre tract, the original center line of State Route 37 to the place of beginning, containing 1.3 acres, more or less; subject to all easements and restrictions shown of record; also subject to all legal highways.

Parcel Three

Situated in the County of Licking in the State of Ohio and in the Township of Union and bounded and described as follows:

Tract I:

Situated in the State of Ohio, County of Licking, and Township of Union and being a part of Section 16, Township 17, Range 18, Refugee Lands and being a part of Parcel 1 as conveyed to Charles W. Slater and Ethel S. Slater by deed of record in Deed Book 457, Page 442, deed record in the office of the Recorder of Licking County, Ohio, and being more particularly bounded and described as follows:

Beginning at an iron pin at the southeasterly corner of a certain 11.600 tract;

Thence from said point of beginning North 34 degrees 10 minutes 30 seconds East and along the Easterly line of said 11.600 Acre Tract, a distance of 514.96 feet to an iron pin in the Easterly line of said Tract;

Thence South 12 degrees 04 minutes 52 seconds West, a distance of 452.83 feet to an iron pin;

Thence North 85 degrees 04 minutes 30 seconds West, a distance of 195.21 feet to the point of beginning and containing 1.007 acres.

Tract II:

Situate in the State of Ohio, County of Licking, Township of Union, and being a part of Section 16, Township 17, Range 18, Refugee Lands and being a part of Parcel 1 as conveyed to Charles W. and Ethel S. Slater, by deed of record in Deed Book 457, Page 442, records of the Recorder’s Office, Licking County, Ohio, and being more particularly described as follows, to-wit:

Beginning at a point in the center line of State Route 37 and at the southwesterly corner of that certain 14.560 Acre Tract as conveyed to Union Oil Company of California by deed of record in Deed Book 565, Page 376, records of the Recorder’s Office, Licking County, Ohio;

Thence from said point of beginning, S. 75° 49’ 30” E. and along the southerly line of said 14.560 Acre Tract, as defined by an Affidavit of record in Miscellaneous Records 98934, Page 257 of the

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above mentioned records, a distance of 585.19 ft. to an iron pin at the southeasterly corner of said 14.560 Acre Tract;

Thence N. 85° 04’ 30” W. a distance of 452.38 ft. to an iron pin;

Thence N. 48° 09’ 25” W. a distance of 156.60 ft. to the point of beginning and containing 0.488 Acres; and subject to all easements and/or restrictions shown of record, also subject to legal right of way for State Route 37. Together with all appurtenances thereto belonging or in any wise appertaining and all right, title and interest of the Grantor in and to any and all roads, street, alleys and ways bounding the said premises.

The above description as to Parcel No. 1 being the result of a survey made by the Jennings-Lawrence Company, by Lawrence Jackman, registered surveyor on July 19, 1971, and as to Parcel No. 2 from a survey made by the Jennings-Lawrence Company in May, 1971 and as revised by Harold F. McClory, Registered Engineer No. 4897 on October 5, 1971.

Parcel Four

Situated in the County of Licking, State of Ohio, Township of Union:

That certain tract or parcel of land situate in Union Township, Licking County, Ohio and being part of Section 16, Township 17, Range 18, Refugee lands, and being more particularly described as follows:

Beginning at a concrete monument at the intersection of the center line of original State Route 37 and the Southerly right-of-way line of Interstate Route 70; said concrete monument being 490.00 feet Southerly (as measured at right angles from the center line of Interstate Route 70) from Station 718 + 83.3;

Thence North 61° 09’ 30” East along the Southerly right-of-way line of Interstate 70 a distance of 66.00 feet to an iron pin;

Thence South 28° 57’ 30” East a distance of 786.00 feet to an iron pin;

Thence South 34° 10’ 30” West and parallel to the center line of original State Route 37 a distance of 514.96 feet to an iron pin;

Thence North 75° 43’ 30” West a distance of 585.19 feet to a nail in the center line of the original State Route 37;

Thence North 34° 10’ 30” East along the center line of original State Route 37 a distance of 451.52 feet to a point;

Thence North 88° 32’ 09” West a distance of 54.84 feet to Station 49 + 25.3 on the center line of relocated State Route 37;

Thence Northerly and with a curve to the left having a radius of 954.93 feet, the chord of which bears North 17° 20’ 47’ East, a chord distance of 37.37 feet to Station 49 + 62.68 on the center line of relocated State Route 37;

Thence continuing along the center line of relocated State Route 37 along a curve to the left, the chord of which bears North 9° 13’ 30” East a chord distance of 349.48 feet to Station 53 + 12.68 on the center line of relocated State Route 37;

Thence North 5° 43’ 30” East continuing along the center line of relocated State Route 37 a distance of 127.82 feet to Station 54+ 40.5 on the center line of relocated State Route 37, said point being in the Southerly right-of-way line of Interstate Route 70;

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Thence South 54° 34’ 10” East and along the Southerly right-of-way line of Interstate 70 a distance of 162.45 feet to a point in the center line of original State Route 37, said point being 141.10 feet right of Station 53 + 60 on the center line of relocated State Route 37;

Thence North 2° 44’ 50” East and along the center line of original State Route 37 a distance of 150.20 feet to the Place of Beginning, containing 11.600 acres;

Together with an easement 20 feet in width extending from the Southeasterly corner of the above described tract Southerly to the center line of South Fork Licking River for purposes of drainage from the above described tract; the center line of said easement being more particularly described as follows:

Beginning at a point in the Southerly line of the above described tract, said point being North 75° 43’ 30” West a distance of 10.64 feet from an iron pin at the Southeasterly corner of the above described tract;

Thence South 34’ 10’ 30” West a distance of 425 feet, more or less, to the center line of South Fork Licking River, the point of ending of the herein described easement.

All of the above-described parcels one through four being the same as follows:

Being all of the 14.560 Ac., 1.3 Ac., 1.007 Ac. and the 0.488 Ac. tracts conveyed to the Pure Oil Company and Union Oil Corporation of California; Situated in the Northwest Quarter of Section 16, Township 17, Range 18, of the Refugee Lands, Union Township, Licking County, Ohio and being further described as follows:

Beginning at an existing Concrete Monument on the South Right-of-Way Line of Interstate 70 at 490 feet Right of Centerline Station 718+83.3 of Said Interstate 70; said Concrete Monument also being 133.3 feet Right of Station 55+10 of State Route 37 (1956 Survey);

Thence with the said South Right-of-Way Line of Interstate 70, North 61 Degrees 30 Minutes 57 Seconds East, passing an Existing Iron Pin (5/8” Rebar) of 66.00 feet, a total distance of 443.30 feet to an Existing Iron Pin (5/8 Rebar);

Thence continuing with the said South Right-of-Way Line North 71 Degrees 00 Minutes 00 Seconds East 95.66 feet to an Existing Iron Pin 3/4” Id. Pipe);

Thence leaving the said Right-of-Way Line and with the East Line of the above mentioned 14.56 Acre tract South 02 Degrees 54 Minutes 53 Seconds West 902.41 feet to an Existing Iron Pin (3/4 Id. Pipe);

Thence leaving the said 14.56 Acre tract and with the East Line of the above mentioned 1.007 Acre tract South 12 Degrees 23 Minutes 30 Seconds West 452.30 feet to an Existing Iron Pin (5/8” Rebar) on the North Line of a 2.073 Acre tract conveyed to I-80 Investments Corporation by deed recorded in Official Record 69, Page 93 of the said County Records:

Thence with the North Line of the 2.073 Acre tract and the North Line of a 2.5348 Acre tract conveyed to the said I-80 Investment Corporation North 84 Degrees 50 Minutes 00 Seconds West, passing an Existing Iron Pin (1/2” Rebar, of 220.00 Feet, a total distance of 647.69 feet to an Existing Iron Pin (1/2’ Rebar - Bent);

Thence Continuing with the said North Line North 47 Degrees 54 Minutes 55 Seconds West, passing an Existing Iron Pin (1/2” Rebar) at 101.14 feet, a total distance of 156.60 feel to a point in State Route 37;

Thence with the center of Old State Route 37 North 34 Degrees 10 Minutes 50 Seconds East 451.43 feet to an Iron Pin Set (5/8” Rebar) at 47’ Right of Station 49+40.5 or relocated State

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Route 37 (1956 Survey) at the Southeasterly corner of a 51 Acre tract conveyed to Gladys M. Keller as recorded in Deed Volume 497, Page 390 of the said County Records (Also the Southeast Corner of the previously mentioned 1.3 Acre tract);

Thence with the South Line of the said Keller tract South 89 Degrees 42 Minutes 12 Seconds West 49.50 feet to a point in the center of relocated State Route 37 at Station 49+25.3;

Thence leaving the said South Line and with the center of the relocated State Route 37 (and the West Line of the said 1.3 Acre tract) the next 3 courses and distances.

1) with a curve to the left having a radius of 954.93 feet (Chord Bearing North 17 Degrees 20 Minutes 47 Seconds East 37.37 feet) an arc distance of 37.37 feet to a point at C.S. Station 49+62.68

2) with a spiral curve to the left having a 6 Degree curve (Chord Bearing North 09 Degrees 13 Minutes 30 Seconds East 349.48 feet) a spiral length of 350.00 feet to a point at S.T. Station 53+12.68

3) North 05 Degrees 43 Minutes 30 Seconds East 127.82 feet to a point at the Intersection with the South Right-of-Way Line of Interstate 70;

Thence leaving the said centerline and with the said Right-of-Way Line South 54 Degrees 34 Minutes 10 Seconds East 162.45 feet to an Iron Pin Set (5/8” Rebar) in the center of Old State Route 37 at 141.10 feet right of Centerline Station 53+60;

Thence Continuing with the said Right-of-Way Line and with the center of said Old State Route 37 North 02 Degrees 44 Minutes 50 Seconds East 150.20 feet to the Place of Beginning.

Containing 17.3706 Acres (Total) with 2.2665 Acres in State Right-of-Way (State Route 37), Subject to all Legal Road Right-of-Way of State Route 37 and all other applicable easements.

Also a 20 foot wide drainage easement as described and recorded in Deed Volume 565, Page 376 extending from the Southeast Corner of the 14.560 Acre tract to the center of South Fork Licking River.

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3.139 Jeffersonville, OH 12403 US Rt. 35 NW P.O. Box 98 Jeffersonville, OH 43128 (TCA Site No. 139)

Legal Description

PARCEL ONE: ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A RAILROAD SPIKE IN THE CENTER LINE OF THE WASHINGTON COURT HOUSE AND JAMESTOWN PIKE (U.S. ROUTE 35) AND AT THE NORTHWESTERLY CORNER OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY OF RECORD IN DEED BOOK 71, PAGE 373, SAID PLACE OF BEGINNING BEING S. 6°30’ E. A DISTANCE OF 27.72 FT. FROM THE NORTHWESTERLY CORNER OF THE ORIGINAL PARCEL; THENCE FROM SAID PLACE OF BEGINNING S. 30°00’ E. AND ALONG THE ORIGINAL CENTER LINE OF U.S. ROUTE 35 A DISTANCE OF 225.72 FT. TO AN IRON PIN; THENCE S. 50°04’36” E. AND CONTINUING ALONG THE ORIGINAL CENTER LINE OF U.S. ROUTE 35 A DISTANCE OF 99.00 FT. TO A POINT, SAID POINT BEING WITNESSED BY AN IRON PIN N. 62°02’ W. A DISTANCE OF 12.54 FT.; THENCE S. 62°02’ E. AND CONTINUING ALONG THE CENTER LINE OF U.S. ROUTE 35 A DISTANCE OF 1519.11 FT. TO A POINT AT THE NORTHEASTERLY CORNER OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY; THENCE S. 1°07’ W. AND ALONG THE EASTERLY LINE OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY AND PASSING AN IRON PIN ON THE LINE AT 45.43 FEET A DISTANCE OF 254.16 FT. TO A CONCRETE POST AT THE SOUTHEASTERLY CORNER OF THE SAID STACKHOUSE PROPERTY; THENCE N. 87°22’54” W. AND ALONG THE SOUTHERLY LINE OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY A DISTANCE OF 1394.63 FT. TO AN IRON PIN AT THE SOUTHWESTERLY CORNER OF THE SAID STACKHOUSE PROPERTY; THENCE N. 6°30’ W. AND ALONG THE WESTERLY LINE OF SAID STACKHOUSE PROPERTY A DISTANCE OF 1169.33 FT. TO THE PLACE OF BEGINNING, CONTAINING 20.468 ACRES, MORE OR LESS; SUBJECT TO ALL EASEMENTS AND RESTRICTIONS SHOWN OF RECORD, ALSO SUBJECT TO ALL LEGAL HIGHWAYS.

BEING THE SAME PREMISES DESCRIBED IN DEED FROM CARL STACKHOUSE TO MILDRED STACKHOUSE, DATED JANUARY 5, 1949, RECORDED IN VOL. 80, PAGE 255, DEED RECORDS OF FAYETTE COUNTY, OHIO, AND IN DEED FROM FRANK W. EICHENBERG AND BESSIE PEARL EICHENBERG TO CARL C. STACKHOUSE AND MILDRED STACKHOUSE, DATED JUNE 29, 1943, AND RECORDED IN VOL 71, PAGE 373, DEED RECORDS OF FAYETTE COUNTY, OHIO.

SAVE AND EXCEPT:

SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, AND BEING PART OF 20.468 ACRE TRACT IN VIRGINIA MILITARY SURVEY #1361, DEEDED TO THE UNION OIL COMPANY OF CALIFORNIA (DEED BOOK 102, PAGE 356), AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A P.K. NAIL SET IN THE OLD CENTERLINE OF U.S. ROUTE 35, SAID P.K. NAIL MARKS THE NORTHEAST CORNER OF SAID 20.468 ACRE TRACT AND THE NORTHWEST CORNER OF LEONORA HORROW’S 4.49 ACRE TRACT (DEED BOOK 103, PAGE 709); THENCE, SOUTH 1 DEGREE 07 MINUTES 44 SECONDS WEST, 254.26 FEET, ALONG THE EAST LINE OF SAID 20.468 ACRE TRACT, AND THE WEST LINE OF SAID 4.49 ACRE TRACT TO A CONCRETE POST FOUND MARKING THE SOUTHWEST CORNER OF SAID 20.468 ACRE TRACT, AND THE NORTHEAST CORNER OF CAROL H. JANES’ 98.50 ACRE TRACT (DEED BOOK 80, PAGE 355) (PASSING AN IRON PIPE FOUND AT 45.43 FEET); THENCE, NORTH 87 DEGREES 22 MINUTES 54 SECONDS WEST, 780.00 FEET, ALONG THE SOUTH LINE OF SAID 20.468 ACRE TRACT AND THE NORTH LINE OF SAID 98.50 ACRE TRACT TO AN IRON PIPE SET; THENCE, NORTH 27 DEGREES 58 MINUTES 00 SECONDS EAST, 560.81 FEET, ACROSS SAID 20.468 ACRE TRACT TO A P.K. NAIL SET IN THE OLD CENTERLINE OF U.S. ROUTE 35 (PASSING AN IRON PIPE SET AT 520.81 FEET); THENCE, SOUTH 62 DEGREES 02 MINUTES 00 SECONDS EAST, 590.11 FEET, ALONG SAID OLD CENTERLINE OF U.S. ROUTE 35, TO THE PLACE OF BEGINNING, CONTAINING 6.074 ACRES, MORE OR LESS.

ALSO SAVE AND EXCEPT: SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, AND STATE OF OHIO, TO-WIT:

BEGINNING AT A POINT IN THE SOUTHWEST CORNER OF A 20.468 ACRE TRACT OF LAND (OF WHICH THE FOLLOWING IS A PART) CONVEYED TO THE PURE OIL COMPANY, NOW UNION OIL COMPANY OF CALIFORNIA (DEED BOOK 102, PAGE 356) SAID POINT OF BEGINNING ALSO BEING THE SOUTHEAST CORNER OF A TRACT OF LAND BELONGING TO CARL M. JANES (PARCEL 2) DEED BOOK 76, PAGE 630) AND IN THE LINES OF A 98.5 ACRE TRACT OF LAND ALSO BELONGING TO CARL W. JANES (DEED BOOK 78, PAGE 267); THENCE FROM SAID POINT

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OF BEGINNING NORTH 06°30’00” WEST ALONG THE WESTERLY LINE OF UNION OIL PROPERTY AND EASTERLY LINE OF JANES PROPERTY, A DISTANCE OF 205.00 FEET TO A POINT; THENCE SOUTH 62°02’00” EAST ALONG A LINE THROUGH THE UNION OIL PROPERTY, A DISTANCE OF 359.28 FEET TO A POINT; THENCE SOUTH 06°30’00” EAST ALONG A LINE PARALLEL TO SAID WESTERLY LINE OF UNION OIL PROPERTY, A DISTANCE OF 49.21 FEET TO A POINT IN THE SOUTHERLY LINE OF UNION OIL PROPERTY AND NORTHERLY LINE OF JANES PROPERTY, THENCE NORTH 87°22’54” WEST ALONG SAID LINE, A DISTANCE OF 300.00 FEET TO THE POINT OF BEGINNING.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

THE FOLLOWING DESCRIBED REAL ESTATE SITUATES THE MILITARY SURVEY 1361, JEFFERSON TOWNSHIP, FAYETTE COUNTY, OHIO, AND IS PART OF THE ORIGINAL 20.468 ACRE TRACT CONVEYED TO UNION OIL COMPANY OF CALIFORNIA, AS DESCRIBED IN DEED BOOK 108, PAGE 450, FAYETTE COUNTY RECORDER’S OFFICE:

BEGINNING AT AN IRON ROAD (SET) AT THE SOUTHEAST CORNER OF A 0.864 ACRE TRACT CONVEYED TO RATTLESNAKE SEWER DISTRICT (DEED BOOK 115, PAGE 488) AND IN A NORTH LINE OF A 171.5220 ACRE TRACT CONVEYED TO CARL H. & BERNICE I. JANES (DEED BOOK 170, PAGE 423); THENCE WITH SAID 0.864 ACRE TRACT THE FOLLOWING 2 CALLS;

THENCE: NORTH 03 DEGREES 39 MINUTES 51 SECONDS WEST, A DISTANCE OF 49.21 FEET TO AN IRON ROD (SET), WITNESS A 3 INCH METAL POST AT NORTH 03 DEGREES 39 MINUTES 51 SECONDS WEST 0.70 FEET;

THENCE: NORTH 59 DEGREES 18 MINUTES 37 SECONDS WEST, A DISTANCE OF 356.94 FEET TO AN IRON ROD (FOUND) IN THE EAST LINE OF A 4.9807 ACRE TRACT CONVEYED TO SANDRA S. DAVIS (DEED BOOK 161, PAGE 497) AND IN THE LINE BETWEEN JEFFERSON TOWNSHIP AND VILLAGE OF OCTA;

THENCE: NORTH 03 DEGREES 35 MINUTES 51 SECONDS WEST ALONG SAID EAST LINE AND SAID CORPORATION LINE A DISTANCE OF 675.29 FEET TO A 1/2 INCH IRON ROD (FOUND) IN THE SOUTH LINE OF ALLEN ROAD RELOCATED;

THENCE: NORTH 70 DEGREES 59 MINUTES 14 SECONDS EAST ALONG THE SOUTH LINE OF ALLEN ROAD RELOCATED A DISTANCE OF 57.26 FEET TO A 6 INCH CONCRETE MONUMENT (FOUND) IN THE SOUTHWEST LINE OF U.S. ROUTE 35 RELOCATED; THENCE WITH THE SOUTHWEST LINES OF U.S. ROUTE 35 RELOCATED WITH THE FOLLOWING 3 CALLS;

THENCE, SOUTH 57 DEGREES 57 MINUTES 16 SECONDS EAST, A DISTANCE OF 147.89 FEET TO A P.K. NAIL (SET);

THENCE: SOUTH 58 DEGREES 39 MINUTES 46 SECONDS EAST ON A CURVE TO THE LEFT- RADIUS OF 21585.92 FEET-ARC OF 533.27 FEET, A DISTANCE OF 533.71 FEET TO A P.K. NAIL (SET);

THENCE: SOUTH 59 DEGREES 22 MINUTES 16 SECONDS EAST A DISTANCE OF 332.92 FEET TO AN IRON ROD (SET) IN THE WEST LINE OF A 6.074 ACRE TRACT CONVEYED TO GARNER FAMILY PARTNERSHIP (DEED BOOK 160, PAGE 163);

THENCE: SOUTH 30 DEGREES 37 MINUTES 56 SECONDS WEST ALONG SAID WEST LINE, A DISTANCE OF 497.77 FEET TO A 1/2 INCH IRON ROD (FOUND) IN SAID NORTH LINE OF SAID 171.5220 ACRE TRACT AND SOUTHWEST CORNER OF SAID 6.074 ACRE TRACT;

THENCE: NORTH 84 DEGREES 41 MINUTES 47 SECONDS WEST WITH SAID NORTH LINE A DISTANCE OF 314.56 FEET TO THE PLACE OF BEGINNING CONTAINING 11.7256 ACRES; ALL IRON RODS (SET) ARE 5/8 INCH DIAMETER WITH 1-1/4 INCH DIAMETER PLASTIC CAPS STAMPED “RLL 6106”;

REFERENCE BEARING: NORTH 70 DEGREES 59 MINUTES 14 SECONDS EAST, THE CENTERLINE OF ALLEN ROAD RELOCATED AS PER O.D.O.T. HIGHWAY PLANS;

TOGETHER WITH ALL RIGHT, TITLE AND INTEREST, IF ANY OF THE MORTGAGOR TO THE PREMISES DESCRIBED IN DEED BOOK 102 PAGE 265, RECORDER’S OFFICE, FAYETTE COUNTY, OHIO (EASEMENT AREA WITHIN U.S. ROUTE 35 RELOCATED GRANTED TO THE STATE OF OHIO).

PARCEL TWO CONTAINING 2.27 ACRES: SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, BEING A PART OF V.M.S. NO. 1361, AND BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

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COMMENCING AT A P.K. NAIL (FOUND) UNDER THE PAVEMENT IN THE OLD CENTERLINE OF U.S. ROUTE 35, SAID P.K. NAIL BEING THE NORTHWESTERLY CORNER OF THE ORIGINAL 2.63 ACRES “THIRD TRACT” AS CONVEYED TO LEENORA B. MORROW (D.B. 103, PAGE 709); THENCE WITH THE OLD CENTERLINE OF U.S. ROUTE 35 N 62 DEG. 02 MIN. 00 SEC. W, A DISTANCE OF 383.32 FT. TO THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED; WITH A NEW DIVISION LINE S 27 DEG. 58 MIN. 00 SEC. W, PASSING A 5/8” IRON PIN (SET) AT 40.54 FT., A TOTAL DISTANCE OF 462.85 FT. TO A 5/8” IRON PIN (SET) IN THE NORTHERLY LINE OF THE ORIGINAL 171.5220 ACRE TRACT AS CONVEYED TO JANES FAMILY PARTNERSHIP, L.P. (O.R. 183, PAGE 769); THENCE WITH THE NORTHERLY LINE OF JANES FAMILY PARTNERSHIP, L.P. N 87 DEG. 22 MIN. 54 SEC. W, A DISTANCE OF 228.82 FT. TO A 1/2” IRON PIN (FOUND), SAID IRON PIN BEING THE SOUTHEASTERLY CORNER OF THE 11.756 ACRE TRACT AS CONVEYED TO NATIONAL AUTO/TRUCK STOPS, INC., (D.B. 174, PAGE 1093); THENCE WITH THE EASTERLY LINE OF NATIONAL AUTO/TRUCK STOPS, INC. N 27 DEG. 58 MIN. 00 SEC. E, PASSING A 5/8” IRON PIN (FOUND) MARKING THE NORTHEASTERLY CORNER OF SAID NATIONAL AUTO/TRUCK STOPS, INC. AT 497.77 FT., AND CONTINUING WITH THE NORTHWESTERLY LINE TO THE 6.074 ACRE TRACT OF WHICH THIS DESCRIPTION IS A PART, A TOTAL DISTANCE OF 560.81 FT. TO A POINT IN THE OLD CENTERLINE OF U.S. ROUTE 35; THENCE WITH THE OLD CENTERLINE OF U.S. ROUTE 35, S 62 DEG. 02 MIN. 00 SEC. E, A DISTANCE OF 206.79 FT. TO THE TRUE POINT OF BEGINNING, THENCE WITH THE OLD CENTERLINE OF U.S. ROUTE 35, S., CONTAINING 2.430 ACRES OF LAND.

BEARINGS ARE BASED UPON THE RECORD BEARING (N 27 DEG. 58 MIN. 00 SEC. E) OF THE WESTERLY LINE OF THE 6.074 ACRE TRACT AS FOUND IN DEED BOOK 160, PAGE 163.

THE ABOVE DESCRIPTION IS A PART OF THE 6.074 ACRE TRACT AS CONVEYED TO GARNER FAMILY PARTNERSHIP AND RECORDED IN DEED BOOK 160, PAGE 163 OF THE FAYETTE COUNTY RECORDER’S OFFICE.

LAND SURVEYED IN JULY 1998, UNDER THE DIRECTION OF THOMAS E. PURTELL, REGISTERED PROFESSIONAL SURVEYOR NO. 6519, THE SURVEY PLAT OF WHICH IS REFERRED TO AS DRAWING NO. S98-812 ON FILE IN THE OFFICE OF MCCARTY ASSOCIATES, WASHINGTON C.H., OHIO.

ALL IRON PINS (SET) ARE 5/8” DIAMETER WITH 1-3/4” DIAMETER PLASTIC CAPS STAMPED “MCCARTY ASSOCIATES.”

EXCEPTED THEREFROM IS THE FOLLOWING TRACT: SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, AND IN THE SURVEY NO. 1361, VIRGINIA MILITARY DISTRICT, AND BOUNDED AND DESCRIBED AS FOLLOWS:

PARCEL NO. 162WD

BEING A PARCEL OF LAND LYING ON THE RIGHT SIDE OF THE CENTERLINE OF A SURVEY, MADE BY THE DEPARTMENT OF TRANSPORTATION, AND RECORDED IN BOOK                            PAGE                       , OF THE RECORDS OF FAYETTE COUNTY AND BEING LOCATED WITHIN THE FOLLOWING DESCRIBED POINT IN THE BOUNDARY THEREOF.

BEGINNING AT A RAILROAD SPIKE FOUND AT THE NORTHWESTERLY CORNER OF A 2.31 ACRE TRACT CONVEYED TO LEENORA B. MORROW AS RECORDED IN DEED BOOK 98, PAGE 515 AND DEED BOOK 103, PAGE 709, THE SOUTHEASTERLY CORNER OF A 5.299 ACRE TRACT CONVEYED TO CROWN PROPERTY DEVELOPMENT, AN OHIO CORPORATION AS RECORDED IN DEED BOOK 168, PAGE 93, AND IN THE EASTERLY LINE OF THE VIRGINIA MILITARY DISTRICT SURVEY NO. 1361, AND ON THE EXISTING CENTERLINE OF EXISTING US-35, AND BEING 12.00 FEET RIGHT OF STATION 66+89.94, PROPOSED CENTERLINE OF EXISTING US-35.

THENCE ALONG THE CENTERLINE OF EXISTING US-35 AND THE SOUTHERLY LINE OF SAID CROWN PROPERTY DEVELOPMENT, NORTH 59° 22’ 43” WEST A DISTANCE OF 382.79 FEET TO THE GRANTOR’S NORTHEASTERLY CORNER, AND THE NORTHWESTERLY CORNER OF A 2.430

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ACRE TRACT CONVEYED TO MICHAEL J. GARNER AS RECORDED IN OFFICIAL RECORD 41, PAGE 692, SAID POINT BEING 12.00 FEET RIGHT OF STATION 63+07.15 PROPOSED CENTERLINE OF EXISTING US-35 AND BEING THE TRUE POINT OF BEGINNING:

THENCE ALONG THE GRANTOR’S EASTERLY LINE AND THE WESTERLY LINE OF SAID 2.430 ACRE TRACT SOUTH 30° 38’ 09” WEST A DISTANCE OF 63.00 FEET TO A POINT 75.00 FEET RIGHT OF STATION 63+07.13 PROPOSED CENTERLINE OF EXISTING US-35;

THENCE NORTH 59° 22’ 43” WEST A DISTANCE OF 107.66 FEET TO A CONCRETE MONUMENT FOUND AT THE CORNER OF THE EXISTING SOUTHERLY RIGHT-OF-WAY LINE OF EXISTING US-35, 75.00 FEET RIGHT OF STATION 61+99.47 PROPOSED CENTERLINE OF EXISTING US-35;

THENCE NORTH 30° 37’ 17” EAST A DISTANCE OF 63.00 FEET TO A P.K. NAIL FOUND IN THE GRANTOR’S NORTHERLY LINE AND THE SOUTHERLY LINE OF SAID CROWN PROPERTY DEVELOPMENT, 12.00 FEET RIGHT OF STATION 61+99.47 PROPOSED CENTERLINE OF EXISTING US-35;

THENCE ALONG THE GRANTOR’S NORTHERLY LINE AND THE SOUTHERLY LINE OF SAID CROWN PROPERTY DEVELOPMENT, SOUTH 59° 22’ 43” EAST A DISTANCE OF 107.67 FEET TO THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA CONTAINS 0.156 ACRES MORE OR LESS INCLUDING THE PRESENT ROAD WHICH OCCUPIES 0.099 ACRES MORE OR LESS AND IS FROM AUDITOR’S PARCEL NO. 060-015-0-00-043-02 WHICH PRESENTLY CONTAINS 2.430 ACRES.

THE BEARINGS ARE BASED UPON A SURVEY MADE FOR FAY-35-2.57 AS RECORDED IN PLAT BOOK                                , PAGE                        , COUNTY RECORDER’S OFFICE.

THIS DESCRIPTION IS BASED ON A SURVEY MADE BY ERIKSSON ENGINEERING FOR THE DEPARTMENT OF TRANSPORTATION IN 1995, WILLIAM G. YOUNG, REGISTERED SURVEYOR NO. 6109.

SAID STATIONS BEING THE STATION NUMBERS AS STIPULATED IN THE HEREINBEFORE MENTIONED SURVEY AND AS SHOWN BY PLANS ON FILE IN THE DEPARTMENT OF TRANSPORTATION, COLUMBUS, OHIO.

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3.029 Kingsville, OH
5551 St. Rt. 193
P.O. Box 527
Kingsville, OH 44028
(TCA Site No. 29)

Legal Description

Situated in the Township of Kingsville, County of Ashtabula and State of Ohio: being known as parts of Lots 17 and 18 in Kingsville Twp., Ashtabula County, Ohio, and being more fully described as follows:

Beginning at a point where the center line of State Route 170 (now known as SR 193) is intersected by the lot line between Lots 17 and 18, Kingsville Twp., said point being 657.41 feet southerly from the center Line intersection of State Route 84, as measured along the center line of State Route 170 (now known as SR 193);

Thence running due South along the center line of State Route 170 (now known as SR 193), 894.45 feet to a point;

Thence running N. 88 degrees 20’ 30” W., parallel to the Northerly line of land now owned by W.A. & B.J. Mitrovich, 30.01 feet to an iron pin in the westerly line of State Route 170 (now known as SR 193);

Thence continuing in the same course 484.99 feet to a point;

Thence running due South parallel to the center line of State Route 170 (now known as SR 193), 300 feet to a point in the northerly line of land now or formerly owned by Ira M. Miller;

Thence running N. 88 degrees 20’ 30” W. along Miller’s Northerly line 100 feet to an iron pin;

Thence running S. 89 degrees 57’ 10” W. along Miller’s Northerly line 770.87 feet to a point in the Northerly right-of-way of the Cleveland Electric Illuminating Co. high line;

Thence running N. 70 degrees 56’ 04” W. along the C.E.I. Co. high line northerly right-of-way-line 534.25 feet to a point in the lot line between lots 18 and 19, Kingsville Twp.,

Thence running N. 0 degrees 03’ 24” W. along the lot line between Lots 18 and 19 Kingsville Twp. 30.72 feet to an iron pipe in the Southerly line of Interstate Route 90;

Thence running Northeasterly along the Southerly line of Interstate Route 90, said line being a curve having a radius of 21,335.92 feet a chord length and bearing of 237.76 feet, N. 43 degrees 19’ 06” E., an arc distance of 237.80 feet to an iron pipe in the Southwest corner of land formerly owned by G.A. Rexroad;

Thence continuing Northeasterly along the Southerly line of Interstate Route 90, along a curve having an angle of 2 degrees 37’ 50”, an arc distance of 979.57 feet, a chord bearing of N. 44 degrees 57’ E., a chord distance 979.49 feet to an iron pipe; said iron pipe being 150 feet right of center line station 371+100, center line survey by Ohio State Highway Dept., Interstate Route 90;

Thence running N. 52 degrees 19’ 10” E. along said southerly line of Interstate Route 90, 544.21 feet to a point;

Thence running S. 0 degrees 07’ 30” W. a distance of 210.41 feet to a point in the lot line between Lots 17 and 18, Kingsville Twp.;

Thence running S. 88 degrees 20’ 30” E. along the lot line between Lots 17 and 18, Kingsville Twp., 575.45 feet to an iron pin in the westerly line of State Route 170 (now known as SR 193); thence continuing in the same course 30.01 feet to the place of beginning and containing 36.96 acres of land. A survey of this property was made by Jesse W. Hart, et al.

All of above described land being the same as follows:

Situated in the Township of Kingsville County of Ashtabula, State of Ohio, and known as being part of Lots 17 and 18 of said Township, and further described as follows:

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Beginning at a point in the centerline of State Route 193 at the intersection of the North line of Lot 18, said point known as Highway Station 197+72.67, being South 657.41 feet (deed & measured) from a 3/4 inch diameter iron pin (found in a monument box) at the intersection of the centerline of State Route 84: Thence South (deed), along the centerline of State Route 193, 894.45 feet (deed & measured) to a point at the Northeast corner of lands deeded to J. Starzynski in Volume 697, Page 970 Ashtabula County Deeds.

Thence North 88 degrees, 17 minutes, 52 seconds West-observed, (North 88 degrees, 20 minutes, 30 seconds West-deed), along Starzynski’s North line and passing thru an identified iron pin (set at 75.03 feet) on the West line of State Route 193, 515.00 feet (deed and measured) to an identified iron pin (set) at Starzynski’s Northwest corner.

Thence South, parallel with State Route 193, along Starzynski’s West line, 300.00 feet (deed and measured) to an identified iron pin (set) at Starzynski’s Southwest corner, also being on the North Line of lands deeded to Penn Ohio Plaza Inc. as Tract 2 in Volume 700, Page 238 Ashtabula County Deeds.

Thence North 88 degrees, 17 minutes, 52 seconds West-observed, (North 88 degrees, 20 minutes, 30 seconds West-deed), along the North line of said Tract 2, 100.00 feet (deed & measured) to an identified iron pin (set).

Thence North 89 degrees, 58 minutes, 31 seconds West-observed, (North 89 degrees, 57 minutes, 10 seconds West-deed), 771.58 feet-observed, (770.87 feet-deed), to a 1 inch diameter iron pipe (found) at the Northwest corner of said Tract 2, also being on the northerly line of lands deeded to the Cleveland Electric Illuminating Company.

Thence North 70 degrees, 53 minutes, 02 seconds West-observed, (North 70 degrees, 56 minutes 02 seconds West-deed), along the Illuminating Company’s northerly line 534.40 feet-observed, (534.25 feet-deed), to an identified iron pin (set) on the West line of Lot 18.

Thence North 00 degrees, 03 minutes, 24 seconds West (deed), along the lot line, 28.99 feet-observed, (30.72 feet-deed), to an identified iron pin (set) on the southerly line of Interstate 90.

Thence in a northeasterly direction, following along the southerly line of Interstate 90, curving to the right, said curve having a radius of 21,335.92 feet, an arc distance of 1218.42 feet-observed, (1217.37 feet-deed), a chord distance of 1218.25 feet, bearing North 44 degrees, 37 minutes, 34 seconds East-observed, and passing thru a 1/2 inch diameter iron pipe (found 0.45 feet southwesterly from) a point, which falls in a 12 inch diameter tree.

Thence North 52 degrees, 19 minutes, 23 seconds East-observed, (North 52 degrees, 19 minutes, 10 seconds East-deed), along the southerly line of Interstate 90, 544.72 feet-observed, (544.21 feet-deed), to an identified iron pin (set) at the Northwest corner of lands deeded to Emro Marketing Co. in Volume 20, Page 1442 Ashtabula County Recorder’s general index.

Thence South 00 degrees, 08 minutes, 25 seconds West-observed, (South 00 degrees, 07 minutes, 30 seconds West-deed), along Emro Marketing’s West line, 210.41 feet (deed & measured) to an identified iron pin (set) at Emro Marketing’s Southwest corner. Also being on the North line of Lot 18.

Thence South 88 degrees, 20 minutes, 58 seconds East-observed, (South 88 degrees, 20 minutes, 30 seconds East-deed), along Emro Marketing’s South line, being the lot line, 565.44 feet to an identified iron pin (set); Thence, continuing in the same direction, along the lot line, 40.02 feet, to the place of beginning and containing 36.943 acres of land but subject to all legal highways, more specifically being part of an easement to the State of Ohio, as Parcel No. 3, recorded in Volume 647, Page 211 Ashtabula County deeds, and further described as follows:

Beginning at a point in the centerline of State Route 193, at the North line of Lot 18, being

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Highway Station 197+72.67: Thence South, along the centerline of State Route 193, 894.45 feet to the Southeast corner of the above-described lands.

Thence North 88 degrees, 17 minutes, 52 seconds West, along the South property line, 75.03 feet to an identified iron pin.

Thence North, 169.55 feet to an angle point.

Thence North 25 degrees, 33 minutes, 54 seconds East, 55.90 feet to an angle point.

Thence North, 300.00 feet to an angle point.

Thence North 26 degrees, 33 minutes, 54 seconds East, 33.54 feet to an angle point.

Thence North, 70.00 feet to an angle point.

Thence East, 5.00 feet to an angle point.

Thence North, 273.54 feet to a point on the North line of Lot 18.

Thence South 88 degrees, 20 minutes, 58 seconds East, along the lot line 30.01 feet to the place of beginning and containing 0.984 acres of land.

Being the same properties deeded to the Union Oil Company of California by deed Volume 684, Page 497 of the Ashtabula County Record of Deeds.

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3.024 London, OH
940 US Rt. 42, NE
P.O. Box 560
London, OH 43140

Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF MADISON, STATE OF OHIO, BEING MORE PARTICULARLY DESCRIBED AS:

TRACT ONE: SITUATE IN THE STATE OF OHIO, COUNTY OF MADISON, AND TOWNSHIP OF DEERCREEK, AND IN SURVEY NO. 8965-10927, VIRGINIA MILITARY LANDS, AND BEING PART OF THAT SECOND TRACT CONTAINING 96.93 ACRES, IN WHICH A LIFE ESTATE WAS CONVEYED TO LEVISA YERIAN BY CERTIFICATE OF TRANSFER OF RECORD IN DEED BOOK 160, PAGE 129, RECORDER’S OFFICE, MADISON COUNTY, OHIO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A SPIKE IN THE CENTER OF UNITED STATES ROUTE 42 AT A SOUTHEASTERLY CORNER OF THE ABOVE MENTIONED SECOND TRACT; THENCE S. 75° 17’ 08” W. ALONG THE SOUTHERLY LINE OF SAID TRACT AND A SOUTHERLY LINE OF THE ABOVE MENTIONED SURVEY NO. 8965-10927, A DISTANCE OF 1,058.20 FEET TO AN IRON PIN PASSING AN IRON PIN ON LINE AT 55.50 FEET IN THE WESTERLY LINE OF SAID ROUTE 42; THENCE N. 21° 39’ 06” W. ALONG THE WESTERLY LINE OF SAID TRACT AND A WESTERLY LINE OF SAID SURVEY 1,360.32 FEET TO A POINT IN THE SOUTHERLY LINE OF THE LIMITED-ACCESS RIGHT OF WAY FOR INTERSTATE ROUTE NO. 70, AS SAID RIGHT OF WAY IS DELINEATED ON THE PLANS FOR INTERSTATE ROUTE NO. 70, MADISON COUNTY MAD.-70-6.25 ON RECORD IN THE DEPARTMENT OF HIGHWAYS, STATE OF OHIO; THENCE ALONG SAID LIMITED ACCESS RIGHT OF WAY LINE THE FOLLOWING COURSES: N. 74° 20’ 37” E. A DISTANCE OF 457.79 FEET TO AN ANGLE POINT; N. 75° 41’ 37” E. A DISTANCE OF 571.30 FEET TO AN ANGLE POINT; N. 79° 06’ 56” E. A DISTANCE OF 593.92 FEET TO AN IRON PIN AT AN ANGLE POINT; N. 84° 24’ 57” E. A DISTANCE OF 293.39 FEET TO AN IRON PIN AT AN ANGLE POINT; S. 51° 12’ 48” E. A DISTANCE OF 570.84 FEET TO AN ANGLE POINT; S. 35° 40’ 22” W. A DISTANCE OF 117.42 FEET TO AN ANGLE POINT; S. 31° 02’ 10” W. A DISTANCE OF 408.32 FEET TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF SAID ROUTE 42; THENCE S. 47° 22’ 49” E. ALONG THE SOUTHWESTERLY LIMIT OF SAID LIMITED-ACCESS RIGHT OF WAY ACROSS SAID ROUTE 42, A DISTANCE OF 30.00 FEET TO A POINT IN THE CENTER OF SAID ROUTE 42; THENCE S. 42° 39’ 01” W. ALONG THE CENTER OF SAID ROUTE 42 AND THE SOUTHEASTERLY LINE OF THE AFOREMENTIONED SECOND TRACT 785.60 FEET TO THE PLACE OF BEGINNING, CONTAINING 55.660 ACRES, MORE OR LESS.

TRACT TWO: TOGETHER WITH AN EASEMENT FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING A SEWER LINE OVER, ACROSS, THROUGH AND UNDER A TRACT OF LAND (HEREINAFTER IDENTIFIED AS “EASEMENT TRACT”) DESCRIBED AS FOLLOWS:

EASEMENT TRACT

SITUATE IN THE STATE OF OHIO, THE COUNTY OF MADISON AND THE TOWNSHIP OF DEERCREEK, AND BEING A PORTION OF SURVEYS NO. 8965, 10927 AND 7829, VIRGINIA MILITARY LANDS; ALSO BEING PART OF THAT CERTAIN FIRST TRACT AS THE SAME IS SHOWN OF RECORD IN DEED BOOK 160, PAGE 129, RECORDS OF THE RECORDER’S OFFICE, MADISON COUNTY, OHIO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER LINE OF U.S. ROUTE 42, SAME POINT BEING N. 41° 30’ 00” E. A DISTANCE OF 300.47 FEET FROM THE POINT OF INTERSECTION OF SAID CENTER LINE WITH THE SOUTHERLY LINE OF THE ABOVE-MENTIONED FIRST TRACT, SHOWN OF RECORD IN DEED BOOK 160, PAGE 129, OF THE AFOREMENTIONED RECORDS; THENCE FROM SAID POINT OF BEGINNING N. 41° 30’ E. AND ALONG THE CENTER LINE OF U.S. ROUTE 42 AND ALONG THE WESTERLY LINE OF SAID FIRST TRACT, A DISTANCE OF 118.57 FEET TO A POINT; THENCE S. 48° 30’ E. AND AT RIGHT ANGLES TO THE CENTER LINE OF U.S. ROUTE 42 AND PASSING AN IRON PIN ON LINE IN THE EASTERLY RIGHT OF WAY LINE OF U.S. ROUTE 42 AT 30.00 FEET, SAME POINT BEING THE SOUTHWESTERLY CORNER OF A CERTAIN TRACT UNDER CONTRACT TO THE SUN OIL COMPANY, A DISTANCE OF 53.00 FEET TO AN IRON PIN IN THE SOUTHERLY LINE OF THE AFOREMENTIONED SUN OIL COMPANY TRACT; THENCE N. 74° 26’ 30” E. AND PARALLEL TO THE SOUTHERLY LINE OF THE ABOVE MENTIONED FIRST TRACT AND ALONG THE SOUTHERLY LINE OF THE AFOREMENTIONED SUN OIL COMPANY

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TRACT, A DISTANCE OF 1460 FEET TO A POINT ON THE EASTERLY EDGE OF GLADE RUN; THENCE S. 15° 33’ 30” E. A DISTANCE OF 20.00 FEET TO A POINT; THENCE S. 74° 26’ 30” W. AND PARALLEL TO THE SOUTHERLY LINE OF THE AFOREMENTIONED FIRST TRACT, A DISTANCE OF 1588.34 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPTING THE FOLLOWING DESCRIBED PARCEL:

SITUATE IN THE STATE OF OHIO, COUNTY OF MADISON, TOWNSHIP OF DEERCREEK AND IN SURVEY 8965-10927 VIRGINIA MILITARY LANDS AND BEING PART OF THAT SECOND TRACT CONTAINING 96.93 ACRES AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A SPIKE IN THE CENTER OF U.S. ROUTE 42 AT A SOUTHEASTERLY CORNER OF ABOVE MENTIONED SECOND TRACT; THENCE WITH THE SOUTHERLY LINE OF SAID TRACT, ALSO BEING THE SOUTHERLY LINE OF ABOVE MENTIONED VMS SURVEY 8965-10927,

S 75°17’08” W A DISTANCE OF 1058.20 FEET TO A POINT, SAID POINT IN THE WESTERLY LINE OF SAID TRACT AND SURVEY; THENCE ALONG SAID WESTERLY LINE OF SAID TRACT AND SURVEY,

N 21°39’06” W A DISTANCE OF 1360.32 FEET TO A POINT IN THE SOUTHERLY LINE OF THE LIMITED ACCESS RIGHT-OF-WAY FOR INTERSTATE ROUTE 70 (MAD-70-6.25, ODOT); THENCE WITH SAID RIGHT-OF-WAY,

N 74°20’37” E A DISTANCE OF 457.79 FEET TO A POINT AND

N 75°11’37” E A DISTANCE OF 335.96 FEET TO A POINT; THENCE DEPARTING FROM SAID RIGHT-OF-WAY AND THROUGH SAID 55.660 ACRE LEASED TRACT AFORESAID,

S 21°39’06” E A DISTANCE OF 548.18 FEET TO A POINT AND

S 48°45’55” E A DISTANCE OF 879.05 FEET TO A POINT, SAID POINT BEING IN THE CENTERLINE OF U.S. 42, THENCE, WITH SAID CENTERLINE,

S 42°39’01” W A DISTANCE OF 153.89 FEET TO A POINT, SAID POINT BEING THE PLACE OF BEGINNING, CONTAINING 28.722 ACRES, MORE OR LESS.

ALL OF THE ABOVE-DESCRIBED TRACTS 1, 2 AND EASEMENT TRACT BEING THE SAME AS FOLLOWS:

SITUATED IN THE STATE OF OHIO, COUNTY OF MADISON, AND TOWNSHIP OF DEERCREEK, AND IN SURVEY NUMBER 8965-10927 VIRGINIA MILITARY LANDS, AND BEING A PART OF THAT SECOND TRACT CONTAINING 96.93 MORE OR LESS ACRES, IN WHICH A LIFE ESTATE WAS CONVEYED TO LEVISA YERIAN BY CERTIFICATE OF TRANSFER OF RECORD IN DEED BOOK 160, PAGE 129 OF THE MADISON COUNTY RECORDERS OFFICE AND BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE CENTER OF U.S. ROUTE 42 AT THE SOUTHEASTERLY CORNER OF THE ABOVE MENTIONED SECOND TRACT, SAID POINT BEING THE SOUTHWEST CORNER OF THE 13.540 MORE OR LESS ACRE TRACT CONVEYED TO FRANCHISE REALTY INTERSTATE CORPORATION BY DEED RECORDED IN VOLUME 244 PAGE 363 OF THE SAID COUNTY RECORDS; SAID POINT ALSO BEING SOUTH 75 DEGREES 33 MINUTES 48 SECONDS WEST 55.18 FEET FROM AN EXISTING IRON PIN (3/4 INCH ID PIPE) ON THE SOUTH LINE OF SAID 13.540 MORE OR LESS ACRE TRACT; THENCE WITH THE CENTER OF SAID ROUTE 42 AND THE WEST LINE OF THE SAID 13.540 MORE OR LESS ACRE TRACT; NORTH 42 DEGREES 38 MINUTES 34 SECONDS EAST 153.94 FEET TO A POINT; THENCE LEAVING THE SAID ROUTE 42 AND WITH THE EASTERLY LINE OF A 28.722 MORE OR LESS ACRE TRACT CONVEYED TO BEN TOBIN, JR. BY DEED RECORDED IN VOLUME 269, PAGE 710 NORTH 48 DEGREES 46 MINUTES 36 SECONDS WEST 878.89 FEET TO AN IRON PIN SET, PASSING AN IRON PIN SET AT 30.01 FEET; THENCE CONTINUING WITH THE EASTERLY LINE NORTH 21 DEGREES 39 MINUTES 47 SECONDS WEST 548.08 FEET TO AN IRON PIN SET ON THE SOUTH LIMITED ACCESS RIGHT-OF-WAY LINE OF INTERSTATE 70; THENCE LEAVING THE SAID EASTERLY LINE AND WITH THE RIGHT-OF-WAY LINE OF I-70 THE NEXT FOUR COURSES AND DISTANCES:

1) NORTH 75 DEGREES 40 MINUTES 11 SECONDS EAST 235.34 FEET TO AN IRON PIN SET AT 123.00 FEET RIGHT OF CENTERLINE STATION 435+00; 2) NORTH 79 DEGREES 05 MINUTES 30

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SECONDS EAST 593.80 FEET TO AN EXISTING IRON PIN (3/4 INCH ID PIPE) AT 130.00 FEET RIGHT OF CENTERLINE STATION 441+00;

3)   NORTH 84 DEGREES 22 MINUTES 07 SECONDS EAST 293.24 FEET TO AN IRON PIN SET AT 149.75 FEET RIGHT OF CENTERLINE STATION 443+95.98;

4)   SOUTH 51 DEGREES 15 MINUTES 02 SECONDS EAST 570.84 FEET TO A POINT, SAID POINT BEING 124.20 LEFT OF STATION 678+16.55 OF U.S. ROUTE 42, SAID POINT ALSO BEING NORTH 86 DEGREES 32 MINUTES 20 SECONDS EAST 1.21 FEET FROM AN EXISTING IRON PIN (3/4 INCH ID PIPE); THENCE WITH THE WESTERLY L.A. RIGHT-OF-WAY OF U.S. ROUTE 42, SOUTH 35 DEGREES 40 MINUTES 32 SECONDS WEST 117.41 FEET TO AN IRON PIN SET; THENCE CONTINUING WITH THE SAID RIGHT-OF-WAY, SOUTH 30 DEGREES 59 MINUTES 05 SECONDS WEST 408.39 FEET TO A POINT, PASSING AN IRON PIN SET AT 388.39 FEET; THENCE CONTINUING WITH THE SOUTHERLY LIMITS OF THE SAID RIGHT-OF-WAY SOUTH 47 DEGREES 23 MINUTES 06 SECONDS EAST 30.00 FEET TO A POINT IN U.S. ROUTE 42, PASSING THE CENTER OF U.S. ROUTE 42 AT 27.65; THENCE WITH THE EASTERLY LINE OF THE ABOVE MENTIONED LEVISA YERIAN SECOND TRACT SOUTH 42 DEGREES 38 MINUTES 34 SECONDS WEST, 631.93 FEET TO THE PLACE OF BEGINNING, PASSING THE NORTHWEST CORNER OF THE ABOVE MENTIONED 13.540 MORE OR LESS ACRE TRACT AT 366.38 FEET.

CONTAINING 26.937 MORE OR LESS ACRES. SUBJECT TO ALL APPLICABLE EASEMENTS.

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3.095 North Canton, OH
4450 Portage St., NW
North Canton, OH 44720
(TCA Site No. 95)

Situated in the Township of Jackson, County of Stark and State of Ohio and being part of the southeast quarter of Section 12, Township 11 (Jackson) Range 9 and being further described as follows:

Commencing for reference at a county monument at the southwest corner of the southeast quarter of section 12; thence S 87°37’55” E along the south line of section 12, a distance of 407.88 feet to a 5/8” steel rod set at the true place of beginning;

1)   Thence N 12º 26’ 11” W, a distance of 419.36 feet to a 5/8” steel rod set;

2)   Thence N 00º 16’ 33” E, along the right-of-way of Interstate 77, a distance of 568.04 feet to a 5/8” steel rod set;

3)   Thence N 11º 04’ 30” W, continuing along said right-of-way, a distance of 112.87 feet to a 5/8” steel rod set;

4)   Thence N 56º 47’ 40” E, along a right-of-way of Portage Street N.W., a distance of 151.89 feet to a 5/8” steel rod set;

5)   Thence S 14º 19’ 55” E, along lands now or formerly owned by M. Kittoe, a distance of 224.00 feet to a 5/8” steel rod set;

6)   Thence N 75º 40’ 06” E, along lands now or formerly owned by M. Kittoe, a distance of 200.06 feet to a point witnessed by a 5/8” steel rod set S 75º 40’ 06” W, a distance of 5.00 feet;

7)   Thence S 14º 19’ 54” E, along the west line of North Canton Homesites as recorded in Plat Book 14, Pages 80-88 and lands now or formerly owned by D. Kitson, a distance of 1058.83 feet to a steel rod found (and passing over a 5/8” Steel rod set at 5.00 feet);

8)   Thence N 87º 37’ 55” W, along the south line of Section 12, a distance of 529.66 feet to a 5/8” steel rod set at the true place of beginning and containing 11.199 acres or 487,849 square feet, more or less.

The Bearings are based on the centerline survey plat for Interstate 77.

3.087 Toledo, OH
3483 Libbey Road
Perrysburg, OH 43551
(TCA Site No. 87 - Toledo)

Legal Description

Parcel I:

Being a parcel of land in the Southeast Quarter (1/4) of Section 34, Town 7 North, Range 12 East, Lake Township, Wood County, Ohio, more fully described as follows:

Commencing at a point in the North line of the Southeast Quarter (1/4) of Section 34 located Seventy-seven and Ninety Hundredths (77.90) feet East of the Northwest corner of the said Southeast Quarter (1/4) of Section 34;

Thence South Eighty-nine (89) degrees, Fifty-one (51) minutes, Zero (00) seconds East along the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred and Zero Hundredths (600.00) feet to a point;

Thence South forming an interior angle of Ninety (90) degrees, Nine (09) minutes on a line parallel with the West line of the said Southeast Quarter (1/4) of Section 34 a distance of Six Hundred and Zero Hundredths (600.00) feet to a point;

Thence North Eighty-nine (89) degrees, Fifty-one (51) minutes West on a line parallel with the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred Seventy-seven and Ninety Hundredths (677.90) feet to the said West line of the Southeast Quarter (1/4) of Section 34;

Thence North along the West line of the Southeast Quarter (1/4) of Section 34, said West line also being the East right of way line of the Toledo Expressway a distance of Three Hundred Eighty-nine and Eighty-five Hundredths (389.85) feet to a point;

Thence North Twenty (20) degrees, Eighteen (18) minutes, Twenty-seven (27) seconds East and continuing along the said Easterly right of way line of the Toledo Expressway a distance of Two Hundred Twenty-three and Ninety-one Hundredths (223.91) feet to the place of beginning. Subject to all legal highways.

Parcel II:

Being a parcel of land in the Southeast Quarter (1/4) of Section 34, Town 7 North, Range 12 East, Lake Township, Wood County, Ohio, more fully described as follows:

Commencing at a point in the North line of the Southeast Quarter (1/4) of Section 34, said point being Six Hundred Seventy-seven and Ninety Hundredths (677.90) feet East of the Northwest corner of the Southeast quarter (1/4) of Section 34;

Thence South Eighty-nine (89) degrees, Fifty-one (51) minutes East along the said North line of the Southeast Quarter (1/4) a distance of Two Hundred and Zero Hundredths (200.00) feet to a point;

Thence South on a line parallel to the West line of the Southeast Quarter (1/4) of Section 34 a distance of Eight Hundred Eighty-four and Twenty-two Hundredths (884.22) feet to a point;

Thence North Eighty-nine (89) degrees, Fifty-one (51) minutes West on a line parallel to the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Eight Hundred Seventy-seven and Ninety Hundredths (877.90) feet to the said West line of the Southeast Quarter (1/4) of Section 34;

Thence North along the West line of the Southeast Quarter (1/4) of Section 34; said West line also being the East right of way line of the Toledo Expressway, a distance of Two Hundred Eighty-four and Twenty-two Hundredths (284.22) feet to a point;

Thence South Eighty-nine (89) degrees, Fifty-one (51) minutes East on a line parallel to the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred Seventy-seven

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and Ninety Hundredths (677.90) feet to a point;

Thence North on a line parallel to the said West line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred and Zero Hundredths (600.00) feet to the place of beginning. Subject to all legal highways.

2

3.015 Lodi, OH
P.O. Box 125
8834 Lake Road
Seville, OH 44273
(TCA Site No. 15 - Lodi)

Legal Description

Situated in the Township of Westfield, County of Medina and State of Ohio, and being part of Lot 38 in Westfield Township, more fully described as follows.

Beginning at a point where the East line of said Lot 38 intersects the centerline of US Route 224 as recorded in Plat Book 7, Page 35 in the Medina County Recorders Office, witnessed by a 5/8” steel rod set N. 18 deg. 49’ 41” W, a distance of 182.03 feet, said rod being at the intersection of the northerly right-of-way of US 224 and the westerly right-of-way of the C.H.19 (currently 45 feet west of the original centerline as located in Road Record Book 1, Page 316) and beginning point being the true place of beginning of the parcel herein described;

1.   Thence along the centerline of US 224, along a curve to the right, having a central angle of 16 deg. 01’ 44”, a radius distance of 3,906.53 feet, a chord distance of 1,089.32 feet which bears N 72 deg. 58’ 40” W, an arc distance of 1,092.88 feet to a point,

2.   Thence N 00 deg. 56’ 06” E, along lands now or formerly owned by the Board of County Commissioners of Medina County, a distance of 1,113.82 feet to a stone found (and passing over 5/8” steel rod found at a distance of 176.04 feet at the northerly right-of-way of US 224),

3.   Thence S 89 deg. 07’ 24” E, along lands now or formerly owned by Richard A. Mathews, a distance of 1,044.59 feet to a rail road spike set (and passing over a 5/8” steel rod set at a distance of 991.39 feet at the Westerly right-of-way of C.H. 19),

4.   Thence S 00 deg. 51’ 04” W, along the East line of Lot 38, a distance of 1,416.73 feet to the true place of beginning and containing 31.005 acres, as surveyed by Curtis G. Deibel, Registered Surveyor #6673, in September, 1993.

Excepting therefrom that certain parcel of land conveyed to the State of Ohio, Department of Transportation, contained in Warranty Deed recorded May 9, 2006 as Document No. 2006OR014108 of Medina County Records, described more fully as follows:

Situated in the County of Medina, State of Ohio, and the Township of Westfield, being part of Lot 38 of Westfield Township, T-1-N, R-15-W, being part of a record 31.0051 acre parcel of land as conveyed to TA Operating Corporation, a Delaware Corporation on December 22, 1993 by Official Record Volume 892, Page 116 of the Medina County Recorder’s records, and being a parcel of land lying on the left side of the centerline of right-of-way of Lake Road (C.H.19) (R/W Varies), as shown on the MED-224-15.53 plans made for the County of Medina, Ohio by ARCADIS FPS, Inc. and being located within the following described points in the boundary thereof:

Commencing for reference at a railroad spike found and used at the southeasterly corner of said Lot 38, the southwesterly corner of Lot 45 and a record 1.4410 acre parcel of land as conveyed to Thomas G. Bombard and Diane L. Bombard on December 21, 2001 by Document Number 2001OR046866, and railroad spike being 17.80 feet right of Station 9+99.43 on the centerline of right-of-way of Lake Road.

Thence North 00 degrees 50 minutes 00 seconds East a distance of 1,768.59 feet along the easterly line of Lot 38 to a point on the existing northerly limited access right-of-way line of U.S. 224, said point being 16.26 feet right of Station 27+68.02 on the centerline of right-of-way of Lake Road and also being the true place of beginning for the parcel herein described:

1.   Thence along the arc of a curve deflecting to the right having a delta of 01 degrees 13 minutes 38 seconds, a radius of 3,746.53 feet and a chord of 80.25 feet bearing North 80 degrees 04 minutes 06 seconds West a distance of 80.25 feet along the existing northerly limited access right-of-way line of U.S. 224 to an iron pin set on the existing westerly right-of-way line of Lake Road, said iron pin being 63.00 feet left of Station 27+80.64 on the centerline of right-of-way of Lake Road;

2.   Thence North 00 degrees 53 minutes 00 seconds East a distance of 219.36 feet along the existing westerly right-of-way line to an iron pin set, said iron pin being 63.00 feet left of Station

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30+00.00 on the centerline of right-of-way of Lake Road;

3 Thence South 89 degrees 07 minutes 00 seconds East a distance of 79.05 feet to a point on the easterly property line of said 31.0051 acre parcel and on the easterly line of said Lot 38, said point being 16.05 feet right of Station 30+00.00 on the centerline of right-of-way of Lake Road;

4. Thence South 00 degrees 50 minutes 00 seconds West a distance of 231.98 feet along the easterly property line of said 31.0051 acre parcel and the easterly line of said Lot 38 to the true place of beginning.

The above described parcel contains 0.4103 acres, more or less, which includes 0.4103 acres in the present road occupied. All of the above described tract of land is contained within Medina County Auditor’s Permanent Parcel Number 41-158-39-002.

This description was prepared by Michael E. Durbin, Registered Surveyor Number 7528 and reviewed by Ronald J. Garczewski, Registered Surveyor Number 8082. It is based on a field survey performed by ARCADIS FPS, Inc. in 2002 under the direction and supervision of Ronald J. Garczewski, Registered Surveyor Number 8082.

Bearings in this description are based on the Ohio Coordinate System, NAD83(86), North Zone.

The stations referred to herein are from the centerline of right-of-wäy of Lake Road, (C.R.19) as found on the County of Medina Right-of-Way Plan MED-224-15 53.

Iron pins set in the above description are 3/4 inch diameter by 30 inch long rebars with a 2 inch aluminum cap stamped “ODOT R/W 7528”.

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3.058 Youngstown, OH
5400 Seventy Six Drive
P.O. Box 4296
Youngstown, OH 44515
(TCA Site No. 58)

Legal Description

SITUATED IN THE TOWNSHIP OF AUSTINTOWN, COUNTY OF MAHONING AND STATE OF OHIO AND KNOWN AS BEING A PART OF TRACT 4, AND BEING BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EASTERLY RIGHT OF WAY LINE OF CANFIELD-NILES ROAD (S.R. 46) SAID POINT BEING THE NORTHWEST CORNER OF LOT 2 OF ENTERPRISES PLAT NO. 1 AS RECORDED IN VOLUME 52 OF PLATS, PAGE 131 OF MAHONING COUNTY RECORDS. THENCE NORTH 89° 25’ 18” EAST ALONG THE NORTHERLY LINE OF SAID LOT NO. 2 A DISTANCE OF 250 FEET TO INTERSECTION WITH THE EASTERLY LINE OF SAID LOT NO. 2; THENCE SOUTH 4° 13’ 53” WEST ALONG THE EASTERLY LINE OF SAID LOT NO. 2, A DISTANCE OF 206.97 FEET TO ITS INTERSECTION WITH THE SOUTHERLY LINE OF LOT NO. 2; THENCE SOUTH 89° 25’18” WEST ALONG THE SOUTHERLY LINE OF LOT NO. 2 A DISTANCE OF 257.53 FEET TO ITS INTERSECTION WITH THE EASTERLY RIGHT OF WAY LINE OF THE CANFIELD-NILES ROAD (SR. 46); THENCE SOUTH 4° 13’ 53” WEST ALONG THE EASTERLY RIGHT OF WAY LINE OF THE CANFIELD-NILES ROAD (S.R. 16), A DISTANCE OF 25.13 FEET TO A POINT, BEING THE NORTHWEST CORNER OF LANDS NOW OR FORMERLY OWNED BY JOHN J. GILLESPIE; THENCE NORTH 89° 25’ 18” EAST ALONG THE NORTHERLY LINE OF SAID LANDS OF JOHN J. GILLESPIE, A DISTANCE OF 1,442.30 FEET TO A POINT; THENCE NORTH 0° 34’ 42” WEST, A DISTANCE OF 625.65 FEET TO A POINT IN THE SOUTHERLY RIGHT OF WAY LINE OF ROUTE I-80; THENCE NORTH 89° 18’ 18” WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 111.67 FEET TO A POINT; THENCE SOUTH 87° 01’ 48” WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 700.64 FEET TO A POINT; THENCE SOUTH 75° 26’ 52” WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 206.16 FEET TO A POINT; THENCE SOUTH 63° 56’ 53” WEST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 280.10 FEET TO A POINT; THENCE SOUTH 1° 57’ 45” EAST ALONG SAID RIGHT OF WAY LINE, DISTANCE OF 33.66 FEET TO A POINT; THENCE SOUTH 89° 24’ 44” WEST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 40 FEET TO A POINT; THENCE SOUTH 36° 05’ 29” WEST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 181.29 FEET TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF THE CANFIELD-NILES ROAD (S.R 46), THENCE SOUTH 7° 04’ 17”WEST ALONG SAID EASTERLY RIGHT OF WAY LINE, A DISTANCE OF 18.43 FEET TO THE PLACE OF BEGINNING AND CONTAINING WITHIN ITS BOUNDARIES 17 ACRES MORE OR LESS, TOGETHER WITH ALL APPURTENANCES THERETO BELONGING OR IN ANY WISE APPERTAINING AND ALL THE GRANTORS’ RIGHTS, TITLE AND INTEREST IN AND TO ANY AND ALL ROADS, STREETS, ALLEYS AND WAYS BOUNDING SAID PREMISES. EXCEPTING THEREFROM THAT PORTION OF LAND DEDICATED AS 76 DRIVE IN VOLUME 74 OF PLATS, PAGE 126 OF MAHONING COUNTY RECORDS.

ALL THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS: BEGINNING AT AN IRON PIN IN THE EASTERLY RIGHT OF WAY LINE CANFIELD-NILES ROAD (S.R. 46) SAID IRON PIN BEING THE NORTHWEST CORNER OF LOT 2 OF ENTERPRISES PLAT 31 AS RECORDED IN VOLUME 52, PAGE 131 OF THE MAHONING COUNTY RECORDS OF PLATS: THENCE NORTH 7° 04’ 17” EAST A DISTANCE OF 18.43” TO AN IRON PIN; THENCE NORTH 36°05’39” EAST A DISTANCE OF 181.29” TO AN IRON PIN; THENCE NORTH 89° 24’ 44” EAST A DISTANCE OF 40.00” TO AN IRON PIN; THENCE NORTH 01° 57’ 45” WEST A DISTANCE OF 33.66” TO AN IRON PIN; THENCE NORTH 63° 66’ 63” EAST A DISTANCE OF 260.10” TO AN IRON PIN; THENCE NORTH 75° 26’ 52” EAST A DISTANCE OF 206.16” TO AN IRON PIN; THENCE NORTH 87° 01’ 48” EAST A DISTANCE OF 700.64” TO AN IRON PIN; THENCE SOUTH 89° 19’ 34” EAST A DISTANCE OF 112.47” TO AN IRON PIN; THENCE SOUTH 00° 34’ 42” EAST A DISTANCE OF 600.61” TO AN IRON PIN; THENCE SOUTH 89° 25’ 18” WEST A DISTANCE OF 1182.366” TO AN IRON PIN; THENCE NORTH 4° 13’ 53” EAST A DISTANCE OF 206.97” TO AN IRON PIN; THENCE SOUTH 89° 25’ 18” WEST A DISTANCE OF 250.00” TO AN IRON THE POINT OF BEGINNING.

3.059 Oklahoma City West, OK
501 South Morgan Road
Oklahoma City, OK 73128
(TCA Site No. 59 – Oklahoma City West)

Part of the East Half (E/2) of the Northeast Quarter (NE/4) of Section Two (2), Township Eleven (11) North, Range Five (5) West of the Indian Meridian, Canadian County, Oklahoma, being more particularly described as follows:

Beginning at a point located on the Northeast Corner of said Section Two (2);

Thence South 00°35’39” West along the East line of said Section a distance of 647.0 feet and North 89°56’42” West parallel to the North of said Section a distance of 75.00 feet to the Point of Beginning;

Thence from said Point of Beginning continuing North 89°56’42” West parallel to and 647.00 feet South of the North line of said Section Two (2) a distance of 1249.99 feet to the West line of said East Half (E/2) of Section Two (2);

Thence South 00°29’52” West along said West line of the East Half (E/2) a distance of 683.99 feet to a point on the North right-of-way line of Interstate Highway No. 40;

Thence North 89°35’09” East along said right-of-way line a distance of 888.53 feet;

Thence North 78°16’33” East along said right-of-way line a distance of 127.48 feet;

Thence North 89°35’09” East along said right-of-way line a distance of 235.88 feet to the West right-of-way line of Morgan Road;

Thence North 00°35’39” East along said West right-of-way, said line being 75.0 feet West and parallel to the East line of said Section Two (2) a distance of 648.76 feet to the Point or Place of Beginning.

Together with a non exclusive perpetual driveway easement as created in Warranty Deed recorded in Book 446, page 360, more particularly described as follows:

Beginning at a point located on the Northeast Corner of said Section Two (2), South 00°35’39” West along the East line of said Section a distance of 647.0 feet and North 89°56’42” West parallel to the North of said Section a distance of 75.00 feet to the Point of Beginning;

Thence from said Point of Beginning continuing North 89°56’42” West parallel to and 647. 00 feet South of the North line of said Section Two (2) a distance of 100.00 feet;

Thence North 00°35’39” East a distance of 25.00 feet;

Thence South 89°56’42” East a distance of 100.00 feet to a point on the West right-of-way line of Morgan Road;

Thence South 00°35’39” West and along said West right-of-way line a distance of 25.00 feet to the Point of Beginning.

3.036 Oklahoma City East, OK
801 South Council Road
Oklahoma City, OK 43128
(TCA Site No. 36 – Oklahoma City East)

Tract I

A part of the East Half (E/2) of the Northeast Quarter (NE/4) of Section Six (6), Township Eleven (11) North, Range Four (4) West, Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at the Northeast Corner of said Northeast Quarter (NE/4);

Thence South 00°33’55” East along the East line of said Northeast Quarter (NE/4) a distance of 2520.97 feet;

Thence South 89°26’05” West a distance of 65.00 feet to the Point or Place of Beginning, said point being the same as the Point of Beginning of tract described at Book 3270, page 341 of Oklahoma County Records;

Thence South 00°33’55” East a distance of 62.41 feet;

Thence North 89°26’05” East a distance of 32.00 feet to a point 33 feet West of the East line of said Northeast Quarter (NE/4);

Thence South 00°33’55” East a distance of 62.69 feet to a point on the South line of said Northeast Quarter (NE/4), 33 feet West of the Southeast Corner of said Northeast Quarter;

Thence North 89°27’19” West along the South line of said Northeast Quarter a distance of 946.82 feet;

Thence North 00°40’24” West a distance of 1001.70 feet to a point on the Southerly Right of Way line of Interstate Highway No. 40;

Thence North 89°41’20” East along said Southerly Right of Way line a distance of 102.67 feet to a point of curve;

Thence Southeasterly along said Right of Way line, the same being a curve to the right having a radius of 390 feet a distance of 408.41 feet;

Thence South 30°18’40”East along said Right of Way line a distance of 359.54 feet to a point of curve;

Thence Easterly along said Right of Way, the same being a curve to the left having a radius of 371.77 feet a distance of 366.21 feet to a point 65 feet West of the East line of said Northeast Quarter, said point being on the Northeast Corner of said tract described at Book 3270, page 341 of Oklahoma County Records;

Thence South 00°33’55” East a distance of 200.00 feet to the Point or Place of Beginning.

Tract II

A part of the Northeast Quarter (NE/4) of Section Six (6), Township Eleven (11) North, Range Four (4) West, Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at the Southeast Corner of said Northeast Quarter (NE/4) of said Section Six (6);

Thence North 89°27’19” West along the South line of said Northeast Quarter (NE/4) a distance of 1124.82 feet to the Point of Beginning;

Thence continuing North 89°27’19” West along the South line of said Northeast Quarter (NE/4) a distance of 194.76 feet to the Southwest Corner of the East Half (E/2) of the Northeast Quarter (NE/4) of said Section Six (6);

Thence North 00°40’40” West along the West line of the East Half (E/2) of said Northeast Quarter (NE/4) a distance of 652.62 feet;

Thence North 89°41’20” East a distance of 339.74 feet;

Thence South 00°40’24” East a distance of 317.70 feet;

Thence North 89°27’19” West a distance of 145.00 feet;

Thence South 00°40’24” East a distance of 340.00 feet to the Point of Beginning.

3.036 Oklahoma City East, OK
801 South Council Road
Oklahoma City, OK 43128
(TCA Site No. 36 — Oklahoma City East)
(Sign Lease Parcel)

Legal Description

A part of the East Half (E/2) of the Northeast Quarter (NE/4) of Section Six (6). Township Eleven (11) North, Range Four (4) West, I.M., Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at a nail with E.D. Hill Shiner found as the Southeast corner of the Northeast Quarter (NE/4) of said Section 6;

THENCE North 89 Degrees 27’19” West along the South line of said Northeast Quarter (NE/4) [the bearing upon which this description is based] a distance of 979.82 feet;

THENCE North 0 Degrees 40’24” West a distance of 657.70 feet to a 3/8 inch iron rod found as the point of beginning.

THENCE continuing NORTH 0 Degrees 40’24” West a distance of 344.71 feet [called 344.0 feet] to a 3/8 inch iron rod found on the South right-of-way line of Interstate Highway No. 40;

THENCE South 89 Degrees 41’20” West along said South right-of-way line a distance of 339.76 feet to a 3/8 inch rod found on the West line of the East half (E/2) of said Northeast Quarter (NE/4);

THENCE South 0 Degrees 40’40” East [called S 00 Degrees 40’24”E] along the West line of the East Half (E/2) of said Northeast Quarter (NE/4) a distance of 344.71 feet to a 3/8 inch iron rod found for corner.

THENCE North 89 Degrees 41’20” East a distance of 339.74 feet (called 339.76 feet) to the point of beginning.

Containing 117,143 square feet or 2.689 acres.

3.152 Sayre, OK
P.O. Box 171
Sayre, OK 73662
(TCA Site No. 152)

A tract of land being part of the Southeast Quarter (SE/4) of Section Fourteen (14), and a part of the Northeast Quarter (NE/4) of Section Twenty-three (23), Township Ten (10) North, Range Twenty-three (23) West, of the Indian Base and Meridian, Beckham County, Oklahoma, being more particularly described by metes and bounds as follows:

Beginning at a point on the East Line and 67.47 feet South of the Northeast Corner of said Northeast Quarter (NE/4) of Section Twenty-three (23);

Thence South 01°05’45” West, along the East Line of said Section Twenty-three (23), a distance of 263.16 feet;

Thence North 88°50’23” West, a distance of 572.43 feet;

Thence South 26°26’57” West, a distance of 550.47 feet;

Thence North 89°08’58” West, a distance of 726.58 feet, to the Easterly Right-of-Way Line of Interstate 40;

Thence North 35°42’52” East, along the Easterly Right-of-Way Line of Interstate 40, a distance of 440.95 feet;

Thence on a curve to the right having a radius of 5504.58 feet, with a Delta Angle of 01°47’49” and an arc length of 172.64 feet;

Thence South 88°29’25” East, a distance of 350.74 feet;

Thence North 26°26’57” East, a distance of 361.62 feet to the North Line of the Northeast Quarter (NE/4) of Section Twenty-three (23);

Thence continuing North 26°26’57” East, a distance of 10.19 feet, into the Southeast Quarter (SE/4) of Section Fourteen (14), Township Ten (10) North, Range Twenty-three (23) West, of the Indian Base and Meridian, Beckham County, Oklahoma;

Thence North 49°06’54” West, a distance of 181.89 feet, to the Southeasterly Right-of-Way Line of Interstate 40;

Thence on a curve to the right having a radius of 5504.58 feet, with a Delta Angle of 02°02’51” and an arc length of 196.71 feet, along the Southeasterly Right-of-Way Line of Interstate 40:

Thence North 59°31’32” East, along the Southeasterly Right-of-Way Line of Interstate 40, a distance of 341.66 feet;

Thence North 71°37’53” East, along the Southeasterly Right-of-Way Line of Interstate 40, a distance of 290.10 feet;

Thence South 67°16’41” East, along the Southerly Right-of-Way Line of Interstate 40, a distance of 50.46 feet;

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Thence South 05°06’41” East, along the Westerly Right-of-Way Line of Interstate 40, a distance of 191.05 feet;

Thence South 00°53’45” West, along the Westerly Right-of-Way Line of Interstate 40, a distance of 332.57 feet;

Thence South 09°00’58” East, along the Westerly Right-of-Way Line of Interstate 40, a distance of 68.34 feet, to the South Line of Southeast Quarter (SE/4) of said Section Fourteen (14);

Thence South 88°54’15” East, a distance of 33.00 feet to the Point of Beginning.

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3.056 Portland, OR
21856 Vents Road, NE
Aurora, OR 97002
(TCA Site No. 56 - Portland)

A parcel of land located in the Amable Arquait Donation Land Claim No. 45 in the Southeast one-quarter of Section 9, Township 4 South, Range 1 West of the Willamette Meridian, Marion County, Oregon and more particularly described as follows:

Beginning at an iron rod on the Easterly right-of-way line of County Road No. 425, said point being South 08°07’00” East along the centerline of said County Road a distance of 1,666.58 feet (the deed calls this 1,667.50 feet) and North 73°21’00” East a distance of 30.34 feet from the Southeast corner of the David Crawford Donation Land Claim No. 41; thence continuing North 73°21’00” East a distance of 629.64 feet (the deed calls this 630.05 feet); thence North 30°08’00” East a distance of 721.88 feet (the deed calls this 722.11 feet) to a point on the Southerly line of that parcel of land conveyed to Louis N. Racette et al, and recorded in Volume 269, page 508, Marion County Deed Records; thence North 73°21’00” East along the Southerly line of said Racette property a distance of 479.69 feet (the deed calls this 479.64 feet) to a point on the Westerly right-of-way line of Pacific Highway (Interstate No. 5); thence South 30°08’00” West along said Westerly right-of-way line a distance of 1897.70 feet (the deed calls this 1898.17 feet); thence South 42°36’38” West, (the deed calls this South 42°36’ West) along said Westerly right-of-way line a distance of 189.54 feet (the deed calls this 189.59 feet); thence South 46°20’55” West (the deed calls this South 46°19’00” West) along said Westerly right-of-way line a distance of 161.22 feet (the deed calls this 161.43 feet); thence North 59°54’00” West along said right-of-way line a distance of 104.21 feet (the deed calls this 104.28 feet); thence continuing along said right-of-way line Northwesterly along a 246.48 foot radius curve to the right, through a central angle of 00°40’02” an arc distance of 2.87 feet (the long chord of said curve bears North 08°29’44” West (the deed calls this North 08°28’ West a distance of 2.87 feet); thence South 81°53’00” West along said right-of-way line a distance of 3.65 feet; thence North 59°54’00” West along said right-of-way line a distance of 7.17 feet to a point on the Easterly right-of-way line of County Road No. 425; thence North 08°07’00” West along said Easterly right-of-way line a distance of 900.66 feet (the deed calls this 900.92 feet) to the point of beginning.

3.183 Troutdale, OR
790 N.W. Frontage Road
Troutdale, OR 97060
(TCA Site No. 183)

PARCEL I:

Parcel 2, PARTITION PLAT NO. 1992-134, in the City of Troutdale, County of Multnomah and State of Oregon.

PARCEL II:

A portion of that property described in Deed to Burns Brothers, Inc. and recorded May 1, 1988 in Book 2108, page 1690, Multnomah County Deed Records, situated in the J. M. Stott Donation Land Claim and the D. F. Buxton Donation Land Claim, in the Northeast one-quarter of Section 26, Township 1 North, Range 3 East, of the Willamette Meridian, in the City of Troutdale, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Burns Brothers, Inc. property, said corner being on the Southerly right-of-way line of Columbia River Highway (I-84) as established by Circuit Court Suit No. 244166; and running thence South 0°25’09” West leaving said Southerly right-of-way line and tracing the Easterly line of said Burns Brothers, Inc. property a distance of 868.01 feet to the Northerly right-of-way line of the O.W.R.R. & N. Railroad; thence tracing said Northerly right-of-way line the following courses; along the arc of a 5,679.65 foot non-tangent radius curve to the right, through a central angle of 7°38’47”, an arc distance of 757.98 feet (the long chord of which bears North 79°44’54” West 757.42 feet); thence North 75°55’30” West 348.66 feet; thence South 14°04’30” West 20.00 feet; thence North 75°55’30” West 80.00 feet to the Southwest corner of said Burns Brothers, Inc. property; thence leaving said Southerly right-of-way line and tracing the Westerly line of said Burns Brothers, Inc. property North 0°28’10” East 402.86 feet to said Southerly right-of-way line of Columbia River Highway; thence tracing said Southerly right-of-way line North 81°40’15” East 145.00 feet; thence continuing along said Southerly right-of-way line North 23°12’40” East 97.04 feet to a point on the Westerly line of that property described in Deed to Chevron U.S.A., Inc. and recorded June 1, 1977 in Book 1153, page 1993, Multnomah County Deed Records; thence tracing said Westerly line South 4°26’15” East 174.01 feet to the Southwest corner thereof; thence tracing the Southerly line of said Chevron property North 81°40’15” East 210.45 feet to a    inch iron rod with yellow plastic cap stamped “DEA INC.”; thence leaving said Southerly line South 0°25’09” West 49.96 feet to a 5/8 inch iron rod with yellow plastic cap stamped “DEA INC.”; thence South 89°34’51” East 155.00 feet to a 5/8 inch iron rod with yellow plastic cap stamped “DEA INC.” at a point which is 60.00 feet Westerly of (when measured perpendicular to) the Westerly line of Parcel 1 of Partition Plat No. 1992-134, a duly recorded Partition Plat in Multnomah County; thence parallel with said Westerly line North 0°25’09” East 275.70 feet to a 5/8 inch iron rod with yellow plastic cap stamped “DEA INC.” on said Southerly right-of-way line of Columbia River Highway; thence tracing said Southerly right-of-way line North 81°40’15” East 60.70 feet to the Northwest corner of said Parcel 1; thence leaving said Southerly right-of-way line and tracing said Westerly line of Parcel 1 South 0°25’09” West 284.94 feet to the Southwest corner thereof; thence tracing the Southerly line of said Parcel 1 South 89°34’51” East 150.00 feet to the Southeast corner thereof, said corner also being the Southwest corner of that property described in Deed to McDonald’s Corporation recorded October 1, 1988 in Book 2182, page 2523, Multnomah County Deed Records; thence tracing the Southerly line of said McDonald’s property North 89°33’45” East 200.00 feet to the Southeast corner thereof; thence tracing the Easterly line of said McDonald’s property North 0°25’09” East 300.00 feet to the Northeast corner thereof, said corner being on said Southerly right-of-way line of Columbia River Highway; thence leaving said Easterly line and tracing said Southerly right-of-way line North 85°33’45” East 200.00 feet to the point of beginning.

EXCEPT that portion thereof lying within Partition Plat No. 1992-134.

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PARCEL III:

A tract of land in the Northeast quarter of Section 26, Township 1 North, Range 3 East, of the Willamette Meridian, in the City of Troutdale, County of Multnomah and State of Oregon, and being a portion of that property described in Deed from M.A. Cerruti to Rose M. Cerruti, recorded December 4, 1946 in Book 1125, page 574, Deed Records, described as follows:

Beginning at a point that is the Northeast corner of a tract of land described in Deed between Husky Oil Company of Delaware to HYEX Corporation, recorded December 12, 1972 in Book 899, page 34, Deed Records, which point is also the Southwest corner of that tract of land conveyed by Final Judgment dated November 20, 1958 under Suit No. 244-175 to the State of Oregon, by and through its State Highway Commission; thence North 85°33’45” East 501.56 feet to an iron rod which is the Northwest corner of a tract of land conveyed to the City of Troutdale by Deed recorded August 31, 1971 in Book 810, page 1283, Deed Records; thence Southerly along the Westerly line of said City of Troutdale property, a distance of 20 feet to the Southwest corner thereof; thence Easterly along the Southerly line of said City of Troutdale property a distance of 20 feet to the Southeast corner thereof; thence South 0°22’40” West 959.46 feet to an iron rod in the Northerly line of the O.W.R.&N. Railroad right of way; thence North 84°04’20” West 372.35 feet to an iron rod; thence along the Northerly line on the arc of a 5689.65-foot radius curve to the left, through a central angle 1°30’39”, an arc distance of 151.03 feet (the chord bears North 83°19’00” West 151.03 feet) to an iron rod located at a point on the Railroad right of way which is on the Easterly line of said HYEX Corporation property, extended Southerly; thence North 0°22’40” East 883.20 feet along said Easterly line to the point of beginning.

Being also described as that portion of the D. F. Buxton Donation land Claim, and the Northeast one-quarter of Section 26, Township 1 North, Range 3 East, of the Willamette Meridian, in the City of Troutdale, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the Northwest corner of the said D. F. Buxton Donation Land Claim as monumented with a brass cap; thence South 0°14’20” West along the West line of said Donation Land Claim 1703.49 feet to the Northerly line of Parcel 2 of PARTITION PLAT NO. 1992-134, a duly recorded PARTITION PLAT in Multnomah County and the true point of beginning; thence following the Northerly perimeter of said Parcel 2, South 89°34’51” East 116.5 feet; thence North 85°33’45” East 200.00 feet; thence North 0°25’09” East 300.00 feet to the Southerly right-of-way line of the frontage road; thence North 85°33’45’ East along said Southerly right-of-way line of the Frontage Road; thence North 85°33’45” East along said Southerly right-of-way 200.00 feet to the Northeast corner of said Parcel 2; thence North 85°50’59” East along said right-of-way 501.18 feet to the Northwest corner of a parcel owned by the City of Troutdale: thence along the perimeter of said City parcel South 0°24’49” West 20 feet; thence North 85°50’59” East 20 feet to the Southeast corner of said City parcel; thence South 0°24’49” West along a line contiguous with the West line of a PARTITION PLAT NO. 1991-39, records of said county for 955.87 feet to a point on the Northerly right-of-way line to the Union Pacific Railroad, being 40 feet perpendicular to the centerline, said point is monumented with a Jones rebar; thence along said rail road right-of-way North 84°49’58” West 288.67 feet to the beginning of a spiral curve to the right, having a chord of North 84°40’58” West 89.88 feet, a centerline delta of 0°27’04” and a center line length of 90.20 feet; thence along said right-of-way 89.89 feet to the beginning of a curve to the right having a radius of 5689.58 feet, and a chord of North 83°39’31” West 143.64 feet; thence along said right-of-way and said curve 143.64 feet; thence North 0°27’02” East 10.07 feet, to a point on the said Northerly right-of-way line, being 50 feet perpendicular to the centerline of said railroad; on a curve to the right, having a chord of North 79°32’55” West 668.73 feet, thence along said right-of-way and said curve 669.12 feet to the beginning of a spiral curve to the right, having a chord of North 75°52’21” West 89.81 feet, a centerline delta of 0°27’04” and a centerline length of 90.20 feet; thence along said right-of-way and said curve 89.81 feet; thence North 75°43’21” West along said right-of-way 348.38 feet; thence South 14°16’39” West 20.00 feet; thence North 75°43’21” West along the Northerly right-of-way being 30 feet

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perpendicular to the centerline of said railroad, 80.00 feet to the East line of the J. M. Stott Donation Land Claim; thence North 0°30’06” East along said Stott line 403.01 feet to the Southerly right-of-way line of said Frontage Road; thence North 81°40’15” East along said right-of-way 144.15 feet; thence North 23°12’40” East along said right-of-way line 97.04 feet; thence South 4°26’15” East 174.01 to a rebar marked “LS 1678”; thence North 81°40’15” East 210.45 feet thence South 0°25’09” West 49.96 feet to a rebar marked “DEA”; thence South 89°34’51” East 155.00 feet; thence North 0°25’09” East 275.70 feet; thence North 81°40’15” East along the said Frontage Road right-of-way 60.70 feet; thence South 0°25’09” West 284.95 feet; thence South 89°34’51” East 33.45 feet to the said true point of beginning.

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3.212 Bloomsburg, PA
6 Buckhorn Road
P.O. Box 60
Bloomsburg, PA 17815
(TCA Site No. 212)

Legal Description

PARCEL NO. 1:

ALL THAT CERTAIN piece, parcel and tract of land, Situate in the Township of Hemlock, County of Columbia and Commonwealth of Pennsylvania bounded and described as follows, to wit:

BEGINNING at an Iron pin at the Northeast intersection of Pa. State Highway Route 44, leading from Bloomsburg to Buckhorn and the right of way line of access road to Interstate Penna. Route 80; thence along the eastern line of Pa. State Highway Route 44, north 35 degrees 30 minutes West 350 feet to a point; thence along the same North 31 degrees 15 minutes West 260 feet to an iron pin on the Southern side of a 33 foot proposed road; thence North 64 degrees 45 minutes East along the Southern side of said proposed road, 160 feet to an iron pin in line of lands now or formerly of Edgar R. Reichard and Joann Reichard, his wife, thence South 27 degrees 45 minutes East along the Western line of lands now or formerly of said Edgar R. Reichard, et ux., 603 feet to an iron pin on the Northern right-of-way line of access road to Interstate Penna. Route 80; thence along the same South 66 degrees 15 minutes West 97 feet to a point at the Northeast intersection of Pa. State Highway Route 44, the place of beginning. On which is erected a two story dwelling house. Containing 1.5 acres and designated as Tract “A” on draft prepared by Howard Fetterolf, R.E., August 31, 1965.

PARCEL NO. 2:

ALL THAT CERTAIN lot of ground, Situate in the Township of Hemlock, County of Columbia, State of Pennsylvania:

BEGINNING at a point in lands of the Tri-County Oil Corporation said point being located from the Southeast corner of lands of Robert Kobilis the following two courses:

1.  North 27 degrees 25 minutes West 37.05 feet;

2.  North 65 degrees 38 minutes East 164.2 feet;

Thence through lands of Tri-County Oil Corporation the following four courses

1.  North 24 degrees 22 minutes West 25 feet to a point;

2.  North 65 degrees 38 minutes East 15 feet to a point;

3.  South 24 degrees 22 minutes East 55 feet to a point;

4.  South 65 degrees 38 minutes West 15 feet to a point of beginning.

TOGETHER with the grantors right of free uninterrupted ingress and egress across and over lands of Buckhorn Plaza Motel for the purpose of constructing and maintaining an advertising facility on the above-mentioned parcel of land. The Grantee shall also have the Grantors right to secure electric utility service to the above-described parcel for the purpose of illuminating and operating any advertising facility.

THE above description was taken from a survey draft prepared by J.F. Grimes, Registered Surveyor, dated 2/17/1972.

ALL THOSE CERTAIN seven (7) pieces, parcels and tracts of land, Situate in Hemlock Township, Columbia County, Pennsylvania, bounded and described more fully as follows:

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TRACT NO. 1: BEGINNING at a point in the Easterly right of way line of former State Highway Route No. 609, the same being former State Traffic Route no. 44 at the Southwest corner of lands now or formerly of Gaylord McHenry thence along lands now o formerly of Gaylord McHenry north 58 degrees 46 minutes East 274 feet to a corner; thence continuing along same North 30 degrees 35 minutes West 81 feet to a corner in line of lands now or formerly of Merrill A. Showers, thence along the said line of lands now or formerly of Merrill A. Showers, North 60 degrees 40 minutes East 322.94 feet o a corner in line of lands now or formerly of Raymond Shultz, thence along the said line of lands now or formerly of raymond Shultz, South 84 degrees 24 minutes East 186.18 feet to a corner in the Southerly right of way line of State Highway Route No. 609 relocated; thence along the said Southerly right of way line of State Highway Route No. 609 re-located South 67 degrees 57 minutes East 269.02 feet to a corner; thence on a curve to the right having a radius of 150 feet, having an arc length of 175.77 feet and having a chord on a bearing of South 34 degrees 54 minutes East 165.94 feet to a corner in the right of way line of Ramp “A”; Route No. 1009 Buckhorn Interchange, thence along the said right of way line of Ramp “A” on a curve to the left, having a radius of 2,050.00 feet an arc length of 139.54 feet and having a chord on a bearing of South 1 degree 52 minutes East 139.52 feet to a corner; thence continuing along the said right of way line of Ramp “A”, south 86 degrees 11 minutes West 28.2 feet to a corner; thence continuing along the same, South 00 degrees 09 minutes West 118.95 feet to a corner; thence continuing along the same on a curve to the right having a radius of 337.46 feet an arc length of 328.94 feet and having a chord on a bearing of South 28 degrees 4 minutes West 316.56 feet to a corner; thence continuing along the right of way line of Ramp “A” South 34 degrees 00 minutes East 30 feet to a corner; thence continuing along same on a curve to the right having a radius of 1,799.86 feet, having an arc length of 52.71 feet and having a chord on a bearing of South 57 degrees 45 minutes West 52.7 feet to a corner of lands now or formerly of Edgar Reichard, thence along line of lands now or formerly of Edgar Reichard, North 26 degrees 47 minutes West 595.04 feet to a corner; thence South 64 degrees 52 minutes West 200 feet; thence North 26 degrees 48 minutes west 33 feet; thence along the Northerly sideline of a proposed road, South 64 degrees 52 minutes West 498 feet to a corner in the said Easterly right of way line of former State Highway Route No. 609; thence along the said Easterly right of way lime of former State Highway Route No. 609; North 28 degrees 27 minutes West 146.38 feet to the point and place of BEGINNING.

TRACT NO. 2: BEGINNING at a point, said point being the Northeast corner of lands now or formerly of Merrill A. Showers and the Northwesterly corner of lands now or formerly of raymond Howell, in line of lands of Raymond Shultz, thence along other lands of the said Raymond Shultz, North 60 degrees 40 minutes East 54.68 feet to a corner in the Southerly right of way line of State Highway Route No. 609, relocated thence along the said Northerly right of way line South 67 degrees 57 minutes East 38.86 feet to a corner; thence continuing along the same North 22 degrees 3 minutes East 10 feet to a corner; thence continuing along the said right of way line, South 67 degrees 57 minutes East 105.58 feet to a corner of lands now or formerly of Raymond Howell, thence along lands now or formerly of Raymond Howell, north 84 degrees 24 minutes West 186.18 feet to the point of beginning. Containing .075 acres of land.

TRACT NO. 3: BEGINNING ata point in the Southerly sideline of a proposed road, said point being 138 feet measured Easterly along said sideline from the Northwest corner of lands of the Grantor herein, Edgar Reichard, and the Northeast corner of land now or formerly of Robert Kobilis; thence along the said sideline of the proposed road North 64 degrees 52 minutes East 200 feet to a corner in line of lands now or formerly of Raymond Howell, thence along line of lands now or formerly of Raymond Howell, South 26 degrees 47 minutes East 595.04 feet to a corner in the Northerly right of way line of Ramp “A”, Route No. 1009 Buckhorn Interchange; thence along the said right of way line Ramp “A” on a curve to the right having a radius of 1,799.86 feet an arc length of 200 feet and having a chord on a bearing of South 60 degrees 52 minutes West 199.96 feet to a corner of other lands of Adegar Reichard, thence along the said other lands of Edgar Reichard, North 26 degrees 48 minutes West 609.03 to the point of beginning. Containing 2.76 acres of land.

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TRACT NO. 4: BEGINNING at a point in the Northwesterly right of way line of Ramp “A” of Legislative Route No. 1009, United State Traffic Route No. 80 at the Easterly corner of lands now or formerly of Robert Kobilis; thence along said lands now or formerly of Robert Kobilis, North 27 degrees 25 minutes West 300 feet to a point; thence along other lands of the Grantors herein, North 64 degrees 52 minutes East 134.71 feet to a point; thence South 26 degrees 48 minutes East 302.82 feet to a point in the said right of way line of Ramp “A” of Legislative Route No. 1009; thence along the said right of way line of Ramp “A” of Legislative Route No. 1009 on a curve to the right having a radius of one thousand seven hundred ninety-nine and eighty six hundredths feet an arc length of 131.58 feet and having a chords on a course of South 66 degrees 9 minutes West 131.56 feet to the point of beginning. Containing an area of 0.92 acres of land, more or less.

TRACT NO. 5: BEGINNING at a point in the Southerly right of way line of State Highway Route No. 609 at the northwesterly corner of lands of the Grantee herein; thence along division line between lands of the grantee herein and lands of the Grantors herein, South 60 degrees 40 minutes West 51.02 feet to a point; thence through lands of the Grantors herein, north 20 degrees 44 minutes East 49.88 feet to a point in the said right of way line of said State Highway Route No. 609; thence along said right of way line, South 67 degrees 57 minutes East 31.85 feet to a point; thence continuing along the same, South 67 degrees 57 minutes East, 1.14 feet to the point of beginning. Containing an area of 970 square feet of land, more or less.

TRACT NO. 6: BEGINNING at the Northeast corner of lands previously conveyed by the Grantor to the Grantee herein, which Deed is recorded in Deed Book 249 at page 568; thence North 26 degrees 48 minutes West 305 feet, more or less, to corner of lands about to be conveyed by Raymond and Elizabeth Howell to the Grantee herein; thence by line of said lands about to be conveyed South 64 degrees 52 minutes West 138 feet to a point in line of lands of Kobilis, thence by said Kobilis South 27 degrees 25 minutes East 305 feet, more or less, to lands previously conveyed by the Grantor to the Grantee herein as aforementioned; thence North 64 degrees 52 minutes East 134.71 feet to a point, the place of beginning.

TRACT NO. 7: BEGINNING at the Northeasterly corner of land of Robert Kobilis which same is the Northwesterly corner of lands about to be conveyed by Raymond Howell, Trustee to the Grantee herein; thence by line of lands of the Grantee about to be conveyed as aforesaid, North 64 degrees 42 minutes East 138 feet; thence North 26 degrees 48 minutes West 33 feet; thence by other lands of the Grantee previously conveyed to it, South 64 degrees 52 minutes West 140 feet, more or less, thence South 27 degrees 25 minutes East, 33 feet to the place of beginning.

EXCEPTING THEREOUT AND RESERVING THEREFROM, the following described premises:

BEGINNING at a point in lands of the Tri-County Oil Corporation, said point being located from the Southeast corner of lands of Robert Kobilis, the following two courses:

1. North 27 degrees 25 minutes West 37.05 feet;

2.North 65 degrees 38 minutes East 164.02 feet

Thence through lands of Tri-County Oil Corporation the following four courses

1.  North 24 degrees 22 minutes West 25 feet to a point;

2.  North 65 degrees 38 minutes East 15 feet to a point;

3.  South 24 degrees 22 minutes East 55 feet to a point;

4.  South 65 degrees 38 minutes West 15 feet to a point of beginning.

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TOGETHER with the right of free uninterrupted ingress and egress across and over lands of the Grantor for the purpose of constructing and maintaining an advertising facility on the above described parcel of land, The Grantee shall also have the Grantors right to secure electric utility service to the above described parcel for the purpose of illuminating and operating any advertising facility.

BEING Tax Parcel Nos. 18-01-001-03, 18-01-001-02, 18-01-001-06.

BEING AS TO PARCEL NO. 1 the same premises which Columbia County Industrial Development Authority by Deed dated 11/5/1996 and recorded 4/7/1997 in the County of Columbia in Record Book 651 page 807, conveyed unto Travel Ports of America, Inc., a New York corporation, in fee.

BEING AS TO PARCEL NO. 2 the same premises which Interstate Traveller Services, Inc., a Pennsylvania corporation by Deed dated 2/10/1992 and recorded 6/25/1992 in the County of Columbia in Record Book 505 page 35, conveyed unto Travel Ports of America, Inc. f/k/a Roadway Motor Plazas, Inc., a New York corporation, in fee.

AND the said Travel Ports of America, Inc., a New York Corporation has since merged with and into TA Operating Corporation, a Delaware Corporation by virtue of a Certificate of Merger dated 6/3/1999 and recorded 6/21/1999 in Record Book 729 Page 129.

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3.003 Brookville, PA 245 Alleghany Blvd. Brookville, PA 15825 (TCA Site No. 3)

Legal Description

Parcel 1

ALL THAT CERTAIN Parcel of land, SITUATE in the Borough of Brookville, County of Jefferson and Commonwealth of Pennsylvania bounded and described as follows:

BEGINNING at a 1” iron pipe set in the West right of way line of SR 0036, said point being the North east corner of the tract herein described; thence by the west right of way line of SR 0036, South 02 degrees 45 minutes 51 seconds East, 62.34 feet to an iron pipe set; thence by the same South 87 degrees 14 minutes 09 seconds West 27.00 feet to a 1” iron pipe set; thence by the same South 02 degrees 45 minutes 51 seconds East 593.83 feet to a 1” iron pipe set at the intersection with the North right of way line of Ramp “A” leading to SR 0080; thence by the same South 67 degrees 15 minutes 10 seconds West 169.24 feet to a 1” iron pipe set; thence by the same in a Westerly direction with a curve to the right having a radius of 738.51 feet (chord bears South 84 degrees 45 minutes 10 seconds West 444.15 feet) a distance of 451.13 feet to a 1” iron pipe set; thence by the same North 78 degrees 03 minutes 38 seconds West 297.54 feet to a 1” iron pipe set in the North right of way line of the West bound lands of SR 0080; thence by the same South 13 degrees .8 minutes 56 seconds West 40.00 feet to a 1” iron pipe set; thence by the same in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 76 degrees 05 minutes 03 seconds West 106.17 feet) a distance of 106.17 feet to a 1” iron pipe set; thence by the East line of Parcel 2 North 18 degrees 26 minutes 55 seconds West 392.29 feet to a 3/4” iron pin found; thence by the same South 89 degrees 33 minutes 05 seconds West 99.27 feet (West 99 feet record) to a 2” stainless steel pipe over a 3/4” iron pin found; thence North 34 degrees 15 minutes 59 seconds West 547.46 feet (North 35 degrees West 547 feet record) to a 2” stainless steel pipe over a 3/4” iron pin found; thence South 89 degrees 41 minutes 02 seconds East 596.00 feet (East 596 feet record) to a 1” iron pipe set; thence South 83 degrees 31 minutes 15 seconds East 938.94 feet (South 83 degrees 15 minutes East 1025.5 feet record, to the center line of S.R. 0036) to the point of beginning.

Parcel 2:

ALL THAT CERTAIN parcel of land, SITUATE in the Township of Rose, County of Jefferson and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at 2” stainless pipe found, said pipe being the Northwest corner of the tract herein described; thence South 89 degrees 05 minutes 43 seconds East 363.12 feet (East 445.5 feet record) to a 2” stainless steel pipe over 3/4” iron pin found); thence North 89 degrees 33 minutes 05 seconds East 99.27 feet (East 99.0 feet record), to a 3/4” iron pin found; thence South 18 degrees 26 minutes 55 seconds East 392.29 feet (South 18 degrees East 392 feet record) to a 1” iron pipe set in a North right of way line of West bound lanes of S.R. 0080; thence by the same in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 74 degrees 05 minutes 19 seconds West 687.74 feet) a distance of 687.84 feet to a 1” iron pipe set; thence North 21 degrees 40 minutes 00 seconds East 202.88 feet (North 21 degrees East 168 feet record) to the point of beginning.

Parcel 3:

ALL THAT CERTAIN parcel of land, Situate in the Township of Rose, County of Jefferson and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a 1” iron pipe found on the Easterly right of way of Township Road 394, said point being the Northwest corner of Tract herein described; thence South 88 degrees 00 minutes 00 seconds East 794.29 feet to a 2” stainless steel pipe found (South 88 degrees East 791.0 feet record); thence South 33 degrees 20 minutes 00 seconds East 1124.85 feet to a 2 inc stainless steel pipe found (South 34 degrees East 1138.5 feet record); thence South 21 degrees 40 minutes 00 seconds West 202.88 feet to a 1” iron

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pipe set in the North right of way line of the West bound lanes of SR 0080 (South 21 degrees West, 203.0 feet record); thence by the North right of way line of the West bound lanes of SR 0080 in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 68 degrees 48 minutes 16 seconds West 1413.92 feet) a distance of 1414.83 feet to a 1” iron pipe set in the Eastern right of way of T-394 (Westerly 1450 feet record); thence by the Eastern right of way line of Township Road No. 394, North 01 degree 39 minutes 53 seconds West 645.13 feet (measured) to the place of BEGINNING.

The above descriptions drawn in accordance with Survey of International Land Surveying, Inc. dated 9/14/1993.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

FIRST PARCEL

ALL THAT CERTAIN tract of land located in Brookville Borough, Jefferson County, Pennsylvania, bounded and described as follows:

BEGINNING at a nail in the centerline of right-of-way of Pennsylvania L.R. 248, also known as Pennsylvania Traffic Route 36, which said nail is also the Northeast corner of the tract of land hereby conveyed; thence North 83 degrees 15 minutes West along the Southern line of land of J. O. Harding, a distance of 1,025.5 feet to a stake; thence West 596 feet to a stake; thence South 35 degrees East a distance of 547 feet to a stake; thence East 99 feet to a stake; thence South 18 degrees East, 592 feet to a point in the medial strip of L. R. 1009; thence South 78 degrees 45 minutes East, a distance of 1,089 feet to a point; thence North 2 degrees 28 minutes West, a distance of 1,100 feet to a stake, the place of beginning.

Under and subject to approximately 8.1 acres, taken by the Pennsylvania Department of Highways for right-of-way purposes, as shown approximation on the plot of survey.

SECOND PARCEL

ALL THAT CERTAIN tract located in Rose Township, Jefferson County, Pennsylvania described as follows:

BEGINNING at the Northwest corner of the premises hereby conveyed, at a stake located in a small run; thence East along line of lands of J. O. Harding, a distance of 445.5 feet to an iron pipe; thence South 18 degrees East, 392 feet to a point on the right-of-way line of Pennsylvania L.R. 1009, PA I-80; thence Northwesterly along the right-of-way line of the aforesaid roadway a distance of 663.5 feet to a point on the said right-of-way line; thence North 21 degrees East along lands of J.O. Harding a distance of 168 feet, more or less, to a stake, the place of beginning.

CONTAINING 2.92 acres

THIRD PARCEL

ALL THAT CERTAIN tract of land situate in Rose Township, Jefferson County, Pennsylvania, bounded and described as follows:

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BEGINNING at a pipe at the Northwest corner of the tract of land hereby described, said pipe being at the intersection of the Eastern right-of-way line of Township Road Number T-394 and the Southern boundary line of lands of Stephen F. Fiscus et ux.; thence South 88 degrees East along lands of Stephen F. Fiscus et ux., a distance of 791 feet to a white oak; thence South 34 degrees East along lands of J.O. Harding and C.F. Harding, a distance of 1,138.5 feet to a pipe; thence South 21 degrees West along lands of Victor D. Knisely, Michael J. Flaherty and William G. Lyden, the Grantors herein, a distance of 203 feet to a point; thence in a general Westerly direction along the Northern right-of-way line of United State Highway Route Number I-80, a distance of 1,450 feet, more or less, to a point on the Easterly right-of-way line of Township Road Number T-394; thence North 1 degrees 30 minutes West along Township Road Number T-394, a distance of 628 feet to a pipe, the place of beginning.

CONTAINING 21.97 acres, more or less.

EXCEPTING AND RESERVING, HOWEVER, from the foregoing grant and conveyance unto Ruth Green, a predecessor in title, her heirs and assigns, a perpetual right-of-way or easement on the portion of the above described premises hereinafter described for the purpose of parking all types of vehicles and providing said vehicles with a place to turn around when visiting what is commonly known as “Green Cemetery”. The area of said permanent right-of-way easement is as follows:

BEGINNING at a point on the above premises at the intersection of the Eastern right-of-way line of Township Road Number T-394 and the Southern boundary line of lands of S.F. Fiscus et ux.; thence in an Easterly direction along lands of S.F. Fiscus et ux.; a distance of 60 feet to a point; thence in a Southerly direction on a line parallel to the Eastern right-of-way line of Township Road Number T-394, a distance of 60 feet to a point; thence in a Westerly direction on a line perpendicular to the Eastern right-of-way line of Township Road Number T-394, a distance of 60 feet to a point on the Eastern right-of-way line of said Township Road; thence in a Northerly direction along the Eastern right-of-way line of said Township Road a distance of 60 feet to a point the place of beginning.

OVERALL DESCRIPTION

Situated in the Borough of Brookville & Rose Township, Jefferson County, Pennsylvania bounded and described as follows:

BEGINNING at a 1” iron pipe set in the West right of way line of SR 0036, said point being the North East corner of the tract herein described.

1.  Thence by the West right of way line of SR 0036 South 02 degrees 45 minutes 51 seconds East, 62.34 feet to a iron pipe set.

2.  Thence by the same South 87 degrees 14 minutes 09 seconds West 27.00 feet to a 1” iron pipe set.

3.  Thence by the same South 02 degrees 45 minutes 51 seconds East 593.83 feet to a 1” iron pipe set at the intersection with the North right of way line of Ramp “A” leading to SR 0080.

4.  Thence by the same South 67 degrees 15 minutes 10 seconds West, 169.24 feet to a 1” iron pipe set.

5.  Thence by the same in a Westerly direction with a curve to the right having a radius of 738.51 feet (chord bears South 84 degrees 45 minutes 10 seconds West 444.15 feet) a distance of 451.13 feet to a 1” iron pipe set.

6.  Thence by the same North 78 degrees 03 minutes 35 seconds West 297.54 feet to a 1” iron pipe set in the North right of way line of the West bound lands of SR 0080.

7.  Thence by the same South 13 degrees 38 minutes 56 seconds West 40.00 feet to a 1” iron pipe set.

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8.  Thence by the same in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 70 degrees 47 minutes 59 seconds West 2205.39 feet) a distance of 2208.84 feet to a 1” iron pipe set on the Eastern right of way line of Township Road Number 394.

9.  Thence by the Eastern right of way line of Township Road Number 394 North 01 degree 39 minutes 53 seconds West 645.13 feet (measured) to a 1” iron pipe found (North 01 degree 30 minutes West 628 feet record).

10.  Thence South 88 degrees 00 minutes 00 seconds East 794.29 feet to a 2” stainless steel pipe found (South 88 degrees East 791.0 feet record).

11.  Thence South 33 degrees 20 minutes 00 seconds East 1124.85 feet to a 2” stainless steel pipe found (South 34 degrees East 1138.5 feet record).

12.  Thence South 80 degrees 05 minutes 43 seconds East 63.12 feet (East 445.5 feet record) to a 2” stainless steel pipe over 3/4” iron pin found.

13.  Thence North 34 degrees 15 minutes 59 seconds West 547.46 feet (North 35 degrees West 547 feet record) to a 2” stainless steel pipe over a 3/4” iron pin found.

14.  Thence South 89 degrees 41 minutes 02 seconds East 596.00 feet (East 596 feet record to a 1” iron pipe set.

15.  Thence South 83 degrees 31 minutes 15 seconds East 938.94 feet (South 83 degrees 75 minutes East 1025.5 feet record, to the centerline of S.R. 0036) to the point of beginning. Containing 48.52 acres of land.

BEING Tax Parcel 6-18-151-E (Parcel 1), 32-322-121-A (Parcel 2) and 32-322-122-A (Parcel 3).

BEING the same premises which BP Exploration & Oil Inc., an Ohio corporation by Deed dated 12/2/1993 and recorded 12/20/1993 in the County of Jefferson in Deed Book 17 Page 39, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.215 Harborcreek PA 4050 Depot Road Erie, PA 16510 (TCA Site No. 215 - Harborcreek)

Legal Description

ALL THAT CERTAIN piece or parcel of land, Situated in the Township of Harborcreek, County of Erie, Commonwealth of Pennsylvania, being part of Tract #193 and #194, and more fully bounded and described as follows, to wit:

BEGINNING at an existing iron pipe at the intersection of the West line of Depot Road, Pennsylvania Route 531 (S.R. 0531) with the North line of Interstate 90 (S.R. 0090), said existing iron pipe being the Southeast corner of the parcel herein described; thence along the North line of Interstate 90 (S.R. 0090) South 63 degrees 52 minutes 08 seconds West a distance of 87.34 feet to a point; thence continuing along the same by a curve to the left having a radius of 1019.93 feet, an arc distance of 292.98 feet and a chord distance of 291.97 feet with a direction of South 55 degrees 38 minutes 23 seconds West to a point; thence continuing along the same South 47 degrees 25 minutes 11 seconds West a distance of 670.03 feet to a point; thence continuing along the same by a curve to the right having a radius of 1353.39 feet, an arc distance of 181.02 feet and a chord distance of 180.88 feet with a direction of South 51 degrees 14 minutes 49 seconds West to a point; thence continuing along the same South 34 degrees 55 minutes 16 seconds East a distance of 42.93 feet to a point; thence continuing along the same South 58 degrees 32 minutes 46 seconds West a distance of 1425.52 feet to a point, being the Southeast corner of the lands of now or formerly Clifford A. and Patricia A. Cass; thence along the lands of Cass North 80 degrees 04 minutes 10 seconds West a distance of 486.91 feet to an existing iron pin; being the Southwest corner of the parcel herein described; thence continuing along the same North 02 degrees 26 minutes 11 seconds East a distance of 97.04 feet to an existing (disturbed) stone monument; thence continuing along the same North 00 degrees 15 minutes 24 seconds East a distance of 1153.48 feet to an existing iron pin; thence continuing along the same South 88 degrees 32 minutes 00 seconds East a distance of 1203.86 feet to an existing iron pin; thence continuing along the same North 00 degrees 36 minutes 28 seconds East a distance of 614.95 feet to an existing iron pin; thence continuing along the same South 88 degrees 14 minutes 48 seconds East a distance of 66.08 feet to an existing iron pin on the Western line of Lot #2 as shown on Plat of Survey entitled TRAVEL PORTS OF AMERICA, INC., SUBDIVISION 1-97, dated June 1997 and recorded in the Erie County Courthouse in Erie County Plan Book    page     , thence along said Lot #2 South 01 degrees 32 minutes 34 seconds West, a distance of 41.63 feet to an iron pin set, being the Southwestern corner of said Lot #2; thence along the same and the North line a 50 foot wide right of way (for future dedication to Harborcreek Township for use as a Township Road) due East a distance of 545.25 feet to an iron pipe set, being the Southeastern corner of said Lot #2; thence along the right of way for future dedication due North a distance of 20.00 feet to an iron pipe set; thence along the Eastern line of said Lot #2 North 35 degrees 49 minutes 42 seconds West a distance of 398.31 feet to an iron pipe set; thence along the same North 00 degrees 22 minutes 50 seconds East a distance of 311.78 feet to an existing iron pipe being the Southwest corner of the lands of now or formerly Joseph Skindell; thence continuing along the lands of Skindell South 35 degrees 49 minutes 41 seconds East a distance of 687.61 feet to an existing iron pin; thence continuing along the same North 20 degrees 11 minutes 55 seconds East a distance of 511.35 feet to a point in the center of Depot Road; thence by and along the centerline of said Depot Road South 69 degrees 48 minutes 05 seconds East a distance of 262.86 feet to a point; thence by the same South 66 degrees 22 minutes 00 seconds East a distance of 147.76 feet to a point; thence by the same South 54 degrees 58 minutes 15 seconds East a distance of 98.37 feet to a point; thence by the same South 35 degrees 46 minutes 30 seconds East a distance of 94.00 feet to a point; thence by the same South 12 degrees 34 minutes 35 seconds East a distance of 85.00 feet to a point; thence by the same South 0l degrees 34 minutes 32 seconds West a distance of 206.78 feet to a point; thence by the same South 01 degrees 35 minutes 38 seconds West a distance of 127.60 feet to a point; thence at a right angle to the centerline of said Depot Road North 88 degrees 24 minutes 22 seconds West a distance of 12.00 feet to a point; thence North 83 degrees 49 minutes 22 seconds West a distance of 46.00 feet to a point on the West line of Depot Road; thence along the West line of Depot Road South 06 degrees 11 minutes 39 seconds West a distance of 133.09 feet to an existing iron pipe and place of BEGINNING.

CONTAINING 66.79 acres of land be the same more or less.

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EXCEPTING THEREOUT AND THEREFROM THE FOLLOWING:

1.  Deed from Travel Ports of America, Inc. to R.W. Sidley, Inc., recorded 1/27/1998 in Record Book 539 page 2051.

2.  Deed from TA Operating Corporation to SKNM, Inc., recorded 11/24/2004 in Record Book 1192 page 1483.

3.  Deed from TA Operating Corporation to Cleveland Brothers Equipment Co., Inc., recorded 01/06/2006 in Record Book 1299 page 406.

BEING Tax Parcel No. 27-064-211.0-013.00.

BEING the same premises which Travel Ports of America, Inc., a New York Corporation by Deed dated 11/20/1997 and recorded 11/21/1997 in the County of Erie in Record Book 530 page 1248, conveyed unto Travel Ports of America, Inc., a New York Corporation, in fee.

AND the said Travel Ports of America, Inc., a New York Corporation, has since merged with and into TA Operating Corporation, a Delaware Corporation, by virtue of a Certificate of Merger dated 6/3/1999 and recorded 6/15/1999 in Record Book 642 Page 2010.

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3.213 Greencastle, PA
10835 John Wayne Drive
Greencastle, PA 17115
(TCA Site No. 213)

ALL THAT CERTAIN real estate, lying and being in the Township of Antrim, Franklin County, Pennsylvania bounded and described as follows, to wit:

BEGINNING at an iron pin on the existing right of way line of Pennsylvania Route 16 and Easterly line of John Wayne Drive; T-358, thence along lands now or formerly of C.W. Wayne Dahlstrom and the Easterly right of way of John Wayne Drive along curve to the left, identified on a certain survey hereinafter referred to as curve “C1”, said curve having a chord bearing of South 58 degrees 30 minutes 16 seconds West, a chord distance of 77.78 feet, a radius of 55 feet and an arc distance of 86.39 feet to a point; thence continuing along a curve to the right, identified as curve “C5”, on said survey, said curve “C5” having a chord bearing of South 23 degrees 38 minutes 37 seconds West, a chord distance of 3.01 feet, a radius of 330 feet and an arc distance of 3.01 feet to a point; thence continuing along lands of the same and aforementioned right of way South 23 degrees 54 minutes 18 seconds West 204.53 feet to a point of lands now or formerly of John L. Grove; thence along lands of the same and said right of way on a curve to the left identified as curve “C2” on aforesaid survey, said curve “C2” having a chord bearing of South 08 degrees 18 minutes 19 seconds West a chord distance of 145.21 feet, a radius of 270 feet and an arc distance of 147.02 feet to an iron pin, thence continuing along lands of the same South 07 degrees 17 minutes 40 seconds East 321.62 feet to a nail and cap at lands of John Wayne, Inc. and said right of way; thence continuing along the same herein on a curve to the left, identified as curve “C3” on the aforesaid survey, said curve “C3” having a chord bearing of South 18 degrees 22 minutes 53 seconds East a chord distance of 142.3 feet a radius of 330 feet and an arc distance of 143.19 feet to an iron pin, thence along lands of the same and said right of way, South 29 degrees 28 minutes 06 seconds East, 139.60 feet to a point at lands of John Wayne Drive and along lands of John Wayne, Inc. South 20 degrees 32 minutes 15 seconds West, 1369.94 feet to an existing iron pin at corner of lands of John Wayne, Inc., and on line of lands now or formerly of the Bowman Group LLP, thence along lands of the Bowman Group, North 48 degrees 58 minutes 15 seconds West, 621.75 feet to an existing iron pin in the Easterly right of way line of Interstate Route 81; thence by the right of way of Interstate Route 81, North 19 degrees 07 minutes 37 seconds East 647.92 feet to a point, thence by the same along the following courses and distances: North 22 degrees 33 minutes 38 seconds East 150.27 feet, North 28 degrees 09 minutes 50 seconds East 101.86 feet, North 16 degrees 49 minutes 38 seconds East 149.52 feet, North 07 degrees 49 minutes 01 seconds East 25.50 feet, North 19 degrees 07 minutes 37 seconds East 25.00 feet, North 30 degrees 26 minutes 13 seconds East 50.99 feet, North 20 degrees 16 minutes 22 seconds East 250.05 feet, North 12 degrees 17 minutes 03 seconds East 125.90 feet, North 19 degrees 07 minutes 37 seconds East 225.00 feet, North 27 degrees 39 minutes 28 seconds East 101.12 feet, North 14 degrees 16 minutes 59 seconds East 118.42 feet, North 31 degrees 59 minutes 29 seconds East 42.90 feet to a point at the right of way line of Pennsylvania Route 16; thence by right of way Route 16 along a curve to the right, identified as curve “C4” on the said survey said curve “C4” having a chord bearing of South 75 degrees 52 minutes 12 seconds East a chord distance of 39.30 feet, a radius of 5774.65 feet and an arc distance of 39.30 feet to a point; thence by the same South 70 degrees 38 minutes 27 seconds East 50.62 feet to a point*; thence by the same South 76 degrees 29 minutes 43 seconds East 49.11 feet to the place of BEGINNING.

CONTAINING 23.4899 acres as per survey of Byers & Runyon Surveying, entitled “Alta Survey for Travel Centers of America, Inc., dated April, 1999 and revised May 24, 1999.

BEING Tax Parcel No. A-17-62A.

BEING the same premises which C.W. Wayne Dahlstrom and Lona L. Dahlstrom, his wife, John L. Grove and Cora I. Grove, his wife by Deed dated 11/23/1988 and recorded 12/1/1988 in the County of Franklin in Deed Book 1036 page 1, conveyed unto Roadway Realty, Inc., in fee.

AND the said Roadway Realty, Inc. has since merged with and into Travel Ports of America.

AND the said Travel Ports of America, has since merged with and into TA Operating Corporation, a Delaware Corporation by virtue of Articles of Merger dated 6/3/1999 and filed with the Secretary of State of Pennsylvania on 6/21/1999.

*thence S 76° 29’ 4” E, 100’; thence S 87° 48’ 19”E 50.99’;

3.012 Harrisburg, PA P.O. Box 6535 7848 Linglestown Road Harrisburg, PA 17112 (TCA Site No. 12)

Legal Description

TRACT NO. I:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, as shown on the Survey as prepared by Roy M. Benjamin Associates, Inc., dated January 27, 1973, bounded and described as follows, to wit:

BEGINNING at a iron pin at the intersection of the Western Right-of-Way line of a proposed service road and the Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006 (Traffic Route 39); THENCE extending (1) along said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006 on a curve to the right, having a radius of 2,804.93 feet for the arc distance of 135.37 feet (chord bearing and distance of said arc being North 67 degrees 52 minutes 00 seconds West, 135.35 feet) to a stake; THENCE (2) still along said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006, North 66 degrees 29 minutes 30 seconds West, 39.65 feet to an iron pin at the Southeast corner of lands now or formerly of Paul L. Stough, et ux; THENCE (3) along said lands of Stough, North 29 degrees 02 minutes 43 seconds East, 228.81 feet to an iron pin in line of lands now or formerly of Florence Horton; THENCE (4) along said lands of Horton, South 89 degrees 00 minutes 00 seconds East, 200.00 feet to a post in line of land now or formerly of William M. Collis; THENCE (5) along said lands of Collis, South 05 degrees 14 minutes 00 seconds West, 163.00 feet to an iron pin on the said Western Right-of-Way line of the proposed service road; and THENCE (6) extending along said Western Right-of-Way line of proposed service road, the following three (3) courses and distances: (a) South 85 degrees 53 minutes 00 seconds West 49.64 feet to an iron pin at a point of curve; (b) in a Southwesterly direction on a curve to the left having a radius of 80.00 feet for the arc distance of 91.40 feet (chord bearing and distance for said arc being South 53 degrees 09 minutes 20 seconds West, 86.53 feet) to an iron pin; and (c) South 20 degrees 24 minutes 20 seconds West, 48.00 feet to the point and place of BEGINNING.

CONTAINING 1.225 acres.

TRACT NO. II:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, as shown on the Survey as prepared by Roy M. Benjamin Associates, Inc., dated January 27, 1973, bounded and described as follows, to wit:

BEGINNING at an iron pin at the intersection of the Eastern Right-of-Way line of a proposed service road and the Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006 (Traffic Route 39); THENCE extending (1) along said Eastern Right-of-Way line of a proposed service road in a Northeasterly direction on a curve to the right having a radius of 40.00 feet for the arc distance of 45.72 feet (chord bearing and distance of said are being North 53 degrees 11 minutes 00 seconds East, 43.24 feet) to an iron pin; THENCE (2) still along said Eastern Right-of-Way line of proposed service road, North 85 degrees 53 minutes 00 seconds East, feet to an iron pin in line of lands now or formerly of East, 43.06 feet to an iron pin in line of lands now or formerly of William M. Collis; THENCE (3) along said lands of Collins, South 05 degrees 14 minutes 00 seconds West, 56.16 feet to an iron pin on the said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006; and THENCE (4) along said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006, North 67 degrees 37 minutes 00 seconds West, 77.28 feet to the point and place of BEGINNING.

CONTAINING 0.06 of an acre.

TRACT NO. III:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, bounded and described in accordance with a Survey by Gerald R. Grove, Registered Professional

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Engineer, dated July 9, 1979, as follows, to wit:

BEGINNING at a point on the Northern Right-of-Way line of Route No. 39 (L.R. 22006) at lands of Truck Terminal Motel of America, Inc.; THENCE along the same, North 00 degrees 10 minutes 02 seconds East, 136.66 feet to lands of Dauphin County Industrial Development Authority; THENCE along same, South 89 degrees East, 275.55 feet to an iron pin; THENCE along the same, South 26 degrees 49 minutes 52 seconds West, 229.09 feet to the said Route No. 39; THENCE along the same, North 67 degrees 10 minutes 54 seconds West, 187.14 feet to the place of BEGINNING.

CONTAINING .023 acres, more or less.

TRACT NO. IV:

ALL THAT CERTAIN tract or parcel of land situated in the Township of West Hanover, County of Dauphin, Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point on the Northern Right-of-Way line of SR 0081 Interstate 81, said point being referenced 150.00 feet Northerly direction from Station 643+21.91 of the South bound lane of Interstate 81; THENCE from the point of beginning along the Northern Right-of-Way line of Interstate 81, the following courses: South 46 degrees, 58 minutes, 26 seconds West, for a distance of 121.91 feet to a point; THENCE North 43 degrees, 01 minute, 34 seconds West, for a distance of 20.00 feet to a point; THENCE South 46 degrees, 58 minutes, 26 seconds West, for a distance of 250.00 feet to a point; THENCE North 43 degrees, 01 minute, 34 seconds West, for a distance of 10.00 feet to a point; THENCE South 46 degrees, 58 minutes, 26 seconds West, for a distance of 450.00 feet to a point; THENCE South 43 degrees, 01 minute, 34 seconds East, for a distance of 56.64 feet to a point; THENCE South 50 degrees, 38 minutes, 09 seconds West, for a distance of 232.15 feet to a point; THENCE along Ramp “C” of SR 0081 Interstate 81, the following courses; THENCE along an arc of a curve, curving to the right, having a radius of 1352.69 feet, an arc length of 332.68 feet, the chord of which being, South 57 degrees 40 minutes, 54 seconds West, for a distance of 331.84 feet to a point; THENCE South 64 degrees, 43 minutes, 38 seconds West, for a distance of 1373.66 feet to a point; THENCE along an arc of a curve, curving to the right, having a radius of 520.00 feet, an arc length of 277.27 feet, the chord of which being, South 82 degrees, 00 minutes, 03 seconds West, for a distance of 273.96 feet to a point; THENCE North 84 degrees, 43 minutes, 33 seconds West, for a distance of 289.06 feet to a point; THENCE along an arc of a curve, curving to the right, having a radius of 2756.93 feet, an arc length of 8.46 feet, the chord of which being North 78 degrees, 42 minutes, 53 seconds West, for a distance of 8.46 feet to a point; THENCE along a Right-of-Way of a service road that serviced part of this property, along an arc of curve, curving to the right, having a radius of 40.00 feet, an arc length of 45.66 feet, the chord of which being North 44 degrees, 35 minutes, 27 seconds East, for a distance of 43.22 feet to a point; THENCE North 77 degrees, 17 minutes 20 seconds East, for a distance of 41.50 feet to a point; THENCE North 01 degree, 38 minutes, 57 seconds West, for a distance of 40.76 feet to a point; THENCE South 77 degrees, 17 minutes, 20 seconds West, for a distance of 49.32 feet to a point; THENCE along an arc of a curve, curving to the left, having a radius of 80.00 feet, an arc length of 91.46 feet, the chord of which being South 44 degrees, 32 minutes, 20 seconds West, for a distance of 86.56 feet to a point; THENCE South 11 degrees, 47 minutes 20 seconds West, for a distance of 47.93 feet to a point on the Northern Right-of-Way line of Linglestown Road (SR 0039); THENCE in a Northwesterly direction along an arc of curve, curving to the right, having a radius of 2804.93 feet, an arc length of 135.30 feet; the chord of which being North 76 degrees 25 minutes, 12 seconds West, for a distance of 135.36 feet to a point; THENCE North 75 degrees, 02 minutes, 14 seconds West, for a distance of 225.90 feet to a point; THENCE along land now or formerly of C&G Realty Co., North 05 degrees, 52 minutes, 51 seconds West, for a distance of 1040.59 feet to a found iron pin; THENCE along land now or formerly of Frank and Linda Mediate, South 68 degrees, 56 minutes, 33 seconds East, for a distance of 525.29 feet to a found iron pin; THENCE along same, North 79 degrees 53 minutes, 14 seconds East, for a distance of 1302.08 feet to a

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found iron pin; THENCE along land now or formerly of Richard and Clare Martin, the following courses, North 75 degrees, 37 minutes, 55 seconds East, for a distance of 310.66 feet to a found iron pin; THENCE North 70 degrees, 18 minutes, 48 seconds East, for a distance of 91.21 feet to a found iron pin; THENCE North 76 degrees, 57 minutes, 44 seconds East, for a distance of 809.85 feet to a found stone; THENCE North 74 degrees, 53 minutes, 46 seconds East, for a distance of 353.67 feet to a found stone; THENCE North 88 degrees 28 minutes, 41 seconds East, for a distance of 66.82 feet to a point, the Point of BEGINNING.

CONTAINING 54.003 acres of land.

ALSO BEING INSURED AS FOLLOWS:

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, as shown on the Survey as prepared by Roy M. Benjamin Associates, Inc., dated January 27, 1973, bounded and described as follows, to wit:

BEGINNING at a point on the Northern side of Legislative Route 1005, Interstate 81; THENCE North 02 degrees 23 minutes East, a distance of 240.00 feet: THENCE South 89 degrees 30 minutes West, a distance of 486.75 feet; THENCE North 01 degree 30 minutes West, a distance of 810.15 feet; THENCE North 00 degrees 15 minutes East, a distance of 123.75 feet; THENCE South 60 degrees 30 minutes East, a distance of 549.95 feet; THENCE North 85 degrees 30 minutes East, a distance of 1617.00 feet; THENCE North 58 degrees 00 minutes East, a distance of 85.8 feet; THENCE North 82 degrees 00 minutes East, a distance of 841.5 feet; THENCE North 80 degrees 30 minutes East, a distance of 346.5 feet; THENCE South 88 degrees 00 minutes East, a distance of 61.0 feet; THENCE along the Northern Right-of-Way of Legislative Route 1005, Interstate 81, by the following thirteen (13) courses: South 51 degrees 30 minutes West, a distance of 121.0 feet; THENCE North 38 degrees 30 minutes West, a distance of 18.0 feet; THENCE South 51 degrees 30 minutes West, a distance of 250.0 feet; THENCE North 38 degrees 30 minutes West, a distance of 10 feet; THENCE South 51 degrees 30 minutes West, 450.3 feet; THENCE South 38 degrees 30 minutes East, a distance of 57.0 feet; THENCE South 56 degrees 57 minutes 25 seconds West, a distance of 267.04 feet; THENCE by a curve concaved to the North having a radius of 1335.00 feet, and an arc length of 233.16 feet, a central angle of 10 degrees 00 minutes 25 seconds, a tangent of 116.88 feet and a chord length of 232.88 feet; THENCE South 66 degrees 57 minutes West, a distance of 433.12 feet; THENCE by a curve concaved to the North having a radius of 2291.0 feet, and an arc length of 155.94 feet, a central angel of 03 degrees 54 minutes 00 seconds, a tangent of 78.00 feet, a chord length of 155.91 feet; THENCE South 71 degrees 51 minutes West, a distance of 737.68 feet; THENCE by a curve concaved to the North having a radius of 820.00 feet, and an arc length of 375.92 feet, a central angle of 26 degrees 16 minutes 00 seconds, a tangent of 191.32 feet and a chord length of 372.64 feet; THENCE North 81 degrees 53 minutes West, a distance of 233.68 feet to the point and place of BEGINNING.

CONTAINING 52.69005 acres.

BEING Tax Parcel 68-020-011

BEING as to Tracts I, II, and III the same premises which Truckstops Corporation of American, by Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 176, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

BEING as to Tract IV the same premises which Truckstops Corporation of America, by Quit Claim Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 181, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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ALSO BEING as to Tract IV the same premises which BP Oil & Exploration Inc., by Quit Claim Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 196, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

ALSO BEING the same premises which BP Oil & Exploration Inc., by Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 192, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.067 Barkeyville, PA 5644 SR 8 P.O. Box 333B Harrisville, PA 16038 (TCA Site No. 67 - Barkeyville)

Legal Description

ALL THAT CERTAIN parcel or parcels of land situate in Barkeyville Borough, Venango County Pennsylvania, bounded and described as follows:

PARCEL 1:

BEGINNING at the intersection of the centerline of State Route 8 (SR0008) and the centerline of Township Road No. 313 (T-313); thence South 86 degrees 29 minutes 31 seconds West along the centerline of T-313 a distance of 1853.15 feet to a point; thence continuing along the centerline of T-313 along the arc of a curve to the left said curve having a radius of 2121.15 feet, a chord of 230.56 feet and a chord bearing of South 83 degrees 22 minutes and 35 seconds West, a distance of 230.67 feet to a point; thence South 80 degrees 15 minutes 40 seconds West continuing along the centerline of T-3131 a distance of 187.00 feet to a point; thence continuing along the centerline of T-313 along the arc of a curve to the right said curve having a radius of 1850.47 feet, a chord of 142.85 feet and a chord bearing of South 82 degrees 28 minutes 23 seconds West, a distance of 142.88 feet to a point; thence North 0 degreed 20 minutes 56 seconds West a distance of 948.80 feet to a point; thence South 86 degrees 12 minutes 33 seconds West a distance of 192.58 feet to a point; thence North 0 degrees 03 minutes 28 seconds East a distance of 819.63 feet to the South right-of-way line of Interstate Route 80 (I-80); thence along the South line of I-80 along the arc of a curve to the right said curve having a radius of 3711.83 feet, a chord of 73.28 feet and a chord bearing of South 71 degrees 46 minutes 57 seconds East a distance of 73.28 feet to a point; thence South 71 degrees 13 minutes 01 seconds East along the South line of I-80 a distance of 258.69 feet to a point; thence South 0 degrees 20 minutes 10 seconds East a distance of 541.28 feet to a point; thence North 88 degrees 48 minutes 44 seconds East a distance of 1773.00 feet to the South right-of-way line of interstate 80 eastbound exit ramp; thence South 75 degrees 03 minutes 00 seconds East along the South line of I-80 eastbound exit ramp a distance of 511.11 feet to the centerline of State Route 8; thence South 3 degrees 42 minutes 59 seconds West along the centerline of Route 8 a distance of 234.18 feet to a point; thence continuing along the centerline of Route 8 along the arc of curve to the right said curve having a radius of 5729.65 feet, a chord distance of 419.91 feet and a chord bearing of South 5 degrees 48 minutes 59 seconds West a distance of 420.01 feet to a point; thence South 7 degrees 54 minutes 59 seconds West along the centerline of Route 8, a distance of 140.47 feet to the centerline of Township Road No. 313 and the point of beginning.

CONTAINING 61.040 acres of land more or less.

PARCEL 2:

BEGINNING at Northwest corner of land now or formerly of C.P. Gritz maker at the Southwest corner of land now or formerly of D. Hilliard and the Southeast corner of land now or formerly of W.P. Wheildon; thence South 0 degrees 20 minutes 10 seconds East a distance of 342.28 feet to the North right-of-way line of interstate 80 (I-80); thence North 71 degrees 13 minutes 01 seconds West along the North line of I-80 a distance of 249.15 feet to a point; thence continuing along the North line of I-80 along the arc of a curve to the left said curve having a radius of 4027.83 feet, a chord of 179.33 feet and a chord bearing of North 72 degrees 29 minutes 33 seconds West an arc distance of 179.34 feet to a point; thence North 0 degrees 03 minutes 28 seconds East a distance of 208.92 feet to a point; thence South 89 degrees 53 minutes 06 seconds East a distance of 404.68 feet to the Northwest corner of land now or formerly of C.P. Gritzmaker and the point of beginning.

CONTAINING 2.552 acres of land more or less.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

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ALL THAT CERTAIN piece or parcel of land, SITUATE in the Borough of Barkeyville, formerly the Township of Irwin, County of Venango, Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in the center of Legislative Route 233 (Traffic Route 8) at its intersection with Township Road No. 313; thence South 85 degrees 22 minutes West along the center line of Township Road 313, for a distance of 2000.00 feet to a point in the center of Township Road 313; thence South 78 degrees 2 minutes West (interior angle 187 degrees 20 minutes along the Township Road 313 for a distance of 419.2 feet to a point in the center of Township Road 313; thence North 01 degrees 30 minutes West (interior angle 79 degrees 32 minutes) for a distance of 958.2 feet to an iron pin; thence North 99 degrees 1 minute West (interior angle 266 degrees 31 minutes) for a total distance of 193.0 feet to an iron pin; thence North 05 degrees 45 minutes east (interior angle 86 degrees 14 minutes) for a distance of 1359.0 feet to a stone with a chiseled cross and guarded with an iron pin; thence South 84 degrees 15 minutes East (interior angle 90 degrees 0 minutes) for a distance of 405.0 feet to an iron pin; thence South 01 degrees 25 minutes West (interior angle 94 degrees 20 minutes) for a distance of 1183.1 feet to an iron pin; thence North 87 degrees 39 minutes East; (interior angle 273 degrees 46 minutes) for a distance of 2176.0 feet to a point in the center of Legislative Route 233 (Traffic Route 8); thence South 02 degrees 30 minutes West (interior angle) 85 degrees 09 minutes along the centerline of L.R. 233 for a distance of 581.92 feet to a point on L.R. 233; thence South 06 degrees 42 minutes West (interior angle 175 degrees 48 minutes) for a distance of 355.22 feet to said point of beginning (interior angle 101 degrees 20 minutes).

EXCEPTING AND RESERVING, from the above-described premises, that portion of the property that was conveyed to the Pennsylvania Department of Highways.

BEING Map No. 31-001-018 (Parcel 1) and 31-001-009 (Parcel 2).

BEING AS TO PARCEL 1 the same premises which BP Exploration & Oil, Inc., an Ohio Corporation, successor in interest to Boron Oil Company by Deed dated 12/3/1993 and recorded 12/15/1993 in the County of Venango in Deed Book 963 page 917, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

BEING AS TO PARCEL 2 the same premises which BP Exploration & Oil, Inc., an Ohio Corporation, successor in interest to Boron Oil Company by Deed dated 12/2/1993 and recorded 12/15/1993 in the County of Venango in Deed Book 963 page 913, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.068 Lamar, PA
5600 Nittany Valley Drive
P.O. Box 278
Lamar, PA 16848
(TCA Site No. 68)

Legal Description

ALL THAT CERTAIN piece, parcel and lot of land situate in Porter Township, Clinton County, Commonwealth of Pennsylvania bounded and described as follows:

BEGINNING at a point at the intersection of the easterly right of way line of S.R. 0054 (50.00 feet from centerline) with the southerly right of way line of Ramp D of S.R. 0080 (90.00 feet from centerline).

THENCE from said, point of beginning and continuing along said southerly right of way line of Ramp D of S.R. 0080 North 72 degrees 04 minutes 26 seconds East, 1212.09 feet to set an iron pin.

THENCE along the line of lands of Ralph E. & Verna R. Dotterer by the following five courses and distances:

1.  South 32 degrees 32 minutes 00 seconds East, 798.00 feet to a set iron pin.

2.  South 29 degrees 05 minutes 00 seconds West, 680.00 feet to a set iron pin.

3.  South 47 degrees 01 minutes 10 seconds West, 1828.25 feet to a set iron pin.

4.  North 26 degrees 52 minutes 57 seconds West, 432.25 feet to a point in the center of S.R. 0064, said point being further located North 30 degrees 23 minutes 36 seconds East 525.63 feet from the intersection of the centerline of S.R. 0064 with the centerline of former L.R. 18044, said Intersection being the southwesterly corner of lands of Ralph E. & Verna R. Dotterer as described in D.B. 265 P. 1030.

THENCE continuing along the centerline of S.R. 0064 North 30 degrees 23 minutes 36 seconds East, 1116.83 feet to the point of beginning.

CONTAINING therein 68.262 acres of land as above described.

THE above described property is that same as described in First American Title Insurance Company Commitment No. ALS-226.

ALSO encumbering the following described land to the extent not Included in the afore described land:

PARCEL NO. 1:

ALL THOSE (3) CERTAIN pieces or parcels of land situate in Porter Township, Clinton County, Pennsylvania, bounded and described as follows, to wit:

NO. 1 All That Certain piece or parcel of land situate on the South side of the State Highway, Route No. 64, known as the Turnpike, bounded and described as follows, to wit:

BEGINNING at a post on the South side of the said State Highway, Route No. 64, on corner of land formerly of Herbert Hayes, now or late of George Cummo; thence along line of land now or late of George Cummo and also along line of land formerly of Edward Maurer, now or late of Ralph Funk, South 27-1/2 degrees East, a distance of ninety (90) perches to a line on corner of land now or late of Ralph Funk and land formerly of Llyod Maurer, now or late of Harry Shilling; thence along said line, North 63-1/2 degrees East, a distance of one hundred two and 8/10 (102.8) perches to a post on corner of land now or late of Harry Shilling; thence along line of land now or late of Thomas Richell and land formerly of Lavine Smith, now or late of Willard E. Smith, North 27-1/2 degrees West, a distance of one hundred thirty-nine and one-half (139-1/2) perches to a post on the South side of State highway, Route No. 64; and thence along said State Highway, South 38 degrees West, a distance of one hundred thirteen and one-half (113-1/2) perches to a post, the place of beginning. Containing seventy-three (73) acres, more

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or less.

EXCEPTING AND RESERVING, therefrom and thereout that portion of the above described premises taken for highway purposes and containing one (1) acre, more or less.

NO. 2 BEGINNING at a stone corner on line of land now or late of Thomas Richell and being also a corner of the land now or late of the Shilling Estate; thence along land now or late of the said Thomas Richell. North 29-1/4 degrees West, a distance of forty-five (45) perches to a stone; thence along land formerly of A. N. Heckman, now or late of C; L. Strunk, South 61-3/4 degrees West, a distance of forty-two and eight-tenths (42.8) perches to a stone; thence along land now or late of C.L. Strunk, South 29-1/4 degrees East, a distance of forty-four and seven-tenths (44.7) perches to a stone in lane; thence along land now or late of A.D. Moyer and Shilling Estate, North 62-1/4 degrees East, a distance of forty-two and eight-tenths (42.8) perches to a stone, the place of beginning containing twelve (12) acres, neat measure.

NO. 3 BOUNDED on the North by lands now or late of Llyod Maurer; on the West by land now or late of John Shilling, deceased; on the South by lands now or late of J.M. Dumm; and on the East by lands now or late of Thomas Rishell. Containing three (3) acres, more or less.

BOUNDED on the North by lands now or late of Llyod Maurer; on the West by lands now or late of A.D. Moyer; on the South by lands now or late of J. M. Dumm; and on the East by lands now or late of the Shilling Estate. Containing five (5) acres, more or less.

The Three (3) above described parcels of land are also described according to a survey thereof made by Westmoreland Engineering Co., Inc., dated December 1966, as follows:

BEGINNING at a point In the Center Line of Pennsylvania State Highway L.R. 58 (T.R. 64); thence along lands now or formerly of Dale E. Bair and Mary A. Bair, S. 34 degrees 20 minutes 25 seconds E, a distance of 2274.55 feet to a point; thence 34 degrees 20 minutes 25 seconds E, a distance of 29.74 feet to a point; thence 34 degrees 32 minutes 46 seconds E, a distance of 1309.60 feet to a point; thence 56 degrees 53 minutes 00 seconds W, a distance of 623.62 feet to a point; thence N 34 degrees 52 minutes 35 seconds W, a distance of 551.57 feet to a point; thence 56 degrees 38 minutes 39 seconds W, a distance of 75.11 feet to a point; thence N 35 degrees 00 minutes 10 seconds W, a distance of 746.44 feet to a point; thence S 54 degrees 33 minutes 28 seconds W, a distance of 988.59 feet to a point; thence N 34 degrees 29 minutes 02 seconds W, a distance of 1503.18 feet to a point in the Center Line of Pennsylvania State Highway L.R. 58 (T.R. 64); thence along the Center Line of State Highway, N 30 degrees 25 minutes 09 seconds E, a distance of 952.64 feet to a point ; thence continuing along the Center Line of said Highway, N 30 degrees 28 minutes 24 seconds E. a distance of 926.48 feet to the place of beginning. The above described tract contains 94.082 acres.

Excepting And Reserving therefrom and thereout approximately 1/36 of an acre taken by the Commonwealth of Pennsylvania for the construction of Interstate Highway 80.

PARCEL NO. 2:

FIRST:

ALL THAT CERTAIN LOT OR TRACT OF LAND situate in the Township of Porter, County of Clinton and Commonwealth of Pennsylvania, bounded and described as follows:

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BEGINNING at a point in the center line of Pennsylvania State of Highway Legislative Route 58 (Traffic Route 64); thence along lands now or formerly of J. Gaylord Confer and Fannie J. Confer, South 34 degrees 20 minutes 25 seconds East a distance of 162.37 feet to a point, said point being on the legal right-of-way line for limited Access for Pennsylvania State Highway Legislative Route 1009, Section 45 (Interstate Route 80) and also being the place of beginning; thence along said right-of-way line, North 72 degrees 07 minutes 06 seconds East, a distance of 1181.30 feet to a point; thence continuing along said right-of-way line on a curve to the left having an arc length of 372.22 feet and a radius of 3969.83 feet (chord bearing North 74 degrees 57 minutes 34 seconds East - chord length 372.10 feet) to a point; thence along lands now or formerly of Aaron Stem, South 34 degrees 43 minutes 02 seconds East, a distance of 643.15 feet to a point; thence along same lands, north 57 degrees 39 minutes 47 seconds East, a distance of 294.07 feet to a point; thence along same lands South 33 degrees 23 minutes 10 seconds East a distance of 1072.12 feet to a stone; thence along lands now or formerly of Mabel Dumm and Thomas Rishel, South 56 degrees 30 minutes 30 seconds West a distance of 1764.29 feet to a point; thence along lands now or formerly of J. Gaylord Confer and Fannie J. Confer, north 34 degrees 20 minutes 25 seconds West, a distance of 2112.18 feet to the place of beginning.

THE above described tract contains 71.9259 acres.

SECOND:

ALL THAT CERTAIN TRACT OF LAND situate in the Township of Porter, County of Clinton, and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in the Southeasterly line of Pennsylvania State Highway Legislative Route 58 (Traffic Route 64), 80 feet wide, at the Westerly line of land now or late of Aaron Stem; thence along said land South 34 degrees 43 minutes 02 seconds East 685.72 feet to a point on the Northerly right-of-way line of State Highway Legislative Route 1009 (also known as Interstate Route 80); thence by said right-of-way line Westwardly by a curve to the right having a radius of 2794.93 feet and an arc length of 408.16 feet (chord bearing South 84 degrees 089 minutes 49 seconds West, chord length 407.80 feet) to a point; thence continuing by said right-of-way line South 88 degrees 20 minutes 30 seconds West 194.55 feet to the line of land of Willard E. Smith; thence by said land of Smith, the following two courses and distances; North 36 degrees 23 minutes 56 seconds East 157.63 feet to a point; thence North 58 degrees 42 minutes 03 seconds West 138.02 feet to a point in the Southeasterly line of State highway legislative Route 58; thence along said line of said Highway, North 30 degrees 28 minutes 24 seconds East 139.31 feet to a point; thence continuing along said Highway, by a curve to the left having a radius of 7679.49 feet and an arc length of 334.66 feet (chord bearing North 29 degrees 13 minutes 29 seconds East, chord length 334.65 feet) to the place of beginning.

CONTAINING 4.5659 acres.

EXCEPTING AND RESERVING from the above described parcel the following two (2) parcels:

1)        Deed of Boron Oil Company to Tri-County Oil Corporation, dated 12/6/1972 and recorded in Clinton County, Pennsylvania, in Deed Book 239 page 866.

2)        Deed of Ohio Oil Company (formerly B. P. Oil Inc., formerly Boron Oil Company), dated 10/29/1987, and Page 834.

ALSO Excepting and Reserving from both Parcels 1 and 2 above 97.354 acres conveyed by B.P. Oil Company, Inc. (formerly Boron Oil Company) to Ralph E. Dotterer and Verna R. Dotterer, his wife, on 4/18/1978, in Clinton County, Pennsylvania, in Deed Book 265 Page 1030.

ALSO Excepting and Reserving from the above described premises the following two (2) parcels:

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1)      Deed to the Commonwealth of Pennsylvania, Department of Transporation recorded 2/23/2001 in Instrument No. 2001-809.

2)      Deed to East Nittany Valley Joint Municipal Authority recorded 05/16/2001 in Instrument No. 2001-2207.

TOGETHER with the benefits and subject to the burdens for the reservation of drainage right of way and water well as reserved in deed from B.P. Oil Company, Inc. (formerly Boron Oil Company) to Ralph E. Dotterer and Verna R. Dotterer, his wife, on 4/18/1978, in Clinton County Pennsylvania, in Deed Book 265 Page 1030.

BEING Tax Parcel No 02-01-0021.

BEING the same premises which BP Exploration & Oil Inc., an Ohio Corporation by Deed dated 12/9/1993 and recorded 12/15/1993 in the County of Clinton in Record Book 655 Page 153, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

ALSO BEING the same premises which BP Exploration & Oil Inc., an Ohio Corporation, by Quit Claim Deed dated 12/9/1993 and recorded 12/15/1993 in the County of Clinton in Record Book 655 Page 161, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.214 Milesburg, PA
875 N. Eagle Valley Rd.
P.O. Box 656
Milesburg, PA 16853
(TCA Site No. 214)

Legal Description

ALL THAT CERTAIN piece, parcel or tract of land located in Boggs Township, Centre County, Pa. bounded and described as follows:

BEGINNING at a railroad spike set on the southeasterly right-of-way line of State Route 0150 at it’s intersection with the centerline of the right-of-way of Township Route 644; thence running along said centerline South 58 degrees 10 minutes 21 seconds East 522.29 feet to a railroad spike set; thence running along the same South 53 degrees 42 minutes 21 seconds East 106.16 feet; thence running along the same South 33 degrees 45 minutes 21 seconds East 98.27 feet to a railroad spike set on the Northwesterly right-of-way of Seda-Cog Joint Rail Authority; thence running along said right-of-way of said railroad South 62 degrees 10 minutes 39 seconds West 1570.86 feet to a steel pin set of the Southeasterly right-of-way line of State Route 0150; thence running long said right-of-way following a curve to the left, said curve having a delta angel of 11 degrees 03 minutes 11 seconds, a radius of 1226.28 feet, a curve length of 236.56 feet and along chord bearing of North 40 degrees 29 minutes 36 seconds East 236.20 feet to a steel pin set; thence running along the same North 34 degrees 58 minutes 00 seconds East 91.65 feet to a railroad spike set; thence running along the same North 55 degrees 02 minutes 00 seconds West 10.00 feet to a railroad spike set; thence running along the same North 34 degrees 58 minutes 00 seconds East 900.00 feet to a steel pin set; thence running along the same North 55 degrees 02 minutes 00 seconds West 10.00 feet to a steel pin set; thence running along the same North 34 degrees 58 minutes 00 seconds East 177.90 feet to a railroad spike set to the place of beginning.

CONTAINING 11.570 acres of land.

BEING Tax Parcel No. 7-8-95.

BEING PART OF the same premises which Interstate Traveller Services, Inc., a Pennsylvania Corporation by Deed dated 2/10/1992 and recorded 5/18/1992 in the County of Centre In Record Book 629 page 202, conveyed unto Travel Ports of America, Inc. f/k/a Roadway Motor Plazas Inc., a New York Corporation, in fee.

AND the said Travel Ports of America, Inc., a New York Corporation, has since merged with and into TA Operating Corporation, a Delaware Corporation by virtue of a Certificate of Merger dated 6/3/1999 and recorded 6/23/1999 in Record Book 1095 Page 117.

3.025 Spartanburg, SC
1402 E. Main Street
Duncan, SC 29334
(TCA Site No. 25 — Spartanburg)

PROPERTY DESCRIPTION

Tax Map No. 5-25-00-122.00

All that certain piece, parcel or tract of land together with improvements thereon, situate, lying and being located in Spartanburg County, South Carolina, western side of the intersection of SC Highway 290 and Interstate Highway 85 as more particularly shown on that certain ALTA/ACSM Land title survey prepared by International Land Surveying, Inc., by Joseph H. Parker, Surveyors License No. L-11593 dated August 31, 1993, with the following metes and bounds as shown on said survey:

BEGINNING at an iron rod in the southern right-of-way Line of SC Highway 290 (83 feet from center), at its intersection with the western right-of-way line of Interstate Highway 85 and runs thence with the west right-of-way line of Interstate 85, the same being about 1 foot west of the control access fence the following courses and distances: South 41 degrees 14 minutes 36 seconds West 315.89 feet to an iron rod, South 39 degrees 30 minutes 02 seconds West 306.28 feet to an iron rod, South 43 degrees 39 minutes 02 seconds West 195.12 feet to an iron rod, South 48 degrees 56 minutes 26 seconds West 188.30 feet to an iron rod, South 52 degrees 07 minutes 47 seconds West 188.91 feet to an iron rod and South 52 degrees 07 minutes 25 seconds West 308.25 feet to an existing iron pipe in the western right-of-way line of Interstate Highway 85; thence North 38 degrees 26 minutes 11 seconds West 728.85 feet to an existing iron pipe in the east line of the right-of-way for Inglesby Parkway; thence along said line North 45 degrees 52 minutes 11 seconds East 820.04 feet to an iron rod in said line at its intersection with the new right-of-way line (50 feet from center) of Inglesby Parkway; thence with said new east right-of-way line of Inglesby Parkway North 47 degrees 02 minutes 05 seconds East 41.31 feet to a nail in said right-of-way line; thence continuing with said east right-of-way line North 44 degrees 44 minutes East 42.36 feet to an iron rod in said right-of-way Line; thence leaving said new right-of-way end with the original right-of-way North 45 degrees 52 minutes 11 seconds East 307.45 feet to a nail; thence continuing with said old right-of-way of Inglesby Parkway North 45 degrees 36 minutes 02 seconds East 189.29 feet to an iron rod in said right-of-way at its intersection with the new right-of-way for a site distance between Inglesby Parkway and SC Highway 290; thence with said site distance South 80 degrees 06 minutes 35 seconds East 100.19 feet to an iron rod where said site distance intersects the south right-of-way line of SC Highway 290; thence with the south right-of-way line of SC Highway 290 the following courses and distances: South 43 degrees 43 minutes 48 seconds East 5.74 feet to an iron rod, South 41 degrees 02 minutes 45 seconds East 211.23 feet to a con nail, South 38 degrees 23 minutes 27 seconds East 149.66 feet to a con nail, South 41 degrees 38 minutes 54 seconds East 190.13 feet to a con nail and South 43 degrees 45 minutes 47 seconds East 86.8 feet to the point of beginning, containing 25.733 acres, more or less.

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ALSO: All that parcel of land in Spartanburg County, South Carolina, situate at the southwest corner of the intersection of US Highway Interstate 85 and South Carolina Highway No. 290, designated as Tract 1-A, containing 30.06 acres, more or less, on a plat made for Oehmig Oil Co., Inc. By Neil R. Phillips, Surveyor, dated February 18, 1972 and recorded in Plat Book 67 at pages 16 and 17, and having according to said plat the following metes and bounds, to-wit:

BEGINNING at a bolt in the center line of South Carolina Highway No. 290, 309 feet northwesterly from the center line of I-85 at the point were I-85 is crossed by Highway 290, and running S 46-53 W 502.4 feet with highway right-of-way to a concrete monument; thence the following six courses continuing with the right-of-way of I-85, S. 37-20 W 166.3 feet; S 35-32 W 135.5 feet; S 47-20 W 198.4 feet; S 51-15 W 196.8 feet; S 50-55 W 263.2 feet; S 52-43 W 125.4 feet to an iron pin; thence leaving the right-of-way and running N 38-26 W 947.7 feet to an iron pin; thence N 55-44 E 1207.5 feet to an iron pin; thence N 45-36 E 301.2 feet to a nail and cap in center line of South Carolina Highway No. 290; thence with center line of Highway 290, S 43-07 E 758.8 feet to the beginning.

LESS AND EXCEPTED THEREFROM is all that certain tract or parcel ofland in Spartanburg County, South Carolina described as follows: From an old iron pin and common corner of properties of Oehmig Oil Co., Inc. and Allen J. Inglesby at the right of way of SC Highway 290, thence S 45-36 W for a distance of 263.62 feet to an old iron pin and common corner of properties of Oehmig Oil Co., Inc. and Allen J Inglesby, said corner being the point of beginning for survey and description of a parcel of land containing 2.873 acres, more or less, thence S 55-44 W 1206.04 feet to an old iron pin and corner; thence S 37-48 E 207.85 feet to an iron pin and corner; thence N 45-52 E 1211.13 feet to an old iron pin and point of beginning.

Said property more particularly described and conveyed by Deed to Allen J. Inglesby, et al. recorded in Deed Book 54 R at page 413, Register of Deeds for Spartanburg County, State of South Carolina.

ALSO LESS AND EXCEPTED THEREFROM is all that parcel or strip of land, in fee simple, with improvements thereon, if any, containing 28,297 square feet of land and being described as follows: within 52 feet, on the right, of the construction centerline of SC Route 290 between survey stations 140+97 and 142+00; thence along a transition to 62 feet at survey station 144+11; thence continuing along a transition to 76 feet at survey station 145+60; thence continuing along a transition to 83 feet at survey station 147+50 and continuing 83 feet to survey station 148+30, including rights of access as may be needed for controlled access facilities. Also herein condemned is land for a 90 foot x 65 foot triangular area on the right opposite of approximate mainline survey station 141+12 at the intersection of the right of way of SC Route 290 and Inglesby Parkway. Also within 40 feet on the left of the construction centerline of Inglesby Parkway between survey stations 0+37.5 and 4+0; thence along a transition to 50 feet at survey station 6+50 and continuing at 50 feet to survey station 8+50. Property herein condemned is measured from survey centerline of Inglesby Parkway between survey stations 4+10.01 and 8+50 (Tie Equality: 4+18.01 Relocation Back=4+17.94 original line Ahead.)

2

ALSO LESS AND EXCEPTED THEREFROM is all that certain parcel of land described as follows:

BEGINNING at a concrete right of way monument 83 feet from the construction centerline of SC Highway 290 and on the western right of way of Interstate 85 and running thence along the right of way of Interstate 85 S 41-17-13 W 17.06 feet to an old iron pin (½” rebar), said pin being 100 feet from the construction centerline of SC Highway 290, thence leaving the right of way of Interstate 85 and running along the new 100 foot right of way of SC Highway 290 43-45-47 W 41.47 feet to an old iron pin (½” rebar) thence N 20-44-15 W 43.46 feet to an iron pin (½” rebar), 83 feet from the construction centerline of SC Highway 290, thence running along the 83 foot right of way of SC Highway 290 S 43-45-47 E 40.00 feet to an old iron pin (½” rebar); thence continuing along the 83 foot right of way of SC Highway 290 S 43-45-47 E 40.00 feet to the point of beginning and containing 1992.52 square feet.

This is the same property conveyed to the SC Department of Transportation recorded August 8, 1997 in Deed Book 66 H at page 639.

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3.179 Manning, SC 3014 Paxville Highway Rt. 6, Box 200 Manning, SC 29102 (TCA Site No. 179)

PROPERTY DESCRIPTION

Tax Map No. 137-00-04-001

All that certain piece, parcel or tract of land with improvements thereon, located in the North Manning area, containing 15.10 acres:

POINT OF BEGINNING: a concrete monument (old mark) on the eastern US Interstate 95 right of way and the northern right of way of SC Highway 261 intersect:

THENCE along the I-95 right-of-way North 13-31-00 East a distance of 242.57 feet to a concrete monument (old mark);

THENCE continuing along the I-95 right-of-way North 13-30-14 East a distance of 222.30 feet to a concrete monument (old mark);

THENCE continuing along the I-95 right-of-way North 13-41-15 East a distance of 124.98 feet to a concrete monument (old mark);

THENCE continuing along the I -95 right-of-way along the arc of a curve - 339.86 feet with a radius of 1030,70 feet the chord bearing of North 23-00-06 East a distance of 338.33 feet to a concrete monument (old mark);

THENCE continuing along the I -95 right-of-way North 30-39-12 East a distance of 173.29 feet to a concrete monument (old mark);

THENCE continuing along the I -95 right-of-way North 41-53-33 East a distance of 549.29 feet to a concrete monument (old mark);

THENCE along a transition right-of-way South 65-32-54 East a distance of 28.14 feet to a concrete monument (old mark);

THENCE along the original I -95 frontage road now South Carolina Highway 8-14-758 (A.M. Mash Road) South 09-19-09 West a distance of 1817.85 feet to a railroad spike (set in pavement);

THENCE along aright-turn lane South 69-33-00 West a distance of 49.50 feet to a railroad spike (set in pavement) on the northern right-of-way South Carolina Highway 261;

THENCE along the northern right-of-way of S.C. 261 North 50-06-00 West a distance of 353.60 feet to an iron pipe corner;

THENCE continuing along the right-of-way of S.C. 261 North 42-15-00 West a distance of 206.90 feet to the point of beginning.

This being the identical property conveyed to National Auto/Truckstops, Inc by deed of Union Oil Company by deed dated April 13, 1993 and recorded April 23, 1993 in Deed Book A-238 at page 68.

3.117 Antioch, TN 13011 Old Hickory Blvd. Antioch, TN 37013 (TCA Site No. 117)

BEING LOT 1, RESUBDIVISION SECTION 3, PARCEL “A” INTERCHANGE CITY INDUSTRIAL PARK, AS OF RECORD IN PLAT BOOK 4600, PAGE 4, R.O.D.C., TENNESSEE AND RESERVED PARCEL “A”, ON THE PLAN OF REVISED SECTION III, INTERCHANGE CITY INDUSTRIAL PARK, AS OF RECORD IN PLAT BOOK 5050, PAGE 100, R.O.D.C., TENNESSEE, SAID LOT AND RESERVED PARCEL, LYING IN THE FIRST CIVIL DISTRICT, DAVIDSON COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIN BEING LOCATED ON THE EASTERLY RIGHT-OF-WAY OF OLD HICKORY BOULEVARD AND LYING BY THE SOUTHERLY LINE OF LOT(1), ON THE PLAN OF “MARATHON PETROLEUM SUBDIVISION”, AS OF RECORD IN PLAT BOOK 5966, PAGE 576, R.O.D.C, TENNESSEE AND BEING THE NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE LEAVING THE AFORESAID RIGHT OF WAY OF OLD HICKORY BOULEVARD AND RUNNING WITH THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT AND THE SOUTHERLY LINES OF THE ABOVE MENTIONED PLAN OF “MARATHON PETROLEUM SUBDIVISION”, AND THE PROPERTY, NOW OR FORMERLY CONVEYED TO “D.M.H. CONTRACTORS, INC.”, AS OF RECORD IN DEED BOOK 7714, PAGE 812, R.O.D.C., TENNESSEE SOUTH 86 DEGREES 35 MINUTES 18 SECONDS EAST, 1024.25 FEET TO AN IRON PIN SET AND BEING THE NORTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE, SOUTH 17 DEGREES 43 MINUTES 80 SECONDS EAST, 121.82 FEET TO AN EXISTING IRON PIN BEING LOCATED ON THE SOUTHWESTERLY RIGHT OF WAY OF GOULD BOULEVARD (FORMERLY KNOWN AS ANDY HOLT BOULEVARD); THENCE WITH THE SAID RIGHT OF WAY WITH THE FOLLOWING THREE (3) CALLS, COMMENCING WITH A CURVE TO THE LEFT WITH A DELTA OF 16 DEGREES 13 MINUTES 11 SECONDS, A RADIUS OF 746.20 FEET AND AN ARC LENGTH OF 211.24 FEET TO AN IRON PIN (SET); THENCE CONTINUING WITH THE SOUTHWESTERLY RIGHT OF WAY OF GOULD BOULEVARD SOUTH 17 DEGREES 53 MINUTES 47 SECONDS EAST, 1005.96 FEET TO A (EXISTING) CONCRETE MONUMENT; THENCE WITH A CURVE TO THE LEFT WITH A DELTA OF SOUTH MINUTES 46 SECONDS, A RADIUS OF 630.00 FEET AND AN ARC LENGTH OF 75.46 FEET TO AN IRON PIN SET, SAID PIN BEING THE SOUTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT AND THE NORTHEASTERLY CORNER OF LOT NO. 1, ON THE AFOREMENTIONED “REVISED SECTION III, INTERCHANGE CITY INDUSTRIAL PARK”; THENCE LEAVING THE RIGHT OF WAY OF GOULD BOULEVARD AND RUNNING WITH THE NORTHERLY LINE OF SAID LOT NO. 1, WITH THE FOLLOWING TWO (2) CALLS, SOUTH 72 DEGREES 06 MINUTES 13 SECONDS WEST, 239.88 FEET TO AN IRON PIN SET; THENCE SOUTH 43 DEGREES 35 MINUTES 52 SECONDS WEST, 208.67 FEET TO AN IRON PIN SET, SAID IRON PIN LYING IN THE NORTHEASTERLY RIGHT OF WAY OF INTERSTATE I-24 AND BEING THE SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE CONTINUING WITH SAID INTERSTATE RIGHT OF WAY NORTH 46 DEGREES 33 MINUTES 10 SECONDS WEST, 1640.85 FEET TO AN EXISTING CONCRETE HIGHWAY MONUMENT AND A BREAK IN THE RIGHT OF WAY; THENCE NORTH 28 DEGREES 33 MINUTES 00 SECONDS WEST, 708.94 FEET TO AN EXISTING CONCRETE MONUMENT LYING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT OF WAY OF AFORESAID INTERSTATE I-24 AND THE EASTERLY RIGHT OF WAY OF OLD HICKORY  BOULEVARD; THENCE CONTINUING WITH SAID OLD HICKORY BOULEVARD NORTH 6 DEGREES 20 MINUTES 44 SECONDS WEST, 302.53 FEET TO THE POINT OF BEGINNING AND CONTAINING 31.482 ACRES, MORE OR LESS.

LESS AND EXCEPT THAT PORTION OF THE LAND CONVEYED TO THE STATE OF TENNESSEE BY WARRANTY DEED OF RECORD IN BOOK 11048, PAGE 764, IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE AND THAT PORTION AS CONVEYED TO MICHAEL NARRATO, JR. BY DEED OF RECORD IN BOOK 11222, PAGE 524, ALSO IN SAID REGISTER’S OFFICE.

1

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC., A DELAWARE CORPORATION BY SPECIAL WARRANTY DEED FROM UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION OF RECORD IN BOOK 8918, PAGE 629; THE SAID NATIONAL AUTO/TRUCKSTOPS, INC. HAVING SINCE MERGED INTO TA OPERATING CORPORATION, A DELAWARE CORPORATION BY CERTIFICATE OF MERGER OF RECORD IN INSTRUMENT# 200011170114245, BOTH IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

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3.140 Jackson, TN 155 Hwy. 138 Denmark, TN 38391 (TCA Site No. 140 - Jackson)

Legal Description

Lying and being situated in the 7th Civil District of Madison County, Tennessee, and being more particularly described as follows: BEGINNING at a stake in the west margin of what is known in the year 1953 as the Providence Road and 30 feet from the center of same, and being 710 feet as measured along Providence Road in the southerly direction from the center of the overpass, and being further located and described as being the northeast corner of the Hawidns Cemetery; runs thence with the north line of the cemetery south 87 degrees 52 minutes west 75 feet; thence south 02 degrees 08 minutes east 75 feet to a stake, the southwest corner of the cemetery; thence across the open field south 44 degrees 22 minutes west 647.25 feet to a stake on a high bank; thence north 80 degrees 23 minutes west 670.00 feet toa stake in the south margin of the Interstate Highway No. 40 and 150 feet from the center line of same; thence with the existing fence row north 59 degrees 37 minutes east 450 feet to a stake; thence north 72 degrees 22 minutes east 445.00 feet to a concrete highway monument; thence south 15 degrees 08 minutes east 141 feet to a highway monument right-of-way marker in the west margin of the above mentioned Providence Road; thence with said road south 02 degrees 08 minutes east 264.00 feet to the beginning.

DESCRIPTION OF THE UNION OIL COMPANY OF CALIFORNIA, DBA UNOCAL PROPERTY IN MADISON COUNTY, TENNESSEE RECORDED IN BOOK 480, PAGE 234:

BEGINNING AT A FOUND T-POST IN THE SOUTH RIGHT OF WAY LINE OF U. S. HIGHWAY I-40 (150 FEET FROM THE CENTERLINE), SAID POINT BEING IN THE WEST LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234; THENCE NORTH 59 DEGREES 37 MINUTES 00 SECONDS EAST WITH THE SOUTH RIGHT OF WAY LINE OF U. S. HIGHWAY I-40, 449.69 FEET TO A POINT; THENCE NORTH 72 DEGREES 02 MINUTES 42 SECONDS EAST WITH THE SOUTH RIGHT OF WAY LINE OF U. S. HIGHWAY I-40, 444.59 FEET TO A FOUND RIGHT OF WAY MONUMENT; THENCE SOUTH 15 DEGREES 48 MINUTES 42 SECONDS EAST WITH THE WEST RIGHT OF WAY LINE OF PROVIDENCE ROAD, 141.00 FEET TO A SET IRON PIN (30 FEET FROM THE CENTERLINE); THENCE SOUTH 02 DEGREES 16 MINUTES 14 SECONDS EAST WITH THE WEST LINE OF PROVIDENCE ROAD, 262.19 FEET TO A SET IRON PIN IN THE NORTH LINE OF HAWKINS FAMILY CEMETERY; THENCE NORTH 88 DEGREES 59 MINUTES 56 SECONDS WEST WITH THE NORTH LINE OF HAWKINS FAMILY CEMETERY, 75.00 FEET TO A SET IRON PIN; THENCE SOUTH 01 DEGREES 00 MINUTES 04 SECONDS WEST WITH THE WEST LINE OF HAWKINS FAMILY CEMETERY, 75.00 FEET TO A SET IRON PIN IN THE SOUTH LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234; THENCE SOUTH 43 DEGREES 20 MINUTES 31 SECONDS WEST WITH THE SOUTH LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234, 647.53 FEET TO A FOUND T-POST IN THE WEST LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234; THENCE NORTH 30 DEGREES 23 MINUTES 53 SECONDS WEST WITH THE WEST LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234, 669.84 FEET TO THE POINT OF BEGINNING AND CONTAINING 434,276 SQUARE FEET OR 9.970 ACRES OF LAND.

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC. BY DEED FROM UNION OIL COMPANY OF CALIFORNIA OF RECORD IN BOOK 528, PAGE 197, REGISTER’S OFFICE FOR MADISON COUNTY, TENNESSEE. NATIONAL AUTO/TRUCKSTOPS, INC. HAVING SINCE MERGED INTO TA OPERATING CORPORATION AS EVIDENCES BY CERTIFICATE OF MERGER OF RECORD IN BOOK CH38, PAGE 854, SAID REGISTER’S OFFICE.

3.157 Franklin, TN
4400 Peytonsville Road
Franklin, TN 37064
(TCA Site No. 157)

Legal Description

LAND IN THE TENTH CIVIL DISTRICT, WILLIAMSON COUNTY, TENNESSEE, BEING DESCRIBED ACCORDING TO AN UNRECORDED SURVEY BY INTERNATIONAL LAND SURVEYING, INC., 611 24TH AVENUE S. W. SUITE C, NORMAN, OKLAHOMA 73069, DATED FEBRUARY 19, 1993, PATRICK S. COODE, SURVEYOR, LICENSE NO. 855, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH RIGHT-OF-WAY LINE OF GOOSE CREEK BY-PASS (HAVING AN EXISTING 80 FOOT RIGHT-OF-WAY), SAID POINT BEING NORTH 8° 29’ 50” EAST 40 FEET FROM A CONCRETE MONUMENT AT HIGHWAY STATION 528.00; THENCE ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF GOOSE CREEK BY PASS NORTH 58° 50’ WEST 106.14 FEET TO A CONCRETE MONUMENT; THENCE NORTH 12° 00’ WEST 757.51 FEET ALONG THE EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE 65 TO A CONCRETE MONUMENT; THENCE SOUTH 86° 40’ 55” EAST 866.77 FEET TO A CONCRETE MONUMENT; THENCE SOUTH 8° 30’ 01” WEST 828.91 FEET TO A CONCRETE MONUMENT ON THE NORTH RIGHT-OF-WAY LINE OF GOOSE CREEK BY-PASS; THENCE NORTH 81° 28’ 41” WEST 500 FEET ALONG THE NORTH RIGHT-OF-WAY LINE OF GOOSE CREEK BY-PASS TO THE POINT OF BEGINNING.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

BEING A TRACT OR PARCEL OF LAND LYING IN THE TENTH CIVIL DISTRICT, WILLIAMSON COUNTY, TENNESSEE, SAID TRACT OR PARCEL BEING BOUNDED ON THE SOUTH BY GOOSE CREEK BY-PASS AND ON THE WEST BY INTERSTATE I-68 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING CONCRETE HIGHWAY MONUMENT BEING LOCATED ON THE NORTHERLY RIGHT OF WAY OF GOOSE CREEK BY-PASS (100’ RIGHT OF WAY) AND LYING IN THE WESTERLY LINE OF THE PROPERTY NOW OR FORMERLY CONVEYED TO MARKETING CO.’, AS OF RECORD IN VOLUME 803, PAGE 889, R.O.W.C, TENNESSEE AND BEING THE SOUTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE WITH THE NORTHERLY RIGHT OF WAY GOOSE CREEK BY-PASS N81 28’41” W, 500.00 FEET TO AN IRON PIN (SET) AT THE INTERSECTION OF AFORESAID RIGHT OF WAY AND IN THE EASTERLY RIGHT OF WAY OF INTERSTATE 1-65; THENCE CONTINUING WITH SAID EASTERLY RIGHT OF WAY OF INTERSTATE 1-65 WITH THE FOLLOWING TWO CALLS N58 50’00”W, 106.14 FEET TO AN IRON PIN (SET) AND N12 00’00”W, 757.51 FEET TO AN EXISTING CONCRETE HIGHWAY MONUMENT LYING IN THE EASTERLY RIGHT OF WAY OF AFORESTATED INTERSTATE 1-65, AT THE SOUTHWESTERLY CORNER OF THE PROPERTY NOW OR FORMERLY CONVEYED TO “FRANKLIN BUSINESS PARK”, AS OF RECORD IN PLAT BOOK 15, PAGE 83. R.O.W.C., TENNESSEE AND BEING THE NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT THENCE WITH THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT S86 40’55”E, 966.77 FEET TO AN EXISTING CONCRETE MONUMENT AT THE NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE WITH THE EASTERLY LINE OF THE HEREIN DESCRIBED TRACT S8 30’01’W, 828.91 FEET TO THE POINT OF BEGINNING AND CONTAINING 13.192 ACRES MORE OR LESS.

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC., A DELAWARE COPORATION BY SPECIAL WARRANTY DEED FROM UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION OF RECORD IN BOOK 1066, PAGE 941, REGISTER’S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE; THE SAID NATIONAL AUTO/TRUCKSTOPS, INC., A DELAWARE COPORATION HAVING BEEN MERGED INTO TA OPERATING CORPORATION, A DELAWARE CORPORATION, BY ARTICLES OF MERGER OF RECORD IN BOOK     , PAGE     , REGISTER’S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE.

3.107 Knoxville West, TN
615 Watt Road
Knoxville, TN 37922
(TCA Site No. 107 — Knoxville West)

TRACT 1 (FEE SIMPLE): BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIN LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 12 DEGREES 09 MINUTES EAST, 249.4 FEET FROM THE INTERSECTION OF THE CENTERLINE OF HICKORY CREEK ROAD AT THE RIGHT-OF-WAY OF WATT ROAD; THENCE SOUTH 30 DEGREES 07 MINUTES 07 SECONDS EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET; THENCE SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD; THENCE, ALONG THE WESTERLY MARGIN OF OLD WATT ROAD, THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST,188.32 FEET TO AN IRON PIN SET; THENCE SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17.79 FEET TO AN EXISTING IRON PIN; THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO A IRON PIN SET; THENCE SOUTH 54 DEGREES 33 MINUTES 20 SECONDS, WEST, 243.44 FEET TO AN EXISTING IRON PIN; THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE; THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN; THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN; THENCE SOUTH 40 DEGREES 49 MINUTES 35 SECONDS EAST, 622.37 FEET TO AN IRON PIN SET; THENCE NORTH 58 DEGREES 38 MINUTES 11 SECONDS EAST, 378.70 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO THE POINT OF BEGINNING.

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC. A DELAWARE CORPORATION BY WARRANTY DEED FROM UNION OIL COMPANY OF CALIFORNIA OF RECORD IN DEED BOOK 2102, PAGE 432, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND OF RECORD IN DEED BOOK 205, PAGE 82, IN THE REGISTER’S OFFICE FOR LOUDON COUNTY, TENNESSEE; AND BY SPECIAL WARRANTY DEED OF RECORD IN DEED BOOK 2311, PAGE 232 IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND OF RECORD IN DEED BOOK 243, PAGE 161, OF RECORD IN THE REGISTER’S OFFICE FOR LOUDON COUNTY, TENNESSEE.

TRACT II (LEASEHOLD); BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, AND WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND PARCEL ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT AND HICKORY CREEK ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIN LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 12 DEGREES 09 MINUTES EAST, 249.4 FEET FROM THE INTERSECTION OF THE CENTERLINE OF HICKORY CREEK ROAD AT THE RIGHT-OF-WAY OF WATT ROAD; THENCE SOUTH 58 DEGREES 38 MINUTES 11 SECONDS WEST, 378.70 FEET CROSSING THE KNOX COUNTY AND LOUDON COUNTY LINE TO AN IRON PIN SET IN LOUDON COUNTY; THENCE NORTH 40 DEGREES 49 MINUTES 35 SECONDS WEST, 622.37 FEET TO AN EXISTING IRON PIN; THENCE, NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO A SET IRON PIN IN KNOX COUNTY; THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD; THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN; THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN; THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT-OF-WAY LINE TO A SET

1

IRON PIN; THENCE, SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN; THENCE SOUTH 39 DEGREES 16 MINUTES 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 299, 378 SQUARE FEET OR 6.87 ACRES MORE OR LESS.

BEING THE SAME PROPERTY LEASED TO UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION , AS EVIDENCED BY MEMORANDUM OF LEASE FROM MICHAEL L. PALMER, DAVID L. PALMER, INDIVIDUALLY AND AS TRUSTEE, RICHARD L. PALMER, JOHN E. PALMER, REMAINDERMEN, AND VIRGINIA JEWELL HUBBS PALMER, LIFE TENANT, DATED FEBRUARY 17, 1988, OF RECORD IN TRUST DEED BOOK 2344, PAGE 318 AND AS ASSIGNED TO NATIONAL AUTO/TRUCKSTOPS, INC. BY ASSIGNMENT OF RECORD IN TRUST DEED BOOK 2738, PAGE 1197, ALL IN THE KNOX COUNTY REGISTER’S OFFICE.

BOTH OF THE ABOVE DESCRIBED PARCELS BEING THE SAME AS FOLLOWS:

TRACT 1 (FEE SIMPLE)

BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES, 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD;

THENCE, SOUTH 30 DEGREES 07 MINUTES EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET;

THENCE, SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD;

THENCE ALONG THE WESTERLY MARGIN OF OLD WATT ROAD THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST, 188.32 FEET TO AN IRON PIN SET;

THENCE, SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17.79 FEET TO AN EXISTING IRON PIN;

THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO AN IRON PIN SET IN THE SOUTH EASEMENT LINE OF A TVA TRANSMISSION LINE;

THENCE RUNNING WITH SAID LINE, SOUTH 54 DEGREES 33 MINUTES 20 SECONDS WEST, 243.44 FEET TO AN EXISTING IRON PIN, SAID LINE BEING 50 FEET SOUTH AT RIGHT ANGLES AND PARALLEL TO THE CENTERLINE OF SAID TVA TRANSMISSION LINE;

THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE;

THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN;

THENCE SOUTH 40 DEGREES 49 MINUTES 35 SECONDS EAST, 622.37 FEET TO AN IRON PIN SET;

2

THENCE NORTH 58 DEGREES 38 MINUTES 11 SECONDS EAST, 378.70 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO THE POINT OF BEGINNING CONTAINING 806,118 SQUARE FEET OR 18.50 ACRES.

TRACT 2 (LEASEHOLD)

BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE AND WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND PARCEL ALSO BEING LOCATED IN THE THE CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT AND HICKORY CREEK ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD;

THENCE SOUTH 58 DEGREES 38 MINUTES 11 SECONDS WEST, 378,70 FEET CROSSING THE KNOX COUNTY AND LOUDON COUNTY LINE TO AN IRON PIN SET IN LOUDON COUNTY;

THENCE NORTH 40 DEGREES 49 MINUTES 35 SECONDS WEST, 622. 37 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO AN EXISTING IRON PIN IN KNOX COUNTY;

THENCE NORTH 41 DEGREE 42 MINUTE 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD;

THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN;

THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN;

THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT OF WAY LINE TO A SET IRON PIN;

THENCE SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN;

THENCE SOUTH 39 DEGREES 16 MINUTES 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING , CONTAINING 299,378 SQUARE FEET OR 6.87 ACRES, MORE OR LESS.

TRACTS 1 AND 2 COMBINED

BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD;

THENCE SOUTH 30 DEGREES 07 MINUTES 07 SECONDS EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET;

THENCE SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD;

THENCE ALONG THE WESTERLY MARGIN OF OLD WATT ROAD THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST, 188.32 FEET TO AN IRON PIN SET;

THENCE SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17.79 FEET TO AN EXISTING IRON PIN;

3

THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO AN IRON PIN SET IN THE SOUTH EASEMENT LINE OF A TVA TRANSMISSION LINE;

THENCE RUNNING WITH SAID LINE, SOUTH 54 DEGREES 33 MINUTES 20 SECONDS WEST, 243.44 FEET TO AN EXISTING IRON PIN; SAID LINE BEING 50 FEET SOUTH AT RIGHT ANGLES AND PARALLEL TO THE CENTERLINE OF SAID TVA TRANSMISSION LINE;

THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE;

THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO AN EXISTING IRON PIN IN KNOX COUNTY;

THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD;

THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN;

THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN;

THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT OF WAY LINE TO A SET IRON PIN;

THENCE SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN;

THENCE SOUTH 39 DEGREES 16 MINUTE 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 1,105,496 SQUARE FEET OR 25.37 ACRES MORE OR LESS.

4

3.013 Knoxville, TN
608 Lovell Road
Knoxville, TN 37932
(TCA Site No. 13)

LAND LYING IN KNOX COUNTY, BEGINNING AT AN IRON PIN IN THE SOUTHWEST RIGHT-OF-WAY OF DUTCHTOWN ROAD AND BEING NORTH 13 DEGREES 02 MINUTES 00 SECONDS EAST, 397.3 FEET FROM AN IRON PIN MARKING THE POINT OF INTERSECTION OF DUTCHTOWN ROAD AND LOVELL ROAD; THENCE LEAVING SAID RIGHT-OF-WAY SOUTH 70 DEGREES 10 MINUTES 24 SECONDS WEST, 211.74 FEET (PLATTED SOUTH 70 DEGREES 40 MINUTES WEST, 211.33 FEET) TO AN IRON PIN; THENCE NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 365.50 FEET (PLATTED NORTH 43 DEGREES 09 MINUTES WEST, 365.60 FEET) TO AN IRON PIN; THENCE SOUTH 46 DEGREES 38 MINUTES 31 SECONDS WEST, 150.00 FEET (PLATTED SOUTH 46 DEGREES 51 MINUTES WEST, 150.00 FEET) TO AN IRON PIN; THENCE NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 312.18 FEET (PLATTED NORTH 43 DEGREES 09 MINUTES WEST, 312.18 FEET) TO AN IRON PIN; THENCE NORTH 40 DEGREES 41 MINUTEST 29 SECONDS WEST, 196.80 FEET (PLATTED NORTH 40 DEGREES 29 MINUTES WEST, 196.80 FEET) TO AN IRON PIN; THENCE NORTH 32 DEGREES 33 MINUTES 29 SECONDS WEST, 381.87 FEET (PLATTED NORTH 32 DEGREES 21 MINUTES WEST, 381.87 FEET) TO AN IRON PIN THENCE NORTH 47 DEGREES 41 MINUTES 00 SECONDS 890.87 FEET (PLATTED NORTH 47 DEGREES 41 MINUTES EAST, 890.87 FEET) TO AN IRON PIN; THENCE SOUTH 77 DEGREES 47 MINUTES 36 SECONDS EAST, 572.21 FEET (PLATTED SOUTH 78 DEGREES 11 MINUTES EAST, 374.22 FEET) TO AN IRON PIN; THENCE SOUTH 4 DEGREES 40 MINUTES 58 SECONDS WEST, 363.75 FEET (PLATTED SOUTH 4 DEGREES 45 MINUTES WEST, 363.50 FEET) ALONG THE RIGHT OF WAY OF DUTCHTOWN ROAD TO AN IRON PIN; THENCE LEAVING SAID RIGHT OF WAY NORTH 88 DEGREES 20 MINUTES 36 SECONDS WEST, 275.84 FEET (PLATTED NORTH 88 DEGREES 40 MINUTES WEST, 275.88 FEET) TO AN IRON PIN; THENCE SOUTH 5 DEGREES 13 MINUTES 13 SECONDS WEST, 273.74 FEET (PLATTED SOUTH 4 DEGREES 55 MINUTES WEST, 273.70 FEET) TO AN IRON PIN; THENCE SOUTH 88 DEGREES 21 MINUTES 11 SECONDS EAST, 275.75 FEET (PLATTED SOUTH 89 DEGREES 40 MINUTES EAST, 275.88 FEET) TO AN IRON PIN; THENCE SOUTH 5. DEGREES 02 MINUTES 58 SECONDS WEST, 625.72 FEET (PLATTED SOUTH 4 DEGREES 55 MINUTES WEST, 632.00 FEET) ALONG THE RIGHT OF WAY OF DUTCHTOWN ROAD TO THE POINT OF BEGINNING CONTAINING 24.53 ACRES MORE OR LESS AS SHOWN ON SURVEY BY SIZEMORE LYNCH SURVEYORS, PROJECT NO. 2164, DATED 10/4/93.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

SITUATE IN THE SIXTH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CORPORATE LIMITS OF THE CITY OF KNOXVILLE, TENNESSEE, BEING A CERTAIN TRACT OR PARCEL OF LAND LYING BETWEEN LOVELL ROAD AND DUTCHTOWN ROAD, AS SHOWN ON THE MAP OF THE SAME OF RECORD IN CABINET E, SLIDE 90B (MAP BOOK 56-S, PAGES 51 AND 52), IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN IN THE WEST RIGHT OF WAY OF DUTCHTOWN ROAD, SAID IRON PIN BEING CORNER TO PROPERTY OF ALBERT D. BARDILL, AS SET FORTH IN WARRANTY DEED BOOK 765, PAGE 431, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE, AND DISTANT IN A NORTHERLY DIRECTION, 397.3 FEET FROM THE POINT OF INTERSECTION OF DUTCHTOWN AND LOVELL ROAD; THENCE FROM SAID BEGINNING IRON PIN LEAVING THE RIGHT OF WAY OF SAID ROAD AND ALONG THE BARDILL BOUNDARY, SOUTH 70 DEGREES 10 MINUTES 24 SECONDS WEST, 211.74 FEET TO AN IRON PIN IN THE BOUNDARY OF THE PROPERTY OF STAR ENTERPRISES, AS SET FORTH IN WARRANTY DEED BOOK 1991, PAGE 54 IN SAID REGISTER’S OFFICE; THENCE ALONG SAID BOUNDARY, NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 365.60 FEET TO AN IRON PIN; THENCE SOUTH 46 DEGREES 38 MINUTES 31 SECONDS WEST, 150.00 FEET TO AN IRON PIN IN THE NORTHEAST RIGHT OF WAY OF LOVELL ROAD; THENCE ALONG SAID RIGHT OF WAY, NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 312.18 FEET TO AN IRON PIN; THENCE NORTH 40 DEGREES 41 MINUTES 29 SECONDS WEST, 196.80 FEET TO AN IRON PIN; THENCE NORTH 32 DEGREES 33 MINUTES 29 SECONDS WEST, 381.87 FEET TO AN IRON PIN; THENCE LEAVING THE RIGHT OF WAY OF SAID ROAD, NORTH 47 DEGREES 41 MINUTES 00 SECONDS EAST, 890.86 FEET TO AN IRON PIN; THENCE SOUTH 77 DEGREES 47 MINUTES 36 SECONDS EAST, 572.21 FEET TO AN IRON PIN IN THE WEST RIGHT OF WAY OF DUTCHTOWN ROAD; THENCE ALONG SAID RIGHT OF WAY, SOUTH 4 DEGREES 40 MINUTES 58 SECONDS WEST, 363.25 FEET TO AN IRON PIN, THENCE LEAVING SAID RIGHT OF WAY AND ALONG THE BOUNDARY OF GUNCRAFT SPORTS, INC., AS SET FORTH IN WARRANTY DEED BOOK 2015, PAGE 1045, IN SAID REGISTER’S OFFICE, NORTH 88 DEGREES 20 MINUTES 36 SECONDS WEST, 275.84 FEET TO AN IRON PIN; THENCE SOUTH 5 DEGREES 13 MINUTES 13 SECONDS WEST, 273.74 FEET TO AN IRON PIN; THENCE SOUTH 88 DEGREES 21 MINUTES 11 SECONDS EAST, 275.75 FEET TO AN IRON PIN IN THE WEST RIGHT OF WAY OF DUTCHTOWN ROAD; THENCE ALONG SAID RIGHT OF WAY, SOUTH 5 DEGREES 02 MINUTES 58 SECONDS WEST, 635.72 FEET TO AN IRON PIN IN THE BOUNDARY OF ALBERT D. BARDILL, THE PLACE OF BEGINNING, CONTAINING 24.53 ACRES; AND BEING ACCORDING TO THE SURVEY OF INTERNATIONAL LAND SURVEYING, INC., RICHARD S. LYNCH, SURVEYOR, DATED 4 OCTOBER 193, DRAWING NO. 93-08-01-022.

LESS AND EXCEPT THAT PROPERTY AS CONVEYED TO KNOX COUNTY, A GOVERNMENTAL ENTITY OF KNOX COUNTY, TENNESSEE BY CORPORATE WARRANTY DEED OF RECORD IN DEED BOOK 2213, PAGE 331, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND THAT PROPERTY CONVEYED TO S & E PROPERTIES BY SPECIAL WARRANTY DEED OF RECORD IN INSTRUMENT # 200312230064345, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE.

THERE IS ALSO CONVEYED HEREWITH AN EASEMENT 30 FEET IN WIDTH FOR SEWAGE LINE RUNNING 100 FEET ALONG LOVELL ROAD FROM TURKEY CREEK OVER PROPERTY OF A.D. BARDILL, AS SHOWN ON AFORESAID MAP OF RECORD.

BEING THE SAME PROPERTY AS CONVEYED TO TA OPERATING CORPORATION, A DELAWARE CORPORATION BY SPECIAL WARRANTY DEED FROM BP EXPLORATION & OIL, INC., AN OHIO CORPORATION OF RECORD IN DEED BOOK 2126, PAGE 877 AND BY QUITCLAIM DEED OF RECORD IN DEED BOOK 2126, PAGE 881, IN THE REGISTER’S OFFICE FOR KNOX COUNTY TENNESSEE.

3.034 Nashville, TN
111 N. First Street
Nashville, TN 37213
(TCA Site No. 34)

LYING IN THE FIRST CIVIL DISTRICT, METROPOLITAN NASHVILLE, DAVIDSON COUNTY, TENNESSEE,

BEGINNING AT AN IRON ROD SET ON THE NORTH RIGHT-OF-WAY LINE OF MAIN STREET ON JAMES ROBERTSON PARKWAY FRONTAGE ROAD, AT THE SOUTHEASTERLY END OF THE RETURN CURVE FOR NORTH FIRST STREET; THENCE,

1.   WITH SAID RETURN CURVE TO THE RIGHT, HAVING A RADIUS OF 18.86 FEET, A DELTA ANGLE OF 94 DEGREES 35 MINUTES 11 SECONDS, A CHORD OF NORTH 62 DEGREES 02 MINUTES 06 SECONDS WEST, 27.71 FEET, AND AN ARC DISTANCE OF 31.13 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY AND BEING ON THE EAST RIGHT-OF-WAY LINE OF NORTH FIRST STREET, THENCE,

2.   WITH SAID EAST RIGHT-OF-WAY LINE OF NORTH FIRST STREET, NORTH 14 DEGREES 44 MINUTES 31 SECONDS WEST, A DISTANCE OF 626.29 FEET TO A TACK SET IN LEAD, THENCE,

3.   CONTINUING WITH SAID EAST RIGHT-OF-WAY LINE OF NORTH FIRST STREET, NORTH 00 DEGREES 46 MINUTES 54 SECONDS EAST, A DISTANCE OF 268.94 FEET TO AN EXISTING P.K. NAIL AT THE SOUTHWEST CORNER OF THE LAND OF FRANCES B. SWIFT, AS OF RECORD IN DEED BOOK 8494, PAGE 740, IN SAID REGISTER’S OFFICE, THENCE;

4.   WITH THE SOUTH LINE OF SAID SWIFT LAND, NORTH 73 DEGREES 47 MINUTES 55 SECONDS EAST, A DISTANCE OF 417.00 FEET TO AN IRON ROD SET AT THE SOUTHEAST CORNER THEREOF, THENCE,

5.   WITH THE EAST LINE OF SAID SWIFT LAND, NORTH 35 DEGREES 42 SECONDS 55 MINUTES EAST, A DISTANCE OF 75.00 FEET TO AN IRON ROD SET, THENCE,

6.   CONTINUING WITH THE EAST LINE OF SAID SWIFT LAND, NORTH 10 DEGREES 31 MINUTES 05 SECONDS WEST, A DISTANCE OF 66.17 FEET TO AN IRON ROD SET ON THE SOUTH RIGHT-OF-WAY LINE OF CSX RAILROAD; THENCE,

7.   WITH SAID SOUTH RIGHT-OF-WAY LINE OF CSX RAILROAD, NORTH 72 DEGREES 58 MINUTES 55 SECONDS EAST, A DISTANCE OF 424.87 FEET TO AN EXISTING IRON ROD ON THE WEST RIGHT-OF-WAY LINE OF INTERSTATE 65; THENCE,

8.   CONTINUING WITH SAID WEST RIGHT-OF-WAY OF INTERSTATE 65, AND WITH A FENCE, SOUTH 16 DEGREES 12 MINUTES 18 SECONDS WEST, A DISTANCE OF 141.68 FEET TO AN IRON ROD SET; THENCE,

9.   CONTINUING WITH SAID WEST RIGHT-OF-WAY OF INTERSTATE 65, AND WITH SAID FENCE, SOUTH 26 DEGREES 47 MINUTES 52 SECONDS EAST, A DISTANCE OF 272.95 FEET TO AN IRON ROD SET AT THE NORTHEAST CORNER OF THE LAND OF TATG, INC. OF RECORD IN DEED BOOK 7488, 776 IN SAID REGISTER’S OFFICE; THENCE,

10. WITH THE NORTH LINE OF SAID TATG LAND, SOUTH 73 DEGREES 46 MINUTES 24 SECONDS WEST, A DISTANCE OF 240.90 FEET TO AN IRON ROD SET AT THE NORTHWEST CORNER THEREOF; THENCE,

11. WITH THE WEST LINE OF SAID TATG LAND, SOUTH 16 DEGREES 28 MINUTES 05 SECONDS EAST, A DISTANCE OF 9.02 FEET TO AN IRON ROD SET ON THE RIGHT-OF-WAY LINE OF THE NORTHERLY END OF SECOND STREET; THENCE,

12. WITH SAID RIGHT-OF-WAY LINE OF NORTH SECOND STREET, AND WITH A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 50.00 FEET, A DELTA ANGLE OF 152 DEGREES 25 MINUTES 50 SECONDS, A CHORD OF SOUTH 09 DEGREES 10 MINUTES 50 SECONDS WEST, 97.12 FEET, AND ARC DISTANCE OF 133.02 FEET TO AN IRON ROD SET AT THE POINT OF REVERSE CURVATURE; THENCE,

13.   CONTINUING WITH SAID RIGHT-OF-WAY LINE OF NORTH SECOND STREET, AND WITH A TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 18.44 FEET, A DELTA ANGLE OF 50 DEGREES 34 MINUTES 00 SECONDS, A CHORD OF SOUTH 41 DEGREES 45 MINUTES 05 SECONDS EAST, 15.75 FEET, AND ARC DISTANCE OF 16.27 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY, THENCE,

14.   CONTINUING WITH SAID WEST RIGHT-OF-WAY LINE OF NORTH SECOND STREET, SOUTH 16 DEGREES 28 MINUTES 05 SECONDS EAST, A DISTANCE OF 492.27 FEET TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE; THENCE,

1

15.   WITH SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 19.09 FEET, A DELTA ANGLE OF 94 DEGREES 21 MINUTES 00 SECONDS. A CHORD OF SOUTH 30 DEGREES 42 MINUTES 25 SECONDS WEST, 27.87 FEET, AND AN ARC DISTANCE OF 31.29 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY AND ON THE NORTH LIEN OF SAID MAIN STREET, THENCE, WITH SAID NORTH RIGHT-OF-WAY LINE OF MAIN STREET AND THE FOLLOWING 9 CALLS (LINES 16 THROUGH 24);

16.   SOUTH 77 DEGREES 45 MINUTES 18 SECONDS WEST, A DISTANCE OF 178.61 FEET, TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE; THENCE,

17.   WITH SAID CURVE TO THE LEFT, HAVING A RADIUS OF 150.20 FEET, A DELTA ANGLE OF 17 DEGREES 05 MINUTES 25 SECONDS, A CHORD OF SOUTH 63 DEGREES 59 MINUTES 12 SECONDS WEST, 44.62 FEET, AND AN ARC DISTANCE OF 44.80 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY; THENCE,

18.   SOUTH 51 DEGREES 52 MINUTES 42 SECONDS WEST, A DISTANCE OF 25.14 FEET TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE; THENCE,

19.   WITH SAID CURVE TO THE LEFT, HAVING A RADIUS OF 121.97 FEET, A DELTA ANGLE OF 25 DEGREES 52 MINUTES 00 SECONDS, A CHORD OF SOUTH 64 DEGREES 27 MINUTES 55 SECONDS WEST, 54.60 FEET, AND AN ARC DISTANCE OF 55.07 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY; THENCE,

20.   SOUTH 77 DEGREES 23 MINUTES 55 SECONDS WEST, A DISTANCE OF 42.94 FEET TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE, THENCE,

21.   WITH SAID CURVE TO THE LEFT, HAVING A RADIUS OF 4583.38 FEET, A DELTA OF 01 DEGREE 15 MINUTES 01 SECONDS, A CHORD OF SOUTH 76 DEGREES 46 MINUTES 24 SECONDS WEST, 100.01 FEET, AND AN ARC DISTANCE OF 100.02 FEET TO AN IRON ROD SET AT THE POINT OF COMPOUND CURVATURE; THENCE,

22.   WITH A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 881.37 FEET, A DELTA ANGLE OF 05 DEGREES 31 MINUTES 31 SECONDS, A CHORD OF SOUTH 73 DEGREES 23 MINUTES 08 SECONDS WEST, 84.96 FEET, AND AN ARC DISTANCE OF 84.99 FEET TO AN IRON ROD, THENCE,

23.   SOUTH 71 DEGREES 50 MINUTES 19 SECONDS WEST, A DISTANCE OF 61.01 FEET TO AN IRON ROD SET; THENCE,

24.   SOUTH 70 DEGREES 40 MINUTES 02 SECONDS WEST, A DISTANCE OF 74.69 FEET TO THE POINT OF BEGINNING.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND;

LAND IN DAVIDSON COUNTY, TENNESSEE, BEING LOT NOS. 1, 2, 3 AND 4 ON THE PLAN OF RESUBDIVISION OF LOT NUMBER OF PART OF LOT NUMBER 1 THRU 15, 66 THRU 93 AND PORTIONS OF STREETS AND ALLEYS SHOWN ON SHELBY’S FIRST ADDITION TO EDGEFIELD, AS OF RECORDING BOOK 12, PAGE 524, REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE, AS OF RECORD IN PLAT BOOK 5200, PAGE 72, REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

BEING THE SAME PROPERTY CONVEYED TO TRUCKSTOPS CORPORATION OF AMERICA, BY DEED FROM MARTHA WHITE FOODS, INC. AS OF RECORD IN BOOK 5302, PAGE 842; BY DEED FROM WAYNE WALLACE, ET AL, AS OF RECORD IN BOOK 5302, PAGE 846; BY DEED FROM THIRD NATIONAL BANK IN NASHVILLE, SUCCESSOR TRUSTEE, AS OF RECORD IN BOOK 5302, PAGE 849; BY DEED FROM E.B. SMITH, JR., AND WIFE, KATHRYN KEENAN SMITH, AS OF RECORD IN BOOK 5302, PAGE 852; BY DEED FROM LOUISVILLE AND NASHVILLE RAILROAD COMPANY, AS OF RECORD IN BOOK 5305, PAGE 564; BY DEED FROM JOHN E. PATTON AND WIFE, RITA PATTON, AS OF RECORD IN BOOK 5256, PAGE 798, BY DEED FROM RAMEL ADVERTISING ASSOCIATES OF TENNESSEE, A limited PARTNERSHIP, AS OF RECORD IN BOOK 5357, PAGE 994, BY DEED FROM RYDER SYSTEM, INC. AS OF RECORD IN BOOK 6225, PAGE 944, REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

BEING ALSO DESCRIBED ACCORDING TO A SURVEY MADE BY INTERNATIONAL LAND SURVEYING, INC., DATED SEPTEMBER 13, 1993, DWG. NO. 93-08-01;027 AS FOLLOWS:

2

LYING IN THE FIRST CIVIL DISTRICT, METROPOLITAN NASHVILLE-DAVIDSON COUNTY, TENNESSEE, BEING THE LAND OF TRUCKSTOPS CORPORATION OF AMERICA, AS OF RECORD IN DEED BOOK 5302, PAGE 842, DEED BOOK 5302, PAGE 846, DEED BOOK 5302, PAGE 849, DEED BOOK 5302, PAGE 852; DEED BOOK 5305, PAGE 564; DEED BOOK 5256, PAGE 798; DEED BOOK 5257, PAGE 994; AND DEED BOOK 6225, PAGE 944 ALL IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE, SAID LAND ALSO BEING ALL OF LOTS 1, 2, 3 AND 4 ON THE PLAN OF “RESUBDIVISION OF LOT NUMBER OR PART OF LOT NUMBERS 1 THRU 15, 66 THRU 93 AND PORTIONS OF STREETS AND ALLEYS SHOWN ON SHELBY’S FIRST ADDITIONS TO EDGEFIELD, AS OF RECORD IN BOOK 12, PAGE 524, R.O.D.C.” SAID RESUBDIVISION AS OF RECORD IN BOOK 5200, PAGE 72, IN SAID REGISTER’S OFFICE.

BEING THE SAME PROPERTY CONVEYED TO TA OPERATING CORPORATION, A DELAWARE CORPORATION BY SPECIAL WARRANTY DEED FROM TRUCKSTOPS CORPORATION OF AMERICA, A DELAWARE CORPORATION OF RECORD IN BOOK 9188, PAGE 50 AND BY QUITCLAIM DEED OF RECORD IN BOOK 9188, PAGE 60, BOTH IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

3

3.055 Amarillo, TX
7000 I-40 East Whitaker Road
Amarillo, TX 79118
(TCA Site No. 55)

A 28,9323 acre tract of land being all of Lots 1 and 2, Block 1, Unocal Addition Unit No. 1, an Addition to the City of Amarillo in Section 90, Block 2, AB&M Survey, Potter County, Texas, as filed of record in Volume 2079, Page 55 of the Official Public Records of Potter County, Texas, and being further described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod with a red plastic cap marked “KELLEY-RPLS-1583” found in the Easterly right-of-way line of Whitaker Road and the Southerly right-of-way line of U.S. Interstate Highway 40 marking the most westerly northwest corner of this tract;

THENCE N 43 degrees 24’ 22” E, along the Southerly right-of-way line of Interst Highway 40, a distance of 18.52 feet (RI: N 43 degrees 43’ 30” E. 18.20’) to a wooden highway monument with a 60 D nail found in the center marking the most Northerly Northwest corner of this tract and from which the Northwest corner of said Section 90 as shown on the recorded plat of said Unocal Addition Unit No. 1 bears 43 degrees S 43’ 30”, 53.88’; West 22.60’; N 0 degrees 06’ 00” E, 342.20’;

THENCE N 87 degrees 18’ 37” E (Base Bearing), along the Southerly right-of-way line Interstate Highway 40, a distance of 576.00 feet (RI: N 87 degrees 18’ 37” E, 575.30’) to an “X” in concrete set marking a point of intersection in the North line of this tract;

THENCE S 89 degrees 50’ 55” E, along the Southerly right-of-way line of Interstate Highway 40, a distance of 372.82 feet (RI: S 89 degrees 54’ 00” E 372.86’) to 1/2 inch iron rod found with a yellow cap marked “THOMAS-RPS-2203” mar king the Northeast corner of this tract;

THENCE S 0 degrees 07’ 31” W, along the East line of Lot 1, Block 1, ASCO Addition Unit No. 1, an Addition to the City of Amarillo in said Section 90 as filed of record in Volume 1200, Page 419-420 of the Deed Records of Potter County, Texas, a distance of 1319.78 feet (RI: S 0 degrees 06’ 00” W 1320.00) to a 1/2 inch iron rod found with yellow cap marked “THOMAS-RPS-2203” marking the Southeast corner of this tract;

THENCE S 89 degrees 58’ 41” W, a distance of 960.00 feet (RI: S 89 degrees 59’ 30” W 960.04 to a 1/2 inch iron rod found with a red plastic cap marked “A&A RPLS 2964” in the East right-of-way line of Whitaker Road marking the Southwest corner of this tract;

THENCE N 0 degrees 05’ 16” E, along the Easterly right-of-way line of Whitaker road distance of 1280.66 feet (RI: N 0 degrees 06’ 00” E 1241.47’) to the PLACE OF BEGINNING.

LESS AND EXCEPT:

A 5.304 acre tract of land being out of Lot 1 & Lot 2, Block 1, Unocal Addition

Unit No. 1, Potter County, Texas, according to the recorded map or plat thereof, as recorded in Volume 2079, Page 55 of the Official Public Records of Potter County, Texas, said 5.304 acre tract being further described by metes and bounds as follows:

The Point of Beginning is a 1/2” rebar with a Yellow Cap marked “GOLLADAY” found, in the South right-of-way line of Interstate 40, at the Northeast corner of said Lot 1, Block 1, Unocal Addition Unit No. 1, same being the Northwest corner of Lot 1, Block 1, ASCO Addition Unit No. 1, according to the recorded map or plat thereof as recorded in Volume 1200, Page 419 of the Deed Records of Potter County, Texas, and being the Northeast corner of this tract;

THENCE S 00 degrees 05’ 20” W on the common line of said Unocal Addition Unit No.1 and ASCO Addition Unit No. 1, at a distance of 950.11 feet pass the Southeast corner of said Lot 1, Block 1, Unocal Addition Unit No. 1, same being the Northeast corner of said Lot 2, Block 1, Unocal Addition Unit No. 1, continue for a total distance of 1320.15 feet to 1/2” rebar with a red plastic cap marked” APEX 5275” (such type rebar hereafter being refereed to as an APEX-Cap) found at the Southeast corner of said Lot 2, Block 1, Unocal Addition Unit No. 1, same being the Southwest corner of ASCO Addition Unit No. 1, and being the Southeast corner of this tract;

THENCE S 89 degrees 58’ 07” W on the South line of said Lot 2, Block 1, Unocal Addition Unit No. 1, same being the South line of this tract, for a distance of 175.00 feet to an APEX-CAP set for the Southwest corner of this tract;

THENCE N 00’ 05’ 20” E on the West line of this tract, at a distance of 370.04 feet pass the North line of said Lot 2, Block 1, Unocal Addition Unit No. 1, continue for a total distance of 1320.55 feet to an APEX Cap set in the South right-of-way line of Interstate 40 for the Northwest corner of this tract;

THENCE S 89 degrees 54’ 00” E (Base hearing) on the South right-of-way line of Interstate 40 for a distance of 175.00 beet to the POINT OF BEGINNING.

Said tract contains 5.304 acres of land, and is now know as Lot 2, Block 1, ASCO Addition Unit No. 2, being a replat of the East 175 feet of Lots 1 and 2, Block 1, Unocal Addition Unit No. 1, an Addition to the City of Amarillo, according to the recorded map or plat thereof, of record in Volume 3118, Page 541, Official Public Records, Potter County, Texas.

3.055 Amarillo, TX
7000 I-40 East Whitaker Road
Amarillo, TX 79118
(TCA Site No. 55)

Leasehold Parcel

DESCRIPTION:

A 5.00 ACRE TRACT OF LAND OUT OF SECTION 30, BLOCK 2, A.B. & M. SURVEY, POTTER COUNTY, TEXAS, DESCRIBED BY METES AND BOUNDS TO-WIT:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 30; THENCE WEST 2,245.64 FT. TO A POINT; THENCE SOUTH 1,650.37 FT. TO A POINT MARKING THE SOUTHEAST CORNER AND TRUE PLACE OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED;

THENCE N 89°55’45” W 350.00 FT. TO THE SOUTHWEST CORNER;

THENCE N 00°04’15” E 622.29 FT. TO THE NORTHWEST CORNER;

THENCE S 89°55’45” E 350.00 FT. TO THE NORTHEAST CORNER;

THENCE S 00°04’15” W 622.29 FT. TO THE PLACE OF BEGINNING AND CONTAINING AN AREA OF 5.00 ACRES OF LAND.

UTILITY EASEMENT (A)

DESCRIPTION:

A TRACT OF LAND IN SECTION 30, BLOCK 2, A.B. & M. SURVEY, POTTER COUNTY, TEXAS, BEING TWENTY FEET IN WIDTH AND LAYING TEN FEET EACH SIDE OF A CENTER LINE DESCRIBED BY METES AND BOUNDS TO-WIT:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 30; THENCE WEST 2,445.64 FT. TO A POINT; THENCE SOUTH 1,650.12 FT. TO A POINT IN THE SOUTH LINE OF A 5 ACRE TRACT OF LAND MARKING THE TRUE PLACE OF BEGINNING AND NORTHERLY TERMINUS OF THE CENTER LINE HEREIN DESCRIBED, THE SOUTHWEST CORNER OF SAID 5 ACRE TRACT BEARS N 89°55’45” W 150.00 FT. FROM SAID BEGINNING POINT;

THENCE S 13°31’09” W 214.99 FT. TO A POINT MARKING THE SOUTHERLY TERMINUS OF SAID CENTER LINE.

UTILITY EASEMENT (B)

DESCRIPTION:

A TRACT OF LAND IN SECTION 30, BLOCK 2, A.B. & M. SURVEY, POTTER COUNTY, TEXAS, BEING TWENTY FEET IN WIDTH AND LAYING TEN FEET EACH SIDE OF A CENTER LINE DESCRIBED BY METES AND BOUNDS TO-WIT:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 30; THENCE WEST 687.83 FT. TO A POINT; THENCE SOUTH 1,336.36 FT. TO A POINT IN THE WEST LINE OF A 10 ACRE TRACT OF LAND MARKING THE TRUE PLACE OF BEGINNING AND EASTERLY TERMINUS OF THE CENTER LINE HEREIN DESCRIBED, THE SOUTHWEST CORNER OF SAID 10 ACRE TRACT BEARS S 00”14’31” W 320.58 FT. FROM SAID BEGINNING POINT;

THENCE S 87°58’34” W 511.92 FT. TO A POINT;

THENCE S 86°46’22” W 1,047.57 FT. TO A POINT IN THE EAST LINE OF A 5.00 ACRE TRACT 385.33 FT. SOUTH OF THE NORTHEAST CORNER OF SAID 5.00 ACRE TRACT MARKING THE WESTERLY TERMINUS OF SAID CENTER LINE.

3.017 Baytown, TX
6800 Thompson Road
Baytown, TX 77522
(TCA Site No. 17)

TRACT I:

Being a 0.9451 acre tract or parcel of land, more or less, situated in WILLIAM HILBUS SURVEY, Abstract No. 336, Harris County, Texas, being out of Block One (1), Unit “D” of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 1, Page 48 and 49, of the Deed Records of Harris County, Texas, said Block One (1) being the same land conveyed by General Warranty Deed dated January 16,1935, to Clyde M. Harper and recorded in Volume 1001, Page 614, of the Deed Records of Harris County, Texas, said 0.9451 acre tract herein described being the same property conveyed to DECKER DRIVE INVESTORS, LTD by E. A Smith, Jr. in deed dated August 20, 1969, and recorded under County Clerk’s File No. C969998 of the Real Property Records of Harris County, Texas, said 09451 acre tract or parcel of land herein described being mare particularly described by metes and bounds as follows:

BEGINNING at a 1 inch iron rod set in the southeast right-of-way line of Interstate Highway No. 10 at its intersection with the East right-of-way line of Thompson Road, said intersection point being called South 00 deg. 40 min. 06 sec, East, a distance of 1,131,41 feet from the Northwest corner of said Block One (1) Unit “D” of Elena Fruit and Cotton Farms on the South right-of-way line of Ellis School Road;

THENCE, North 33 deg.. 02 min. 49 sec. East, with the Southeast right-of-way line of Interstate Highway No. 10, a distance or 83.26 feet (called 83.2 feet) to a 1 inch iron rod set at a point of intersection in the Southeast right-of-way line of Interstate Highway No. 10 for a corner of the herein described tract;

THENCE, North 66 deg. 46 min. 30 sec. East, continuing with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 140.48 feet (called 140,00 feet) to a 3/8 inch iron rod found for the Northeast corner of the herein described tract;

THENCE, South 22 deg. 18 min. 55 sec. East, (called South 22 deg. 41 min. 13 sec. East), a distance of 185.47 feet (called 184,73 feet) to a 1/2 inch iron rod found for the Southeast corner of the herein described tract;

THENCE, South 66 deg. 34 min. 22 sec. West (called South 66 deg. 46 min. 30 Sec, West), a distance of 265.00 feet to a point in the East right-of-way line of Thompson Road marking the Southwest corner of the herein described tract from which a found 5/8 inch iron rod bears North a distance of 0,25 feet and East a distance of 0,60 feet;

THENCE, North 00 deg, 40 min. 00 sec. West, with the East right-of-way line of Thompson Road, a distance of 151.76 feet (called 150.00 feet) the POINT OF BEGINNING, containing 41.168.18 square feet or 09451 acres of land, more or less.

1

Exhibit A  (Continued)

TRACT II:

Being a 0.2578 acre tract of land, more or less„ situated in the WILLIAM HILBUS SURVEY, Abstract No. 336, Harris County, Texas, being out of Block One (1) Unit “D” of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 7, Pages 48 and 49, of the Deed Records of Harris County, Texas, said Block One (1) being the same land conveyed by General Warranty Deed dated January 18, 1935, to Clyde M. Harper and recorded in Volume 1001, Page 614, of the Deed Records of Harris County, Texas, said 02578 acre tract of land being more particularly described by metes and bounds as follows;

COMMENCING at the intersection of the southeast right-of-way line of interstate Highway No. 10 with the East right-of-way line of Thompson Road, said intersection point being called South 00 deg. 40 min. East, a distance of 11.37.41 feet from the Northwest corner of said Block One (1) Unit “D” of Elena Fruit and Cotton Farms on the South right-of-way line of Ellis School Road;

THENCE, North 33 deg, 02 min, 49 sec. East, with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 83.26 feet (called 86.2 feet) to a point of intersection in the southeast right-of-way line of Interstate Highway No. 10;

THENCE, North 66 deg, 46 min, 30 sec, East, continuing with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 140,48 feet (called 140.00 feet) to a 3/8 inch iron rod found for the Northwesterly most corner of the herein described tract and POINT OF BEGINNING;

THENCE, North 66 deg” 46 min. 30 sec, East, continuing with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 60.00 feet to a point marking the Northeasterly most corner of the herein described tract from which a found 5/8 inch iron rod bears South a distance of 0.15 feet and East a distance of 0.08 feet;

THENCE, South 22 deg. 40 min, 33 sec. East, a distance of 185.24 feet to a 518 inch iron rod found for the Southeasterly most corner of the herein described tract;

THENCE, South 66 deg. 34 min. 22 sec. West, a distance of 61.17 feet to a 112 inch iron rod found for the Southwesterly most corner of the herein described tract;

THENCE, North 22 deg. 18 min. 55 sec. West, a distance of 18574 feet to the POINT OF BEGINNING, containing 11,228.50 square feat or 0.2578 acres of land, more or less.

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TRACT III:

Being a 16.0520 acre tract or parcel of land, more or less, situated in the WILLIAM HILBUS SURVEY, Abstract No. 336, Harris County, Texas, being out of Block One (1), Unit “D”, of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas according to the map or plat thereof recorded in Volume 7, Pages 48 and 49, of the Map Records of Harris County, Texas, said Block One (1) being the same land conveyed by General Warranty Deed dated January 16, 1935 to Clyde M. Harper and recorded in Volume 1001, Page 814 of the Deed

Records of Harris County, Texas, said 16.0520 acre tract herein described being more particularly described by metes and bounds as follows:

COMMENCING at a 112 inch iron rod found in the East right-of-way line of Thompson Road at the Southwest corner of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farm, said iron rod being also, the Southwest corner of the herein described tract;

THENCE, North 88 deg, 49 min, 47 sec. East, with the South line of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farm and the South line of the herein described tract, a distance of 1062.87 feet to a 112 inch iron rod set in the Westerly most line of the San Jacinto River Authority Canal right-of-way (120 feet wide), said canal right-of-way being originally described by field notes on a plat by A, C. Stimson, County Surveyor, dated December 21, 1942, for Federal Works Agency War Public Works, Harris County War Industries Water Supply, Docket No.. Tex. 41-564, Parcel No. E-59E;

THENCE, North 06 deg. 50 min. 16 sec, West, with the Westerly most line of the said San Jacinto River Authority Canal right-of-way (120 feet wide) as established on the ground the date of this survey and with the full knowledge of the San Jacinto River Authority Canal Right-of-way Department, a distance of 947.39 feet to a 112 inch iron rod set in the Southerly most right-of-way line of Interstate Highway No. 10 for the Northeasterly most corner of the herein described tract;

THENCE, South 66 deg. 46 Min. 30 min. West, with the Southerly most right-of-way line of Interstate Highway No. 10. said right-of-way being described on Texas State Highway Department Right-of-way Map dated February 28, 1947 and revised September, 1963 and with the Northerly most line of the herein described tract, a distance of 261.10 feet to a point marking a corner of the herein described tract and a point of intersection in the Southerly most right-of-way line of Interstate Highway No. 10, from which a concrete highway right-of-way monument bears South a distance of 0.18 feet and East a distance of 1.28 feet;

THENCE, South 51 deg. 46 min. 30 sec. West, continuing with the Southerly most right-of-way line of No. 10 and the Northerly most line of the herein described tract, a distance of 69,50 feet a corner of the herein described tract and a point of intersection in the Southerly most right-of-way line of Interstate Highway No. 10. from which a found concrete highway monument bears South a

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distance of 0.47 feet and East a distance of 1.19 feet;

THENCE, South 66 deg. 46 min. 30 min. West, continuing with the Southerly most right-of-way line of Interstate Highway No. 10 and the Northerly most line of the herein described tract, a distance of 469.32 feet to a point marking the Northeasterly most corner of a tract calculated to be 1.2029 acres conveyed from Clyde K. Harper to E, A. Smith, Jr. by deed dated December 21, 1966, said point being a corner of the herein described tract from which a 50 inch iron rod bears South a distance of 0.15 feet and East a distance of 0,08 feet;

THENCE, South 22 deg. 40 min, 33 sec. East (called South 22 deg. 41 min. 13 sec. East), with the Easterly most line of the said E. A. Smith, Jr. tract a distance of 185.24 feet (called 184,7) feet to a 518 inch iron rod found for the Southeast corner of the said E. A. Smith, Jr. tract and an interior corner of the herein described tract;

THENCE, South 66 deg. 34 min. 22 sec. West, (called South 66 deg. 48 min. 30 sec. West), with the Southerly most line of the said E. A, Smith, Jr. tract, a distance of 326.17 feet (called 325.00 feet) to a point in the East right-of-way line of Thompson Road marking the Southwesterly most corner of the said E. A. Smith. Jr. tract and a corner of the hereon described tract from which a 5/8 inch iron rod bears North 0.25 feet and East 0.60 feet;

THENCE, South 00 deg. 40 min. 00 sec. East, with the East right-of-way line of Thompson Road, the west line of said Block One (I), Unit “0”, Elena Fruit and Cotton Farms and the west line of the herein described tract, a distance of 330.74 feet to the POINT OF BEGINNING, containing 699,226,43 square feet or 16.0520 acres, more or less.

ALSO DESCRIBED AS FOLLOWS:

Being a 17.255 acre tract or parcel of land, more or less, situated in the William Hilbus Survey, Abstract No. 336.. Harris County, Texas, being out of Block One (1), Unit P- of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 7, Page 48 and 49, of the Deed Records of Harris County, Texas, said Block One (1) being the same land conveyed by a General Warranty Deed dated January 16, 1935, to Clyde H. Harper and recorded in Volume 1001, Page 814 of the Deed Records of Harris County, Texas, said 17.255 acre tract or parcel of land herein described being more particularly described by metes and bounds as follows:

BEGINNING, at a 518 inch iron rod set (found 1 inch iron bar bears North 10 degrees 01 minute 39 seconds east, 3.04 feet from property corner) in the southeast right-of-way line of Intersection Highway No. 10 at its intersection with the east right of way line of Thompson Road, said intersection point being called South 00 degree 40 minutes 00 seconds east, a distance of 1,131,41 feet from the northwest corner of said Block One, (1), Unit “D” of Elena Fruit and Cotton Farms on the south right-or-way line of Ellis School Road;

4

THENCE, North 33 degrees 02 minutes 49 seconds East, with the southeast right-of-way line of Interstate Highway No.10, a distance of 83,26 feet (called 83.2) to a 1 inch iron bar found at a point of intersection in the southeast right-of-way line of Interstate Highway No. 10 for a corner of the herein described tract;

THENCE, North 66 degrees 46 minute 30 seconds East, continuing with the southeast right-of-way line of Interstate Highway No. 10, a distance of 669.8 feet to a point from which a found concrete highway iron disk bears South 12 degrees 28 minutes 10 seconds East, 1.30 feet;

THENCE, North 51 degrees 46 minutes, 30 seconds East, continuing with the southerly most right-of-way line of interstate Highway No 10 and the northerly most line of the herein described tract, a distance of 69.50 feet to a point marking the corner of the herein described tract and a point of intersection in the southerly most right-of-way line of Interstate Highway No. 10, from which a found concrete highway right-of-way bears South 82 degrees 15 minutes 49 seconds east, 1.32 feet;

THENCE, North 66 degrees 46 minutes 30 seconds east, continuing with the southerly most right-of-way line of interstate Highway No. 10 and the northerly most line of the herein described tract, a distance of 261.10 feet to a found 112 inch iron rod;

THENCE, South 06 degrees 50 minute a 16 seconds east, with the westerly most line of the said San Jacinto River Authority Canal right-of-way (120 feet wide) as established on the ground the data of this survey and with the full knowledge of the San Jacinto River Authority Canal right-of-way department, a distance of 947.39 feet to a 518 inch iron rod;

THENCE, South 88 degrees 49 minutes 47 seconds west, with the south line of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farms and the south line of the herein described tract, a distance of 1,062.87 feet to a point in the east right-of-way of Thompson Road at the southwest corner of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farm, said point being also the southeast corner of the herein described tract from which a found 112 inch iron rod bears North 67 degrees 46 minutes 29 seconds east, 0.60 feet;

THENCE, North 00 degrees 40 minutes 00 seconds west, with the east right-of-way line of Thompson Road, the west line of said Block One (I) Unit “D”, Elena Fruit and Cotton Farms and the west line of the herein described tract, a distance of 482.5 feet to the POINT OF BEGINNING, containing 751,622 square feet or 17.255 acres of land, more or less.

5

3.230 Big Spring, TX
704 West Interstate 20
P.O. Box 1067
Big Spring, TX 79720
(TCA Site No. 230)

Legal Description

Tract No. 1: BEING a 12.857 acre tract, more or less, out of NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2” I.R. found in the East right-of-way line of U.S. Highway No. 87 in the NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas for the NW corner of this tract; from whence the NW corner of said Section 42 bears S. 75°29’ W. 50.0’ and N. 14°27’ W. 809.28’

THENCE N. 75°29’ E. 650.0’ to a 1/2” I.R. found for the NE corner of this tract

THENCE S. 14°27’ E. along the West line of a 130.0 acre tract, 861.62’ to a 1/2” I.R. found for a corner of said 130.0 acre tract and the SE corner of this tract

THENCE S. 75°29’ W. 650.0’ to a 1/2” I.R. found in the East right-of-way line of said U.S. Highway No. 87 for the NW corner of a 6.404 acre tract and the SW corner of this tract

THENCE N. 14°27’ W. along the East right-of-way line of said U.S. Highway No. 87, 861.62’ to the PLACE OF BEGINNING.

Tract No. 2: BEING a 6.404 acre tract, more or less, out of NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2” I.R. found in the East right-of-way line of U.S. Highway No. 87 in the NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas for the NW corner of this tract; from whence the NW corner of said Section 42 bears S. 75°29’ W. 50.0’ and N. 14°27’ W. 1670.9’

THENCE N. 75°29’ E. along the South line of a 12.857 acre tract, 423.77’ to a 5/8” I.R. found for the NE corner of this tract

THENCE S. 14°43’ E. along the West line of a 3.217 acre tract, 150.9’ to a mag nail found for a corner of said 3.217 acre tract and a corner of this tract

THENCE N. 74°42’27” E. 82.0’ to a mag nail found for a corner of said 3.217 acre tract and a corner of this tract

THENCE S. 14°52’29” E. along the West line of said 3.217 acre tract, 107.2’ to a 5/8” I.R. found for a corner of said 3.217 acre tract and a corner of this tract

THENCE S. 75°07’31” W. 9.0’ to a nail in concrete found for a corner of said 3.217 acre tract and an interior corner of this tract

THENCE S. 14°52’29” E. along the West line of said 3.217 acre tract, 376.35’ to a 5/8” I.R. found in the North right-of-way line of Interstate Highway No. 20. for the SW corner of said 3.217 acre tract and the SE corner of this tract

THENCE S. 84°44’ W. along the North right-of-way line of said Interstate Highway No. 20,342.85’ to a nail set for a corner of this tract

THENCE S. 75°33’ W. along the North right-of-way line of said Interstate Highway No. 20, 43.3’ to a nail set for a corner of this tract

THENCE N. 58°24’54” W. 135.95’ to a nail set in the East right-of-way line of said U.S. Highway No. 87 for a corner of this tract

THENCE N. 25°51’15” W. along the East right-of-way line of said U.S. Highway No. 87, 122.42’ to a nail set for a point of angle in the West line of this tract

THENCE Northwesterly along the East line of said U.S. Highway No. 87 and with the arc of said curve to the right having a delta of 1°43’47” and a radius of 1859.859’ (Chord bearing N. 15°10’18” W. 56.147’) 56.15’ to a nail set for a point of angle in the West line of this tract

THENCE N. 14°27’ W. along the East right-of-way line of said U.S. Highway No. 87, 304.09’ to the PLACE OF BEGINNING.

3.150 Dallas South, TX
7751 Bonnie View Road
Dallas, TX 75241
(TCA Site No. 150 - Dallas South)

LEGAL DESCRIPTION

Being Lot-1B, in Block A/8267, of TRAVELCENTERS OF AMERICA ADDITION No. 2, an Addition to the City of Dallas, Texas, according to the Map thereof recorded in Volume 190787, Page 2006, of the Plat Records of Dallas County, Texas

3.104 Denton, TX
6420 N. I-35
Denton, TX 76207
(TCA Site No. 104)

- LEGAL DESCRIPTION

BEGINNING at a wooden right-of-way post in the east line of Interstate Highway 35, said post being North 89°29’ West, 282.56 feet, North 88°47’ West, 805 feet and North 03°02’ West, 555.6 feet from the southeast corner of a certain 80 acre tract of land conveyed by deed dated November 4, 1926 from John Bedrick and wife, Anges Bedrick to Mrs. K. Preston as shown of record in Volume 211, page 14 of the Deed Records of Denton County, Texas, post being on a curve to the right, said curve having a central angle of 02°12’ 21”, a radius of 11,319.91 feet and a tangent of 217.94 feet, whose chord bears North 01°50’ 07” West, 435.80 feet;

THENCE along said curve, with the east line of Interstate Highway 35, an arc distance of 435.82 feet to a set 1/2 inch iron rod;

THENCE North 00°04’ 00” East, continuing along the east line of Interstate Highway 35, 527.75 feet to a found concrete monument;

THENCE North 61°00’ 00” East, 99.55 feet to a set 1/2 inch iron rod;

THENCE South 58°27’ 00” East, along the southwest line of U.S. Highway 77, 1,117.07 feet to a set § inch iron rod;

THENCE South 00°29’ 00” West, 448.81 feet to a set 1/2 inch iron rod;

THENCE North 88°46’ 59” West, 1022.12 feet to the POINT OF BEGINNING and containing 17.885 acres or 779,071 square feet of land, more or less.

3.231 Ganado, TX
802 E. York, Highway 59
Ganado, TX 77962
(TCA Site No. 231)

Legal Description

BEING a 11.40 acre tract or parcel of ground being situated in the John Davis Survey, Abstract 16, Jackson County, Texas. Said tract or parcel of ground also being part of a 48.742 acre tract recorded in Volume 769, Page 118 among Deed Records of Jackson County, Texas, and being more particularly described by metes and bounds below:

COMMENCING at a 5/8 inch iron rod found in the South line of the South access lane to State Highway No. 59 (frontage road) for the Northwest corner of the herein described 11.40 acres, also being the Northeast corner of a 4.00 acre tract recorded in a deed front Texas A & M University Development Foundation to Billy’s Lease Service, Inc., recorded in Volume 22, Page 661 of the Official Records of Jackson County, Texas;

THENCE with the existing South line of said State Highway No. 59 the following 6 courses:

North 64° 45’ 07” East, 150.35 feet to a 5/8 inch iron rod set;

North 66°34’ 54” East, 121.78 feet to a 5/8 inch iron rod set;

North 70° 04’ 07” East, 91.15 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 3769.12 feet, an arc of 1263.50 feet and a chord of North 81° 02’ 27” East, 1257.59 feet to a 5/8 inch iron rod set;

THENCE South 89° 21’ 20” East, 544.07 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 1859.86 feet, an arc of 36.60 feet and a chord of South 88° 47’ 31” East, 36.60 feet to a 5/8 inch iron rod set in the center of a drainage ditch at the POINT OF BEGINNING of this description;

THENCE still with the existing South line of said State Highway No. 59 and following 4 courses:

By a curve to the right having a radius of 1859.86 feet, an arc of 264.66 feet and a chord of South 84° 09’ 06” East, 264.44 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

By a curve to the left having a radius of 1959.86 feet, an arc of 317.46 feet and a chord of South 84° 42’ 55” East, 317.11 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE South 89° 21’ 20” East, 425.00 feet to a T. H. D. concrete monument found;

THENCE South 45° 48’ 14” East, 72.48 feet to a 5/8 inch iron rod set in the West line of Airport Road;

THENCE South 02° 14’ 43” East 25.37 feet with the West line of said Airport Road to a 5/8 inch iron rod set;

THENCE South 25° 25’ 50” West, 88.57 feet to a 5/8 inch iron rod set in the Northwest line of Old Highway No. 59 (Loop 522);

THENCE South 53° 28’ 27” West, 757.06 feet with the Northwest line of said Old Highway No. 59 to a 5/8 inch iron red set at the intersection of the North line of Mauritz Avenue as shown on a plat of the north Ganado Addition as recorded in Volume V, Page 179 of the Deed Records of Jackson County, Texas;

THENCE South 87° 22’ 20” West, 381.41 feet with the North line of said Mauritz Avenue to a 5/8 inch iron rod set in the center of said drainage ditch;

THENCE North 02° 27’ 14” West, 685.50 feet across said 48.742 acre tract and with the center of said drainage ditch to the POINT OF BEGINNING, CONTAINING 11.40 acres of land.

1

Tract Two:

BEING a 33.05 acre tract or parcel of ground being situated in the John Davis Survey, Abstract 16, Jackson County, Texas. Said tract or parcel of ground also being part of a 48.742 acre tract recorded in Volume 769, Page 118 among Deed Records of Jackson County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod round in the South line of the South access lane to State Highway No. 59 (frontage road) for the Northwest corner of the herein described 33.05 acres, also being the Northeast corner of a 4.00 acre tract recorded in a deed from Texas A & M University Development Foundation to Billy’s Lease Service, Inc., recorded in Volume 22, Page 661 of the Official Records of Jackson County, Texas;

THENCE with the existing South line of said State Highway No. 59 the following 6 courses:

North 64° 45’ 07” East, 150.35 feet to a 5/8 inch iron rod set;

North 66° 34’ 54” East 121.78 feet to a 5/8 inch iron rod set;

North 70° 04’ 07” East, 91.15 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 3769.12 feet, an arc of 1263.50 feet and a chord of North 81° 02’ 27” East, 1257.59 feet to a 5/8 inch iron rod set;

THENCE South 89° 21’ 20” East, 544.07 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 1859.86 feet, an arc of 36.60 feet and a chord of South 88° 47’ 31” East 36.60 feet to a 5/8 inch iron rod set in the center of a drainage ditch;

THENCE South 02° 27’ 14” East 685.50 feet across said 48.742 acre tract and with the center of said drainage ditch to a 5/8 inch iron rod set;

THENCE South 87° 22’ 20” West 2168.31 feet with the North line of Mauritz Avenue to a 5/8 inch iron rod found at the Southeast corner of said 4.00 acre tract;

THENCE North 02° 29’ 20” West 452.16 feet with the East line of said 4.00 acre tract to the POINT OF BEGINNING, Containing 33.05 acres of land.

2

Legal Description	3.232 New Braunfels, TX 4817 I-35 North New Braunfels, TX 78130 (TCA Site No. 232)

LOT 1, HERITAGE PARK UNIT ONE, COMAL COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 11, PAGE 241 OF THE MAP AND PLAT RECORDS OF COMAL COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 5/8” REBAR IN THE SOUTHEAST CORNER OF SAID LOT ONE AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF IH-35 FRONTAGE ROAD AND THE NORTHERLY RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 87 DEGREES 45 MINUTES 57 SECONDS WEST A DISTANCE OF 101.57 FEET TO A 1/2” REBAR IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 56 DEGREES 57 MINUTES 10 SECONDS WEST A DISTANCE OF 35.35 FEET TO A 5/8” REBAR WITH CAP INSCRIBED MICHAEL F. FELDBUSCH LS 5213 IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 251.93 FEET WITH A RADIUS OF 1106.30 FEET WITH A CHORD BEARING OF NORTH 51 DEGREES 39 MINUTES 57 SECONDS WEST WITH A CHORD LENGTH OF 251.82 FEET TO A “X” IN CONCRETE IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 45 DEGREES 10 MINUTES 42 SECONDS WEST A DISTANCE OF 409.33 FEET TO A 1/2” REBAR IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 44 DEGREES 58 MINUTES 47 SECONDS WEST A DISTANCE OF 379.71 FEET TO A 5/8” REBAR WITH CAP INSCRIBED MICHAEL F. FELDBUSCH LS 5213 IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 43 DEGREES 28 MINUTES 19 SECONDS EAST A DISTANCE OF 1099.98 FEET TO A 1/2” REBAR, THENCE SOUTH 45 DEGREES 13 MINUTES 35 SECONDS EAST A DISTANCE OF 428.07 FEET TO A 1/2” REBAR, THENCE SOUTH 31 DEGREES 58 MINUTES 57 SECONDS WEST A DISTANCE OF 556.07 FEET TO A 1/2” REBAR, THENCE SOUTH 45 DEGREES 36 MINUTES 54 SECONDS EAST A DISTANCE OF 505.14 FEET TO A 1/2” REBAR ON THE WESTERLY RIGHT OF WAY LINE OF IH-35 FRONTAGE ROAD, THENCE SOUTH 34 DEGREES 36 MINUTES 45 SECONDS WEST ALONG SAID RIGHT OF WAY A DISTANCE OF 82.21 FEET TO A 5/8” REBAR, THENCE SOUTH 29 DEGREES 26 MINUTES 07 SECONDS WEST ALONG SAID RIGHT OF WAY A DISTANCE OF 390.47 FEET TO THE POINT OF BEGINNING HAVING AN AREA OF 871,589.92 SQUARE FEET, 20.01 ACRES.

NOTE: THE COMPANY IS PROHIBITED FROM INSURING THE AREA OR QUANTITY OF THE LAND DESCRIBED HEREIN. ANY STATEMENT IN THE ABOVE LEGAL DESCRIPTION OF THE AREA OR QUANTITY OF LAND IS NOT A REPRESENTATION THAT SUCH AREA OR QUANTITY IS CORRECT, BUT IS MADE ONLY FOR INFORMATIONAL AND/OR IDENTIFICATION PURPOSES AND DOES NOT OVERRIDE ITEM 2 OF SCHEDULE B HEREOF.

3.049 Rockwall, TX 2105 S. Goliad Street P.O. Box 578 Rockwall, TX 75087 (TCA Site No. 49)

Legal Description

Being Lots 1 and 2, in Block A, of TRAVEL CENTERS OF AMERICA ADDITION, an Addition to the City of Rockwall, Rockwall County, Texas, according to the Map thereof recorded in Cabinet F, Slide 98, of the Plat Records of Rockwall County, Texas.

3.147 San Antonio, TX 6170 I-10 East San Antonio, TX 78219 (TCA Site No. 147)

Legal Description

Description of a 31.244 (1,360,983 Sq. Ft.) acre tract of land out off the Clement Texas Survey No. 133, Abstract 743, situated partially In the City of San Ant onio, Bexar County, Texas, N.C.B. 17993, and County Block 5098, being a portion of that certain 732.322 acre tract conveyed to Rosillo Creek, Inc. by Deed of record in Volume 6656, Page 274 of the Real Property Records of Bexar County, Texas, said 31.244 acres being more particularly described below:

BEGINNING, at a concrete monument found at the northwest end of a cutback corner of the south line of Interstate Highway 10 (R.O.W. varies) and the west line of Foster Road (120’. R.O.W.), for the northernmost corner hereof, same being the northernmost corner of said 732.322 acre tract;

THENCE, S 53 deg. 10’ 58” E, along the said cutback, same being the northeast line of said 732.322 acres, a distance of 96.82 feet, to a 1/2 inch iron rod with cap marked MiS-#4612 found for the northeasternmost corner hereof;

THENCE, S 00 deg. 13’ 07” E, leaving the south line of Interstate 10, along the west line of said Foster Road, same being the east line of said 732.322 acres, a distance of 1486.00 feet to a 1/2 inch iron rod set for the southeast corner hereof, from which a 1/2 Inch iron rod with cap marked MLS-#4612 found in the west line of Foster Road same being the east line of said 732.322 acre tract bears S 00 deg. 13’ 08” E, a distance of 2.74 feet and S 00 deg. 18’ 16” E, a distanof 1395.97 feet;

THENCE, leaving west line of said Foster Road, over and across said 732.322 acres the following two (2) courses and distances:

1)     N 89 deg. 28’ 48” W, a distance of 979.27 feet to a 1/2 inch iron rod set forthe southwest corner hereof;

2)     N 00 deg. 13’ 07” W, a distance of 1237.24 feet to a 1/2 inch iron rod set inthe south line of said Interstate Highway 10 for the northwest corner hereof, and from which a concrete monument found for an angle point in the south line of Interstate Highway 10 same being the north line of said 732.322 acre tract, bears S 77 deg. 45’ 47” W, a distance of 407.00 feet;

THENCE, along the south line of said Interstate Highway 10, same being the north line of said 732.322 acres, the following two (2) courses and distances;

1)     N 77 deg. 45’ 47” E, a distance of 199.00 feet to a concrete monument found an angle point,

2)     N 70 deg. 05’ 50” E, a distance of 751.16 feet to the POINT OF BEGINNING, containing an area of 31.244 acres (1,360,983 sq. ft.) of land, more or less, within these metes and bounds.

THE ABOVE DESCRIBED PROPERTY NOW KNOWN AS:

Lot 1 and 2 of “Travel Centers Subdivision”, as recorded March 18th, 1999 in Volume 9543 at Page 26 in the office of the County Recorder of Bexar County, City of San Antonio, State of Texas.

3.113 Sweetwater, TX P.O. Box 1578 Sweetwater, TX 79556 (TCA Site No. 113)

- LEGAL DESCRIPTION

BEING 14.64 acres of land of the West one-half of Section 52, in Block Number Twenty-two (22), of the Texas & Pacific Railway Company Surveys, Nolan County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a concrete monument in the S.B.L. of Interstate Hwy. 20, said point being 573.9 ft. South and 2064.82 ft. East of the N.W. Corner of Survey 52;

THENCE S 80° 50’E, with the S.B.L. of Interstate Hwy. 20,574.71 ft to a concrete monument;

THENCE S 85°50’ E - 140.00 ft. to a Concrete Monument;

THENCE S 42°30’ E. with the W.B.L. of Hopkins Road, 36.40 ft. to a concrete monument for a corner;

THENCE with a curve to the left, said curve having the following data:

Chord - S 15°54’ E - 465.62 ft;

Radius - 858.64 ft.;

Central Angle- 31°28’ and

Tangent - 241.87 ft., and with the W.B.L. of Hopkins Road, A distance of 471.52 ft. to a concrete monument for corner;

THENCE - S 27°02’ E, with the W.B.L. of Hopkins Road, 154.50 ft. to an iron rod for corner;

THENCE - N 82°32’ W, 1278.91 ft to an iron rod for corner;

THENCE - N 8°35’ E, 578.11 ft. to an iron rod for Corner in the S.B.L. of Interstate Hwy. 20;

THENCE with the S.B.L. of Interstate Hwy. 20 and with a curve to the left, said curve having the following data:

Chord - S 84°36’ E 253.5 ft.;

Radius - 1006.78 ft.;

Central Angle -14°28’ and

Tangent -127.77 ft., a distance of 254.17 ft. to The Place of Beginning and containing 14.64 acres of laud, more or less.

All of the above-described land being the same as follows:

Situated in the County of Nolan, State of Texas being part of the West one-half (1/2) of Section Fifty-Two (52) in Block Twenty-Two (22) of the Texas and Pacific Railway Company Surveys and being the same land conveyed by James R. Pace and wife Barbara P. Pace, to Union Oil Company of California by deed dated March 4, 1970, recorded in Volume 211 Page 728, Deed Records, Nolan County, Texas, and being more particularly described by metes and bounds as follow:

BEGINNING at a 3/8’ steel rod found in-the West right-of-way line of Hopkins Road, said rod maintaining the Northeast corner of 5.0 acre tract of land conveyed by Sweetwater 76 Inc. to James L. Bates by deed dated August 7,1985, recorded in Volume 271, Page 196, said Deed Records;

THENCE North 82° 32’ 00” West a distance of 1,278.71 feet to a 3/8” steel rod found;

THENCE North 08° 37’ 51” East a distance of 578.47 feet to a P.K. nail set in the South right-of-way line of U.S. Interstate Highway No. 20, said rod maintaining the Northeast corner of 1 acre tract of land described as Tract 1 conveyed by Edward V. Lee and wife, Nedra K. Lee to K.J. Lee and wife, Merle Lee, by deed dated September 24, 1984, recorded in Volume 267 Page 1, said Deed Records;

THENCE in a Southeasterly direction with said right-of-way line and a curve to the left having a radius of 1,006.78 feet a distance of 254.17 feet (chord bears South 84° 36’00” East, 253.50 feet) to a concrete monument found;

THENCE South 80° 50’ 00” East continuing with the South right-of-Way line of Highway 20 a distance of 574.71 feet to a 1/2” steel rod set at an angle point;

THENCE South 85° 50’ 00” East continuing with said right-of-way line a distance of 140.00 feet to a 1/3 steel rod set at an angle point;

THENCE South 42° 30’ 00” East a distance of 36.40 feet to a 1/2” steel rod set in the West right-of-way line of Hopkins Road;

THENCE in a Southeasterly direction with said right-of-way line and a curve to the left having a radius of 858.64 feet a distance of 471.52 feet (chord bears South 15° 54 00” East, 465.62 feet) to a P.K. nail set at the end of said curve;

THENCE South 26° 45’ 53” East continuing with the West right-of- way line of Hopkins Road a distance of 154.40 to the place of Beginning and containing 636,966 square feet or 14.622 acres of land more or less.

3.233 Terrell, TX 1700 Wilson Road Terrell, TX 75161 (TCA Site No. 233)

LEGAL DESCRIPTION

Being Lot 1 and 2, in Block A, of THE RIP GRIFFIN ADDITION, an Addition to the City of Terrell, Kaufman County, Texas, according to the Map thereof recorded in Volume 2, Page 2, of the Map Records of Kaufman County, Texas, and being more particularly described below:

BEING all that certain tract or parcel of land in the R. Sowell Survey, A-443, Kaufman County, Texas, and being all of Lots 1, and 2, Block “A”, of the Rip Griffin Addition to the City of Terrell, as recorded in Plat Cabinet 2, Envelope 2, of the Plat Records of Kaufman County, Texas and being more particularly described as follows;

BEGINNING at a 1/2” iron rod found for corner at the south corner of said Lot 1, Block “A”, said point being in the northwest R.O.W. of Wilson Road;

THENCE N42°48’00”W, along the southwest line of said Block “A”, Rip Griffin Addition, a distance of 1357.37 feet to a 1/2” iron rod found for corner at the south corner of Lot 3, Block “A”;

THENCE N47°12’00”E, along the southeast line of said Lot 3, a distance of 622.21 feet to a 1/2” iron rod found for corner at the east corner of said Lot 3;

THENCE N43°28’00”W, a distance of 30.00 feet to a 1/2” iron rod found for corner at the north corner of said Lot 3;

THENCE N47°12’00” E, along the northwest line of said Lot 2, Block “A”, a distance of 126.33 feet to a 1/2” iron rod found for corner in the southerly R.O.W. of Interstate Highway No. 20;

THENCE S70°29’00”E, along the southerly R.O.W. of Interstate Highway No. 20, a distance of 200,00 feet to a concrete monument found for corner;

THENCE S71°15’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 354.77 feet to a concrete monument found for corner;

THENCE S44°04’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 377.24 feet to a concrete monument found for corner;

THENCE S15°27’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 390.00 feet to a concrete monument found for corner;

THENCE S30°48’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 169.12 feet to a 1/2” iron rod found for corner in the northwest R.O.W. of Wilson Road;

THENCE S46°32’00”W, along the northwest R.O.W. of Wilson Road, a distance of 804.17 feet to the POINT OF BEGINNING and containing 28.806 acres of land.

3.186 Parowan, UT 1100 North 130 West P.O. Box 543 Parowan, UT 84761 (TCA Site No. 186)

Legal Description

PARCEL 1:

Beginning North 0°10’05” East 339.98 feet along the Section Line and North 90°00’00” East 40.28 feet from the West Quarter Corner of Section 12, Township 34 South, Range 9 West, Salt Lake Base and Meridian; thence North 77°44’00” East 129.15 feet; thence South 69°26’41” East 268.47 feet; thence South 84°20’31” East 724.83 feet; thence along the Northerly and Easterly right-of-way with non access line of Highway 1-15 as follows: thence South 45°11’57” West 62.57 feet; thence along the arc of a non tangent curve to the right, having a radius of 758.51 feet a distance of 523.54 feet, long cord for said curve bears South 64°53’10” West 513.21 feet; thence South 84°48’10” West 221.96 feet; thence along the arc of a non tangent curve to the left, having a radius of 493.01 feet a distance of 199.78 feet, long chord for said curve South 73°11’39” West 198.42 feet to a brass right-of-way marker, station 23+20; thence North 32°53’40” West 197.38 feet to a brass cap right-of-way marker station 38+49.52; thence along the arc of a non tangent curve to the right, having a radius of 522.96 feet a distance of 278.47 feet, long chord for said curve bears North 15°06’36” West 275.19 feet; thence North 00°10’11” East 46.25 feet to the point of beginning.

EXCEPTING therefrom all coal, oil gas and other minerals in that portion lying within the West 316.83 feet of the Northwest Quarter of the Southwest Quarter of said Section.

PARCEL 2:

Together with an access and utility easement as disclosed by that certain General Warranty Deed recorded December 16, 1998 as Entry No. 401786 in Book 663 at Page 727 of Official Records described as follows:

Beginning at a point North 0°10’05” East 339.98 feet along the Section line and East 40.28 feet from the West Quarter Corner of Section 12, Township 34 South, Range 9 West, Salt Lake Base and Meridian; said point being a right-of-way marker STA 42+00 on the Easterly non access line of Interstate Highway 15; thence West 23.92 feet; thence North 0°10’05” East 83.64 feet along the East line of a county road; thence South 69°26’41” East 160.06 feet to a point on a North-South fence line; thence South 77°37’00” West 129.46 feet to the point of beginning.

PARCEL 3:

Beginning North 0°10’05” East 273.16 feet along the Section line and North 90°00’00” East 418.06 feet from the West Quarter Corner of Section 12, Township 34 South, Range 9 West, Salt Lake Base and Meridian; thence North 29°21’15” East 69.69 feet; thence North 80°59’13” East 978.07 feet to the Northwesterly right-of-way line of Highway I-15; thence along the said right-of-way line and the arc of a 22778.31 feet radius non-tangent curve to the right a distance of 203.46 feet, long chord for said curve bears South 40°39’50” West 203.46 feet; thence South 48°08’04” West 196.43 feet along said I-15 right-of-way; thence North 84°20’31” West 724.83 feet to the point of beginning.

3.060 Salt Lake City, UT 8836 N. Highway 40 Tooele, UT 84074 (TCA Site No. 60 — Salt Lake City)

Legal Description

A tract of land situate in Section 35, Township 1 South, Range 4 West, Salt Lake Base and Meridian, Tooele County, Utah, more particularly described as follows:

Beginning on the Southeasterly right-of-way line of U. S. Highway 40 at a point that is 70.00 feet perpendicularly distant Southwesterly from the ‘L’ line of State Highway Project No. I-80-2 (3) 79, said point of beginning being due West 2148.70 feet and due North 35.72 feet from the Tooele County monument at the East Quarter Corner of said Section 35 (said monument bears North 0°14’49” East 2634.05 feet from the Southwest Corner of said Section 35 and North 0°18’29” East 2938.98 feet from the Tooele County witness monument for said Southwest Corner of said Section 35); thence South 52°46’30” East along the frontage road right-of-way line 11.27 feet to the point of tangency with a 190.00 foot radius curve to the left; thence Easterly 356.00 feet along said frontage road right-of-way line and the arc of said curve through a central angle of 107°21’20” (Chord Bears North 73°32’50” East 306.17 feet) to a point that is 50.00 feet perpendicularly distance Southeasterly from said Highway ‘L’ line; thence along said frontage road right-of-way line North 19°52’10 East 831.62 feet to a point on the aforesaid Southeasterly right-of-way fine of U. S. Highway 40; thence along said Highway right-of-way line North 34°10’27” East 176.06 feet; thence East 680.92 feet; thence South 491.03 feet; thence along an existing fence line South 89°45’57” West 374.79 feet to a fence corner; thence along an existing fence South 0°05’24” West 679.74 feet to a point on the extension of an existing fence line; thence along said extension and said fence line North 89°33’48” West 726.32 feet and North 89°56’19” West 370.66 feet to a point on the aforesaid right-of-way line of U. S. Highway 40; thence along said Highway right-of-way line North 34°10’27” East 191.82 feet to the point of beginning.

3.142 Richmond, VA 10134 Lewiston Road P.O. Box 1900 Ashland, VA 23005 (TCA Site No. 142 - Richmond)

LEGAL DESCRIPTION

THAT certain parcel of land, with improvements thereon and appurtenances belonging to such parcel, in Chickahominy District (formerly Ashland District), Hanover County, Virginia, about three miles south of the Town of Ashland on the north side of State Route 660, (also known as Lewistown Road) at its intersection with Interstate 94 (sic), on the east side of Interstate 95, containing 25.1097 acres, described as follows:

BEGINNING at a point on a curve in the center line of Route 660, which point is 63.89’ (Delta 6°23’22”) along a 572.96’ radius curve, or on the chord N 64°11’31” E 63.86’, from the beginning of such curve, which is N 60°59’50” E 784.6’ from the center line intersection of Route 660 with Interstate 95; then N 37°57’50” W 31.13’ to a right-of-way monument on the new right-of-way to Route 660; then S 64°40’10” W 69.55’ to a monument on the right-of-way line to Route 660; then S 61°05’29” W 184.45’ to a monument on the right-of-way line to Route 660; then S 73°21’24” W 140.58’ to a monument on the right-of-way line to Route 660 junction with the right-of-way line to Interstate Route 95; then N. 26°18’22” W. 653.01’ to a monument on the right-of-way line to Interstate 95; then 342.75’ along a 986.79’ radius curve (Delta 19°54’04”, chord N 16°21’20” W 341.03’) to a monument on the right-of-way line to Interstate 95; thence N 6°24’18” W 1244.18’ along the right-of-way line of Interstate 95 to a rod (corner); then S 55°02’36” E 7.45’ to a rod (corner with Willie Lewis); then S 23°36’36” E 677.75’ along a line with Willie Lewis and Nona Mobley to a rod; then N 64°58’14” E 499.36’ along a line with Nona Mobley to a rod (corner with Mary Henson); then S 25°01’46” RE 135.96’ along a line with Mary Henson to a rod (corner with Bessie Cole); then S 7°27’47” E 1445.49’ along a line with Bessie Cole and Cabell Luck to the center line of Route 660; then westwardly along the center line of Route 660; 79.22’ on a 572.96’ radius curve or S 71°20’49” W 79.14’ on the chord to the point of beginning in the center line of Route 660, as surveyed by William Hugh Redd, Certified Land Surveyor, Certificate #243, Box 292, Ashland, Virginia, on January, 1966.

ALL of the above-described land being the same as follows:

BEGINNING at an iron rod in the Northern line of Lewistown Road (State Route 802) at its intersection with the Southern line of Ramp D of Interstate Route 95; thence from said point of beginning along said southern line of Ramp D, S 66°02’57” W a distance of 140.88 feet to a highway monument; thence along the Eastern line of Ramp D N 32°59’05” W a distance of 653.02 feet to an iron rod; thence along a curve to the right having a radius of 982.74 feet, a length of 341.96 feet (chord N 22°45’26” W, 340.24 feet) to a highway monument in the Eastern line of Interstate Route 95; thence along the Eastern line of Interstate Route 95 N 12°55’59” W a distance of 1219.89 feet to an iron rod; thence S 62°l4’22” E a distance of 7.64 feet to an iron rod; thence S 30°15’25” E a distance of 672.28 feet to an angle iron; thence N 58°28’05” E a distance of 498.28 feet to an iron pipe; thence S 31°52’41” E a distance of 135.12 feet to an iron pipe; thence S 14°09’54” E a distance of 1450.81 feet to a point in the center line of Lewistown Road; thence along the center line of Lewistown Road in a curve to the South and West having a radius of 572.96 feet and a length of 89.35 feet (chord S 66°24’08” W 89.26 feet) to a point; thence N 28°23’02” W a distance of 35.00 feet to a highway monument in the Northern line of Lewistown Road; thence along the Northern line of Lewistown Road S 55°36’58” W a distance of 253.59 feet to the Point of Beginning and containing 1,095,260 square feet or 25.144 acres.

3.001 Ashland, VA 100 N. Carter Road P.O. Box 712 Ashland, VA 23005 (TCA Site No. 1)

Legal Description

PARCEL 1:

ALL that certain tract, piece or parcel of land, with the improvements thereon and appurtenances thereunto belonging, lying and being in Ashland District, Hanover County, Virginia, containing 13.355 acres; as shown on “Plat of Property Situated on the Northern Line of Route No. 54 and West of Route No. 95, Hanover County, Virginia,” dated March 1, 1965, made by Chas. H. Fleet and Associates, Certified Surveyors, and being more particularly described as follows:

BEGINNING, at a stone in the north line of State Route No. 54 at the point where the east line of the property of Humble Oil and Refining Company intersects said north line of State Route No. 54; thence extending N. 6 degrees 15’ W. 150 feet to a rod; thence S. 77 degrees 41’ 54” W. 200 feet to a rod; thence S. 6 degrees 15’ E. 150 feet to a rod in the said north line of State Route No. 54; thence along the said north line of State Route No. 54 S. 77 degrees 41’ 54” W. 30.59 feet to a stone and from said stone continuing westwardly 69.41 feet to a rod; thence back from the north line of State Route No. 54 N. 6 degrees 15’ W. 148.66 feet to a rod; thence N. 8 degrees 26’ 43” E. 471.50 feet to a rod; thence N. 77 degrees 41’ 54” E. 100.15 feet to a rod; thence N. 8 degrees 26’ 43” E. 347.70 feet to a rod; thence S. 85 degrees 32’ E. 646.09 feet to a rod; thence S. 4 degrees 12’ 48” W. 613.82 feet to a stone; thence S. 54 degrees 25’ 34” W. 68.45 feet to a stone; thence S. 35 degrees 20’ W. 66.62 feet to a stone; thence S. 75 degrees 52’ 10” W. 299.89 feet to a stone; thence S. 71 degrees 55’ 30” W. 100.69 feet to a stone; thence S. 13 degrees 36’ W. 45.35 feet to the point and place of beginning.

LESS AND EXCEPT a 100 foot by 150 foot parcel of land located fronting on Route No. 54 between the American Oil Station and the Humble Oil Station, said parcel having been conveyed to Truckstops Corporation of America from E. Philip Saunders and Carole Saunders, his wife, by Deed dated August 31, 1983 and Hanover County, Virginia, in Deed Book 539, Page 135 and re-recorded on December 15, 1983 in Deed Book 542, Page 312.

LESS AND EXCEPT that parcel of land conveyed to the Commonwealth of Virginia, for land for Route 54, by Deed dated October 24, 1966, recorded March 10, 1967, in the aforesaid Clerk’s Office, in Deed Book 264, Page 185.

PARCEL 2:

ALL that piece or parcel of land containing 6.00 acres, lying and being in Ashland District, Hanover County, Virginia, as shown on a plat of subdivision entitled “Interstate Commercial Park Subdivision, Section I,” dated January 25, 1982, prepared by Johnson & Anderson of Virginia, Inc., a copy of which is recorded in Plat Book 5, Page 135, reference to which is hereby made for a more particular description of the property herein conveyed.

PARCEL 3:

ALL that certain piece or parcel of land on the northern line of Route No. 54, containing 0.34 acre, according to a survey plat dated January 13, 1983, and revised March 1, 1983, prepared by Chas. H. Fleet & Associates, Engineer & Surveyors, in The Ashland District, Hanover County, Virginia, and more particularly described as:

BEGINNING at a rod on the northern line of Route No. 54, approximate 0.24 mile west of Interstate Route No. 95, where the western property line of Exxon Corporation intersects the said northern line of Route No. 54; thence (1) along the said northern line of Route No. 54, in a westerly direction S. 77 degrees - 41’ — 54” W. 30.59 feet to a stone monument; thence (2) continuing along the said northern line of Route No. 54 in a westwardly direction, which is a curved line to the right having a radius of 1,803.86 feet and a length of 69.41 feet to an iron rod’ thence (3) in a northwardly direction N. 6 degrees — 15’ W. 148.66 feet to an iron rod; thence (4) continuing in a northwardly direction N. 8 degrees — 26’ — 43’ E. 1.34 feet to an iron rod; thence (5) in an eastwardly direction N. 78 degrees — 25’ —13” E. 99.66 feet to an iron rod; thence (6) in a southwardly direction S. 6 degrees — 15’ E. 150.00 feet to an iron rod on the northern line of Route No. 54, the point of beginning.

ALL of the above described land being the same as follows:

BEGINNING at a stone in the North line of State Route No. 54 at the point where the East line of the property of Exxon Company intersects said North line of State Route No. 54; thence extending N. 6 degrees 15’ 00” W. a distance of 150.00 feet to a nail; thence S. 77 degrees 41’ 54” W. a distance of 200.00 feet to a rod; thence S. 6 degrees 15’ 00” E. a distance of 150.00 feet to a rod in said North line of State Route No. 54; thence along said North line of State Route No. 54 S. 77 degrees 41’ 54” W. a distance of 30.59 feet to a stone; thence along a curve to the right, having a radius of 1,803.86 feet and a length of 69.41 feet to a rod; thence leaving State Route No. 54 N. 6 degrees 15’ 00” W. a distance of 148.66 feet to a rod; thence N. 8 degrees 26’ 43” E. a distance of 471.50 feet to a rod; thence N. 77 degrees 41’ 54”E. a distance of 100.15 feet to a spike; thence N. 8 degrees 26’ 43” E. a distance of 347.70 feet to a rod; thence N. 85 degrees 32’ 00” W. a distance of 30.37 feet to a rod; thence N. 00 degrees 05’ 09” W. a distance of 379.60 feet to a rod; thence S. 85 degrees 32’ 06” E. 704.92 feet; thence S. 04 degrees 12’ 48” W. a distance of 992.23 feet to a rod; thence S. 54 degrees 25’ 34” W. a distance of 88.45 feet to a rod; thence S. 35 degrees 20’ 00” W. a distance of 66.62 feet to a lead hub; thence S. 81 degrees 31’ 44” W. a distance of 378.83 feet to a nail; thence S. 13 degrees 36’ 00” W. a distance of 95.38 feet to the point of beginning and containing 19.178 acres.

3.021 Roanoke, VA 2905 Lee Highway P.O. Box 305 Troutville, VA 24175 (TCA Site No. 21 - Roanoke)

LEGAL DESCRIPTION

PARCEL I:

14.33 acres, being the aggregate of a 10.922-acre parcel shown on plat at DB 173, page 232, and 3.408-acre parcel shown on plat at DB 173, page 341, LESS AND EXCEPT a 1.002-acre parcel as shown on unrecorded plat.

PARCEL II:

1.002 acres according to unrecorded plat by Jack G. Bess, dated March 16, 1968.

(NOTE: Parcel II is the same 1.002-acre parcel excepted from Parcel I. Thurs, the entire property could be described by the Parcel I description of 14.33 acres, without the exception.)

LESS AND EXCEPT: (1) “Parcel 009” containing 1,400 square feet, (2) “Parcel 015” containing 56,800 square feet, (3) “Parcel 012” containing 36,625 square feet, conveyed by Truckstops Corporation of America, a Delaware corporation, to the Commonwealth of Virginia by Deed dated October 9, 1985, recorded in Deed Book 313, page 563.

Also described as follows:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN BOTETOURT COUNTY, VIRGINIA CONTAINING 12.20 ACRES, MORE OR LESS AT THE NORTHWEST INTERSECTION OF U.S. ROUTE 11 AND RELOCATED U.S. HIGHWAY ROUTE NO. 220, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING at a three-eighths inch rod found on the Northerly right-of-way line of U.S. Route No. 220,

THENCE with and along said Northerly right-of-way line North 59 degrees 09 minutes 48 seconds West, 230.11 feet to a three-eighths inch rod found,

THENCE with and along said right-of-way line North 42 degrees 23 minutes 52 seconds West 137.08 feet to a rod set from which a concrete highway monument is South 07 degrees 57 minutes 51 seconds West 3.77 feet,

THENCE with and along the right-of-way to the ramp to Northbound Interstate 81, North 07 degrees 57 minutes 51 seconds East 198.85 feet to a Virginia Department of Highways monument found,

THENCE with and along the right-of-way of Interstate 81, North 21 degrees 55 minutes 30 seconds East 192.07 feet to a three-eighths inch rod set,

1

THENCE with and along the right-of-way, North 40 degrees 44 minutes 33 seconds East 100.60 feet to a rod set on said right-of-way line,

THENCE North 71 degrees 42 minutes 32 seconds East, 65.95 feet to a rod set on said right-of-way line,

THENCE North 30 degrees 35 minutes 58 seconds East, 237.90 feet to a rod set on said right-of-way line,

THENCE South 82 degrees 22 minutes 44 seconds East, 428.38 feet to a rod set on said right-of-way line,

THENCE along the right-of-way of the off-ramp of Interstate 81, South 27 degrees 37 minutes 56 seconds East, 84.37 feet to a three-eighths inch rod set at the intersection with the right-of-way of U.S. Route No. 11,

THENCE with and along the right-of-way of said Route No. 11, South 24 degrees 19 minutes 01 seconds West, 176.14 feet to a rod set on said right-of-way line,

THENCE South 30 degrees 50 minutes 12 seconds West, 450.00 feet to a PK nail set in the asphalt pavement on said right-of-way line,

THENCE South 30 degrees 50 minutes 12 seconds West, 450.00 feet to a PK nail set in the asphalt pavement on said right-of-way line,

THENCE South 49 degrees 16 minutes 18 seconds West, 79.06 feet to a rod set on said right-of-way line of U.S. Route No. 11,

THENCE with and along said right-of-way line, South 30 degrees 50 minutes 12 seconds West, 350.00 feet to a rod set,

THENCE South500 degrees 35 minutes 50 seconds West, 46.20 feet to a rod set on said right-of-way line with U.S. Route No. 220,

THENCE North 88 degrees 54 minutes 30 seconds West, 40.31 feet to the rod found at the point of beginning.

AND described as Parcel A, containing 12.20 acres or 531,426.3 square feet as shown on plat of survey by Charles H. Fleet and Associates, P.C., dated September 3, 1993, revised September 14, 1993, and being also shown on plat of survey made by Charles H. Fleet and Associates, P.C., dated January 14, 1999, of record in the Clerk’s Office of the Circuit Court of Botetourt County, Virginia, in Plat Book 20, page 65.

2

3.143 Wytheville, VA 1025 Peppers Ferry Road P.O. Box 651 Wytheville, VA 24382 (TCA Site No. 143)

LEGAL DESCRIPTION

All that certain real property situated in the County of Wythe, State of Virginia, more particularly described as follows:

BEGINNING at a concrete right of way monument at the intersection of Route 610 and Route I-77 right of way lines; thence with the West right of way line of Route I-77, South 54 degrees 06 minutes East 87.12 feet to a right of way monument; thence continuing East 776.48 feet to a right of way line, South 05 degrees 38 minutes East 776.48 feet to a right of way monument; thence with Route I-77 and Route I-81 right of way line, South 06 degrees 29 minutes West 286.80 feet to a right of way line, South 68 degrees 34 minutes West 393.20 feet to a right of way line, North 71 degrees 32 minutes West 163.60 feet to an iron pin located on the center line of an 88 K.V. power line, thence two courses, North 18 degrees 41 minutes West 743.90 feet to an iron pin located under the center of a tower, thence North 21 degrees 55 minutes West 271.94 feet to an iron pin in the South right of way line of Route 610, the following four courses to the BEGINNING, North 75 degrees 55 minutes East 83.41 feet to an iron pin; thence North 67 degrees 35 minutes East 48.29 feet to an iron pin; thence South 19 degrees 06 minutes East 43.14 feet to a right of monument; thence North 67 degrees 56 minutes East 658.00 feet to the PLACE OF BEGINNING, containing 17.25 acres, more or less.

LESS AND EXCEPT that portion conveyed to the Commonwealth of Virginia, by Deed dated January 12, 1978, recorded in Deed Book 260, page 691, et seq., office of Clerk, Circuit Court, Wythe County, Virginia.

Also described as follows:

Said property being more particularly described on plat of survey dated January 28, 1993, prepared by J.L. Zeh, C.L.S., to wit:

BEGINNING at a concrete right of way monument found at the intersection of VA — RTE 610 (Peppers Ferry Road) and Route I-77 right of way lines;

THENCE, with the right of way of I-77, S 54-17-07 E, 87.3 feet to a concrete right of way monument found;

THENCE, continuing with I-77 right of way, S 05-47-05 E, 776.36 feet to a concrete right of way monument found;

THENCE, continuing with I-77 right of way, S 06-19-22 W, 287.14 feet to a concrete right of way monument found at the intersection of I-77 and I-81 right of way lines;

THENCE, leaving I-77 right of way, and with I-81 right of way, S 68-19-44 W, 393.07 feet to a concrete monument fond;

1

THENCE, continuing with I-81 right of way, N 71-51-43 W, 163.39 feet to an iron pin found in a fence line and on the center line of an 88 K.V. power line;

THENCE, leaving I-81 right of way, and with the center line of said power line, N 18-41-00 W, 743.62 feet to an iron pin found under the center of a tower;

THENCE, continuing with said power line, N 21-55-00 w, 226.15 feet to an iron pin set on the south right of way line of VA - RTE 610;

THENCE, continuing with the southern right of way line of VA — RTE 610 the following calls: N 72-13-43 E, 175.77 feet to a point; N 78-56-13 E, 25.79 feet to an iron pin set; with a curve to the left, having delta angle of 05-53-00; radius of 2936.82; arc length of 301.56 feet to an iron pin set, N 63-49-41 E, 101.58 feet to an iron pin set; N 67-55-12 E, 177.74 feet to the POINT OF BEGINNING, and containing 17.016 acres of land, more or less.

2

3.176 Seattle East, WA 46630 North Bend Way P.O. Box 1970 North Bend, WA 98045 (TCA Site No. 176 — Seattle East)

LEGAL DESCRIPTION:

Parcel A:

That portion of the Northeast quarter of the Northeast quarter of Section 24, Township 23 North, Range 8 East, W.M., in King County, Washington, lying West of the West right-of-way line of 468th Avenue Southeast and North of the North right-of-way line of Interstate Highway No. 90 and East of the following described line:

Commencing at the Northeast corner of said subdivision;

Thence North 87°57’30” West along the North line thereof a distance of 918.13 feet to the true point of beginning;

Thence South 01°32’10” West a distance of 755.54 feet, more or less, to the North right-of-way line of Interstate Highway No. 90 and the terminus of this line;

Except any portion thereof conveyed to the State of Washington for highway purposes by deeds recorded November 30, 1955, December 16, 1955 and July 25, 1969 under Recording Nos. 4641665, 4646940 and 6542836;

And Except any portion thereof condemned in King County Superior Court Cause No. 716816 for highway purposes;

And Except that portion described as follows:

Commencing at the Northeast corner of Section 24, Township 23 North, Range 8 East, W.M., in King County, Washington;

Thence North 87°57’30” West along the section line a distance of 25.0 feet;

Thence South 01°22’29” West a distance of 413.35 feet;

Thence North 88°37’31” West a distance of 5.0 feet;

Thence South 01°22’29” West a distance of 144.00 feet;

Thence North 88°37’31” West a distance of 250.00 feet;

Thence South 01°22’29” West a distance of 47.0 feet to the true point of beginning;

Thence North 88°37’13” West a distance of 164.00 feet;

Thence South 01°22’29” West a distance of 190.0 feet, more or less, to the Northerly line of Interstate Highway No. 90 as condemned In King County Superior Court Cause No. 716816;

Thence North 81°22’28” East along said line a distance of 165 feet, more or less, to a point which bears South 01°22’28” East along said line a distance of 165 feet, more or less, to a point which bears South 01°22’29” West from the true point of beginning;

Thence North 01°22’29” East a distance of 160 feet, more or less, to the true point of beginning;

(Said exception also being known as a portion of unrecorded King County Lot Line Adjustment No. 285001);

And Except that portion deeded to King County by instrument recorded October 14, 2004 under King County Recording No. 20041014001147.

Parcel B:

Commencing at a concrete monument, being the Northeast corner of Section 24, Township 23 North, Range 8

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East W.M., in King County, Washington;

Thence North 87°57’30” West along the section line a distance of 25.0 feet;

Thence South 01°22’29” West a distance of 413.35 feet;

Thence North 88°37’31” West a distance of 5.0 feet;

Thence South 01°22’29” West a distance of 144.00 feet;

Thence North 88°37’31” West a distance of 250.00 feet;

Thence South 01°22’29” West a distance of 47.0 feet to the true point of beginning;

Thence North 88°37’31” West a distance of 164.00 feet;

Thence South 01°22’29” West a distance of 190.0 feet, more or less, to the Northerly line of Interstate Highway No. 90 as condemned In King County Superior Court Cause No. 716816;

Thence North 81°22’28” East a distance of 165 feet, more or less, to a point which bears South 01°22’29” West from the true point of beginning;

Thence North 01°22’29” East a distance of 160 feet, more or less, to the true point of beginning;

(Also Known as a portion of unrecorded King County Lot Line Adjustment No. 285001);

Situate in the County of King, State of Washington.

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3.149 Hurricane, WV
4195 State Rt. 34
Hurricane, WV 25526
(TCA Site No. 149)

TRACT 1

All the certain tract or parcel of real estate situate in Scott District, Putnam County, West Virginia, and being more particularly bounded and described as follows:

From an iron pin in the easterly right of way line of West Virginia State Route 34, the Hurricane-Winfield Road, said iron pin being approximately 1/4 mile north of the Teays Valley Road, Secondary No. 33 and is the common corner of land now or formerly owned by Michael S. Fletcher and Norma C. Fletcher, his wife, and Lovell Grant; thence N. 36° 48’ E. 114 feet along said easterly right of way of State Route No. 34 to an iron pin; thence S. 53° 12’ E. 175 feet to the place of beginning; beginning at this point and thence running N. 36° 48’ E. 351.88 feet to an iron pin; thence S. 87° 55’ E. 408.6 feet to a 36 inch white oak tree hacked three times as a corner; thence S. 2° 58’ W. 272.9 feet to a 10 inch post as a corner; thence S. 82° 27’ W. 511.96 feet to a point; thence N. 53° 12’ W. 121.69 feet to the place of beginning, containing 3.75 acres, more or less.

Right of Way for Tract 1:

Beginning at an iron pin in the easterly right of way line of West Virginia State Route 34, said iron pin being located along said right of way line N. 36° 48’ E. 114 feet from the Fletcher-Grant corner mentioned above; thence running with the easterly right of way line of West Virginia 34, N. 36° 48’ E. 30.65 feet to an iron pin; thence at right angles leaving the said right of way line and running with two lines of a 0.0982 acre lot S. 53° 12’ E. 100 feet and N. 81° 48’ E. 106.06 feet to an iron pin in the west line of the 3.75 Acre tract of which this driveway easement is an appurtenance; thence with the west line of the 3.75 Acre tract S. 36° 48’ W. 105.65 feet to the southwest corner of the 3.75 acre tract; thence N. 53° 12’ W. 175 feet to the place of beginning, which said easement shall extend to and be for all purposes of access to and from adjacent land now owned by Union Oil Company of California, a California corporation, as well as the 3.75 Acre tract above described.

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TRACT 2

All that certain tract or parcel of land, situate on Poplar Fork of Hurricane Creek, in Scott District, Putnam County, West Virginia, and being more particularly bounded and described as follows:

BEGINNING at an iron pin located at the intersection of the southerly controlled access right of way line of Ramp “D” to Interstate Route 64 and the easterly right of way line of old West Virginia State Route 34; thence running along said southerly controlled access right of way line of Ramp “D”, N. 88° 18’ E. 1199.37 feet to an iron pin located in the easterly boundary line of the original tract of 72 acres conveyed to the party of the first part by deed from C. C. Delaney and Grace Delaney, his wife, dated August 11, 1945, recorded in the office of the Clerk of the County Commission of Putnam County, West Virginia, in Deed Book 82, page 58; thence leaving said controlled access right of way lines of Ramp “D” and running with said easterly boundary line of the original tract of 72 acres, S. 1° 25’ W. 611.4 feet (old call S. 2 1/2° E.) to an iron pin located at the southeastern corner of said original tract of 72 acres; thence with the southerly boundary lines of said tract of 72 acres S. 82° 27’ W. 863.75 feet (old call S. 83° W.) to an iron pin located at the southeastern corner of a tract of 5.75 acres conveyed to C. L. Hankins and Ruth C. Hankins, his wife, by deed dated August 10, 1950, recorded in the aforesaid Clerk’s office in Deed Book 98, page 516; thence with the easterly boundary line of said tract of 5.75 acres N. 2° 58’ E. 275.3 feet (S. 5° 10’ W. 273.81 feet in the aforesaid deed to C. L. Hankins and wife, dated August 10, 1950) to a 24” white oak located at the northeastern corner of said tract of 5.75 acres (“36 inch white oak tree hacked three times as a comer” in the aforesaid deed to C. L. Hankins and wife); thence with then northerly boundary line of said tract of 5.75 acres N. 87° 55’ W. 621.5 feet (S. 85° 27’ E. 621.48 feet to the aforesaid deed to C. L. Hankins and wife) to an old iron pin located in the easterly right of way line of old West Virginia State Route 34; thence with said easterly right of way line N. 36° 48’ E. 211.36 feet to an iron pin, N. 33° 36’ E. 255 feet to an iron pin, S. 58° 57’ E. 5 feet to an iron pin; thence N. 30° 53’ E. 14.46 feet to the PLACE OF BEGINNING; containing 17.306 acres, more or less.

THERE IS RESERVED AND EXCEPTED FROM THE ABOVE TWO TRACTS OF LAND THE FOLLOWING TWO PARCELS:

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Parcel One: That certain tract or parcel of land more particularly bounded and described as follows:

Beginning at a 5/8 inch rebar with cap set in the line of the South Putnam Public Service District tract recorded in Deed Book 299, at Page 254, and the Pure Oil tract recorded in Deed Book 153, at page 77, and from which a one inch iron pipe found corner to the said South Putnam Public Service District tract bears S. 87° 09’ W. 86.33 feet; thence through the said Pure Oil tract from which this tract is a part for three (3) calls: N. 46° 09’ E. 62.03 feet to a 5/8 inch rebar with cap set; N. 88° 02’ E. 38.41 feet to a 5/8 inch rebar with cap set; and S. 34° 20’ E. 47.03 feet to a 5/8 inch rebar with cap set in the line of the said Pure Oil tract and the Teays Valley Public Service District tract recorded in Deed Book 253, page 650; thence with said tracts, S. 87° 09’ W. passing a one inch iron pipe found corner to the said Teays Valley Public Service District tract at 76.00 feet, in all 109.78 feet to the place of beginning, containing 2,996.61 square feet, more or less, as shown on a map titled, “PLAT OF SURVEY FOR SOUTH PUTNAM PUBLIC SERVICE DISTRICT SHOWING 2,996.61 SQ. FT. TRACT’, dated May 27, 2005.

And being the same property conveyed to South Putnam Public Service District, a political subdivision, by TA Operating Corporation, by deed dated June 29, 2005 and recorded in said Clerk’s office in Deed Book 457, page 780.

Parcel Two: That certain tract or parcel of land more particularly bounded and described as follows:

Beginning at an existing 3/4” rebar at the northwesterly corner of a tract conveyed to G. & G. Investments, in Deed Book 351, page 495, as recorded in the aforementioned Clerk’s office, said point also being in the southerly existing controlled access right of way line of Interstate 64; thence with said G. & G. Investments tract, S. 1° 20’ 27” W. 619.97 feet to an existing 1/2” rebar at the northeasterly corner of a tract conveyed to Sherman Joseph Wood, in Deed Book 353, page 694, as recorded in the aforementioned Clerk’s office; thence leaving said G. & G. Investments tract, and with said Good tract, S. 82° 05’ 44” W. 146.43 feet to a set rebar; thence leaving said Good tract and meandering with Poplar Fork, the following courses and distances: N. 24° 13’ 34” W. 9.66 feet to a point; thence N. 45° 42’ 44” W. 33.57 feet to a point; thence N. 13° 26’ 16” W. 172.55 feet to a point; thence N. 48° 46’ 33” W. 36.72 feet to a point; thence N. 68° 53’ 46” W. 32.80 to a point; thence, S. 88° 16’ 15” W. 31.81 feet to a point; thence S. 56° 03’ 50” W. 38.76 feet to a point; thence S. 47° 18’ 08” W. 30.98 feet

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to a point; thence S. 64° 50’ 06” W. 77.06 feet to a point; thence S. 66° 25’ 41” W. 81.02 feet to a point; thence S. 74° 07’ 28” W. 38.38 feet to a point; thence S. 77° 16’ 25” W. 9.12 feet to a point; thence N. 56° 21’ 29” W. 6.61 feet to a point; thence N. 37° 45’ 49” W. 34.75 feet to a point; thence N. 11° 36’ 34” W. 15.75 feet to a point; thence N. 9° 26’ 49” E. 12.19 feet to a point; thence N. 28° 42’ 16” E. 39.89 feet to a point; thence N. 35° 28’ 41” E. 129.77 feet to a point; thence N. 34° 29’ 45” E. 265.23 feet to a point; thence N. 28° 15’ 34” E. 76.08 feet to a point; thence N. 21° 16’ 30” E. 30.31 feet to a set rebar in the aforementioned southerly right of way line of Interstate 64; thence with said right of way line, N. 87° 41’ 29” E. 298.91 feet to the point of beginning, containing 5.23 acres.

And being the same property conveyed to Gary D. Young and Penny R. Young, husband and wife, by TA Operating Corporation, by deed dated March 8, 2006 and recorded in said Clerk’s office in Deed Book 463, page 849.

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3.032 Wheeling, WV
RR 1
P.O. Box 1521
Valley Grove, WV 26060
(TCA Site No. 32 - Wheeling)

Legal Description

The following tract of land situate at the Intersection of the Dallas Pike Road (West Virginia Route No. 41), with the Covenanter Church Road (West Virginia Route No. 41/3), on the north side of Interstate Route No. 70, Liberty - Triadelphia District, Ohio County, West Virginia and being more particularly bounded and described as follows:

Beginning at a point at the intersection of the northerly controlled access right of way line of Interstate Route No.70 with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3) and the northerly right of way line of the Dallas Pike Road (West Virginia Route 41), said beginning point being 77 feet distant, measured at right angles in a northerly direction from the Dallas Pike Road centerline station 52 + 44, as shown on Interstate Route No. 70 plan sheet No. 8, Federal Project No. I-70-1(14)14, said plan being on file in the office of the Department of Highways, at Charleston, West Virginia; thence from said beginning) point and with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3), as shown on relocated Route 41/3, plan sheet 5, West Virginia Project No. 6706, said plan being on filed in said office of the Department of Highways, the following two (2) bearings and distances: N. 12° 29’ 20” E. 137 and 28/100 feet to a point 90 feet distant, measured at right angles in an easterly direction from relocated Route 41/3 centerline station 2 + 33; thence N. 04° 33’05” E. 295 and 22/100 feet to a point 40 feet distant, measured at right angles in an easterly direction from relocate Route 41/3 centerline station 5 + 0; thence with the northerly line of said project No. 6706, N. 86° 50’ 23” W. 40 feet to a point in the centerline of the Covenanter Church Road (West Virginia Route 41/3); thence with said centerline the following twenty-nine(29) bearings and distances: N. 04° 12’ 80” E. 113 and 99/100 feet to a point; thence N. 05° 15’ E. 50 feet to a point; thence N. 12° 06’ E. 50 feet to a point; thence N. 26° 20’ E. 50 feet to a point; thence N. 38° 18’ E. 50 feet to a point; thence N. 45° 03’ E. 50 feet to a point; thence N. 49° 42’ E. 50 feet to a point; thence N. 51° 30’ E. 50 feet to a point; thence N. 56° 11’ E. 50 feet to a point; thence N. 58° 47’ E. 50 feet to a point; thence N.61° 35’ E. 50 feet to a point; thence N. 62° 01’ E. 50 feet to a point; thence N. 66° 25’ E. 50 feet to a point; thence N. 71° 13’ E. 50 feet to a point; thence N. 74° 37’ E. 50 feet to a point; thence N. 76° 01’ E. 165 feet to a point; thence N. 70° 02’ E. 50 feet to a point; thence N. 67° 00’ E. 50 feet to a point; thence N. 63° 48’ E. 175 feet to a point; thence N. 64° 42’ E. 50 feet to a point; thence N. 67° 30’ E. 50 feet to a point; thence N. 67° 07’ E. 37 feet to a point; thence N. 69° 39’ E. 65 and 19/100 feet to a point; thence N. 75° 10’ E. 56 and 09/100 feet to a point; thence N. 77° 47’ E. 54 and 04/100 feet to a point; thence N. 80° 46’ E. 51 feet to a point; thence N. 86° 29’ E. 45 and 64/100 feet to a point; thence S. 86° 20’ E. 68 and 05/100 feet to a point; thence S. 80° 42’ E. 215 and 82/100 feet to a point in the northerly controlled access right of way line of Interstate Route No. 70; thence leaving said Covenanter Church Road (West Virginia Route 41/3), and with said northerly controlled access right of way line, the following three (3) bearings and distances: S. 47° 49’ 10” W. 1108 and 83/100 feet to a point 186 feet radially left of Interstate Route No. 70 centerline station 542 + 00; thence S. 58° 28’ 30” W. 675 and 59/100 feet to a point 225 feet radially left of Interstate Route 70 centerline station 536 + 00; thence S. 61° 44’ 20” W. 226 and 24/100 feet to the place of beginning, containing 18 and 29/100 acres, more or less, as compiled from survey and calculations made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors, Wheeling, West Virginia.

Together with the right to use the sanitary sewer line leading from the above described lands over other lands owned by Suder, Inc., to the sanitary lagoons north of Covenanter Church Road together with the right to use the roadway leading from Covenanter Church Road, through other lands now owned by Suder, Inc., as described in said leases dated December 27, 1977.

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Also described as and including:

The following tract of land situate at the intersection of the Dallas Pike Road (West Virginia Route No. 41), with the Covenanter Church Road (West Virginia Route No. 41/3), on the north side of Interstate Route No. 70, Liberty - Triadelphia District (formerly Triadelphia District), Ohio County, West Virginia and being more particularly bounded and described as follows:

Beginning at a point at the intersection of the northerly controlled access right of way line of Interstate Route No. 70 with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3), and the northerly right of way line of the Dallas Pike Road (West Virginia Route 41), said beginning point being 77 feet distant, measured at right angles in a northerly direction from the Dallas Pike Road centerline station 52 + 44, as shown on Interstate Route No. 70 plan sheet No. 8, Federal Project No. I-70-1 (14) 14, said plan being on file in the office of the Department of Highways, at Charleston, West Virginia; thence from said beginning point and with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3), as shown on relocated Route 41/3, plan sheet 5, West Virginia Project No. 6706, said plan being on file in said office of the Department of Highways, the following two (2) bearings and distances: N. 12º 29’ 20” E. 137 and 28/100 feet to a point 90 feet distant, measured at right angles in an easterly direction from relocated Route 41/3 centerline station 2 + 33; thence N. 04º 33’ 05” E. 295 and 22/100 feet to a point 40 feet distant, measured at right angles in an easterly direction from relocated Route 41/3 centerline station 5 + 0; thence with the northerly line of said project No. 6706, N. 86º 50’ 23” W. 40 feet to a point in the centerline of the Covenanter Church Road (West Virginia Route 41/3); thence with said centerline, the following twenty-nine (29) bearings and distances: N. 04º 12’ 30” E. 113 and 99/100 feet to a point; thence N. 05º 15’ E. 50 feet to a point; thence N. 12º 06’ E. 50 feet to a point; thence N. 26º 20’ E. 50 feet to a point; thence N. 38º 18’ E. 50 feet to a point; thence N. 45º 03’ E. 50 feet to a point; thence N. 49º 42’ E. 50 feet to a point; thence N. 51º 30’ E. 50 feet to a point; thence N. 56º 11’ E. 50 feet to a point; thence N. 58º 47’ E. 50 feet to a point; thence N. 61º 35’ E. 50 feet to a point; thence N. 62º 01’ E. 50 feet to a point; thence N. 66º 25’ E. 50 feet to a point; thence N. 71º 13’ E. 50 feet to a point; thence No.. 74º 37’ E. 50 feet to a point; thence N. 76º 01’ E. 165 feet to a point; thence N. 70º 02’ E. 50 feet to a point; thence N. 67º 00’ E. 50 feet to a point;

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thence N. 63º 48’ E. 175 feet to a point; thence N. 64º 42’ E. 50 feet to a point; thence N. 67º 30’ E. 50 feet to a point; thence N. 67º  07’ E. 37 feet to a point; thence N. 69º 39’ E. 65 and 19/100 feet to a point; thence N. 75º 10’ E. 56 and 09/100 feet to a point; thence N. 77º 47’ E. 54 and 04/100 feet to a point; thence N. 80º 46’ E. 51 feet to a point; thence N. 86º 29’ E. 45 and 64/100 feet to a point; thence S. 86º 20’ E. 68 and 05/100 feet to a point; thence S. 80º 42’ E. 215 and 82/100 feet to a point in the northerly controlled access right of way line of Interstate Route No. 70; thence leaving said Covenanter Church Road (West Virginia Route 41/3), and with said northerly controlled access right of way line, the following three (3) bearings and distances: S. 47º 49’ 10” W. 1108 and 83/100 feet to a point 186 feet radially left of Interstate Route No. 70 centerline station 542 + 00; thence S. 58º 28’ 30” W. 675 and 59/100 feet to a point 225 feet radially left of Interstate Route 70 centerline station 535 + 00; thence S. 61º 44’ 20” W. 226 and 24/100 feet to the place of beginning, containing eighteen and twenty-nine hundredths (18 and 29/100) acres, more or less, as compiled from survey and calculations made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors, Wheeling, West Virginia.

There is excepted and reserved from the said 18 and 29/100 acre tract of land so much of the coal underlying same together with such mining rights and privileges that have heretofore been excepted and/or conveyed. The said 18 and 29/100 acre tract being subject to the part of the right of way for the said Covenanter Church Road (West Virginia Route 41/3), that is included within the boundary lines of the said 18 and 29/100 acre tract. The said 18 and 29/100 acre tract being subject to any and all conditions, exceptions, reservations, stipulations, rights of way, etc. as may be contained in former deeds of conveyance. It is understood and agreed between the parties that Tenant’s right to terminate this Agreement for title objections pursuant to Clause 3 of the Agreement is in no way limited or controlled by this paragraph, notwithstanding any language contained in the paragraph to the contrary.

The said 18 and 29/100 acre tract being all of the land now owned by Suder Inc., lying east of the Dallas Pike Road between the Covenanter Church Road and the northerly controlled access right of way lines of Interstate Route No. 70, which was acquired by Suder Inc., by the following deeds:

1)             from W. Glenn Craig and Elma B. Craig, his wife, dated June 27, 1964 and recorded in the office of the Clerk of the County Court of Ohio County, West Virginia in Deed Book 455, at page 232, Parcel One;

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2)             from W. Glenn Craig and Elma Craig, his wife dated October 12, 1964 and recorded in said County Clerk’s office in Deed Book 460, at page 40, Tract No. 1;

3)             from Betty Belle Ellison, widow, dated June 26, 1964 and recorded in said County Clerk’s office is Deed Book 455, at page 436.

4)             from Charles A. Klein and Anna Dillon Klein, his wife, recorded in said County Clerk’s office in Deed Book 484, at page 46.

THIS WINDMILL

All that certain two (2) story concrete block structure with a one (1) story addition, and partial basement, having a ground floor area of approximately 11,000 square feet and a gross floor area of approximately 25,500 square feet, and currently being used as a Restaurant, Store, Motel and tire storage area known as “the Windmill.”

THE WINDMILL JR.

All that certain two (2) story concrete block structure with a one (1) story addition, having a ground floor area of approximately 1,800 square feet and a gross floor area of approximately 3,500 square feet, currently being used for Restaurant, Store and Office purposes and known as “the Windmill Jr.”

THE REPAIR GARAGE

All that certain two (1) story reinforced concrete structured with a mezzanine, having a ground floor area of approximately 7,900 square feet and a gross floor area of approximately 9,100 square feet currently being used as a truck Repair Garage and known as “the Repair Garage.”

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FUEL STATION CANOPY

All that certain fuel station canopy measuring approximately 42’ x 236’ with I beam columns and supports, slight double pitched roof with I beam rafters, corrugated metel panel roofing and 24 mercury vapor street lights attached to structure, currently being used as a truck refueling station and known as “the Windmill Canopy.”

WINDMILL JR. CANOPY

All that certain fuel station canopy measuring approximately 24’ x 80’ with I beam columns and supports, slight double pitched roof with I beam rafters, corrugated metel panel roofing and six (6) mercury vapor street lights attached to structure, currently being used as a truck refueling station and known as “the Windmill Jr. Canopy.”

OTHER PLOT IMPROVEMENTS

All those certain other lot improvements, not specifically described above, including but not limited to, the following:

(1)           Approximately 481,000 square feet of bituminous paving;

(2)           Surface fuel spill collection system with collection and separating tank;

EXHIBIT A

(3)           Storm sewer drainage system with catch basin and piping;

(4)           Sanitary sewer system;

(5)           Fuel storage tank prepared base and dyke;

(6)           Approximately 700 lineal feet of metal ground rail;

(7)           2 - elevated illuminated stop signs with steel columns and arms;

(8)           Approximately 9,152 square foot of reinforced concrete fuel station pads;

(9)           Reinforced concrete truck bumpers.

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FUEL STORAGE TANKS

Two steel fuel storage tanks each of 508,376 gallon capacity with explosion proof pumphouse and metered pump, buried lines from pumphouse, OPH loading rack and arm, hoses, pipelines and tank corrections, surrounded by prepared bose and eight foot steel fence with steel gates.

EXHIBIT A

EXHIBIT A

There is also granted to the Tenant hereto, the right to use the sanitary sewer line leading from the said 18 and 29/100 acre tract through other lands now owned by Suder Inc., to the sanitary lagoons located on other lands now owned by Suder Inc., north of the Covenanter Church Road, together with the right to use the roadway leading from the Covenanter Church Road, through other lands now owned by Suder Inc., to said lagoons, all as shown on the map attached hereto for reference purposes, said rights to be used in common by both parties hereto, their heirs and assigns.

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3.050 Madison, WI
5901 Highway 51
P.O. Box 448
Deforest, WI 53532
(TCA Site No. 50 - Madison)

Part of the Southeast Quarter of the Northeast Quarter (SE 1/4 NE 1/4) of Section Eight (8), Township Eight (8) North, Range Ten (10) East, in the Town of Burke, Dane County, Wisconsin, more particularly described as follows: Commencing on the centerline of U.S. Highway 51 at the East quarter corner of said Section 8; thence West 59.0 feet to the West right-of-way of said U.S. Highway 51; thence North 0°06’ East, 407.7 feet along said right-of-way to the point of beginning of this description; thence continuing North 0°06’ East, 558.0 feet along said right- of-way of U.S. Highway 51; thence North 29°54’ West, 143.18 feet along the right-of-way of the U.S. Highway 51; thence North 60°06’ West, 178.12 feet along the right-of-way of a town road to a point of curvature; thence on a curve to the left of radius 878.8 feet whose long chord bears North 73°47’ West, 320.65 feet; thence North 87°21’ West, 67.48 feet along the right-of-way of said town road; thence South 0°6’ West, 858.94 feet; thence South 89°54’ East, 600 feet to the point of beginning.

3.192 Hudson, WI
713 Highway 12
P.O. Box 230
Hudson, WI 54016
(TCA Site No. 192)

A parcel of land located in the Southwest Quarter of the Southwest Quarter (SW 1/4 SW 1/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) North, Range Nineteen (19) West, in the Town of Hudson, St. Croix County, Wisconsin, described as follows: Commencing at the Southwest corner of Section 27; thence North 02°02’37” East, 82.40 feet along the West line of the Southwest 1/4 of Section 27; thence South 88°00’38” East, 24.87 feet; thence North 04°26’00” East, 360.00 feet along the centerline of U.S. Highway “12”; thence South 83°34’00” East, 100.00 feet to the point of beginning; thence North 04°26’00” East, 310.50 feet; thence Northeasterly 435.20 feet along the arc of a 11,559.16-foot radius curve concave to the West whose chord bears North 03°21’17” East, 435.17 feet; thence South 89°59’50” West, 48.01 feet; thence North 02°42’04” East, 31.54 feet; thence North 89°59’50” East, 789.76 feet; thence South 00°00’35” West, 912.04 feet to the Northerly right-of-way line of interstate “94”; thence Southwesterly 80.07 feet along the arc of a 3629.72-foot radius curve concave to the North whose chord bears South 82°29’57” West, 80.07 feet; thence continuing along said Northerly right-of-way line North 78°21’22” West, 728.15 feet to the point of beginning, containing 358,030 square feet (15.106 acres) more or less. EXCEPT that parcel to State of Wisconsin, Department of Transportation by Award of Damages recorded October 29, 1996, in Volume 1205, on Page 642, as Document No. 551401.

All of the above-described land being the same as follows: A parcel located in the Southwest Quarter (SW1/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) North, Range Nineteen (19) West, in the Town of Hudson, St. Croix County, Wisconsin, further described as follows: From the Southwest corner of said Section 27 go North along the Section line a distance of 82.4 feet; thence South 88°00’ East along the centerline of East-bound lane of Interstate “94” a distance of 24.9 feet; thence North 4°26’ East along centerline of U.S. Highway “12” a distance of 360.0 feet; thence South 85°34’ East a distance of 100.0 feet to point of beginning for parcel to be described herein, said point of beginning being the intersection of the North right-of-way line of Interstate “94” and the East right-of-way line of U.S. Highway “12”; thence South 78°19’ East along said North right-of-way line a distance of 570.0 feet; thence due North a distance of 672.0 feet; thence due West a distance of 55.0 feet; thence due North a distance of 235.0 feet; thence due West a distance of 500.0 feet; thence South 2°10’ West a distance of 48.0 feet along the East right-of-way line of U.S. Highway “12”; thence South 87°42’ East a distance of 48.0 feet; thence Southerly on a curve concave to the West having a radius of 11,559.16 feet and a long chord bearing South 3°22’ West a distance of 433.0 feet; thence South 4°26’ West a distance of 310.5 feet to the point of beginning. All bearings above are grid bearings taken from I-94 surveys and are not true bearings; EXCEPT the Northerly 16-foot strip along the East 500 feet of the above described parcel.

A parcel located in the Southwest Quarter (SW1/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) North, Range Nineteen (19) West, further described as follows: From the Southwest corner of said Section 27 go North along the section line a distance of 82.4 feet; thence South 88°00’ East along the centerline of the East-bound lane of Interstate “94” a distance of 24.9 feet; thence North 4°26’ East along the centerline of U.S. Highway “12” a distance of 360.0 feet; thence South 85°34’ East a distance of 100.0 feet; thence South 78° 19’ East along the North right-of-way line of Interstate “94” a distance of 570.0 feet to the point of beginning for the parcel to be conveyed herein; thence due North a distance of 672.0 feet; thence due West a distance of 55.0 feet; thence due North a distance of 219.0 feet; thence due East a distance of 290.0 feet, thence due South a distance of 911.4 feet to the North right-of-way line of Interstate “94”; thence Westerly along said right-of-way line a distance of 79.2 feet on a chord of a curve concave to the North having a radius of 3629.7 feet; thence North 78°19’ West along said right-of-way line a distance of 160.0 feet to the point of beginning. All bearings being taken from I-94 highway bearings which are grid bearings, not true.

EXCEPT that parcel to State of Wisconsin, Department of Transportation by Award of Damages recorded October 29, 1996, in Volume 1205, Page 642, as Document No. 551401.

3.187 Cheyenne, WY
4000 I-80 Service Road
P.O. Box 5296
Burns, WY 82053
(TCA Site No. 187 - Cheyenne)

Parcel 1: A tract of land situate in the SW1/4 of Section 23, Township 14 North, Range 64 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Commencing at the Southwest corner of said Section 23; thence N.09°32’E., a distance of 362.76 feet to the point of beginning at the intersection of the North right of way line of U.S. Interstate Highway 80 and the East right of way line of County Road Extension 107; thence N.00°22’E., along the East right of way line of said County Road Extension 107, a distance of 397.03 feet; thence leaving said right of way line S.87°07’23”E., a distance of 2576.95 feet; thence S.00°32’11”W., a distance of 203.76 feet; thence N.88°59’W., a distance of 1156.95 feet; thence S.00°22’W., a distance of 412.41 feet; to a point on the North right of way line of U.S. Interstate Highway 80; thence N.88°21’15”W., along said North right of way line a distance of 311.05 feet; thence N.71°12’W., along said North right of way line, a distance of 972.69 feet; thence N.88°16’W., along said North right of way line, a distance of 183.30 feet to the point of beginning.

AND

A tract of land situate in the SE1/4 of Section 22, Township 14 North, Range 64 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Commencing at the Southeast corner of said Section 22; thence N.17°11’19”W., a distance of 411.39 feet to the point of beginning said point being at the intersection of the North right of way line of U.S. Interstate Highway 80 and the West right of way line of County Road Extension 107; thence N.14°23’38”E., along said West right of way line of County Road Extension 107 a distance of 300.27 feet; thence leaving said West right of way line N.88°06’25”W., a distance of 701.35 feet; thence S.01°53’45”W., a distance of 416.54 feet to a point on the North right of way line of said U.S. Interstate Highway 80; thence N.72°47’35”E., along said North right of way line of U.S. Interstate Highway 80, a distance of 376.55 feet; thence S.88°08’32”E., along said North right of way line of U.S. Interstate Highway 80; a distance of 280.54 feet to the point of beginning LESS Tract 1, Travel Centers of America Final Plat, Laramie County, Wyoming, EXCEPTING A tract of land being a portion of parcel #1 as recorded in Book 1504, Page 160, Laramie County Clerk’s Office, located in the Southwest Quarter (SW1/4) of Section 23, Township 14 North, Range 64 West of the 6th P.M., Laramie County, Wyoming, being more particularly described as follows:

Beginning at the Southeast corner of said Book 1504, Page 160; from which the Southwest corner of said Section 23 bears S.88°35’08”W., a distance of 1477.34  feet, thence N.00°07’41”E., a distance of 412.62 feet, along the East line of said parcel to the Northeast corner of said parcel; thence N.89°12’18”W., along the North line of said parcel, a distance of 277.63 feet; thence S.05°44’08”W., a distance of 408.88 feet, to a point on the South line of said parcel; thence S.71°25’50”E., along the South line of said parcel, a distance of 6.91 feet; thence S.88°37’43”E., along said South line, a distance of 311.09 feet to the point of beginning.

Parcel 2: Tract 1, Travel Centers of America Final Plat, Laramie County, Wyoming.

3.188 Ft. Bridger, WY
P.O. Box 400
Ft. Bridger, WY 82933
(TCA Site No. 188)

Legal Description

Parcel 1:

A parcel of land situate in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, according to an official plat of said land filed in the District Land Office, bounded and described as follows:

Commencing at the corner common to Sections 32 and 33, Township 16 North, Range 116 West and Sections 4 and 5, Township 15 North, Range 116 West, said point being on the north line of that certain parcel of land deeded by Upland Industries Corporation to Earl K. Cook by deed dated August 12, 1976, U.I.C. Audit No. 21434; thence along the north line of said Section 5 and along the north line of said deeded parcel N 89°50’57” W, 339.39 feet to the TRUE POINT OF BEGINNING; thence along the southwesterly line of said deed parcel S 23°09’38” E, 935.38 feet (N 23°07’ W, 937.00 feet, more or less, per deed) to the most southerly corner of said deeded parcel, said point also being a point on the northwesterly right-of-way line of Interstate Highway I-80, as said right-of-way is described in that certain Quitclaim Deed, recorded in Book 208, Page 303, Official Records of Uinta County, Wyoming; thence along said northwesterly right-of-way line, S 83°35’ W, 32.98 feet to a point on the east line of said Section 5; thence continuing along said northwesterly right-of-way line S 83°35’ W, 16.10 feet; thence continuing along said northwesterly right-of-way line S 54°46’45” W, 642.0 feet; thence leaving said northwesterly right-of-way line N 0°00’27” W, 1236.12 feet to a point on the north line of said Section 5; thence along said north line S 89°50’57” E, 205.40 feet to the TRUE POINT OF BEGINNING.

Parcel 2:

A parcel of land situate in the NW1/4 of Section 4 and in the NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, according to an official plat of said land filed in the District Land Office, bounded and described as follows:

Commencing at the quarter corner common to said Sections 4 and 5; thence along the section line common to said sections, N 0°17’00” E, 1138.99 feet to a point on the northwesterly line of that certain parcel of land deeded by Upland Industries Corporation to the State of Wyoming by deed dated April 11, 1977, U.I.C. D A No. 26101, (N 0°17’00” E, 1140.5 feet; per deed) said point also being a point on the southeasterly right-of-way line of Interstate Highway I-80 as described in that certain Quitclaim Deed recorded in Book 208, Page 303, Official Records of Uinta County; thence along the northwesterly line of said deeded parcel and along said southeasterly right-of-way line N 78°59’ E, 226.70 feet; thence continuing along said northeasterly line of said deeded parcel and along said southeasterly right-of-way line N 50°11’00” E, 62.64 feet to the TRUE POINT OF BEGINNING; thence leaving said southeasterly right-of-way line and continuing along the easterly line of said deeded parcel S 23°07’00”E, 178.00 feet; thence along the southeasterly line of said deeded parcel S 66°53’ W, 380.46 feet to the beginning of a curve concave southeasterly having a radius of 894.93 feet; thence continuing along said southeasterly line and along said curve through a central angle of 32°38’00”, 509.72 feet; thence East, 1007.53 feet; thence, North 915.20 feet to a point on said southeasterly right-of-way line of Interstate Highway I-80; thence along said southeasterly right-of-way line S 50°10’14” W, 441.50 feet to the TRUE POINT OF BEGINNING.

1

Exhibit A

Parcel 3:

A parcel of land situated in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, more particularly described as follows:

Beginning at the northwest corner of said Section 4, thence Easterly along the north line of said Section 4, S 89°33’03” E, 2344.19 feet, more or less, to the intersection of the North line of said Section 4 with the northerly right-of-way line of Interstate Highway I-80; thence Southwesterly along said northerly right-of-way line, S 66°53’ W, 2006.8 feet, more or less; thence continuing along said right-of-way line S 83°35’ W, 472.92 feet; thence N 23°07’ W, 937.0 feet, more or less, to the north line of said Section 5; thence easterly along said north line of Section 5, 339.39 feet to the Point of Beginning.

Parcel 4:

A parcel of land situated in the SE1/4NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, being more particularly described as follows:

Commencing at the E1/4-Section corner of said Section 5; running thence N 0°17’ E, along the east line of said Section 5, 1106.2 feet; thence N 89°43’ W, 171.8 feet to the POINT OF BEGINNING, said point of beginning being the point of Intersection of the southerly right-of-way line of Interstate Highway I-80 with the northerly right-of-way line of Old U.S. Highway 30S, and said point being marked by 3/4” steel T-Bar driven in the ground topped with a steel identification cap inscribed “RLS 641”; running thence S 78°59’ W, along said southerly Interstate right-of-way line, 314 feet to a standard Wy. Highway Department right-of-way marker inscribed, “Sta.5424 + 00”; thence S 66°53’ W, along said southerly Interstate right-of-way line, 599.43 feet to a point marked by a T-Bar as described above; thence S 55°45’ E, 544.25 feet to said northerly Highway US 30S right-of-way line, said point marked by a T-Bar as described above; thence N 34°15’ E, 727.86 feet to the POINT OF BEGINNING.

LESS AND EXCEPT from the above described parcels those lands conveyed to The Transportation Commission of Wyoming in instrument recorded July 29, 1994 in Book 635, Page 349.

Parcel 5:

All of the S1/4SW1/4 of Section 33, Township 16 North, Range 116 West of the 6th P M, Uinta County, Wyoming, lying northwesterly of the northerly boundary of interstate Highway 80.

2

3.234 Rawlins, WY
1400 Higley Boulevard, Exit 214
Rawlins, WY 82301
(TCA Site No. 234)

Legal Description

All of Tract A and a portion of Tract B of the B.R. Griffin Truck Stop Subdivision of the City of Rawlins, Carbon County, Wyoming, more completely described as follows:

Beginning at the Southeast corner of said Tract A, on the Westerly right of way of Wyoming Highway 78, and which bears S81°06’47”W, 2074.43 ft. from the East 1/4 corner of Sec. 21, T21N, R87W, Carbon County, Wyoming; Thence along a curve to the left, along the Westerly right of way of Highway 78, and along the East line of said Tract A, an arc distance of 265.88 ft. on a radius of 1849.96 ft., through a central angle of 8°14’05”, to a point; Thence N29°25’21”W, 136.92 ft. along the Westerly right of way of Highway 78 and along the East line of said Tract A to the Northeast corner of said Tract A; Thence along a non-tangent curve to the right and along the Northerly line of said Tract A and B, 387.79 ft. on a radius of 1220.96 ft., through a central angle of 18°11’52”, to a point which is 34.04 ft. on an arc West of the Northwest corner of said Tract A; Thence S12°05’19”E, 110.22 ft. parallel to the West line of said Tract A to a point; Thence N77°54’41”E, 34.00 ft. to a point on the West line of said Tract A, 108.73 ft. South of the Northwest corner of said Tract A; Thence S12°05’19”E, 240.26 ft. along the West line of said Tract A to the Southwest corner of said Tract A; Thence N77°54’41”E, 451.73 ft. along the Southerly line of said Tract A to the point of beginning;

AND

All of Tract C of the B.R. Griffin Truck Stop Subdivision of the City of Rawlins, Carbon County, Wyoming

AND

All of Tract D of the B.R. Griffin Truck Stop Subdivision of the City of Rawlins, Carbon County, Wyoming.

Schedule 1.1(54)

Retained Buildings

TA Site No.	Mailing Address
1	100 N. Carter Road, Ashland, VA 23005
32	RR1, Valley Grove, WV 26060 (I-70 at Dallas Pk, Exit 11)
67	5644 SR 8, Harrisville, PA 16038 (I-80 & RS 80, Exit 3)
102	10346 S. State Rd. 39, Clayton, IN 46118
111	980 West South Blvd., Montgomery, AL 36105
140	155 Hwy. 138, Denmark, TN 38391
148	5101 Quebec Street, Commerce City, CO 80022
197	8909 20th Street, Vero Beach, FL 32966
214	875 North Eagle Valley Rd., Milesburg, PA 16853